                                  ANNUAL REPORT


                                 CLASS A SHARES
                                 CLASS B SHARES
                                  TRUST SHARES


                                  JULY 31, 2000


                            [LOGO OF AMSOUTH FUNDS]
                        AMSOUTH BANK, INVESTMENT ADVISOR
                        BISYS FUND SERVICES, DISTRIBUTOR

                                NOT FDIC INSURED

                              www.amsouthfunds.com

AmSouth(R) Funds

Table of Contents

    Management Discussion of Performance
      Message from the Chairman and Investment
       Adviser.........................................    3

    Fund Summary
      Value Fund.......................................    4
      Growth Fund......................................    6
      Capital Growth Fund..............................    8
      Large Cap Fund...................................   10
      Mid Cap Fund.....................................   12
      Small Cap Fund...................................   14
      Equity Income Fund...............................   16
      Balanced Fund....................................   18
      Select Equity Fund...............................   20
      Enhanced Market Fund.............................   22
      International Equity Fund........................   24
      Strategic Portfolios.............................   26
      Bond Fund........................................   32
      Limited Term Bond Fund...........................   34
      Government Income Fund...........................   36
      Limited Term U.S. Government Fund................   38
      Municipal Bond Fund..............................   40
      Florida Tax-Exempt Fund..........................   42
      Tennessee Tax-Exempt Fund........................   44
      Limited Term Tennessee Tax-Exempt Fund...........   46
      Money Market Funds...............................   48

    Financial Statements
      Report of Independent Auditors...................   50
      Value Fund.......................................   51
      Growth Fund......................................   57
      Capital Growth Fund..............................   63
      Large Cap Fund...................................   69
      Mid Cap Fund.....................................   76
      Small Cap Fund...................................   82
      Equity Income Fund...............................   88
      Balanced Fund....................................   94
      Select Equity Fund...............................  101
      Enhanced Market Fund.............................  107
      International Equity Fund........................  117
      Strategic Portfolios: Aggressive Growth
       Portfolio.......................................  124
      Strategic Portfolios: Growth Portfolio...........  129
      Strategic Portfolios: Growth and Income
       Portfolio.......................................  134
      Strategic Portfolios: Moderate Growth and Income
       Portfolio.......................................  139
      Strategic Portfolios: Current Income Portfolio...  144
      Bond Fund........................................  149
      Limited Term Bond Fund...........................  157
      Government Income Fund...........................  164
      Limited Term U.S. Government Fund................  170
      Municipal Bond Fund..............................  175
      Florida Tax-Exempt Fund..........................  184
      Tennessee Tax-Exempt Fund........................  190
      Limited Term Tennessee Tax-Exempt Fund...........  196
      Prime Money Market Fund..........................  200
      U.S. Treasury Money Market Fund..................  206
      Treasury Reserve Money Market Fund...............  210
      Tax-Exempt Money Market Fund.....................  214
      Institutional Prime Obligations Fund.............  222

    Notes to Financial Statements......................  228

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                                       2

Message From the Chairman and Investment Advisor

Dear Shareholders:

We are pleased to send you this annual report for the 12 months ended July 31, 2000, a time of significant and productive transition for our fund family.

As you may know, in 1999 AmSouth Bank bought First American Bank of Nashville, Tennessee. On March 13 of this year, First American's ISG Funds merged into the AmSouth Funds.

In our last report to you, shortly before the merger took effect, we wrote that we expected the joining of our two fund families to provide you with more fund choices and additional diversification, among other benefits. Now that the merger is complete, we are happy to report that our optimism was justified.

We now offer 29 funds, encompassing nearly every major asset class. As of July 31, our total assets under management exceeded $7.1 billion.

By all measures, the merger has been a success, and we intend to continue to leverage our combined resources in the months and years ahead.

Stocks rolled up and down and often roiled investors' constitutions

For a period that saw unusual levels of volatility, the year just past produced returns that seemed unexpectedly tame--at least when viewed from start to fin-ish. For the 12 months ended July 31, 2000, the Standard & Poor's 500 Stock In-dex/1/ (the "S&P 500"), the stock market's leading indicator, rose a modest 8.97%.

While below historical levels, and perhaps disappointing to investors who have come to expect high double-digit returns from equities, the market's perfor-mance certainly was not disastrous. Considering the fact that inflation re-mained benign, a return of nearly nine percent would seem adequate.

However, the markets' seemingly mild, point-to-point performance masked periods of turbulent activity. For the first eight months of the fiscal year, invest-ment sentiment was mostly white-hot about technology, telecommunications and biotech issues, and ice-cold for stocks derisively grouped as "old economy" names. Traditional "value" investing--buying stocks with attractive fundamental valuations and solid earnings prospects--did not work as well as it has many times in the past.

Then, as often happens in the financial markets, the tide turned. Call it a correction, a sector rotation or a return to reason, but most of the high-fly-ing tech stocks plummeted to earth. The Nasdaq Composite Index,/2/ home to many technology names, reached a peak on March 10, turned sour and did not begin to regain its balance until late May. The S&P 500 kept rising until the end of March, but then began to lower, once concerns over rising interest rates, cor-porate earnings and excessive valuations haunted the markets.

As we write this letter during the third week of August, we are able to report that stocks are again showing some life. Second-quarter earnings have been sat-isfactory, and most analysts believe the Federal Reserve Board (the "Fed") is done raising interest rates for the time being. We now are in a phase that we believe will test investors' stock-picking skills. Not every sector or stock will perform well; it is up to us, as your fund managers, to continue to help you build a foundation for long-term investment success.

Bonds swam against the tide of rising rates

One of the Fed's primary goals is to stave off potentially damaging inflation-ary pressures before they have the chance to form and gain momentum. The Fed uses its power to raise short-term rates--specifically, the federal funds rate--to dampen the threat of inflation.

With the economy growing at a robust pace, the Fed last year decided to embark on a series of interest-rate hikes. The first was announced in June 1999, shortly before our most recent 12-month period began. Since then, there have been six more rate hikes.

When interest rates go up, bond prices generally go down, which is why, for the first six months of our reporting period, bonds struggled against the handicap of rising rates. In this difficult climate, we maintained our investment disci-pline: investing your money in relatively secure issues that offered solid cur-rent income and prospects for moderate, long-term gains.

In recent months, conditions have improved. Longer-term securities benefited from the U.S. Treasury's decision to buy back long bonds; long Treasuries have done well since the beginning of the calendar year 2000. With the economy slow-ing down, observers hope that the Fed's actions over the last 14 months will result in a "soft landing" that will mute the threat of inflation without kill-ing domestic growth.

We will remain cautiously optimistic over the next six to 12 months about both stocks and bonds. As we have said many times before, we are not short-term investors. We regard the markets with a long-term perspective, and we hope to continue serving your needs and helping you achieve your financial goals.

Sincerely,

/s/ J. David Huber

J. David Huber
Chairman
AmSouth Funds

/s/ Brian B. Sullivan

Brian B. Sullivan
Chief Investment Officer
AmSouth Bank

/1/The Standard & Poor's 500 Stock Index is an unmanaged index generally repre-sentative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment man-agement and fund accounting fees. Investors cannot invest directly in an in-dex, although they can invest in its underlying securities.
/2/ The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and ADR's.
Investments in the Funds are neither guaranteed by, nor obligations of, AmSouth Bank or any other bank and are not insured by the FDIC or any other government agency. Investment in mutual funds involve risk, including the possible loss of principal. This material must be preceded or accompanied by a current prospec-tus.

 AmSouth Value Fund



Portfolio Manager

Pedro (Pete) Verdu, CFA
Senior Vice President
AmSouth Bank

Pete has been an analyst and
portfolio manager for more than 28
years. He manages the AmSouth Value
Fund and AmSouth Balanced Fund.
Pete has a B.A. in economics and an
M.B.A. in finance.

                        PORTFOLIO MANAGER'S PERSPECTIVE

"With the AmSouth Value Fund, we apply a 'value investing' approach consistently over full market cycles. We do not chase fads or glamour stocks. Instead, we look for sound companies with good fundamentals at bargain prices. By consistently following this approach to investing, we hope to provide our shareholders with superior returns over a full market cycle, with downside protection in volatile markets."

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the AmSouth Value Fund produced a to-tal return of -8.19% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index rose 8.97%.

Q. What factors affected your performance?

A. Our decline came in the first six months of the period, an extraordinarily difficult time for value-oriented funds; it was perhaps the worst such period in 15 to 20 years.

We were hampered by an environment in which investors focused on a very small group of growth stocks--principally in the technology, Internet and biotechnol-ogy sectors. This narrow focus, which had driven investor sentiment for the last two years, became even more pronounced as investors decided that the "new economy" was the only thing worthwhile.

But in March, the market rotated sharply away from technology stocks. Since then, the Fund has had good performance, relative to the market as a whole.

As always, we exercised a strong preference on stocks whose prices, in our opinion, did not reflect their true value. Throughout the period, we favored such sectors as financial services and raw materials (including energy and pa-per and forest products). We believe these areas have excellent earnings pros-pects--particularly, in the short term, the energy and forest products. The stocks we own are selling at the largest discount to the market in almost 30 years.

In financial services, we have had our greatest exposure to the insurance group, including stocks such as St. Paul Cos., Inc. (3.69% of net assets), Chubb Corp. (3.31%) and Marsh & McLennen Cos., Inc. (2.98%). All have done sig-nificantly better than their sector as a whole.++

We have also done well with many of our energy holdings. Over the last six months, the price of oil has risen sharply, which has helped to boost the prices of holdings such as Kerr-McGee Corp. (2.41%), Burlington Resources, Inc. (1.17%), USX-Marathon Group (2.00%) and Texaco, Inc. (2.01%).++

As of July 31, 2000, the Fund's top five holdings were St. Paul Cos., Inc. (3.69%), Washington Mutual, Inc. (3.66%), Chubb Corp. (3.31%), CVS Corp. (3.21%) and C.R. Bard, Inc. (3.02%).++

Q. What is your outlook for the next six to 12 months?

A. It appears to us that, since March, investors have been reassessing what probably were excessively high expectations for Internet and certain technology names. Going forward, we anticipate that our particular value style has the po-tential to do well, especially relative to the overall market. We expect our overweightings in energy, financial services and the paper industry to be par-ticularly constructive.
++ The Fund's portfolio composition is subject to change.

                                                            AmSouth Value Fund

Value of a $10,000 Investment

                                    [GRAPH]

                 AmSouth           AmSouth           AmSouth
                Value Fund        Value Fund       Value Fund      S&P 500
             (Class A Shares)  (Class B Shares)  (Trust Shares)  Stock Index

 7/31/90            9,554            10,000          10,000         10,000
 8/31/90            8,671             9,070           9,076          9,096
 9/30/90            8,256             8,628           8,641          8,653
10/31/90            8,167             8,526           8,548          8,617
11/30/90            8,786             9,161           9,196          9,174
12/31/90            9,096             9,478           9,521          9,429
 1/31/91            9,488             9,887           9,931          9,840
 2/28/91           10,137            10,556          10,611         10,543
 3/31/91           10,315            10,726          10,796         10,799
 4/30/91           10,289            10,692          10,770         10,824
 5/31/91           10,669            11,077          11,167         11,291
 6/30/91           10,080            10,454          10,551         10,774
 7/31/91           10,363            10,737          10,847         11,276
 8/31/91           10,391            10,760          10,876         11,543
 9/30/91           10,237            10,590          10,715         11,350
10/31/91           10,333            10,680          10,816         11,503
11/30/91            9,843            10,170          10,302         11,039
12/31/91           10,843            11,190          11,349         12,302
 1/31/92           10,965            11,304          11,477         12,073
 2/29/92           11,192            11,531          11,714         12,229
 3/31/92           10,944            11,270          11,456         11,991
 4/30/92           11,387            11,712          11,919         12,343
 5/31/92           11,464            11,780          11,999         12,404
 6/30/92           11,236            11,542          11,761         12,219
 7/31/92           11,703            12,007          12,250         12,718
 8/31/92           11,282            11,565          11,809         12,458
 9/30/92           11,455            11,735          11,990         12,604
10/31/92           11,502            11,769          12,040         12,648
11/30/92           11,906            12,177          12,462         13,079
12/31/92           11,963            12,222          12,522         13,239
 1/31/93           12,282            12,540          12,855         13,350
 2/28/93           12,458            12,710          13,040         13,532
 3/31/93           12,874            13,118          13,475         13,817
 4/30/93           12,914            13,152          13,517         13,483
 5/31/93           13,300            13,537          13,922         13,844
 6/30/93           13,269            13,492          13,889         13,884
 7/31/93           13,318            13,526          13,940         13,829
 8/31/93           13,823            14,036          14,469         14,353
 9/30/93           13,633            13,832          14,270         14,243
10/31/93           13,863            14,048          14,510         14,538
11/30/93           13,776            13,946          14,420         14,399
12/31/93           14,162            14,331          14,824         14,573
 1/31/94           14,804            14,966          15,495         15,069
 2/28/94           14,452            14,603          15,127         14,660
 3/31/94           13,768            13,900          14,411         14,021
 4/30/94           13,843            13,957          14,490         14,201
 5/31/94           14,166            14,274          14,828         14,434
 6/30/94           13,977            14,070          14,630         14,080
 7/31/94           14,372            14,456          15,043         14,542
 8/31/94           14,813            14,887          15,505         15,138
 9/30/94           14,500            14,558          15,177         14,768
10/31/94           14,668            14,717          15,353         15,100
11/30/94           14,035            14,070          14,691         14,550
12/31/94           14,215            14,240          14,879         14,766
 1/31/95           14,483            14,501          15,160         15,149
 2/28/95           15,101            15,102          15,807         15,739
 3/31/95           15,548            15,533          16,275         16,204
 4/30/95           16,138            16,111          16,893         16,681
 5/31/95           16,587            16,553          17,362         17,347
 6/30/95           16,613            16,565          17,390         17,750
 7/31/95           17,139            17,075          17,941         18,339
 8/31/95           17,173            17,086          17,976         18,385
 9/30/95           17,528            17,426          18,347         19,161
10/31/95           17,213            17,098          18,018         19,092
11/30/95           17,896            17,766          18,733         19,931
12/31/95           18,109            17,959          18,956         20,314
 1/31/96           18,651            18,481          19,523         21,006
 2/29/96           18,885            18,696          19,768         21,201
 3/31/96           19,376            19,172          20,282         21,405
 4/30/96           19,980            19,751          20,915         21,720
 5/31/96           20,203            19,955          21,148         22,281
 6/30/96           20,027            19,762          20,963         22,365
 7/31/96           19,038            18,776          19,928         21,377
 8/31/96           19,690            19,399          20,611         21,828
 9/30/96           20,125            19,819          21,066         23,058
10/31/96           20,045            19,717          20,982         23,693
11/30/96           21,224            20,862          22,216         25,484
12/31/96           20,959            20,590          21,941         24,979
 1/31/97           21,763            21,361          22,782         26,539
 2/28/97           22,484            22,052          23,537         26,747
 3/31/97           22,025            21,576          23,056         25,648
 4/30/97           22,550            22,075          23,606         27,179
 5/31/97           24,218            23,685          25,352         28,834
 6/30/97           25,131            24,558          26,307         30,128
 7/31/97           27,100            26,463          28,369         32,524
 8/31/97           26,155            25,522          27,380         30,701
 9/30/97           27,784            27,098          29,091         32,383
10/31/97           26,356            25,709          27,602         31,301
11/30/97           27,214            26,524          28,505         32,750
12/31/97           27,729            27,011          29,012         33,313
 1/31/98           27,816            27,084          29,122         33,681
 2/28/98           29,812            29,004          31,206         36,110
 3/31/98           31,405            30,529          32,883         37,960
 4/30/98           31,118            30,246          32,602         38,341
 5/31/98           31,022            30,124          32,507         37,682
 6/30/98           31,350            30,425          32,846         39,213
 7/31/98           30,445            29,526          31,903         38,795
 8/31/98           26,371            25,563          27,648         33,195
 9/30/98           28,036            27,151          29,389         35,312
10/31/98           30,423            29,451          31,901         38,185
11/30/98           31,887            30,841          33,445         40,501
12/31/98           32,613            31,521          34,272         42,833
 1/31/99           32,642            31,532          34,310         44,624
 2/28/99           31,925            30,820          33,563         43,237
 3/31/99           32,781            31,628          34,471         44,968
 4/30/99           35,224            33,970          37,046         46,708
 5/31/99           35,319            34,037          37,150         45,605
 6/30/99           36,123            34,780          38,004         48,136
 7/31/99           34,987            33,669          36,825         46,633
 8/31/99           33,853            32,550          35,627         46,402
 9/30/99           32,122            30,870          33,828         45,130
10/31/99           33,542            32,211          35,314         47,986
11/30/99           33,219            31,877          34,982         48,972
12/31/99           33,873            32,506          35,649         51,846
 1/31/00           31,927            30,607          33,602         49,241
 2/29/00           29,756            28,507          31,324         48,308
 3/31/00           33,413            32,002          35,171         53,034
 4/30/00           33,020            31,607          34,774         51,439
 5/31/00           33,577            32,107          35,348         50,383
 6/30/00           31,613            30,212          33,301         51,626
 7/31/00           32,123            30,686          33,838         50,818

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

Average Annual Total Return

As of                 Inception           1          5          10
July 31, 2000           Date             Year       Year       Year

Class A Shares*        12/1/88         (12.32%)     12.35%     12.38%
Class B Shares**        9/3/97 1       (12.72%)     12.19%     11.87%
Trust Shares            9/2/97 1        (8.11%)     13.53%     12.96%

 *Reflects maximum 4.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/90 to 7/31/00 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Value Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associ-ated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
 /1/Performance for the Class B and Trust Shares, which commenced operations on 9/3/97 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge
    (CDSC).


 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Growth Fund



Portfolio Manager

Dennis A. Johnson, CFA
President and Chief Investment
Officer,
Peachtree Asset Management (sub-
advisor)

Dennis has a B.S. in economics and
an M.S. in finance. His 18 years of
investment experience are backed by
an investment team with an average
of nine years of experience.

                        PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Growth Fund uses a well-defined and rigorously proven investment process to select domestic large-capitalization growth stocks. We buy companies we feel can sustain above-average growth in operating earnings per share. We sell a stock when we feel it is overvalued when it experiences sustained deterioration in its earnings or fundamentals."


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the Fund produced a total return of 10.27% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index rose 8.97%.

Despite unusual volatility in the market, including a sharp decline this past spring in the price of technology issues, the Fund outperformed its benchmark and gave shareholders solid returns in the face of a challenging investment climate.

Q. What factors affected your performance?

A. Our success was due in large measure to being overweighted in market sectors that performed well and underweighted in those that did not.

We had significant weightings in such strong sectors as health care, where we had holdings in Pharmacia Corp., formerly Pharmacia Upjohn (2.85% of net as-sets), United Health Group (2.60%), Universal Health Services (2.34%) and Cigna (0.69%); and producer durable stocks such as General Electric Co. (4.69%) and Tyco International, Ltd. (3.01%).++

We also held a large number of technology stocks, and with technology powering the market averages for much of the period, this allocation proved to be very profitable for us. Some of our tech winners included Sun Microsystems, Inc. (3.16%), Analog Devices (2.12%) and Apple Computer (0.97%).++

Just as important as picking the right stocks and sectors is avoiding the wrong ones. During the period, we had little exposure to the consumer staples and fi-nancial sectors, which helped us avoid some major disappointments. We also stayed clear of basic industry names, which also helped our performance.

While it might seem to some shareholders that we emphasized investments in what is known as the "new economy," our investment process actually does not permit us to make such distinctions. The investments we make, including those in the technology area, are in companies that we feel offer outstanding growth poten-tial. In some instances, these companies boast technological advances and are driven by the Internet. What these companies have in common are their growth prospects, the forecasts for earnings continue to rise and valuation levels ap-pear to reflect true upside potential.

Rather than trying to pick the next hot sector, we spend our time and resources identifying the right companies, regardless of sector.

As of July 31, 2000, the Fund's top five holdings were General Electric Co. (4.69% of net assets), Sun Microsystems, Inc. (3.16%), Tyco International Ltd. (3.01%), Eastman Chemical Co. (2.98%) and Knight-Ridder, Inc. (2.90%).++

Q. What is your outlook for the next six to 12 months?

A. We anticipate that technology will do well. We expect to see a relatively narrow market; we believe only a small group of stocks will drive market re-turns. Consequently, stock selection will be a very critical factor, so we will continue to do our research and adhere to a discipline that will keep us on the right track.
++ The Fund's portfolio composition is subject to change.

                                                           AmSouth Growth Fund

                                    [GRAPH]
                AmSouth           AmSouth           AmSouth
              Growth Fund       Growth Fund       Growth Fund     S&P 500
            (Class A Shares)  (Class B Shares)   (Trust Shares)  Stock Index
  8/3/97          9,551            10,000            10,000        10,000
 8/31/97          9,121             9,540             9,550         9,440
 9/30/97          9,599            10,040            10,050         9,957
10/31/97          9,188             9,600             9,620         9,624
11/30/97          9,436             9,860             9,890        10,070
12/31/97          9,647            10,070            10,110        10,242
 1/31/98          9,685            10,110            10,150        10,356
 2/28/98         10,535            10,980            11,040        11,103
 3/31/98         11,003            11,470            11,540        11,671
 4/30/98         10,965            11,420            11,500        11,789
 5/31/98         10,707            11,140            11,230        11,586
 6/30/98         11,232            11,690            11,790        12,057
 7/31/98         11,098            11,540            11,650        11,928
 8/31/98          8,978             9,330             9,430        10,206
 9/30/98          9,924            10,300            10,410        10,857
10/31/98         10,821            11,230            11,360        11,741
11/30/98         11,519            11,950            12,100        12,453
12/31/98         12,936            13,404            13,594        13,170
 1/31/99         13,639            14,120            14,330        13,720
 2/28/99         12,811            13,263            13,463        13,294
 3/31/99         13,273            13,727            13,947        13,826
 4/30/99         13,177            13,626            13,856        14,361
 5/31/99         12,657            13,071            13,302        14,022
 6/30/99         13,899            14,351            14,622        14,800
 7/31/99         13,514            13,958            14,219        14,338
 8/31/99         13,388            13,827            14,098        14,267
 9/30/99         13,254            13,676            13,957        13,876
10/31/99         14,389            14,845            15,156        14,754
11/30/99         14,794            15,248            15,579        15,057
12/31/99         15,321            15,780            16,131        15,941
 1/31/00         14,652            15,079            15,431        15,140
 2/29/00         15,291            15,728            16,110        14,853
 3/31/00         16,778            17,244            17,677        16,306
 4/30/00         16,289            16,742            17,176        15,816
 5/31/00         15,101            15,508            15,922        15,491
 6/30/00         15,431            15,832            16,267        15,873
 7/31/00         14,902            14,978            15,713        15,625
      -------------------------------------------------------------------
      Average Annual Total Return
      -------------------------------------------------------------------
      As of                   Inception            1              Since
      July 31, 2000             Date              Year          Inception
      -------------------------------------------------------------------
      Class A Shares*          8/3/97             5.32%           14.28%
      -------------------------------------------------------------------
      Class B Shares**         9/3/97/1/          4.46%           14.47%
      -------------------------------------------------------------------
      Trust Shares             9/2/97/1/         10.51%           16.32%
      -------------------------------------------------------------------
      *  Reflects maximum 4.50% sales charge
      ** Reflects applicable contingent deferred sales charge (maximum 5.00%)

 The chart above represents a comparison of a hypothetical $10,000 investment from 8/3/97 to 7/31/00 in the indicated share class, versus a similar in-vestment in the Fund's benchmark, and represents the reinvestment of divi-dends and capital gains in the Fund.

 The performance of the AmSouth Growth Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associ-ated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 /1/Performance for the Class B and Trust Shares, which commenced operations on 9/3/97 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Capital Growth Fund


Portfolio Manager

Charles E. Winger, Sr., CFA
Senior Vice President
AmSouth Bank

Charley has 27 years of investment
management experience, including 11
years with First American National
Bank. He earned a Chartered
Financial Analyst designation and
holds his M.B.A. and a B.A. in
psychology from the University of
Tennessee.

                      PORTFOLIO MANAGER'S PERSPECTIVE

"As a growth-oriented fund, the Capital Growth Fund focuses on industry leaders with high earnings per share. We generally look for annual earnings growth of 15% or higher. After identifying strong themes, such as technology or health care, we select companies that have financial strength, good return on equity, reasonable debt-to-equity ratios and strong revenue growth. We apply sell discipline through price targets and downside alerts."


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the Fund's total return was 19.06% (Class A Shares at NAV). In comparison, the Lipper Growth Fund Index/1/ was up 17.88%, and the S&P 500 Stock Index rose 8.97%.

Q. What factors affected your performance?

A. Throughout the period, we saw an enormous amount of sector rotation, as in-vestors moved in and out of one area of the market after another. We did our best to stay in front of that rotation, to be ahead of the curve, rather than behind it.

For example, in technology--the strength of our tech holdings is the main rea-son we did so well during the period--we never were more than five percent above or below the S&P 500's tech weighting. Therefore, although tech was ex-tremely volatile, and suffered some nerve-wracking declines at times, it was an immensely profitable sector for the 12 months as a whole.

We are growth managers. We try to take advantage of momentum; we are more likely to buy stocks when they are going up than when they are falling. There-fore, we often held large positions in such volatile industries as semiconduc-tors and software manufacturing. Individual names in the portfolio included Altera Corp. (0.55% of net assets), LSI Logic Corp. (0.74%), Oracle Corp. (1.99%), Cisco Systems, Inc. (1.48%), Sun Microsystems, Inc. (2.62%), EMC Corp. (2.56%) and Corning, Inc. (1.02%), which was our biggest winner.++

We also profited from our positions in health care and drug companies, though in the final two months of the period, we trimmed our positions in pure pharma-ceutical plays and redeployed assets in medical product companies and health care service companies--including Cardinal Health Care, Inc. (2.57%), Medtronic, Inc. (1.82%) and Stryker Corp. (2.27%).++

As of July 31, 2000 the Fund's top five holdings were Northern Trust Company (3.02%), American International Group (2.92%), Sun Microsystems, Inc. (2.62%), Pfizer, Inc. (2.60%) and Cardinal Care, Inc. (2.57%).++

Q. What is your outlook for the next six to 12 months?

A. What we believe most investors are facing now is a slowing economy, which will probably have negative implications for corporate profits. We intend to keep the cash allocation in the portfolio to a minimum, therefore the portfolio will stay close to fully invested.

  /1/The Lipper Growth Fund Index is an index comprised of managed funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

  ++ The Fund's portfolio composition is subject to change.

                                                   AmSouth Capital Growth Fund

Value of a $10,000 Investment

                                    [GRAPH]

                AmSouth          AmSouth           AmSouth
                Capital          Capital           Capital
             Growth Fund       Growth Fund       Growth Fund      S&P 500
           (Class A Shares)  (Class B Shares)  (Trust Shares)   Stock Index

 7/31/90          9,553            10,000           10,000         10,000
 8/31/90          8,780             9,170            9,191          9,096
 9/30/90          8,471             8,842            8,867          8,653
10/31/90          8,333             8,687            8,723          8,617
11/30/90          8,763             9,131            9,173          9,174
12/31/90          8,918             9,286            9,335          9,429
 1/31/91          9,313             9,691            9,748          9,840
 2/28/91          9,863            10,251           10,324         10,543
 3/31/91         10,034            10,425           10,504         10,799
 4/30/91          9,897            10,270           10,360         10,824
 5/31/91         10,155            10,541           10,629         11,291
 6/30/91          9,639            10,000           10,090         10,774
 7/31/91         10,275            10,637           10,755         11,276
 8/31/91         10,498            10,869           10,989         11,543
 9/30/91         10,172            10,521           10,647         11,350
10/31/91         10,395            10,734           10,881         11,503
11/30/91         10,034            10,367           10,504         11,039
12/31/91         11,117            11,467           11,637         12,302
 1/31/92         10,825            11,158           11,331         12,073
 2/29/92         10,876            11,197           11,385         12,229
 3/31/92         10,653            10,965           11,151         11,991
 4/30/92         10,722            11,023           11,223         12,343
 5/31/92         10,790            11,081           11,295         12,404
 6/30/92         10,361            10,637           10,845         12,219
 7/31/92         10,670            10,946           11,169         12,718
 8/31/92         10,498            10,753           10,989         12,458
 9/30/92         10,842            11,100           11,349         12,604
10/31/92         11,082            11,332           11,601         12,648
11/30/92         11,546            11,795           12,086         13,079
12/31/92         11,838            12,085           12,392         13,239
 1/31/93         12,045            12,297           12,608         13,350
 2/28/93         11,976            12,220           12,536         13,532
 3/31/93         12,320            12,548           12,896         13,817
 4/30/93         11,770            11,988           12,320         13,483
 5/31/93         11,993            12,201           12,554         13,844
 6/30/93         11,924            12,124           12,482         13,884
 7/31/93         11,976            12,162           12,536         13,829
 8/31/93         12,234            12,413           12,806         14,353
 9/30/93         12,302            12,471           12,878         14,243
10/31/93         12,165            12,317           12,734         14,538
11/30/93         12,062            12,201           12,626         14,399
12/31/93         12,251            12,394           12,824         14,573
 1/31/94         12,732            12,857           13,327         15,069
 2/28/94         12,560            12,683           13,147         14,660
 3/31/94         12,027            12,124           12,590         14,021
 4/30/94         11,942            12,027           12,500         14,201
 5/31/94         12,010            12,085           12,572         14,434
 6/30/94         11,632            11,699           12,176         14,080
 7/31/94         11,924            11,988           12,482         14,542
 8/31/94         12,474            12,529           13,058         15,138
 9/30/94         12,234            12,278           12,806         14,768
10/31/94         12,371            12,413           12,950         15,100
11/30/94         11,959            11,988           12,518         14,550
12/31/94         12,199            12,220           12,770         14,766
 1/31/95         12,526            12,529           13,112         15,149
 2/28/95         13,007            12,992           13,615         15,739
 3/31/95         13,316            13,301           13,939         15,204
 4/30/95         13,299            13,263           13,921         16,681
 5/31/95         13,780            13,745           14,424         17,347
 6/30/95         13,969            13,919           14,622         17,750
 7/31/95         14,674            14,614           15,360         18,339
 8/31/95         14,536            14,459           15,216         18,385
 9/30/95         15,086            15,000           15,791         19,161
10/31/95         14,983            14,884           15,683         19,092
11/30/95         15,808            15,676           16,547         19,931
12/31/95         15,911            15,772           16,655         20,314
 1/31/96         16,529            16,371           17,302         21,006
 2/29/96         16,942            16,776           17,734         21,201
 3/31/96         17,182            16,988           17,986         21,405
 4/30/96         17,646            17,432           18,471         21,720
 5/31/96         17,955            17,722           18,795         22,281
 6/30/96         17,938            17,703           18,777         22,365
 7/31/96         16,838            16,602           17,626         21,377
 8/31/96         17,165            16,911           17,968         21,828
 9/30/96         18,110            17,819           18,957         23,058
10/31/96         18,883            18,571           19,766         23,693
11/30/96         20,000            19,653           20,935         25,484
12/31/96         19,450            19,093           20,360         24,979
 1/31/97         20,498            20,097           21,457         26,539
 2/28/97         20,189            19,788           21,133         26,747
 3/31/97         19,257            18,861           20,157         25,648
 4/30/97         20,478            20,039           21,435         27,179
 5/31/97         21,750            21,255           22,767         28,834
 6/30/97         22,603            22,085           23,660         30,128
 7/31/97         24,548            23,958           25,696         32,524
 8/31/97         23,326            22,741           24,417         30,701
 9/30/97         24,554            23,919           25,702         32,383
10/31/97         24,020            23,378           25,143         31,301
11/30/97         24,726            24,054           25,882         32,750
12/31/97         25,439            24,730           26,402         33,313
 1/31/98         25,578            24,846           26,547         33,681
 2/28/98         27,585            26,525           28,649         36,110
 3/31/98         28,877            27,761           30,006         37,960
 4/30/98         28,778            27,645           29,902         38,341
 5/31/98         27,645            26,544           28,737         37,682
 6/30/98         29,056            27,876           30,200         39,213
 7/31/98         29,314            28,089           30,470         38,795
 8/31/98         25,419            24,344           26,433         33,195
 9/30/98         27,393            26,222           28,502         35,312
10/31/98         28,886            27,634           30,045         38,185
11/30/98         30,280            28,949           31,504         40,501
12/31/98         33,593            32,084           34,957         42,833
 1/31/99         35,296            33,720           36,743         44,624
 2/28/99         34,350            32,798           35,751         43,237
 3/31/99         35,344            33,720           36,793         44,968
 4/30/99         35,107            33,467           36,570         46,708
 5/31/99         33,853            32,268           35,280         45,605
 6/30/99         36,479            34,757           38,009         48,136
 7/31/99         35,817            34,112           37,314         46,633
 8/31/99         35,273            33,582           36,768         46,402
 9/30/99         34,593            32,920           36,081         45,130
10/31/99         36,187            34,402           37,727         47,986
11/30/99         37,611            35,744           39,221         48,972
12/31/99         40,935            38,857           42,679         51,846
 1/31/00         39,453            37,435           41,154         49,241
 2/29/00         39,425            37,407           41,154         48,308
 3/31/00         43,356            41,117           45,256         53,034
 4/30/00         42,245            40,057           44,120         51,439
 5/31/00         41,077            38,913           42,893         50,383
 6/30/00         42,729            40,447           44,598         51,626
 7/31/00         42,644            40,336           44,539         50,818

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

Average Annual Total Return

As of                 Inception           1          5          10
July 31, 2000           Date             Year       Year        Year

Class A Shares*         4/1/96 2        13.73%     22.66%       15.61%
Class B Shares**        2/5/98 3        13.36%     22.34%       14.97%
Trust Shares           10/3/97 3        19.36%     23.73%       16.11%

 *Reflects maximum 4.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/90 to 7/31/00 in the indicated share class versus a similar in-vestment in the Fund's benchmark, and represents the reinvestment of divi-dends and capital gains in the Fund.

 The performance of the AmSouth Capital Growth Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund ac-counting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various ex-penses. Had these waivers and/or reimbursements not been in effect, perfor-mance quoted would have been lower.

 The quoted returns reflect the performance from 4/1/96 to 3/12/00 of the ISG Capital Growth Fund, an open-end investment company that was the predecessor fund to the AmSouth Capital Growth Fund.

 /2/The ISG Capital Growth Fund commenced operations on 4/1/96, through a transfer of assets from certain collective trust fund ("commingled") ac-counts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled ac-counts for periods dating back to 7/31/90, and prior to the mutual fund's commencement of operations, as adjusted to reflect the expenses associ-ated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.
 /3/Performance for the Class B and Trust Shares, which commenced operations on 2/5/98 and 10/3/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge
    (CDSC).


Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Large Cap Fund



Portfolio Manager

Ronald E. Lindquist
Senior Vice President
AmSouth Bank

Ron has more than 30 years of
investment management experience.
He has a master's degree in
management from Florida
International University and a B.S.
in finance from Florida State
University.

                     PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Large Cap Fund is managed in a classic large cap growth style. Our goal is to outperform the S&P 500 over multiple market cycles. We look for industry leaders that have relatively predictable 3-to-5 year earnings streams. We select large company stocks with superior earnings rates and appropriate price/earnings ratios. We sell when a stock's relative price/earnings levels are well in excess of the market or when a significant earnings stream deterioriation is forecast."

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the Fund's total return was 12.82% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index rose 8.97%.

Q. What factors affected your performance?

A. For the first eight months of the period, our return was about even with the S&P 500's performance. Then, in late March and April, the broader market, as measured by the Index, began to decline sharply. For the final four months of our fiscal year, the Fund gained considerable ground on a relative basis.

What did we do right, how did we preserve capital when many stocks, and other funds, were declining? For one thing, our large position in health care favored us during the second calendar quarter of 2000. We did particularly well with such familiar holdings as American Home Products (1.99% of net assets) and Pfi-zer, Inc. (2.16%).++

In addition, while the technology sector was being hammered badly, we benefited from having a somewhat lower allocation to tech stocks than our benchmark. This is not to say that we did not own technology issues; as a large-cap growth fund, we normally have a sizable commitment to technology. For the 12 months as a whole, we profited from holdings in Oracle Corp. (1.88%), Sun Microsystems, Inc. (2.64%), EMC Corp. (2.13%) and Applied Materials (1.90%).++

As of July 31, 2000, the Fund's top five holdings were Johnson and Johnson (3.26% of net assets), General Electric Co. (3.22%), Merck & Co., Inc. (3.14%), Schering-Plough Corp. (2.97%) and IBM Corp. (2.81%).++

Q. What is your outlook for the next six to 12 months?

A. For some time, we were concerned that interest rates could spike much high-er, reflecting investor's fears about future inflation. That danger seems less imminent these days. However, our caution has now shifted to the possibility that corporate earnings may not come in at the elevated rates of growth that many investors have come to expect--expectations that are priced into the cur-rent market values of many companies. We will continue to hold companies whose earnings we believe will remain relatively firm in the coming year.
++ The Fund's portfolio composition is subject to change.

                                                        AmSouth Large Cap Fund

Value of a $10,000 Investment

                                    [GRAPH]

                  AmSouth           AmSouth           AmSouth
                   Large             Large             Large
                  Cap Fund          Cap Fund          Cap Fund      S&P 500
               (Class A Shares)* (Class B Shares)  (Trust Shares)  Stock Index

  8/3/92            9,551            10,000            10,000         10,000
 8/31/92            9,427             9,862             9,870          9,795
 9/30/92            9,539             9,965             9,988          9,910
10/31/92            9,626            10,046            10,078          9,945
11/30/92           10,029            10,461            10,500         10,283
12/31/92           10,085            10,507            10,559         10,410
 1/31/93           10,066            10,484            10,539         10,497
 2/28/93           10,162            10,576            10,640         10,640
 3/31/93           10,235            10,645            10,716         10,864
 4/30/93            9,848            10,230            10,311         10,601
 5/31/93           10,168            10,553            10,646         10,885
 6/30/93            9,985            10,357            10,454         10,917
 7/31/93            9,927            10,288            10,393         10,873
 8/31/93           10,286            10,645            10,769         11,286
 9/30/93           10,047            10,392            10,519         11,199
10/31/93           10,485            10,841            10,978         11,431
11/30/93           10,524            10,864            11,019         11,322
12/31/93           10,649            10,991            11,150         11,459
 1/31/94           10,816            11,152            11,325         11,848
 2/28/94           10,669            10,991            11,171         11,527
 3/31/94           10,242            10,541            10,723         11,024
 4/30/94           10,281            10,576            10,764         11,165
 5/31/94           10,370            10,657            10,857         11,349
 6/30/94           10,081            10,346            10,555         11,071
 7/31/94           10,230            10,495            10,711         11,434
 8/31/94           10,697            10,968            11,200         11,903
 9/30/94           10,488            10,737            10,981         11,612
10/31/94           10,877            11,129            11,388         11,873
11/30/94           10,637            10,876            11,137         11,440
12/31/94           10,839            11,071            11,348         11,610
 1/31/95           11,163            11,394            11,687         11,911
 2/28/95           11,547            11,774            12,090         12,375
 3/31/95           11,837            12,062            12,393         12,740
 4/30/95           12,202            12,431            12,776         13,116
 5/31/95           12,517            12,742            13,106         13,640
 6/30/95           12,794            13,007            13,396         13,957
 7/31/95           13,263            13,479            13,887         14,419
 8/31/95           13,100            13,295            13,716         14,456
 9/30/95           13,703            13,894            14,347         15,066
10/31/95           14,000            14,182            14,657         15,012
11/30/95           14,501            14,689            15,182         15,671
12/31/95           14,631            14,804            15,319         15,973
 1/31/96           15,249            15,415            15,966         16,516
 2/29/96           15,441            15,599            16,167         16,670
 3/31/96           15,182            15,323            15,896         16,830
 4/30/96           15,396            15,530            16,120         17,078
 5/31/96           15,727            15,853            16,466         17,519
 6/30/96           15,726            15,829            16,465         17,585
 7/31/96           15,051            15,138            15,758         16,808
 8/31/96           15,297            15,369            16,016         17,163
 9/30/96           16,306            16,371            17,073         18,130
10/31/96           16,371            16,429            17,140         18,629
11/30/96           17,659            17,707            18,489         20,037
12/31/96           17,210            17,235            18,019         19,640
 1/31/97           18,310            18,329            19,170         20,867
 2/28/97           18,343            18,341            19,205         21,031
 3/31/97           17,682            17,673            18,513         20,167
 4/30/97           18,949            18,917            19,839         21,370
 5/31/97           20,050            20,012            20,993         22,672
 6/30/97           20,880            20,818            21,861         23,689
 7/31/97           22,613            22,523            23,675         25,573
 8/31/97           21,443            21,348            22,451         24,140
 9/30/97           22,398            22,281            23,451         25,461
10/31/97           21,747            21,613            22,769         24,611
11/30/97           23,050            22,903            24,134         25,750
12/31/97           23,393            23,226            24,493         26,193
 1/31/98           24,017            23,825            25,146         26,482
 2/28/98           25,632            25,415            26,837         28,392
 3/31/98           26,361            26,094            27,600         29,847
 4/30/98           26,573            26,290            27,822         30,147
 5/31/98           26,183            25,887            27,413         29,629
 6/30/98           27,470            27,143            28,761         30,832
 7/31/98           27,403            27,051            28,691         30,504
 8/31/98           24,178            23,848            25,315         26,100
 9/30/98           25,837            25,472            27,051         27,765
10/31/98           28,063            27,638            29,381         30,024
11/30/98           29,918            29,447            31,324         31,845
12/31/98           32,253            31,731            33,758         33,678
 1/31/99           33,821            33,252            35,401         35,086
 2/28/99           32,604            32,042            34,126         33,996
 3/31/99           33,150            32,549            34,697         35,357
 4/30/99           32,963            32,342            34,501         36,725
 5/31/99           32,413            31,777            33,925         35,858
 6/30/99           34,688            33,978            36,307         37,848
 7/31/99           34,126            33,402            35,718         36,666
 8/31/99           34,103            33,356            35,694         36,485
 9/30/99           33,340            32,584            34,895         35,485
10/31/99           34,629            33,828            36,257         37,730
11/30/99           36,491            35,614            38,194         38,506
12/31/99           38,331            37,373            40,118         40,765
 1/31/00           37,100            36,147            38,829         38,716
 2/29/00           36,088            35,137            37,784         37,984
 3/31/00           38,708            37,656            40,518         41,699
 4/30/00           38,982            37,898            40,804         40,445
 5/31/00           38,708            37,602            40,518         39,615
 6/30/00           40,062            38,895            41,951         40,592
 7/31/00           38,503            37,359            40,317         39,957

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

Average Annual Total Return

As of                 Inception           1         5        Since
July 31, 2000           Date             Year      Year    Inception
Class A Shares*         8/3/92           7.76%   22.63%     18.36%
Class B Shares**       12/15/98 1        7.06%   22.44%     17.92%
Trust Shares           12/14/98 1       12.88%   23.76%     19.05%

 *Reflects maximum 4.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison of a hypothetical $10,000 investment from 8/3/92 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Large Cap Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund ac-counting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various ex-penses. Had these waivers and/or reimbursements not been in effect, perfor-mance quoted would have been lower.

 The quoted returns reflect the performance from 8/3/92 to 12/13/98 of the DG Equity Fund and from 12/14/98 to 3/12/00 of the ISG Large Cap Equity Fund, which were open-end investment companies that were predecessor funds to the AmSouth Large Cap Fund.

 /1/Performance for the Class B and Trust Shares, which commenced operations on 12/15/98 and 12/14/98, respectively, are based on the historical per-formance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge
    (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Mid Cap Fund



Portfolio Managers

Van Schreiber, Chief Portfolio
Manager
Robert Deaton, CFA, Portfolio
Manager
Bennett Lawrence Management, LLC
(sub-advisor)

Van has 35 years of investment
management experience. He holds an
M.B.A. from New York University and
an undergraduate degree from
Williams College. Robert is a
Chartered Financial Analyst with 14
years of experience in the
securities business, has an M.B.A.
from Vanderbilt University and a
B.A. from Davidson College.

                    PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Mid Cap Fund uses a two-step investment process. First, we identify major demand trends that present powerful investment opportunities. Then, we select companies that are best positioned to benefit from these trends. Before a company is selected, our analysts conduct extensive analysis of the business and its associated risks. The outcome of this process is a portfolio invested in a relatively small number of highly profitable companies."


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the Fund's total return was 49.11% (Class A Shares at NAV). In comparison, the Russell Mid-Cap Growth Index gained 43.76%.

Q. What factors affected your performance?

A. It has been an extremely strong past 12 months for us, and our performance translated into robust returns for shareholders who held shares for the entire period. During this time, the stock market broadened, and there was intense in-terest on the part of investors in the cable business, telecommunication serv-ices, semiconductors, software companies, biotechnology and all companies re-lated to the Internet. We participated fully, with the primary point being that our positions were almost exclusively in profitable companies.

In March 2000, the phase of indiscriminate valuations for Internet companies ended, and many over-priced, newly public issues declined significantly. Most growth-oriented portfolios felt the pressure, ours included, but we were spared the worst problems because we added ballast to the portfolio by building up po-sitions in non- technology areas. Some of these new investments include energy exploration and production companies such as Apache Corporation (2.88% of net assets) and Nabors Industries, Inc. (2.83%). We also took positions in gaming and lodging companies, specifically MGM Grand (4.08%), which acquired Mirage, and Four Seasons Hotels, Inc. (3.18%). We made additional, consumer-oriented investments in high-growth retailers, casual dining companies, and the health care business.++

As of July 31, 2000, the Fund's top five holdings were Robert Half Int'l, Inc. (4.49% of net assets), MGM Mirage, Inc. (4.08%), Waters Corp. (3.63%), Best Buy Company, Inc. (3.30%) and Four Seasons Hotels, Inc. (3.18%).++

Q. What is your outlook for the next six to 12 months?

A. Going forward, we think that interest rates will increase another 50 basis points (0.50%). We feel that the economy is going to slow; obviously we are seeing signs of that already. Therefore, we are not going to have the type of stock market we have had for the last few years, in which the only big decision was whether to be in the market or out of it. Now the big decisions are going to be picking which stocks will come through and deliver on the earnings front. We feel the quality of earnings will be more closely scrutinized than they have been in the past.
++ The Fund's portfolio composition is subject to change.

                                                          AmSouth Mid Cap Fund

Value of a $10,000 Investment
                                    [GRAPH]

                AmSouth           AmSouth          AmSouth
                Mid Cap           Mid Cap          Mid Cap
                 Fund              Fund             Fund      Russell Mid-Cap
           (Class A Shares)* (Class B Shares)** (Trust Shares)  Growth Index

   5/4/99         9,551            10,000         10,000            10,000
  5/31/99         9,436             9,880          9,880             9,871
  6/30/99        10,439            10,920         10,940            10,561
  7/31/99        10,678            11,170         11,190            10,224
  8/31/99        10,726            11,210         11,240            10,118
  9/30/99        10,965            11,450         11,490            10,032
 10/31/99        11,910            12,440         12,490            10,808
 11/30/99        13,840            14,450         14,510            11,927
 12/31/99        16,552            17,280         17,370            13,992
  1/31/00        16,476            17,160         17,270            13,989
  2/29/00        19,226            20,010         20,150            16,930
  3/31/00        18,701            19,450         19,600            16,947
  4/30/00        16,323            16,960         17,110            15,302
  5/31/00        14,947            15,530         15,670            14,187
  6/30/00        16,285            16,900         17,070            15,692
  7/31/00        15,922            16,120         16,700            14,698

Average Annual Total Return

As of                 Inception           1             Since
July 31, 2000           Date             Year         Inception
Class A Shares*        5/4/99           42.36%         45.46%
Class B Shares**       5/4/99           42.90%         46.92%
Trust Shares           5/4/99           49.24%         51.17%

 *Reflects maximum 4.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison of a hypothetical $10,000 investment from 5/4/99 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Mid Cap Fund is measured against the Russell Mid-Cap Growth Index, an unmanaged index representative of the performance of a basket of more than 430 mid-cap growth stocks. The index does not reflect the deduction of fees associated with a mutual fund, such as investment man-agement and fund accounting fees. The Fund's performance does reflect the de-duction of fees for these value-added services. Investors cannot invest di-rectly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The total returns reflect the performance from 5/4/99 to 3/12/00 of the ISG Mid-Cap Fund, an open-end investment company that was predecessor to the AmSouth Mid Cap Fund.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Small Cap Fund+



Portfolio Manager

Dean McQuiddy, CFA
Principal and Director of Equity
Investments
Sawgrass Asset Management, LLC
(sub-advisor)

Dean McQuiddy, Portfolio Manager to
the AmSouth Small Cap Fund, has 16
years of experience in investment
management and a B.S. in finance.
He created and managed the small
cap growth product at Barnett
Capital Advisors for 17 years.

                  PORTFOLIO MANAGER'S PERSPECTIVE

"For the AmSouth Small Cap Fund, we use a disciplined investment process to identify 60 to 80 fundamentally attractive small companies that share certain attributes: above-market sales and earnings growth, increasing estimates of future earnings and reasonable valuations. We aim to buy these companies in the early stages of their growth--before their stocks get overvalued in the marketplace."

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the Fund produced a total return of 49.05% (Class A Shares at NAV). In comparison, the Russell 2000 Growth Index rose 21.13%.

Quite simply, we surpassed our benchmark. Throughout most of the period, small caps outperformed their large-cap cousins. Our penchant for small-cap growth names put us in exactly the right place for much of the time.

Q. What factors affected your performance?

A. Throughout much of the period, technology was the dominant theme in the mar-ket, and gains in tech stocks were responsible for the bulk of the market's climb (as well as most of the Fund's robust returns). That all changed in mid-March, when the "bubble" burst on many of the marginal high-flyers, dragging the market averages, especially the Nasdaq Composite Index,/1/ markedly lower. In particular, companies that did not have fundamental underpinnings, such as real earnings, were at a disadvantage. Our adherence to a disciplined strategy that emphasizes earnings growth saved us when the Internet sector turned sour; we had no exposure to "dot.com" companies that showed no earnings.

Technology typically comprises a large portion of our portfolio. Throughout a market cycle, we will be overweighted in tech stocks. The reason is rather sim-ple. The tech sector represents the most dynamic areas of the economy and is where much of the overall market's earnings growth and sales growth can be found. In recent years, technology's influence has risen so that tech stocks make up roughly 30 percent of the S&P 500 Index/2/ (up from nine percent 10 years ago).

Within the technology area, we scored in a number of specific sectors. Our win-ners included semiconductor leader International Rectifier (1.93% of net as-sets) and networking equipment manufacturer, Avocent Corp. (3.70%). Outside the tech sector, we profited from owning shares of Quest Diagnostics, Inc. (1.86%), a very profitable New Jersey firm that specializes in laboratory clinical test-ing.++

As of July 31, 2000, the Fund's top five holdings were Avocent Corp. (3.70% of net assets), Chico's FAS, Inc. (3.08%), Silicon Valley Bancshares, Inc. (2.98%), Silicon Valley Group (2.92%) and Actel (2.81%).++

Q. What is your outlook for the next six to 12 months?

A. Going forward, we are bullish about small-cap growth stocks, which we feel still have a lot of room to grow. We believe the portfolio has strong poten-tial; the average stock we own has more than doubled its earnings per share over the last 12 months. We will continue to look for stocks whose earnings are growing faster than the overall market's, have positive changes in earnings es-timates and are still reasonably valued.
+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller compa-nies' stocks have experienced a greater degree of market volatility than large company stocks on average.

/1/ The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and ADR's.

/2/ The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. Investors cannot invest directly in an index, although they can invest in its underlying securities.

++ The Fund's portfolio composition is subject to change.

                                                        AmSouth Small Cap Fund

Value of a $10,000 Investment

                                  [GRAPH]

                   AmSouth          AmSouth           AmSouth
                  Small Cap         Small Cap        Small Cap
                    Fund              Fund              Fund      Russell 2000
              (Class A Shares)* (Class B Shares)** (Trust Shares) Growth Index

       3/2/98      9,550              10,000          10,000         10,000
      3/31/98      9,867              10,290          10,302         10,419
      4/30/98      9,867              10,290          10,302         10,483
      5/31/98      9,158               9,540           9,572          9,722
      6/30/98      9,426               9,810           9,852          9,821
      7/31/98      8,756               9,110           9,152          9,001
      8/31/98      6,782               7,050           7,091          6,923
      9/30/98      7,558               7,860           7,911          7,625
     10/31/98      7,338               7,630           7,681          8,023
     11/30/98      7,922               8,220           8,281          8,645
     12/31/98      8,995               9,340           9,422          9,427
      1/31/99      8,545               8,860           8,941          9,852
      2/28/99      7,779               8,060           8,141          8,950
      3/31/99      7,261               7,520           7,601          9,269
      4/30/99      7,166               7,420           7,511         10,088
      5/31/99      7,376               7,630           7,731         10,104
      6/30/99      8,085               8,360           8,481         10,636
      7/31/99      8,047               8,310           8,441         10,307
      8/31/99      8,009               8,270           8,401          9,922
      9/30/99      8,191               8,450           8,591         10,113
     10/31/99      8,219               8,480           8,631         10,372
     11/30/99      9,053               9,330           9,502         11,469
     12/31/99     10,432              10,740          10,952         13,490
      1/31/00     10,403              10,720          10,942         13,364
      2/29/00     12,520              12,890          13,162         16,474
      3/31/00     12,655              13,020          13,302         14,742
      4/30/00     12,367              12,720          13,002         13,254
      5/31/00     11,687              12,000          12,282         12,093
      6/30/00     12,693              13,040          13,352         13,655
      7/31/00     11,994              12,010          12,612         12,485

Average Annual Total Return

As of                 Inception           1             Since
July 31, 2000           Date             Year         Inception

Class A Shares*         3/2/98          42.27%          7.83%
Class B Shares**        3/2/98          43.13%          7.88%
Trust Shares            3/2/98          49.41%         10.09%

 *Reflects maximum 4.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart above represents a comparison of a hypothetical $10,000 investment from 3/2/98 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Small Cap Fund is measured against the Russell 2000 Growth Index, an unmanaged index generally representative of domesti-cally traded common stocks of small to mid-sized companies. The index does not reflect the deduction of fees associated with a mutual fund, such as in-vestment management and fund accounting fees. The Fund's performance does re-flect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying secu-rities. During the period shown, the Advisor waived and/or voluntarily reim-bursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

 Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Equity Income Fund




Portfolio Manager

Christopher Wiles, CFA
President and Chief Investment
Officer
Rockhaven Asset Management, LLC
(sub-advisor)

Chris has more than 15 years of
investment management experience
and holds an M.B.A. and a
bachelor's degree in finance.
Previously, he was affiliated with
Federated Investments and Mellon
Bank.

                        PORTFOLIO MANAGER'S PERSPECTIVE

"With the AmSouth Equity Income Fund, we try to reduce risk through a disciplined portfolio contruction limited, under normal conditions, to 50 stocks. Then we select the most attractive securities on a risk/reward basis in each sector. Rather than trying to time the market or guess which sector may offer the greatest return, we put our emphasis on investing in what we believe are the best-yielding, best dividend-growing securities, sector by sector."

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the Fund's total return was 19.12% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index rose 8.97%, and the Lipper Equity Income Fund Index/1/ produced a -3.59%.

For the 12-month period ended July 31, 2000, the Fund was ranked #4 out of 208 funds (Class A shares) in the Lipper Equity Income category./2/

Q. What factors affected your performance?

A. The volatility that characterized the market throughout the period went a long way toward justifying our investment philosophy of being fully invested and remaining sector-neutral to the S&P 500 Index. Through mid-March, we wit-nessed an explosion in the prices of many technology issues, and because we held a 30%-to-35% weighting in technology (consistent with the S&P 500's allo-cation), we profited handsomely.

When the tech rally sputtered, the fact that we were not as overexposed to technology as some of our peers meant that the drop in prices did not damage us to the extent that it did many other funds. Obviously, our strategy was effec-tive, as our year-end performance was outstanding.

We also benefited from building most of our technology exposure with convert-ible securities. When the underlying stocks went up, we prospered. When tech-nology turned sour, the convertibles held up much better than the common shares.

As of July 31, 2000, the Fund's top five holdings were Amdocs Ltd. convertible shares (3.49% of net assets), Citigroup, Inc. common shares (3.04%), Quaker Oats Co. common shares (2.93%), Exxon-Mobil Corp. (2.74%) and Tribune Co. con-vertible shares (2.70%).++

Q. What is your outlook for the next six to 12 months?

A. We believe that in the current environment, the Fed's tightening policy has worked; the economy has begun to slow. For the second half of 2000, we have a benign outlook for both interest rates and inflation. Certain areas in the technology sector are still showing strength, and we anticipate that selected tech stocks will offer outstanding growth opportunities.

/1/ The Lipper Equity Income Fund Index is an index comprised of managed funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

/2/ For the one- and three-year periods ending July 31, 2000, the Funds (Class A Shares) was ranked 4 out of 208 and 5 out of 170 funds in the Lipper Equity Income Funds category, respectively. The Fund was not ranked for the five- and 10-year periods. The Lipper rankings are based on total returns and do not re-flect a sales charge.

++ The Fund's portfolio composition is subject to change.

                                                    AmSouth Equity Income Fund

Value of a $10,000 Investment

                                    [GRAPH]

               AmSouth            AmSouth            AmSouth
               Equity             Equity             Equity
             Income Fund        Income Fund        Income Fund     S&P 500
           (Class A Shares)*  (Class B Shares)** (Trust Shares)  Stock Index

 3/20/97          9,551             10,000             10,000       10,000
 3/31/97          9,390              9,829              9,832        9,584
 4/30/97          9,719             10,171             10,175       10,597
 5/31/97         10,275             10,742             10,758       11,242
 6/30/97         10,592             11,063             11,090       11,747
 7/31/97         11,253             11,745             11,781       12,681
 8/31/97         10,919             11,384             11,432       11,970
 9/30/97         11,409             11,871             11,948       12,626
10/31/97         10,992             11,434             11,514       12,204
11/30/97         11,245             11,693             11,781       12,769
12/31/97         11,450             11,898             11,999       12,988
 1/31/98         11,577             12,025             12,134       13,132
 2/28/98         12,349             12,812             12,935       14,079
 3/31/98         12,797             13,271             13,407       14,800
 4/30/98         12,768             13,234             13,390       14,949
 5/31/98         12,481             12,929             13,092       14,692
 6/30/98         12,524             12,967             13,140       15,289
 7/31/98         12,073             12,490             12,669       15,126
 8/31/98         10,538             10,901             11,061       12,942
 9/30/98         10,953             11,314             11,488       12,768
10/31/98         11,757             12,139             12,345       14,888
11/30/98         12,513             12,914             13,142       15,791
12/31/98         12,840             13,244             13,489       16,700
 1/31/99         13,250             13,655             13,912       17,398
 2/28/99         12,852             13,235             13,506       16,858
 3/31/99         13,187             13,583             13,862       17,533
 4/30/99         13,729             14,124             14,435       18,211
 5/31/99         13,370             13,749             14,048       17,781
 6/30/99         14,057             14,449             14,785       18,768
 7/31/99         13,784             14,156             14,497       18,182
 8/31/99         13,744             14,106             14,459       18,092
 9/30/99         13,428             13,782             14,141       17,596
10/31/99         14,383             14,738             15,137       18,709
11/30/99         14,801             15,158             15,580       19,094
12/31/99         16,021             16,402             16,882       20,214
 1/31/00         16,218             16,589             17,090       19,198
 2/29/00         16,714             17,101             17,617       18,835
 3/31/00         17,458             17,849             18,406       20,678
 4/30/00         16,901             17,260             17,810       20,055
 5/31/00         16,442             16,778             17,328       19,644
 6/30/00         17,067             17,409             18,000       20,128
 7/31/00         16,419             16,438             17,331       19,814

Average Annual Total Return

As of                 Inception           1             Since
July 31, 2000           Date             Year         Inception

Class A Shares*        3/20/97          13.73%         15.88%
Class B Shares**        9/3/97 3        13.24%         15.92%
Trust Shares            9/2/97 3        19.55%         17.76%


 *Reflects maximum 4.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart above represents a comparison of a hypothetical $10,000 investment from 3/20/97 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Equity Income Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees as-sociated with a mutual fund, such as investment management and fund account-ing fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
 /3/Performance for the Class B and Trust Shares, which commenced operations on 9/3/97 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The histori-cal performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).


 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Balanced Fund




Portfolio Manager

Pedro (Pete) Verdu, CFA
Senior Vice President
AmSouth Bank

Pete has been an analyst and
portfolio manager for more than 28
years. He manages the AmSouth Value
Fund and AmSouth Balanced Fund.
Pete has a B.A. in economics and an
M.B.A. in finance.
                        PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Balanced Fund provides a simple solution to investors who find it difficult to decide how to allocate their assets between stocks and bonds. We use a sophisticated asset allocation model to move the Fund's assets toward the market that we believe has the best risk-adjusted return prospects."
Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the AmSouth Balanced Fund produced a total return of -1.05% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index rose 8.97%, while the Lehman Brothers Government/Credit Bond Index gained 5.72%.

Q. What factors affected your performance?

A. With regard to the equity portion of our portfolio, our decline came in the first six months of the period, an extraordinarily difficult time for a value-oriented funds like ours; it was perhaps the worst such period in 15 to 20 years. We were hampered by an environment in which investors focused on a very small group of growth stocks--principally in the technology, Internet and bio-technology sectors. This narrow focus, which had driven investor sentiment for the last two years, became even more pronounced as; investors decided that the "new economy" was the only thing worthwhile.

But in March, the market rotated sharply away from technology stocks. Since then, the Fund's stock holdings have done much better, especially relative to the market as a whole. Our holdings in energy and insurance, in particular, demonstrated broad strength. Some of our top energy stocks include Kerr-McGee Corp. (0.98% of net assets), Burlington Resources, Inc. (0.75%), USX-Marathon Group (1.11%) and Texaco, Inc. (1.14%). In the insurance group, we hold signif-icant positions in St. Paul Cos., Inc. (1.59%), Chubb (1.51%) and Marsh & McLennen Cos., Inc. (0.93%).++

As of July 31, 2000, the Fund's top five equity holdings were Washington Mutu-al, Inc. (1.64% of net assets), St. Paul Cos., Inc. (1.59%), Chubb Corp. (1.51%), CVS Corp. (1.41%) and Constellation Energy Group (1.36%).++

In the fixed-income arena, the big story was the Fed's decision to raise short-term rates six times since June 1999. Fortunately for us, in the 30-year Trea-sury bond, we saw a decline in rates from July 1999 to July 2000. For while the rate increases at the short end of the yield curve have been driven by Fed pol-icy, the decline in long-term rates is a little more complex. Long-term rates are set by the market, not the Fed and reflect such factors as investors' ex-pectations for inflation. Arguably, the most important factor driving the re-cent decline in long-term rates has been the U.S. Treasury Department's program of buying back long-term bonds.

Earlier in the period, when long-term rates were nearly seven percent, we be-lieved long bonds represented very good value, and we added to our long Trea-sury positions. As long-term rates declined, the prices of the bonds we held went up, and they added value to shareholder returns. When long-term rates fell to roughly 5.80%, we took the opportunity to realize profits, by selling long bonds and buying intermediate issues; this action reduced the portfolio's in-terest-rate sensitivity.

As of July 31, 2000, the fixed-income securities within the Fund maintained an average credit quality of AAA, with an average maturity of 8.05 years.++

Q. What's your outlook for the next six to 12 months?

A. On the equities side of the portfolio, we believe that our particular value style should do well, especially relative to the overall market. We expect our overweightings in energy, financial services and the paper industry to be par-ticularly constructive.

With regard to our fixed-income outlook, we believe the Fed is nearing an end to its tightening policy. There is growing evidence that the economy is slow-ing, which means the Fed has done its job; what remains to be seen is whether the economic "landing" is soft or hard. As far as interest rates are concerned, we anticipate that long-term rates probably will not move much lower over the next six months, and there could be a slight upside risk as a result of the po-litical rhetoric associated with this year's presidential election campaign.
 ++ The Fund's portfolio composition is subject to change.

                                                         AmSouth Balanced Fund

Value of a $10,000 Investment

                                    [GRAPH]

              AmSouth           AmSouth           AmSouth           Lehman
              Balanced          Balanced         Balanced          Brothers
                Fund              Fund             Fund       Government/Credit
          (Class A Shares)* (Class B Shares)  (Trust Shares)      Bond Index

12/19/91       9,551            10,000           10,000             10,000
12/31/91      10,169            10,655           10,647             10,996
 1/31/92      10,190            10,655           10,669             11,048
 2/29/92      10,325            10,799           10,810             10,994
 3/31/92      10,190            10,642           10,669             11,053
 4/30/92      10,412            10,865           10,901             11,245
 5/31/92      10,529            10,983           11,024             11,393
 6/30/92      10,486            10,931           10,979             11,655
 7/31/92      10,859            11,311           11,369             11,749
 8/31/92      10,713            11,140           11,216             11,894
 9/30/92      10,888            11,311           11,399             11,730
10/31/92      10,816            11,232           11,325             11,721
11/30/92      10,983            11,402           11,499             11,902
12/31/92      11,057            11,468           11,576             12,136
 1/31/93      11,309            11,717           11,840             12,364
 2/28/93      11,504            11,913           12,045             12,402
 3/31/93      11,736            12,136           12,288             12,489
 4/30/93      11,811            12,202           12,366             12,483
 5/31/93      12,005            12,398           12,569             12,740
 6/30/93      12,069            12,451           12,636             12,814
 7/31/93      12,103            12,477           12,672             13,082
 8/31/93      12,465            12,844           13,051             13,124
 9/30/93      12,382            12,739           12,964             13,173
10/31/93      12,518            12,870           13,106             13,037
11/30/93      12,442            12,779           13,026             13,089
12/31/93      12,645            12,975           13,239             13,269
 1/31/94      13,048            13,381           13,661             13,005
 2/28/94      12,777            13,093           13,378             12,715
 3/31/94      12,327            12,621           12,906             12,619
 4/30/94      12,351            12,634           12,932             12,598
 5/31/94      12,537            12,818           13,126             12,571
 6/30/94      12,430            12,700           13,014             12,799
 7/31/94      12,724            12,988           13,322             12,804
 8/31/94      12,966            13,224           13,575             12,628
 9/30/94      12,717            12,962           13,315             12,615
10/31/94      12,809            13,041           13,411             12,594
11/30/94      12,460            12,674           13,045             12,670
12/31/94      12,596            12,805           13,188             12,891
 1/31/95      12,822            13,014           13,424             13,164
 2/28/95      13,272            13,473           13,896             13,244
 3/31/95      13,531            13,722           14,167             13,413
 4/30/95      13,914            14,102           14,568             13,927
 5/31/95      14,370            14,548           15,045             14,029
 6/30/95      14,427            14,587           15,105             13,979
 7/31/95      14,664            14,823           15,353             14,144
 8/31/95      14,746            14,889           15,439             14,276
 9/30/95      14,987            15,125           15,691             14,469
10/31/95      14,927            15,046           15,629             14,688
11/30/95      15,369            15,478           16,091             14,888
12/31/95      15,557            15,662           16,289             14,973
 1/31/96      15,902            15,990           16,650             14,680
 2/29/96      15,855            15,924           16,600             14,566
 3/31/96      16,019            16,081           16,772             14,474
 4/30/96      16,220            16,265           16,982             14,452
 5/31/96      16,279            16,317           17,045             14,629
 6/30/96      16,316            16,343           17,083             14,661
 7/31/96      15,889            15,898           16,636             14,627
 8/31/96      16,127            16,121           16,885             14,867
 9/30/96      16,454            16,435           17,227             15,187
10/31/96      16,652            16,619           17,434             15,446
11/30/96      17,306            17,261           18,119             15,287
12/31/96      17,069            17,012           17,871             15,303
 1/31/97      17,434            17,353           18,254             15,333
 2/28/97      17,703            17,615           18,535             15,165
 3/31/97      17,360            17,261           18,175             15,370
 4/30/97      17,735            17,615           18,568             15,502
 5/31/97      18,488            18,349           19,357             15,675
 6/30/97      18,958            18,794           19,850             16,119
 7/31/97      20,086            19,895           21,030             15,951
 8/31/97      19,556            19,358           20,475             16,184
 9/30/97      20,372            20,150           21,334             16,425
10/31/97      19,967            19,741           20,914             16,505
11/30/97      20,327            20,089           21,296             16,667
12/31/97      20,626            20,372           21,615             16,885
 1/31/98      20,834            20,553           21,822             16,853
 2/28/98      21,574            21,288           22,617             16,902
 3/31/98      22,238            21,919           23,304             16,981
 4/30/98      22,137            21,806           23,217             17,151
 5/31/98      22,176            21,835           23,263             17,314
 6/30/98      22,376            22,006           23,463             17,327
 7/31/98      22,003            21,625           23,076             17,643
 8/31/98      20,614            20,245           21,623             18,115
 9/30/98      21,598            21,215           22,677             17,995
10/31/98      22,495            22,084           23,622             18,096
11/30/98      23,155            22,721           24,320             18,137
12/31/98      23,334            22,866           24,515             18,258
 1/31/99      23,341            22,861           24,528             17,851
 2/28/99      22,832            22,364           23,997             17,934
 3/31/99      23,198            22,692           24,388             17,976
 4/30/99      24,267            23,742           25,517             17,802
 5/31/99      24,266            23,701           25,519             17,750
 6/30/99      24,477            23,893           25,746             17,704
 7/31/99      24,070            23,497           25,324             17,691
 8/31/99      23,718            23,121           24,959             17,840
 9/30/99      23,192            22,608           24,410             17,883
10/31/99      23,630            23,023           24,877             17,874
11/30/99      23,524            22,904           24,771             17,772
12/31/99      23,643            22,999           24,887             17,767
 1/31/00      23,006            22,356           24,217             17,976
 2/29/00      22,538            21,902           23,730             18,219
 3/31/00      23,937            23,249           25,209             18,136
 4/30/00      23,820            23,121           25,088             18,120
 5/31/00      23,975            23,258           25,276             18,467
 6/30/00      23,458            22,740           24,714             18,651
 7/31/00      23,818            23,075           25,097             18,651

              S&P 500
            Stock Index

12/19/91      10,000
12/31/91      10,337
 1/31/92      10,151
 2/29/92      10,278
 3/31/92      10,084
 4/30/92      10,371
 5/31/92      10,420
 6/30/92      10,270
 7/31/92      10,676
 8/31/92      10,464
 9/30/92      10,583
10/31/92      10,618
11/30/92      10,968
12/31/92      11,099
 1/31/93      11,189
 2/28/93      11,337
 3/31/93      11,569
 4/30/93      11,297
 5/31/93      11,591
 6/30/93      11,624
 7/31/93      11,578
 8/31/93      12,005
 9/30/93      11,915
10/31/93      12,155
11/30/93      12,042
12/31/93      12,184
 1/31/94      12,586
 2/28/94      12,254
 3/31/94      11,734
 4/30/94      11,881
 5/31/94      12,070
 6/30/94      11,782
 7/31/94      12,158
 8/31/94      12,643
 9/30/94      12,342
10/31/94      12,612
11/30/94      12,165
12/31/94      12,340
 1/31/95      12,651
 2/28/95      13,131
 3/31/95      13,509
 4/30/95      13,897
 5/31/95      14,439
 6/30/95      14,766
 7/31/95      15,245
 8/31/95      15,282
 9/30/95      15,913
10/31/95      15,857
11/30/95      16,538
12/31/95      16,851
 1/31/96      17,412
 2/29/96      17,571
 3/31/96      17,737
 4/30/96      17,993
 5/31/96      18,449
 6/30/96      18,518
 7/31/96      17,715
 8/31/96      18,081
 9/30/96      19,080
10/31/96      19,597
11/30/96      21,053
12/31/96      20,642
 1/31/97      21,911
 2/28/97      22,080
 3/31/97      21,186
 4/30/97      22,431
 5/31/97      23,776
 6/30/97      24,828
 7/31/97      26,775
 8/31/97      25,294
 9/30/97      26,661
10/31/97      25,781
11/30/97      26,959
12/31/97      27,416
 1/31/98      27,716
 2/28/98      29,691
 3/31/98      31,194
 4/30/98      31,504
 5/31/98      30,969
 6/30/98      32,213
 7/31/98      31,873
 8/31/98      27,321
 9/30/98      29,042
10/31/98      31,378
11/30/98      33,260
12/31/98      35,155
 1/31/99      36,611
 2/28/99      35,484
 3/31/99      36,891
 4/30/99      38,306
 5/31/99      37,409
 6/30/99      39,467
 7/31/99      38,245
 8/31/99      38,057
 9/30/99      37,023
10/31/99      39,345
11/30/99      40,146
12/31/99      42,482
 1/31/00      40,364
 2/29/00      39,607
 3/31/00      43,448
 4/30/00      42,151
 5/31/00      41,293
 6/30/00      42,303
 7/31/00      41,647

Average Annual Total Return

As of                 Inception           1              5              Since
July 31, 2000           Date             Year           Year          Inception

Class A Shares*       12/19/91          (5.48%)         9.18%          10.60%
Class B Shares**        9/2/97 1        (5.97%)         8.97%          10.19%
Trust Shares            9/2/97 1        (0.90%)        10.33%          11.27%

 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%)

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.


 The chart above represents a comparison of a hypothetical $10,000 investment from 12/19/91 to 7/31/00 in the indicated share class versus a similar in-vestment in the Fund's benchmark, and represents the reinvestment of divi-dends and capital gains in the Fund.

 The performance of the AmSouth Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole; and the Lehman Brothers Government/Credit Bond Index, an unmanaged broad-based index representative of the total return of long-term government and corporate bonds. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various ex-penses. Had these waivers and/or reimbursements not been in effect, perfor-mance quoted would have been lower.

 /1/ Performance for the Class B and Trust Shares, which commenced operations on 9/2/97, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

 Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Select Equity Fund



Portfolio Managers

Neil Wright, President and Chief
Investment Officer
Janna Sampson, Director of
Portfolio Management
Peter Jankovskis, Director of
Research
OakBrook Investments, LLC (sub-
advisor)

As Portfolio Managers of the
AmSouth Select Equity Fund and the
AmSouth Enhanced Market Fund, Neil,
Janna and Peter have 50 years of
combined experience. Neil and Peter
have Ph.D.s in economics, and Janna
holds an M.A. in economics. They
have worked together for the past
eight years.


                        PORTFOLIO MANAGER'S PERSPECTIVE

"Our goal in managing the AmSouth Select Equity Fund is to outperform the S&P 500 while experiencing less volatility than the broad stock market. We look for 20 to 25 leading companies that have a dominant market position, or a well-known brand name, yet whose stock price is undervalued. To make this 'growth at a reasonable price' strategy work, we use economic theory to determine whether a company is likely to recover its dominant position after a dip. We believe our patient, long-term approach offers excellent defensive protection, which can reduce losses when the market is weak."


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the Fund's total return was -19.86% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index rose 8.97%.

Q. What factors affected your performance?

A. Most of the Fund's decline can be attributed to investment style, as the stable growth stocks in which we invest have been dramatically out of favor. Performance also was adversely affected by a number of company-specific events. For example, the stock of Hershey Foods Corp. (4.78% of net assets) experienced a sharp decline during the fall of 1999, as difficulties in upgrading the company's inventory control systems resulted in delayed and missed shipments. The problems at Hershey have been corrected, and we feel the company is on track to deliver good revenue growth during the second half of 2000.++

Also, Pitney Bowes, Inc. (4.37%) was hurt by a combination of sluggish growth from its non-core copier business and, in our opinion, the perception that Internet providers of postage, such as Stamps.com, would pose a threat to the Pitney Bowes' monopoly position in the postage meter market. We believe that, with time, investors will come to appreciate that earnings growth from the core postal meter business is strong, and is likely to remain strong in coming years--due to the company's wide array of patents for postage metering and encryption technology, which other users must license.++

On the positive side, holdings with exceptionally steady earnings growth--such as Emerson Electric Co. (8.36%), Automatic Data Processing, Inc. (6.30%) and Sysco Corp. (7.09%)--helped the Fund deliver strong returns during the volatile second quarter of 2000. The strong performance of these stocks highlights the importance of stable earnings growth as a lure to investors during periods of market turbulence.++

As of July 31, 2000, the Fund's top five holdings were Emerson Electric Co. (8.36% of net assets), Waste Management, Inc. (7.91%), Sysco Corp. (7.09%), General Mills, Inc. (6.88%) and Dun & Bradstreet Corp. (6.50%).++

Q. What is your outlook for the next six to 12 months?

A. We expect the markets to continue to be volatile. We are working through a period where market analysts are adjusting some of their earnings expectations downward, and we anticipate this will hurt higher price-to-earnings stocks, much as it did from March through May of this year. This climate could poten-tially be favorable for the Fund as it focuses on companies with more stable earnings growth.
 ++ The Fund's portfolio composition is subject to change.

                                                    AmSouth Select Equity Fund

Value of a $10,000 Investment

                                    [GRAPH]

                 AmSouth          AmSouth            AmSouth
                  Select           Select             Select
               Equity Fund       Equity Fund        Equity Fund     S&P 500
             (Class A Shares)* (Class B Shares)** (Trust Shares)  Stock Index

  9/1/98            9,551          10,000             10,000         10,000
 9/30/98           10,032          10,500             10,504         10,638
10/31/98           10,885          11,390             11,396         11,503
11/30/98           11,168          11,670             11,693         12,201
12/31/98           11,520          12,026             12,051         12,903
 1/31/99           11,405          11,895             11,941         13,443
 2/28/99           11,118          11,590             11,643         13,025
 3/31/99           11,109          11,574             11,636         13,547
 4/30/99           12,050          12,556             12,631         14,071
 5/31/99           11,608          12,085             12,159         13,738
 6/30/99           12,099          12,591             12,686         14,501
 7/31/99           11,408          11,859             11,962         14,048
 8/31/99           11,033          11,468             11,569         13,979
 9/30/99           10,518          10,914             11,022         13,596
10/31/99           10,624          11,024             11,143         14,456
11/30/99           10,162          10,542             10,659         14,753
12/31/99           10,353          10,733             10,863         15,619
 1/31/00            9,637           9,984             10,123         14,834
 2/29/00            8,895           9,199              9,337         14,553
 3/31/00            9,444           9,776              9,915         15,977
 4/30/00            9,267           9,590              9,741         15,496
 5/31/00            9,707          10,027             10,191         15,178
 6/30/00            9,560           9,868             10,039         15,552
 7/31/00            9,143           9,086              9,602         15,309

Average Annual Total Return

As of                 Inception           1             Since
July 31, 2000           Date             Year         Inception

Class A Shares*         9/1/98         (23.46%)        (4.58%)
Class B Shares**        9/2/98 1       (24.13%)        (4.89%)
Trust Shares           12/3/98 1       (19.72%)        (2.10%)


 *Reflects maximum 4.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison of a hypothetical $10,000 investment from 9/1/98 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Select Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees as-sociated with a mutual fund, such as investment management and fund account-ing fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisors waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
 /1/Performance for the Class B and Trust Shares, which commenced operations on 9/2/98 and 12/3/98, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).


 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Enhanced Market Fund



Portfolio Managers

Neil Wright, President and Chief
Investment Officer
Janna Sampson, Director of
Portfolio Management
Peter Jankovskis, Director of
Research
OakBrook Investments, LLC (sub-
advisor)

As Portfolio Managers of the
AmSouth Enhanced Market Fund and
the AmSouth Select Equity Fund,
Neil, Janna and Peter have 50 years
of combined experience. Neil and
Peter have Ph.D.s in economics, and
Janna holds an M.A. in economics.
They have worked together for the
past eight years.


                        PORTFOLIO MANAGER'S PERSPECTIVE

"Our stock selection strategy for the AmSouth Enhanced Market Fund is fairly conservative, with fund returns having a very close correlation to those of the S&P 500. We try to be 100% invested and do not try to time the market. Through the use of a sophisticated computer model, we attempt to identify stocks within the S&P 500--typically 350-400 stocks--that are starting to experience a widening range of investor expectations. We look to overweight these stocks because we expect they will outperform the overall market."

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the Fund's total return was 9.46% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index rose 8.97%.

Q. What factors affected your performance?

A. We are a style-neutral fund, which means the Fund closely tracks the S&P 500's sector weightings. When considering a stock for purchase, we look at the range of expectations surrounding that stock, including price volatility and short-interest rates.

While excess return comes mainly from selecting which individual stocks should be over or under weighted, our technology holdings were responsible for much of the Fund's overall performance during the period. Holdings in this area included Oracle Corp. (1.70% of net assets) and Cisco Systems, Inc. (3.60%), names in which we were overweighted at various times. It is not surprising that much of our return came from the technology sector, as the bulk of the S&P 500's performance was attributable to technology. Outside of technology, we profited from significant holdings in General Electric Co. (4.26%), Citigroup, Inc. (2.08%) and Eli Lilly & Co. (1.14%).++

The worst-performing sector in the S&P 500 and in our portfolio was consumer staples, which was down in the neighborhood of nine percent for the year. These are traditional, "old economy" stocks that were out of favor for most of the period.

As of July 31, 2000, the Fund's top five holdings were General Electric Co. (4.26% of net assets), Cisco Systems, Inc. (3.60%), Intel Corp. (3.58%), Microsoft Corp. (3.12%) and Exxon-Mobil Corp. (2.42%).++

Q. What is your outlook for the next six to 12 months?

A. We expect the markets to continue to be volatile. We are working through a period where market analysts are adjusting some of their earnings expectations downward, and we anticipate this will hurt higher price-to-earnings stocks, much as it did from March through May of this year. With our disciplined strat-egy in place, we expect that we will continue to outperform the S&P 500 in such an environment.
++ The Fund's portfolio composition is subject to change.

                                                  AmSouth Enhanced Market Fund

Value of a $10,000 Investment

                                    [GRAPH]

                   AmSouth           AmSouth            AmSouth
                   Enhanced          Enhanced           Enhanced
                 Market Fund       Market Fund        Market Fund     S&P 500
                (Class A Shares)* (Class B Shares)** (Trust Shares) Stock Index

         9/1/98       9,551           10,000            10,000        10,000
        9/30/98      10,154           10,623            10,631        10,638
       10/31/98      10,955           11,447            11,470        11,503
       11/30/98      11,656           12,173            12,204        12,201
       12/31/98      12,258           12,799            12,834        12,903
        1/31/99      12,757           13,305            13,358        13,443
        2/28/99      12,323           12,845            12,906        13,025
        3/31/99      12,879           13,410            13,482        13,547
        4/30/99      13,361           13,912            14,000        14,071
        5/31/99      13,036           13,568            13,651        13,738
        6/30/99      13,767           14,322            14,430        14,501
        7/31/99      13,365           13,890            14,010        14,048
        8/31/99      13,372           13,890            14,021        13,979
        9/30/99      12,975           13,469            13,608        13,596
       10/31/99      13,730           14,243            14,403        14,456
       11/30/99      14,030           14,536            14,710        14,753
       12/31/99      14,838           15,381            15,573        15,619
        1/31/00      14,172           14,675            14,875        14,834
        2/29/00      13,891           14,375            14,573        14,553
        3/31/00      15,228           15,755            15,990        15,977
        4/30/00      14,829           15,330            15,571        15,496
        5/31/00      14,519           14,988            15,248        15,178
        6/30/00      14,789           15,268            15,531        15,552
        7/31/00      14,629           14,692            15,374        15,309

Average Annual Total Return

As of                 Inception           1             Since
July 31, 2000           Date             Year         Inception

Class A Shares*         9/1/98           4.56%         22.01%
Class B Shares**        9/2/98 1         3.65%         22.28%
Trust Shares          12/11/98 1         9.73%         25.22%

 *Reflects maximum 4.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart above represents a comparison of a hypothetical $10,000 investment from 9/1/98 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Enhanced Market Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund ac-counting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various ex-penses. Had these waivers and/or reimbursements not been in effect, perfor-mance quoted would have been lower.
 /1/Performance for the Class B and Trust Shares, which commenced operations on 9/2/98 and 12/11/98, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).


 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth International Equity Fund+



Portfolio Managers

Herbert Gullquist, Chief Investment
Officer
John Reinsberg, Managing Director
International Equity Management
Lazard Asset Management (Sub-
Advisor)

As Portfolio Managers of the
AmSouth International Equity Fund,
Herbert and John have 37 years and
17 years of investment experience,
respectively. Herbert has a B.A.
from Northwestern University. John
has an M.B.A. from Columbia
University and a B.A. from the
University of Pennsylvania.

                        PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth International Equity Fund selects undervalued companies in global markets, primarily in Europe and the Pacific Basin. Our team of global analysts used fundamental research to assess the strengths and weaknesses of individual companies and their competitors, applying both quantitative and qualitative reviews. We manage portfolio risk through security, market, country and regional diversification. We maintain a strict discipline of selling stocks when they reach our valuation targets."

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the Fund's total return was 7.88% (Class A Shares at NAV). In comparison, the Morgan Stanley Capital Internation-al, MSCI (Europe, Australasia and Far East ) EAFE Index(R) rose 9.01%.

Q. What factors affected your performance?

A. Sector rotation had a big impact on market performance throughout the peri-od. "New economy" stocks--known collectively as technology, media and telecom-munication issues (TMT)--enjoyed robust price growth for the first eight months of our fiscal year. Beginning in mid-March, however, investor sentiment shifted abruptly and sharply away from TMT stocks and toward more fundamentally valued companies.

We felt that the prior dominance of TMT stocks, many of which appeared to be overvalued, was excessive. The international markets have come around to that thinking, as well. Investors are now choosing the true enablers and long-term winners among new economy companies, while rediscovering financially productive and undervalued old economy firms.

Lazard Asset Management is a value manager and therefore tends to be underweighted in expensive arenas like TMT. Stocks we favor are in sectors such as consumer staples and finance companies. Consequently, the Fund underperformed during the period when TMT stocks soared and enjoyed very strong returns when value stocks came back into favor.

In Europe, we were heartened by that continent's continued industry consolida-tion. Banking giant HSBC Holdings PLC (1.45% of net assets) bolstered its posi-tion as the world's second-largest financial institution, by acquiring Credit Commercial de France and forming a non-U.S. private banking joint venture with Merrill Lynch. Telefonica (1.02%) expanded its global Internet presence by buy-ing Lycos via its separately listed Terra Networks Internet business.++

As of July 31, 2000, approximately 21.8% of the Fund's assets were invested in Japan, 20.0% in the United Kingdom, 12.6% in France, 8.6% in Germany, 6.3% in the Netherlands, 4.2% in Switzerland, 3.4% in Sweden, 2.9% in Spain, 2.6% in Italy and 1.9% in Mexico. Our remaining assets were invested in Australia, Bra-zil, Denmark, Finland, India, Portugal, Singapore and South Korea, with 5.1% in cash.++

Q. What is your outlook for the next six to 12 months?

A. In Europe, we are particularly excited about the positive effects of tax cuts in Germany, which are having a spillover effect into other countries; France and Italy, for instance, have begun dialogues on possibly cutting their own taxes. Lower taxes could act as a catalyst for further corporate restruc-turing and industry consolidation across the continent, where we are seeing many countries adopt the American model of restructuring and a focus on return on capital.

In Japan, banking consolidation and reform is continuing; market forces are be-ing allowed to function more naturally. Companies continue to improve their re-turn on capital and these positive changes, if sustained, should be reflected in the stock market.
+ International investing involves increased risk and volatility.

++ The Fund's portfolio composition is subject to change.

                                            AmSouth International Equity Fund+

Value of a $10,000 Investment

                                    [GRAPH]

                 AmSouth           AmSouth            AmSouth
              International     International     International
               Equity Fund       Equity Fund        Equity Fund     MSCI EAFE
             (Class A Shares)* (Class B Shares)** (Trust Shares)      Index

 8/15/97            9,551            10,000             10,000        10,000
 8/31/97            9,245             9,673              9,680         9,253
 9/30/97            9,876            10,327             10,340         9,772
10/31/97            9,093             9,504              9,520         9,020
11/30/97            9,188             9,594              9,620         8,928
12/31/97            9,265             9,663              9,700         9,006
 1/31/98            9,494             9,901              9,940         9,418
 2/28/98           10,001            10,426             10,471        10,023
 3/31/98           10,603            11,041             11,102        10,331
 4/30/98           10,785            11,219             11,292        10,413
 5/31/98           10,842            11,278             11,352        10,362
 6/30/98           10,584            11,001             11,082        10,441
 7/31/98           10,699            11,110             11,202        10,547
 8/31/98            8,968             9,306              9,390         9,240
 9/30/98            8,538             8,850              8,939         8,957
10/31/98            9,246             9,574              9,680         9,890
11/30/98            9,781            10,129             10,241        10,397
12/31/98           10,143            10,496             10,619        10,807
 1/31/99           10,056            10,396             10,529        10,775
 2/28/99            9,807            10,149             10,258        10,519
 3/31/99           10,133            10,476             10,609        10,958
 4/30/99           10,670            11,021             11,161        11,402
 5/31/99           10,277            10,605             10,750        10,815
 6/30/99           10,766            11,110             11,262        11,236
 7/31/99           11,111            11,457             11,633        11,570
 8/31/99           11,283            11,625             11,804        11,612
 9/30/99           11,264            11,596             11,784        11,729
10/31/99           11,542            11,873             12,075        12,169
11/30/99           11,878            12,210             12,426        12,591
12/31/99           12,858            13,210             13,456        13,721
 1/31/00           11,918            12,240             12,473        12,850
 2/29/00           11,976            12,290             12,534        13,196
 3/31/00           12,519            12,830             13,102        13,707
 4/30/00           11,976            12,270             12,544        12,986
 5/31/00           11,792            12,070             12,341        12,669
 6/30/00           12,325            12,610             12,909        13,164
 7/31/00           11,986            11,960             12,554        12,612

Average Annual Total Return

As of                 Inception           1             Since
July 31, 2000           Date             Year         Inception

Class A Shares*        8/15/97           2.99%          6.33%
Class B Shares**        2/2/99 1         2.01%          6.25%
Trust Shares          12/14/98 1         7.92%          8.01%


 *Reflects maximum 4.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison of a hypothetical $10,000 investment from 8/15/97 to 7/31/00 in the indicated share class versus a similar in-vestment in the Fund's benchmark, and represents the reinvestment of divi-dends and capital gains in the Fund.

 The performance of the AmSouth International Equity Fund is measured against the Morgan Stanley Capital International, MSCI (Europe, Australasia and Far
 East) EAFE(R) Index, which is unmanaged index that is comprised of a sample of companies representative of the market structure of 20 European and Pa-cific Basin countries. The index does not reflect the deduction of fees as-sociated with a mutual fund, such as investment management and fund account-ing fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various ex-penses. Had these waivers and/or reimbursements not been in effect, perfor-mance quoted would have been lower.

 The quoted returns reflect the performance from 8/15/97 to 12/13/98 of the DG International Equity Fund and from 12/14/98 to 3/12/00 of the ISG Inter-national Equity Fund, which were open-end investment companies that were the predecessor funds to the AmSouth International Equity Fund.

 /1/ Performance for the Class B and Trust Shares, which commenced operations on 2/2/99 and 12/14/98, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Strategic Portfolios



Aggressive Growth
Growth
Growth and Income
Moderate Growth and Income
Current Income

The AmSouth Strategic Portfolios
are managed by a team of AmSouth
investment managers, including both
equity and fixed-income
specialists, with more than 40
years of combined investment
management experience.

                        PORTFOLIO MANAGER'S PERSPECTIVE

The Funds seek to provide investors with the potential to achieve a variety of long- and short-term goals, commensurate with investors' specific time horizons and tolerance for risk. Each of the five Strategic Portfolios invests in a combination of underlying mutual funds from the AmSouth Fund Family. Based on each Portfolio's asset-allocation target, the managers periodically rebalance stock, bond and money-market holdings--based on analysis of economic and market trends.


Q. How did the Funds perform during the period?

A. For the 12 months
ended July 31, 2000;
the Funds' total
returns and
comparative benchmark
returns were as
follows:

AmSouth Aggressive Growth Portfolio
(Class A Shares at NAV): 13.92%
Lipper Growth Fund Index/1/: 17.88%
S&P 1500 Stock Index: 9.88%
Merrill Lynch Government/Corporate Master Index: 5.68%
MSCI EAFE(R) Index: 9.27%

AmSouth Growth Portfolio
(Class A Shares at NAV): 7.36%
Lipper Balanced Fund Index/2/: 6.13%
S&P 1500 Stock Index: 9.88%
Merrill Lynch Government/Corporate Master Index: 5.68%
MSCI EAFE(R) Index: 9.27%

AmSouth Growth and Income Portfolio
(Class A Shares at NAV): 7.24%
Lipper Balanced Fund Index/2/: 6.13%
S&P 1500 Stock Index: 9.88%
Merrill Lynch Government/Corporate Master Index: 5.68%
MSCI EAFE(R) Index: 9.27%

AmSouth Moderate Growth and Income Portfolio
(Class A Shares at NAV): 5.83%
Lipper Balanced Fund Index/2/: 6.13%
S&P 1500 Stock Index: 9.88%
Merrill Lynch Government/Corporate Master Index: 5.68%

AmSouth Current Income Portfolio
(Class A Shares at NAV): 3.78%
Lipper Income Fund Index/3/: 4.94%
Merrill Lynch Government/Corporate Master Index: 5.68%

Q. What factors affected the Funds' performance?

A. During the period, the largest market gains were realized in small-cap stocks and the technology sector. Consequently, the greater allocation each un-derlying fund had to these two areas, the higher the portfolio returns. This is consistent with what we would expect from the various risk/return compositions of the Funds: The more short-term risk, the greater the long-term returns.

Overall, throughout much of our fiscal year (especially the latter half), we have followed more defensive allocation formulas than we normally would. That is, we have had more money invested in fixed-income and cash-equivalent securi-ties, and less in equities. This has been a conscious effort, motivated by our belief that stocks are richly valued, while bonds appear to offer greater rela-tive value, especially on a risk-adjusted basis. Our research shows that vola-tility among the market's largest stocks has jumped appreciably in recent years, which is one reason why we have scaled back our equity allocation.

As of July 31, 2000, the Funds' portfolios were allocated as follows:++

Aggressive Growth: 80% stocks, 0% bonds, 20% money market.
Growth: 66% stocks, 20% bonds and 14% money market.
Growth and Income: 47% stocks, 45% bonds and 8% money market.
Moderate Growth and Income: 30% stocks, 67% bonds and 3% money market. Current Income: 0% stocks, 94% bonds and 6% money market.

Q. What is your outlook for the next six to 12 months?

A. The asset allocation models we use consider stocks' expected growth rates in earnings and dividends, compares them to fixed-income securities and produces an "equity risk premium," an estimate of how much you are getting paid to in-vest in riskier stocks, versus more stable bonds. Our models point to continued high volatility, and high risk, in stocks. Therefore, we anticipate keeping our allocations at conservative levels until a change in conditions warrant.

++ The composition of the portfolio is subject to change.

/1/ The Lipper Growth Funds Index is an index of managed funds that normally seek growth of principal through equity investments.

/2/ The Lipper Balanced Fund Index is an index of managed funds whose primary objective is to conserve principal by maintaining at all times a balanced port-folio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

/3/ The Lipper Income Funds Index is an index of managed funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments.

                                           AmSouth Aggressive Growth Portfolio

Value of a $10,000 Investment
                                    [GRAPH]
                     AmSouth
                    Aggressive                     Merrill Lynch
                 Growth Portfolio   S&P 1500    Government/Corporate     MSCI
                 (Class A Shares)* Stock Index      Master Index      EAFE Index
        1/13/99        9,551         10,000           10,000            10,000
        1/31/99        9,618         10,000           10,072             9,970
        2/28/99        9,351          9,656            9,818             9,733
        3/31/99        9,494         10,026            9,880            10,139
        4/30/99        9,666         10,451            9,913            10,550
        5/31/99        9,446         10,239            9,805            10,007
        6/30/99        9,876         10,806            9,775            10,397
        7/31/99        9,809         10,484            9,747            10,706
        8/31/99        9,713         10,397            9,740            10,745
        9/30/99        9,629         10,119            9,830            10,853
       10/31/99        9,916         10,732            9,849            11,260
       11/30/99       10,462         10,980            9,844            11,651
       12/31/99       11,168         11,634            9,795            12,696
        1/31/00       10,790         11,073            9,792            11,890
        2/29/00       10,984         10,978            9,910            12,210
        3/31/00       11,509         11,993           10,064            12,683
        4/30/00       11,279         11,632           10,011            12,016
        5/31/00       11,058         11,397           10,000            11,722
        6/30/00       11,353         11,682           10,199            12,181
        7/31/00       11,174         11,520           10,301            11,670

Average Annual Total Return
As of                 Inception           1             Since
July 31, 2000           Date             Year         Inception
Class A Shares*        1/13/99           8.83%          7.45%
Class B Shares**       1/27/99           8.17%          7.30%
Trust Shares           1/28/99          14.04%         10.58%
 *Reflects maximum 4.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The chart above represent a comparison to a hypothetical $10,000 investment from 1/13/99 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark.

 The Portfolio's performance is compared to the Morgan Stanley Capital Inter-national (Europe, Australasia and Far East) EAFE(R) Index, which is generally representative of stock markets in those regions; the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds; and the S&P 1500 Index, which is generally representative of the performance of large and small com-panies in the U.S. stock market. These indices are unmanaged and do not re-flect the expenses associated with a mutual fund, such as investment manage-ment and fund accounting fees. The Portfolio's performance reflects the de-duction of fees for these value-added services. Investors cannot invest di-rectly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 1/13/99 to 3/12/00 of the ISG Aggressive Growth Portfolio, which was an open-end investment company and predecessor fund to the AmSouth Aggressive Growth Portfolio.

Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

                                                      AmSouth Growth Portfolio

Value of a $10,000 Investment
                                    [GRAPH]
                     AmSouth
                     Growth                        Merrill Lynch
                    Portfolio       S&P 1500    Government/Corporate  MSCI EAFE
                 (Class A Shares)* Stock Index      Master Index        Index

        2/11/99        9,548         10,000             10,000          10,000
        2/28/99        9,385          9,656              9,748           9,762
        3/31/99        9,337         10,026              9,809          10,169
        4/30/99        9,529         10,451              9,842          10,581
        5/31/99        9,385         10,239              9,735          10,036
        6/30/99        9,706         10,806              9,705          10,428
        7/31/99        9,639         10,484              9,677          10,738
        8/31/99        9,514         10,397              9,670          10,777
        9/30/99        9,454         10,119              9,759          10,885
       10/31/99        9,668         10,732              9,778          11,293
       11/30/99        9,949         10,980              9,774          11,685
       12/31/99       10,393         11,634              9,724          12,734
        1/31/00       10,128         11,073              9,722          11,925
        2/29/00       10,206         10,978              9,839          12,246
        3/31/00       10,606         11,993              9,992          12,721
        4/30/00       10,400         11,632              9,939          12,051
        5/31/00       10,225         11,397              9,928          11,757
        6/30/00       10,485         11,682             10,126          12,217
        7/31/00       10,349         11,520             10,227          11,705

Average Annual Total Return
As of                 Inception           1             Since
July 31, 2000           Date             Year         Inception
Class A Shares*        2/11/99           2.55%          2.36%
Class B Shares**       2/15/99           1.69%          3.12%
Trust Shares            2/1/99           7.83%          5.47%
 *Reflects maximum 4.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represent a comparison to a hypothetical $10,000 investment from 2/11/99 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark.

 The Portfolio's performance is compared to the Morgan Stanley Capital Inter-national (Europe, Australasia and Far East) EAFE(R) Index, which is generally representative of stock markets in those regions; the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds; and the S&P 1500 Index, which is generally representative of the performance of large and small com-panies in the U.S. stock market. These indices are unmanaged and do not re-flect the expenses associated with a mutual fund, such as investment manage-ment and fund accounting fees. The Portfolio's performance reflects the de-duction of fees for these value-added services. Investors cannot invest di-rectly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 2/11/99 to 3/12/00 of the ISG Growth Portfolio, which was an open-end investment company and predecessor fund to the AmSouth Growth Portfolio.

Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

                                           AmSouth Growth and Income Portfolio

Value of a $10,000 Investment
                                     [GRAPH]

                     AmSouth
                 Growth & Income                    Merrill Lynch
                    Portfolio        S&P 1500    Government/Corporate  MSCI EAFE
                 (Class A Shares)*  Stock Index     Master Index         Index

         3/8/99       9,546           10,000            10,000          10,000
        3/31/99       9,490           10,384            10,063          10,417
        4/30/99       9,594           10,824            10,096          10,840
        5/31/99       9,452           10,604             9,986          10,281
        6/30/99       9,607           11,192             9,956          10,682
        7/31/99       9,522           10,858             9,928          11,000
        8/31/99       9,474           10,768             9,920          11,040
        9/30/99       9,401           10,480            10,011          11,151
       10/31/99       9,572           11,115            10,031          11,569
       11/30/99       9,809           11,371            10,026          11,971
       12/31/99      10,044           12,049             9,976          13,045
        1/31/00       9,871           11,468             9,973          12,216
        2/29/00       9,852           11,370            10,093          12,545
        3/31/00      10,214           12,420            10,250          13,031
        4/30/00      10,170           12,047            10,196          12,345
        5/31/00      10,103           11,804            10,185          12,044
        6/30/00      10,318           12,099            10,387          12,515
        7/31/00      10,214           11,931            10,491          11,990

Average Annual Total Return

As of                 Inception           1             Since
July 31, 2000           Date             Year         Inception

Class A Shares*         3/8/99           2.47%          1.52%
Class B Shares**       1/27/99           1.50%          2.18%
Trust Shares            2/8/99           7.34%          6.80%

 *Reflects maximum 4.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The chart above represent a comparison to a hypothetical $10,000 investment from 3/8/99 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark.

 The Portfolio's performance is compared to the Morgan Stanley Capital Inter-national (Europe, Australasia and Far East) EAFE(R) Index, which is generally representative of stock markets in those regions; the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds and the S&P 1500 Index, which is generally representative of the performance of large and small com-panies in the U.S. stock market. These indices are unmanaged and do not re-flect the expenses associated with a mutual fund, such as investment manage-ment and fund accounting fees. The Portfolio's performance reflects the de-duction of fees for these value-added services. Investors cannot invest di-rectly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 3/8/99 to 3/12/00 of the ISG Growth & Income Portfolio, which was an open-end investment company and pred-ecessor fund to the AmSouth Growth and Income Portfolio.

Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

                                  AmSouth Moderate Growth and Income Portfolio

Value of a $10,000 Investment
                                    [GRAPH]
                   AmSouth Moderate
                   Growth & Income                              Merrill Lynch
                      Portfolio               S&P 1500      Government/Corporate
                  (Class A Shares)*         Stock Index         Master Index

         2/9/99         9,554                 10,000               10,000
        2/28/99         9,574                  9,656                9,748
        3/31/99         9,615                 10,026                9,809
        4/30/99         9,663                 10,451                9,842
        5/31/99         9,547                 10,239                9,735
        6/30/99         9,626                 10,806                9,705
        7/31/99         9,558                 10,484                9,677
        8/31/99         9,529                 10,397                9,670
        9/30/99         9,499                 10,119                9,759
       10/31/99         9,617                 10,732                9,778
       11/30/99         9,763                 10,980                9,774
       12/31/99         9,876                 11,634                9,724
        1/31/00         9,757                 11,073                9,722
        2/29/00         9,727                 10,978                9,839
        3/31/00        10,038                 11,993                9,992
        4/30/00        10,013                 11,632                9,939
        5/31/00         9,978                 11,397                9,928
        6/30/00        10,138                 11,682               10,126
        7/31/00        10,116                 11,520               10,227

Average Annual Total Return
As of                 Inception           1             Since
July 31, 2000           Date             Year         Inception
Class A Shares*         2/9/99           1.10%          0.78%
Class B Shares**       1/28/99           0.09%         (0.31%)
Trust Shares           2/10/99           6.04%          4.20%


 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represent a comparison to a hypothetical $10,000 investment from 2/9/99 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark.

 The Portfolio's performance is compared to the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds, and the S&P 1500 Index, which is generally representative of the performance of large and small com-panies in the U.S. stock market. These indices are unmanaged and do not re-flect the expenses associated with a mutual fund, such as investment manage-ment and fund accounting fees. The Portfolio's performance reflects the de-duction of fees for these value-added services. Investors cannot invest di-rectly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 2/9/99 to 3/12/00 of the ISG Moderate Growth & Income Portfolio, which was an open-end investment company and predecessor fund to the AmSouth Moderate Growth and Income Portfolio.

Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

                                              AmSouth Current Income Portfolio

Value of a $10,000 Investment


                                    [GRAPH]

                     AmSouth Current           Merrill Lynch
                    Income Portfolio        Government/Corporate
                    (Class A Shares)*           Master Index

        2/23/99           9,602                   10,000
        2/28/99           9,551                    9,748
        3/31/99           9,599                    9,809
        4/30/99           9,580                    9,842
        5/31/99           9,468                    9,735
        6/30/99           9,436                    9,705
        7/31/99           9,425                    9,677
        8/31/99           9,416                    9,670
        9/30/99           9,484                    9,759
       10/31/99           9,497                    9,778
       11/30/99           9,477                    9,774
       12/31/99           9,445                    9,724
        1/31/00           9,439                    9,722
        2/29/00           9,499                    9,839
        3/31/00           9,606                    9,992
        4/30/00           9,573                    9,939
        5/31/00           9,578                    9,928
        6/30/00           9,720                   10,126
        7/31/00           9,781                   10,227

Average Annual Total Return

As of                 Inception           1             Since
July 31, 2000           Date             Year         Inception

Class A Shares*        2/23/99          (0.39%)        (1.53%)
Class B Shares**       3/17/99          (2.67%)        (2.31%)
Trust Shares           1/25/99           4.03%          1.34%

 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart above represents a comparison to a hypothetical $10,000 investment from 2/23/99 to 7/31/00 in the indicated share class versus a similar in-vestment in the Fund's benchmark.

 The Portfolio's performance is compared the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as in-vestment management and fund accounting fees. The Portfolio's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its under-lying securities. During the period shown, the Advisor waived and/or volun-tarily reimbursed fees for various expenses. Had these waivers and/or reim-bursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 2/23/99 to 3/12/00 of the ISG Current Income Portfolio, which was an open-end investment company and predecessor fund to the AmSouth Current Income Portfolio.

Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

 AmSouth Bond Fund



Portfolio Manager

Brian B. Sullivan, CFA, Chief
Investment Officer
John P. Boston, CFA, Senior Vice
President
AmSouth Bank

The AmSouth Bond Fund is co-managed
by Brian Sullivan, CFA and John
Boston, CFA. Brian has 14 years of
fixed-income investment management
experience and holds an M.B.A. in
finance and a bachelor's degree in
economics. John has more than 11
years of experience as a fixed-
income manager. He holds a
bachelor's degree in finance and
political science.


                        PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Bond Fund seeks to take advantage of changes in interest rates to pursue strong returns. We buy longer bonds when interest rates are high and shorter bonds when interest rates are low. The change in the average maturity or duration is one of the most powerful determinants of return. Through the active use of high-quality investments, we strive to obtain excellent returns."


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the AmSouth Bond Fund produced a to-tal return of 5.10% (Class A Shares at NAV). In comparison, the Lehman Brothers Government/Credit Bond Index rose 5.11%, and the Lipper Corporate A-Rated Debt Fund Index/1/ gained 4.57%.

Q. What factors affected your performance?

A. A year ago the Fund was challenged by the start of a rising interest-rate environment and the Fed's efforts to cool an overheating economy. Therefore, we worked on getting the Fund positioned for a possible decline in long-term rates this year and have posted solid gains for the latest 12-month period.

It is true that the Fed has continued to raise short-term interest rates, with six rate hikes since June 1999. The Fed obviously is trying to effect a slow-down in economic activity; they felt that growth was exceeding the economy's "non-inflationary speed limit." During the last 12 months, interest rates across most of the yield curve have risen.

However, in the 30-year Treasury bond, we saw a decline in rates from July 1999 to July 2000. While the rate increases at the short end of the yield curve have been driven by Fed policy, the decline in long-term rates is a little more com-plex. Long-term rates are set by the market, not the Fed, and reflect such fac-tors as investors' expectations for inflation. Nevertheless, the most important factor driving the recent decline in long-term rates has been the U.S. Treasury Department's program of buying back long-term bonds.

Earlier in the period, when long-term rates were nearly seven percent, we be-lieved long bonds represented very good value, and we added to our long Trea-sury positions. As long-term rates declined, the prices of the bonds we held went up, and added value to shareholder returns. When long-term rates fell to roughly 5.80%, we took the opportunity to realize profits, by selling long bonds and buying intermediate issues. This action reduced the interest-rate sensitivity of the portfolio.

The Fund also holds a significant position in corporate securities, which pro-vide a premium in yield over Treasuries of like maturities. This additional in-come, or spread, is still very wide by historical measures; we are still re-ceiving income that we consider to be generous. Therefore, we continue to em-phasize high-quality, corporate issues.

As of July 31, 2000, approximately 40.9% of the portfolio was invested in cor-porate issues, 39.4% in securities issued by the U.S. Treasury, 16.0% in U.S. government agency paper and 1.6% in cash. The securities within the Fund main-tained an average credit quality of AAA, with an average maturity of 7.50 years.++

Q. What is your outlook for the next six to 12 months?

A. We believe the Fed is nearing an end to its tightening policy. There is growing evidence that the economy is slowing, which means the Fed has done its job. What remains to be seen is whether the economic "landing" is soft or hard. As far as interest rates are concerned, we anticipate that long-term rates will not move much lower over the next six months.

/1/The Lipper Corporate A-Rated Debt Fund Index is an index comprised of man-aged funds that invest at least 65% of their assets in corporate and govern-ment debt issues rated in the top four grades.

++The Fund's portfolio composition is subject to change.

                                                             AmSouth Bond Fund

Value of a $10,000 Investment

                                    [GRAPH]

              AmSouth           AmSouth           AmSouth       Lehman Brothers
             Bond Fund         Bond Fund         Bond Fund     Government/Credit
          (Class A Shares)* (Class B Shares)  (Trust Shares)     Bond Index

 7/31/90        9,603           10,000             10,000            10,000
 8/31/90        9,420            9,805              9,810             9,855
 9/30/90        9,486            9,865              9,878             9,937
10/31/90        9,601            9,970              9,998            10,069
11/30/90        9,902           10,285             10,079            10,288
12/31/90        9,948           10,315             10,360            10,443
 1/31/91       10,054           10,420             10,471            10,561
 2/28/91       10,097           10,465             10,514            10,651
 3/31/91       10,135           10,495             10,555            10,725
 4/30/91       10,186           10,540             10,608            10,848
 5/31/91       10,248           10,585             10,672            10,899
 6/30/91       10,237           10,570             10,660            10,887
 7/31/91       10,367           10,690             10,797            11,023
 8/31/91       10,610           10,930             11,050            11,277
 9/30/91       10,824           11,154             11,272            11,513
10/31/91       10,967           11,289             11,421            11,616
11/30/91       11,124           11,439             11,585            11,732
12/31/91       11,473           11,784             11,947            12,127
 1/31/92       11,274           11,574             11,741            11,948
 2/29/92       11,328           11,619             11,796            12,011
 3/31/92       11,249           11,529             11,715            11,945
 4/30/92       11,341           11,604             11,810            12,017
 5/31/92       11,546           11,814             12,024            12,250
 6/30/92       11,732           11,994             12,217            12,429
 7/31/92       12,064           12,324             12,563            12,747
 8/31/92       12,197           12,444             12,701            12,861
 9/30/92       12,454           12,699             12,969            13,037
10/31/92       12,231           12,459             12,737            12,838
11/30/92       12,153           12,369             12,656            12,827
12/31/92       12,310           12,519             12,819            13,047
 1/31/93       12,604           12,804             13,126            13,331
 2/28/93       12,854           13,058             13,124            13,607
 3/31/93       12,920           13,103             13,455            13,653
 4/30/93       13,033           13,208             13,572            13,758
 5/31/93       13,007           13,178             13,546            13,751
 6/30/93       13,227           13,388             13,592            14,063
 7/31/93       13,250           13,403             13,798            14,153
 8/31/93       13,485           13,628             14,043            14,478
 9/30/93       13,544           13,673             14,104            14,529
10/31/93       13,567           13,688             14,129            14,588
11/30/93       13,484           13,583             14,042            14,423
12/31/93       13,526           13,613             14,086            14,486
 1/31/94       13,696           13,778             14,263            14,704
 2/28/94       13,474           13,553             14,032            14,384
 3/31/94       13,203           13,268             13,749            14,032
 4/30/94       13,089           13,133             13,631            13,916
 5/31/94       13,099           13,133             13,641            13,891
 6/30/94       13,058           13,088             13,599            13,858
 7/31/94       13,280           13,298             13,829            14,135
 8/31/94       13,302           13,298             13,852            14,141
 9/30/94       13,084           13,073             13,626            13,927
10/31/94       13,056           13,043             13,596            13,911
11/30/94       13,014           12,984             13,553            13,886
12/31/94       13,089           13,043             13,631            13,978
 1/31/95       13,320           13,268             13,871            14,246
 2/28/95       13,649           13,583             14,214            14,577
 3/31/95       13,717           13,643             14,285            14,674
 4/30/95       13,918           13,823             14,494            14,879
 5/31/95       14,503           14,393             15,104            15,503
 6/30/95       14,613           14,498             15,218            15,626
 7/31/95       14,562           14,438             15,165            15,566
 8/31/95       14,727           14,588             15,336            15,765
 9/30/95       14,857           14,708             15,472            15,926
10/31/95       15,068           14,903             15,692            16,159
11/30/95       15,306           15,127             15,940            16,425
12/31/95       15,499           15,292             16,140            16,667
 1/31/96       15,605           15,397             16,251            16,771
 2/29/96       15,324           15,097             15,958            16,415
 3/31/96       15,154           14,918             15,781            16,278
 4/30/96       15,014           14,768             15,636            16,166
 5/31/96       14,975           14,723             15,595            16,139
 6/30/96       15,165           14,903             15,793            16,354
 7/31/96       15,198           14,918             15,827            16,392
 8/31/96       15,123           14,828             15,749            16,352
 9/30/96       15,400           15,082             16,037            16,643
10/31/96       15,801           15,472             16,455            17,031
11/30/96       16,117           15,772             16,785            17,345
12/31/96       15,895           15,532             16,553            17,151
 1/31/97       15,887           15,517             16,544            17,172
 2/28/97       15,900           15,517             16,558            17,208
 3/31/97       15,660           15,262             16,308            17,003
 4/30/97       15,916           15,502             16,575            17,252
 5/31/97       16,058           15,622             16,723            17,413
 6/30/97       16,248           15,802             16,921            17,622
 7/31/97       16,790           16,312             17,485            18,161
 8/31/97       16,561           16,072             17,247            17,957
 9/30/97       16,846           16,328             17,528            18,240
10/31/97       17,128           16,616             17,840            18,532
11/30/97       17,197           16,676             17,913            18,629
12/31/97       17,369           16,813             18,077            18,825
 1/31/98       17,623           17,063             18,360            19,090
 2/28/98       17,554           16,972             18,289            19,051
 3/31/98       17,613           17,018             18,352            19,110
 4/30/98       17,676           17,067             18,420            19,206
 5/31/98       17,851           17,225             18,604            19,413
 6/30/98       18,018           17,375             18,779            19,610
 7/31/98       18,041           17,385             18,804            19,626
 8/31/98       18,460           17,764             19,243            20,009
 9/30/98       19,004           18,275             19,812            20,581
10/31/98       18,938           18,200             19,745            20,436
11/30/98       18,916           18,169             19,724            20,558
12/31/98       18,964           18,200             19,776            20,608
 1/31/99       19,042           18,263             19,859            20,755
 2/28/99       18,641           17,865             19,441            20,261
 3/31/99       18,740           17,947             19,547            20,362
 4/30/99       18,770           17,962             19,579            20,412
 5/31/99       18,562           17,756             19,364            20,202
 6/30/99       18,528           17,711             19,330            20,139
 7/31/99       18,507           17,660             19,309            20,083
 8/31/99       18,463           17,603             19,265            20,067
 9/30/99       18,614           17,752             19,425            20,248
10/31/99       18,638           17,744             19,451            20,300
11/30/99       18,611           17,722             19,424            20,289
12/31/99       18,479           17,576             19,290            20,165
 1/31/00       18,462           17,540             19,274            20,160
 2/29/00       18,738           17,806             19,564            20,413
 3/31/00       19,056           18,088             19,899            20,708
 4/30/00       18,957           17,983             19,797            20,607
 5/31/00       18,928           17,945             19,769            20,588
 6/30/00       19,299           18,286             20,160            21,008
 7/31/00       19,451           18,419             20,321            21,231





Average Annual Total Return

As of                 Inception     1          5           10
July 31, 2000           Date       Year       Year        Year

Class A Shares*        12/1/88     0.93%)     5.10%       6.88%
Class B Shares**       9/16/97 2  (0.66%)     4.66%       6.30%
Trust Shares            9/2/97 2   5.24%      6.03%       7.35%

 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/90 to 7/31/00 in the indicated share class versus a similar in-vestment in the Fund's benchmark, and represents the reinvestment of divi-dends and capital gains in the Fund.

 The performance of the AmSouth Bond Fund is measured against the Lehman Brothers Government/Credit Bond Index, an unmanaged broad-based index repre-sentative of the total return of long-term government and corporate bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added servic-es. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
 /2/Performance for the Class B and Trust Shares, which commenced operations on 9/16/97 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge
    (CDSC).


 Effective 12/1/99 the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Limited Term Bond Fund



Portfolio Manager

John P. Boston, CFA
Senior Vice President
AmSouth Bank

John manages the AmSouth Limited
Term Bond Fund, the AmSouth
Government Income Fund and co-
manages the AmSouth Bond Fund. He
has more than 10 years of
experience as a fixed-income
manager. He holds a bachelor's
degree in finance and political
science and is a Chartered
Financial Analyst.


                        PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Limited Term Bond Fund was designed to fill the gap between money market funds and long-term bond funds. For investors looking for a diversified bond fund, this Fund represents the first step out on the 'risk/return' spectrum from the money market arena."


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the AmSouth Limited Term Bond Fund produced a total return of 4.59% (Class A Shares at NAV). In comparison, the Merrill Lynch 1-5-Year Government/Corporate Bond Index rose 5.19%, and the Lipper Short-Term Investment Grade Index/1/ gained 5.03%.

Q. What factors affected your performance?

A. The Fed has continued to raise short-term interest rates, with six rate hikes since June 1999. The Fed obviously is trying to effect a slowdown in eco-nomic activity; they felt that growth was exceeding the economy's "non-infla-tionary speed limit." During the last 12 months, interest rates across most of the yield curve have risen.

Since we operate mostly at the short-to-intermediate portions of the yield curve, this upward drift in rates challenged us- as rates rise, the prices of securities fall. Earlier in the year, the government bonds in the Fund outperformed the corporate issues. More recently, that trend has reversed, and the corporate bonds have begun to outperform, as confidence returns to the cor-porate sector in general.

Having some securities in the longest portion of the Fund's permissible matu-rity range helped us; for example, a five-year bond performed better than a two-year security. But, the short-maturity nature of the Fund did not lend it-self to making big moves in our portfolio allocation. The Fund is designed to remain relatively stable, compared to portfolios that are more aggressive.

As of July 31, 2000, approximately 71.1% of the portfolio was invested in cor-porate issues, 14.6% in securities issued by the U.S. Treasury, 10.2% in U.S. government agency paper and the remainder in cash. The securities within the Fund maintained an average credit quality of AA, with an average maturity of
2.42 years.++

Q. What is your outlook for the next six to 12 months?

A. We believe the Fed is nearing an end to its tightening policy. There is growing evidence that the economy is slowing, which means the Fed has done its job; what remains to be seen is whether the economic "landing" is soft or hard. As far as interest rates are concerned, we anticipate they will remain in a narrow range for the time being. We will continue to look for value in specific sectors, especially federal agency debt and short-maturity corporate securi-ties.

/1/The Lipper Short-Term Investment-Grade Debt Fund Index is comprised of man-aged funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

++The Fund's portfolio composition is subject to change.

                                                AmSouth Limited Term Bond Fund

Value of a $10,000 Investment

                                    [GRAPH]
                                                                Merrill Lynch
               AmSouth          AmSouth           AmSouth         1-5-Year
            Limited Term      Limited Term      Limited Term     Government/
             Bond Fund         Bond Fund         Bond Fund       Corporate
          (Class A Shares)* (Class B Shares)  (Trust Shares)     Bond Index

 7/31/90        9,599            10,000            10,000          10,000
 8/31/90        9,634            10,030            10,037          10,006
 9/30/90        9,684            10,076            10,089          10,091
10/31/90        9,761            10,151            10,169          10,206
11/30/90        9,866            10,257            10,278          10,325
12/31/90        9,970            10,348            10,387          10,457
 1/31/91       10,059            10,439            10,479          10,556
 2/28/91       10,148            10,514            10,572          10,621
 3/31/91       10,214            10,575            10,641          10,693
 4/30/91       10,303            10,666            10,733          10,810
 5/31/91       10,375            10,726            10,808          10,880
 6/30/91       10,398            10,741            10,832          10,906
 7/31/91       10,466            10,802            10,903          11,014
 8/31/91       10,619            10,953            11,062          11,193
 9/30/91       10,732            11,059            11,181          11,344
10/31/91       10,852            11,180            11,306          11,475
11/30/91       10,967            11,286            11,425          11,605
12/31/91       11,161            11,467            11,627          11,820
 1/31/92       11,137            11,437            11,603          11,765
 2/29/92       11,200            11,498            11,668          11,802
 3/31/92       11,189            11,467            11,657          11,781
 4/30/92       11,257            11,528            11,727          11,897
 5/31/92       11,344            11,619            11,818          12,041
 6/30/92       11,526            11,785            12,007          12,198
 7/31/92       11,665            11,921            12,152          12,382
 8/31/92       11,750            11,997            12,241          12,511
 9/30/92       11,897            12,133            12,394          12,659
10/31/92       11,796            12,027            12,289          12,541
11/30/92       11,765            11,982            12,256          12,496
12/31/92       11,834            12,042            12,328          12,634
 1/31/93       11,999            12,194            12,500          12,828
 2/28/93       12,132            12,330            12,639          12,984
 3/31/93       12,174            12,360            12,683          13,035
 4/30/93       12,266            12,436            12,779          13,136
 5/31/93       12,237            12,405            12,748          13,100
 6/30/93       12,403            12,557            12,922          13,236
 7/31/93       12,448            12,587            12,968          13,264
 8/31/93       12,611            12,753            13,138          13,425
 9/30/93       12,651            12,784            13,180          13,473
10/31/93       12,658            12,769            13,187          13,503
11/30/93       12,628            12,738            13,155          13,479
12/31/93       12,682            12,784            13,211          13,535
 1/31/94       12,805            12,890            13,340          13,649
 2/28/94       12,678            12,753            13,207          13,513
 3/31/94       12,503            12,572            13,025          13,390
 4/30/94       12,410            12,466            12,929          13,312
 5/31/94       12,402            12,451            12,921          13,330
 6/30/94       12,401            12,436            12,920          13,358
 7/31/94       12,544            12,572            13,069          13,500
 8/31/94       12,576            12,587            13,102          13,548
 9/30/94       12,498            12,496            13,021          13,478
10/31/94       12,504            12,496            13,027          13,496
11/30/94       12,438            12,421            12,958          13,425
12/31/94       12,453            12,421            12,973          13,461
 1/31/95       12,636            12,587            13,165          13,665
 2/28/95       12,860            12,814            13,397          13,899
 3/31/95       12,948            12,890            13,489          13,982
 4/30/95       13,076            12,995            13,623          14,126
 5/31/95       13,395            13,313            13,955          14,457
 6/30/95       13,469            13,374            14,032          14,544
 7/31/95       13,503            13,389            14,067          14,582
 8/31/95       13,595            13,464            14,163          14,683
 9/30/95       13,671            13,540            14,242          14,766
10/31/95       13,785            13,631            14,362          14,911
11/30/95       13,925            13,767            14,507          15,070
12/31/95       14,037            13,858            14,623          15,204
 1/31/96       14,148            13,964            14,739          15,340
 2/29/96       14,055            13,858            14,642          15,235
 3/31/96       13,994            13,782            14,579          15,192
 4/30/96       13,977            13,752            14,562          15,176
 5/31/96       13,989            13,752            14,574          15,186
 6/30/96       14,086            13,843            14,675          15,317
 7/31/96       14,140            13,888            14,731          15,372
 8/31/96       14,156            13,888            14,748          15,409
 9/30/96       14,288            14,009            14,885          15,578
10/31/96       14,455            14,160            15,059          15,794
11/30/96       14,580            14,266            15,189          15,947
12/31/96       14,555            14,236            15,163          15,907
 1/31/97       14,605            14,266            15,215          15,978
 2/28/97       14,625            14,281            15,236          16,005
 3/31/97       14,549            14,191            15,157          15,968
 4/30/97       14,696            14,327            15,311          16,121
 5/31/97       14,794            14,402            15,412          16,239
 6/30/97       14,903            14,493            15,526          16,366
 7/31/97       15,165            14,750            15,798          16,606
 8/31/97       15,103            14,675            15,734          16,583
 9/30/97       15,266            14,811            15,906          16,737
10/31/97       15,414            14,947            16,061          16,887
11/30/97       15,432            14,962            16,082          16,920
12/31/97       15,545            15,053            16,200          17,046
 1/31/98       15,739            15,234            16,404          17,245
 2/28/98       15,716            15,204            16,366          17,242
 3/31/98       15,754            15,219            16,423          17,309
 4/30/98       15,825            15,280            16,498          17,391
 5/31/98       15,927            15,371            16,606          17,497
 6/30/98       16,019            15,446            16,702          17,598
 7/31/98       16,066            15,477            16,753          17,676
 8/31/98       16,321            15,719            17,021          17,933
 9/30/98       16,609            15,976            17,322          18,254
10/31/98       16,618            15,976            17,337          18,313
11/30/98       16,610            15,961            17,331          18,288
12/31/98       16,653            15,976            17,377          18,355
 1/31/99       16,716            16,037            17,445          18,448
 2/28/99       16,579            15,900            17,303          18,281
 3/31/99       16,701            15,994            17,431          18,431
 4/30/99       16,727            16,011            17,443          18,492
 5/31/99       16,643            15,925            17,373          18,420
 6/30/99       16,687            15,941            17,420          18,473
 7/31/99       16,710            15,953            17,446          18,493
 8/31/99       16,745            15,974            17,467          18,530
 9/30/99       16,853            16,081            17,599          18,680
10/31/99       16,866            16,081            17,613          18,724
11/30/99       16,902            16,088            17,652          18,754
12/31/99       16,880            16,066            17,631          18,757
 1/31/00       16,863            16,031            17,614          18,715
 2/29/00       16,983            16,146            17,741          18,848
 3/31/00       17,108            16,258            17,890          18,995
 4/30/00       17,115            16,240            17,883          19,009
 5/31/00       17,162            16,289            17,933          19,064
 6/30/00       17,378            16,484            18,162          19,316
 7/31/00       17,477            16,568            18,268          19,453

Average Annual Total Return

As of                 Inception           1           5           10
July 31, 2000           Date             Year        Year        Year

Class A Shares*         2/1/89           0.40%       4.45%       5.74%
Class B Shares**       1/21/99 2        (1.08%)      4.01%       5.18%
Trust Shares            9/2/97 2         4.71%       5.36%       6.21%

 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/90 to 7/31/00 in the indicated share class versus a similar in-vestment in the Fund's benchmark, and represents the reinvestment of divi-dends and capital gains in the Fund.

 The performance of the AmSouth Limited Term Bond Fund is measured against the Merrill Lynch 1-5-Year Government/Corporate Bond Index, an unmanaged in-dex generally representative of the total return of short-term government and corporate bonds. The index does not reflect the deduction of fees asso-ciated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
 /2/Performance for the Class B and Trust Shares, which commenced operations on 1/21/99 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge
    (CDSC).


 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Government Income Fund



Portfolio Manager

John P. Boston, CFA
Senior Vice President
AmSouth Bank

John manages the AmSouth Limited
Term Bond Fund and the AmSouth
Government Income Fund and co-
manages the AmSouth Bond Fund. He
has more than 10 years of
experience as a fixed-income
manager. He holds a bachelor's
degree in finance and political
science and is a Chartered
Financial Analyst.


                        PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Government Income Fund is more suitable for investors who seek income but also demand the safety of U.S. government securities. Although we attempt to consistently generate a high level of income, investors should be aware that yields and principal values vary and that the Fund is not guaranteed by the U.S. government."


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the AmSouth Government Income Fund produced a total return of 5.55% (Class A Shares at NAV). In comparison, the Lehman Brothers Mortgage Index rose 6.43%, while the Lipper U.S. Mortgage Fund Index/1/ gained 5.58%.

Q. What factors affected your performance?

A. The Fed raised short-term interest rates six times since June 1999. This was not good news for securities at the short end of the yield curve. However, while the Fed controls short-term interest rates, the bond market determines the direction of intermediate- and long-term rates. During the last 12 months, Treasury securities actually rose in value--with prices stimulated by the gov-ernment announcement that it would be buying back large quantities of long-term bonds, and investors' perceptions that the Fed was taking appropriate measures to control inflation. Because the Fund owned a significant portion of such se-curities, we benefited from these circumstances.

The Fund's relative performance also was enhanced by the fact that we had only a modest portion of our portfolio invested in bonds issued by Government Spon-sored Enterprises (GSEs). During the period, adverse congressional pronounce-ments that the federal government should consider removing its backing of GSEs hurt that particular class of securities. With our underweighting in GSEs, we were less adversely affected than many of our peers.

As of July 31, 2000, the Fund's average maturity was 8.44 years, and its aver-age credit quality was AAA (government-quality portfolio). Approximately 56.6% of the Fund's net assets were invested in government agency securities, 39% in U.S. Treasuries, 17.6% in mortgage-backed securities and the remainder in cash.++

Q. What is your outlook for the next six to 12 months?

A. We ended the period with a good bond rally; most investors are anticipating that the Fed is nearly done raising rates. We would not be surprised to see one more rate hike, but we believe that should be about all for this year. The Fed would like to slow the economy down gently, and most of the data we are seeing right now points to slower economic growth. Rates might drift lower as the year comes to a close, but we are not making any big bets in that direction. As far as portfolio allocation, we will continue to buy "spread products"--mortgage-backed and agency securities.

/1/The Lipper U.S. Mortgage Fund Index is a managed index, which consists of funds that invest at least 65% of their assets in mortgages/securities is-sued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

++ The Fund's portfolio composition is subject to change.

                                                AmSouth Government Income Fund

Value of a $10,000 Investment

                                    [GRAPH]
                   AmSouth           AmSouth          AmSouth
                 Government        Government       Government
                Income Fund       Income Fund      Income Fund   Lehman Brothers
              (Class A Shares)* (Class B Shares)**(Trust Shares)  Mortgage Index
 10/1/93             9,597            10,000           10,000          10,000
10/31/93             9,573             9,958            9,975          10,029
11/30/93             9,549             9,930            9,950          10,009
12/31/93             9,598             9,972           10,001          10,090
 1/31/94             9,656            10,028           10,061          10,190
 2/28/94             9,597             9,958           10,000          10,119
 3/31/94             9,460             9,804            9,858           9,855
 4/30/94             9,411             9,748            9,806           9,783
 5/31/94             9,431             9,762            9,827           9,822
 6/30/94             9,461             9,776            9,858           9,800
 7/31/94             9,572             9,888            9,973           9,996
 8/31/94             9,603             9,916           10,005          10,028
 9/30/94             9,552             9,846            9,952           9,886
10/31/94             9,552             9,846            9,952           9,880
11/30/94             9,511             9,790            9,909           9,849
12/31/94             9,562             9,832            9,962           9,928
 1/31/95             9,720             9,986           10,125          10,140
 2/28/95             9,904            10,168           10,318          10,399
 3/31/95             9,926            10,182           10,340          10,448
 4/30/95            10,027            10,280           10,445          10,596
 5/31/95            10,309            10,559           10,737          10,930
 6/30/95            10,376            10,615           10,807          10,992
 7/31/95            10,379            10,615           10,810          11,011
 8/31/95            10,476            10,699           10,911          11,125
 9/30/95            10,558            10,783           10,996          11,223
10/31/95            10,672            10,881           11,114          11,323
11/30/95            10,807            11,021           11,255          11,452
12/31/95            10,936            11,133           11,388          11,595
 1/31/96            11,000            11,189           11,454          11,682
 2/29/96            10,864            11,049           11,314          11,586
 3/31/96            10,820            10,993           11,269          11,544
 4/30/96            10,767            10,923           11,213          11,511
 5/31/96            10,739            10,895           11,183          11,478
 6/30/96            10,847            10,993           11,295          11,636
 7/31/96            10,888            11,021           11,337          11,680
 8/31/96            10,909            11,035           11,359          11,680
 9/30/96            11,072            11,189           11,529          11,875
10/31/96            11,308            11,427           11,774          12,107
11/30/96            11,494            11,594           11,968          12,280
12/31/96            11,381            11,483           11,850          12,217
 1/31/97            11,428            11,510           11,899          12,307
 2/28/97            11,446            11,524           11,917          12,348
 3/31/97            11,339            11,399           11,806          12,232
 4/30/97            11,494            11,552           11,968          12,426
 5/31/97            11,598            11,650           12,075          12,548
 6/30/97            11,737            11,776           12,221          12,695
 7/31/97            12,001            12,028           12,495          12,933
 8/31/97            11,937            11,958           12,429          12,902
 9/30/97            12,103            12,112           12,603          13,066
10/31/97            12,252            12,252           12,760          13,211
11/30/97            12,309            12,308           12,820          13,255
12/31/97            12,445            12,434           12,963          13,375
 1/31/98            12,580            12,559           13,105          13,508
 2/28/98            12,600            12,559           13,127          13,536
 3/31/98            12,643            12,601           13,173          13,593
 4/30/98            12,691            12,629           13,223          13,670
 5/31/98            12,787            12,727           13,325          13,761
 6/30/98            12,861            12,783           13,390          13,827
 7/31/98            12,910            12,825           13,442          13,897
 8/31/98            13,056            12,965           13,609          14,024
 9/30/98            13,273            13,161           13,823          14,193
10/31/98            13,253            13,133           13,803          14,175
11/30/98            13,314            13,189           13,882          14,246
12/31/98            13,334            13,203           13,904          14,307
 1/31/99            13,417            13,273           13,978          14,409
 2/28/99            13,284            13,133           13,854          14,351
 3/31/99            13,343            13,175           13,917          14,447
 4/30/99            13,400            13,217           13,978          14,514
 5/31/99            13,334            13,147           13,910          14,432
 6/30/99            13,291            13,091           13,866          14,382
 7/31/99            13,248            13,049           13,807          14,284
 8/31/99            13,226            13,007           13,815          14,284
 9/30/99            13,381            13,147           13,964          14,515
10/31/99            13,436            13,203           14,022          14,600
11/30/99            13,454            13,203           14,042          14,607
12/31/99            13,418            13,161           14,006          14,572
 1/31/00            13,389            13,119           13,976          14,445
 2/29/00            13,527            13,245           14,121          14,613
 3/31/00            13,716            13,413           14,320          14,772
 4/30/00            13,664            13,368           14,268          14,782
 5/31/00            13,655            13,335           14,261          14,790
 6/30/00            13,877            13,558           14,494          15,106
 7/31/00            13,983            13,654           14,623          15,203





Average Annual Total Return
As of                 Inception           1            5         Since
July 31, 2000           Date             Year        Year      Inception
Class A Shares*        10/1/93           1.34%       5.28%       5.03%
Class B Shares**       3/13/00 2        (0.36%)      4.83%       4.67%
Trust Shares            9/2/97 2         5.91%       6.23%       5.72%
 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The Class B contingent deferred sales charge (CDSC) is not included in the above graph. Since the performance is for more than six years and the CDSC would no longer apply.

 The chart above represents a comparison of a hypothetical $10,000 investment from 10/1/93 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Government Income Fund is measured against the Lehman Brothers Mortgage Index, an unmanaged index generally representative of the mortgage bond market as a whole. The index does not reflect the deduc-tion of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the pe-riod shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, perfor-mance quoted would have been lower.

 /2/Performance for the Class B and Trust Shares, which commenced operations on 3/13/00 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge
    (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Limited Term U.S. Government Fund



Portfolio Manager

John Mark McKenzie
Senior Vice President
AmSouth Bank

John Mark has more than 14 years of
investment management experience.
In addition to managing the AmSouth
Limited Term U.S. Government Fund,
he manages four of the AmSouth
Money Market Funds: U.S.Treasury,
Treasury Reserve, Prime, and
Institutional Prime Obligations. He
holds bachelors' degrees in banking
and finance, and earned a law
degree from the University of
Mississippi School of Law.

                        PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Limited Term U.S. Government Fund seeks to provide current income from high-grade securities while limiting share price fluctuations. We minimize share price movements by investing in securities with short maturities. While we generally track the Merrill Lynch I--5-Year Government Bond Index, we seek to outperform it through an occasional contrarian stance to prevailing market sentiment."


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the AmSouth Limited Term U.S. Govern-ment Fund produced a total return of 4.13% (Class A Shares at NAV). In compari-son, the Merrill Lynch 1-5-Year Government Bond Index gained 5.20%.

Q. What factors affected your performance?

A. The Fed raised short-term interest rates six times since June 1999. This was not good news for the prices of securities at the short end of the yield curve, where the Fund generally operates (when interest rates go up, bond prices go down).

However, the primary consideration of this Fund, in response to the needs of our shareholders, is to generate high current income (while not taking exces-sive risks). To that end, we have benefited from being able to reinvest the funds from maturing bonds into new securities with higher yields.

As of July 31, 2000, the Fund's average maturity was 2.38 years, and its aver-age credit quality was AAA (government-quality portfolio). Approximately 59.6% of the Fund net assets were invested in government agency securities, 36% in U.S. Treasuries and the remainder in cash equivalents.++

Q. What is your outlook for the next six to 12 months?

A. We ended the period with a good bond rally; most investors are anticipating that the Fed is nearly done raising rates. We would not be surprised to see one more rate hike, but we believe that should be about all for this year. The Fed would like to slow the economy down gently, and most of the data we are seeing right now points to slower economic growth. Rates might drift lower as the year comes to a close, but we are not making any big bets in that direction. As far as portfolio allocation, we will continue to buy "spread products"--agency and mortgage-backed securities--whenever it is feasible, and appropriate to meet the Fund's objectives.

++The Fund's portfolio composition is subject to change.

                                     AmSouth Limited Term U.S. Government Fund

Value of a $10,000 Investment

                                    [GRAPH]

            AmSouth           AmSouth           AmSouth
          Limited Term      Limited Term      Limited Term    Merrill Lynch
         U.S. Government   U.S. Government   U.S. Government    1-5 Year
              Fund              Fund              Fund         Government
         (Class A Shares)* (Class B Shares)  (Trust Shares)    Bond Index

 7/31/90        9,595            10,000         10,000           10,000
 8/31/90        9,538             9,941          9,940           10,060
 9/30/90        9,610            10,000         10,015           10,148
10/31/90        9,725            10,118         10,136           10,272
11/30/90        9,884            10,280         10,301           10,395
12/31/90       10,014            10,398         10,437           10,530
 1/31/91       10,101            10,486         10,527           10,630
 2/28/91       10,145            10,515         10,572           10,692
 3/31/91       10,173            10,545         10,602           10,757
 4/30/91       10,275            10,633         10,708           10,866
 5/31/91       10,318            10,677         10,753           10,935
 6/30/91       10,303            10,648         10,738           10,960
 7/31/91       10,419            10,751         10,858           11,071
 8/31/91       10,621            10,957         11,069           11,251
 9/30/91       10,795            11,134         11,250           11,402
10/31/91       10,925            11,252         11,386           11,533
11/30/91       11,040            11,370         11,506           11,666
12/31/91       11,286            11,605         11,762           11,884
 1/31/92       11,156            11,458         11,627           11,826
 2/29/92       11,185            11,487         11,657           11,861
 3/31/92       11,127            11,414         11,596           11,834
 4/30/92       11,228            11,502         11,702           11,950
 5/31/92       11,387            11,664         11,867           12,092
 6/30/92       11,532            11,797         12,018           12,248
 7/31/92       11,720            11,988         12,214           12,432
 8/31/92       11,850            12,106         12,349           12,562
 9/30/92       12,023            12,268         12,530           12,712
10/31/92       11,835            12,077         12,334           12,590
11/30/92       11,749            11,973         12,244           12,544
12/31/92       11,908            12,121         12,410           12,683
 1/31/93       12,139            12,342         12,651           12,876
 2/28/93       12,327            12,533         12,846           13,032
 3/31/93       12,355            12,548         12,877           13,079
 4/30/93       12,457            12,636         12,982           13,178
 5/31/93       12,399            12,577         12,922           13,139
 6/30/93       12,529            12,695         13,057           13,273
 7/31/93       12,543            12,695         13,072           13,299
 8/31/93       12,688            12,828         13,223           13,460
 9/30/93       12,731            12,872         13,268           13,509
10/31/93       12,746            12,872         13,283           13,534
11/30/93       12,702            12,813         13,238           13,510
12/31/93       12,746            12,842         13,283           13,563
 1/31/94       12,832            12,931         13,373           13,673
 2/28/94       12,702            12,784         13,238           13,537
 3/31/94       12,587            12,651         13,117           13,415
 4/30/94       12,514            12,577         13,042           13,338
 5/31/94       12,514            12,563         13,042           13,355
 6/30/94       12,529            12,563         13,057           13,380
 7/31/94       12,645            12,666         13,178           13,520
 8/31/94       12,673            12,695         13,208           13,567
 9/30/94       12,616            12,622         13,148           13,496
10/31/94       12,630            12,622         13,163           13,514
11/30/94       12,587            12,577         13,117           13,442
12/31/94       12,616            12,592         13,148           13,476
 1/31/95       12,760            12,725         13,298           13,682
 2/28/95       12,948            12,901         13,494           13,915
 3/31/95       13,020            12,960         13,569           13,994
 4/30/95       13,136            13,063         13,690           14,137
 5/31/95       13,382            13,299         13,946           14,463
 6/30/95       13,454            13,358         14,021           14,549
 7/31/95       13,454            13,343         14,021           14,586
 8/31/95       13,540            13,417         14,111           14,687
 9/30/95       13,613            13,490         14,187           14,769
10/31/95       13,743            13,608         14,322           14,913
11/30/95       13,873            13,726         14,458           15,069
12/31/95       13,988            13,829         14,578           15,200
 1/31/96       14,075            13,903         14,669           15,335
 2/29/96       13,945            13,756         14,533           15,231
 3/31/96       13,873            13,667         14,458           15,187
 4/30/96       13,829            13,623         14,413           15,172
 5/31/96       13,829            13,608         14,413           15,182
 6/30/96       13,931            13,697         14,518           15,312
 7/31/96       13,974            13,726         14,563           15,365
 8/31/96       13,974            13,711         14,563           15,402
 9/30/96       14,104            13,829         14,699           15,568
10/31/96       14,277            13,991         14,880           15,780
11/30/96       14,422            14,124         15,030           15,930
12/31/96       14,364            14,050         14,970           15,890
 1/31/97       14,422            14,094         15,030           15,962
 2/28/97       14,451            14,109         15,060           15,989
 3/31/97       14,396            14,050         15,003           15,950
 4/30/97       14,509            14,153         15,121           16,102
 5/31/97       14,594            14,212         15,209           16,218
 6/30/97       14,692            14,300         15,311           16,343
 7/31/97       14,889            14,477         15,516           16,576
 8/31/97       14,843            14,433         15,469           16,557
 9/30/97       14,982            14,566         15,614           16,707
10/31/97       15,109            14,669         15,746           16,859
11/30/97       15,134            14,698         15,772           16,895
12/31/97       15,252            14,801         15,895           17,023
 1/31/98       15,411            14,934         16,060           17,221
 2/28/98       15,413            14,934         16,063           17,217
 3/31/98       15,451            14,975         16,103           17,283
 4/30/98       15,518            15,012         16,172           17,364
 5/31/98       15,602            15,080         16,260           17,466
 6/30/98       15,669            15,147         16,330           17,567
 7/31/98       15,722            15,184         16,385           17,645
 8/31/98       15,946            15,388         16,619           17,920
 9/30/98       16,232            15,650         16,916           18,239
10/31/98       16,237            15,642         16,922           18,312
11/30/98       16,225            15,618         16,909           18,266
12/31/98       16,272            15,649         16,950           18,330
 1/31/99       16,340            15,703         17,021           18,416
 2/28/99       16,195            15,554         16,870           18,249
 3/31/99       16,296            15,639         16,974           18,386
 4/30/99       16,345            15,675         17,026           18,443
 5/31/99       16,283            15,605         16,962           18,380
 6/30/99       16,284            15,594         16,962           18,433
 7/31/99       16,287            15,586         16,965           18,463
 8/31/99       16,306            15,593         16,985           18,509
 9/30/99       16,425            15,696         17,109           18,649
10/31/99       16,445            15,703         17,130           18,690
11/30/99       16,461            15,708         17,147           18,719
12/31/99       16,448            15,684         17,133           18,717
 1/31/00       16,417            15,628         17,084           18,677
 2/29/00       16,517            15,712         17,188           18,808
 3/31/00       16,628            15,812         17,323           18,955
 4/30/00       16,621            15,811         17,317           18,985
 5/31/00       16,674            15,835         17,358           19,053
 6/30/00       16,866            16,008         17,578           19,295
 7/31/00       16,960            16,102         17,677           19,423

Average Annual Total Return

As of                 Inception           1            5        Since
July 31, 2000           Date             Year        Year     Inception

Class A Shares*        2/28/97 1        (0.08%)      3.88%      5.42%
Class B Shares**        3/3/98 2        (1.65%)      3.48%      4.88%
Trust Shares          12/14/98 2         4.20%       4.74%      5.86%


 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

The class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply

 The chart above represents a comparison of a hypothetical $10,000 investment 7/31/90 to 7/31/00 in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Limited Term U.S. Government Fund is measured against the Merrill Lynch 1-5-Year Government Bond Index, which is generally representative of the performance of government bonds in that maturity range with a rating of at least Baa. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various ex-penses. Had these waivers and/or reimbursements not been in effect, perfor-mance quoted would have been lower.

 The quoted returns reflect the performance from 2/28/97 to 3/12/00 of the ISG Limited Term U.S. Government Fund, an open-end investment company that was the predecessor fund to the AmSouth Limited Term U.S. Government Fund.

 /1/The ISG Limited Term U.S. Government Fund commenced operations on
    2/28/97, through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods dating back to 7/31/90, and prior to the mutual fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not reg-istered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commin-gled accounts' performance may have been adversely affected.
 /2/Performance for the Class B and Trust Shares, which commenced operations on 3/3/98 and 12/14/98, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge
    (CDSC).


Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Municipal Bond Fund+



Portfolio Manager

Dorothy E. Thomas, CFA
Senior Vice President
AmSouth Bank

Dorothy has a more than 16 years of
experience as an investment
portfolio manager. She holds a B.A.
in economics and an M.B.A. She also
serves as manager of tax-exempt,
fixed-income investments.

                        PORTFOLIO MANAGER'S PERSPECTIVE

"With the AmSouth Municipal Bond Fund, we concentrate on high-quality municipal bonds--those in the top three rating classes, or of comparable quality. As with other AmSouth bond funds, we strive to achieve strong returns by taking advantage of anticipated changes in interest rates."


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the Fund produced a total return of 3.62% (Class A Shares at NAV). In comparison, the Merrill Lynch 3-7-Year Munic-ipal Bond Index and the Merrill Lynch 1-12-Year Municipal Bond Index rose 4.21% and 4.89%, respectively, while the Lipper Intermediate Municipal Debt Index/1/ gained 3.42%.

It is also important to recognize income yield to shareholders. As of July 31, 2000, the Fund's 30-day SEC yield (Class A Shares at NAV) was 3.90%. For in-vestors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 6.09%. (Shareholders who are residents of Alabama could realize a higher taxable-equivalent yield. The yield percentage is annualized).

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of July 31, 2000, the Fund's average matu-rity was 7.18 years.++

Q. What factors affected your performance?

A. The Fed raised short-term interest rates six times since June 1999, which certainly had a negative effect on the prices of fixed-income securities. Fur-ther, the yield curve for taxable securities inverted, and shorter-term securi-ties yielded more than longer-term debt. However, the yield curve for municipal bonds flattened somewhat, but did not invert. In the muni market, short rates rose 50 to 60 basis points (0.50-0.60%), while long rates went up 25 to 30 ba-sis points (0.25-0.30%).

These moves were nothing like the dramatic move in the Treasury (taxable) mar-ket. Consequently, the best-performing segment of the muni yield curve was in the 8 to 12-year area. That was where we saw the smallest increase in yields, and the greatest stability of bond prices.

For these reasons, we concentrated our holdings in this portion of the yield curve. The most important contributors to our performance were the decision to focus on the middle part of the yield curve, and our commitment to holding higher-quality issues, which outperformed lower-rated bonds.

With the majority of our shareholders living in Alabama, we maintained a sig-nificant allocation to municipal debt securities issued in the state (44.7% as of July 31, 2000).++

Q. What is your outlook for the next six to 12 months?

A. As is customary, the muni market will continue to follow trends in the tax-able market, though muni rate activity tends to lag taxable rate moves, and is more muted. We do not believe interest rates will change significantly between now and the end of 2000, though there certainly could be some volatility in the interim.

+ The Fund's income may be subject to certain state and local taxes and, de-pending on one's tax status, the federal alternative minimum tax.

/1/The Lipper Intermediate Municipal Debt Fund Index is an index of managed funds that invest in municipal debt issues with dollar-weighted average matu-rities of five to ten years.

++The Fund's portfolio composition is subject to change.

                                                  AmSouth Municipal Bond Fund+

Value of a $10,000 Investment
                                    [GRAPH]

             AmSouth           AmSouth           AmSouth     Merrill Lynch
             Municipal         Municipal         Municipal     3-7-Year
             Bond Fund         Bond Fund         Bond Fund    Municipal
          (Class A Shares)* (Class B Shares)  (Trust Shares)  Bond Index

 7/31/90        9,606           10,000            10,000         10,000
 8/31/90        9,549            9,927             9,941          9,890
 9/30/90        9,549            9,927             9,941          9,923
10/31/90        9,690           10,058            10,088         10,146
11/30/90        9,873           10,248            10,279         10,371
12/31/90        9,930           10,292            10,337         10,376
 1/31/91       10,014           10,379            10,425         10,590
 2/28/91       10,141           10,496            10,557         10,681
 3/31/91       10,113           10,452            10,528         10,652
 4/30/91       10,197           10,539            10,616         10,836
 5/31/91       10,282           10,612            10,704         10,897
 6/30/91       10,254           10,583            10,674         10,852
 7/31/91       10,324           10,641            10,748         10,964
 8/31/91       10,465           10,773            10,894         11,146
 9/30/91       10,563           10,875            10,997         11,254
10/31/91       10,690           10,991            11,129         11,332
11/30/91       10,690           10,977            11,129         11,365
12/31/91       10,901           11,195            11,349         11,546
 1/31/92       10,915           11,195            11,364         11,644
 2/29/92       10,873           11,137            11,320         11,598
 3/31/92       10,845           11,108            11,290         11,587
 4/30/92       10,901           11,152            11,349         11,690
 5/31/92       11,028           11,268            11,481         11,731
 6/30/92       11,197           11,443            11,657         11,949
 7/31/92       11,423           11,662            11,891         12,163
 8/31/92       11,366           11,589            11,833         12,092
 9/30/92       11,380           11,589            11,848         12,176
10/31/92       11,380           11,589            11,848         12,071
11/30/92       11,535           11,735            12,009         12,391
12/31/92       11,549           11,735            12,023         12,448
 1/31/93       11,606           11,778            12,082         12,546
 2/28/93       11,901           12,070            12,390         12,807
 3/31/93       11,803           11,968            12,287         12,787
 4/30/93       11,859           12,012            12,346         12,856
 5/31/93       11,901           12,041            12,390         12,951
 6/30/93       12,000           12,128            12,493         13,053
 7/31/93       12,042           12,172            12,537         13,027
 8/31/93       12,183           12,303            12,683         13,159
 9/30/93       12,296           12,405            12,801         13,286
10/31/93       12,324           12,420            12,830         13,359
11/30/93       12,254           12,332            12,757         13,252
12/31/93       12,423           12,493            12,933         13,442
 1/31/94       12,479           12,551            12,991         13,576
 2/28/94       12,296           12,347            12,801         13,347
 3/31/94       11,986           12,026            12,478         12,975
 4/30/94       12,028           12,055            12,522         13,059
 5/31/94       12,056           12,085            12,551         13,149
 6/30/94       12,099           12,114            12,595         13,155
 7/31/94       12,254           12,259            12,757         13,396
 8/31/94       12,282           12,274            12,786         13,408
 9/30/94       12,197           12,187            12,698         13,300
10/31/94       12,113           12,085            12,610         13,216
11/30/94       11,972           11,939            12,463         13,090
12/31/94       12,099           12,055            12,595         13,210
 1/31/95       12,197           12,143            12,698         13,296
 2/28/95       12,437           12,376            12,947         13,576
 3/31/95       12,549           12,464            13,065         13,659
 4/30/95       12,592           12,507            13,109         13,751
 5/31/95       12,817           12,711            13,343         14,062
 6/30/95       12,831           12,726            13,358         14,076
 7/31/95       12,986           12,857            13,519         14,190
 8/31/95       13,070           12,930            13,607         14,318
 9/30/95       13,085           12,945            13,622         14,316
10/31/95       13,239           13,076            13,783         14,384
11/30/95       13,310           13,134            13,856         14,583
12/31/95       13,352           13,163            13,900         14,616
 1/31/96       13,408           13,207            13,959         14,788
 2/29/96       13,451           13,251            14,003         14,761
 3/31/96       13,310           13,090            13,856         14,638
 4/30/96       13,282           13,061            13,827         14,635
 5/31/96       13,268           13,032            13,812         14,625
 6/30/96       13,352           13,105            13,900         14,685
 7/31/96       13,451           13,192            14,003         14,825
 8/31/96       13,507           13,236            14,062         14,847
 9/30/96       13,563           13,280            14,120         14,946
10/31/96       13,676           13,382            14,238         15,083
11/30/96       13,845           13,528            14,413         15,258
12/31/96       13,817           13,499            14,384         15,240
 1/31/97       13,789           13,455            14,355         15,274
 2/28/97       13,887           13,542            14,457         15,381
 3/31/97       13,732           13,382            14,296         15,227
 4/30/97       13,761           13,397            14,326         15,257
 5/31/97       13,930           13,542            14,501         15,438
 6/30/97       14,085           13,688            14,663         15,618
 7/31/97       14,347           13,936            14,936         15,884
 8/31/97       14,225           13,805            14,809         15,783
 9/30/97       14,391           13,950            14,983         15,947
10/31/97       14,445           13,994            15,040         16,006
11/30/97       14,475           14,009            15,086         16,068
12/31/97       14,671           14,184            15,292         16,228
 1/31/98       14,790           14,300            15,402         16,353
 2/28/98       14,777           14,271            15,405         16,376
 3/31/98       14,763           14,242            15,392         16,401
 4/30/98       14,680           14,155            15,307         16,334
 5/31/98       14,904           14,359            15,541         16,544
 6/30/98       14,941           14,388            15,581         16,587
 7/31/98       14,964           14,402            15,606         16,646
 8/31/98       15,217           14,636            15,856         16,885
 9/30/98       15,389           14,781            16,051         17,044
10/31/98       15,397           14,781            16,046         17,079
11/30/98       15,414           14,781            16,065         17,099
12/31/98       15,466           14,825            16,121         17,193
 1/31/99       15,678           15,015            16,343         17,396
 2/28/99       15,556           14,876            16,217         17,336
 3/31/99       15,525           14,852            16,186         17,349
 4/30/99       15,574           14,874            16,239         17,407
 5/31/99       15,452           14,750            16,112         17,338
 6/30/99       15,181           14,497            15,847         17,142
 7/31/99       15,309           14,596            15,965         17,284
 8/31/99       15,256           14,541            15,927         17,289
 9/30/99       15,277           14,536            15,935         17,284
10/31/99       15,156           14,414            15,810         17,246
11/30/99       15,275           14,530            15,952         17,353
12/31/99       15,208           14,439            15,867         17,307
 1/31/00       15,123           14,355            15,779         17,276
 2/29/00       15,242           14,458            15,905         17,347
 3/31/00       15,462           14,652            16,137         17,512
 4/30/00       15,353           14,555            16,041         17,461
 5/31/00       15,291           14,472            15,962         17,457
 6/30/00       15,649           14,819            16,355         17,807
 7/31/00       15,863           14,998            16,580         18,014

          Merrill Lynch
            1-12-Year
            Municipal
            Bond Index
 7/31/90     10,000
 8/31/90      9,845
 9/30/90      9,856
10/31/90     10,080
11/30/90     10,306
12/31/90     10,336
 1/31/91     10,510
 2/28/91     10,577
 3/31/91     10,581
 4/30/91     10,746
 5/31/91     10,812
 6/30/91     10,763
 7/31/91     10,909
 8/31/91     11,106
 9/30/91     11,198
10/31/91     11,290
11/30/91     11,305
12/31/91     11,477
 1/31/92     11,537
 2/29/92     11,469
 3/31/92     11,473
 4/30/92     11,583
 5/31/92     11,623
 6/30/92     11,872
 7/31/92     12,168
 8/31/92     12,033
 9/30/92     12,112
10/31/92     11,973
11/30/92     12,264
12/31/92     12,350
 1/31/93     12,489
 2/28/93     12,806
 3/31/93     12,744
 4/30/93     12,856
 5/31/93     12,892
 6/30/93     13,045
 7/31/93     13,042
 8/31/93     13,236
 9/30/93     13,339
10/31/93     13,443
11/30/93     13,324
12/31/93     13,534
 1/31/94     13,669
 2/28/94     13,366
 3/31/94     13,010
 4/30/94     13,065
 5/31/94     13,125
 6/30/94     13,113
 7/31/94     13,393
 8/31/94     13,427
 9/30/94     13,275
10/31/94     13,186
11/30/94     13,020
12/31/94     13,190
 1/31/95     13,385
 2/28/95     13,742
 3/31/95     13,810
 4/30/95     13,864
 5/31/95     14,262
 6/30/95     14,235
 7/31/95     14,344
 8/31/95     14,495
 9/30/95     14,509
10/31/95     14,629
11/30/95     14,873
12/31/95     14,956
 1/31/96     15,138
 2/29/96     14,994
 3/31/96     14,983
 4/30/96     14,984
 5/31/96     14,986
 6/30/96     15,072
 7/31/96     15,215
 8/31/96     15,228
 9/30/96     15,365
10/31/96     15,512
11/30/96     15,708
12/31/96     15,687
 1/31/97     15,736
 2/28/97     15,846
 3/31/97     15,680
 4/30/97     15,744
 5/31/97     15,968
 6/30/97     16,131
 7/31/97     16,490
 8/31/97     16,356
 9/30/97     16,541
10/31/97     16,608
11/30/97     16,676
12/31/97     16,894
 1/31/98     17,035
 2/28/98     17,063
 3/31/98     17,086
 4/30/98     17,007
 5/31/98     17,255
 6/30/98     17,302
 7/31/98     17,357
 8/31/98     17,624
 9/30/98     17,814
10/31/98     17,837
11/30/98     17,863
12/31/98     17,953
 1/31/99     18,201
 2/28/99     18,093
 3/31/99     18,078
 4/30/99     18,129
 5/31/99     18,029
 6/30/99     17,771
 7/31/99     17,924
 8/31/99     17,904
 9/30/99     17,929
10/31/99     17,832
11/30/99     17,994
12/31/99     17,951
 1/31/00     17,889
 2/29/00     18,019
 3/31/00     18,250
 4/30/00     18,183
 5/31/00     18,132
 6/30/00     18,554
 7/31/00     18,803

Average Annual Total Return

As of                 Inception           1          5           10
July 31, 2000           Date             Year       Year        Year

Class A Shares*         7/1/97 2        (0.51%)    3.25%        4.72%
Class B Shares**        2/3/99 3        (2.19%)    2.77%        4.14%
Trust Shares            9/2/97 3         3.85%     4.17%        5.19%

 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.


 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/90 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Municipal Bond Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index and the Merrill Lynch 1-12-Year Municipal Bond Index which are unmanaged indices that are generally represen-tative of municipal bonds with intermediate maturities. The indices do not reflect the deduction of fees associated with a mutual fund, such as invest-ment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 /2/The quoted performance of the AmSouth Municipal Bond Fund ("Mutual Fund") includes performance of common and collective trust fund ("Commingled") accounts advised by AmSouth Bank for periods dating back to 7/31/90 for the Municipal Bond Fund and prior to the Mutual Fund's commencement of operations on 7/1/97, as adjusted to reflect the expenses associated with the Mutual Funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled accounts' per-formance may have been adversely affected.

 /3/Performance for the Class B and Trust Shares, which commenced operations on 2/3/99 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge
    (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Florida Tax-Exempt Fund+



Portfolio Manager

Dorothy E. Thomas, CFA
Senior Vice President
AmSouth Bank

Dorothy has more than 16 years of
experience as an investment
portfolio manager. She holds a B.A.
in economics and an M.B.A. She also
serves as manager of tax-exempt,
fixed-income investments.

                        PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Florida Tax-Exempt Fund has a portfolio of high quality issues in a fast-growing state with a strong economic base. Interest on the bonds is exempt from both Federal income tax and the Florida intangible tax. This portfolio is managed to benefit from expect interest rate moves."


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the Fund produced a total return of 3.99% (Class A Shares at NAV). In comparison, the Merrill Lynch 3-7-Year Mu-nicipal Bond Index and the Merrill Lynch 1-12-Year Municipal Bond Index rose 4.21% and 4.89%, respectively.

It is also important to recognize income yield to shareholders. As of July 31, 2000, the Fund's 30-day SEC yield (Class A Shares at NAV) was 3.84%. For in-vestors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 6.00%. (Shareholders who are residents of Florida could realize a higher taxable-equivalent yield. The yield percentage is annualized).

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of July 31, 2000, the Fund's average matu-rity was 7.55 years.++

Q. What factors affected your performance?

A. The Fed raised short-term interest rates six times since June 1999, which certainly had a negative effect on the prices of fixed-income securities. Fur-ther, the yield curve for taxable securities inverted, and shorter-term securi-ties yielded more than longer-term debt. However, the yield curve for municipal bonds flattened somewhat, but did not invert. In the muni market, short rates rose 50 to 60 basis points (0.50-0.60%), while long rates went up 25 to 30 ba-sis points (0.25-0.30%).

These moves were nothing like the dramatic move in the Treasury (taxable) market. Consequently, the best-performing segment of the muni yield curve was in the 8 to 12-year area. That was where we saw the smallest increase in yields, and greatest stability of bond prices. For these reasons, we concen-trated our holdings in this portion of the yield curve. The most important con-tributors to our performance were the decision to focus on the middle part of the yield curve, and our commitment to holding higher-quality issues, which outperformed lower-rated bonds.

The Florida municipal market has numerous high-quality issuers, as would be expected in a large state that has both above-average growth and a strong economic base. However, yields are generally lower than yields on comparably rated bonds of other states, a phenomenon that became even more pronounced in the past year as new issuance slowed, while demand for Florida bonds did not abate.

We maintained almost all of our portfolio in municipal debt securities is-sued in the state of Florida (97.1% of net assets) as of July 31, 2000.++

Q. What is your outlook for the next six to 12 months?

A. As is customary, the muni market will continue to follow trends in the tax-able market, though muni rate activity tends to lag taxable rate moves, and is more muted. We do not believe interest rates will change significantly between now and the end of 2000, though there certainly could be some volatility in the interim.

 + Regional funds may be subject to additional risk, since the issues they in-vest in are located in one geographical location. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

 ++The Fund's portfolio composition is subject to change.

                                              AmSouth Florida Tax-Exempt Fund+

Value of a $10,000 Investment

                                    [GRAPH]

                        AmSouth           AmSouth           AmSouth
                        Florida           Florida           Florida
                     Tax-Exempt Fund   Tax-Exempt Fund   Tax-Exempt Fund
                    (Class A Shares)* (Class B Shares)** (Trust Shares)

 9/30/94                   9,597           10,000             10,000
10/31/94                   9,530            9,918              9,930
11/30/94                   9,414            9,790              9,809
12/31/94                   9,497            9,860              9,896
 1/31/95                   9,633           10,000             10,038
 2/28/95                   9,841           10,210             10,254
 3/31/95                   9,915           10,269             10,331
 4/30/95                   9,950           10,304             10,368
 5/31/95                  10,142           10,491             10,568
 6/30/95                  10,149           10,491             10,575
 7/31/95                  10,223           10,561             10,652
 8/31/95                  10,288           10,619             10,720
 9/30/95                  10,304           10,619             10,737
10/31/95                  10,390           10,701             10,827
11/30/95                  10,476           10,783             10,916
12/31/95                  10,545           10,841             10,988
 1/31/96                  10,637           10,935             11,084
 2/29/96                  10,627           10,911             11,073
 3/31/96                  10,512           10,783             10,953
 4/30/96                  10,518           10,783             10,960
 5/31/96                  10,515           10,771             10,956
 6/30/96                  10,553           10,806             10,997
 7/31/96                  10,655           10,900             11,102
 8/31/96                  10,655           10,888             11,102
 9/30/96                  10,722           10,946             11,172
10/31/96                  10,804           11,016             11,257
11/30/96                  10,938           11,145             11,398
12/31/96                  10,925           11,121             11,384
 1/31/97                  10,943           11,133             11,402
 2/28/97                  11,020           11,203             11,483
 3/31/97                  10,910           11,086             11,368
 4/30/97                  10,944           11,110             11,403
 5/31/97                  11,069           11,227             11,534
 6/30/97                  11,163           11,308             11,631
 7/31/97                  11,389           11,530             11,867
 8/31/97                  11,297           11,425             11,772
 9/30/97                  11,416           11,542             11,896
10/31/97                  11,468           11,589             11,952
11/30/97                  11,504           11,612             11,990
12/31/97                  11,640           11,741             12,145
 1/31/98                  11,722           11,811             12,220
 2/28/98                  11,725           11,811             12,236
 3/31/98                  11,736           11,811             12,237
 4/30/98                  11,673           11,741             12,172
 5/31/98                  11,858           11,916             12,365
 6/30/98                  11,876           11,928             12,397
 7/31/98                  11,897           11,939             12,420
 8/31/98                  12,083           12,114             12,604
 9/30/98                  12,204           12,231             12,731
10/31/98                  12,199           12,208             12,727
11/30/98                  12,225           12,231             12,755
12/31/98                  12,273           12,266             12,806
 1/31/99                  12,424           12,407             12,964
 2/28/99                  12,330           12,301             12,868
 3/31/99                  12,307           12,275             12,856
 4/30/99                  12,347           12,295             12,887
 5/31/99                  12,254           12,197             12,803
 6/30/99                  12,079           12,027             12,622
 7/31/99                  12,142           12,072             12,688
 8/31/99                  12,115           12,035             12,660
 9/30/99                  12,108           12,020             12,655
10/31/99                  12,053           11,946             12,586
11/30/99                  12,146           12,041             12,697
12/31/99                  12,109           11,991             12,647
 1/31/00                  12,040           11,920             12,588
 2/29/00                  12,169           12,025             12,711
 3/31/00                  12,326           12,172             12,877
 4/30/00                  12,266           12,117             12,815
 5/31/00                  12,211           12,044             12,760
 6/30/00                  12,474           12,308             13,050
 7/31/00                  12,626           12,351             13,197

                                        Merrill Lynch  Merrill Lynch
                                          3-7 Year       1-12-Year
                                           Municipal     Municipal
                                          Bond Index     Bond Index

 9/30/94                                   10,000          10,000
10/31/94                                    9,937           9,933
11/30/94                                    9,842           9,808
12/31/94                                    9,933           9,936
 1/31/95                                    9,998          10,083
 2/28/95                                   10,208          10,352
 3/31/95                                   10,270          10,403
 4/30/95                                   10,339          10,444
 5/31/95                                   10,573          10,744
 6/30/95                                   10,538          10,723
 7/31/95                                   10,670          10,806
 8/31/95                                   10,766          10,919
 9/30/95                                   10,764          10,929
10/31/95                                   10,815          11,020
11/30/95                                   10,965          11,204
12/31/95                                   10,990          11,266
 1/31/96                                   11,119          11,403
 2/29/96                                   11,099          11,295
 3/31/96                                   11,006          11,286
 4/30/96                                   11,004          11,288
 5/31/96                                   10,996          11,289
 6/30/96                                   11,042          11,354
 7/31/96                                   11,147          11,462
 8/31/96                                   11,163          11,471
 9/30/96                                   11,238          11,575
10/31/96                                   11,341          11,685
11/30/96                                   11,473          11,833
12/31/96                                   11,459          11,817
 1/31/97                                   11,484          11,854
 2/28/97                                   11,565          11,937
 3/31/97                                   11,449          11,812
 4/30/97                                   11,472          11,860
 5/31/97                                   11,608          12,028
 6/30/97                                   11,743          12,151
 7/31/97                                   11,943          12,422
 8/31/97                                   11,867          12,321
 9/30/97                                   11,990          12,460
10/31/97                                   12,035          12,511
11/30/97                                   12,082          12,562
12/31/97                                   12,202          12,726
 1/31/98                                   12,296          12,832
 2/28/98                                   12,313          12,854
 3/31/98                                   12,332          12,871
 4/30/98                                   12,281          12,811
 5/31/98                                   12,439          12,998
 6/30/98                                   12,472          13,034
 7/31/98                                   12,516          13,075
 8/31/98                                   12,696          13,276
 9/30/98                                   12,815          13,419
10/31/98                                   12,842          13,436
11/30/98                                   12,857          13,456
12/31/98                                   12,927          13,524
 1/31/99                                   13,080          13,711
 2/28/99                                   13,035          13,629
 3/31/99                                   13,045          13,618
 4/30/99                                   13,088          13,657
 5/31/99                                   13,037          13,581
 6/30/99                                   12,889          13,387
 7/31/99                                   12,996          13,502
 8/31/99                                   12,999          13,487
 9/30/99                                   12,996          13,506
10/31/99                                   12,968          13,433
11/30/99                                   13,048          13,555
12/31/99                                   13,013          13,523
 1/31/00                                   12,990          13,476
 2/29/00                                   13,043          13,573
 3/31/00                                   13,167          13,748
 4/30/00                                   13,129          13,697
 5/31/00                                   13,126          13,659
 6/30/00                                   13,389          13,977
 7/31/00                                   13,545          14,164

Average Annual Total Return

As of                 Inception    1        5        Since
July 31, 2000           Date      Year     Year    Inception

Class A Shares*        9/30/94   (0.21%)   3.47%     4.08%
Class B Shares**       3/16/99 1 (1.83%)   3.00%     3.69%
Trust Shares            9/2/97 1  4.02%    4.38%     4.87%


 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison of a hypothetical $10,000 investment from 9/30/94 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Florida Tax-Exempt Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index and the Merrill Lynch 1-12-Year Municipal Bond Index which are unmanaged indices generally representa-tive of municipal bonds with intermediate maturities. The indices do not re-flect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest di-rectly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 /1/Performance for the Class B and Trust Shares, which commenced operations on 3/16/99 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Tennessee Tax-Exempt Fund+



Portfolio Manager

Sharon Brown
Senior Vice President
AmSouth Funds

Sharon Brown manages three of the
AmSouth Funds: the Tennessee Tax-
Exempt Fund, the Limited Term
Tennessee Tax-Exempt Fund and the
Tax-Exempt Money Market Fund. She
has 22 years of investment
management experience and holds a
bachelor's degree in business
administration from the University
of Tennessee.

                        PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Tennessee Tax-Exempt Bond Fund holds a portfolio of high-quality Tennessee municipal bonds. The Fund buys only bonds rated "A" and above, while attempting to provide a steady flow of tax-free income. We hold bonds of intermediate duration in our search for higher yields. We generally extend durations slightly as interest rates drop. Average duration is 7 to 12 years."


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the Fund produced a total return of 2.82% (Class A Shares at NAV). In comparison, the Lehman Brothers Municipal 10-Year Index and the Merrill Lynch 1-12-Year Municipal Bond Index produced a to-tal return of 5.21% and 4.89%, respectively.

It is also important to recognize income yield to shareholders. As of July 31, 2000, the Fund's 30-day SEC yield (Class A Shares at NAV) was 3.90%. For in-vestors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 6.09%. (Shareholders who are residents of Tennessee could realize a higher taxable-equivalent yield. The yield percentage is annualized).

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of July 31, 2000, the Fund's average matu-rity was 8.95 years.++

Q. What factors affected your performance?

A. The Fed raised short-term interest rates six times during the period, which certainly had a negative effect on prices of fixed-income securities. However, as far as this Fund is concerned, more than the rate increases, the lack of new issues was a negative factor. The lack of supply was very apparent in the mu-nicipal market in general, but more so in Tennessee.

Therefore, despite the increase in interest rates, municipal bonds declined in value only moderately, because demand outstripped supply. Another benefit was that we never experienced the inverted yield curve that the taxable market did. When the yield curve inverts, shorter-term securities yield more than longer-term debt.

In fact, many tax-free bonds looked attractive and cheap relative to taxable securities, because the municipal bond curve remained normal, and municipal bonds experienced less volatility.

On the downside, both Standard & Poor's and Moody put the state of Tennessee on negative credit watch. Near the end of the period, S&P actually downgraded the state's rating to an AA+. Nevertheless, these actions did not have a strong negative effect, since the state has not been issuing new debt, and AA+ still is a good rating.

Among some of our favorites are the Knoxville Electric revenue bonds 5.10%, due 2024 (3.33% of the Fund's net assets). This is a recent purchase for us, which we made in anticipation of the Fed nearing the end of their credit tightening. We also like a shorter bond, Memphis 6.25%, due 2004, which we see as a defen-sive income play.++

Q. What is your outlook for the next six to 12 months?

A. Most observers believe the Fed is near the end in raising rates this cycle. Our feeling is that, until we get some definitive confirmation, we think we are going to stay in a relatively tight trading range. Once we are past the uncer-tainty, we look for rates to drop, though not significantly.

 + Regional funds may be subject to additional risk, since the issues they in-vest in are located in one geographical location. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

 ++The Fund's portfolio composition is subject to change.

                                            AmSouth Tennessee Tax-Exempt Fund+

Value of a $10,000 Investment

                                    [GRAPH]

          AmSouth          AmSouth           AmSouth       Lehman       Merrill
         Tennessee        Tennessee         Tennessee     Brothers      Lynch
         Tax Exempt       Tax Exempt        Tax Exempt    Municipal   1 to 12 Year     Merrill Lynch
           Fund              Fund              Fund       10-Year      Municipal     3-7 Year Municipal
      (Class A Shares)* (Class B Shares)  (Trust Shares)   Index      Bond Index         Bond Index
 7/31/90     9,598           10,000            10,000       10,000       10,000            10,000
 8/31/90     9,538            9,938             9,933        9,856        9,845             9,890
 9/30/90     9,527            9,926             9,906        9,858        9,856             9,923
10/31/90     9,680           10,086            10,054       10,075       10,080            10,146
11/30/90     9,870           10,284            10,243       10,281       10,306            10,371
12/31/90     9,917           10,333            10,283       10,306       10,336            10,376
 1/31/91     9,988           10,407            10,351       10,476       10,510            10,590
 2/28/91    10,142           10,567            10,499       10,566       10,577            10,681
 3/31/91    10,059           10,481            10,405       10,561       10,581            10,652
 4/30/91    10,142           10,567            10,486       10,706       10,746            10,836
 5/31/91    10,260           10,691            10,607       10,787       10,812            10,897
 6/30/91    10,189           10,617            10,513       10,775       10,763            10,852
 7/31/91    10,296           10,728            10,621       10,887       10,909            10,964
 8/31/91    10,462           10,900            10,783       11,034       11,106            11,146
 9/30/91    10,521           10,962            10,837       11,204       11,198            11,255
10/31/91    10,710           11,159            11,026       11,295       11,290            11,332
11/30/91    10,663           11,110            10,958       11,314       11,305            11,365
12/31/91    10,840           11,295            11,134       11,555       11,477            11,546
 1/31/92    10,876           11,332            11,161       11,579       11,537            11,644
 2/29/92    10,805           11,258            11,080       11,562       11,469            11,598
 3/31/92    10,781           11,233            11,053       11,544       11,473            11,587
 4/30/92    10,828           11,282            11,093       11,654       11,583            11,690
 5/31/92    11,006           11,467            11,255       11,790       11,623            11,731
 6/30/92    11,183           11,652            11,431       11,995       11,872            11,951
 7/31/92    11,479           11,961            11,727       12,388       12,168            12,165
 8/31/92    11,290           11,763            11,525       12,241       12,033            12,095
 9/30/92    11,290           11,763            11,511       12,343       12,112            12,178
10/31/92    11,160           11,628            11,363       12,217       11,973            12,074
11/30/92    11,420           11,899            11,619       12,441       12,264            12,393
12/31/92    11,432           11,911            11,633       12,585       12,350            12,450
 1/31/93    11,574           12,059            11,768       12,797       12,489            12,548
 2/28/93    11,917           12,417            12,105       13,265       12,806            12,809
 3/31/93    11,811           12,306            11,984       13,072       12,744            12,789
 4/30/93    11,953           12,454            12,119       13,196       12,856            12,859
 5/31/93    12,012           12,515            12,173       13,242       12,892            12,953
 6/30/93    12,142           12,651            12,294       13,504       13,045            13,055
 7/31/93    12,130           12,639            12,267       13,538       13,042            13,030
 8/31/93    12,367           12,885            12,497       13,818       13,236            13,162
 9/30/93    12,533           13,058            12,659       13,988       13,339            13,288
10/31/93    12,521           13,046            12,632       14,011       13,443            13,362
11/30/93    12,379           12,898            12,470       13,897       13,324            13,255
12/31/93    12,604           13,132            12,686       14,193       13,534            13,444
 1/31/94    12,698           13,231            12,780       14,367       13,669            13,578
 2/28/94    12,379           12,898            12,443       13,974       13,366            13,350
 3/31/94    11,580           12,065            11,633       13,440       13,010            12,978
 4/30/94    11,634           12,122            11,673       13,609       13,065            13,062
 5/31/94    11,714           12,205            11,741       13,696       13,125            13,151
 6/30/94    11,640           12,128            11,660       13,637       13,113            13,158
 7/31/94    11,829           12,325            11,849       13,866       13,393            13,399
 8/31/94    11,873           12,370            11,876       13,920       13,427            13,410
 9/30/94    11,711           12,202            11,700       13,732       13,275            13,302
10/31/94    11,515           11,998            11,484       13,532       13,186            13,219
11/30/94    11,305           11,779            11,269       13,276       13,020            13,091
12/31/94    11,523           12,006            11,484       13,515       13,190            13,211
 1/31/95    11,817           12,312            11,768       13,866       13,385            13,298
 2/28/95    12,106           12,614            12,038       14,258       13,742            13,577
 3/31/95    12,204           12,716            12,132       14,451       13,810            13,660
 4/30/95    12,201           12,712            12,105       14,468       13,864            13,752
 5/31/95    12,486           13,010            12,375       14,927       14,262            14,063
 6/30/95    12,358           12,876            12,240       14,834       14,235            14,077
 7/31/95    12,419           12,939            12,294       15,052       14,344            14,191
 8/31/95    12,566           13,092            12,429       15,256       14,495            14,320
 9/30/95    12,623           13,152            12,470       15,354       14,509            14,317
10/31/95    12,771           13,307            12,605       15,531       14,629            14,385
11/30/95    12,956           13,499            12,780       15,740       14,873            14,585
12/31/95    13,067           13,615            12,874       15,836       14,956            14,619
 1/31/96    13,153           13,704            12,955       15,996       15,138            14,790
 2/29/96    13,017           13,562            12,807       15,930       14,994            14,762
 3/31/96    12,806           13,343            12,591       15,732       14,983            14,639
 4/30/96    12,735           13,268            12,510       15,677       14,984            14,636
 5/31/96    12,702           13,235            12,470       15,633       14,986            14,626
 6/30/96    12,799           13,336            12,537       15,781       15,072            14,687
 7/31/96    12,884           13,424            12,618       15,933       15,215            14,811
 8/31/96    12,838           13,376            12,564       15,933       15,228            14,833
 9/30/96    12,963           13,506            12,672       16,097       15,365            14,963
10/31/96    13,103           13,652            12,794       16,300       15,512            15,100
11/30/96    13,334           13,893            13,009       16,630       15,708            15,275
12/31/96    13,248           13,803            12,915       16,555       15,687            15,257
 1/31/97    13,254           13,810            12,915       16,621       15,736            15,290
 2/28/97    13,337           13,896            12,969       16,777       15,846            15,398
 3/31/97    13,129           13,679            12,753       16,552       15,680            15,243
 4/30/97    13,188           13,741            12,794       16,674       15,744            15,274
 5/31/97    13,357           13,917            12,955       16,910       15,968            15,455
 6/30/97    13,456           14,021            13,036       17,097       16,131            15,635
 7/31/97    13,817           14,396            13,374       17,577       16,490            15,901
 8/31/97    13,658           14,230            13,212       17,407       16,356            15,800
 9/30/97    13,827           14,406            13,360       17,628       16,541            15,964
10/31/97    13,901           14,484            13,428       17,721       16,608            16,024
11/30/97    13,947           14,535            13,455       17,803       16,676            16,086
12/31/97    14,192           14,792            13,684       18,084       16,894            16,246
 1/31/98    14,333           14,942            13,806       18,285       17,035            16,371
 2/28/98    14,288           14,882            13,818       18,284       17,063            16,395
 3/31/98    14,247           14,858            13,781       18,271       17,086            16,419
 4/30/98    14,106           14,714            13,636       18,170       17,007            16,352
 5/31/98    14,360           14,982            13,872       18,479       17,255            16,562
 6/30/98    14,358           14,983            13,862       18,547       17,302            16,605
 7/31/98    14,372           15,000            13,866       18,577       17,357            16,665
 8/31/98    14,612           15,255            14,088       18,900       17,624            16,904
 9/30/98    14,780           15,433            14,241       19,181       17,814            17,063
10/31/98    14,777           15,433            14,229       19,189       17,837            17,098
11/30/98    14,786           15,446            14,229       19,247       17,863            17,118
12/31/98    14,796           15,460            14,229       19,307       17,953            17,212
 1/31/99    14,982           15,641            14,400       19,602       18,201            17,415
 2/28/99    14,842           15,514            14,260       19,426       18,093            17,355
 3/31/99    14,823           15,498            14,235       19,416       18,078            17,368
 4/30/99    14,862           15,542            14,265       19,468       18,129            17,426
 5/31/99    14,727           15,403            14,142       19,332       18,029            17,357
 6/30/99    14,472           15,140            13,877       18,972       17,771            17,160
 7/31/99    14,528           15,201            13,923       19,100       17,924            17,303
 8/31/99    14,450           15,123            13,841       19,029       17,904            17,307
 9/30/99    14,465           15,127            13,849       19,093       17,929            17,324
10/31/99    14,330           14,988            13,713       18,959       17,832            17,265
11/30/99    14,447           15,129            13,818       19,166       17,994            17,372
12/31/99    14,342           15,023            13,711       19,066       17,951            17,325
 1/31/00    14,267           14,947            13,632       18,988       17,889            17,295
 2/29/00    14,385           15,074            13,738       19,137       18,019            17,365
 3/31/00    14,582           15,282            13,921       19,510       18,250            17,531
 4/30/00    14,491           15,173            13,811       19,412       18,183            17,479
 5/31/00    14,419           15,115            13,748       19,296       18,132            17,475
 6/30/00    14,758           15,472            14,061       19,821       18,554            17,826
 7/31/00    14,938           15,663            14,224       20,095       18,803            18,034

Average Annual Total Return

As of                 Inception           1              5             10
July 31, 2000           Date             Year           Year          Year

Class A Shares*        3/28/94 1        (1.30%)         2.92%         4.09%
Class B Shares**       2/24/98 2        (2.80%)         2.60%         3.59%
Trust Shares           10/3/97 2         3.04%          3.89%         4.59%


 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.


 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/90 to 7/31/00 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Tennessee Tax-Exempt Fund is being measured against the Merrill Lynch 1-12-Year Municipal Bond Index which is unmanaged and is generally representative of municipal bonds with intermediate maturi-ties. The Lehman Brothers Municipal 10-Year Index is an unmanaged index that includes municipal bonds issued within the last five years by municipalities throughout the United States, with maturities of at least one year, but no more than 12 years, and a credit quality of at least Baa. The indices do not reflect the deduction of fees associated with a mutual fund, such as invest-ment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 3/28/94 to 3/12/00 of the ISG Tennessee Tax-Exempt Fund, an open-end investment company that was the prede-cessor fund to the AmSouth Tennessee Tax-Exempt Fund.

 /1/The ISG Tennessee Tax-Exempt Fund commenced operations on 3/28/94, through a transfer of assets from certain collective trust fund ("commin-gled") accounts managed by First American National Bank, using substan-tially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the com-mingled accounts for periods dating back to 7/31/90, and prior to the mu-tual fund's commencement of operations, as adjusted to reflect the ex-penses associated with the Fund. The commingled accounts were not regis-tered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled ac-counts' performance may have been adversely affected.
 /2/Performance for the Class B and Trust Shares, which commenced operations on 2/24/98 and 10/3/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).


Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Limited Term Tennessee Tax-Exempt Fund+



Portfolio Manager

Sharon Brown
Senior Vice President
AmSouth Funds

Sharon Brown manages three of the
AmSouth Funds: the Tennessee Tax-
Exempt Fund, the Limited Term
Tennessee Tax-Exempt Fund and the
Tax-Exempt Money Market Fund. She
has 22 years of investment
management experience and holds a
bachelor's degree in business
administration from the University
of Tennessee.

                        PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Limited Term Tennessee Tax-Exempt Fund holds a portfolio of high-quality, short-term Tennessee municipal bonds. The Fund buys only bonds rated 'A' and above, while attempting to provide a reliable flow of tax-free income. By investing in high-quality bonds and keeping bond duration's short, we strive to limit fluctuations in the Fund's market value."


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2000, the Fund produced a total return of 2.65% (Class A Shares at NAV). In comparison, the Merrill Lynch 3-7-Year Munic-ipal Bond Index produced a total return of 4.22%.

It is also important to recognize income yield to shareholders. As of July 31, 2000, the Fund's 30-day SEC yield (Class A Shares at NAV) was 3.73%. For in-vestors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 5.83%. (Shareholders who are residents of Tennessee could realize a higher taxable-equivalent yield. The yield percentage is annualized).

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of July 31, 2000, the Fund's average matu-rity was 4.61 years.++

Q. What factors affected your performance?

A. The Fed raised short-term interest rates six times during the period, which certainly had a negative effect on prices of fixed-income securities. Because the Fund operates on the short/intermediate part of the yield curve, higher fed funds rates had a small impact. However, more than the rate increases, the lack of new issues was a negative factor. The lack of supply was very apparent in the municipal market, but more so in Tennessee.

Therefore, despite the increase in interest rates, municipal bonds declined in value only moderately, because demand outstripped supply. Another benefit was that we never experienced the inverted yield curve that the taxable market did. When the yield curve inverts, shorter-term securities yield more than longer-term debt.

In fact, many tax-free bonds looked attractive and cheap relative to taxable securities, because the municipal bond curve remained normal. Municipal bonds experienced less volatility.

On the downside, both Standard & Poor's and Moody put the state of Tennessee on negative credit watch. Near the end of the period, S&P actually downgraded the state's rating to an AA+. However, these actions did not have a strong negative effect, since the state has not been issuing new debt, and AA+ still is a good rating.

One of our favorites is the State of Tennessee 6.50%, due 2003 (4.91% of the Fund's net assets). This bond is good quality and has a good coupon, and we be-lieve it still will be a market performer. We also like Lenoir City general ob-ligations bonds (insured) 4.80%, due 2011 (6.18%).++

Q. What is your outlook for the next six to 12 months?

A. Most observers believe the Fed is near the end in raising rates this cycle. Our feeling is that, until we get some definitive confirmation, we plan to stay in a relatively tight trading range. Once we are past the uncertainty, we look for rates to drop, though not significantly.

+ Regional funds may be subject to additional risk, since the issues they in-vest in are located in one geographical location. The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

++The Fund's portfolio composition is subject to change.

                                AmSouth Limited Term Tennessee Tax-Exempt Fund

Value of a $10,000 Investment

                                    [GRAPH]

                          AmSouth          AmSouth
                       Limited Term      Limited Term
                         Tennessee        Tennessee         Merrill Lynch
                      Tax Exempt Fund   Tax Exempt Fund   3-7 Year Municipal
                      (Class A Shares)* (Class B Shares)      Bond Index

        7/31/90              9,596           10,000             10,000
        8/31/90              9,583            9,986              9,890
        9/30/90              9,583            9,986              9,923
       10/31/90              9,701           10,109             10,146
       11/30/90              9,857           10,271             10,371
       12/31/90              9,922           10,339             10,376
        1/31/91              9,961           10,380             10,590
        2/28/91             10,078           10,502             10,681
        3/31/91             10,039           10,461             10,652
        4/30/91             10,091           10,516             10,836
        5/31/91             10,195           10,624             10,897
        6/30/91             10,156           10,583             10,852
        7/31/91             10,182           10,611             10,964
        8/31/91             10,352           10,787             11,146
        9/30/91             10,430           10,868             11,255
       10/31/91             10,521           10,963             11,332
       11/30/91             10,521           10,963             11,365
       12/31/91             10,729           11,180             11,546
        1/31/92             10,768           11,221             11,644
        2/28/92             10,729           11,180             11,598
        3/31/92             10,742           11,194             11,587
        4/30/92             10,755           11,208             11,690
        5/31/92             10,846           11,303             11,731
        6/30/92             10,990           11,452             11,951
        7/31/92             11,146           11,615             12,165
        8/31/92             11,133           11,601             12,095
        9/30/92             11,081           11,547             12,178
       10/31/92             11,107           11,574             12,074
       11/30/92             11,224           11,696             12,393
       12/31/92             11,224           11,696             12,450
        1/31/93             11,341           11,818             12,548
        2/28/93             11,562           12,049             12,809
        3/31/93             11,497           11,981             12,789
        4/30/93             11,576           12,062             12,859
        5/31/93             11,602           12,090             12,953
        6/30/93             11,693           12,185             13,055
        7/31/93             11,693           12,185             13,030
        8/31/93             11,797           12,293             13,162
        9/30/93             11,875           12,374             13,288
        10/1/93             11,862           12,361             13,362
       11/30/93             11,810           12,307             13,255
       12/31/93             11,940           12,442             13,444
        1/31/94             12,044           12,551             13,578
        2/28/94             11,875           12,374             13,350
        3/31/94             11,589           12,076             12,978
        4/30/94             11,641           12,130             13,062
        5/31/94             11,667           12,157             13,151
        6/30/94             11,641           12,130             13,158
        7/31/94             11,719           12,212             13,399
        8/31/94             11,784           12,280             13,410
        9/30/94             11,719           12,212             13,302
       10/31/94             11,667           12,157             13,219
       11/30/94             11,549           12,035             13,091
       12/31/94             11,628           12,117             13,211
        1/31/95             11,719           12,212             13,298
        2/28/95             11,862           12,361             13,577
        3/31/95             11,940           12,442             13,660
        4/30/95             11,992           12,497             13,752
        5/31/95             12,201           12,714             14,063
        6/30/95             12,174           12,687             14,077
        7/31/95             12,292           12,809             14,191
        8/31/95             12,370           12,890             14,320
        9/30/95             12,396           12,917             14,317
       10/31/95             12,435           12,958             14,385
       11/30/95             12,539           13,066             14,585
       12/31/95             12,604           13,134             14,619
        1/31/96             12,682           13,216             14,790
        2/29/96             12,656           13,189             14,762
        3/31/96             12,539           13,066             14,639
        4/30/96             12,513           13,039             14,636
        5/31/96             12,500           13,026             14,626
        6/30/96             12,565           13,094             14,687
        7/31/96             12,630           13,161             14,811
        8/31/96             12,604           13,134             14,833
        9/30/96             12,682           13,216             14,963
       10/31/96             12,786           13,324             15,100
       11/30/96             12,930           13,474             15,275
       12/31/96             12,878           13,419             15,257
        1/31/97             12,930           13,474             15,290
        2/28/97             13,021           13,569             15,398
        3/31/97             12,886           13,428             15,243
        4/30/97             12,922           13,465             15,274
        5/31/97             13,036           13,584             15,455
        6/30/97             13,098           13,649             15,635
        7/31/97             13,307           13,867             15,901
        8/31/97             13,226           13,768             15,800
        9/30/97             13,330           13,891             15,964
       10/31/97             13,396           13,960             16,024
       11/30/97             13,438           14,003             16,086
       12/31/97             13,576           14,147             16,246
        1/31/98             13,695           12,777             16,371
        2/28/98             13,675           14,243             16,395
        3/31/98             13,658           14,216             16,419
        4/30/98             13,599           14,129             16,352
        5/31/98             13,744           14,281             16,562
        6/30/98             13,766           14,292             16,605
        7/31/98             13,789           14,304             16,665
        8/31/98             13,920           14,428             16,904
        9/30/98             14,013           14,512             17,063
       10/31/98             14,035           14,522             17,098
       11/30/98             14,055           14,531             17,118
       12/31/98             14,086           14,537             17,212
        1/31/99             14,192           14,650             17,415
        2/28/99             14,154           14,602             17,355
        3/31/99             14,148           14,585             17,368
        4/30/99             14,182           14,609             17,426
        5/31/99             14,120           14,535             17,357
        6/30/99             13,958           14,358             17,160
        7/31/99             14,009           14,400             17,303
        8/31/99             13,975           14,355             17,307
        9/30/99             14,013           14,369             17,324
       10/31/99             13,922           14,280             17,265
       11/30/99             13,986           14,336             17,372
       12/31/99             13,945           14,269             17,325
        1/31/00             13,896           12,732             17,295
        2/29/00             13,990           14,309             17,365
        3/31/00             14,074           14,389             17,531
        4/30/00             14,022           14,327             17,479
        5/31/00             13,990           14,285             17,475
        6/30/00             14,236           13,001             17,826
        7/31/00             14,380           13,123             18,034

Average Annual Total Return

As of                 Inception           1         5         10
July 31, 2000           Date             Year      Year      Year
Class A Shares*        2/28/97          (1.44%)    2.36%     3.70%
Class B Shares**        2/3/98          (3.16%)    1.85%     3.13%
 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.


 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/90 to 7/31/00 in the indicated share class versus a similar in-vestment in the Fund's benchmark, and represents the reinvestment of divi-dends and capital gains in the Fund.

 The performance of the AmSouth Limited Term Tennessee Tax-Exempt Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index, an unman-aged index that is generally representative of municipal bonds with interme-diate maturities. The index does not reflect the deduction of fees associ-ated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 2/28/97 to 3/12/00 of the ISG Limited Term Tennessee Tax-Exempt Fund, an open-end investment company that was the predecessor fund to the AmSouth Limited Term Tennessee Tax-Ex-empt Fund.

 /1/The ISG Limited Term Tennessee Tax-Exempt Fund commenced operations on
   2/28/97, through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods dating back to 7/31/90, and prior to the mutual Fund's commencement of operations, as adjusted to reflect the ex-penses associated with the Fund. The commingled accounts were not regis-tered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled ac-counts' performance may have been adversely affected.
 /2/Performance for the Class B Shares, which commenced operations on 2/3/98, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical perfor-mance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).


Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 The AmSouth Money Market Funds



Portfolio Manager

John Mark McKenzie, Senior Vice
President
Sharon Brown, Senior Vice President
AmSouth Funds


John Mark has more than 14 years of  Sharon Brown manages three of the
investment management experience.    AmSouth Funds: the Tennessee Tax-
In addition to managing the AmSouth  Exempt Fund, the Limited Term
Limited Term U.S. Government Fund,   Tennessee Tax-Exempt Fund and the
he manages four of the AmSouth       Tax-Exempt Money Market Fund. She
Money Market Funds: U.S. Treasury,   has 22 years of investment
Treasury Reserve, Prime and          management experience and holds a
Institutional Prime Obligations. He bachelor's degree in business holds bachelors' degrees in banking administration from the University
and finance, and he earned a law     of Tennessee.
degree from the University of
Mississippi School of Law.

Q. What factors affected the performance of the money market funds?

A. The Fed raised short-term interest rates six times during the period, driv-ing the fed funds rate 1.75% higher. (The Fed has hiked rates seven times since June 1999). While rate increases can be bad for stocks and most types of fixed-income securities, money market funds usually thrive in such an environment. That is because we are not concerned with generating capital appreciation, but simply in providing shareholders with high current income, consistent with rel-ative safety and stability.

With short-term rates moving higher, the rates on the type of debt instruments we favor also rose. This enabled us to pass solid yields on to our sharehold-ers. Also, with inflation still under control--thanks in large measure to the Fed's tightening policy--the "real returns" (total returns minus inflation) were very attractive.

 . As of July 31, 2000, the Prime Fund's average maturity was 39 days, compared to 37 days on January 31, 2000, and 66 days on July 31, 1999.++

 . As of July 31, 2000, the U.S. Treasury Fund's average maturity was 56 days, compared to 57 days on January 31, 2000, and 47 days on July 31, 1999.++

 . As of July 31, 2000, the Tax-Exempt Fund's+ average maturity was 87 days, compared to 51 days on January 31, 2000, and 53 days on July 31, 1999.++

 . As of July 31, 2000, the Treasury Reserve Fund's average maturity was
  56 days, compared to 54 days on January 31, 2000, and 53 days on July 31, 1999.++

 . As of July 31, 2000, the Institutional Prime Obligations Fund's average maturity was 34 days, compared to 34 days on January 31, 2000, and 48 days on July 31, 1999.++

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

++The Fund's portfolio composition is subject to change.

Investments in the Prime, the U.S. Treasury, the Tax-Exempt, the Treasury Re-serve and the Institutional Prime Obligations Money Market Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any gov-ernment agency. Although the Funds seek to preserve the value of your invest-ments at $1.00 per share, it is possible to lose money by investing in the Funds. Although money market funds may produce higher returns than insured de-posit products, the net asset value may be sensitive to interest-rate movement.


Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                      [This Page Intentionally Left Blank]

                         Report of Independent Auditors

The Board of Trustees and Shareholders
AmSouth Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AmSouth Funds (comprised of AmSouth Value Fund, AmSouth Growth Fund, AmSouth Capital Growth Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, AmSouth Small Cap Fund, AmSouth Equity Income Fund, AmSouth Balanced Fund, AmSouth Select Equity Fund, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Strategic
Portfolios: Aggressive Growth Portfolio, AmSouth Strategic Portfolios: Growth Portfolio, AmSouth Strategic Portfolios: Growth and Income Portfolio, the AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, the AmSouth Strategic Portfolios: Current Income Portfolio, AmSouth Bond Fund, AmSouth Limited Term Bond Fund, AmSouth Government Income Fund, AmSouth Limited Term U.S. Government Fund, AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund, AmSouth Tennessee Tax-Exempt Fund, AmSouth Limited Term Tennessee Tax-Exempt Fund, AmSouth Prime Money Market Fund, AmSouth U.S. Treasury Money Market Fund, AmSouth Treasury Reserve Money Market Fund, AmSouth Tax-Exempt Money Market Fund and AmSouth Institutional Prime Obligations Fund) (the Funds) as of July 31, 2000, the related statements of operations, statements of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets presented herein for the year ended July 31, 1999 and the financial highlights presented herein for each of the respective years or periods ended July 31, 1999 were audited by other auditors whose report dated September 21, 1999 expressed an unqualified opinion. The statements of changes in net assets and the financial highlights presented herein for each of the respective years or periods ended December 31, 1999 were audited by other auditors whose report dated February 22, 2000 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodians and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising AmSouth Funds at July 31, 2000, the results of their operations, the changes in their net assets and their financial highlights for the period ended July 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Columbus, Ohio
September 25, 2000

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Value Fund                                                         July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks (98.1%)

                                                            Shares or
                                                            Principal  Market
                                                             Amount     Value
                                                            --------- ---------

Automotive (1.8%)
Ford Motor Co..............................................   235,000 $  10,942
                                                                      ---------
Automotive Parts (0.1%)
Visteon Corp. .............................................    30,769       431
                                                                      ---------
Banking (7.1%)
Bank of America Corp.......................................   375,000    17,766
First Union Corp...........................................   135,000     3,485
Washington Mutual, Inc.....................................   700,000    22,487
                                                                      ---------
                                                                         43,738
                                                                      ---------
Business Services (2.1%)
Modis Professional Services, Inc. (b)......................   345,000     2,631
Reynolds & Reynolds Co., Class A...........................   605,000    10,096
                                                                      ---------
                                                                         12,727
                                                                      ---------
Chemicals -- Speciality (2.7%)
Engelhard Corp.............................................   750,000    13,547
M.A. Hanna Co..............................................   355,000     2,840
                                                                      ---------
                                                                         16,387
                                                                      ---------
Computer Hardware (4.1%)
Compaq Computer Corp. .....................................   250,000     7,016
IBM Corp...................................................   160,000    17,990
                                                                      ---------
                                                                         25,006
                                                                      ---------
Computer Software (0.9%)
Computer Associates International, Inc. ...................   230,000     5,707
                                                                      ---------
Computers & Peripherals (2.8%)
Cabletron Systems, Inc. (b)................................   650,000    16,981
                                                                      ---------
Consumer Goods (0.7%)
American Greetings Corp., Class A..........................   270,000     4,590
                                                                      ---------
Electrical & Electronic (1.9%)
Avnet, Inc.................................................   204,000    11,615
                                                                      ---------
Financial Services (3.6%)
Dun & Bradstreet Corp. ....................................   610,000    18,033
Equifax, Inc. .............................................   185,000     4,371
                                                                      ---------
                                                                         22,404
                                                                      ---------
Food Products, Processing & Packaging (3.6%)
Flowers Industries, Inc....................................    60,000     1,279
International Flavors & Fragrances, Inc....................   127,000     3,397
Sara Lee Corp. ............................................   730,000    13,459
Universal Foods Corp.......................................   205,000     3,998
                                                                      ---------
                                                                         22,133
                                                                      ---------
Forest & Paper Products (4.1%)
International Paper Co.....................................   220,000     7,480
Weyerhaeuser Co. ..........................................   240,000    10,965
Willamette Industries, Inc.................................   213,000     6,457
                                                                      ---------
                                                                         24,902
                                                                      ---------
Health Care (4.2%)
Health Management Assoc., Inc., Class A (b) ...............   450,000     7,059
HEALTHSOUTH Corp. (b)......................................   200,000     1,188
UnitedHealth Group Inc.....................................   210,800    17,246
                                                                      ---------
                                                                         25,493
                                                                      ---------

 Common Stocks, continued

                                                            Shares or
                                                            Principal  Market
                                                             Amount     Value
                                                            --------- ---------

Household Products/Wares (1.6%)
Newell Rubbermaid, Inc. ...................................   361,803 $   9,746
                                                                      ---------
Insurance (10.5%)
ACE Ltd. ..................................................    90,000     3,240
Chubb Corp. ...............................................   275,000    20,350
Marsh & McLennan Cos., Inc. ...............................   150,000    18,300
St. Paul Cos., Inc.........................................   510,000    22,662
                                                                      ---------
                                                                         64,552
                                                                      ---------
Medical Supplies (5.6%)
C.R. Bard, Inc. ...........................................   370,000    18,523
DENTSPLY International, Inc................................   335,000    11,327
Guidant Corp. (b)..........................................    85,000     4,792
                                                                      ---------
                                                                         34,642
                                                                      ---------
Newspapers (1.9%)
Gannett Co., Inc...........................................   215,000    11,583
                                                                      ---------
Oil & Gas Exploration, Production & Services (12.8%)
Burlington Resources, Inc..................................   220,000     7,178
Kerr-McGee Corp............................................   270,000    14,815
Noble Affiliates...........................................   350,000    10,500
Schlumberger Ltd. .........................................    10,000       739
Sunoco, Inc................................................   420,000    10,238
Texaco, Inc................................................   250,000    12,359
Ultramar Diamond Shamrock Corp.............................   445,000    10,179
USX-Marathon Group.........................................   505,000    12,278
                                                                      ---------
                                                                         78,286
                                                                      ---------
Pharmaceuticals (6.0%)
Baxter International, Inc. ................................   240,000    18,660
Pharmacia Corp.............................................   333,200    18,243
                                                                      ---------
                                                                         36,903
                                                                      ---------
Retail (7.3%)
CVS Corp...................................................   500,000    19,719
May Department Stores Co...................................   360,000     8,550
Stein Mart, Inc. (b).......................................   199,000     2,189
Target Corp................................................   500,000    14,500
                                                                      ---------
                                                                         44,958
                                                                      ---------
Telecommunications -- Equipment (1.1%)
Harris Corp................................................    45,000     1,541
Lucent Technologies, Inc...................................   125,000     5,469
                                                                      ---------
                                                                          7,010
                                                                      ---------
Transportation Leasing & Trucking (1.8%)
Ryder System, Inc..........................................   215,000     4,488
US Freightways Corp........................................   243,000     6,743
                                                                      ---------
                                                                         11,231
                                                                      ---------
Utilities -- Electric & Gas (5.5%)
Constellation Energy Group.................................   440,000    14,658
New Century Energies, Inc..................................   170,000     5,812
Southern Co................................................   545,000    13,318
                                                                      ---------
                                                                         33,788
                                                                      ---------
Utilities -- Telecommunications (4.3%)
AT&T Corp. ................................................   270,000     8,353
SBC Communications, Inc. ..................................   120,000     5,108

                                   Continued

AMSOUTH FUNDS                                 Schedule of Portfolio Investments
Value Fund                                                        July 31, 2000
                                          (Amounts in thousands, except shares)

 Common Stocks, continued

                                                            Shares or
                                                            Principal  Market
                                                             Amount     Value
                                                            --------- ---------

Utilities -- Telecommunications, continued
Verizon Communications.....................................   280,000 $  13,160
                                                                      ---------
                                                                         26,621
                                                                      ---------
TOTAL COMMON STOCKS........................................             602,376
                                                                      ---------

 Investment Companies (1.5%)

AmSouth Prime Money Market Fund............................ 9,124,347     9,125
AmSouth U.S. Treasury Money Market Fund....................   114,180       114
                                                                      ---------
TOTAL INVESTMENT COMPANIES.................................               9,239
                                                                      ---------

 Short-Term Securities+ (20.7%)

Commercial Paper (13.3%)
Asset Backed -- Miscellaneous (2.8%)
Asset Securitization Corp., 6.60%, 9/6/00.................. $   5,284     5,194
Corporate Receivables, 6.62%, 8/1/00.......................     6,605     6,604
Falcon Asset Securitization Corp., 6.62%, 8/14/00..........     5,284     5,196
                                                                      ---------
                                                                         16,994
                                                                      ---------
Financial Services (7.8%)
Golden Funding Corp., 6.55%-6.62%, 9/8/00-9/18/00..........     6,733     6,645
Liberty Street Funding Corp., 6.56%, 10/11/00..............     4,707     4,627
Moat Funding Corp., 6.54%-6.67%, 8/11/00-10/6/00...........     6,737     6,631
Orix Corp., 6.85%, 8/10/00.................................     3,302     3,266
Superior Funding Corp., 6.51%-6.53%, 8/21/00-8/29/00.......     7,265     7,225
TransAmerica, 6.65%, 9/5/00................................     5,284     5,217
Trident, 6.70%, 8/4/00.....................................     6,605     6,559
UBS Finance, 6.57%-6.64%, 8/1/00-8/7/00....................     7,041     7,038
                                                                      ---------
                                                                         47,208
                                                                      ---------
Food -- Retail (0.5%)
Safeway, Inc., 6.70%, 8/15/00..............................     3,302     3,278
                                                                      ---------
Miscellaneous (0.4%)
Tyco International, Ltd., 6.91%, 8/7/00....................     2,732     2,701
                                                                      ---------
Utilities -- Electrical & Gas (0.7%)
Dominion Resources, Inc., 6.88%, 8/7/00....................     4,623     4,569
                                                                      ---------
Utilities -- Telecommunications (1.1%)
Qwest Communications International, Inc., 6.80%, 9/5/00....     6,605     6,530
                                                                      ---------
Total Commercial Paper.....................................              81,280
                                                                      ---------

 Short-Term Securities+, continued

                                                           Shares or
                                                           Principal   Market
                                                            Amount      Value
                                                          ----------- ---------

Floating Rate Notes (1.4%)
Financial Services (1.1%)
Ford Motor Credit Co., 6.71%*, 4/11/02, MTN.............  $     2,642 $   2,642
General Motors Acceptance Corp., 6.72%*, 4/5/02, MTN....        1,320     1,320
General Motors Acceptance Corp., 6.94%*, 11/13/00, MTN..        1,585     1,585
KeyCorp, 6.94%*, 10/23/00, MTN..........................        1,321     1,321
                                                                      ---------
                                                                          6,868
                                                                      ---------
Miscellaneous (0.3%)
Tyco International, Ltd., 7.47%*, 9/5/00 (c)                    1,981     1,981
                                                                      ---------
Total Floating Rate Notes...............................                  8,849
                                                                      ---------
Time Deposits (1.6%)
Amex Centurion, 6.56%-6.58%, 8/8/00-8/30/00.............        9,907     9,907
                                                                      ---------
Investment Companies (3.3%)
AIM Liquid Asset Money Market Fund......................   20,431,396    20,431
                                                                      ---------
Repurchase Agreements (1.1%)
Lehman Brothers, 6.74%, 8/1/00, dated 7/31/00, with a
 maturity value of $6,606 (See Significant Accounting
 Policies, Securities Lending in the Notes to Financial
 Statements for collateral description).................  $     6,605     6,605
                                                                      ---------
TOTAL SHORT-TERM SECURITIES.............................                127,072
                                                                      ---------
TOTAL INVESTMENTS (Cost $557,557) (a) -- (120.3%).......                738,687
Liabilities in excess of other assets -- (-20.3%).......               (124,679)
                                                                      ---------
TOTAL NET ASSETS -- (100.0%)............................              $ 614,008
                                                                      =========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,115. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation............................................. $199,072
  Unrealized depreciation.............................................  (19,057)
                                                                       --------
  Net unrealized appreciation......................................... $180,015
                                                                       ========

(b)  Represents non-income producing securities.
(c) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended.
 * Variable rate security. Rate represents rate in effect at July 31, 2000. + Represents securities purchased with cash collateral received on loaned securities.
MTN -- Medium Term Note
                       See notes to financial statements

AMSOUTH FUNDS
Value Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $550,952).......................          $732,082
Repurchase agreements, at cost..............................             6,605
                                                                      --------
 Total Investments..........................................           738,687
Interest and dividends receivable...........................               890
Receivable for investments sold.............................             6,268
Prepaid expenses and other assets...........................                27
                                                                      --------
 Total Assets...............................................           745,872
Liabilities:
Payable for return of collateral held for securities on
 loan....................................................... $127,072
Payable for investments purchased...........................    4,313
Payable for capital shares redeemed.........................      162
Accrued expenses and other payables:
 Investment advisory fees...................................      163
 Administration fees........................................       20
 Distribution fees..........................................       66
 Custodian fees.............................................       15
 Other......................................................       53
                                                             --------
 Total Liabilities..........................................           131,864
                                                                      --------
Net Assets:
Capital.....................................................           389,358
Undistributed (distributions in excess of) net investment
 income.....................................................               360
Undistributed (distributions in excess of) net realized
 gains......................................................            43,160
Net unrealized appreciation (depreciation) from
 investments................................................           181,130
                                                                      --------
Net Assets..................................................          $614,008
                                                                      ========
Class A Shares (b)
 Net Assets.................................................          $ 45,255
 Shares outstanding.........................................             2,315
 Redemption price per share.................................          $  19.54
                                                                      ========
Class A Shares -- Maximum Sales Charge......................              4.50%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent).....................................................          $  20.46
                                                                      ========
Class B Shares
 Net Assets.................................................          $  7,949
 Shares outstanding.........................................               410
 Offering price per share*..................................          $  19.41
                                                                      ========
Trust Shares (c)
 Net Assets.................................................          $560,804
 Shares outstanding.........................................            28,718
 Offering and redemption price per share....................          $  19.53
                                                                      ========

---------
* Redemption price per share varies by length of time shares are held.
(a) Formerly AmSouth Equity Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Interest income.............................................        $     281
Dividend income.............................................           19,152
Income from securities lending..............................               27
                                                                    ---------
 Total Investment Income....................................           19,460
Expenses:
Investment advisory fees.................................... $6,419
Administration fees.........................................  1,605
Distribution fees -- Class B Shares.........................    101
Shareholder servicing fees -- Class A Shares (b)............    146
Shareholder servicing fees -- Trust Shares (c)..............    351
Custodian fees..............................................    150
Accounting fees.............................................    182
Transfer agent fees.........................................    241
Trustee fees and expenses...................................     37
Other fees..................................................    210
                                                             ------
 Total expenses before voluntary fee reductions.............            9,442
 Expenses voluntarily reduced...............................             (132)
                                                                    ---------
 Net expenses...............................................            9,310
                                                                    ---------
Net Investment Income.......................................           10,150
                                                                    ---------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions....           60,783
Net change in unrealized appreciation (depreciation) from
 investments................................................         (151,006)
                                                                    ---------
Net realized/unrealized gains (losses) from investments.....          (90,223)
                                                                    ---------
Change in net assets resulting from operations..............        $ (80,073)
                                                                    =========

                       See notes to financial statements

AMSOUTH FUNDS
Value Fund (a)

 Statements of Changes in Net Assets

                                                        Year Ended  Year Ended
                                                         July 31,    July 31,
                                                           2000        1999
                                                        ----------  ----------
                                                             (Amounts in
                                                             thousands)
From Investment Activities:
Operations:
 Net investment income................................. $   10,150  $   10,818
 Net realized gains (losses) from investment
  transactions.........................................     60,783     136,676
 Net change in unrealized appreciation (depreciation)
  from investments.....................................   (151,006)        419
                                                        ----------  ----------
Change in net assets resulting from operations.........    (80,073)    147,913
                                                        ----------  ----------
Distributions to Class A Shareholders (b):
 From net investment income............................       (628)       (565)
 From net realized gains on investment transactions....     (9,331)     (7,000)
Distributions to Class B Shareholders:
 From net investment income............................        (51)        (24)
 From net realized gains on investment transactions....     (1,626)       (935)
Distributions to Trust Shareholders (c):
 From net investment income............................     (9,589)     (9,737)
 From net realized gains on investment transactions....   (123,978)    (94,909)
                                                        ----------  ----------
Change in net assets from shareholder distributions....   (145,203)   (113,170)
                                                        ----------  ----------
Change in net assets from capital transactions.........   (204,510)    (19,618)
                                                        ----------  ----------
Change in net assets...................................   (429,786)     15,125
Net Assets:
 Beginning of period...................................  1,043,794   1,028,669
                                                        ----------  ----------
 End of period......................................... $  614,008  $1,043,794
                                                        ==========  ==========

---------
(a) Formerly AmSouth Equity Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
                       See notes to financial statements

AMSOUTH FUNDS
Value Fund (a)

 Financial Highlights, Class A Shares/\

                         Year Ended  Year Ended Year Ended Year Ended Year Ended
                          July 31,    July 31,   July 31,   July 31,   July 31,
                            2000        1999     1998 (b)     1997       1996
                         ----------  ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $ 25.25     $ 24.60    $ 23.35    $  17.62   $  16.75
                          -------     -------    -------    --------   --------
Investment Activities
 Net investment income
  (loss)................     0.23        0.20       0.21        0.30       0.33
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (2.21)       3.11       2.54        6.77       1.48
                          -------     -------    -------    --------   --------
 Total from Investment
  Activities............    (1.98)       3.31       2.75        7.07       1.81
                          -------     -------    -------    --------   --------
Distributions
 Net investment income..    (0.23)      (0.19)     (0.25)      (0.30)     (0.33)
 Net realized gains from
  investment
  transactions..........    (3.50)      (2.47)     (1.25)      (1.04)     (0.61)
                          -------     -------    -------    --------   --------
 Total Distributions....    (3.73)      (2.66)     (1.50)      (1.34)     (0.94)
                          -------     -------    -------    --------   --------
Net change in asset
 value..................    (5.71)       0.65       1.25        5.73       0.87
                          -------     -------    -------    --------   --------
Net Asset Value, End of
 Period.................  $ 19.54     $ 25.25    $ 24.60    $  23.35   $  17.62
                          =======     =======    =======    ========   ========
Total Return (excludes
 sales charge)..........    (8.19)%     14.92%     12.34%      42.35%     11.09%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $45,255     $70,740    $73,165    $974,985   $374,622
Ratio of expenses to
 average net assets.....     1.35%       1.33%      1.19%       1.06%      1.02%
Ratio of net investment
 income to average net
 assets.................     1.07%       0.82%      0.89%       1.52%      1.86%
Ratio of expenses to
 average net assets*....     1.35%       1.34%      1.19%       1.10%      1.11%
Portfolio turnover**....       17%         18%        17%         24%        19%

/\  Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Equity Fund.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

 Financial Highlights, Class B Shares

                                             Year Ended Year Ended Period Ended
                                              July 31,   July 31,    July 31,
                                                2000       1999      1998 (b)
                                             ---------- ---------- ------------
Net Asset Value, Beginning of Period.......    $25.14    $ 24.55      $23.15
                                               ------    -------      ------
Investment Activities
 Net investment income (loss)..............      0.07       0.02        0.09
 Net realized and unrealized gains (losses)
  from investments.........................     (2.19)      3.10        2.68
                                               ------    -------      ------
 Total from Investment Activities..........     (2.12)      3.12        2.77
                                               ------    -------      ------
Distributions
 Net investment income.....................     (0.11)     (0.06)      (0.12)
 Net realized gains from investment
  transactions.............................     (3.50)     (2.47)      (1.25)
                                               ------    -------      ------
 Total Distributions.......................     (3.61)     (2.53)      (1.37)
                                               ------    -------      ------
Net change in asset value..................     (5.73)      0.59        1.40
                                               ------    -------      ------
Net Asset Value, End of Period.............    $19.41    $ 25.14      $24.55
                                               ======    =======      ======
Total Return (excludes redemption charge)..     (8.86)%    14.03%      12.49%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000)..........    $7,949    $12,394      $7,929
Ratio of expenses to average net assets....      2.10%      2.08%       2.11%(d)
Ratio of net investment income to average
 net assets................................      0.32%      0.05%       0.26%(d)
Ratio of expenses to average net assets*...      2.11%      2.09%       2.11%(d)
Portfolio turnover**.......................        17%        18%         17%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Equity Fund.
(b) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(c) Not annualized.
(d) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS
Value Fund (a)

 Financial Highlights, Trust Shares/\

                                           Year Ended  Year Ended Period Ended
                                            July 31,    July 31,    July 31,
                                              2000        1999      1998 (b)
                                           ----------  ---------- ------------
Net Asset Value, Beginning of Period.....   $  25.27    $  24.57    $  22.51
                                            --------    --------    --------
Investment Activities
 Net investment income (loss)............       0.28        0.26        0.28
 Net realized and unrealized gains
  (losses) from investments..............      (2.24)       3.16        3.31
                                            --------    --------    --------
 Total from Investment Activities........      (1.96)       3.42        3.59
                                            --------    --------    --------
Distributions
 Net investment income...................      (0.28)      (0.25)      (0.28)
 Net realized gains from investment
  transactions...........................      (3.50)      (2.47)      (1.25)
                                            --------    --------    --------
 Total Distributions.....................      (3.78)      (2.72)      (1.53)
                                            --------    --------    --------
Net change in asset value................      (5.74)       0.70        2.06
                                            --------    --------    --------
Net Asset Value, End of Period...........   $  19.53    $  25.27    $  24.57
                                            ========    ========    ========
Total Return.............................      (8.11)%     15.43%      12.46%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000)........   $560,804    $960,660    $947,575
Ratio of expenses to average net assets..       1.13%       1.08%       1.09%(d)
Ratio of net investment income to average
 net assets..............................       1.30%       1.07%       1.26%(d)
Ratio of expenses to average net
 assets*.................................       1.15%       1.09%       1.10%(d)
Portfolio turnover**.....................         17%         18%         17%

/\  Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Equity Fund.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 16.52%.
(d) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Growth Fund                                                        July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks (99.8%)

                                                              Shares or
                                                              Principal Market
                                                               Amount    Value
                                                              --------- -------

Aerospace/Defense (1.9%)
United Technologies Corp.....................................   16,000  $   934
                                                                        -------
Banking (0.8%)
Commerce Bancshares, Inc.....................................   12,915      424
                                                                        -------
Broadcasting/Cable (1.4%)
Comcast Corp.-Special Class A................................   21,000      714
                                                                        -------
Chemicals (4.9%)
Air Products and Chemicals, Inc..............................   29,000      968
Eastman Chemical Co..........................................   32,000    1,500
                                                                        -------
                                                                          2,468
                                                                        -------
Computer Hardware (4.1%)
Apple Computer, Inc. (b).....................................    9,600      488
Sun Microsystems, Inc. (b)...................................   15,100    1,592
                                                                        -------
                                                                          2,080
                                                                        -------
Computer Software & Services (2.1%)
Microsoft Corp. (b)..........................................   14,800    1,033
                                                                        -------
Computers -- Memory Devices (1.9%)
SanDisk Corp. (b)............................................   15,000      956
                                                                        -------
Cosmetics/Toiletries (2.0%)
Colgate-Palmolive Co.........................................   18,000    1,002
                                                                        -------
Diversified Manufacturing (7.7%)
General Electric Co..........................................   45,900    2,361
Tyco International Ltd.......................................   28,400    1,519
                                                                        -------
                                                                          3,880
                                                                        -------
Electronic Components (9.1%)
Analog Devices, Inc. (b).....................................   16,000    1,069
Arrow Electronics, Inc. (b)..................................   31,000    1,025
LSI Logic Corp. (b)..........................................   14,600      495
Microchip Technology, Inc. (b)...............................   13,400      930
Sanmina Corp. (b)............................................   11,000    1,022
                                                                        -------
                                                                          4,541
                                                                        -------
Entertainment (1.5%)
Disney (Walt) Co.............................................   20,000      774
                                                                        -------
Financial Services (2.6%)
Providian Financial..........................................   13,000    1,325
                                                                        -------
Food Distributors & Wholesalers (3.3%)
Kroger Co. (b)...............................................   53,000    1,097
Ralston Purina Group.........................................   27,000      545
                                                                        -------
                                                                          1,642
                                                                        -------
Health Care (4.9%)
United Health Group Inc. ....................................   16,000    1,309
Universal Health Services, Inc. (b)..........................   17,500    1,179
                                                                        -------
                                                                          2,488
                                                                        -------
Insurance (0.7%)
Cigna Corp. .................................................    3,500      350
                                                                        -------
Internet Software (7.2%)
America Online, Inc. (b).....................................   20,000    1,065
CMGI, Inc. (b)...............................................    8,000      304
CNET Networks, Inc. (b)......................................   25,000      748
Critical Path, Inc. (b)......................................   11,000      613

 Common Stocks, continued

                                                              Shares or
                                                              Principal Market
                                                               Amount    Value
                                                              --------- -------

Internet Software, continued
Earthlink Network, Inc. (b)..................................   62,685  $   784
Symantec Corp. (b)...........................................    2,500      128
                                                                        -------
                                                                          3,642
                                                                        -------
Machinery & Equipment (3.2%)
Deere & Co. .................................................   30,000    1,157
Dover Corp. .................................................   10,000      458
                                                                        -------
                                                                          1,615
                                                                        -------
Media (2.0%)
USA Networks, Inc. (b).......................................   48,000    1,011
                                                                        -------
Newspapers (5.0%)
Dow Jones & Co., Inc. .......................................   16,000    1,055
Knight-Ridder, Inc. .........................................   28,000    1,460
                                                                        -------
                                                                          2,515
                                                                        -------
Oil & Gas Exploration, Production, & Services (1.1%)
Tosco Corp. .................................................   20,000      530
                                                                        -------
Pharmaceuticals (4.8%)
Bristol-Myers Squibb Co. ....................................   20,100      997
Pharmacia Corp. .............................................   26,180    1,434
                                                                        -------
                                                                          2,431
                                                                        -------
Retail (3.6%)
Safeway, Inc. (b)............................................   20,000      901
Zale Corp. (b)...............................................   25,000      935
                                                                        -------
                                                                          1,836
                                                                        -------
Semiconductors (8.4%)
Advanced Micro Devices, Inc. (b).............................   11,500      827
Applied Materials, Inc. (b)..................................   16,600    1,259
Integrated Device Technology, Inc. (b).......................   21,000    1,113
KLA-Tencor Corp. (b).........................................   19,300    1,028
                                                                        -------
                                                                          4,227
                                                                        -------
Technology (1.8%)
Novellus Systems, Inc. (b)...................................   17,000      917
                                                                        -------
Telecommunications -- Equipment (1.9%)
Commscope, Inc. (b)..........................................   28,000      936
                                                                        -------
Utilities -- Electric & Gas (6.0%)
FPL Group, Inc. .............................................   19,000      917
Pinnacle West Capital Corp. .................................   25,000      989
PPL Corp. ...................................................   42,000    1,134
                                                                        -------
                                                                          3,040
                                                                        -------
Utilities -- Telecommunications (5.9%)
Broadwing, Inc. (b)..........................................   30,000      788
SBC Communications, Inc. ....................................   25,000    1,064
Sprint Corp. (PCS Group) (b).................................   20,000    1,105
                                                                        -------
                                                                          2,957
                                                                        -------
TOTAL COMMON STOCKS..........................................            50,268
                                                                        -------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Growth Fund                                                        July 31, 2000
                                           (Amounts in thousands, except shares)

 Short-Term Securities+ (10.5%)

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------

Commercial Paper (6.8%)
Asset Backed -- Miscellaneous (1.4%)
Asset Securitization Corp., 6.60%, 9/6/00...................  $   221  $    217
Corporate Receivables, 6.62%, 8/1/00........................      276       276
Falcon Asset Securitization Corp., 6.62%, 8/14/00...........      221       217
                                                                       --------
                                                                            710
                                                                       --------
Financial Services (4.0%)
Golden Funding Corp., 6.55%-6.62%, 9/8/00-9/18/00...........      281       278
Liberty Street Funding Corp., 6.56%, 10/11/00...............      197       193
Moat Funding Corp., 6.54%-6.67%, 8/11/00-10/6/00............      281       277
Orix Corp., 6.85%, 8/10/00..................................      138       136
Superior Funding Corp., 6.51%-6.53%, 8/21/00-8/29/00........      303       301
TransAmerica, 6.65%, 9/5/00.................................      221       218
Trident, 6.70%, 8/4/00......................................      276       274
UBS Finance, 6.57%-6.64%, 8/1/00-8/7/00.....................      294       294
                                                                       --------
                                                                          1,971
                                                                       --------
Food -- Retail (0.3%)
Safeway, Inc., 6.70%, 8/15/00...............................      138       137
                                                                       --------
Miscellaneous (0.2%)
Tyco International, Ltd., 6.91%, 8/7/00.....................      114       113
                                                                       --------
Utilities -- Electrical & Gas (0.4%)
Dominion Resources, Inc., 6.88%, 8/7/00.....................      193       191
                                                                       --------
Utilities -- Telecommunications (0.5%)
Qwest Communications International, Inc., 6.80%, 9/5/00.....      276       273
                                                                       --------
Total Commercial Paper......................................              3,395
                                                                       --------
Floating Rate Notes (0.7%)
Financial Services (0.5%)
Ford Motor Credit Co., 6.71%*, 4/11/02, MTN.................      111       111
General Motors Acceptance Corp., 6.72%*, 4/5/02, MTN........       55        55
General Motors Acceptance Corp., 6.94%*, 11/13/00, MTN......       66        66
KeyCorp, 6.94%*, 10/23/00, MTN..............................       55        55
                                                                       --------
                                                                            287
                                                                       --------
Miscellaneous (0.2%)
Tyco International, Ltd., 7.47%*, 9/5/00 (c)................       83        83
                                                                       --------
Total Floating Rate Notes...................................                370
                                                                       --------

 Short-Term Securities+, continued

                                                             Shares or
                                                             Principal Market
                                                              Amount    Value
                                                             --------- -------

Time Deposits (0.8%)
Amex Centurion, 6.56%-6.58%, 8/8/00-8/30/00................. $    414  $   414
                                                                       -------
Investment Companies (1.7%)
AIM Liquid Asset Money Market Fund..........................  853,454      853
                                                                       -------
Repurchase Agreements (0.5%)
Lehman Brothers, 6.74%, 8/1/00, dated 7/31/00, with a
 maturity value of $276 (See Significant Accounting
 Policies, Securities Lending in the Notes to Financial
 Statements for collateral description)..................... $    276      276
                                                                       -------
TOTAL SHORT-TERM SECURITIES.................................             5,308
                                                                       -------
TOTAL INVESTMENTS
 (Cost $54,382) (a) -- (110.3%).............................            55,576
Liabilities in excess of
 other assets -- (- 10.3%)..................................            (5,189)
                                                                       -------
TOTAL NET ASSETS -- (100.0%)................................           $50,387
                                                                       =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation............................................ $ 6,602
    Unrealized depreciation............................................  (5,408)
                                                                        -------
    Net unrealized appreciation........................................ $ 1,194
                                                                        =======

(b) Represents non-income producing securities.
(c) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended.
 *  Variable rate security. Rate represents rate in effect at July 31, 2000.
 + Represents securities purchased with cash collateral received on loaned securities.
MTN -- Medium Term Note
                       See notes to financial statements

AMSOUTH FUNDS
Growth Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $54,106)............................        $55,300
Repurchase agreements, at cost..................................            276
                                                                        -------
 Total Investments..............................................         55,576
Interest and dividends receivable...............................             45
Receivable for capital shares issued............................             11
Receivable for investments sold.................................          1,153
Prepaid expenses and other assets...............................              4
                                                                        -------
 Total Assets...................................................         56,789
Liabilities:
Payable for return of collateral held for securities on loan.... $5,308
Custody payable.................................................    630
Payable for investments purchased...............................    419
Payable for capital shares redeemed.............................      5
Accrued expenses and other payables:
 Investment advisory fees.......................................     13
 Administration fees............................................      1
 Distribution fees..............................................     14
 Custodian fees.................................................      1
 Other..........................................................     11
                                                                 ------
 Total Liabilities..............................................          6,402
                                                                        -------
Net Assets:
Capital.........................................................         42,525
Undistributed (distributions in excess of) net investment
 income.........................................................              4
Undistributed (distributions in excess of) net realized gains...          6,664
Net unrealized appreciation (depreciation) from investments.....          1,194
                                                                        -------
Net Assets......................................................        $50,387
                                                                        =======
Class A Shares (b)
 Net Assets.....................................................        $13,665
 Shares outstanding.............................................            915
 Redemption price per share.....................................        $ 14.93
                                                                        =======
Class A Shares -- Maximum Sales Charge..........................          4.50%
                                                                        -------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent)......        $ 15.63
                                                                        =======
Class B Shares
 Net Assets.....................................................        $ 9,223
 Shares outstanding.............................................            631
 Offering price per share*......................................        $ 14.61
                                                                        =======
Trust Shares (c)
 Net Assets.....................................................        $27,499
 Shares outstanding.............................................          1,829
 Offering and redemption price per share........................        $ 15.04
                                                                        =======

---------
* Redemption price per share varies by length of time shares are held.
(a) Formerly AmSouth Capital Growth Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Dividend income.................................................      $   368
Income from securities lending..................................            1
                                                                      -------
 Total Investment Income........................................          369
Expenses:
Investment advisory fees........................................ $391
Administration fees.............................................   98
Distribution fees -- Class B Shares.............................   89
Shareholder servicing fees -- Class A Shares (b)................   37
Shareholder servicing fees -- Trust Shares (c)..................   17
Custodian fees..................................................   11
Accounting fees.................................................   39
Transfer agent fees.............................................   56
Trustee fees and expenses.......................................    2
Other fees......................................................   41
                                                                 ----
 Total expenses before voluntary fee reductions.................          781
 Expenses voluntarily reduced...................................         (105)
                                                                      -------
 Net expenses...................................................          676
                                                                      -------
Net Investment Income (Loss)....................................         (307)
                                                                      -------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions........        7,075
Net change in unrealized appreciation (depreciation) from
 investments....................................................       (2,745)
                                                                      -------
Net realized/unrealized gains (losses) from investments.........        4,330
                                                                      -------
Change in net assets resulting from operations..................      $ 4,023
                                                                      =======

                       See notes to financial statements

AMSOUTH FUNDS
Growth Fund (a)

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                          July 31,   July 31,
                                                             2000       1999
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income (loss)............................  $  (307)   $  (149)
 Net realized gains (losses) from investment
  transactions...........................................    7,075      1,650
 Net change in unrealized appreciation (depreciation)
  from investments.......................................   (2,745)     2,629
                                                           -------    -------
Change in net assets resulting from operations...........    4,023      4,130
                                                           -------    -------
Distributions to Class A Shareholders (b):
 From net realized gains on investment transactions......     (495)       (69)
Distributions to Class B Shareholders:
 From net realized gains on investment transactions......     (311)       (31)
Distributions to Trust Shareholders (c):
 From net realized gains on investment transactions......     (794)       (40)
                                                           -------    -------
Change in net assets from shareholder distributions......   (1,600)      (140)
                                                           -------    -------
Change in net assets from capital transactions...........    8,406     19,547
                                                           -------    -------
Change in net assets.....................................   10,829     23,537
Net Assets:
 Beginning of period.....................................   39,558     16,021
                                                           -------    -------
 End of period...........................................  $50,387    $39,558
                                                           =======    =======

---------
(a) Formerly AmSouth Capital Growth Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
                       See notes to financial statements

AMSOUTH FUNDS
Growth Fund (a)

 Financial Highlights, Class A Shares/\

                                         Year Ended  Year Ended  Period Ended
                                          July 31,    July 31,     July 31,
                                            2000        1999     1998  (b)(c)
                                         ----------  ----------  ------------
Net Asset Value, Beginning of Period....  $  14.04    $  11.62     $ 10.00
                                          --------    --------     -------
Investment Activities
 Net investment income (loss)...........     (0.09)      (0.06)      (0.03)
 Net realized and unrealized gains
  (losses) from investments.............      1.53        2.57        1.65
                                          --------    --------     -------
 Total from Investment Activities.......      1.44        2.51        1.62
                                          --------    --------     -------
Distributions
 Net realized gains from investment
  transactions..........................     (0.55)      (0.09)         --
                                          --------    --------     -------
 Total Distributions....................     (0.55)      (0.09)         --
                                          --------    --------     -------
Net change in asset value...............      0.89        2.42        1.62
                                          --------    --------     -------
Net Asset Value, End of Period..........  $  14.93    $  14.04     $ 11.62
                                          ========    ========     =======
Total Return (excludes sales charge)....     10.27%      21.76%      16.20%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).......  $ 13,665    $ 14,040     $ 9,720
Ratio of expenses to average net
 assets.................................      1.35%       1.23%       1.40%(e)
Ratio of net investment income to
 average net assets.....................     (0.59)%     (0.50)%     (0.42)%(e)
Ratio of expenses to average net
 assets*................................      1.55%       1.74%       2.37%(e)
Portfolio turnover**....................       111%         79%         77%

/\  Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Capital Growth Fund.
(b) For the period from August 3, 1997 (commencement of operations) through July 31, 1998.
(c) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(d) Not annualized.
(e) Annualized.

 Financial Highlights, Class B Shares

                                            Year Ended  Year Ended  Period Ended
                                             July 31,    July 31,     July 31,
                                               2000        1999       1998 (b)
                                            ----------  ----------  ------------
Net Asset Value, Beginning of Period......   $ 13.85     $ 11.54      $  9.82
                                             -------     -------      -------
Investment Activities
 Net investment income (loss).............     (0.19)      (0.12)       (0.06)
 Net realized and unrealized gains
  (losses) from investments...............      1.50        2.52         1.78
                                             -------     -------      -------
 Total from Investment Activities.........      1.31        2.40         1.72
                                             -------     -------      -------
Distributions
 Net realized gains from investment
  transactions............................     (0.55)      (0.09)          --
                                             -------     -------      -------
 Total Distributions......................     (0.55)      (0.09)          --
                                             -------     -------      -------
Net change in asset value.................      0.76        2.31         1.72
                                             -------     -------      -------
Net Asset Value, End of Period............   $ 14.61     $ 13.85      $ 11.54
                                             =======     =======      =======
Total Return (excludes redemption
 charge)..................................      9.46%      20.96%       17.52%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000).........   $ 9,223     $ 7,463      $ 3,477
Ratio of expenses to average net assets...      2.10%       1.97%        2.05%(d)
Ratio of net investment income to average
 net assets...............................     (1.34)%     (1.26)%      (1.10)%(d)
Ratio of expenses to average net assets*..      2.30%       2.48%        3.11%(d)
Portfolio turnover**......................       111%         79%          77%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Capital Growth Fund.
(b) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(c) Not annualized.
(d) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS
Growth Fund (a)

 Financial Highlights, Trust Shares/\

                                            Year Ended  Year Ended  Period Ended
                                             July 31,    July 31,     July 31,
                                               2000        1999     1998 (b)(c)
                                            ----------  ----------  ------------
Net Asset Value, Beginning of Period.......  $ 14.11     $ 11.65       $ 9.55
                                             -------     -------       ------
Investment Activities
 Net investment income (loss)..............    (0.06)      (0.02)          --
 Net realized and unrealized gains (losses)
  from investments.........................     1.54        2.57         2.10
                                             -------     -------       ------
 Total from Investment Activities..........     1.48        2.55         2.10
                                             -------     -------       ------
Distributions
 Net realized gains from investment
  transactions.............................    (0.55)      (0.09)          --
                                             -------     -------       ------
 Total Distributions.......................    (0.55)      (0.09)          --
                                             -------     -------       ------
Net change in asset value..................     0.93        2.46         2.10
                                             -------     -------       ------
Net Asset Value, End of Period.............  $ 15.04     $ 14.11       $11.65
                                             =======     =======       ======
Total Return...............................    10.51%      22.05%       16.50%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)..........  $27,499     $18,055       $2,824
Ratio of expenses to average net assets....     1.15%       0.96%        0.99%(e)
Ratio of net investment income to average
 net assets................................    (0.40)%     (0.28)%       0.00%(e)
Ratio of expenses to average net assets*...     1.37%       1.47%        2.05%(e)
Portfolio turnover**.......................      111%         79%          77%

/\  Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Capital Growth Fund.
(b) For the period from August 3, 1997 (commencement of operations) through July 31, 1998.
(c) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(d) Represents total return based on the activity of Classic Shares for the period from August 4, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 21.99%.
(e) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Capital Growth Fund                                                July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks (94.0%)

                                                            Shares or
                                                            Principal  Market
                                                             Amount    Value
                                                            --------- ---------

Aerospace/Defense (1.0%)
United Technologies Corp. .................................    55,000 $   3,211
                                                                      ---------
Banks (3.0%)
Northern Trust Corp........................................   130,000     9,734
                                                                      ---------
Business Equipment & Services (3.7%)
Cintas Corp. ..............................................    89,500     3,776
Paychex, Inc. .............................................   180,000     8,235
                                                                      ---------
                                                                         12,011
                                                                      ---------
Computer Hardware (7.1%)
Dell Computer Corp. (b)....................................   100,000     4,394
Hewlett-Packard Co. .......................................    42,500     4,640
IBM Corp. .................................................    45,000     5,060
Sun Microsystems, Inc. (b).................................    80,000     8,435
                                                                      ---------
                                                                         22,529
                                                                      ---------
Computer Software & Services (10.6%)
Cisco Systems, Inc. (b)....................................    73,000     4,777
DST Systems Inc. (b).......................................    74,000     6,910
EMC Corp. (b)..............................................    97,000     8,257
Microsoft Corp. (b)........................................   105,000     7,330
Oracle Corp. (b)...........................................    85,000     6,391
                                                                      ---------
                                                                         33,665
                                                                      ---------
Containers & Packaging (0.7%)
Sealed Air Corp. (b).......................................    47,500     2,393
                                                                      ---------
Cosmetics/Toiletries (0.6%)
Colgate-Palmolive Co. .....................................    35,000     1,949
                                                                      ---------
Data Processing & Reproduction (2.3%)
Automatic Data Processing, Inc. ...........................   150,000     7,434
                                                                      ---------
Diversified Manufacturing (4.6%)
Corning, Inc. .............................................    14,000     3,275
General Electric Co. ......................................   136,500     7,021
Tyco International Ltd. ...................................    85,020     4,549
                                                                      ---------
                                                                         14,845
                                                                      ---------
Educational Services (1.7%)
DeVry, Inc. (b)............................................   165,000     5,589
                                                                      ---------
Electronic Components (1.9%)
Altera Corp. (b)...........................................    18,000     1,767
LSI Logic Corp. (b)........................................    70,000     2,371
QLogic Corp. (b)...........................................    25,000     1,863
                                                                      ---------
                                                                          6,001
                                                                      ---------
Financial Services (5.5%)
American Express Co. ......................................   125,000     7,086
Biotech Holders Trust......................................    17,500     2,949
Citigroup, Inc.............................................   110,000     7,762
                                                                      ---------
                                                                         17,797
                                                                      ---------
Food Distributors & Wholesalers (1.8%)
Sysco Corp.................................................   150,600     5,930
                                                                      ---------
Health Care -- Drugs (4.3%)
Amgen, Inc. (b)............................................    87,000     5,650
Cardinal Health, Inc.......................................   112,800     8,290
                                                                      ---------
                                                                         13,940
                                                                      ---------

 Common Stocks, continued

                                                            Shares or
                                                            Principal  Market
                                                             Amount    Value
                                                            --------- ---------

Insurance (4.7%)
American International Group, Inc. ........................   107,250 $   9,404
Marsh & McLennan Cos., Inc. ...............................    48,000     5,856
                                                                      ---------
                                                                         15,260
                                                                      ---------
Internet Software (1.2%)
America Online, Inc. (b)...................................    70,000     3,732
                                                                      ---------
Medical Equipment & Supplies (5.1%)
Medtronic, Inc.............................................   115,000     5,872
PE Biosystems Group........................................    15,000     1,308
Stryker Corp...............................................   170,000     7,300
Sybron International Corp. (b).............................   100,000     2,081
                                                                      ---------
                                                                         16,561
                                                                      ---------
Oil & Gas Exploration, Production & Services (4.2%)
Enron Corp.................................................   103,000     7,583
Schlumberger Ltd. .........................................    80,000     5,915
                                                                      ---------
                                                                         13,498
                                                                      ---------
Pharmaceuticals (3.9%)
Pfizer, Inc................................................   193,750     8,355
Schering-Plough Corp.......................................   100,000     4,319
                                                                      ---------
                                                                         12,674
                                                                      ---------
Retail (16.4%)
Best Buy Co., Inc. (b).....................................    88,500     6,439
CVS Corp...................................................   161,000     6,349
Dollar Tree Stores, Inc. (b)...............................   120,750     5,139
Home Depot, Inc............................................    95,000     4,916
Lowes Companies, Inc.......................................   125,000     5,273
Safeway, Inc. (b)..........................................   140,000     6,309
Target Corp................................................   190,000     5,510
Wal-Mart Stores, Inc. .....................................   115,000     6,318
Walgreen Co................................................   200,000     6,238
                                                                      ---------
                                                                         52,491
                                                                      ---------
Semiconductors (4.4%)
Applied Materials, Inc. (b)................................    45,000     3,414
Intel Corp. ...............................................   116,000     7,743
Texas Instruments, Inc.....................................    51,000     2,993
                                                                      ---------
                                                                         14,150
                                                                      ---------
Technology (0.9%)
Agilent Technologies (b)...................................         1        --*
Novellus Systems, Inc. (b).................................    51,500     2,778
                                                                      ---------
Telecommunications --  Equipment (0.9%)
Tellabs, Inc. (b)..........................................    45,000     2,925
                                                                      ---------
Utilities -- Telecommunications (3.5%)
Qwest Communications International, Inc. (b)...............   110,000     5,163
WorldCom, Inc. (b).........................................   155,000     6,055
                                                                      ---------
                                                                         11,218
                                                                      ---------
TOTAL COMMON STOCKS........................................             302,315
                                                                      ---------

                                   Continued

AMSOUTH FUNDS                                 Schedule of Portfolio Investments
Capital Growth Fund                                               July 31, 2000
                                          (Amounts in thousands, except shares)

 Investment Companies (3.8%)

                                                            Shares or
                                                            Principal  Market
                                                             Amount    Value
                                                            --------- ---------

AIM Liquid Assets Money Market Fund........................     1,000 $       1
AmSouth Prime Money Market Fund............................ 4,855,582     4,856
S & P 500 Depositary Receipts..............................    40,000     5,717
S & P Mid-Cap 400 Depositary Receipts......................    20,000     1,800
                                                                      ---------
TOTAL INVESTMENT COMPANIES.................................              12,374
                                                                      ---------

 Short-Term Securities+ (34.8%)

Commercial Paper (22.3%)
Asset Backed -- Miscellaneous (4.7%)
Asset Securitization Corp., 6.60%, 9/6/00.................. $   4,662     4,583
Corporate Receivables, 6.62%, 8/1/00.......................     5,828     5,827
Falcon Asset Securitization Corp., 6.62%, 8/14/00..........     4,662     4,585
                                                                      ---------
                                                                         14,995
                                                                      ---------
Financial Services (12.9%)
Golden Funding Corp., 6.55%-6.62%, 9/8/00-9/18/00..........     5,941     5,864
Liberty Street Funding Corp., 6.56%, 10/11/00..............     4,153     4,083
Moat Funding Corp., 6.54%-6.67%, 8/11/00-10/6/00...........     5,944     5,851
Orix Corp., 6.85%, 8/10/00.................................     2,914     2,882
Superior Funding Corp., 6.51%-6.53%, 8/21/00-8/29/00.......     6,411     6,373
TransAmerica, 6.65%, 9/5/00................................     4,662     4,604
Trident, 6.70%, 8/4/00.....................................     5,828     5,788
UBS Finance, 6.57%-6.64%, 8/1/00-8/7/00....................     6,213     6,208
                                                                      ---------
                                                                         41,653
                                                                      ---------
Food -- Retail (0.9%)
Safeway, Inc., 6.70%, 8/15/00..............................     2,914     2,893
                                                                      ---------
Miscellaneous (0.7%)
Tyco International, Ltd., 6.91%, 8/7/00....................     2,411     2,383
                                                                      ---------
Utilities -- Electrical & Gas (1.3%)
Dominion Resources, Inc., 6.88%, 8/7/00....................     4,080     4,032
                                                                      ---------
Utilities -- Telecommunications (1.8%)
Qwest Communications International, Inc., 6.80%, 9/5/00....     5,828     5,762
                                                                      ---------
Total Commerical Paper.....................................              71,718
                                                                      ---------
Floating Rate Notes (2.4%)
Financial Services (1.9%)
Ford Motor Credit Co., 6.71%**, 4/11/02, MTN...............     2,331     2,331
General Motors Acceptance Corp., 6.72%**, 4/5/02, MTN......     1,164     1,164
General Motors Acceptance Corp., 6.94%**, 11/13/00, MTN....     1,399     1,399
KeyCorp, 6.94%**, 10/23/00, MTN............................     1,166     1,166
                                                                      ---------
                                                                          6,060
                                                                      ---------

 Short-Term Securities+, continued

                                                          Shares or
                                                          Principal   Market
                                                            Amount    Value
                                                          ---------- ---------

Floating Rate Notes, continued
Miscellaneous (0.5%)
Tyco International, Ltd., 7.47%**, 9/5/00 (c)............ $    1,748 $   1,748
                                                                     ---------
Total Floating Rate Notes................................                7,808
                                                                     ---------
Time Deposits (2.7%)
Amex Centurion, 6.56%-6.58%, 8/8/00-8/30/00..............      8,742     8,742
                                                                     ---------
Investment Companies (5.6%)
AIM Liquid Asset Money Market Fund....................... 18,028,042    18,028
                                                                     ---------
Repurchase Agreements (1.8%)
Lehman Brothers, 6.74%, 8/1/00, dated 7/31/00, with a
 maturity value of $5,829 (See Significant Accounting
 Policies, Securities Lending in the Notes to Financial
 Statements for collateral description) ................. $    5,828     5,828
                                                                     ---------
TOTAL SHORT-TERM SECURITIES..............................              112,124
                                                                     ---------
TOTAL INVESTMENTS (Cost $378,840) (a) -- (132.6%)........              426,813
Liabilities in excess of other
 assets -- (-32.6%)......................................             (104,966)
                                                                     ---------
TOTAL NET ASSETS -- (100.0%).............................            $ 321,847
                                                                     =========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $762. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.............................................. $57,725
  Unrealized depreciation.............................................. (10,514)
                                                                        -------
  Net unrealized appreciation.......................................... $47,211
                                                                        =======

(b) Represents non-income producing securities.
(c) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended.
 * Due to rounding, figure was below thousand dollar threshold.
** Variable rate security. Rate represents rate in effect at July 31, 2000.
 + Represents securities purchased with cash collateral received on loaned securities.
MTN -- Medium Term Note
                       See notes to financial statements

AMSOUTH FUNDS
Capital Growth Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $373,012).......................          $420,985
Repurchase agreements, at cost..............................             5,828
                                                                      --------
 Total Investments..........................................           426,813
Cash........................................................               228
Interest and dividends receivable...........................                74
Receivable for capital shares issued........................               124
Receivable for investments sold.............................             6,876
Receivable from investment adviser..........................                20
Prepaid expenses and other assets...........................                22
                                                                      --------
 Total Assets...............................................           434,157
Liabilities:
Payable for return of collateral held for securities on
 loan....................................................... $112,124
Payable for capital shares redeemed.........................       10
Accrued expenses and other payables:
 Investment advisory fees...................................       86
 Administration fees........................................        8
 Distribution fees..........................................       37
 Custodian fees.............................................        8
 Other......................................................       37
                                                             --------
 Total Liabilities..........................................           112,310
                                                                      --------
Net Assets:
Capital.....................................................           247,551
Undistributed (distributions in excess of) net investment
 income.....................................................                (5)
Undistributed (distributions in excess of) net realized
 gains......................................................            26,328
Net unrealized appreciation (depreciation) from
 investments................................................            47,973
                                                                      --------
Net Assets..................................................          $321,847
                                                                      ========
Class A Shares
 Net Assets.................................................          $ 14,137
 Shares outstanding.........................................               945
 Redemption price per share.................................          $  14.97
                                                                      ========
Class A Shares -- Maximum Sales Charge......................              4.50%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent).....................................................          $  15.68
                                                                      ========
Class B Shares
 Net Assets.................................................          $  8,939
 Shares outstanding.........................................               618
 Offering price per share*..................................          $  14.46
                                                                      ========
Trust Shares (b)
 Net Assets.................................................          $298,771
 Shares outstanding.........................................            20,071
 Offering and redemption price per share....................          $  14.89
                                                                      ========

---------
*  Redemption price per share varies by length of time shares are held.
(a)  Formerly ISG Capital Growth Fund.
(b)  Formerly Institutional Shares.
(c)  For the period from January 1, 2000 through July 31, 2000.
 Statements of Operations

                                                      Period Ended  Year Ended
                                                        July 31,   December 31,
                                                        2000 (c)       1999
                                                      ------------ ------------
                                                       (Amounts in thousands)
Investment Income:
Interest income.....................................    $    69      $   105
Dividend income.....................................      1,298        1,890
Income from securities lending......................        154          229
                                                        -------      -------
 Total Investment Income............................      1,521        2,224
Expenses:
Investment advisory fees............................      1,355        1,476
Administration fees.................................        332          341
Distribution fees -- Class A Shares.................          5           19
Distribution fees -- Class B Shares.................         45           40
Shareholder servicing fees -- Class A Shares........         16           11
Shareholder servicing fees -- Class B Shares........          4           13
Shareholder servicing fees -- Trust Shares (b)......        251          321
Custodian fees......................................         82           60
Accounting fees.....................................          5           25
Transfer agent fees.................................         63           76
Trustee fees and expenses...........................          6            6
Other fees..........................................         80          127
                                                        -------      -------
 Total expenses before voluntary fee reductions/
  reimbursements....................................      2,244        2,515
 Expenses voluntarily reduced/reimbursed............       (196)         (26)
                                                        -------      -------
 Net expenses.......................................      2,048        2,489
                                                        -------      -------
Net Investment Income (Loss)........................       (527)        (265)
                                                        -------      -------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions.......................................     18,488       46,657
Net change in unrealized appreciation (depreciation)
 from investments...................................     (3,450)         466
                                                        -------      -------
Net realized/unrealized gains (losses) from
 investments........................................     15,038       47,123
                                                        -------      -------
Change in net assets resulting from operations......    $14,511      $46,858
                                                        =======      =======

                       See notes to financial statements

AMSOUTH FUNDS
Capital Growth Fund (a)

 Statements of Changes in Net Assets

                                        Period Ended  Year Ended   Year Ended
                                          July 31,   December 31, December 31,
                                          2000 (b)       1999         1998
                                        ------------ ------------ ------------
                                                (Amounts in thousands)
From Investment Activities:
Operations:
 Net Investment income (loss).........    $   (527)    $   (265)    $     87
 Net realized gains (losses) from
  investment transactions.............      18,488       46,657       31,139
 Net change in unrealized appreciation
  (depreciation) from investments.....      (3,450)         466       13,756
                                          --------     --------     --------
Change in net assets resulting from
 operations...........................      14,511       46,858       44,982
                                          --------     --------     --------
Distributions to Class A Shareholders:
 From net realized gains on investment
  transactions........................          --       (1,690)        (660)
Distributions to Class B Shareholders:
 From net realized gains on investment
  transactions........................          --       (1,261)        (356)(c)
Distributions to Trust Shareholders
 (d):
 From net investment income...........          --           --          (87)
 In excess of net investment income...         (35)          --           (2)
 From net realized gains on investment
  transactions........................          --      (39,425)     (25,873)
                                          --------     --------     --------
Change in net assets from shareholder
 distributions........................         (35)     (42,376)     (26,978)
                                          --------     --------     --------
Change in net assets from capital
 transactions.........................      47,546       74,316       20,404
                                          --------     --------     --------
Change in net assets..................      62,022       78,798       38,408
Net Assets:
 Beginning of period..................     259,825      181,027      142,619
                                          --------     --------     --------
 End of period........................    $321,847     $259,825     $181,027
                                          ========     ========     ========

---------
(a) Formerly ISG Capital Growth Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from February 5, 1998 (commencement of operations) through December 31, 1998.
(d) Formerly Institutional Shares.
                       See notes to financial statements

AMSOUTH FUNDS
Capital Growth Fund (a)

 Financial Highlights, Class A Shares

                         Period Ended     Year Ended   Year Ended   Year Ended  Period Ended
                           July 31,      December 31, December 31, December 31, December 31,
                           2000 (b)          1999         1998         1997       1996 (c)
                         ------------    ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....   $ 14.37         $ 14.20      $ 12.80      $ 11.32      $ 10.00
                           -------         -------      -------      -------      -------
Investment Activities
 Net investment income
  (loss)................     (0.04)          (0.04)       (0.01)        0.06           --
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.64            2.97         3.89         3.40         1.32
                           -------         -------      -------      -------      -------
 Total from Investment
  Activities............      0.60            2.93         3.88         3.46         1.32
                           -------         -------      -------      -------      -------
Distributions
 Net investment income..        --              --           --        (0.06)          --
 Net realized gains.....        --           (2.76)       (2.48)       (1.92)          --
                           -------         -------      -------      -------      -------
 Total Distributions....        --           (2.76)       (2.48)       (1.98)          --
                           -------         -------      -------      -------      -------
Net change in asset
 value..................      0.60            0.17         1.40         1.48         1.32
                           -------         -------      -------      -------      -------
Net Asset Value, End of
 Period.................   $ 14.97         $ 14.37      $ 14.20      $ 12.80      $ 11.32
                           =======         =======      =======      =======      =======
Total Return (excludes
 sales charge)..........      4.18%(d)       21.85%       32.05%       30.79%       13.20%(d)
Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $14,137         $10,310      $ 4,631      $   858      $49,008
Ratio of expenses to
 average net assets.....      1.32%(e)        1.32%        1.28%        0.93%        1.20%(e)
Ratio of net investment
 income to average net
 assets.................     (0.49)%(e)      (0.33)%      (0.19)%       0.42%       (0.02)%(e)
Ratio of expenses to
 average net assets*....      1.37%(e)        1.33%        1.29%        1.18%        1.39%(e)
Portfolio turnover**....        91%            178%         152%         116%          69%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Capital Growth Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from April 1, 1996 (commencement of operations) through December 31, 1996.
(d) Not annualized.
(e) Annualized.

 Financial Highlights, Class B Shares

                                     Period Ended    Year Ended  Period Ended
                                       July 31,     December 31, December 31,
                                       2000 (b)        1999+       1998 (c)
                                     ------------   ------------ ------------
Net Asset Value, Beginning of
 Period.............................    $13.93         $13.92       $13.10
                                        ------         ------       ------
Investment Activities
 Net investment income (loss).......     (0.09)         (0.14)       (0.05)
 Net realized and unrealized gains
  (losses) from investments.........      0.62           2.91         3.35
                                        ------         ------       ------
 Total from Investment Activities...      0.53           2.77         3.30
                                        ------         ------       ------
Distributions
 Net realized gains.................        --          (2.76)       (2.48)
                                        ------         ------       ------
 Total Distributions................        --          (2.76)       (2.48)
                                        ------         ------       ------
Net change in asset value...........      0.53           0.01         0.82
                                        ------         ------       ------
Net Asset Value, End of Period......    $14.46         $13.93       $13.92
                                        ======         ======       ======
Total Return (excludes redemption
 charge)............................      3.80%(d)      21.11%       26.86%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)...    $8,939         $7,704       $2,854
Ratio of expenses to average net
 assets.............................      1.96%(e)       1.92%        2.04%(e)
Ratio of net investment income to
 average net assets.................     (1.11)%(e)     (0.93)%      (0.95)%(e)
Ratio of expenses to average net
 assets*............................      2.07%(e)       1.93%          (f)
Portfolio turnover**................        91%           178%         152%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a)  Formerly ISG Capital Growth Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 5, 1998 (commencement of operations) through December 31, 1998.
(d)  Not annualized.
(e)  Annualized.
(f)  There was no fee reduction in this period.
                       See notes to financial statements

AMSOUTH FUNDS
Capital Growth Fund (a)

 Financial Highlights, Trust Shares/\

                          Period Ended     Year Ended   Year Ended  Period Ended
                            July, 31      December 31, December 31, December 31,
                            2000 (b)          1999         1998       1997 (c)
                          ------------    ------------ ------------ ------------
Net Asset Value, Begin-
 ning of Period.........    $  14.27        $  14.09     $  12.69     $  14.51
                            --------        --------     --------     --------
Investment Activities
 Net investment income
  (loss)................       (0.02)          (0.01)        0.01         0.02
 Net realized and
  unrealized gains
  (losses) from invest-
  ments.................        0.64            2.95         3.88         0.10
                            --------        --------     --------     --------
 Total from Investment
  Activities............        0.62            2.94         3.89         0.12
                            --------        --------     --------     --------
Distributions
 Net investment income..          --              --        (0.01)       (0.02)
 Net realized gains.....          --           (2.76)       (2.48)       (1.92)
                            --------        --------     --------     --------
Total Distributions.....          --           (2.76)       (2.49)       (1.94)
                            --------        --------     --------     --------
Net change in asset val-
 ue.....................        0.62            0.18         1.40        (1.82)
                            --------        --------     --------     --------
Net Asset Value, End of
 Period.................    $  14.89        $  14.27     $  14.09     $  12.69
                            ========        ========     ========     ========
Total Return............        4.36%(d)       22.09%       32.40%        0.88%(d)

Ratios/Supplemental Da-
 ta:
Net Assets at end of pe-
 riod (000).............    $298,771        $241,810     $173,542     $141,761
Ratio of expenses to av-
 erage net assets.......        1.11%(e)        1.07%        1.02%        0.58%(e)
Ratio of net investment
 income to average net
 assets.................       (0.26)%(e)      (0.09)%       0.07%        0.80%(e)
Ratio of expenses to av-
 erage net assets*......        1.22%(e)        1.08%        1.03%        0.99%(e)
Portfolio turnover**....          91%            178%         152%         116%

/\   Formerly Institutional Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Capital Growth Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(d)  Not annualized.
(e)  Annualized.
                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Large Cap Fund                                                     July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks (98.0%)

                                                           Shares or
                                                           Principal    Market
                                                             Amount     Value
                                                           ---------- ----------

Advertising (1.0%)
The Interpublic Group of Companies, Inc. .................    200,000 $    8,013
                                                                      ----------
Aerospace/Defense (1.5%)
Boeing Co.................................................    250,000     12,250
                                                                      ----------
Beverages (3.9%)
Coca-Cola Co..............................................    245,000     15,022
PepsiCo, Inc..............................................    355,000     16,263
                                                                      ----------
                                                                          31,285
                                                                      ----------
Business Equipment & Services (1.0%)
Paychex, Inc..............................................    180,000      8,235
                                                                      ----------
Computer Hardware (10.4%)
Compaq Computer Corp......................................    400,000     11,225
Dell Computer Corp. (b)...................................    200,000      8,788
Hewlett-Packard Co. ......................................    180,000     19,653
IBM Corp..................................................    200,000     22,487
Sun Microsystems, Inc. (b)................................    200,000     21,087
                                                                      ----------
                                                                          83,240
                                                                      ----------
Computer Software & Services (8.8%)
BMC Software, Inc. (b)....................................    200,000      3,775
Cisco Systems, Inc. (b)...................................    180,000     11,779
Electronic Data Systems Corp. ............................    200,000      8,600
EMC Corp. (b).............................................    200,000     17,024
Microsoft Corp. (b).......................................    200,000     13,963
Oracle Corp. (b)..........................................    200,000     15,037
                                                                      ----------
                                                                          70,178
                                                                      ----------
Consumer Goods (2.2%)
Gillette Co. .............................................    300,000      8,757
Procter & Gamble Co.......................................    150,000      8,531
                                                                      ----------
                                                                          17,288
                                                                      ----------
Data Processing & Reproduction (2.5%)
Automatic Data Processing, Inc............................    400,000     19,825
                                                                      ----------
Diversified Manufacturing (7.8%)
General Electric Co.......................................    500,000     25,718
Honeywell International, Inc..............................    200,000      6,725
Illinois Tool Works, Inc..................................    150,000      8,588
Tyco International Ltd....................................    400,000     21,400
                                                                      ----------
                                                                          62,431
                                                                      ----------
Entertainment (1.9%)
Disney (Walt) Co. ........................................    400,000     15,475
                                                                      ----------
Food Distributors & Wholesalers (1.5%)
Sysco Corp................................................    300,000     11,813
                                                                      ----------
Food Products, Processing &
 Packaging (2.2%)
H.J. Heinz Co.............................................    150,000      5,991
International Flavors & Fragrances, Inc. .................    200,000      5,350
Sara Lee Corp. ...........................................    350,000      6,453
                                                                      ----------
                                                                          17,794
                                                                      ----------

 Common Stocks, continued

                                                           Shares or
                                                           Principal   Market
                                                            Amount      Value
                                                           --------- -----------
Health Care (6.3%)
American Home Products Corp...............................  300,000  $    15,919
Johnson & Johnson.........................................  280,000       26,058
UnitedHealth Group Inc. ..................................  100,000        8,181
                                                                     -----------
                                                                          50,158
                                                                     -----------
Health Care -- Drugs (3.5%)
Amgen, Inc. (b)...........................................  300,000       19,481
Cardinal Health, Inc......................................  120,000        8,820
                                                                     -----------
                                                                          28,301
                                                                     -----------
Household Products/Wares (0.5%)
Clorox Corp...............................................  100,000        4,131
                                                                     -----------
Machinery & Equipment (2.4%)
Dover Corp. ..............................................  420,000       19,241
                                                                     -----------
Media (0.7%)
McGraw Hill Cos., Inc. ...................................  100,000        5,944
                                                                     -----------
Medical Equipment & Supplies (3.1%)
IMS Health, Inc...........................................  225,000        4,064
Medtronic, Inc............................................  400,000       20,425
                                                                     -----------
                                                                          24,489
                                                                     -----------
Office Equipment & Services (1.5%)
Pitney Bowes, Inc.........................................  335,000       11,599
                                                                     -----------
Pharmaceuticals (10.3%)
Abbott Laboratories.......................................  400,000       16,650
Merck & Co., Inc..........................................  350,000       25,090
Pfizer, Inc...............................................  400,000       17,250
Schering-Plough Corp......................................  550,000       23,753
                                                                     -----------
                                                                          82,743
                                                                     -----------
Raw Materials (1.0%)
Avery Dennison Corp. .....................................  150,000        8,138
                                                                     -----------
Restaurants (2.4%)
McDonald's Corp...........................................  600,000       18,900
                                                                     -----------
Retail (10.7%)
Albertsons, Inc...........................................  200,000        6,038
Dollar General Stores.....................................  250,000        4,594
Gap (The), Inc............................................  300,000       10,744
Home Depot, Inc...........................................  375,000       19,406
TJX Cos., Inc.............................................  400,000        6,700
Wal-Mart Stores, Inc......................................  300,000       16,481
Walgreen Co. .............................................  700,000       21,830
                                                                     -----------
                                                                          85,793
                                                                     -----------
Semiconductors (4.4%)
Applied Materials, Inc. (b)...............................  200,000       15,175
Intel Corp................................................  300,000       20,025
                                                                     -----------
                                                                          35,200
                                                                     -----------
Technology (0.3%)
Agilent Technologies (b)..................................   68,652        2,798
                                                                     -----------
Telecommunications -- Equipment (2.7%)
Lucent Technologies, Inc. ................................  180,000        7,875
Motorola, Inc.............................................  120,000        3,968
Tellabs, Inc. (b).........................................  150,000        9,750
                                                                     -----------
                                                                          21,593
                                                                     -----------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Large Cap Fund                                                     July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                          Shares or
                          Principal    Market
                            Amount     Value
                          ---------- ----------

Tobacco (0.5%)
Philip Morris Companies,
 Inc....................     150,000 $    3,788
                                     ----------
Utilities -- Telecommunications
 (3.0%)
AT&T Corp...............     175,000      5,414
BellSouth Corp..........     150,000      5,972
SBC Communications,
 Inc....................     150,000      6,385
WorldCom, Inc. (b)......     150,000      5,859
                                     ----------
                                         23,630
                                     ----------
TOTAL COMMON STOCKS.....                784,273
                                     ----------

 Investment Companies (1.9%)

AIM Liquid Assets Money
 Market Fund............      40,451         40
AmSouth Prime Money
 Market Fund............  15,186,503     15,187
                                     ----------
TOTAL INVESTMENT
 COMPANIES..............                 15,227
                                     ----------

 Short-Term Securities+ (33.6%)

Commercial Paper (21.6%)
Asset Backed --
  Miscellaneous (4.5%)
Asset Securitization
 Corp., 6.60%, 9/6/00...  $   11,166     10,976
Corporate Receivables,
 6.62%, 8/1/00..........      13,957     13,955
Falcon Asset
 Securitization Corp.,
 6.62%, 8/14/00.........      11,166     10,981
                                     ----------
                                         35,912
                                     ----------
Financial Services
 (12.6%)
Golden Funding Corp.,
 6.55%-6.62%, 9/8/00-
 9/18/00................      14,228     14,043
Liberty Street Funding
 Corp., 6.56%,
 10/11/00...............       9,946      9,778
Moat Funding Corp.,
 6.54%-6.67%, 8/11/00-
 10/6/00................      14,237     14,013
Orix Corp., 6.85%,
 8/10/00................       6,979      6,902
Superior Funding Corp.,
 6.51%-6.53%, 8/21/00-
 8/29/00................      15,353     15,266
TransAmerica, 6.65%,
 9/5/00.................      11,166     11,026
Trident, 6.70%, 8/4/00..      13,957     13,861
UBS Finance, 6.57%-
 6.64%,
 8/1/00-8/7/00..........      14,879     14,871
                                     ----------
                                         99,760
                                     ----------
Food -- Retail (0.9%)
Safeway, Inc., 6.70%,
 8/15/00................       6,979      6,928
                                     ----------
Miscellaneous (0.7%)
Tyco International,
 Ltd., 6.91%, 8/7/00....       5,774      5,708
                                     ----------
Utilities -- Electrical
 & Gas (1.2%)
Dominion Resources,
 Inc., 6.88%, 8/7/00....       9,770      9,656
                                     ----------
Utilities -- Telecommunications
 (1.7%)
Qwest Communications
 International, Inc.,
 6.80%, 9/5/00..........      13,957     13,799
                                     ----------
Total Commercial Paper..                171,763
                                     ----------

 Short-Term Securities+, continued


                                                          Shares or
                                                          Principal    Market
                                                            Amount     Value
                                                          ---------- ----------

Floating Rate Notes (2.3%)
Financial Services (1.8%)
Ford Motor Credit Co., 6.71%*, 4/11/02, MTN.............  $    5,583 $    5,583
General Motors Acceptance Corp., 6.72%*, 4/5/02, MTN....       2,789      2,789
General Motors Acceptance Corp., 6.94%*, 11/13/00, MTN..       3,350      3,350
KeyCorp, 6.94%*, 10/23/00, MTN..........................       2,791      2,791
                                                                     ----------
                                                                         14,513
                                                                     ----------
Miscellaneous (0.5%)
Tyco International, Ltd., 7.47%*, 9/5/00 (c)............       4,187      4,186
                                                                     ----------
Total Floating Rate Notes...............................                 18,699
                                                                     ----------
Time Deposits (2.6%)
Amex Centurion, 6.56%-6.58%, 8/8/00-8/30/00.............      20,936     20,936
                                                                     ----------
Investment Companies (5.4%)
AIM Liquid Asset Money Market Fund......................  43,176,042     43,176
                                                                     ----------
Repurchase Agreements (1.7%)
Lehman Brothers, 6.74%, 8/1/00, dated 7/31/00, with a
 maturity value of $13,960 (See Significant Accounting
 Policies, Securities Lending in the Notes to Financial
 Statements for collateral description).................  $   13,957     13,957
                                                                     ----------
TOTAL SHORT-TERM SECURITIES.............................                268,531
                                                                     ----------
TOTAL INVESTMENTS (Cost $678,924) (a) -- (133.5%).......              1,068,031
Liabilities in excess of other
 assets -- (-33.5%).....................................               (268,170)
                                                                     ----------
TOTAL NET ASSETS -- (100.0%)............................             $  799,861
                                                                     ==========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation............................................. $416,732
  Unrealized depreciation.............................................  (27,625)
                                                                       --------
  Net unrealized appreciation......................................... $389,107
                                                                       ========

(b) Non-income producing securities.
(c) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended.
* Variable rate security. Rate represents rate in effect at July 31, 2000.
+ Represents securities purchased with cash collateral received on loaned securities.
MTN -- Medium Term Note
                       See notes to financial statements

AMSOUTH FUNDS
Large Cap Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $664,967).....................          $1,054,074
Repurchase agreements, at cost............................              13,957
                                                                    ----------
 Total Investments........................................           1,068,031
Interest and dividends receivable.........................                 444
Receivable for capital shares issued......................                 351
Prepaid expenses and other assets.........................                  36
                                                                    ----------
 Total Assets.............................................           1,068,862
Liabilities:
Payable for return of collateral held for securities on
 loan..................................................... $268,531
Custody payable...........................................       30
Payable for capital shares redeemed.......................       27
Accrued expenses and other payables:
 Investment advisory fees.................................      201
 Administration fees......................................       20
 Distribution fees........................................       99
 Custodian fees...........................................       19
 Other....................................................       74
                                                           --------
 Total Liabilities........................................             269,001
                                                                    ----------
Net Assets:
Capital...................................................             307,209
Undistributed (distributions in excess of) net realized
 gains....................................................             103,545
Net unrealized appreciation (depreciation) from
 investments..............................................             389,107
                                                                    ----------
Net Assets................................................          $  799,861
                                                                    ==========
Class A Shares
 Net Assets...............................................          $   81,099
 Shares outstanding.......................................               2,882
 Redemption price per share...............................          $    28.14
                                                                    ==========
Class A Shares -- Maximum Sales Charge....................                4.50%
                                                                    ----------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent)...................................................          $    29.47
                                                                    ==========
Class B Shares
 Net Assets...............................................          $   24,655
 Shares outstanding.......................................                 889
 Offering price per share*................................          $    27.74
                                                                    ==========
Trust Shares (b)
 Net Assets...............................................          $  694,107
 Shares outstanding.......................................              24,665
 Offering and redemption price per share..................          $    28.14
                                                                    ==========

---------
* Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Large-Cap Equity Fund.
(b) Formerly Institutional Shares.
(c) For the period from January 1, 2000 through July 31, 2000.
 Statements of Operations

                                                      Period Ended  Year Ended
                                                        July 31,   December 31,
                                                        2000 (c)       1999
                                                      ------------ ------------
                                                       (Amounts in thousands)
Investment Income:
Dividend income.....................................    $  4,512     $  8,553
Income from securities lending......................         502          242
                                                        --------     --------
 Total Investment Income............................       5,014        8,795
Expenses:
Investment advisory fees............................       3,677        5,769
Administration fees.................................         861        1,154
Distribution fees -- Class A Shares.................          38          173
Distribution fees -- Class B Shares.................         117           75
Shareholder servicing fees -- Class A Shares........         101          104
Shareholder servicing fees -- Class B Shares........          10           25
Shareholder servicing fees -- Trust Shares (b)......         615        1,035
Custodian fees......................................         169          185
Accounting fees.....................................           1           25
Transfer agent fees.................................         165          205
Trustee fees and expenses...........................          15           24
Other fees..........................................         137          274
                                                        --------     --------
 Total expenses before voluntary fee
  reductions/reimbursements.........................       5,906        9,048
 Expenses voluntarily reduced/reimbursed............        (732)        (982)
                                                        --------     --------
 Net expenses.......................................       5,174        8,066
                                                        --------     --------
Net Investment Income (Loss)........................        (160)         729
                                                        --------     --------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions.......................................      56,300      205,658
Net change in unrealized appreciation (depreciation)
 from investments...................................     (52,282)     (70,611)
                                                        --------     --------
Net realized/unrealized gains (losses) from
 investments........................................       4,018      135,047
                                                        --------     --------
Change in net assets resulting from operations......    $  3,858     $135,776
                                                        ========     ========

                       See notes to financial statements

AMSOUTH FUNDS
Large Cap Fund (a)

 Statements of Changes in Net Assets

                           Period Ended  Year Ended  Period Ended    Year Ended
                             July 31,   December 31, December 31,   February 28,
                             2000 (b)       1999       1998 (c)         1998
                           ------------ ------------ ------------   ------------
                                         (Amounts in thousands)
From Investment
 Activities:
Operations:
 Net investment income
  (loss).................    $   (160)   $     729     $  1,332       $  3,180
 Net realized gains
  (losses) from
  investment
  transactions...........      56,300      205,658       32,551          9,991
 Net change in unrealized
  appreciation
  (depreciation) from
  investments............     (52,282)     (70,611)     146,744        193,990
                             --------    ---------     --------       --------
Change in net assets
 resulting from
 operations..............       3,858      135,776      180,627        207,161
                             --------    ---------     --------       --------
Distributions to Class A
 Shareholders:
 From net investment
  income.................          --          (73)      (1,673)        (3,295)
 In excess of net
  investment income......         (15)          (1)          --             --
 From net realized gains
  on investment
  transactions...........          --      (11,381)     (38,068)        (4,464)
Distributions to Class B
 Shareholders:
 From net realized gains
  on investment
  transactions...........          --       (2,572)          --             --
Distributions to Trust
 Shareholders (e):
 From net investment
  income.................          --         (655)         (58)(d)         --
 In excess of net
  investment income......        (236)          (5)          --             --
 From net realized gains
  on investment
  transactions...........          --     (104,281)          --             --
                             --------    ---------     --------       --------
Change in net assets from
 shareholder
 distributions...........        (251)    (118,968)     (39,799)        (7,759)
                             --------    ---------     --------       --------
Change in net assets from
 capital transactions....      (7,854)     (57,034)     (12,125)        25,837
                             --------    ---------     --------       --------
Change in net assets.....      (4,247)     (40,226)     128,703        225,239
Net Assets:
 Beginning of period.....     804,108      844,334      715,631        490,392
                             --------    ---------     --------       --------
 End of period...........    $799,861    $ 804,108     $844,334       $715,631
                             ========    =========     ========       ========

---------
(a) Formerly ISG Large-Cap Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from March 1, 1998 through December 31, 1998.
(d) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(e) Formerly Institutional Shares.
                       See notes to financial statements

AMSOUTH FUNDS
Large Cap Fund (a)

 Financial Highlights, Class A Shares

                         Period Ended     Year Ended  Period Ended    Year Ended   Year Ended   Year Ended   Year Ended
                           July 31,      December 31, February 28,   February 28, February 28, February 28, February 28,
                           2000 (b)          1999       1998 (c)         1998         1997         1996         1995
                         ------------    ------------ ------------   ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....   $ 28.02         $ 27.55      $ 23.01        $  16.68     $  14.49     $  11.41     $  10.87
                           -------         -------      -------        --------     --------     --------     --------
Investment Activities
 Net investment income
  (loss)................     (0.01)           0.03         0.05            0.11         0.14         0.16         0.16
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.14            5.07         5.79            6.48         2.54         3.63         0.71
                           -------         -------      -------        --------     --------     --------     --------
 Total from Investment
  Activities............      0.13            5.10         5.84            6.59         2.68         3.79         0.87
                           -------         -------      -------        --------     --------     --------     --------
Distributions
 Net investment income..        --           (0.03)       (0.05)          (0.11)       (0.14)       (0.17)       (0.16)
 In excess of net
  investment income.....     (0.01)             --           --              --           --           --           --
 Net realized gains.....        --           (4.60)       (1.25)          (0.15)       (0.35)       (0.54)       (0.17)
                           -------         -------      -------        --------     --------     --------     --------
 Total Distributions....     (0.01)          (4.63)       (1.30)          (0.26)       (0.49)       (0.71)       (0.33)
                           -------         -------      -------        --------     --------     --------     --------
Net change in asset
 value..................      0.12            0.47         4.54            6.33         2.19         3.08         0.54
                           -------         -------      -------        --------     --------     --------     --------
Net Asset Value, End of
 Period.................   $ 28.14         $ 28.02      $ 27.55        $  23.01     $  16.68     $  14.49     $  11.41
                           =======         =======      =======        ========     ========     ========     ========
Total Return (excludes
 sales charge)..........      0.45%(d)       18.85%       25.83%(d)       39.74%       18.79%       33.73%        8.23%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $81,099         $79,211      $57,772        $715,631     $490,392     $385,145     $259,998
Ratio of expenses to
 average net assets.....      1.14%(e)        1.04%        1.03%(e)        0.99%        0.92%        0.94%        0.95%
Ratio of net investment
 income to average net
 assets.................     (0.07)%(e)       0.12%        0.21%(e)        0.54%        0.95%        1.24%        1.54%
Ratio of expenses to
 average net assets*....      1.37%(e)        1.39%        1.03%(e)         (f)          (f)          (f)          (f)
Portfolio turnover**....        10%             15%           3%              6%           7%          15%           1%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Large-Cap Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(d)  Not annualized.
(e)  Annualized.
(f)  There were no fee reductions in this period.
                       See notes to financial statements

AMSOUTH FUNDS
Large Cap Fund (a)


 Financial Highlights, Class B Shares

                                      Period Ended     Year Ended  Period Ended
                                        July 31,      December 31, December 31,
                                        2000 (b)         1999 +      1998 (c)
                                      ------------    ------------ ------------
Net Asset Value, Beginning of
 Period..............................   $ 27.75         $ 27.54       $25.98
                                        -------         -------       ------
Investment Activities
 Net investment income (loss)........     (0.13)          (0.23)          --
 Net realized and unrealized gains
  (losses) from investments..........      0.12            5.04         1.56
                                        -------         -------       ------
 Total from Investment Activities....     (0.01)           4.81         1.56
                                        -------         -------       ------
Distributions
 Net realized gains..................        --           (4.60)          --
                                        -------         -------       ------
 Total Distributions.................        --           (4.60)          --
                                        -------         -------       ------
Net change in asset value............     (0.01)           0.21         1.56
                                        -------         -------       ------
Net Asset Value, End of Period.......   $ 27.74         $ 27.75       $27.54
                                        =======         =======       ======
Total Return (excludes redemption
 charge).............................     (0.04)%(d)      17.78%        6.02%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)....   $24,655         $18,584       $  100
Ratio of expenses to average net
 assets..............................      2.00%(e)        1.98%        1.10%(e)
Ratio of net investment income to
 average net assets..................     (0.93)%(e)      (0.79)%       0.23%(e)
Ratio of expenses to average net
 assets*.............................      2.07%(e)        2.00%        2.11%(e)
Portfolio turnover**.................        10%             15%           3%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) Formerly ISG Large-Cap Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from December 15, 1998 (commencement on operations) through December 31, 1998.
(d) Not annualized.
(e) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS
Large Cap Fund (a)

 Financial Highlights, Trust Shares/\

                                     Period Ended    Year Ended  Period Ended
                                       July 31,     December 31, December 31,
                                       2000 (b)         1999       1998 (c)
                                     ------------   ------------ ------------
Net Asset Value, Beginning of
 Period.............................   $  28.01       $  27.54     $  25.52
                                       --------       --------     --------
Investment Activities
 Net investment income (loss).......         --           0.03           --
 Net realized and unrealized gains
  (losses) from investments.........       0.14           5.07         2.02
                                       --------       --------     --------
 Total from Investment Activities...       0.14           5.10         2.02
                                       --------       --------     --------
Distributions
 Net investment income..............         --          (0.03)          --
 In excess of net investment
  income............................      (0.01)            --           --
 Net realized gains.................         --          (4.60)          --
                                       --------       --------     --------
 Total Distributions................      (0.01)         (4.63)          --
                                       --------       --------     --------
Net change in asset value...........       0.13           0.47         2.02
                                       --------       --------     --------
Net Asset Value, End of Period......   $  28.14       $  28.01     $  27.54
                                       ========       ========     ========
Total Return........................       0.50%(d)      18.84%        7.92%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)...   $694,107       $706,313     $786,462
Ratio of expenses to average net
 assets.............................       1.07%(e)       1.04%        1.04%(e)
Ratio of net investment income to
 average net assets.................       0.00%(e)       0.11%        0.20%(e)
Ratio of expenses to average net
 assets*............................       1.22%(e)       1.14%        1.09%(e)
Portfolio turnover**................         10%            15%           3%

/\  Formerly Institutional Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Large-Cap Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(d) Not annualized.
(e) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Mid Cap Fund                                                       July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks (91.6%)

                                                              Shares or
                                                              Principal Market
                                                               Amount    Value
                                                              --------- -------

Banking (2.7%)
BB&T Corp....................................................   94,800  $ 2,364
                                                                        -------
Cable Television (2.2%)
AT&T Corp. -- Liberty Media Group, Class A (b)...............   85,800    1,909
                                                                        -------
Computer Software & Services (11.1%)
BEA Systems, Inc. (b)........................................   55,800    2,403
Eclipsys Corp. (b)...........................................   45,000      506
Macromedia, Inc. (b).........................................   24,000    1,836
Parametric Technology Corp. (b)..............................  110,000    1,100
Peregrine Systems, Inc. (b)..................................   99,300    2,475
Veritas Software Corp. (b)...................................   15,075    1,537
                                                                        -------
                                                                          9,857
                                                                        -------
Data Processing & Reproduction (3.2%)
Fiserv, Inc. (b).............................................   50,000    2,791
                                                                        -------
Electronic Components (4.8%)
Broadcom Corp., Class A (b)..................................    8,000    1,794
QLogic Corp. (b).............................................   32,400    2,414
                                                                        -------
                                                                          4,208
                                                                        -------
Entertainment (4.1%)
MGM Mirage, Inc. ............................................  100,000    3,594
                                                                        -------
Health Care (2.6%)
Health Management Assoc., Inc., Class A (b)..................  147,850    2,319
                                                                        -------
Hotels & Lodging (3.2%)
Four Seasons Hotels, Inc.....................................   40,000    2,805
                                                                        -------
Human Resources (4.5%)
Robert Half International, Inc. (b)..........................  115,200    3,960
                                                                        -------
Industrial Goods & Services (6.7%)
SPX Corp. (b)................................................   19,150    2,742
Waters Corp. (b).............................................   27,000    3,203
                                                                        -------
                                                                          5,945
                                                                        -------
Internet Services (5.9%)
Exodus Communications, Inc. (b)..............................   40,100    1,782
Internet Security Systems Inc. (b)...........................   22,000    1,625
RealNetworks, Inc. (b).......................................   42,900    1,821
                                                                        -------
                                                                          5,228
                                                                        -------
Medical -- Biomedical/Genetic (1.5%)
PE Corp. -- Celera Genomics Group (b)........................   14,800    1,286
                                                                        -------
Multimedia (6.4%)
Clear Channel Communications, Inc. (b).......................   32,100    2,446
Echostar Communications, Class A (b).........................   26,000    1,025
Gemstar -- TV Guide International, Inc.......................   35,000    2,128
                                                                        -------
                                                                          5,599
                                                                        -------
Oil & Gas Exploration, Production & Services (8.1%)
Apache Corp. ................................................   51,000    2,536
Enron Corp. .................................................   30,000    2,209
Nabors Industries, Inc. (b)..................................   60,000    2,498
                                                                        -------
                                                                          7,243
                                                                        -------

 Common Stocks, continued

                                                              Shares or
                                                              Principal Market
                                                               Amount    Value
                                                              --------- -------

Pharmaceuticals (2.1%)
Genentech, Inc. (b)..........................................   12,400  $ 1,886
                                                                        -------
Restaurants (2.3%)
Brinker International Inc. (b)...............................   71,300    2,037
                                                                        -------
Retail (8.0%)
Best Buy Co., Inc. (b).......................................   40,000    2,910
Kohls Corp. (b)..............................................   40,000    2,270
Tiffany & Co. ...............................................   54,000    1,850
                                                                        -------
                                                                          7,030
                                                                        -------
Semiconductors (0.8%)
Applied Materials, Inc. (b)..................................    9,000      683
                                                                        -------
Technology (2.1%)
Gentex Corp. (b).............................................   79,500    1,809
                                                                        -------
Telecommunications (5.7%)
Metromedia Fiber Network, Inc., Class A (b)..................   73,000    2,564
Nextel Communications, Inc., Series A........................   44,000    2,461
NTL, Inc. (b)................................................        1      -- *
                                                                        -------
                                                                          5,025
                                                                        -------
Transportation & Shipping (1.3%)
United Parcel Service, Inc., Class B.........................   20,000    1,175
                                                                        -------
Utilities -- Telecommunications (2.3%)
NEXTLINK Communications, Class A.............................   60,000    1,984
                                                                        -------
TOTAL COMMON STOCKS..........................................            80,737
                                                                        -------

 Short-Term Securities+ (14.0%)

Commercial Paper (8.9%)
Asset Backed -- Miscellaneous (1.9%)
Asset Securitization Corp., 6.60%, 9/6/00....................  $   513      504
Corporate Receivables, 6.62%, 8/1/00.........................      641      642
Falcon Asset Securitization Corp., 6.62%, 8/14/00............      513      505
                                                                        -------
                                                                          1,651
                                                                        -------
Financial Services (5.1%)
Golden Funding Corp., 6.55%-6.62%, 9/8/00-9/18/00............      654      645
Liberty Street Funding Corp., 6.56%, 10/11/00................      457      449
Moat Funding Corp., 6.54%-6.67%, 8/11/00-10/6/00.............      654      644
Orix Corp., 6.85%, 8/10/00...................................      321      317
Superior Funding Corp., 6.51%-6.53%, 8/21/00-8/29/00.........      706      703
TransAmerica, 6.65%, 9/5/00..................................      513      507
Trident, 6.70%, 8/4/00.......................................      641      637
UBS Finance, 6.57%-6.64%, 8/1/00-8/7/00......................      684      683
                                                                        -------
                                                                          4,585
                                                                        -------
Food -- Retail (0.4%)
Safeway, Inc., 6.70%, 8/15/00................................      321      318
                                                                        -------
Miscellaneous (0.3%)
Tyco International, Ltd., 6.91%, 8/7/00......................      265      262
                                                                        -------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Mid Cap Fund                                                       July 31, 2000
                                           (Amounts in thousands, except shares)

 Short-Term Securities+, continued

                                                             Shares or
                                                             Principal Market
                                                              Amount    Value
                                                             --------- -------

Commercial Paper, continued
Utilities -- Electrical & Gas (0.5%)
Dominion Resources, Inc., 6.88%, 8/7/00..................... $     449 $   444
                                                                       -------
Utilities -- Telecommunications (0.7%)
Qwest Communications International, Inc., 6.80%, 9/5/00.....       641     634
                                                                       -------
Total Commercial Paper......................................             7,894
                                                                       -------
Floating Rate Notes (1.0%)
Financial Services (0.8%)
Ford Motor Credit Co., 6.71%**, 4/11/02, MTN................       257     257
General Motors Acceptance Corp., 6.72%**, 4/5/02, MTN.......       128     128
General Motors Acceptance Corp., 6.94%**, 11/13/00, MTN.....       154     154
KeyCorp, 6.94%**, 10/23/00, MTN.............................       128     128
                                                                       -------
                                                                           667
                                                                       -------
Miscellaneous (0.2%)
Tyco International, Ltd., 7.47%**, 9/5/00 (c)...............       192     192
                                                                       -------
Total Floating Rate Notes...................................               859
                                                                       -------
Time Deposits (1.1%)
Amex Centurion, 6.56%-6.58%, 8/8/00-8/30/00.................       962     962
                                                                       -------
Investment Companies (2.3%)
AIM Liquid Asset Money Market Fund.......................... 1,984,152   1,984
                                                                       -------

 Short-Term Securities+, continued

                                                             Shares or
                                                             Principal Market
                                                              Amount    Value
                                                             --------- -------

Repurchase Agreements (0.7%)
Lehman Brothers, 6.74%, 8/1/00, dated 7/31/00, with a
 maturity value of $642 (See Significant Accounting
 Policies, Securities Lending in the Notes to Financial
 Statements for collateral description).....................  $   641  $   641
                                                                       -------
TOTAL SHORT-TERM SECURITIES.................................            12,340
                                                                       -------
TOTAL INVESTMENTS (Cost $83,158) (a) -- (105.6%)............            93,077
Liabilities in excess of other assets -- (-5.6%)............            (4,933)
                                                                       -------
TOTAL NET ASSETS -- (100.0%)................................           $88,144
                                                                       =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.............................................. $16,873
  Unrealized depreciation..............................................  (6,954)
                                                                        -------
  Net unrealized appreciation.......................................... $ 9,919
                                                                        =======

(b)  Represents non-income producing securities.
(c) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended.
 *  Due to rounding, figure was below thousand dollar threshold.
**  Variable rate security. Rate represents rate in effect at July 31, 2000.
 + Represents securities purchased with cash collateral received on loaned securities.
MTN -- Medium Term Note
                       See notes to financial statements

AMSOUTH FUNDS
Mid Cap Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $82,517).........................          $ 92,436
Repurchase agreements, at cost...............................               641
                                                                       --------
 Total Investments...........................................            93,077
Cash.........................................................             7,265
Interest and dividends receivable............................                22
Receivable for capital shares issued.........................               194
Prepaid expenses and other assets............................                 3
                                                                       --------
 Total Assets................................................           100,561
Liabilities:
Payable for return of collateral held for securities on
 loan........................................................  $12,340
Accrued expenses and other payables:
 Investment advisory fees....................................       29
 Administration fees.........................................        2
 Distribution fees...........................................       19
 Custodian fees..............................................        2
 Other.......................................................       25
                                                               -------
 Total Liabilities...........................................            12,417
                                                                       --------
Net Assets:
Capital......................................................            82,180
Accumulated net realized losses..............................            (3,955)
Net unrealized appreciation (depreciation) from investments..             9,919
                                                                       --------
Net Assets...................................................          $ 88,144
                                                                       ========
Class A Shares
 Net Assets..................................................          $ 11,536
 Shares outstanding..........................................               692
 Redemption price per share..................................          $  16.67
                                                                       ========
Class A Shares -- Maximum Sales Charge.......................              4.50%
                                                                       --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent)......................................................          $  17.46
                                                                       ========
Class B Shares
 Net Assets..................................................          $ 12,912
 Shares outstanding..........................................               782
 Offering price per share*...................................          $  16.52
                                                                       ========
Trust Shares (b)
 Net Assets..................................................          $ 63,696
 Shares outstanding..........................................             3,815
 Offering and redemption price per share.....................          $  16.70
                                                                       ========

---------
*  Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Mid-Cap Fund.
(b) Formerly Institutional Shares.
(c) For the period from January 1, 2000 through July 31, 2000.
(d) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
 Statements of Operations

                                                      Period Ended Period Ended
                                                        July 31,   December 31,
                                                        2000 (c)     1999 (d)
                                                      ------------ ------------
                                                       (Amounts in thousands)
Investment Income:
Interest income.....................................    $    76      $    63
Dividend income.....................................         63            9
Income from securities lending......................         17            1
                                                        -------      -------
 Total Investment Income............................        156           73
Expenses:
Investment advisory fees............................        425          102
Administration fees.................................         79           15
Distribution fees -- Class A Shares.................          2            2
Distribution fees -- Class B Shares.................         47            3
Shareholder servicing fees --Class A Shares.........         10            1
Shareholder servicing fees --Class B Shares.........          2            1
Shareholder servicing fees -- Trust Shares (b)......         50           14
Custodian fees......................................         11            3
Accounting fees.....................................          7           15
Transfer agent fees.................................         28           28
Trustee fees and expenses...........................          1           --
Registration and filing fees........................         25           24
Audit fees..........................................          6           13
Other fees..........................................          5            8
                                                        -------      -------
 Total expenses before voluntary fee reductions.....        698          229
 Expenses voluntarily reduced.......................        (27)          (1)
                                                        -------      -------
 Net expenses.......................................        671          228
                                                        -------      -------
Net Investment Income (Loss)........................       (515)        (155)
                                                        -------      -------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions.......................................     (3,386)        (570)
Net change in unrealized appreciation (depreciation)
 from investments...................................     (2,489)      12,408
                                                        -------      -------
Net realized/unrealized gains (losses) from
 investments........................................     (5,875)      11,838
                                                        -------      -------
Change in net assets resulting from operations......    $(6,390)     $11,683
                                                        =======      =======

                       See notes to financial statements

AMSOUTH FUNDS
Mid Cap Fund (a)

 Statements of Changes in Net Assets

                                                      Period Ended Period Ended
                                                        July 31,   December 31,
                                                        2000 (b)     1999 (c)
                                                      ------------ ------------
                                                       (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income (loss)........................   $  (515)     $  (155)
 Net realized gains (losses) from investment
  transactions.......................................    (3,386)        (570)
 Net change in unrealized appreciation (depreciation)
  from investments...................................    (2,489)      12,408
                                                        -------      -------
Change in net assets resulting from operations.......    (6,390)      11,683
                                                        -------      -------
Change in net assets from capital transactions.......    52,813       30,038
                                                        -------      -------
Change in net assets.................................    46,423       41,721
Net Assets:
 Beginning of period.................................    41,721           --
                                                        -------      -------
 End of period.......................................   $88,144      $41,721
                                                        =======      =======

---------
(a) Formerly ISG Mid-Cap Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
                       See notes to financial statements

AMSOUTH FUNDS
Mid Cap Fund (a)

 Financial Highlights, Class A Shares

                                                  Period Ended    Period Ended
                                                    July 31,      December 31,
                                                   2000 (b)+       1999 (c)+
                                                  ------------    ------------
Net Asset Value, Beginning of Period.............   $ 17.33          $10.00
                                                    -------          ------
Investment Activities
 Net investment income (loss)....................     (0.13)          (0.14)
 Net realized and unrealized gains (losses) from
  investments....................................     (0.53)           7.47
                                                    -------          ------
 Total from Investment Activities................     (0.66)           7.33
                                                    -------          ------
Net change in asset value........................     (0.66)           7.33
                                                    -------          ------
Net Asset Value, End of Period...................   $ 16.67          $17.33
                                                    =======          ======
Total Return (excludes sales charge).............     (3.81)%(d)      73.30%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)................   $11,536          $2,357
Ratio of expenses to average net assets..........      1.62%(e)        2.28%(e)
Ratio of net investment income to average net
 assets..........................................     (1.27)%(e)      (1.62)%(e)
Ratio of expenses to average net assets*.........      1.65%(e)        2.29%(e)
Portfolio turnover**.............................        39%             20%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a)  Formerly ISG Mid-Cap Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(d)  Not annualized.
(e)  Annualized.

 Financial Highlights, Class B Shares

                                                  Period Ended    Period Ended
                                                    July 31,      December 31,
                                                   2000 (b)+       1999 (c)+
                                                  ------------    ------------
Net Asset Value, Beginning of Period.............   $ 17.28          $10.00
                                                    -------          ------
Investment Activities
 Net investment income (loss)....................     (0.20)          (0.19)
 Net realized and unrealized gains (losses) from
  investments....................................     (0.56)           7.47
                                                    -------          ------
 Total from Investment Activities................     (0.76)           7.28
                                                    -------          ------
Net change in asset value........................     (0.76)           7.28
                                                    -------          ------
Net Asset Value, End of Period...................   $ 16.52          $17.28
                                                    =======          ======
Total Return (excludes redemption charge)........     (4.40)%(d)      72.80%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)................   $12,912          $2,177
Ratio of expenses to average net assets..........      2.33%(e)        2.86%(e)
Ratio of net investment income to average net
 assets..........................................     (2.00)%(e)      (2.17)%(e)
Ratio of expenses to average net assets*.........      2.37%(e)        2.86%(e)
Portfolio turnover**.............................        39%             20%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a)  Formerly ISG Mid-Cap Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(d)  Not annualized.
(e)  Annualized.
                       See notes to financial statements

AMSOUTH FUNDS
Mid Cap Fund (a)

 Financial Highlights, Trust Shares/\

                                                  Period Ended    Period Ended
                                                    July 31,      December 31,
                                                   2000 (b)+       1999 (c)+
                                                  ------------    ------------
Net Asset Value, Beginning of Period.............   $ 17.37         $ 10.00
                                                    -------         -------
Investment Activities
 Net investment income (loss)....................     (0.11)          (0.12)
 Net realized and unrealized gains (losses) from
  investments....................................     (0.56)           7.49
                                                    -------         -------
 Total from Investment Activities................     (0.67)           7.37
                                                    -------         -------
Net change in asset value........................     (0.67)           7.37
                                                    -------         -------
Net Asset Value, End of Period...................   $ 16.70         $ 17.37
                                                    =======         =======
Total Return.....................................     (3.86)%(d)      73.70%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)................   $63,696         $37,186
Ratio of expenses to average net assets..........      1.46%(e)        2.18%(e)
Ratio of net investment income to average net
 assets..........................................     (1.08)%(e)      (1.47)%(e)
Ratio of expenses to average net assets*.........      1.53%(e)        2.18%(e)
Portfolio turnover**.............................        39%             20%

/\   Formerly Institutional Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a)  Formerly ISG Mid-Cap Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(d)  Not annualized.
(e)  Annualized.
                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Small Cap Fund                                                     July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks (95.4%)

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------

Business Services (1.2%)
Learning Tree International, Inc. (b).......................    45,600 $  2,058
                                                                       --------
Computer Software (2.2%)
Rainbow Technologies, Inc. (b)..............................    88,600    3,843
                                                                       --------
Computers & Peripherals (4.6%)
Avocent Corp. (b)...........................................   143,619    6,411
Insight Enterprises, Inc. (b)...............................    35,500    1,642
                                                                       --------
                                                                          8,053
                                                                       --------
Construction (1.6%)
Dycom Industries, Inc. (b)..................................    65,400    2,796
                                                                       --------
Electrical & Electronic (17.2%)
Cyberoptics Corp. (b).......................................    32,000    1,060
Electro Scientific Industries, Inc. (b).....................    46,500    2,113
Intergrated Silicon Solution, Inc. (b)......................    67,700    1,422
Kemet Corp. (b).............................................   159,100    3,818
Kent Electronics Corp. (b)..................................   100,600    3,131
Littelfuse, Inc. (b)........................................    48,800    1,720
Mentor Graphics Corp. (b)...................................   222,200    4,431
Merix Corp. (b).............................................    77,900    3,895
Plexus Corp. (b)............................................    19,800    2,234
Power-One, Inc. (b).........................................     8,550    1,009
Quanta Services, Inc. (b)...................................    83,600    3,825
Technitrol, Inc. ...........................................     8,800      970
                                                                       --------
                                                                         29,628
                                                                       --------
Entertainment (1.5%)
Aztar Corp. (b).............................................   170,900    2,606
                                                                       --------
Financial Services (8.9%)
Affiliated Managers Group, Inc. (b).........................    73,400    3,482
Greater Bay Bancorp.........................................    24,900    1,340
Metris Companies, Inc. .....................................    69,200    2,028
Silicon Valley Bancshares (b)...............................   117,700    5,157
Waddell & Reed Financial, Inc., Class A.....................   104,450    3,421
                                                                       --------
                                                                         15,428
                                                                       --------
Health Care (6.6%)
First Health Group Corp. (b)................................    54,100    1,657
LifePoint Hospitals, Inc. (b)...............................    93,000    2,488
NBTY, Inc. (b)..............................................    18,800      120
Oxford Health Plans, Inc. (b)...............................   167,300    4,004
Quest Diagnostics, Inc. (b).................................    31,900    3,220
                                                                       --------
                                                                         11,489
                                                                       --------
Human Resources (1.9%)
Hall, Kinion & Associates, Inc. (b).........................    83,200    3,255
                                                                       --------
Instruments -- Scientific (0.5%)
FEI Co. (b).................................................    34,900      927
                                                                       --------
Internet Broker (1.9%)
Investment Technology Group, Inc. (b).......................    66,700    3,243
                                                                       --------
Machinery -- Diversified (2.5%)
Asyst Technologies, Inc. (b)................................    15,300      369
FSI International, Inc. (b).................................   241,100    3,963
                                                                       --------
                                                                          4,332
                                                                       --------
Manufacturing (1.7%)
Polycom, Inc. (b)...........................................    30,800    2,922
                                                                       --------

 Common Stocks, continued

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------

Medical Services (2.0%)
IMPATH, Inc. (b)............................................    57,000 $  3,409
                                                                       --------
Oil & Gas Exploration, Production & Services (5.9%)
Helmerich & Payne, Inc. ....................................    57,100    1,827
Newfield Exploration Co. (b)................................    81,700    2,783
Valero Energy Corp. ........................................   105,700    2,742
Vintage Petroleum, Inc. ....................................   154,800    2,786
                                                                       --------
                                                                         10,138
                                                                       --------
Pharmaceuticals (2.8%)
Alpharma, Inc., Class A.....................................    59,500    3,897
SICOR, Inc. (b).............................................   108,100    1,020
                                                                       --------
                                                                          4,917
                                                                       --------
Restaurants (1.6%)
The Cheesecake Factory, Inc. (b)............................    90,150    2,733
                                                                       --------
Retail (8.0%)
Chico's FAS, Inc. (b).......................................   180,600    5,328
Factory 2-U Stores, Inc. (b)................................    73,300    3,042
Hot Topic, Inc. (b).........................................    81,700    2,635
Stein Mart, Inc. (b)........................................    58,100      639
Talbots, Inc. ..............................................    44,500    2,247
                                                                       --------
                                                                         13,891
                                                                       --------
Semiconductors (9.3%)
Actel Corp. (b).............................................   131,000    4,863
Brooks Automation, Inc. (b).................................    43,400    2,154
DuPont Photomasks, Inc. (b).................................    15,400      922
Silicon Valley Group, Inc. (b)..............................   199,500    5,063
Varian Semiconductor Equipment Associates, Inc. (b).........    62,900    3,055
                                                                       --------
                                                                         16,057
                                                                       --------
Steel Pipe and Tubes (2.3%)
The Shaw Group, Inc. (b)....................................    86,000    4,053
                                                                       --------
Technology (6.3%)
Cable Design Technologies Corp. (b).........................   117,800    4,153
Cognex Corp. (b)............................................    71,200    3,493
International Rectifier Corp. (b)...........................    60,400    3,341
                                                                       --------
                                                                         10,987
                                                                       --------
Telecommunications -- Equipment (4.9%)
Andrew Corp. (b)............................................   101,300    2,855
Anixter International, Inc. (b).............................   122,800    3,569
DSET Corp. (b)..............................................    68,600    2,015
                                                                       --------
                                                                          8,439
                                                                       --------
TOTAL COMMON STOCKS.........................................            165,204
                                                                       --------

 U.S. Treasury Bills (4.6%)

5.48%*, 8/3/00.............................................. $   3,000    2,999
6.01%*, 9/7/00..............................................     5,000    4,969
                                                                       --------
TOTAL U.S. TREASURY BILLS...................................              7,968
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Small Cap Fund                                                     July 31, 2000
                                           (Amounts in thousands, except shares)

 Investment Companies (1.8%)

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------

AmSouth Prime Money Market Fund............................. 3,111,490 $  3,111
                                                                       --------
TOTAL INVESTMENT COMPANIES..................................              3,111
                                                                       --------

 Short-Term Securities+ (6.8%)

Commercial Paper (4.3%)
Asset Backed -- Miscellaneous (0.9%)
Asset Securitization Corp., 6.60%, 9/6/00................... $     493      484
Corporate Receivables, 6.62%, 8/1/00........................       616      616
Falcon Asset Securitization Corp., 6.62%, 8/14/00...........       493      484
                                                                       --------
                                                                          1,584
                                                                       --------
Financial Services (2.5%)
Golden Funding Corp., 6.55%-6.62%, 9/8/00-9/18/00...........       628      619
Liberty Street Funding Corp., 6.56%, 10/11/00...............       439      431
Moat Funding Corp., 6.54%-6.67%, 8/11/00-10/6/00............       628      618
Orix Corp., 6.85%, 8/10/00..................................       308      304
Superior Funding Corp., 6.51%-6.53%, 8/21/00-8/29/00........       677      674
TransAmerica, 6.65%, 9/5/00.................................       493      486
Trident, 6.70%, 8/4/00......................................       616      611
UBS Finance, 6.57%-6.64%, 8/1/00-8/7/00.....................       656      656
                                                                       --------
                                                                          4,399
                                                                       --------
Food -- Retail (0.2%)
Safeway, Inc., 6.70%, 8/15/00...............................       308      306
                                                                       --------
Miscellaneous (0.1%)
Tyco International, Ltd., 6.91%, 8/7/00.....................       255      252
                                                                       --------
Utilities -- Electrical & Gas (0.2%)
Dominion Resources, Inc., 6.88%, 8/7/00.....................       431      426
                                                                       --------
Utilities -- Telecommunications (0.4%)
Qwest Communications International, Inc., 6.80%, 9/5/00.....       616      609
                                                                       --------
Total Commercial Paper......................................              7,576
                                                                       --------
Floating Rate Notes (0.5%)
Financial Services (0.4%)
Ford Motor Credit Co., 6.71%**, 4/11/02, MTN................       246      246
General Motors Acceptance Corp., 6.72%**, 4/5/02, MTN.......       123      123
General Motors Acceptance Corp., 6.94%**, 11/13/00, MTN.....       148      148
KeyCorp, 6.94%**, 10/23/00, MTN.............................       123      123
                                                                       --------
                                                                            640
                                                                       --------
Miscellaneous (0.1%)
Tyco International, Ltd., 7.47%**, 9/5/00 (c)...............       185      185
                                                                       --------
Total Floating Rate Notes...................................                825
                                                                       --------

 Short-Term Securities+, continued

                                                           Shares or
                                                           Principal   Market
                                                             Amount    Value
                                                           ---------- --------

Time Deposits (0.5%)
Amex Centurion, 6.56%-6.58%, 8/8/00-8/30/00............... $      923 $    923
                                                                      --------
Investment Companies (1.1%)
AIM Liquid Asset Money Market Fund........................  1,904,401    1,904
                                                                      --------
Repurchase Agreements (0.4%)
Lehman Brothers, 6.74%, 8/1/00, dated 7/31/00, with a
 maturity value of $616 (See Significant Accounting
 Policies, Securities Lending in the Notes to Financial
 Statements for collateral description)................... $      616      616
                                                                      --------
TOTAL SHORT-TERM SECURITIES...............................              11,844
                                                                      --------
TOTAL INVESTMENTS (Cost $181,414) (a) -- (108.6%).........             188,127
Liabilities in excess of other assets -- (-8.6%)..........             (14,885)
                                                                      --------
TOTAL NET ASSETS -- (100.0%)..............................            $173,242
                                                                      ========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $624. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation............................................. $ 17,565
  Unrealized depreciation.............................................  (11,476)
                                                                       --------
  Net unrealized appreciation......................................... $  6,089
                                                                       ========

(b)  Represents non-income producing securities.
(c) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended.
 *  Yield effective at purchase.
**  Variable rate security. Rate represents rate in effect at July 31, 2000.
 + Represents securities purchased with cash collateral received on loaned securities.
MTN -- Medium Term Note
                       See notes to financial statements

AMSOUTH FUNDS
Small Cap Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $180,798)........................          $187,511
Repurchase agreements, at cost...............................               616
                                                                       --------
 Total Investments...........................................           188,127
Interest and dividends receivable............................                34
Receivable for capital shares issued.........................                63
Receivable for investments sold..............................             3,414
Receivable from investment adviser...........................                 1
Prepaid expenses and other assets............................                 6
                                                                       --------
 Total Assets................................................           191,645
Liabilities:
Payable for return of collateral held for securities on
 loan........................................................  $11,844
Payable for investments purchased............................    6,252
Payable for capital shares redeemed..........................      194
Accrued expenses and other payables:
 Investment advisory fees....................................       64
 Administration fees.........................................        4
 Distribution fees...........................................       18
 Custodian fees..............................................        4
 Other.......................................................       23
                                                               -------
 Total Liabilities...........................................            18,403
                                                                       --------
Net Assets:
Capital......................................................           149,184
Undistributed (distributions in excess of) net realized
 gains.......................................................            17,345
Net unrealized appreciation (depreciation) from investments..             6,713
                                                                       --------
Net Assets...................................................          $173,242
                                                                       ========
Class A Shares (a)
 Net Assets..................................................          $  8,408
 Shares outstanding..........................................               672
 Redemption price per share..................................          $  12.52
                                                                       ========
Class A Shares -- Maximum Sales Charge.......................              4.50%
                                                                       --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent)......................................................          $  13.11
                                                                       ========
Class B Shares
 Net Assets..................................................          $  2,619
 Shares outstanding..........................................               213
 Offering price per share*...................................          $  12.31
                                                                       ========
Trust Shares (b)
 Net Assets..................................................          $162,215
 Shares outstanding..........................................            12,863
 Offering and redemption price per share.....................          $  12.61
                                                                       ========

---------
*  Redemption price per share varies by length of time shares are held.
(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Interest income..............................................        $    132
Dividend income..............................................             187
Income from securities lending...............................              28
                                                                     --------
 Total Investment Income.....................................             347
Expenses:
Investment advisory fees..................................... $1,000
Administration fees..........................................    167
Distribution fees -- Class B Shares..........................     15
Shareholder servicing fees -- Class A Shares (a).............     12
Shareholder servicing fees -- Trust Shares (b)...............     87
Custodian fees...............................................     28
Accounting fees..............................................     37
Transfer agent fees..........................................     56
Trustee fees and expenses....................................      1
Other fees...................................................     39
                                                              ------
 Total expenses before voluntary fee
  reductions/reimbursements..................................           1,442
 Expenses voluntarily reduced/reimbursed.....................            (235)
                                                                     --------
 Net expenses................................................           1,207
                                                                     --------
Net Investment Income (Loss).................................            (860)
                                                                     --------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions.....          23,232
Net change in unrealized appreciation (depreciation) from
 investments.................................................         (16,813)
                                                                     --------
Net realized/unrealized gains (losses) from investments......           6,419
                                                                     --------
Change in net assets resulting from operations...............        $  5,559
                                                                     ========

                       See notes to financial statements

AMSOUTH FUNDS
Small Cap Fund

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2000       1999
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income (loss)............................  $   (860)  $   (99)
 Net realized gains (losses) from investment
  transactions...........................................    23,232    (2,191)
 Net change in unrealized appreciation (depreciation)
  from investments.......................................   (16,813)    2,703
                                                           --------   -------
Change in net assets resulting from operations...........     5,559       413
                                                           --------   -------
Change in net assets from capital transactions...........   143,904    16,051
                                                           --------   -------
Change in net assets.....................................   149,463    16,464
Net Assets:
 Beginning of period.....................................    23,779     7,315
                                                           --------   -------
 End of period...........................................  $173,242   $23,779
                                                           ========   =======

                       See notes to financial statements

AMSOUTH FUNDS
Small Cap Fund

 Financial Highlights, Class A Shares/\

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                               2000       1999      1998 (a)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period......    $ 8.40     $ 9.14      $ 9.97
                                              ------     ------      ------
Investment Activities
 Net investment income (loss).............     (0.08)     (0.10)      (0.03)
 Net realized and unrealized gains
  (losses) from investments...............      4.20      (0.64)      (0.80)
                                              ------     ------      ------
 Total from Investment Activities.........      4.12      (0.74)      (0.83)
                                              ------     ------      ------
Net change in asset value.................      4.12      (0.74)      (0.83)
                                              ------     ------      ------
Net Asset Value, End of Period............    $12.52     $ 8.40      $ 9.14
                                              ======     ======      ======
Total Return (excludes sales charge)......     49.05%     (8.10)%     (8.31)%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000).........    $8,408     $1,073      $1,372
Ratio of expenses to average net assets...      1.53%      1.66%       1.78%(c)
Ratio of net investment income to average
 net assets...............................     (1.11)%    (1.07)%     (0.92)%(c)
Ratio of expenses to average net assets*..      1.85%      2.68%       4.23%(c)
Portfolio turnover**......................       318%       208%         71%

/\  Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(b) Not annualized.
(c) Annualized.

 Financial Highlights, Class B Shares

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                               2000       1999      1998 (a)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period......    $ 8.31     $9.11       $10.00
                                              ------     -----       ------
Investment Activities
 Net investment income (loss).............     (0.14)    (0.14)       (0.04)
 Net realized and unrealized gains
  (losses) from investments...............      4.14     (0.66)       (0.85)
                                              ------     -----       ------
 Total from Investment Activities.........      4.00     (0.80)       (0.89)
                                              ------     -----       ------
Net change in asset value.................      4.00     (0.80)       (0.89)
                                              ------     -----       ------
Net Asset Value, End of Period............    $12.31     $8.31       $ 9.11
                                              ======     =====       ======
Total Return (excludes redemption
 charge)..................................     48.13%    (8.78)%      (8.90)%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000).........    $2,619     $ 929       $  871
Ratio of expenses to average net assets...      2.39%     2.41%        2.54%(c)
Ratio of net investment income to average
 net assets...............................     (1.99)%   (1.83)%      (1.69)%(c)
Ratio of expenses to average net assets*..      2.59%     3.42%        4.98%(c)
Portfolio turnover**......................       318%      208%          71%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS
Small Cap Fund

 Financial Highlights, Trust Shares/\

                                           Year Ended  Year Ended  Period Ended
                                            July 31,    July 31,     July 31,
                                              2000        1999       1998 (a)
                                           ----------  ----------  ------------
Net Asset Value, Beginning of Period.....   $   8.44    $  9.15       $10.00
                                            --------    -------       ------
Investment Activities
 Net investment income (loss)............      (0.07)     (0.03)       (0.02)
 Net realized and unrealized gains
  (losses) from investments..............       4.24      (0.68)       (0.83)
                                            --------    -------       ------
 Total from Investment Activities........       4.17      (0.71)       (0.85)
                                            --------    -------       ------
Net change in asset value................       4.17      (0.71)       (0.85)
                                            --------    -------       ------
Net Asset Value, End of Period...........   $  12.61    $  8.44       $ 9.15
                                            ========    =======       ======
Total Return.............................      49.41%     (7.76)%      (8.48)%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)........   $162,215    $21,777       $5,072
Ratio of expenses to average net assets..       1.42%      1.39%        1.50%(c)
Ratio of net investment income to average
 net assets..............................      (1.01)%    (0.82)%      (0.52)%(c)
Ratio of expenses to average net
 assets*.................................       1.70%      2.38%        3.94%(c)
Portfolio turnover**.....................        318%       208%          71%

/\  Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Equity Income Fund                                                 July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks & Securities Convertible to Common Stocks (99.3%)

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------

Basic Materials (2.1%)
Sealed Air Corp., 4.00%, CVT. PFD., 4/1/18.................    73,600  $  3,625
                                                                       --------
Capital Goods/Diversified (8.3%)
Corning Glass Works, Inc. .................................     9,700     2,269
General Electric Co. ......................................    88,000     4,527
Oak Industries/Corning, 4.88%, CVT. BD., 3/1/08............  $    480     2,375
Sanmina Corp., 4.25%, CVT. BD., 5/1/04.....................     1,725     3,730
Solectron, 0.00%, CVT. BD., 1/27/19........................     2,510     1,663
                                                                       --------
                                                                         14,564
                                                                       --------
Communication Services (6.4%)
Intermedia Communications..................................     1,033        18
Intermedia Communications, 7.00%, Series E, CVT. PFD.,
 10/18/00..................................................   109,300     1,913
Level 3 Communications, Inc., 6.00%, CVT. BD., 3/15/10.....  $  3,950     3,130
Nextel Communications, Inc., 5.25%, CVT. BD., 1/15/10 (b)..     3,060     3,052
Vodafone/Mediaone Group, 7.00%, CVT. PFD., 11/5/02.........    72,700     2,999
                                                                       --------
                                                                         11,112
                                                                       --------
Consumer Cyclical/Transportation (8.0%)
Costco Co., 0.00%, CVT. BD., 8/19/02.......................  $  5,850     4,679
Ford Motor Co. ............................................    72,700     3,385
Omnicom Group, 4.25%, CVT. BD., 1/3/07.....................  $  1,240     3,350
Wal-Mart Stores, Inc. .....................................    46,500     2,555
                                                                       --------
                                                                         13,969
                                                                       --------
Energy (5.5%)
EOG Resources., 7.00%, CVT. PFD., 7/31/02..................   107,500     2,990
Exxon Mobil Corp. .........................................    59,743     4,779
Shell Transport & Trading PLC (ADR)........................    36,700     1,771
                                                                       --------
                                                                          9,540
                                                                       --------
Finance (14.4%)
American International Group, Inc. ........................    39,900     3,499
Chase Manhattan Corp. .....................................    55,350     2,750
Citigroup, Inc. ...........................................    75,200     5,305
J.P. Morgan & Co., Inc. ...................................    21,675     2,894
Lehman Brothers Holdings, Inc. ............................    18,200     2,045
Lehman Brothers Holdings, Inc., 5.00%,
 Series B, CVT. PFD., 12/31/49.............................    36,000     1,391
Merrill Lynch & Co., Inc...................................    28,000     3,619
Metlife Capital Trust I, 8.00%, CVT. PFD., 5/15/03.........    52,000     3,556
                                                                       --------
                                                                         25,059
                                                                       --------
Health Care (10.8%)
Abbott Laboratories........................................    65,800     2,739
Bristol-Myers Squibb Co....................................    62,500     3,102
Centocor/Johnson & Johnson, Inc., 4.75%, CVT. BD.,
 2/15/05...................................................  $  1,740     2,201
Johnson & Johnson..........................................    23,000     2,140
Monsanto (ACES), 6.50%, CVT. PFD., 11/30/01................    73,900     3,548

 continued

                                                            Shares or
                                                            Principal  Market
                                                             Amount    Value
                                                            --------- --------

Health Care, continued
Pfizer, Inc................................................    68,600 $  2,958
Roche Holding, Inc., 0.00%, CVT. BD., 1/19/15 (b).......... $   2,490    2,107
                                                                      --------
                                                                        18,795
                                                                      --------
Staples (10.2%)
Clear Channel Communication, 2.63%, CVT. BD., 4/1/03.......     3,380    4,398
Coca-Cola Co. .............................................    29,900    1,833
Cox Communications, Inc., 7.00%, CVT. PFD., 8/16/02........    62,200    3,157
Estee Lauder, 6.25%, CVT. PFD., 2/23/02....................    39,000    3,239
Quaker Oats Co.............................................    76,100    5,118
                                                                      --------
                                                                        17,745
                                                                      --------
Technology (31.0%)
Amdocs Ltd., 6.75%, CVT. PFD., 9/11/02.....................   106,700    6,096
American Tower Corp., 5.00%, CVT. BD., 2/15/10............. $   2,910    3,023
Burr-Brown Corp., 4.25%, CVT. BD., 2/15/07 (b).............     1,970    2,985
EMC Corp. -- Mass..........................................    48,000    4,086
Exodus Communications, 4.75%, CVT. BD., 7/15/08............ $   2,920    4,143
Intel Corp.................................................    12,000      801
International Rectifier Corp., 4.25%, CVT. BD., 7/15/07.... $   3,900    3,661
Juniper Networks, Inc., 4.75%, CVT. BD., 3/15/07...........     3,600    3,969
Lattice Semiconductor Corp., 4.75%, CVT. BD., 11/1/06......     1,450    2,182
Level One Communications, 4.00%, CVT. BD., 9/1/04..........       680    2,948
LSI Logic Corp., 4.00%, CVT. BD., 2/15/05..................     2,610    2,205
Lucent Technologies, Inc. .................................    68,000    2,975
Motorola, Inc..............................................    78,400    2,592
Nortel Networks Corp.......................................    48,000    3,570
Rational Software, 5.00%, CVT. BD., 2/1/07 (b)............. $   2,850    4,289
Tribune Co., 2.00%, CVT. BD., 5/15/29......................        40    4,715
                                                                      --------
                                                                        54,240
                                                                      --------
Utilities (2.6%)
Calpine Capital Trust II, 5.50%, CVT. PFD., 2/1/05 (b).....    62,000    4,573
                                                                      --------
TOTAL COMMON STOCKS & SECURITIES CONVERTIBLE TO COMMON
 STOCKS....................................................            173,222
                                                                      --------

 Investment Companies (1.9%)

AmSouth Prime Money Market Fund............................ 3,299,215    3,299
AmSouth U.S. Treasury Money Market Fund....................     2,057        2
                                                                      --------
TOTAL INVESTMENT COMPANIES.................................              3,301
                                                                      --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Equity Income Fund                                                 July 31, 2000
                                           (Amounts in thousands, except shares)

 Short-Term Securities+ (8.1%)

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------

Commercial Paper (5.2%)
Asset Backed -- Miscellaneous (1.1%)
Asset Securitization Corp., 6.60%, 9/6/00................... $     590 $    580
Corporate Receivables, 6.62%, 8/1/00........................       738      738
Falcon Asset Securitization Corp., 6.62%, 8/14/00...........       590      581
                                                                       --------
                                                                          1,899
                                                                       --------
Financial Services (3.0%)
Golden Funding Corp., 6.55%-6.62%, 9/8/00-9/18/00...........       752      742
Liberty Street Funding Corp., 6.56%, 10/11/00...............       526      517
Moat Funding Corp., 6.54%-6.67%, 8/11/00-10/6/00............       753      741
Orix Corp., 6.85%, 8/10/00..................................       369      365
Superior Funding Corp., 6.51%-6.53%, 8/21/00-8/29/00........       812      806
TransAmerica, 6.65%, 9/5/00.................................       590      583
Trident, 6.70%, 8/4/00......................................       738      733
UBS Finance, 6.57%-6.64%, 8/1/00-8/7/00.....................       787      785
                                                                       --------
                                                                          5,272
                                                                       --------
Food -- Retail (0.2%)
Safeway, Inc., 6.70%, 8/15/00...............................       369      366
                                                                       --------
Miscellaneous (0.2%)
Tyco International, Ltd., 6.91%, 8/7/00.....................       305      302
                                                                       --------
Utilities -- Electrical & Gas (0.3%)
Dominion Resources, Inc., 6.88%, 8/7/00.....................       517      511
                                                                       --------
Utilities -- Telecommunications (0.4%)
Qwest Communications International, Inc., 6.80%, 9/5/00.....       738      730
                                                                       --------
Total Commercial Paper......................................              9,080
                                                                       --------
Floating Rate Notes (0.6%)
Financial Services (0.5%)
Ford Motor Credit Co., 6.71%*, 4/11/02, MTN.................       295      296
General Motors Acceptance Corp., 6.72%*, 4/5/02, MTN........       147      147
General Motors Acceptance Corp., 6.94%*, 11/13/00, MTN......       177      177
KeyCorp, 6.94%*, 10/23/00, MTN..............................       148      148
                                                                       --------
                                                                            768
                                                                       --------
Miscellaneous (0.1%)
Tyco International, Ltd., 7.47%*, 9/5/00 (c)................       221      221
                                                                       --------
Total Floating Rate Notes...................................                989
                                                                       --------
Time Deposits (0.6%)
Amex Centurion, 6.56%-6.58%, 8/8/00-8/30/00.................     1,107    1,107
                                                                       --------
Investment Companies (1.3%)
AIM Liquid Asset Money Market Fund.......................... 2,282,684    2,283
                                                                       --------

 Short-Term Securities+, continued

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------

Repurchase Agreements (0.4%)
Lehman Brothers, 6.74%, 8/1/00, dated 7/31/00, with a
 maturity value of $738 (See Significant Accounting
 Policies, Securities Lending in the Notes to Financial
 Statements for collateral description)....................  $    738  $    738
                                                                       --------
TOTAL SHORT-TERM SECURITIES................................              14,197
                                                                       --------
TOTAL INVESTMENTS (Cost $181,982) (a) -- (109.3%)..........             190,720
Liabilities in excess of other assets -- (-9.3%)...........             (16,245)
                                                                       --------
TOTAL NET ASSETS -- (100.0%)...............................            $174,475
                                                                       ========
---------
                                                             Number of  Market
                                                             Contracts  Value
                                                             --------- --------
Written Covered Call Options Outstanding at End of Period:
Corning Glass Works, Inc. (Strike Price $250, expires on
 8/22/00)..................................................        40  $    (30)
                                                                       --------
TOTAL WRITTEN COVERED CALL OPTIONS (PREMIUM RECEIVED $49)..            $    (30)
                                                                       ========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $749. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation............................................. $ 20,732
  Unrealized depreciation.............................................  (12,743)
                                                                       --------
  Net unrealized appreciation......................................... $  7,989
                                                                       ========

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
(c) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended.
* Variable rate security. Rate represents rate in effect at July 31, 2000.
+ Represents securities purchased with cash collateral received on loaned securities.
ACES -- Adjustable Conversion-Rate Equity Securities
ADR -- American Depository Receipt
CVT. BD. -- Convertible Bond
CVT. PFD. -- Convertible Preferred Stock
MTN -- Medium Term Note
PLC -- Public Limited Co.

Breakdown of Sectors (excluding Short-Term Securities+)
-------------------------------------------------------
Common Stocks............................................................  40.4%
Convertible Preferred Stocks.............................................  21.0%
Convertible Bonds........................................................  36.7%
Investment Companies.....................................................   1.9%
                                                                          ------
Total.................................................................... 100.0%
                                                                          ======

                       See notes to financial statements

AMSOUTH FUNDS
Equity Income Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $181,244)........................         $189,982
Repurchase agreements, at cost...............................              738
                                                                      --------
 Total Investments...........................................          190,720
Interest and dividends receivable............................              678
Receivable for capital shares issued.........................              571
Receivable from investment adviser...........................                3
Prepaid expenses and other assets............................                6
                                                                      --------
 Total Assets................................................          191,978
Liabilities:
Payable for return of collateral held for securities on
 loan........................................................ $14,197
Payable for investments purchased............................   3,142
Payable for capital shares redeemed..........................      13
Covered call options written, at value (premiums received
 $49)........................................................      30
Accrued expenses and other payables:
 Investment advisory fees....................................      46
 Administration fees.........................................       4
 Distribution fees...........................................      42
 Custodian fees..............................................       4
 Other.......................................................      25
                                                              -------
 Total Liabilities...........................................           17,503
                                                                      --------
Net Assets:
Capital......................................................          168,582
Undistributed (distributions in excess of) net investment
 income......................................................              127
Undistributed (distributions in excess of) net realized
 gains.......................................................           (2,991)
Net unrealized appreciation (depreciation) from investments
 and option contracts........................................            8,757
                                                                      --------
Net Assets...................................................         $174,475
                                                                      ========
Class A Shares (a)
 Net Assets..................................................         $ 39,201
 Shares outstanding..........................................            2,693
 Redemption price per share..................................         $  14.56
                                                                      ========
Class A Shares -- Maximum Sales Charge.......................             4.50%
                                                                      --------
 Maximum Offering Price Per Share
 (100%/(100% -- Maximum Sales Charge) of net asset value
  adjusted to the nearest cent)..............................         $  15.25
                                                                      ========
Class B Shares
 Net Assets..................................................         $ 28,153
 Shares outstanding..........................................            1,944
 Offering price per share*...................................         $  14.48
                                                                      ========
Trust Shares (b)
 Net Assets..................................................         $107,121
 Shares outstanding..........................................            7,354
 Offering and redemption price per share.....................         $  14.57
                                                                      ========

---------
* Redemption price per share varies by length of time shares are held.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Interest income.................................................      $ 1,424
Dividend income.................................................          969
Income from securities lending..................................            3
                                                                      -------
 Total Investment Income........................................        2,396
Expenses:
Investment advisory fees........................................ $747
Administration fees.............................................  187
Distribution fees -- Class B Shares.............................  148
Shareholder servicing fees -- Class A Shares (a)................   72
Shareholder servicing fees -- Trust Shares (b)..................   59
Custodian fees..................................................   28
Accounting fees.................................................   35
Transfer agent fees.............................................   77
Trustee fees and expenses.......................................    2
Other fees......................................................   50
                                                                 ----
 Total expenses before voluntary fee reductions/reimbursements..        1,405
 Expenses voluntarily reduced/reimbursed........................         (105)
                                                                      -------
 Net expenses...................................................        1,300
                                                                      -------
Net Investment Income...........................................        1,096
                                                                      -------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions........       (1,441)
Net change in unrealized appreciation (depreciation) from
 investments and option contracts...............................        4,396
                                                                      -------
Net realized/unrealized gains (losses) from investments.........        2,955
                                                                      -------
Change in net assets resulting from operations..................      $ 4,051
                                                                      =======

                       See notes to financial statements

AMSOUTH FUNDS
Equity Income Fund

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2000       1999
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $  1,096   $   519
 Net realized gains (losses) from investment
  transactions...........................................    (1,441)    2,385
 Net change in unrealized appreciation (depreciation)
  from investments and option contracts..................     4,396     2,356
                                                           --------   -------
Change in net assets resulting from operations...........     4,051     5,260
                                                           --------   -------
Distributions to Class A Shareholders (a):
 From net investment income..............................      (317)     (314)
 From net realized gains on investment transactions......    (1,173)     (525)
 In excess of net realized gains.........................       (68)       --
Distributions to Class B Shareholders:
 From net investment income..............................       (64)      (56)
 From net realized gains on investment transactions......      (459)     (167)
 In excess of net realized gains.........................       (26)       --
Distributions to Trust Shareholders (b):
 From net investment income..............................      (600)     (144)
 From net realized gains on investment transactions......      (752)     (184)
 In excess of net realized gains.........................       (44)       --
                                                           --------   -------
Change in net assets from shareholder distributions......    (3,503)   (1,390)
                                                           --------   -------
Change in net assets from capital transactions...........   133,574    (6,023)
                                                           --------   -------
Change in net assets.....................................   134,122    (2,153)
Net Assets:
 Beginning of period.....................................    40,353    42,506
                                                           --------   -------
 End of period...........................................  $174,475   $40,353
                                                           ========   =======

---------
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
                       See notes to financial statements

AMSOUTH FUNDS
Equity Income Fund

 Financial Highlights, Class A Shares/\

                                  Year Ended Year Ended Year Ended Period Ended
                                   July 31,   July 31,   July 31,    July 31,
                                     2000       1999     1998 (a)    1997 (b)
                                  ---------- ---------- ---------- ------------
Net Asset Value, Beginning of
 Period.........................   $ 13.10    $ 11.89    $ 11.72     $ 10.00
                                   -------    -------    -------     -------
Investment Activities
 Net investment income (loss)...      0.17       0.17       0.24        0.07
 Net realized and unrealized
  gains (losses) from
  investments...................      2.26       1.46       0.59        1.71
                                   -------    -------    -------     -------
 Total from Investment
  Activities....................      2.43       1.63       0.83        1.78
                                   -------    -------    -------     -------
Distributions
 Net investment income..........     (0.16)     (0.16)     (0.25)      (0.06)
 Net realized gains from
  investment transactions.......     (0.77)     (0.26)     (0.41)         --
 In excess of net realized
  gains.........................     (0.04)        --         --          --
                                   -------    -------    -------     -------
 Total Distributions............     (0.97)     (0.42)     (0.66)      (0.06)
                                   -------    -------    -------     -------
Net change in asset value.......      1.46       1.21       0.17        1.72
                                   -------    -------    -------     -------
Net Asset Value, End of Period..   $ 14.56    $ 13.10    $ 11.89     $ 11.72
                                   =======    =======    =======     =======
Total Return (excludes sales
 charge)........................     19.12%     14.17%      7.29%      17.81%(c)

Ratios/Supplemental Data:
Net Assets at end of period
 (000)..........................   $39,201    $21,526    $26,686     $22,273
Ratio of expenses to average net
 assets.........................      1.38%      1.41%      1.42%       1.30%(d)
Ratio of net investment income
 to average net assets..........      1.22%      1.37%      2.03%       2.13%(d)
Ratio of expenses to average net
 assets*........................      1.45%      1.58%      1.57%       1.51%(d)
Portfolio turnover**............       168%       134%        83%         27%

/\  Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from March 20, 1997 (commencement of operations) through July 31, 1997.
(c) Not annualized.
(d) Annualized.

 Financial Highlights, Class B Shares

                                             Year Ended Year Ended Period Ended
                                              July 31,   July 31,    July 31,
                                                2000       1999     1998  (a)
                                             ---------- ---------- ------------
Net Asset Value, Beginning of Period.......   $ 13.05     $11.86      $11.60
                                              -------     ------      ------
Investment Activities
 Net investment income (loss)..............      0.07       0.07        0.15
 Net realized and unrealized gains (losses)
  from investments.........................      2.24       1.47        0.68
                                              -------     ------      ------
 Total from Investment Activities..........      2.31       1.54        0.83
                                              -------     ------      ------
Distributions
 Net investment income.....................     (0.07)     (0.09)      (0.16)
 Net realized gains from investment
  transactions.............................     (0.77)     (0.26)      (0.41)
 In excess of net realized gains...........     (0.04)        --          --
                                              -------     ------      ------
 Total Distributions.......................     (0.88)     (0.35)      (0.57)
                                              -------     ------      ------
Net change in asset value..................      1.43       1.19        0.26
                                              -------     ------      ------
Net Asset Value, End of Period.............   $ 14.48     $13.05      $11.86
                                              =======     ======      ======
Total Return (excludes redemption charge)..     18.24%     13.34%       7.26%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)..........   $28,153     $7,919      $7,733
Ratio of expenses to average net assets....      2.09%      2.16%       2.19%(c)
Ratio of net investment income to average
 net assets................................      0.49%      0.61%       1.29%(c)
Ratio of expenses to average net assets*...      2.20%      2.33%       2.35%(c)
Portfolio turnover**.......................       168%       134%         83%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS
Equity Income Fund

 Financial Highlights, Trust Shares/\

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                               2000       1999      1998 (a)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period.......  $  13.10   $ 11.89      $11.35
                                             --------   -------      ------
Investment Activities
 Net investment income (loss)..............      0.20      0.19        0.25
 Net realized and unrealized gains (losses)
  from investments.........................      2.27      1.47        0.95
                                             --------   -------      ------
 Total from Investment Activities..........      2.47      1.66        1.20
                                             --------   -------      ------
Distributions
 Net investment income.....................     (0.19)    (0.19)      (0.25)
 Net realized gains from investment
  transactions.............................     (0.77)    (0.26)      (0.41)
 In excess of net realized gains...........     (0.04)       --          --
                                             --------   -------      ------
 Total Distributions.......................     (1.00)    (0.45)      (0.66)
                                             --------   -------      ------
Net change in asset value..................      1.47      1.21        0.54
                                             --------   -------      ------
Net Asset Value, End of Period.............  $  14.57   $ 13.10      $11.89
                                             ========   =======      ======
Total Return...............................     19.55%    14.43%       7.54%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)..........  $107,121   $10,908      $8,087
Ratio of expenses to average net assets....      1.19%     1.16%       1.19%(c)
Ratio of net investment income to average
 net assets................................      1.35%     1.59%       2.34%(c)
Ratio of expenses to average net assets*...      1.32%     1.33%       1.35%(c)
Portfolio turnover**.......................       168%      134%         83%

/\  Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 10.82%.
(c) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Balanced Fund                                                      July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks (44.6%)

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------
Automotive (1.2%)
Ford Motor Co. .............................................   50,000  $  2,328
                                                                       --------
Automotive Parts (0.0%)
Visteon Corp................................................    6,547        92
                                                                       --------
Banking (3.1%)
Bank of America Corp. ......................................   40,000     1,895
First Union Corp. ..........................................   40,000     1,033
Washington Mutual, Inc......................................  100,000     3,212
                                                                       --------
                                                                          6,140
                                                                       --------
Business Services (0.9%)
Modis Professional Services, Inc. (b).......................   35,000       267
Reynolds & Reynolds Co., Class A............................   85,000     1,418
                                                                       --------
                                                                          1,685
                                                                       --------
Chemicals -- Speciality (1.6%)
Engelhard Corp. ............................................  130,000     2,348
M.A. Hanna Co. .............................................  100,000       800
                                                                       --------
                                                                          3,148
                                                                       --------
Computer Hardware (1.4%)
Compaq Computer Corp........................................   40,000     1,123
IBM Corp. ..................................................   15,000     1,686
                                                                       --------
                                                                          2,809
                                                                       --------
Computers & Peripherals (1.3%)
Cabletron Systems, Inc. (b).................................  100,000     2,613
                                                                       --------
Electrical & Electronic (0.9%)
Avnet, Inc. ................................................   32,000     1,822
                                                                       --------
Financial Services (1.5%)
Dun & Bradstreet Corp.......................................   85,000     2,512
Equifax, Inc................................................   20,000       473
                                                                       --------
                                                                          2,985
                                                                       --------
Food Products, Processing & Packaging (1.8%)
International Flavors & Fragrances, Inc. ...................    9,000       241
Sara Lee Corp...............................................  120,000     2,212
Universal Foods Corp........................................   56,000     1,092
                                                                       --------
                                                                          3,545
                                                                       --------
Forest & Paper Products (2.4%)
International Paper Co. ....................................   35,000     1,190
Weyerhaeuser Co.............................................   40,000     1,827
Willamette Industries, Inc. ................................   56,000     1,698
                                                                       --------
                                                                          4,715
                                                                       --------
Health Care (1.5%)
Health Management Assoc., Inc., Class A (b).................   35,000       549
UnitedHealth Group Inc......................................   28,000     2,291
                                                                       --------
                                                                          2,840
                                                                       --------
Household Products/Wares (0.6%)
Newell Rubbermaid, Inc......................................   46,644     1,256
                                                                       --------
Insurance (4.3%)
ACE Ltd.....................................................   10,000       360
Chubb Corp..................................................   40,000     2,960

 Common Stocks, continued

                                                           Shares or
                                                           Principal  Market
                                                            Amount    Value
                                                           --------- --------
Insurance, continued
Marsh & McLennan Cos., Inc................................  15,000   $  1,830
St. Paul Cos., Inc. ......................................  70,000      3,111
                                                                     --------
                                                                        8,261
                                                                     --------
Medical Supplies (3.1%)
C.R. Bard, Inc............................................  55,000      2,753
DENTSPLY International, Inc. .............................  65,000      2,198
Guidant Corp. (b).........................................  20,000      1,128
                                                                     --------
                                                                        6,079
                                                                     --------
Newspapers (1.0%)
Gannett Co., Inc. ........................................  35,000      1,886
                                                                     --------
Oil & Gas Exploration, Production & Services (6.5%)
Burlington Resources, Inc. ...............................  45,000      1,468
Kerr-McGee Corp. .........................................  35,000      1,921
Noble Affiliates..........................................  60,000      1,800
Sunoco, Inc. .............................................  65,000      1,584
Texaco, Inc. .............................................  45,000      2,225
Ultramar Diamond Shamrock Corp. ..........................  60,000      1,373
USX-Marathon Group........................................  90,000      2,188
                                                                     --------
                                                                       12,559
                                                                     --------
Pharmaceuticals (3.0%)
Baxter International, Inc.................................  40,000      3,110
Pharmacia Corp. ..........................................  50,000      2,738
                                                                     --------
                                                                        5,848
                                                                     --------
Retail (3.0%)
CVS Corp. ................................................  70,000      2,760
May Department Stores Co. ................................  90,000      2,138
Target Corp. .............................................  36,000      1,044
                                                                     --------
                                                                        5,942
                                                                     --------
Telecommunications -- Equipment (0.3%)
Lucent Technologies, Inc. ................................  15,000        656
                                                                     --------
Transportation Leasing & Trucking (0.8%)
US Freightways Corp. .....................................  55,000      1,526
                                                                     --------
Utilities -- Electric & Gas (2.8%)
Constellation Energy Group................................  80,000      2,665
New Century Energies, Inc. ...............................  25,000        855
Southern Co...............................................  80,000      1,955
                                                                     --------
                                                                        5,475
                                                                     --------
Utilities -- Telecommunications (1.6%)
AT&T Corp.................................................  35,000      1,083
Verizon Communications....................................  45,000      2,115
                                                                     --------
                                                                        3,198
                                                                     --------
TOTAL COMMON STOCKS.......................................             87,408
                                                                     --------

 Corporate Bonds (25.0%)

Automotive -- Finance (2.5%)
General Motors Acceptance Corp., 6.00%, 2/1/02............  $2,000      1,965
Toyota Motor Credit Corp., 5.50%, 9/17/01.................   3,000      2,951
                                                                     --------
                                                                        4,916
                                                                     --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Balanced Fund                                                      July 31, 2000
                                           (Amounts in thousands, except shares)

 Corporate Bonds, continued

                                                              Shares or
                                                              Principal  Market
                                                               Amount    Value
                                                              --------- --------
Banking (2.2%)
Bank of America Corp., 9.50%, 4/1/01.........................  $  930   $    943
SunTrust Banks, Inc., 7.38%, 7/1/06..........................   2,000      1,980
Wachovia Corp., 6.63%, 11/15/06..............................   1,475      1,401
                                                                        --------
                                                                           4,324
                                                                        --------
Brokerage Services (2.5%)
Bear Stearns & Co., Inc., 6.50%, 8/1/02......................   3,000      2,948
Morgan Stanley Group, Inc., 8.10%, 6/24/02...................   2,000      2,030
                                                                        --------
                                                                           4,978
                                                                        --------
Consumer Goods (1.0%)
Procter & Gamble Co., 5.25%, 9/15/03.........................   2,000      1,918
                                                                        --------
Diversified Manufacturing (1.3%)
Avnet Inc., 6.45%, 8/15/03...................................   2,500      2,450
                                                                        --------
Electronic Components/Instruments (1.0%)
Honeywell, Inc., 6.75%, 3/15/02..............................   2,000      1,995
                                                                        --------
Financial Services (2.6%)
Associates Corp. N.A., 6.75%, 7/15/01........................   3,000      2,989
Commercial Credit Co., 7.88%, 7/15/04........................   1,000      1,014
Pitney Bowes Credit Corp., 6.80%, 10/1/01....................   1,000        996
                                                                        --------
                                                                           4,999
                                                                        --------
Forest & Paper Products (0.5%)
Mead Corp., 6.60%, 3/1/02....................................   1,000        991
                                                                        --------
Industrial Goods & Services (3.4%)
Caterpillar Financial Services, 6.02%, 4/15/02...............   2,000      1,955
First Data Corp., 6.75%, 7/15/05.............................   3,000      2,890
Illinois Tool Works, 5.75%, 3/1/09...........................   2,000      1,795
                                                                        --------
                                                                           6,640
                                                                        --------
Insurance (0.7%)
Capital Holding Corp., 9.20%, 4/17/01........................   1,400      1,419
                                                                        --------
Oil & Gas Exploration, Production & Services (0.7%)
Conoco Inc., 6.35%, 4/15/09..................................   1,500      1,403
                                                                        --------
Retail (3.0%)
J.C. Penney & Co., Inc., 7.25%, 4/1/02.......................   2,000      1,943
Sears, Roebuck and Co., 6.00%, 3/20/03.......................   2,000      1,925
Wal-Mart Stores, Inc., 6.75%, 5/15/02........................   2,000      1,994
                                                                        --------
                                                                           5,862
                                                                        --------
Telecommunications -- Equipment (0.9%)
Lucent Technologies, Inc., 6.90%, 7/15/01....................   1,730      1,732
                                                                        --------
Tools (1.1%)
Stanley Works, 7.38%, 12/15/02...............................   2,200      2,214
                                                                        --------
Utilities -- Telecommunications (1.6%)
AT&T Corp., 7.13%, 1/15/02...................................   1,000      1,000
BellSouth Telecommunications, 6.00%, 6/15/02.................   2,200      2,159
                                                                        --------
                                                                           3,159
                                                                        --------
TOTAL CORPORATE BONDS........................................             49,000
                                                                        --------

 Municipal Bonds (1.9%)

                                                            Shares or
                                                            Principal   Market
                                                              Amount    Value
                                                            ---------- --------
Illinois (1.9%)
Chicago Public Building, 7.00%, 1/1/06..................... $    3,800 $  3,757
                                                                       --------
TOTAL MUNICIPAL BONDS......................................               3,757
                                                                       --------

 U.S. Government Agencies (11.2%)

Fannie Mae (2.4%)
6.21%, 11/7/07.............................................      5,000    4,759
Freddie Mac (4.5%)
5.83%, 2/9/06..............................................      7,000    6,632
7.10%, 4/10/07.............................................      2,000    2,010
                                                                       --------
                                                                          8,642
                                                                       --------
Government National Mortgage Assoc. (4.3%)
6.50%, 11/20/28............................................      8,927    8,433
                                                                       --------
TOTAL U.S. GOVERNMENT AGENCIES.............................              21,834
                                                                       --------

 U.S. Treasury Bonds (15.1%)

7.50%, 11/15/16............................................     16,000   18,220
7.25%, 8/15/22.............................................     10,000   11,381
                                                                       --------
TOTAL U.S. TREASURY BONDS..................................              29,601
                                                                       --------

 Investment Companies (2.2%)

AmSouth Prime Money Market Fund............................  4,291,262    4,291
AmSouth U.S. Treasury Money Market Fund....................     32,715       33
                                                                       --------
TOTAL INVESTMENT COMPANIES.................................               4,324
                                                                       --------

 Short-Term Securities+ (35.2%)

Commercial Paper (23.0%)
Asset Backed -- Miscellaneous (4.4%)
Asset Securitization Corp., 6.60%, 9/6/00.................. $    1,688    1,659
Corporate Receivables, 6.62%, 8/1/00.......................      2,110    2,110
Falcon Asset Securitization Corp., 6.62%, 8/14/00..........      1,688    1,660
Mermaid, 6.87%, 8/10/00....................................      3,133    3,124
                                                                       --------
                                                                          8,553
                                                                       --------
Financial Services (12.8%)
Golden Funding Corp., 6.55%-6.62%, 9/8/00-9/18/00..........      2,151    2,123
Liberty Street Funding Corp., 6.56%, 10/11/00..............      1,504    1,478
Moat Funding Corp., 6.54%-6.67%, 8/11/00-10/6/00...........      2,152    2,118
Orix Corp., 6.78%-6.85%, 8/10/00-9/1/00....................      2,551    2,525
Rabobank, 6.65%, 8/1/00....................................      8,244    8,243
Superior Funding Corp., 6.51%-6.53%, 8/21/00-8/29/00.......      2,321    2,308
TransAmerica, 6.65%, 9/5/00................................      1,688    1,667
Trident, 6.70%, 8/4/00.....................................      2,110    2,096
UBS Finance, 6.57%-6.64%, 8/1/00-8/7/00....................      2,249    2,248
                                                                       --------
                                                                         24,806
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Balanced Fund                                                      July 31, 2000
                                           (Amounts in thousands, except shares)

 Short-Term Securities+, continued

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------
Commercial Paper, continued
Food -- Retail (0.5%)
Safeway, Inc., 6.70%, 8/15/00...............................  $1,055   $  1,047
                                                                       --------
Miscellaneous (1.7%)
Tyco International, Ltd., 6.80%-6.91%, 8/7/00-8/21/00.......   3,346      3,317
                                                                       --------
Utilities -- Electrical & Gas (0.7%)
Dominion Resources, Inc., 6.88%, 8/7/00.....................   1,477      1,460
                                                                       --------
Utilities -- Telecommunications (2.9%)
Cox Communications, Inc., 6.72%, 8/22/00....................   3,718      3,690
Qwest Communications International, Inc., 6.80%, 9/5/00.....   2,110      2,086
                                                                       --------
                                                                          5,776
                                                                       --------
Total Commercial Paper......................................             44,959
                                                                       --------
Floating Rate Notes (4.8%)
Financial Services (4.5%)
Ford Motor Credit Co., 6.71%*, 4/11/02, MTN.................     844        844
General Motors Acceptance Corp., 6.72%*, 4/5/02, MTN........   2,895      2,892
General Motors Acceptance Corp., 6.94%*, 11/13/00, MTN......     506        506
KeyBank N.A., 6.66%*, 1/7/02................................   4,122      4,125
KeyCorp, 6.94%*, 10/23/00, MTN..............................     422        422
                                                                       --------
                                                                          8,789
                                                                       --------
Miscellaneous (0.3%)
Tyco International, Ltd., 7.47%*, 9/5/00 (c)................     633        633
                                                                       --------
Total Floating Rate Notes...................................              9,422
                                                                       --------
Time Deposits (1.6%)
Amex Centurion, 6.56%-6.58%,
 8/8/00-8/30/00.............................................   3,165      3,165
                                                                       --------

 Short-Term Securities+, continued

                                                           Shares or
                                                           Principal  Market
                                                            Amount    Value
                                                           --------- --------
Investment Companies (4.7%)
AIM Liquid Asset Money Market Fund........................ 9,211,458    9,211
                                                                     --------
Repurchase Agreements (1.1%)
Lehman Brothers, 6.74%, 8/1/00, dated 7/31/00, with a
 maturity value of $2,110 (See Significant Accounting
 Policies, Securities Lending in the Notes to Financial
 Statements for collateral description)................... $   2,110    2,110
                                                                     --------
TOTAL SHORT-TERM SECURITIES...............................             68,867
                                                                     --------
TOTAL INVESTMENTS
 (Cost $237,002) (a) -- (135.2%)..........................            264,791
Liabilities in excess of other assets -- (-35.2%).........            (68,971)
                                                                     --------
TOTAL NET ASSETS -- (100.0%)..............................           $195,820
                                                                     ========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $474. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation............................................ $32,132
    Unrealized depreciation............................................  (4,817)
                                                                        -------
    Net unrealized appreciation........................................ $27,315
                                                                        =======

(b) Represents non-income producing securities.

(c) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended.

* Variable rate security. Rate represents rate in effect at July 31, 2000.

+ Represents securities purchased with cash collateral received on loaned securities.

MTN -- Medium Term Note
                       See notes to financial statements

AMSOUTH FUNDS
Balanced Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $234,892)........................          $262,681
Repurchase agreements, at cost...............................             2,110
                                                                       --------
 Total Investments...........................................           264,791
Interest and dividends receivable............................             1,964
Prepaid expenses and other assets............................                 8
                                                                       --------
 Total Assets................................................           266,763
Liabilities:
Payable for return of collateral held for securities on
 loan........................................................  $68,867
Payable for capital shares redeemed..........................    1,966
Accrued expenses and other payables:
 Investment advisory fees....................................       52
 Administration fees.........................................        5
 Distribution fees...........................................       26
 Custodian fees..............................................        5
 Other.......................................................       22
                                                               -------
 Total Liabilities...........................................            70,943
                                                                       --------
Net Assets:
Capital......................................................           157,719
Undistributed (distributions in excess of) net investment
 income......................................................               251
Undistributed (distributions in excess of) net realized
 gains.......................................................            10,061
Net unrealized appreciation (depreciation) from investments..            27,789
                                                                       --------
Net Assets...................................................          $195,820
                                                                       ========
Class A Shares (a)
 Net Assets..................................................          $ 21,951
 Shares outstanding..........................................             1,759
 Redemption price per share..................................          $  12.48
                                                                       ========
Class A Shares -- Maximum Sales Charge.......................              4.50%
                                                                       --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent)......................................................          $  13.07
                                                                       ========
Class B Shares
 Net Assets..................................................          $  7,072
 Shares outstanding..........................................               568
 Offering price per share*...................................          $  12.45
                                                                       ========
Trust Shares (b)
 Net Assets..................................................          $166,797
 Shares outstanding..........................................            13,375
 Offering and redemption price per share.....................          $  12.47
                                                                       ========

---------
* Redemption price per share varies by length of time shares are held.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Interest income..............................................        $  9,593
Dividend income..............................................           3,600
Income from securities lending...............................               9
                                                                     --------
 Total Investment Income.....................................          13,202
Expenses:
Investment advisory fees..................................... $2,284
Administration fees..........................................    571
Distribution fees -- Class B Shares..........................     88
Shareholder servicing fees -- Class A Shares (a).............     80
Shareholder servicing fees -- Trust Shares (b)...............    108
Custodian fees...............................................     53
Accounting fees..............................................     84
Transfer agent fees..........................................    110
Trustee fees and expenses....................................     13
Other fees...................................................     85
                                                              ------
 Total expenses before voluntary fee reductions..............           3,476
 Expenses voluntarily reduced................................             (94)
                                                                     --------
 Net expenses................................................           3,382
                                                                     --------
Net Investment Income........................................           9,820
                                                                     --------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions.....          10,788
Net change in unrealized appreciation (depreciation) from
 investments.................................................         (27,415)
                                                                     --------
Net realized/unrealized gains (losses) from investments......         (16,627)
                                                                     --------
Change in net assets resulting from operations...............        $ (6,807)
                                                                     ========

                       See notes to financial statements

AMSOUTH FUNDS
Balanced Fund

 Statements of Changes in Net Assets

                                                          Year Ended  Year Ended
                                                           July 31,    July 31,
                                                             2000        1999
                                                          ----------  ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income................................... $   9,820    $ 10,947
 Net realized gains (losses) from investment
  transactions...........................................    10,788      43,490
 Net change in unrealized appreciation (depreciation)
  from investments.......................................   (27,415)    (19,188)
                                                          ---------    --------
Change in net assets resulting from operations...........    (6,807)     35,249
                                                          ---------    --------
Distributions to Class A Shareholders (a):
 From net investment income..............................    (1,100)     (1,197)
 In excess of net investment income......................       (19)         --
 From net realized gains on investment transactions......    (4,396)     (3,540)
Distributions to Class B Shareholders:
 From net investment income..............................      (242)       (153)
 In excess of net investment income......................        (4)         --
 From net realized gains on investment transactions......    (1,214)       (554)
Distributions to Trust Shareholders (b):
 From net investment income..............................    (9,055)     (9,447)
 In excess of net investment income......................      (159)         --
 From net realized gains on investment transactions......   (35,672)    (25,304)
                                                          ---------    --------
Change in net assets from shareholder distributions......   (51,861)    (40,195)
                                                          ---------    --------
Change in net assets from capital transactions...........  (117,882)     (4,433)
                                                          ---------    --------
Change in net assets.....................................  (176,550)     (9,379)
Net Assets:
 Beginning of period.....................................   372,370     381,749
                                                          ---------    --------
 End of period........................................... $ 195,820    $372,370
                                                          =========    ========

---------
(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.
                       See notes to financial statements

AMSOUTH FUNDS
Balanced Fund

 Financial Highlights, Class A Shares/\

                         Year Ended  Year Ended Year Ended Year Ended Year Ended
                          July 31,    July 31,   July 31,   July 31,   July 31,
                            2000        1999     1998 (a)     1997       1996
                         ----------  ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $ 14.93     $ 15.19    $ 15.21    $  13.03   $  12.76
                          -------     -------    -------    --------   --------
Investment Activities
 Net investment income
  (loss)................     0.44        0.41       0.38        0.48       0.47
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.64)       0.93       0.98        2.78       0.58
                          -------     -------    -------    --------   --------
 Total from Investment
  Activities............    (0.20)       1.34       1.36        3.26       1.05
                          -------     -------    -------    --------   --------
Distributions
 Net investment income..    (0.46)      (0.40)     (0.41)      (0.50)     (0.47)
 In excess of net
  investment income.....    (0.01)         --         --          --         --
 Net realized gains from
  investment
  transactions..........    (1.78)      (1.20)     (0.97)      (0.58)     (0.31)
                          -------     -------    -------    --------   --------
 Total Distributions....    (2.25)      (1.60)     (1.38)      (1.08)     (0.78)
                          -------     -------    -------    --------   --------
Net change in asset
 value..................    (2.45)      (0.26)     (0.02)       2.18       0.27
                          -------     -------    -------    --------   --------
Net Asset Value, End of
 Period.................  $ 12.48     $ 14.93    $ 15.19    $  15.21   $  13.03
                          =======     =======    =======    ========   ========
Total Return (excludes
 sales charge)..........    (1.05)%      9.40%      9.54%      26.42%      8.37%
Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $21,951     $43,223    $46,814    $372,769   $338,425
Ratio of expenses to
 average net assets.....     1.35%       1.34%      1.24%       1.05%      0.98%
Ratio of net investment
 income to average net
 assets.................     3.28%       2.67%      2.77%       3.49%      3.61%
Ratio of expenses to
 average net assets*....     1.37%       1.35%      1.24%       1.10%      1.11%
Portfolio turnover**....       16%         23%        25%         25%        20%

/\  Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

 Financial Highlights, Class B Shares

                                             Year Ended Year Ended Period Ended
                                              July 31,   July 31,    July 31,
                                                2000       1999      1998 (a)
                                             ---------- ---------- ------------
Net Asset Value, Beginning of Period.......    $14.90    $ 15.16      $14.99
                                               ------    -------      ------
Investment Activities
 Net investment income (loss)..............      0.34       0.29        0.28
 Net realized and unrealized gains (losses)
  from investments.........................     (0.64)      0.95        1.15
                                               ------    -------      ------
 Total from Investment Activities..........     (0.30)      1.24        1.43
                                               ------    -------      ------
Distributions
 Net investment income.....................     (0.36)     (0.30)      (0.29)
 In excess of net investment income........     (0.01)        --          --
 Net realized gains from investment
  transactions.............................     (1.78)     (1.20)      (0.97)
                                               ------    -------      ------
 Total Distributions.......................     (2.15)     (1.50)      (1.26)
                                               ------    -------      ------
Net change in asset value..................     (2.45)     (0.26)       0.17
                                               ------    -------      ------
Net Asset Value, End of Period.............    $12.45    $ 14.90      $15.16
                                               ======    =======      ======
Total Return (excludes redemption charge)..     (1.80)%     8.66%      10.07%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)..........    $7,072    $10,131      $5,309
Ratio of expenses to average net assets....      2.10%      2.09%       2.12%(c)
Ratio of net investment income to average
 net assets................................      2.54%      1.93%       1.83%(c)
Ratio of expenses to average net assets*...      2.12%      2.10%       2.12%(c)
Portfolio turnover**.......................        16%        23%         25%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from September 2, 1997 (commencement of operations) through July 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS
Balanced Fund

 Financial Highlights, Trust Shares/\

                                           Year Ended  Year Ended Period Ended
                                            July 31,    July 31,    July 31,
                                              2000        1999      1998 (a)
                                           ----------  ---------- ------------
Net Asset Value, Beginning of Period.....   $  14.93    $  15.18    $  14.77
                                            --------    --------    --------
Investment Activities
 Net investment income (loss)............       0.46        0.44        0.41
 Net realized and unrealized gains
  (losses) from investments..............      (0.64)       0.95        1.38
                                            --------    --------    --------
 Total from Investment Activities........      (0.18)       1.39        1.79
                                            --------    --------    --------
Distributions
 Net investment income...................      (0.49)      (0.44)      (0.41)
 In excess of net investment income......      (0.01)         --          --
 Net realized gains from investment
  transactions...........................      (1.78)      (1.20)      (0.97)
                                            --------    --------    --------
 Total Distributions.....................      (2.28)      (1.64)      (1.38)
                                            --------    --------    --------
Net change in asset value................      (2.46)      (0.25)       0.41
                                            --------    --------    --------
Net Asset Value, End of Period...........   $  12.47    $  14.93    $  15.18
                                            ========    ========    ========
Total Return.............................      (0.90)%      9.74%       9.73%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)........   $166,797    $319,016    $329,626
Ratio of expenses to average net assets..       1.13%       1.09%       1.10%(c)
Ratio of net investment income to average
 net assets..............................       3.50%       2.93%       2.95%(c)
Ratio of expenses to average net
 assets*.................................       1.17%       1.10%       1.10%(c)
Portfolio turnover**.....................         16%         23%         25%

/\  Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 12.70%.
(c) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Select Equity Fund                                                 July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks (99.7%)

                                                              Shares or
                                                              Principal Market
                                                               Amount    Value
                                                              --------- -------
Batteries/Battery Systems (1.8%)
Energizer Holdings, Inc. (b).................................   6,266   $   151
                                                                        -------
Consumer Goods (7.4%)
American Greetings Corp., Class A............................  11,900       202
Gillette Co. ................................................  14,100       412
                                                                        -------
                                                                            614
                                                                        -------
Data Processing & Reproduction (6.3%)
Automatic Data Processing, Inc. .............................  10,600       525
                                                                        -------
Electrical Equipment (2.3%)
Hubbell Harvey, Inc., Class B................................   8,000       193
                                                                        -------
Electronic Components/Instruments (8.4%)
Emerson Electric Co. ........................................  11,400       696
                                                                        -------
Financial Services (11.0%)
Dun & Bradstreet Corp. ......................................  18,300       541
H & R Block, Inc. ...........................................  11,800       378
                                                                        -------
                                                                            919
                                                                        -------
Food Distributors & Wholesalers (14.7%)
Ralston Purina Group.........................................  18,800       380
Smuckers Co., Class A........................................  14,000       252
Sysco Corp. .................................................  15,000       590
                                                                        -------
                                                                          1,222
                                                                        -------
Food Products, Processing & Packaging (15.7%)
General Mills, Inc. .........................................  16,700       573
Hershey Foods Corp. .........................................   8,600       398
International Flavors & Fragrances, Inc. ....................  12,700       340
                                                                        -------
                                                                          1,311
                                                                        -------
Machinery & Equipment (4.0%)
Briggs & Stratton Corp. .....................................   4,500       158
Snap-On, Inc. ...............................................   5,700       172
                                                                        -------
                                                                            330
                                                                        -------
Newspapers (8.5%)
Gannett Co., Inc. ...........................................   6,500       351
Lee Enterprises..............................................   8,000       212
Washington Post, Class B.....................................     301       144
                                                                        -------
                                                                            707
                                                                        -------
Office Equipment & Services (4.4%)
Pitney Bowes, Inc. ..........................................  10,500       364
                                                                        -------
Pharmaceuticals (5.9%)
Bristol-Myers Squibb Co. ....................................   9,900       491
                                                                        -------
Pollution Control Services & Equipment (7.9%)
Waste Management, Inc. ......................................  35,260       659
                                                                        -------
Restaurants (1.4%)
McDonald's Corp. ............................................   3,800       120
                                                                        -------
TOTAL COMMON STOCKS..........................................             8,302
                                                                        -------

 Investment Companies (0.0%)

AmSouth Prime Money Market Fund..............................   1,335         1
                                                                        -------
TOTAL INVESTMENT COMPANIES...................................                 1
                                                                        -------

 Short-Term Securities+ (4.3%)

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------
Commercial Paper (2.8%)
Asset Backed -- Miscellaneous (0.6%)
Asset Securitization Corp., 6.60%, 9/6/00...................  $   15   $     15
Corporate Receivables, 6.62%, 8/1/00........................      18         18
Falcon Asset Securitization Corp., 6.62%, 8/14/00...........      15         15
                                                                       --------
                                                                             48
                                                                       --------
Financial Services (1.6%)
Golden Funding Corp., 6.55%-6.62%, 9/8/00-9/18/00...........      19         19
Liberty Street Funding Corp., 6.56%, 10/11/00...............      13         13
Moat Funding Corp., 6.54%-6.67%, 8/11/00-10/6/00............      19         19
Orix Corp., 6.85%, 8/10/00..................................       9          9
Superior Funding Corp., 6.51%-6.53%, 8/21/00-8/29/00........      20         20
TransAmerica, 6.65%, 9/5/00.................................      15         15
Trident, 6.70%, 8/4/00......................................      18         18
UBS Finance, 6.57%-6.64%, 8/1/00-8/7/00.....................      20         19
                                                                       --------
                                                                            132
                                                                       --------
Food -- Retail (0.1%)
Safeway, Inc., 6.70%, 8/15/00...............................       9          9
                                                                       --------
Miscellaneous (0.1%)
Tyco International, Ltd., 6.91%, 8/7/00.....................       8          8
                                                                       --------
Utilities -- Electrical & Gas (0.2%)
Dominion Resources, Inc., 6.88%, 8/7/00.....................      13         13
                                                                       --------
Utilities -- Telecommunications (0.2%)
Qwest Communications International, Inc., 6.80%, 9/5/00.....      18         18
                                                                       --------
Total Commercial Paper......................................                228
                                                                       --------
Floating Rate Notes (0.3%)
Financial Services (0.2%)
Ford Motor Credit Co., 6.71%*, 4/11/02, MTN.................       7          7
General Motors Acceptance Corp., 6.72%*, 4/5/02, MTN........       4          4
General Motors Acceptance Corp., 6.94%*, 11/13/00, MTN......       4          4
KeyCorp, 6.94%*, 10/23/00, MTN..............................       4          4
                                                                       --------
                                                                             19
                                                                       --------
Miscellaneous (0.1%)
Tyco International, Ltd., 7.47%*, 9/5/00 (c)................       6          6
                                                                       --------
Total Floating Rate Notes...................................                 25
                                                                       --------
Time Deposits (0.3%)
Amex Centurion, 6.56%-6.58%, 8/8/00-8/30/00.................      28         28
                                                                       --------
Investment Companies (0.7%)
AIM Liquid Asset Money Market Fund..........................  57,176         57
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Select Equity Fund                                                 July 31, 2000
                                           (Amounts in thousands, except shares)

 Short-Term Securities+, continued

                                                              Shares or
                                                              Principal Market
                                                               Amount   Value
                                                              --------- ------
Repurchase Agreements (0.2%)
Lehman Brothers, 6.74%, 8/1/00, dated 7/31/00, with a
 maturity value of $18 (See Significant Accounting Policies,
 Securities Lending in the Notes to Financial Statements for
 collateral description).....................................    $18    $   18
                                                                        ------
TOTAL SHORT-TERM SECURITIES..................................              356
                                                                        ------
TOTAL INVESTMENTS (Cost $9,723) (a) --  (104.0%).............            8,659
 Liabilities in excess of other assets --
  (-4.0%)....................................................             (332)
                                                                        ------
TOTAL NET ASSETS -- (100.0%).................................           $8,327
                                                                        ======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation........................................... $   430
    Unrealized depreciation...........................................  (1,494)
                                                                       -------
    Net unrealized depreciation....................................... $(1,064)
                                                                       =======

(b) Represents non-income producing securities.

(c) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended.

* Variable rate security. Rate represents rate in effect at July 31, 2000.

+ Represents securities purchased with cash collateral received on loaned securities.

MTN -- Medium Term Note

                       See notes to financial statements

AMSOUTH FUNDS
Select Equity Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $9,705)..............................      $ 8,641
Repurchase agreements, at cost...................................           18
                                                                       -------
 Total Investments...............................................        8,659
Interest and dividends receivable................................           10
Receivable for capital shares issued.............................            1
Receivable for investments sold..................................          306
Prepaid expenses and other assets................................            2
                                                                       -------
 Total Assets....................................................        8,978
Liabilities:
Payable for return of collateral held for securities on loan..... $356
Custody payable..................................................   21
Payable for investments purchased................................  262
Accrued expenses and other payables:
 Investment advisory fees........................................    2
 Distribution fees...............................................    2
 Other...........................................................    8
                                                                  ----
 Total Liabilities...............................................          651
                                                                       -------
Net Assets:
Capital..........................................................       11,039
Undistributed (distributions in excess of) net realized gains....       (1,648)
Net unrealized appreciation (depreciation) from investments......       (1,064)
                                                                       -------
Net Assets.......................................................      $ 8,327
                                                                       =======
Class A Shares (a)
 Net Assets......................................................      $ 2,512
 Shares outstanding..............................................          288
 Redemption price per share......................................      $  8.72
                                                                       =======
Class A Shares -- Maximum Sales Charge...........................         4.50%
                                                                       -------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent).......      $  9.13
                                                                       =======
Class B Shares
 Net Assets......................................................      $   715
 Shares outstanding..............................................           83
 Offering price per share*.......................................      $  8.64
                                                                       =======
Trust Shares (b)
 Net Assets......................................................      $ 5,100
 Shares outstanding..............................................          584
 Offering and redemption price per share.........................      $  8.73
                                                                       =======

---------
* Redemption price per share varies by length of time shares are held.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Dividend income.................................................      $   282
Expenses:
Investment advisory fees........................................ $107
Administration fees.............................................   28
Distribution fees -- Class B Shares.............................   12
Shareholder servicing fees -- Class A Shares (a)................   12
Shareholder servicing fees -- Trust Shares (b)..................    3
Custodian fees..................................................    2
Accounting fees.................................................   35
Transfer agent fees.............................................   36
Trustee fees and expenses.......................................    1
Other fees......................................................   21
                                                                 ----
 Total expenses before voluntary fee reductions.................          257
 Expenses voluntarily reduced...................................          (70)
                                                                      -------
 Net expenses...................................................          187
                                                                      -------
Net Investment Income...........................................           95
                                                                      -------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions........       (1,118)
Net change in unrealized appreciation (depreciation) from
 investments....................................................       (2,445)
                                                                      -------
Net realized/unrealized gains (losses) from investments.........       (3,563)
                                                                      -------
Change in net assets resulting from operations..................      $(3,468)
                                                                      =======

                       See notes to financial statements

AMSOUTH FUNDS
Select EquityFund

 Statements of Changes in Net Assets

                                                       Year Ended Period Ended
                                                        July 31,    July 31,
                                                          2000      1999 (a)
                                                       ---------- ------------
                                                       (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income................................  $     95    $    72
 Net realized gains (losses) from investment
  transactions........................................    (1,118)       612
 Net change in unrealized appreciation (depreciation)
  from investments....................................    (2,445)     1,381
                                                        --------    -------
Change in net assets resulting from operations........    (3,468)     2,065
                                                        --------    -------
Distributions to Class A Shareholders (b):
 From net investment income...........................       (34)       (49)
 In excess of net investment income...................        (1)        --
 From net realized gains on investment transactions...      (236)       (19)
 In excess of net realized gains......................      (214)        --
Distributions to Class B Shareholders:
 From net investment income...........................        (4)        (2)(d)
 From net realized gains on investment transactions...       (60)        --
 In excess of net realized gains......................       (54)        --
Distributions to Trust Shareholders (c):
 From net investment income...........................       (57)       (22)(e)
 In excess of net investment income...................        (1)        --
 From net realized gains on investment transactions...      (290)        (6)(e)
 In excess of net realized gains......................      (262)        --
                                                        --------    -------
Change in net assets from shareholder distributions...    (1,213)       (98)
                                                        --------    -------
Change in net assets from capital transactions........    (9,603)    20,644
                                                        --------    -------
Change in net assets..................................   (14,284)    22,611
Net Assets:
 Beginning of period..................................    22,611         --
                                                        --------    -------
 End of period........................................  $  8,327    $22,611
                                                        ========    =======

---------
(a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(e) For the period from December 3, 1998 (commencement of operations) through July 31, 1999.
                       See notes to financial statements

AMSOUTH FUNDS
Select Equity Fund

 Financial Highlights, Class A Shares/\

                                                        Year Ended Period Ended
                                                         July 31,    July 31,
                                                          2000+      1999 (a)
                                                        ---------- ------------
Net Asset Value, Beginning of Period..................   $  11.88    $ 10.00
                                                         --------    -------
Investment Activities
 Net investment income (loss).........................       0.07       0.04
 Net realized and unrealized gains (losses) from
  investments.........................................      (2.35)      1.91
                                                         --------    -------
 Total from Investment Activities.....................      (2.28)      1.95
                                                         --------    -------
Distributions
 Net investment income................................      (0.07)     (0.05)
 In excess of net investment income...................         --      (0.01)
 Net realized gains from investment transactions......      (0.43)     (0.01)
 In excess of net realized gains......................      (0.38)        --
                                                         --------    -------
 Total Distributions..................................      (0.88)     (0.07)
                                                         --------    -------
Net change in asset value.............................      (3.16)      1.88
                                                         --------    -------
Net Asset Value, End of Period........................   $   8.72    $ 11.88
                                                         ========    =======
Total Return (excludes sales charge)..................    (19.86)%     19.44%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000).....................   $  2,512    $10,258
Ratio of expenses to average net assets...............       1.44%      1.13%(c)
Ratio of net investment income to average net assets..       0.67%      0.43%(c)
Ratio of expenses to average net assets*..............       1.96%      1.81%(c)
Portfolio turnover**..................................         25%        10%

/\  Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(b) Not annualized.
(c) Annualized.

 Financial Highlights, Class B Shares

                                                      Year Ended  Period Ended
                                                       July 31,     July 31,
                                                        2000 +      1999 (a)
                                                      ----------  ------------
Net Asset Value, Beginning of Period.................  $ 11.83       $ 9.98
                                                       -------       ------
Investment Activities
 Net investment income (loss)........................    (0.01)        0.02
 Net realized and unrealized gains (losses) from
  investments........................................    (2.34)        1.86
                                                       -------       ------
 Total from Investment Activities....................    (2.35)        1.88
                                                       -------       ------
Distributions
 Net investment income...............................    (0.03)       (0.01)
 In excess of net investment income..................       --        (0.01)
 Net realized gains from investment transactions.....    (0.43)       (0.01)
 In excess of net realized gains.....................    (0.38)          --
                                                       -------       ------
 Total Distributions.................................    (0.84)       (0.03)
                                                       -------       ------
Net change in asset value............................    (3.19)        1.85
                                                       -------       ------
Net Asset Value, End of Period.......................  $  8.64       $11.83
                                                       =======       ======
Total Return (excludes redemption charge)............   (20.47)%      18.83%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)....................  $   715       $1,933
Ratio of expenses to average net assets..............     2.21%        1.99%(c)
Ratio of net investment income to average net
 assets..............................................    (0.08)%      (0.49)%(c)
Ratio of expenses to average net assets*.............     2.72%        2.58%(c)
Portfolio turnover**.................................       25%          10%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS
Select Equity Fund

 Financial Highlights, Trust Shares/\

                                                        Year Ended  Period Ended
                                                         July 31,     July 31,
                                                           2000       1999 (a)
                                                        ----------  ------------
Net Asset Value, Beginning of Period..................   $ 11.89      $ 11.52
                                                         -------      -------
Investment Activities
 Net investment income (loss).........................      0.09         0.04
 Net realized and unrealized gains (losses) from
  investments.........................................     (2.36)        0.38
                                                         -------      -------
 Total from Investment Activities.....................     (2.27)        0.42
                                                         -------      -------
Distributions
 Net investment income................................     (0.08)       (0.03)
 In excess of net investment income...................        --        (0.01)
 Net realized gains from investment transactions......     (0.43)       (0.01)
 In excess of net realized gains......................     (0.38)          --
                                                         -------      -------
 Total Distributions..................................     (0.89)       (0.05)
                                                         -------      -------
Net change in asset value.............................     (3.16)        0.37
                                                         -------      -------
Net Asset Value, End of Period........................   $  8.73      $ 11.89
                                                         =======      =======
Total Return..........................................    (19.72)%       3.63%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000).....................   $ 5,100      $10,420
Ratio of expenses to average net assets...............      1.25%        0.99%(c)
Ratio of net investment income to average net assets..      0.88%        0.65%(c)
Ratio of expenses to average net assets*..............      1.78%        1.58%(c)
Portfolio turnover**..................................        25%          10%

/\  Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 3, 1998 (commencement of operations) through July 31, 1999.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Enhanced Market Fund                                               July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks (98.2%)

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------
Advertising (0.0%)
Young & Rubicam, Inc. ......................................     400   $     23
                                                                       --------
Aerospace/Defense (1.3%)
Boeing Co. .................................................   7,800        383
General Dynamics Corp. .....................................   2,200        124
Northrop Grumman Corp. .....................................     400         28
Raytheon Company, Class B...................................   3,800         92
United Technologies Corp. ..................................   4,100        239
                                                                       --------
                                                                            866
                                                                       --------
Airlines (0.1%)
AMR Corp. (b)...............................................   1,600         53
                                                                       --------
Apparel (0.2%)
Liz Claiborne, Inc. ........................................     300         12
Nike, Inc., Class B.........................................   3,100        136
Reebok International Ltd. (b)...............................     200          3
Russell Corp. ..............................................     100          2
V F Corp. ..................................................     100          2
                                                                       --------
                                                                            155
                                                                       --------
Appliances (0.1%)
Whirlpool Corp. ............................................     800         35
                                                                       --------
Automotive (1.1%)
Ford Motor Co. .............................................   9,100        423
General Motors Corp. .......................................   5,000        285
Navistar International (b)..................................     700         25
PACCAR, Inc. ...............................................     400         18
                                                                       --------
                                                                            751
                                                                       --------
Automotive Parts (0.2%)
Cooper Tire & Rubber Co. ...................................     400          4
Dana Corp. .................................................     900         21
Delphi Automotive Systems...................................   3,237         48
Goodyear Tire & Rubber Co. .................................     900         18
TRW, Inc. ..................................................     700         31
Visteon Corp. ..............................................   1,191         17
                                                                       --------
                                                                            139
                                                                       --------
Banking (3.4%)
Bank of America Corp. ......................................   9,500        450
Bank of New York Co., Inc. .................................   4,100        192
Bank One Corp. .............................................   3,048         97
BB&T Corp. .................................................   1,300         32
Chase Manhattan Corp. ......................................   8,700        432
Comerica, Inc. .............................................   1,800         92
Firstar Corp. ..............................................   9,027        178
Huntington Bancshares, Inc. ................................   1,386         22
J.P. Morgan & Co., Inc. ....................................   1,900        254
Keycorp.....................................................   2,500         44
MBNA Corp. .................................................   8,900        297
Regions Financial Corp. ....................................   1,200         24
SouthTrust Corp. ...........................................     900         22
Summit Bancorp. ............................................     300          7
U.S. Bancorp. ..............................................   4,300         83
Union Planters Corp. .......................................     200          6
Wells Fargo Co. ............................................   3,300        136
                                                                       --------
                                                                          2,368
                                                                       --------

 Common Stocks, continued

                                                              Shares or
                                                              Principal  Market
                                                               Amount    Value
                                                              --------- --------
Beverages (2.5%)
Adolph Coors Co., Class B....................................     200   $     13
Anheuser-Busch Co., Inc. ....................................   2,600        209
Coca-Cola Co. ...............................................  13,800        845
PepsiCo, Inc. ...............................................  11,800        541
Seagram Co. Ltd. ............................................   2,400        135
                                                                        --------
                                                                           1,743
                                                                        --------
Biotechnology (0.7%)
Amgen, Inc. (b)..............................................   7,800        507
                                                                        --------
Brokerage Services (1.3%)
Lehman Brothers Holdings, Inc. ..............................   1,300        146
Merrill Lynch & Co., Inc. ...................................   3,000        388
Morgan Stanley Dean Witter & Co. ............................   3,100        283
Paine Webber Group, Inc. ....................................   1,100         76
                                                                        --------
                                                                             893
                                                                        --------
Building Materials (0.0%)
Armstrong Holdings, Inc. ....................................     200          3
Owens Corning................................................     300          2
Vulcan Materials Co. ........................................     200          8
                                                                        --------
                                                                              13
                                                                        --------
Chemicals (1.0%)
Air Products and Chemicals, Inc. ............................   2,600         87
E.I. du Pont de Nemours & Co. ...............................   8,578        388
Eastman Chemical Co. ........................................     100          5
Praxair, Inc. ...............................................   1,700         67
Rohm & Haas Co. .............................................     784         20
Sherwin Williams Co. ........................................   1,900         40
Sigma Aldrich Corp. .........................................     500         14
Union Carbide Corp. .........................................   1,500         67
W.R.Grace and Co. (b)........................................     300          3
                                                                        --------
                                                                             691
                                                                        --------
Chemicals -- Speciality (0.0%)
Engelhard Corp. .............................................   1,400         25
                                                                        --------
Commercial Services (0.0%)
Ecolab, Inc. ................................................     300         11
Quintiles Transnational Corp. (b)............................     600          9
                                                                        --------
                                                                              20
                                                                        --------
Computer Hardware (5.1%)
Apple Computer, Inc. (b).....................................   3,600        183
Compaq Computer Corp. .......................................  13,500        379
Dell Computer Corp. (b)......................................  14,300        628
IBM Corp. ...................................................  11,100      1,248
Sun Microsystems, Inc. (b)...................................  10,100      1,065
                                                                        --------
                                                                           3,503
                                                                        --------
Computer Software (5.4%)
Adobe Systems, Inc. .........................................     700         80
Autodesk, Inc. ..............................................     300          6
Citrix Systems, Inc. (b).....................................   1,000         15
Computer Associates International, Inc. .....................   5,400        134
Computer Sciences Corp. (b)..................................   1,900        119
Compuware Corp. (b)..........................................   2,000         16
Microsoft Corp. (b)..........................................  30,900      2,158
Novell, Inc. (b).............................................   1,800         17

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Enhanced Market Fund                                               July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                              Shares or
                                                              Principal  Market
                                                               Amount    Value
                                                              --------- --------
Computer Software, continued
Oracle Corp. (b).............................................  15,700   $  1,180
Parametric Technology Corp. (b)..............................   1,400         14
Peoplesoft, Inc. (b).........................................   1,400         31
                                                                        --------
                                                                           3,770
                                                                        --------
Computers & Peripherals (7.4%)
3Com Corp. (b)...............................................   3,800         52
Adaptec, Inc. (b)............................................     500         12
Cabletron Systems, Inc. (b)..................................   2,100         55
Cisco Systems, Inc. (b)......................................  38,100      2,492
Electronic Data Systems Corp. ...............................   4,300        185
EMC Corp. (b)................................................  13,062      1,111
Hewlett-Packard Co. .........................................   6,500        710
NCR Corp. (b)................................................     500         18
Network Appliance Corp. (b)..................................   3,000        259
Seagate Technology, Inc. (b).................................   2,400        122
Silicon Graphics, Inc. (b)...................................   1,900          9
Unisys Corp. (b).............................................   2,900         28
                                                                        --------
                                                                           5,053
                                                                        --------
Consumer Goods (0.8%)
American Greetings Corp., Class A............................     400          7
Brunswick Corp. .............................................   1,000         19
Procter & Gamble Co. ........................................   9,600        546
                                                                        --------
                                                                             572
                                                                        --------
Containers & Packaging (0.1%)
Ball Corp. ..................................................     200          7
Crown Cork & Seal, Inc. .....................................   1,500         21
Sealed Air Corp. (b).........................................     200         10
                                                                        --------
                                                                              38
                                                                        --------
Cosmetics/Personal Care (0.4%)
Alberto Culver Co., Class B..................................     200          6
Avon Products, Inc. .........................................   2,700        107
Kimberly Clark Corp. ........................................   3,100        178
                                                                        --------
                                                                             291
                                                                        --------
Data Processing & Reproduction (0.6%)
Automatic Data Processing, Inc. .............................   3,500        173
First Data Corp. ............................................   4,700        217
                                                                        --------
                                                                             390
                                                                        --------
Diversified Manufacturing (6.4%)
B.F. Goodrich Co. ...........................................     100          4
Cooper Industries ...........................................   1,100         35
Corning, Inc. ...............................................     300         70
Crane Co. ...................................................     400          9
Eaton Corp. .................................................     800         54
FMC Corp. (b)................................................     200         12
General Electric Co. ........................................  57,400      2,954
Honeywell International, Inc. ...............................   4,400        148
ITT Industries, Inc. ........................................   1,000         33
Leggett & Platt, Inc. .......................................   1,100         19
Minnesota Mining & Manufacturing Co. ........................   3,300        297
National Service Industries, Inc. ...........................     200          4
Pactiv Corp. (b).............................................   1,000          9
PerkinElmer, Inc. ...........................................     500         32
Springs Industries, Inc., Class A............................     100          3

 Common Stocks, continued

                                                              Shares or
                                                              Principal  Market
                                                               Amount    Value
                                                              --------- --------
Diversified Manufacturing, continued
Textron, Inc. ...............................................   1,600   $     91
Tyco International Ltd. .....................................  12,324        659
                                                                        --------
                                                                           4,433
                                                                        --------
Electronic Components (1.9%)
Altera Corp. (b).............................................   2,100        206
Analog Devices, Inc. (b).....................................   3,200        214
Broadcom Corp., Class A (b)..................................   1,200        270
Millipore Corp. .............................................     500         31
Palm, Inc. (b)...............................................   5,636        220
Solectron Corp. (b)..........................................   3,300        133
Tektronix, Inc. (b)..........................................     300         18
Xilinx, Inc. (b).............................................   3,200        240
                                                                        --------
                                                                           1,332
                                                                        --------
Electronic Components/Instruments (1.1%)
Emerson Electric Co. ........................................   4,100        250
Johnson Controls, Inc. ......................................     900         47
MIPS Technologies, Inc., Class B (b).........................     263         11
Parker-Hannifin Corp. .......................................   1,300         46
PE Corp. Biosystems..........................................   2,300        201
Rockwell International Corp. ................................   2,100         74
Teradyne, Inc. (b)...........................................   1,900        120
Thomas & Betts Corp. ........................................     300          6
                                                                        --------
                                                                             755
                                                                        --------
Engineering & Construction (0.0%)
Fluor Corp. .................................................     900         27
                                                                        --------
Entertainment (0.4%)
Disney (Walt) Co. ...........................................   6,000        232
Harrah's Entertainment, Inc. (b).............................   1,400         35
                                                                        --------
                                                                             267
                                                                        --------
Financial Services (5.4%)
American Express Co. ........................................  10,200        578
Associates First Capital Corp., Class A......................   8,200        215
Capital One Financial Corp. .................................   1,400         82
Citigroup, Inc. .............................................  20,400      1,438
Dun & Bradstreet Corp. ......................................     900         27
Fannie Mae...................................................   7,900        394
Fleet Boston Financial Corp. ................................   5,100        183
Freddie Mac..................................................   3,900        154
Golden West Financial Corp. .................................     400         18
H & R Block, Inc. ...........................................     500         16
Household International, Inc. ...............................   4,700        209
Mellon Financial Corp. ......................................   5,700        215
Old Kent Financial Corp. ....................................     210          6
Providian Financial..........................................   1,550        158
Stilwell Financial, Inc. (b).................................   1,200         53
T. Rowe Price Associates, Inc. ..............................     600         25
                                                                        --------
                                                                           3,771
                                                                        --------
Food Distributors & Wholesalers (0.2%)
Archer-Daniels-Midland Co. ..................................   5,820         55
Great Atlantic & Pacific Tea Co., Inc. ......................     200          3
Ralston Purina Group.........................................   3,400         68
                                                                        --------
                                                                             126
                                                                        --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Enhanced Market Fund                                               July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                              Shares or
                                                              Principal  Market
                                                               Amount    Value
                                                              --------- --------
Food Products, Processing & Packaging (1.1%)
Bestfoods....................................................   3,100   $    216
H.J. Heinz Co. ..............................................   4,000        160
Nabisco Group................................................   3,700         98
Quaker Oats Co. .............................................   1,100         74
Sara Lee Corp. ..............................................   5,100         94
Unilever NV ADR..............................................   3,150        139
                                                                        --------
                                                                             781
                                                                        --------
Forest & Paper Products (0.4%)
Boise Cascade Corp. .........................................     600         17
Fort James Corp. ............................................   2,400         73
Georgia Pacific Corp. .......................................   1,000         25
International Paper Co. .....................................   3,078        105
Louisiana Pacific Corp. .....................................     600          6
Mead Corp. ..................................................     600         15
Potlatch Corp. ..............................................     100          3
Temple-Inland, Inc. .........................................     600         26
Willamette Industries, Inc. .................................     600         18
                                                                        --------
                                                                             288
                                                                        --------
Gas Distribution (0.4%)
Coastal Corp. ...............................................   1,200         69
El Paso Energy Corp. ........................................   1,300         63
Nicor, Inc. .................................................     200          7
Oneok, Inc. .................................................     100          3
Sempra Energy................................................   1,100         21
Williams Cos., Inc. .........................................   2,400        100
                                                                        --------
                                                                             263
                                                                        --------
Health Care (0.1%)
Aetna, Inc. .................................................   1,000         55
HEALTHSOUTH Corp. (b)........................................   4,100         24
Humana, Inc. (b).............................................     900          7
                                                                        --------
                                                                              86
                                                                        --------
Health Care Services (0.3%)
IMS Health, Inc. ............................................   3,400         61
Manor Care, Inc. (b).........................................   1,200         12
McKesson HBOC, Inc. .........................................     570         14
UnitedHealth Group, Inc. ....................................     900         74
Wellpoint Health Networks, Inc. (b)..........................     700         61
                                                                        --------
                                                                             222
                                                                        --------
Home Builders (0.0%)
Centex Corp. ................................................     300          7
Kaufman & Broad Home Corp. ..................................     200          4
Pulte Corp. .................................................     200          5
                                                                        --------
                                                                              16
                                                                        --------
Hotels & Lodging (0.2%)
Carnival Corp. ..............................................   6,900        128
Hilton Hotels Corp. .........................................   2,100         22
                                                                        --------
                                                                             150
                                                                        --------
Household Products/Wares (0.1%)
Fortune Brands, Inc. ........................................   1,900         43
Tupperware Corp. ............................................     300          6
                                                                        --------
                                                                              49
                                                                        --------

 Common Stocks, continued

                                                              Shares or
                                                              Principal  Market
                                                               Amount    Value
                                                              --------- --------
Insurance (3.2%)
AFLAC, Inc. .................................................   1,500   $     78
American International Group, Inc. ..........................  11,138        976
AON Corp. ...................................................     800         29
Cigna Corp. .................................................   1,900        190
Cincinnati Financial Corp. ..................................     900         34
Hartford Financial Services Group............................   2,500        161
Jefferson Pilot Corp. .......................................     300         18
Lincoln National Corp. ......................................   2,200         96
Loews Corp. .................................................   1,200         75
Marsh & McLennan Cos., Inc. .................................   2,800        342
MGIC Investment Corp. .......................................   1,200         68
Progressive Corp. ...........................................     200         13
Safeco Corp. ................................................     600         14
St. Paul Cos., Inc. .........................................     800         36
Torchmark Corp. .............................................     700         17
UnumProvident Corp. .........................................   2,565         59
                                                                        --------
                                                                           2,206
                                                                        --------
Internet Software (1.3%)
America Online, Inc. (b).....................................  14,700        783
Yahoo!, Inc. (b).............................................   1,100        142
                                                                        --------
                                                                             925
                                                                        --------
Machinery & Equipment (0.4%)
Black & Decker Corp. ........................................   1,000         37
Briggs & Stratton Corp. .....................................     100          4
Caterpillar, Inc. ...........................................   4,000        136
Ingersoll Rand Co. ..........................................   1,700         67
Milacron, Inc. ..............................................     200          3
W W Grainger, Inc. ..........................................     100          3
                                                                        --------
                                                                             250
                                                                        --------
Media (1.2%)
Harcourt General, Inc. ......................................     400         22
McGraw Hill Cos., Inc. ......................................   2,200        131
Meredith Corp. ..............................................     600         19
Time Warner, Inc. ...........................................   4,500        345
Viacom, Inc., Class B (b)....................................   4,324        287
                                                                        --------
                                                                             804
                                                                        --------
Medical Supplies (0.6%)
Allergan, Inc. ..............................................   1,100         74
Bausch & Lomb, Inc. .........................................     600         37
Biomet, Inc. (b).............................................     600         27
C.R. Bard, Inc. .............................................     500         25
Edwards Lifesciences Corp. (b)...............................     620         14
Guidant Corp. (b)............................................   1,700         96
Mallinckrodt, Inc. ..........................................     800         37
Medtronic, Inc. .............................................   2,000        101
St. Jude Medical, Inc. (b)...................................     500         21
                                                                        --------
                                                                             432
                                                                        --------
Metals & Mining (0.3%)
Alcan Aluminum Ltd. .........................................   1,200         39
Alcoa, Inc. .................................................   1,484         46
Barrick Gold Corp. ..........................................   2,100         33
Freeport-McMoran Copper & Gold, Inc. ........................   1,800         16
Homestake Mining.............................................   2,900         16

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Enhanced Market Fund                                               July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                              Shares or
                                                              Principal  Market
                                                               Amount    Value
                                                              --------- --------
Metals & Mining, continued
Inco Ltd. (b)................................................     900   $     13
Newmont Mining Corp. ........................................   1,600         28
Phelps Dodge Corp. ..........................................     505         21
Placer Dome, Inc. ...........................................   1,800         15
                                                                        --------
                                                                             227
                                                                        --------
Newspapers (0.4%)
Gannett Co., Inc. ...........................................   3,000        161
Tribune Co. .................................................   3,250        106
                                                                        --------
                                                                             267
                                                                        --------
Office Equipment & Services (0.4%)
Avery Dennison Corp. ........................................     600         33
Lexmark International Group, Inc., Class A (b)...............   1,400         63
Pitney Bowes, Inc. ..........................................   3,000        104
Xerox Corp. .................................................   7,500        111
                                                                        --------
                                                                             311
                                                                        --------
Oil & Gas Exploration, Production & Services (6.0%)
Amerada Hess Corp. ..........................................     500         30
Anadarko Petroleum Corp. ....................................   1,320         63
Apache Corp. ................................................   1,300         65
Baker Hughes, Inc. ..........................................   3,752        130
Burlington Resources, Inc. ..................................   2,400         78
Chevron Corp. ...............................................   3,700        292
Columbia Energy Group........................................     500         34
Conoco, Inc., Class B........................................   3,590         83
Eastern Enterprises..........................................     200         13
Enron Corp. .................................................   4,000        295
Exxon Mobil Corp. ...........................................  20,932      1,675
Halliburton Co. .............................................   2,500        115
Kerr-McGee Corp. ............................................     200         11
McDermott International, Inc. ...............................     400          3
Occidental Petroleum Corp. ..................................   2,100         43
Phillips Petroleum Co. ......................................   2,800        142
Rowan Companies, Inc. (b)....................................   1,000         25
Royal Dutch Petroleum Co. ...................................  11,900        693
Texaco, Inc. ................................................   3,100        153
Transocean Sedco Forex, Inc. ................................   1,174         58
Unocal Corp. ................................................   1,400         42
USX-Marathon Group...........................................   3,300         80
                                                                        --------
                                                                           4,123
                                                                        --------
Pharmaceuticals (9.5%)
Abbott Laboratories..........................................  10,900        454
ALZA Corp., Class A (b)......................................     600         39
American Home Products Corp. ................................   9,700        515
Baxter International, Inc. ..................................   3,200        249
Biogen, Inc. (b).............................................     800         42
Bristol-Myers Squibb Co. ....................................  13,300        660
Eli Lilly & Co. .............................................   7,600        789
Johnson & Johnson............................................   4,800        447
Merck & Co., Inc. ...........................................  13,000        932
Pfizer, Inc. ................................................  31,850      1,374
Pharmacia Corp. .............................................   9,374        513
Schering-Plough Corp. .......................................  11,100        479
                                                                        --------
                                                                           6,493
                                                                        --------

 Common Stocks, continued

                                                              Shares or
                                                              Principal  Market
                                                               Amount    Value
                                                              --------- --------
Photography & Imaging (0.0%)
Polaroid Corp. ..............................................     200   $      4
                                                                        --------
Pollution Control Services & Equipment (0.1%)
Waste Management, Inc. ......................................   3,500         65
                                                                        --------
Printing (0.0%)
R.R. Donnelley & Sons Co. ...................................     700         16
                                                                        --------
Railroads (0.2%)
Burlington Northern Santa Fe.................................   5,200        127
Norfolk Southern Corp........................................   2,200         41
                                                                        --------
                                                                             168
                                                                        --------
Restaurants (0.5%)
Darden Restaurants, Inc. ....................................     700         11
McDonald's Corp. ............................................   9,900        312
Tricon Global Restaurants (b)................................     900         22
Wendy's International, Inc. .................................     700         12
                                                                        --------
                                                                             357
                                                                        --------
Retail (4.8%)
Bed Bath & Beyond, Inc. (b)..................................     800         29
Best Buy Co., Inc. (b).......................................   2,300        167
Circuit City Stores, Inc. ...................................   2,300         53
Gap, Inc. ...................................................   4,800        172
Home Depot, Inc. ............................................  14,400        745
IKON Office Solutions........................................     600          2
J.C. Penney Co., Inc. .......................................     300          5
Longs Drug Stores Corp. .....................................     200          4
Lowes Companies, Inc. .......................................   3,900        165
May Department Stores Co. ...................................   3,700         88
Office Depot, Inc. (b).......................................   1,800         11
RadioShack Corp. ............................................   2,200        124
Rite Aid.....................................................   1,000          4
Safeway, Inc. (b)............................................   4,800        216
Staples, Inc. (b)............................................   2,700         37
SUPERVALU, Inc. .............................................   1,500         27
Target Corp. ................................................   8,800        255
TJX Co., Inc. (b)............................................   2,500         42
Toys R US, Inc. (b)..........................................   2,600         43
Wal-Mart Stores, Inc. .......................................  20,500      1,127
                                                                        --------
                                                                           3,316
                                                                        --------
Semiconductors (5.8%)
Advanced Micro Devices, Inc. (b).............................   1,600        115
Applied Materials, Inc. (b)..................................   4,300        326
Conexant Systems, Inc. (b)...................................   1,200         38
Intel Corp. .................................................  37,200      2,483
KLA-Tencor Corp. (b).........................................   2,100        112
Micron Technology, Inc. (b)..................................   3,000        245
National Semiconductor Corp. (b).............................   1,900         69
Texas Instruments, Inc. .....................................  10,200        599
                                                                        --------
                                                                           3,987
                                                                        --------
Steel (0.1%)
Bethlehem Steel Corp. (b)....................................     500          2
Nucor Corp. .................................................   1,000         39
Timken Co. ..................................................     300          5

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Enhanced Market Fund                                               July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                               Shares or
                                                               Principal Market
                                                                Amount    Value
                                                               --------- -------
Steel, continued
USX-U.S. Steel Group, Inc. ...................................   1,000   $    18
Worthington Industries, Inc. .................................     400         4
                                                                         -------
                                                                              68
                                                                         -------
Technology (0.1%)
Agilent Technologies, Inc. (b)................................   2,479       101
                                                                         -------
Telecommunications -- Equipment (2.8%)
JDS Uniphase Corp. (b)........................................   3,200       378
Lucent Technologies, Inc. ....................................  17,750       776
Motorola, Inc. ...............................................  14,931       494
Scientific-Atlanta, Inc. .....................................   1,800       139
Tellabs, Inc. (b).............................................   2,200       143
                                                                         -------
                                                                           1,930
                                                                         -------
Telecommunications -- Wireless (2.2%)
Andrew Corp. (b)..............................................     400        11
Nortel Networks Corp., ADR....................................  16,200     1,205
Qualcomm, Inc. (b)............................................   5,200       338
                                                                         -------
                                                                           1,554
                                                                         -------
Tobacco (0.7%)
Philip Morris Companies, Inc. ................................  18,600       469
UST, Inc. ....................................................   1,000        15
                                                                         -------
                                                                             484
                                                                         -------
Toys/Games/Hobbies (0.1%)
Hasbro, Inc. .................................................   1,950        22
Mattel, Inc. .................................................   4,300        48
                                                                         -------
                                                                              70
                                                                         -------
Transportation & Shipping (0.1%)
FedEx Corp. (b)...............................................   1,600        63
Kansas City Southern Industries, Inc. ........................     300         2
                                                                         -------
                                                                              65
                                                                         -------
Transportation Leasing & Trucking (0.0%)
Ryder System, Inc. ...........................................     600        13
                                                                         -------
Utilities -- Electric & Gas (1.6%)
Ameren Corp. .................................................     800        29
American Electric Power Co. ..................................   1,820        60
Cinergy Corp. ................................................     900        23
CMS Energy Corp. .............................................     700        18
Consolidated Edison, Inc. ....................................   1,200        36
Constellation Energy Group....................................     900        30
CP&L Energy, Inc. ............................................     900        30
Dominion Resources, Inc. .....................................   1,304        59
DTE Energy Co. ...............................................     800        25
Duke Energy Corp. ............................................   2,000       123
Edison International..........................................   2,000        39
Entergy Corp. ................................................   1,400        38
Firstenergy Corp. ............................................   1,200        31
Florida Progress Corp. .......................................     500        25
FPL Group, Inc. ..............................................   1,000        48
GPU, Inc. ....................................................     600        16
New Century Energies, Inc. ...................................     700        24
Niagara Mohawk Holdings, Inc. (b).............................     800        11
Northern States Power Co. ....................................     900        20
PECO Energy Co. ..............................................   1,000        43
Peoples Energy Corp. .........................................     200         6

 Common Stocks, continued

                                                              Shares or
                                                              Principal Market
                                                               Amount    Value
                                                              --------- -------
Utilities -- Electric & Gas, continued
PG&E Corp. ..................................................    2,200  $    57
Pinnacle West Capital Corp. .................................      400       16
PPL Corp. ...................................................      750       20
Public Service Enterprise Group, Inc. .......................    1,200       40
Reliant Energy, Inc. ........................................    1,600       54
Southern Co. ................................................    3,800       93
TXU Corp. ...................................................    1,500       47
Unicom Corp. ................................................    1,200       49
                                                                        -------
                                                                          1,110
                                                                        -------
Utilities -- Telecommunications (6.1%)
Alltel Corp. ................................................    3,100      191
AT&T Corp. ..................................................   12,811      396
BellSouth Corp. .............................................   10,500      418
Centurytel, Inc. ............................................    1,600       47
Global Crossing Ltd. (b).....................................    4,230      103
Qwest Communications International, Inc. (b).................    8,128      381
SBC Communications, Inc. ....................................   21,080      898
Sprint Corp. ................................................    7,000      249
Sprint Corp. (PCS Group) (b).................................    4,800      265
Verizon Communications.......................................   13,506      635
WorldCom, Inc. (b)...........................................   15,800      617
                                                                        -------
                                                                          4,200
                                                                        -------
TOTAL COMMON STOCKS..........................................            68,011
                                                                        -------

 U.S. Treasury Notes (0.7%)

5.12%, 8/31/00 (c)........................................... $    500      499
                                                                        -------
TOTAL U.S. TREASURY NOTES....................................               499
                                                                        -------

 Investment Companies (1.3%)

AmSouth Prime Money Market Fund..............................  878,069      878
AmSouth U.S. Treasury Money Market Fund......................    1,921        2
                                                                        -------
TOTAL INVESTMENT COMPANIES...................................               880
                                                                        -------

 Short-Term Securities+ (7.3%)

Commercial Paper (4.6%)
Asset Backed -- Miscellaneous (0.9%)
Asset Securitization Corp., 6.60%, 9/6/00.................... $    211      207
Corporate Receivables, 6.62%, 8/1/00.........................      263      263
Falcon Asset Securitization Corp., 6.62%, 8/14/00............      211      207
                                                                        -------
                                                                            677
                                                                        -------
Financial Services (2.6%)
Golden Funding Corp., 6.55%-6.62%, 9/8/00-9/18/00............      268      265
Liberty Street Funding Corp., 6.56%, 10/11/00................      188      184
Moat Funding Corp., 6.54%-6.67%, 8/11/00-10/6/00.............      268      264
Orix Corp., 6.85%, 8/10/00...................................      132      130
Superior Funding Corp., 6.51%-6.53%, 8/21/00-8/29/00.........      289      288

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Enhanced Market Fund                                               July 31, 2000
                                           (Amounts in thousands, except shares)

 Short-Term Securities+, continued

                                                             Shares or
                                                             Principal Market
                                                              Amount    Value
                                                             --------- -------
Financial Services, continued
TransAmerica, 6.65%, 9/5/00................................. $    211  $   208
Trident, 6.70%, 8/4/00......................................      263      261
UBS Finance, 6.57%-6.64%, 8/1/00-8/7/00.....................      281      280
                                                                       -------
                                                                         1,880
                                                                       -------
Food -- Retail (0.2%)
Safeway, Inc., 6.70%, 8/15/00...............................      132      131
                                                                       -------
Miscellaneous (0.2%)
Tyco International, Ltd., 6.91%, 8/7/00.....................      109      108
                                                                       -------
Utilities -- Electrical & Gas (0.3%)
Dominion Resources, Inc., 6.88%, 8/7/00.....................      184      182
                                                                       -------
Utilities -- Telecommunications (0.4%)
Qwest Communications International, Inc., 6.80%, 9/5/00.....      263      260
                                                                       -------
Total Commercial Paper......................................             3,238
                                                                       -------
Floating Rate Notes (0.5%)
Financial Services (0.4%)
Ford Motor Credit Co., 6.71%*, 4/11/02, MTN.................      105      105
General Motors Acceptance Corp., 6.72%*, 4/5/02, MTN........       53       53
General Motors Acceptance Corp., 6.94%*, 11/13/00, MTN......       63       63
KeyCorp, 6.94%*, 10/23/00, MTN..............................       53       53
                                                                       -------
                                                                           274
                                                                       -------
Miscellaneous (0.1%)
Tyco International, Ltd., 7.47%*, 9/5/00....................       79       79
                                                                       -------
Total Floating Rate Notes...................................               353
                                                                       -------
Time Deposits (0.6%)
Amex Centurion, 6.56%-6.58%, 8/8/00-8/30/00.................      395      395
                                                                       -------
Investment Companies (1.2%)
AIM Liquid Asset Money Market Fund..........................  814,045      814
                                                                       -------
Repurchase Agreements (0.4%)
Lehman Brothers, 6.74%, 8/1/00, dated 7/31/00, with a
 maturity value of $263 (See Significant Accounting
 Policies, Securities Lending in the Notes to Financial
 Statements for collateral description)..................... $    263      263
                                                                       -------
TOTAL SHORT-TERM SECURITIES.................................             5,063
                                                                       -------
TOTAL INVESTMENTS
 (Cost $68,239) (a) -- (107.5%).............................            74,453
Liabilities in excess of
 other assets -- (-7.5%)....................................            (5,181)
                                                                       -------
TOTAL NET ASSETS -- (100.0%)................................           $69,272
                                                                       =======

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $47. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation............................................ $12,598
    Unrealized depreciation............................................  (6,431)
                                                                        -------
    Net unrealized appreciation........................................ $ 6,167
                                                                        =======

(b) Represents non-income producing securities.
(c) All or part of this security has been pledged as collateral as of July 31, 2000.
(d) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended.
* Variable rate security. Rate represents rate in effect at July 31, 2000.
+ Represents securities purchased with cash collateral received on loaned securities.

ADR -- American Depository Receipt
MTN -- Medium Term Note

                                                Open Futures Contracts
                                                ----------------------
                                         # of    Contract Expiration Unrealized
                                       Contracts  Value      Date    Gain/(Loss)
                                       --------- -------- ---------- -----------
S&P 500 Stock Index...................      3     $1,079   9/15/00       (27)

The aggregate market value of securities pledged to cover margin requirements for open futures positions at July 31, 2000 was $56.
                       See notes to financial statements

AMSOUTH FUNDS
Enhanced Market Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $67,976)...........................         $74,190
Repurchase agreements, at cost.................................             263
                                                                        -------
 Total Investments.............................................          74,453
Cash...........................................................               1
Interest and dividends receivable..............................              56
Receivable for capital shares issued...........................              37
Net receivable for variation margin on futures contracts.......               5
Prepaid expenses and other assets..............................               3
                                                                        -------
  Total Assets.................................................          74,555
Liabilities:
Payable for return of collateral held for securities on loan...  $5,063
Payable for capital shares redeemed............................     169
Accrued expenses and other payables:
 Investment advisory fees......................................      10
 Administration fees...........................................       2
 Distribution fees.............................................      22
 Custodian fees................................................       2
 Other.........................................................      15
                                                                 ------
  Total Liabilities............................................           5,283
                                                                        -------
Net Assets:
Capital........................................................          62,478
Undistributed (distributions in excess of) net investment
 income........................................................              (2)
Undistributed (distributions in excess of) net realized gains..             609
Net unrealized appreciation (depreciation) from investments and
 futures.......................................................           6,187
                                                                        -------
Net Assets.....................................................         $69,272
                                                                        =======
Class A Shares (a)
 Net Assets....................................................         $20,555
 Shares outstanding............................................           1,404
 Redemption price per share....................................         $ 14.64
                                                                        =======
Class A Shares -- Maximum Sales Charge.........................            4.50%
                                                                        -------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent).....         $ 15.33
                                                                        =======
Class B Shares
 Net Assets....................................................         $17,095
 Shares outstanding............................................           1,175
 Offering price per share*.....................................         $ 14.55
                                                                        =======
Trust Shares (b)
 Net Assets....................................................         $31,622
 Shares outstanding............................................           2,159
 Offering and redemption price per share.......................         $ 14.65
                                                                        =======

---------
* Redemption price per share varies by length of time shares are held.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.

 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Interest income..................................................      $   55
Dividend income..................................................         807
Income from securities lending...................................           1
                                                                       ------
 Total Investment Income.........................................         863
Expenses:
Investment advisory fees......................................... $264
Administration fees..............................................  120
Distribution fees -- Class B Shares..............................  126
Shareholder servicing fees -- Class A Shares (a).................   49
Shareholder servicing fees -- Trust Shares (b)...................   19
Custodian fees...................................................   13
Accounting fees..................................................   52
Transfer agent fees..............................................   62
Trustee fees and expenses........................................    2
Other fees.......................................................   35
                                                                  ----
 Total expenses before voluntary fee reductions..................         742
 Expenses voluntarily reduced....................................        (106)
                                                                       ------
 Net expenses....................................................         636
                                                                       ------
Net Investment Income............................................         227
                                                                       ------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions and
 futures.........................................................         769
Net change in unrealized appreciation (depreciation) from
 investments and futures.........................................       3,755
                                                                       ------
Net realized/unrealized gains (losses) from investments..........       4,524
                                                                       ------
Change in net assets resulting from operations...................      $4,751
                                                                       ======

                       See notes to financial statements

AMSOUTH FUNDS
Enhanced Market Fund

 Statements of Changes in Net Assets

                                                       Year Ended Period Ended
                                                        July 31,    July 31,
                                                          2000      1999 (a)
                                                       ---------- ------------
                                                       (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income................................  $   227     $   126
 Net realized gains (losses) from investment
  transactions and futures............................      769       1,583
 Net change in unrealized appreciation (depreciation)
  from investments and futures........................    3,755       2,432
                                                        -------     -------
Change in net assets resulting from operations........    4,751       4,141
                                                        -------     -------
Distributions to Class A Shareholders (b):
 From net investment income...........................      (81)        (79)
 In excess of net investment income...................       (7)         --
 From net realized gains on investment transactions...     (614)        (30)
Distributions to Class B Shareholders:
 From net investment income...........................       (4)         (4)(d)
 From net realized gains on investment transactions...     (326)         (2)(d)
Distributions to Trust Shareholders (c):
 From net investment income...........................     (144)        (41)(e)
 In excess of net investment income...................      (12)         --
 From net realized gains on investment transactions...     (754)         --
                                                        -------     -------
Change in net assets from shareholder distributions...   (1,942)       (156)
                                                        -------     -------
Change in net assets from capital transactions........   31,693      30,785
                                                        -------     -------
Change in net assets..................................   34,502      34,770
Net Assets:
 Beginning of period..................................   34,770          --
                                                        -------     -------
 End of period........................................  $69,272     $34,770
                                                        =======     =======

---------
(a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(e) For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
                       See notes to financial statements

AMSOUTH FUNDS
Enhanced Market Fund

 Financial Highlights, Class A Shares/\

                                                        Year Ended Period Ended
                                                         July 31,    July 31,
                                                           2000      1999 (a)
                                                        ---------- ------------
Net Asset Value, Beginning of Period..................   $ 13.86     $ 10.00
                                                         -------     -------
Investment Activities
 Net investment income (loss).........................      0.07        0.09
 Net realized and unrealized gains (losses) from
  investments and futures.............................      1.23        3.89
                                                         -------     -------
 Total from Investment Activities.....................      1.30        3.98
                                                         -------     -------
Distributions
 Net investment income................................     (0.06)      (0.09)
 In excess of net investment income...................     (0.01)         --
 Net realized gains from investment transactions......     (0.45)      (0.03)
                                                         -------     -------
 Total Distributions..................................     (0.52)      (0.12)
                                                         -------     -------
Net change in asset value.............................      0.78        3.86
                                                         -------     -------
Net Asset Value, End of Period........................   $ 14.64     $ 13.86
                                                         =======     =======
Total Return (excludes sales charge)..................      9.46%      39.93%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000).....................   $20,555     $14,365
Ratio of expenses to average net assets...............      1.01%       0.88%(c)
Ratio of net investment income to average net assets..      0.48%       0.79%(c)
Ratio of expenses to average net assets*..............      1.22%       1.52%(c)
Portfolio turnover**..................................        30%         36%

/\  Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(b) Not annualized.
(c) Annualized.

 Financial Highlights, Class B Shares

                                                      Year Ended  Period Ended
                                                       July 31,     July 31,
                                                         2000       1999 (a)
                                                      ----------  ------------
Net Asset Value, Beginning of Period.................  $ 13.82       $10.30
                                                       -------       ------
Investment Activities
 Net investment income (loss)........................    (0.04)        0.03
 Net realized and unrealized gains (losses) from
  investments and futures............................     1.22         3.55
                                                       -------       ------
 Total from Investment Activities....................     1.18         3.58
                                                       -------       ------
Distributions
 Net investment income...............................       --        (0.03)
 Net realized gains from investment transactions.....    (0.45)       (0.03)
                                                       -------       ------
 Total Distributions.................................    (0.45)       (0.06)
                                                       -------       ------
Net change in asset value............................     0.73         3.52
                                                       -------       ------
Net Asset Value, End of Period.......................  $ 14.55       $13.82
                                                       =======       ======
Total Return (excludes redemption charge)............     8.65%       34.85%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)....................  $17,095       $6,132
Ratio of expenses to average net assets..............     1.77%        1.73%(c)
Ratio of net investment income to average net
 assets..............................................    (0.31)%      (0.12)%(c)
Ratio of expenses to average net assets*.............     1.93%        2.28%(c)
Portfolio turnover**.................................       30%          36%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS
Enhanced Market Fund

 Financial Highlights, Trust Shares/\

                                                        Year Ended Period Ended
                                                         July 31,    July 31,
                                                           2000      1999 (a)
                                                        ---------- ------------
Net Asset Value, Beginning of Period..................   $ 13.86     $ 12.18
                                                         -------     -------
Investment Activities
 Net investment income (loss).........................      0.10        0.07
 Net realized and unrealized gains (losses) from
  investments and futures.............................      1.23        1.71
                                                         -------     -------
 Total from Investment Activities.....................      1.33        1.78
                                                         -------     -------
Distributions
 Net investment income................................     (0.08)      (0.07)
 In excess of net investment income...................     (0.01)         --
 Net realized gains from investment transactions......     (0.45)      (0.03)
                                                         -------     -------
 Total Distributions..................................     (0.54)      (0.10)
                                                         -------     -------
Net change in asset value.............................      0.79        1.68
                                                         -------     -------
Net Asset Value, End of Period........................   $ 14.65     $ 13.86
                                                         =======     =======
Total Return..........................................      9.73%      14.71%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000).....................   $31,622     $14,273
Ratio of expenses to average net assets...............      0.81%       0.74%(c)
Ratio of net investment income to average net assets..      0.65%       0.90%(c)
Ratio of expenses to average net assets*..............      0.98%       1.29%(c)
Portfolio turnover**..................................        30%         36%

/\ Formerly Premier Shares.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
(b) Not annualized.
(c) Annualized.


                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
International Equity Fund                                          July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks (96.2%)

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------
Australia (1.2%)
Materials & Commodities (1.2%)
Broken Hill Proprietary Co., Ltd. ..........................  119,117  $  1,259
                                                                       --------
Brazil (0.9%)
Telecommunications (0.9%)
Embratel Participacoes SA -- ADR............................   23,500       505
Tele Norte Leste Participacoes SA -- ADR....................   20,310       486
                                                                       --------
                                                                            991
                                                                       --------
Denmark (1.2%)
Telecommunications (1.2%)
Tele Danmark A/S............................................   21,800     1,341
                                                                       --------
Finland (0.9%)
Forest Products & Paper (0.9%)
UPM-Kymmene OYJ.............................................   38,000       937
                                                                       --------
France (12.6%)
Banking (1.1%)
BNP Paribas.................................................   12,020     1,186
                                                                       --------
Chemicals (2.2%)
Aventis S.A. ...............................................   30,951     2,384
                                                                       --------
Diversified (0.7%)
Lagardere S.C.A. ...........................................   11,900       770
                                                                       --------
Electrical & Electronics (1.8%)
Alcatel Alsthom.............................................   26,400     1,947
                                                                       --------
Insurance (1.3%)
AXA.........................................................    8,990     1,366
                                                                       --------
Materials & Commodities (0.9%)
Compagnie de St. Gobain.....................................    6,240       916
                                                                       --------
Multi-Industry (2.4%)
Suez Lyonnaise des Eaux.....................................    7,950     1,301
Vivendi.....................................................   16,238     1,297
                                                                       --------
                                                                          2,598
                                                                       --------
Oil & Gas Production & Services (2.2%)
Total Fina SA-B.............................................   15,701     2,326
                                                                       --------
                                                                         13,493
                                                                       --------
Germany (8.6%)
Airline Services (1.2%)
Deutsche Lufthansa AG.......................................   52,900     1,314
                                                                       --------
Banking (1.9%)
Bayerische Hypo-und Vereinsbank.............................   34,460     2,034
                                                                       --------
Insurance (2.1%)
Allianz AG..................................................    6,022     2,260
                                                                       --------
Multi-Industry (3.0%)
E.On AG.....................................................   29,000     1,633
Siemens AG..................................................    7,050     1,097
Thyssen Krupp AG............................................   30,600       527
                                                                       --------
                                                                          3,257
                                                                       --------
Telecommunications (0.4%)
Deutsche Telekom AG.........................................    9,236       406
                                                                       --------
                                                                          9,271
                                                                       --------

 Common Stocks, continued

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------
India (0.2%)
Telecommunications (0.2%)
Mahanager Telephone Nigam, Ltd. --
 GDR (c)....................................................   25,900  $    227
                                                                       --------
Italy (2.6%)
Banking (1.1%)
San Paolo -- IMI SpA........................................   71,100     1,205
                                                                       --------
Energy Sources (1.0%)
ENI SpA.....................................................  185,400     1,038
                                                                       --------
Insurance (0.5%)
Alleanza Assicurazioni SpA..................................   40,500       505
                                                                       --------
                                                                          2,748
                                                                       --------
Japan (21.8%)
Automobile (2.5%)
Nissan Motor Co., Ltd. (b)..................................  533,000     2,661
                                                                       --------
Banking (3.8%)
Fuji Bank, Ltd. ............................................  103,000       666
Industrial Bank of Japan, Ltd. .............................  131,000       840
Sumitomo Trust & Banking, Ltd. .............................  212,000     1,365
The Sakura Bank, Ltd. ......................................  228,000     1,321
                                                                       --------
                                                                          4,192
                                                                       --------
Computer Systems (1.4%)
Fujitsu Ltd. ...............................................   53,000     1,490
                                                                       --------
Electrical & Electronics (4.3%)
Hitachi Ltd. ...............................................   41,000       490
Sony Corp. .................................................   22,500     2,068
TDK Corp. ..................................................   17,000     2,124
                                                                       --------
                                                                          4,682
                                                                       --------
Financial Services (1.8%)
Acom Co., Ltd. .............................................    5,200       394
Orix Corp. .................................................   11,700     1,511
                                                                       --------
                                                                          1,905
                                                                       --------
Food & Household Products (1.4%)
Kao Corp. ..................................................   52,000     1,538
                                                                       --------
Office Equipment (1.7%)
Canon, Inc. ................................................   41,000     1,826
                                                                       --------
Paper & Pulp (0.6%)
Nippon Paper Industries Co., Ltd. ..........................   86,000       628
                                                                       --------
Pharmaceutical (0.9%)
Sankyo Co., Ltd. ...........................................   41,000       962
                                                                       --------
Telecommunications (2.7%)
Nippon Telegraph & Telephone Corp. .........................      146     1,746
NTT DoCoMo..................................................       44     1,104
                                                                       --------
                                                                          2,850
                                                                       --------
Wire & Cable Products (0.7%)
Sumitomo Electric Industries, Ltd. .........................   49,000       793
                                                                       --------
                                                                         23,527
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
International Equity Fund                                          July 31, 2000
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------
Mexico (1.9%)
Financial Services (1.1%)
Grupo Financiero Banamex Accival, SA de CV, Class O (b).....  249,100  $  1,186
                                                                       --------
Telecommunications (0.8%)
Telefonos de Mexico SA de CV -- Class L, ADR................   16,500       868
                                                                       --------
                                                                          2,054
                                                                       --------
Netherlands (6.3%)
Beverages (1.3%)
Heineken NV.................................................   24,525     1,402
                                                                       --------
Chemicals (1.2%)
Akzo Nobel NV...............................................   30,050     1,336
                                                                       --------
Computer Services (1.0%)
Getronics NV................................................   61,800     1,042
                                                                       --------
Electrical & Electronics (1.1%)
Philips Electronics NV......................................   25,496     1,155
                                                                       --------
Financial Services (1.7%)
ING Groep NV................................................   28,200     1,886
                                                                       --------
                                                                          6,821
                                                                       --------
Portugal (1.6%)
Telecommunications (1.6%)
Portugal Telecom SA.........................................  153,400     1,670
                                                                       --------
Singapore (3.1%)
Banking (3.1%)
Oversea-Chinese Banking Corp., Ltd. ........................  203,050     1,476
United Overseas Bank, Ltd. .................................  254,632     1,820
                                                                       --------
                                                                          3,296
                                                                       --------
South Korea (1.3%)
Electrical & Electronics (1.0%)
Samsung Electronics Co. -- GDR (c)..........................    7,130     1,025
                                                                       --------
Telecommunications (0.3%)
SK Telecom Co., Ltd. -- ADR.................................   12,000       366
                                                                       --------
                                                                          1,391
                                                                       --------
Spain (2.9%)
Energy Sources (1.9%)
Endesa SA...................................................   94,900     1,969
                                                                       --------
Telecommunications (1.0%)
Telefonica de Espana (b)....................................   52,234     1,099
                                                                       --------
                                                                          3,068
                                                                       --------
Sweden (3.4%)
Appliances & Household Durables (0.8%)
Electrolux AB, Class B......................................   60,100       895
                                                                       --------
Banking (1.1%)
Svenska Handelsbanken AB, Class A...........................   76,000     1,144
                                                                       --------
Investment Company (1.5%)
Investor AB, B Shares.......................................  111,700     1,619
                                                                       --------
                                                                          3,658
                                                                       --------
Switzerland (4.2%)
Insurance (1.5%)
Zurich Allied AG............................................    2,950     1,591
                                                                       --------

 Common Stocks, continued

                                                           Shares or
                                                           Principal  Market
                                                            Amount    Value
                                                           --------- --------
Switzerland, continued
Machinery & Engineering (1.5%)
ABB Ltd. (b)..............................................   13,784  $  1,643
                                                                     --------
Pharmaceutical (1.2%)
Roche Holding AG..........................................      136     1,278
                                                                     --------
                                                                        4,512
                                                                     --------
United Kingdom (21.5%)
Aerospace & Military Technology (1.3%)
British Aerospace PLC.....................................  209,000     1,409
                                                                     --------
Banking (2.3%)
Halifax Group PLC.........................................  109,300       856
HSBC Holdings PLC.........................................  115,100     1,558
                                                                     --------
                                                                        2,414
                                                                     --------
Beverages (1.3%)
Diageo PLC................................................  156,168     1,371
                                                                     --------
Chemicals (0.4%)
Imperial Chemical Industries PLC..........................   63,100       453
                                                                     --------
Electrical & Electronics (1.3%)
Invensys PLC..............................................  382,400     1,370
                                                                     --------
Energy Sources (1.6%)
BP Amoco PLC..............................................  196,600     1,720
                                                                     --------
Food & Household Products (1.1%)
Cadbury Schweppes PLC.....................................  185,000     1,196
                                                                     --------
Food Retailer (1.4%)
Tesco PLC.................................................  465,000     1,532
                                                                     --------
Industrial Services (0.7%)
GKN PLC...................................................   61,500       787
                                                                     --------
Insurance (0.9%)
Prudential Corp. PLC......................................   69,500       948
                                                                     --------
Pharmaceutical (3.0%)
AstraZeneca Group PLC.....................................   31,760     1,368
SmithKline Beecham PLC....................................  142,800     1,838
                                                                     --------
                                                                        3,206
                                                                     --------
Publishing (1.2%)
Reed International PLC....................................  158,200     1,264
                                                                     --------
Retail (1.1%)
Great Universal Stores PLC................................  176,900     1,170
                                                                     --------
Telecommunications (2.5%)
British Telecommunications PLC............................   93,600     1,236
Vodafone Airtouch PLC.....................................  330,800     1,462
                                                                     --------
                                                                        2,698
                                                                     --------
Utilities -- Electrical & Gas (1.4%)
British Energy PLC........................................  113,997       410
National Grid Group PLC...................................  129,200     1,060
                                                                     --------
                                                                        1,470
                                                                     --------
                                                                       23,008
                                                                     --------
TOTAL COMMON STOCKS.......................................            103,272
                                                                     --------

 Cash Equivalents (5.1%)

BT Institutional Liquid Assets Fund.......................  $ 5,519     5,519
                                                                     --------
TOTAL CASH EQUIVALENTS....................................              5,519
                                                                     --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
International Equity Fund                                          July 31, 2000
                                           (Amounts in thousands, except shares)


                                                                        Market
                                                                        Value
                                                                       --------
TOTAL INVESTMENTS
 (Cost $107,761) (a) -- (101.3%)..................................     $108,791
Liabilities in excess of
 other assets -- (-1.3%)..........................................       (1,363)
                                                                       --------
TOTAL NET ASSETS -- (100.0%)......................................     $107,428
                                                                       ========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $212 and by the amount of mark to market adjustment for passive foreign investment companies of $157. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation............................................ $ 6,750
    Unrealized depreciation............................................  (6,089)
                                                                        -------
    Net unrealized appreciation........................................ $   661
                                                                        =======

(b) Represents non-income producing securities.
(c) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Directors.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
PLC -- Public Limited Company
                       See notes to financial statements

AMSOUTH FUNDS
International Equity Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $107,761).........................        $108,791
Foreign currency (cost $15)...................................              15
Interest and dividends receivable.............................             118
Receivable for capital shares issued..........................               1
Receivable for investments sold...............................           1,410
Reclaim receivable............................................             108
Prepaid expenses and other assets.............................              14
                                                                      --------
 Total Assets.................................................         110,457
Liabilities:
Custody payable............................................... $    2
Payable for investments purchased.............................  2,914
Accrued expenses and other payables:
 Investment advisory fees.....................................     37
 Administration fees..........................................      3
 Distribution fees............................................      9
 Custodian fees...............................................     45
 Other........................................................     19
                                                               ------
 Total Liabilities............................................           3,029
                                                                      --------
Net Assets:
Capital.......................................................         102,359
Undistributed (distributions in excess of) net investment
 income.......................................................             295
Undistributed (distributions in excess of) net realized gains
 from investments and foreign currency transactions...........           3,754
Net unrealized appreciation (depreciation) from investments
 and translation of assets and liabilities denominated in
 foreign currencies...........................................           1,020
                                                                      --------
Net Assets....................................................        $107,428
                                                                      ========
Class A Shares
 Net Assets...................................................        $  1,799
 Shares outstanding...........................................             145
 Redemption price per share...................................        $  12.36
                                                                      ========
Class A Shares -- Maximum Sales Charge........................            4.50%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent)....        $  12.94
                                                                      ========
Class B Shares
 Net Assets...................................................        $    595
 Shares outstanding...........................................              48
 Offering price per share*....................................        $  12.25
                                                                      ========
Trust Shares (b)
 Net Assets...................................................        $105,034
 Shares outstanding...........................................           8,491
 Offering and redemption price per share......................        $  12.37
                                                                      ========

---------
* Redemption price per share varies by length of time shares are held.
(a) Formerly ISG International Equity Fund.
(b) Formerly Institutional Shares.
(c) For the period from January 1, 2000 through July 31, 2000.
 Statements of Operations

                                                      Period Ended  Year Ended
                                                        July 31,   December 31,
                                                        2000 (c)       1999
                                                      ------------ ------------
                                                       (Amounts in thousands)
Investment Income:
Interest income......................................   $   170       $   38
Dividend income......................................     1,058          786
Foreign withholding tax expense......................      (120)         (54)
                                                        -------       ------
 Total Investment Income.............................     1,108          770
Expenses:
Investment advisory fees.............................       542          327
Administration fees..................................        86           49
Distribution fees -- Class A Shares..................         1            1
Distribution fees -- Class B Shares..................         3           --
Shareholder servicing fees -- Class A Shares.........         2            1
Shareholder servicing fees -- Trust Shares (b).......        67           48
Custodian fees.......................................        83           45
Accounting fees......................................         9           30
Transfer agent fees..................................        27           41
Trustee fees and expenses............................         1            1
Other fees...........................................        44           63
                                                        -------       ------
 Total expenses before voluntary fee
  reductions/reimbursements..........................       865          606
 Expenses voluntarily reduced/reimbursed.............      (135)         (94)
                                                        -------       ------
 Net expenses........................................       730          512
                                                        -------       ------
Net Investment Income................................       378          258
                                                        -------       ------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments and
 foreign currency transactions.......................     4,009        1,721
Net change in unrealized appreciation (depreciation)
 from investments and translation of assets and
 liabilities denominated in foreign currencies.......    (8,547)       6,624
                                                        -------       ------
Net realized/unrealized gains (losses) from
 investments.........................................    (4,538)       8,345
                                                        -------       ------
Change in net assets resulting from operations.......   $(4,160)      $8,603
                                                        =======       ======

                       See notes to financial statements

AMSOUTH FUNDS
International Equity Fund (a)

 Statements of Changes in Net Assets

                           Period Ended  Year Ended    Period Ended Period Ended
                             July 31,   December 31,   December 31, February 28,
                             2000 (b)       1999         1998 (c)     1998 (d)
                           ------------ ------------   ------------ ------------
                                         (Amounts in thousands)
From Investment
 Activities:
Operations:
 Net investment income....   $    378     $   258        $   143      $   (46)
 Net realized gains
  (losses) from investment
  and foreign currency
  transactions............      4,009       1,721         (1,609)        (240)
 Net change in unrealized
  appreciation
  (depreciation) from
  investments and
  translation of assets
  and liabilities in
  foreign currencies......     (8,547)      6,624          1,522        1,422
                             --------     -------        -------      -------
Change in net assets
 resulting from
 operations...............     (4,160)      8,603             56        1,136
                             --------     -------        -------      -------
Distributions to Class A
 Shareholders:
 From net investment
  income..................         --          (6)           (71)          --
 In excess of net
  investment income.......         --          (5)            --          (20)
Distributions to Class B
 Shareholders:
 From net investment
  income..................         --          (1)(e)         --           --
 In excess of net
  investment income.......         --          (1)(e)         --           --
Distributions to Trust
 Shareholders (f):
 From net investment
  income..................         --        (251)            --           --
 In excess of net
  investment income.......         --        (224)            --           --
                             --------     -------        -------      -------
Change in net assets from
 shareholder
 distributions............         --        (488)          (71)          (20)
                             --------     -------        -------      -------
Change in net assets from
 capital transactions.....     64,224      11,123          1,608       25,417
                             --------     -------        -------      -------
Change in net assets......     60,064      19,238          1,593       26,533
Net Assets:
 Beginning of period......     47,364      28,126         26,533           --
                             --------     -------        -------      -------
 End of period............   $107,428     $47,364        $28,126      $26,533
                             ========     =======        =======      =======

---------
(a) Formerly ISG International Equity Fund.

(b) For the period from January 1, 2000 through July 31, 2000.

(c) For the period from March 1, 1998 through December 31, 1998.

(d) For the period from August 15, 1997 (commencement of operations) through February 28, 1998.

(e) For the period from February 2, 1999 (commencement of operations) through December 31, 1999.

(f) Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
International Equity Fund (a)

 Financial Highlights, Class A Shares

                         Period Ended    Year Ended  Period Ended  Period Ended
                           July 31,     December 31, December 31,  February 28,
                          2000 (b)+         1999       1998 (c)      1998 (d)
                         ------------   ------------ ------------  ------------
Net Asset Value,
 Beginning of Period....    $13.27         $10.58       $10.46       $ 10.00
                            ------         ------       ------       -------
Investment Activities
 Net investment income
  (loss)................      0.05           0.02         0.03         (0.02)
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies....     (0.96)          2.81         0.12          0.49
                            ------         ------       ------       -------
 Total from Investment
  Activities............     (0.91)          2.83         0.15          0.47
                            ------         ------       ------       -------
Distributions
 Net investment income..        --          (0.07)       (0.03)           --
 In excess of net
  investment income.....        --          (0.07)          --         (0.01)
                            ------         ------       ------       -------
 Total Distributions....        --          (0.14)       (0.03)        (0.01)
                            ------         ------       ------       -------
Net change in asset
 value..................     (0.91)          2.69         0.12          0.46
                            ------         ------       ------       -------
Net Asset Value, End of
 Period.................    $12.36         $13.27       $10.58       $ 10.46
                            ======         ======       ======       =======
Total Return (excludes
 sales charge)..........     (6.78)%(e)     26.77%        1.42%(e)      4.71%(e)

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........    $1,799         $1,033       $  149       $26,533
Ratio of expenses to
 average net assets.....      1.69%(f)       1.59%        1.81%(f)      1.77%(f)
Ratio of net investment
 income to average net
 assets.................      0.69%(f)       0.26%        0.71%(f)     (0.48)%(f)
Ratio of expenses to
 average net assets*....      2.01%(f)       2.12%        2.16%(f)      2.27%(f)
Portfolio turnover**....        32%            40%          62%           21%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) Formerly ISG International Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its year end to December 31.
(d) For the period from August 15, 1997 (commencement of operations) through February 28, 1998.
(e) Not annualized.
(f) Annualized.

 Financial Highlights, Class B Shares

                                                  Period Ended   Period Ended
                                                    July 31,     December 31,
                                                   2000 (b)+       1999 (c)
                                                  ------------   ------------
Net Asset Value, Beginning of Period.............    $13.21         $10.66
                                                     ------         ------
Investment Activities
 Net investment income (loss)....................        --          (0.02)
 Net realized and unrealized gains (losses) from
  investments and foreign currencies.............     (0.96)          2.69
                                                     ------         ------
 Total from Investment Activities................     (0.96)          2.67
                                                     ------         ------
Distributions
 Net investment income...........................        --          (0.06)
 In excess of net investment income..............        --          (0.06)
                                                     ------         ------
 Total Distributions.............................        --          (0.12)
                                                     ------         ------
Net change in asset value........................     (0.96)          2.55
                                                     ------         ------
Net Asset Value, End of Period...................    $12.25         $13.21
                                                     ======         ======
Total Return (excludes redemption charge)........     (7.19)%(d)     25.98%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)................    $  595         $  228
Ratio of expenses to average net assets..........      2.47%(e)       2.45%(e)
Ratio of net investment income to average net
 assets..........................................     (0.04)%(e)     (0.54)%(e)
Ratio of expenses to average net assets*.........      2.72%(e)       2.73%(e)
Portfolio turnover**.............................        32%            40%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) Formerly ISG International Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 2, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.
                       See notes to financial statements

AMSOUTH FUNDS
International Equity Fund (a)


 Financial Highlights, Trust Shares/\

                                     Period Ended     Year Ended  Period Ended
                                       July 31,      December 31, December 31,
                                      2000 (b)+          1999       1998 (c)
                                     ------------    ------------ ------------
Net Asset Value, Beginning of
 Period............................    $  13.27        $ 10.58      $ 10.05
                                       --------        -------      -------
Investment Activities
 Net investment income (loss)......        0.06           0.08        (0.01)
 Net realized and unrealized gains
  (losses) from investments and
  foreign currencies...............       (0.96)          2.75         0.54
                                       --------        -------      -------
 Total from Investment Activities..       (0.90)          2.83         0.53
                                       --------        -------      -------
Distributions
 Net investment income.............          --          (0.07)          --
 In excess of net investment
  income...........................          --          (0.07)          --
                                       --------        -------      -------
 Total Distributions...............          --          (0.14)          --
                                       --------        -------      -------
Net change in asset value..........       (0.90)          2.69         0.53
                                       --------        -------      -------
Net Asset Value, End of Period.....    $  12.37        $ 13.27      $ 10.58
                                       ========        =======      =======
Total Return.......................       (6.71)%(d)     26.72%        5.27%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)..    $105,034        $46,104      $27,977
Ratio of expenses to average net
 assets............................        1.59%(e)       1.56%        1.61%(e)
Ratio of net investment income to
 average net assets................        0.83%(e)       0.80%       (1.47)%(e)
Ratio of expenses to average net
 assets*...........................        1.88%(e)       1.84%        1.89%(e)
Portfolio turnover**...............          32%            40%          62%

/\  Formerly Institutional Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) Formerly ISG International Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Strategic Portfolios: Aggressive Growth Portfolio                  July 31, 2000
                                           (Amounts in thousands, except shares)

 Investments in Affiliates (100.0%)

                                                                        Market
                                                               Shares    Value
                                                              --------- -------
Investment Companies (100.0%)
AmSouth Capital Growth Fund, Trust Shares....................   250,564 $ 3,731
AmSouth International Equity Fund, Trust Shares..............   134,657   1,667
AmSouth Large Cap Fund, Trust Shares.........................   182,656   5,140
AmSouth Mid Cap Fund, Trust Shares (b).......................   100,054   1,671
AmSouth Prime Money Market Fund, Trust Shares................ 4,315,410   4,315
AmSouth Small Cap Fund, Trust Shares (b).....................   134,876   1,701
AmSouth Value Fund, Trust Shares.............................   160,283   3,130
                                                                        -------
Total Investment Companies...................................            21,355
                                                                        -------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $20,777) (a) -- (100.0%)..............................            21,355
Liabilities in excess of
 other assets -- (0.0%)......................................                (4)
                                                                        -------
TOTAL NET ASSETS -- (100.0%).................................           $21,351
                                                                        =======

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $75. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation............................................ $   906
    Unrealized depreciation............................................    (403)
                                                                        -------
    Net unrealized appreciation........................................ $   503
                                                                        =======

(b) Represents non-income producing securities.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Aggressive Growth Portfolio (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments in affiliates, at value (cost $20,777)................      $21,355
Interest and dividends receivable.................................           22
Receivable for capital shares issued..............................            1
Receivable from investment adviser................................            1
Prepaid expenses and other assets.................................           12
                                                                        -------
 Total Assets.....................................................       21,391
Liabilities:
Payable for capital shares redeemed...............................  $25
Accrued expenses and other payables:
 Investment advisory fees.........................................    1
 Distribution fees................................................    2
 Custodian fees...................................................    1
 Other............................................................   11
                                                                    ---
 Total Liabilities................................................           40
                                                                        -------
Net Assets:
Capital...........................................................       19,168
Undistributed (distributions in excess of) net investment income..            4
Undistributed (distributions in excess of) net realized gains.....        1,601
Net unrealized appreciation (depreciation) from investments.......          578
                                                                        -------
Net Assets........................................................      $21,351
                                                                        =======
Class A Shares
 Net Assets.......................................................      $   476
 Shares outstanding...............................................           41
 Redemption price per share.......................................      $ 11.53
                                                                        =======
Class A Shares -- Maximum Sales Charge............................         4.50%
                                                                        -------
 Maximum Offering Price Per Share
  (100%/(100% -- Maximum Sales Charge) of net asset value adjusted
  to the nearest cent)............................................      $ 12.07
                                                                        =======
Class B Shares
 Net Assets.......................................................      $   390
 Shares outstanding...............................................           34
 Offering price per share*........................................      $ 11.42
                                                                        =======
Trust Shares (b)
 Net Assets.......................................................      $20,485
 Shares outstanding...............................................        1,779
 Offering and redemption price per share..........................      $ 11.51
                                                                        =======

---------
* Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Aggressive Growth Portfolio.
(b) Formerly Institutional Shares.
(c) For the period from January 1, 2000 through July 31, 2000.
(d) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
 Statements of Operations

                                                      Period Ended Period Ended
                                                        July 31,   December 31,
                                                        2000 (c)     1999 (d)
                                                      ------------ ------------
                                                       (Amounts in thousands)
Investment Income:
Dividend income from affiliates.....................      $137        $  250
Expenses:
Investment advisory fees............................        24            13
Administration fees.................................        22            10
Distribution fees -- Class B Shares.................         2             2
Shareholder servicing fees --  Class A Shares.......         1            --
Shareholder servicing fees --  Trust Shares (b).....        17             9
Custodian fees......................................         3             2
Accounting fees.....................................         5            19
Transfer agent fees.................................        22            44
Registration and filing fees........................        29            37
Audit fees..........................................         7            13
Legal fees..........................................        --             9
Other fees..........................................         2             3
                                                          ----        ------
 Total expenses before voluntary fee
  reductions/reimbursements.........................       134           161
 Expenses voluntarily reduced/reimbursed............       (40)         (111)
                                                          ----        ------
 Net expenses.......................................        94            50
                                                          ----        ------
Net Investment Income...............................        43           200
                                                          ----        ------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions with affilliates......................       (96)          190
Realized gain distributions from underlying funds...        --         1,545
Net change in unrealized appreciation (depreciation)
 from investments...................................        55           523
                                                          ----        ------
Net realized/unrealized gains (losses) from
 investments........................................       (41)        2,258
                                                          ----        ------
Change in net assets resulting from operations......      $  2        $2,458
                                                          ====        ======

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Aggressive Growth Portfolio (a)

 Statements of Changes in Net Assets

                                                     Period Ended Period Ended
                                                       July 31,   December 31,
                                                       2000 (b)     1999 (c)
                                                     ------------ ------------
                                                      (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income..............................   $    43      $   200
 Net realized gains (losses) from investment
  transactions with affiliates......................       (96)         190
 Realized gain distributions from underlying funds..        --        1,545
 Net change in unrealized appreciation
  (depreciation) from investments...................        55          523
                                                       -------      -------
Change in net assets resulting from operations......         2        2,458
                                                       -------      -------
Distributions to Class A Shareholders:
 From net investment income.........................        (1)          (4)
 From net realized gains on investment
  transactions......................................        --           (1)
Distributions to Class B Shareholders:
 From net investment income.........................        --           (4)(d)
 From net realized gains on investment
  transactions......................................        --           (1)(d)
Distributions to Trust Shareholders (f):
 From net investment income.........................       (38)        (192)(e)
 From net realized gains on investment
  transactions......................................        --          (36)(e)
                                                       -------      -------
Change in net assets from shareholder
 distributions......................................       (39)        (238)
                                                       -------      -------
Change in net assets from capital transactions......     1,635       17,533
                                                       -------      -------
Change in net assets................................     1,598       19,753
Net Assets:
 Beginning of period................................    19,753           --
                                                       -------      -------
 End of period......................................   $21,351      $19,753
                                                       =======      =======

---------
(a) Formerly ISG Aggressive Growth Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(f) Formerly Institutional Shares.




                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Aggressive Growth Portfolio (a)

 Financial Highlights, Class A Shares

                                                    Period Ended  Period Ended
                                                     July 31,     December 31,
                                                      2000 (b)      1999 (c)
                                                    ------------  -------------
Net Asset Value, Beginning of Period...............    $11.54        $10.00
                                                       ------        ------
Investment Activities
 Net investment income (loss)......................      0.02          0.09
 Net realized and unrealized gains (losses) from
  investments with affiliates......................     (0.01)         1.60
                                                       ------        ------
 Total from Investment Activities..................      0.01          1.69
                                                       ------        ------
Distributions
 Net investment income.............................     (0.02)        (0.11)
 Net realized gains................................        --         (0.04)
                                                       ------        ------
 Total Distributions...............................     (0.02)        (0.15)
                                                       ------        ------
Net change in asset value..........................     (0.01)         1.54
                                                       ------        ------
Net Asset Value, End of Period.....................    $11.53        $11.54
                                                       ======        ======
Total Return (excludes sales charge)...............      0.06%(d)     16.92%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)..................    $  476        $  450
Ratio of expenses to average net assets............      0.86%(e)      0.96%(e)
Ratio of net investment income to average net
 assets............................................      0.26%(e)      1.65%(e)
Ratio of expenses to average net assets*...........      1.24%(e)      6.10%(e)
Portfolio turnover**...............................        22%           95%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Aggressive Growth Portfolio.
(b) For the period January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the fund changed its fiscal year end to July 31.
(c) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
(d)  Not annualized.
(e)  Annualized.

 Financial Highlights, Class B Shares

                                                   Period Ended   Period Ended
                                                    July 31,      December 31,
                                                     2000 (b)       1999 (c)
                                                   ------------   -------------
Net Asset Value, Beginning of Period..............    $11.47         $10.03
                                                      ------         ------
Investment Activities
 Net investment income (loss).....................     (0.03)          0.07
 Net realized and unrealized gains (losses) from
  investments with affiliates.....................     (0.02)          1.50
                                                      ------         ------
 Total from Investment Activities.................     (0.05)          1.57
                                                      ------         ------
Distributions
 Net investment income............................        --          (0.09)
 Net realized gains...............................        --          (0.04)
                                                      ------         ------
Total Distributions...............................        --          (0.13)
                                                      ------         ------
Net change in asset value.........................     (0.05)          1.44
                                                      ------         ------
Net Asset Value, End of Period....................    $11.42         $11.47
                                                      ======         ======
Total Return (excludes redemption charge).........     (0.43)%(d)     15.70%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000).................    $  390         $  456
Ratio of expenses to average net assets...........      1.56% (e)      1.52%(e)
Ratio of net investment income to average net
 assets...........................................     (0.44)%(e)      0.92%(e)
Ratio of expenses to average net assets*..........      1.94% (e)      7.86%(e)
Portfolio turnover**..............................        22%            95%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Aggressive Growth Portfolio.
(b) For the period January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the fund changed its fiscal year end to July 31.
(c) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(d)  Not annualized.
(e)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Aggressive Growth Portfolio (a)

 Financial Highlights, Trust Shares/\

                                                    Period Ended   Period Ended
                                                      July 31,     December 31,
                                                      2000 (b)       1999 (c)
                                                    ------------   ------------
Net Asset Value, Beginning of Period...............   $ 11.53        $ 10.05
                                                      -------        -------
Investment Activities
 Net investment income (loss)......................      0.02           0.12
 Net realized and unrealized gains (losses) from
  investments with affiliates......................     (0.02)          1.52
                                                      -------        -------
 Total from Investment Activities..................        --           1.64
                                                      -------        -------
Distributions
 Net investment income.............................     (0.02)         (0.12)
 Net realized gains................................        --          (0.04)
                                                      -------        -------
 Total Distributions...............................     (0.02)         (0.16)
                                                      -------        -------
Net change in asset value..........................     (0.02)          1.48
                                                      -------        -------
Net Asset Value, End of Period.....................   $ 11.51        $ 11.53
                                                      =======        =======
Total Return.......................................      0.01%(d)      16.31%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)..................   $20,485        $18,847
Ratio of expenses to average net assets............      0.75%(e)       0.73%(e)
Ratio of net investment income to average net
 assets............................................      0.38%(e)       3.23%(e)
Ratio of expenses to average net assets*...........      1.09%(e)       2.10%(e)
Portfolio turnover**...............................        22%            95%

/\   Formerly Institutional Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Aggressive Growth Portfolio.
(b) For the period January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the fund changed its fiscal year end to July 31.
(c) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(d)  Not annualized.
(e)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Strategic Portfolios: Growth Portfolio                             July 31, 2000
                                           (Amounts in thousands, except shares)

 Investments in Affiliates (99.9%)

                                                                        Market
                                                               Shares    Value
                                                              --------- -------
Investment Companies (99.9%)
AmSouth Capital Growth Fund, Trust Shares....................   180,005 $ 2,680
AmSouth Equity Income Fund, Trust Shares.....................   177,557   2,587
AmSouth Government Income Fund, Trust Shares.................   443,762   4,264
AmSouth International Equity Fund, Trust Shares..............   105,493   1,306
AmSouth Large Cap Fund, Trust Shares.........................    89,328   2,514
AmSouth Mid Cap Fund, Trust Shares (b).......................    67,784   1,132
AmSouth Prime Money Market Fund, Trust Shares................ 3,015,557   3,016
AmSouth Small Cap Fund, Trust Shares (b).....................    99,915   1,260
AmSouth Value Fund, Trust Shares.............................   139,442   2,723
                                                                        -------
Total Investment Companies...................................            21,482
                                                                        -------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $21,569) (a) -- (99.9%)...............................            21,482
Other assets in excess
 of liabilities -- (0.1%)....................................                17
                                                                        -------
TOTAL NET ASSETS -- (100.0%).................................           $21,499
                                                                        =======

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $128. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation............................................. $ 427
    Unrealized depreciation.............................................  (642)
                                                                         -----
    Net unrealized depreciation......................................... $(215)
                                                                         =====

(b)  Represents non-income producing securities.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth Portfolio (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments in affiliates, at value (cost $21,569)................      $21,482
Interest and dividends receivable.................................           14
Receivable for capital shares issued..............................            1
Receivable from investment adviser................................            3
Prepaid expenses and other assets.................................           12
                                                                        -------
 Total Assets.....................................................       21,512
Liabilities:
Accrued expenses and other payables:
 Investment advisory fees.........................................  $ 1
 Distribution fees................................................    2
 Other............................................................   10
                                                                    ---
 Total Liabilities................................................           13
                                                                        -------
Net Assets:
Capital...........................................................       20,595
Undistributed (distributions in excess of) net investment income..           19
Undistributed (distributions in excess of) net realized gains.....          972
Net unrealized appreciation (depreciation) from investments.......          (87)
                                                                        -------
Net Assets........................................................      $21,499
                                                                        =======
Class A Shares
 Net Assets.......................................................      $   763
 Shares outstanding...............................................           73
 Redemption price per share.......................................      $ 10.47
                                                                        =======
Class A Shares -- Maximum Sales Charge............................         4.50%
                                                                        -------
 Maximum Offering Price Per Share
  (100%/(100% -- Maximum Sales Charge) of net asset value adjusted
  to the nearest cent)............................................      $ 10.96
                                                                        =======
Class B Shares
 Net Assets.......................................................      $ 1,241
 Shares outstanding...............................................          119
 Offering price per share*........................................      $ 10.44
                                                                        =======
Trust Shares (b)
 Net Assets.......................................................      $19,495
 Shares outstanding...............................................        1,855
 Offering and redemption price per share..........................      $ 10.51
                                                                        =======

---------
* Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Growth Portfolio.
(b) Formerly Institutional Shares.
(c) For the period from January 1, 2000 through July 31, 2000.
(d) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
 Statements of Operations

                                                      Period Ended Period Ended
                                                        July 31,   December 31,
                                                        2000 (c)     1999 (d)
                                                      ------------ ------------
                                                       (Amounts in thousands)
Investment Income:
Dividend income from affiliates.....................     $ 234        $ 195
Expenses:
Investment advisory fees............................        23            7
Administration fees.................................        21            6
Distribution fees -- Class B Shares.................         6            4
Shareholder servicing fees -- Class B Shares........         1            1
Shareholder servicing fees -- Trust Shares (b)......        16            5
Custodian fees......................................         3            1
Accounting fees.....................................         5           18
Transfer agent fees.................................        20           42
Registration and filing fees........................        28           35
Audit fees..........................................         7           13
Legal fees..........................................        --            9
Other fees..........................................        --            2
                                                         -----        -----
 Total expenses before voluntary fee
  reductions/reimbursements.........................       130          143
 Expenses voluntarily reduced/reimbursed............       (38)        (111)
                                                         -----        -----
 Net expenses.......................................        92           32
                                                         -----        -----
Net Investment Income...............................       142          163
                                                         -----        -----
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions with affiliates.......................       377            6
Realized gain distributions from underlying funds...         6          624
Net change in unrealized appreciation (depreciation)
 from investments...................................      (250)         163
                                                         -----        -----
Net realized/unrealized gains (losses) from
 investments........................................       133          793
                                                         -----        -----
Change in net assets resulting from operations......     $ 275        $ 956
                                                         =====        =====

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth Portfolio (a)

 Statements of Changes in Net Assets

                                                     Period Ended Period Ended
                                                       July 31,   December 31,
                                                       2000 (b)     1999 (c)
                                                     ------------ ------------
                                                      (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income..............................   $   142      $   163
 Net realized gains (losses) from investment
  transactions with affiliates......................       377            6
 Realized gain distributions from underlying funds..         6          624
 Net change in unrealized appreciation
  (depreciation) from investments...................      (250)         163
                                                       -------      -------
Change in net assets resulting from operations......       275          956
                                                       -------      -------
Distributions to Class A Shareholders:
 From net investment income.........................        (2)          (2)(d)
 From net realized gains on investment
  transactions......................................        --           (1)(d)
Distributions to Class B Shareholders:
 From net investment income.........................        (5)         (11)(e)
 From net realized gains on investment
  transactions......................................        --           (6)(e)
Distributions to Trust Shareholders (f):
 From net investment income.........................      (116)        (149)
 From net realized gains on investment
  transactions......................................        --          (35)
                                                       -------      -------
Change in net assets from shareholder
 distributions......................................      (123)        (204)
                                                       -------      -------
Change in net assets from capital transactions......     8,813       11,782
                                                       -------      -------
Change in net assets................................     8,965       12,534
Net Assets:
 Beginning of period................................    12,534           --
                                                       -------      -------
 End of period......................................   $21,499      $12,534
                                                       =======      =======

---------
(a) Formerly ISG Growth Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 15, 1999 (commencement of operations) through December 31, 1999.
(f) Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth Portfolio (a)

 Financial Highlights, Class A Shares

                                                   Period Ended   Period Ended
                                                     July 31,     December 31,
                                                     2000 (b)       1999 (c)
                                                   ------------   ------------
Net Asset Value, Beginning of Period..............    $10.58         $ 9.93
                                                      ------         ------
Investment Activities
 Net investment income (loss).....................      0.07           0.14
 Net realized and unrealized gains (losses) from
  investments with affiliates.....................     (0.11)          0.73
                                                      ------         ------
 Total from Investment Activities.................     (0.04)          0.87
                                                      ------         ------
Distributions
 Net investment income............................     (0.07)         (0.14)
 Net realized gains...............................        --          (0.08)
                                                      ------         ------
 Total Distributions..............................     (0.07)         (0.22)
                                                      ------         ------
Net change in asset value.........................     (0.11)          0.65
                                                      ------         ------
Net Asset Value, End of Period....................    $10.47         $10.58
                                                      ======         ======
Total Return (excludes sales charge)..............     (0.43)%(d)      8.85%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).................    $  763         $  164
Ratio of expenses to average net assets...........      0.86%(e)       0.94%(e)
Ratio of net investment income to average net
 assets...........................................      1.27%(e)       2.44%(e)
Ratio of expenses to average net assets*..........      1.25%(e)       9.41%(e)
Portfolio turnover**..............................        97%            76%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Growth Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

 Financial Highlights, Class B Shares

                                                   Period Ended   Period Ended
                                                     July 31,     December 31,
                                                     2000 (b)       1999 (c)
                                                   ------------   ------------
Net Asset Value, Beginning of Period..............    $10.57         $ 9.84
                                                      ------         ------
Investment Activities
 Net investment income (loss).....................      0.03           0.12
 Net realized and unrealized gains (losses) from
  investments with affiliates.....................     (0.12)          0.81
                                                      ------         ------
 Total from Investment Activities.................     (0.09)          0.93
                                                      ------         ------
Distributions
 Net investment income............................     (0.04)         (0.12)
 Net realized gains...............................        --          (0.08)
                                                      ------         ------
 Total Distributions..............................     (0.04)         (0.20)
                                                      ------         ------
Net change in asset value.........................     (0.13)          0.73
                                                      ------         ------
Net Asset Value, End of Period....................    $10.44         $10.57
                                                      ======         ======
Total Return (excludes redemption charge).........     (0.84)%(d)      9.48%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).................    $1,241         $  998
Ratio of expenses to average net assets...........      1.56%(e)       1.55%(e)
Ratio of net investment income to average net
 assets...........................................      0.46%(e)       2.14%(e)
Ratio of expenses to average net assets*..........      1.97%(e)       6.75%(e)
Portfolio turnover**..............................        97%            76%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Growth Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 15, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth Portfolio (a)

 Financial Highlights, Trust Shares/\

                                                   Period Ended    Period Ended
                                                     July 31,      December 31,
                                                     2000 (b)        1999 (c)
                                                   ------------    ------------
Net Asset Value, Beginning of Period..............   $ 10.61         $ 10.00
                                                     -------         -------
Investment Activities
 Net investment income (loss).....................      0.08            0.16
 Net realized and unrealized gains (losses) from
  investments with affiliates.....................     (0.11)           0.69
                                                     -------         -------
 Total from Investment Activities.................     (0.03)           0.85
                                                     -------         -------
Distributions
 Net investment income............................     (0.07)          (0.16)
 Net realized gains...............................        --           (0.08)
                                                     -------         -------
 Total Distributions..............................     (0.07)          (0.24)
                                                     -------         -------
Net change in asset value.........................     (0.10)           0.61
                                                     -------         -------
Net Asset Value, End of Period....................   $ 10.51         $ 10.61
                                                     =======         =======
Total Return......................................     (0.29)%(d)       8.59%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).................   $19,495         $11,372
Ratio of expenses to average net assets...........      0.76%(e)        0.73%(e)
Ratio of net investment income to average net
 assets...........................................      1.28%(e)        4.82%(e)
Ratio of expenses to average net assets*..........      1.10%(e)        3.14%(e)
Portfolio turnover**..............................        97%             76%

/\  Formerly Institutional Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Growth Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Strategic Portfolios: Growth and Income Portfolio                  July 31, 2000
                                           (Amounts in thousands, except shares)

 Investments in Affiliates (100.0%)

                                                                        Market
                                                               Shares    Value
                                                              --------- -------
Investment Companies (100.0%)
AmSouth Capital Growth Fund, Trust Shares....................   201,749 $ 3,004
AmSouth Equity Income Fund, Trust Shares.....................   155,273   2,262
AmSouth Government Income Fund, Trust Shares................. 3,446,938  33,126
AmSouth International Equity Fund, Trust Shares..............   113,733   1,408
AmSouth Large Cap Fund, Trust Shares.........................   889,886  25,042
AmSouth Limited Term Bond Fund, Trust Shares.................   725,452   7,349
AmSouth Mid Cap Fund, Trust Shares (b).......................   102,541   1,712
AmSouth Prime Money Market Fund, Trust Shares................ 6,890,414   6,890
AmSouth Small Cap Fund, Trust Shares (b).....................   237,149   2,990
AmSouth Value Fund, Trust Shares.............................   284,673   5,560
                                                                        -------
Total Investment Companies...................................            89,343
                                                                        -------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $89,828) (a) -- (100.0%)..............................            89,343
Liabilities in excess
 of other assets -- ( 0.0%)..................................                (6)
                                                                        -------
TOTAL NET ASSETS -- (100.0%).................................           $89,337
                                                                        =======

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $211. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation........... $   895
    Unrealized depreciation...........  (1,591)
                                       -------
    Net unrealized depreciation....... $  (696)
                                       =======

(b) Represents non-income producing securities.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth and Income Portfolio (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments in affiliates, at value (cost $89,828)................      $89,343
Interest and dividends receivable.................................           35
Receivable for capital shares issued..............................           14
Prepaid expenses and other assets.................................           12
                                                                        -------
 Total Assets.....................................................       89,404
Liabilities:
Payable for capital shares redeemed...............................  $36
Accrued expenses and other payables:
 Investment advisory fees.........................................    3
 Administration fees..............................................    3
 Distribution fees................................................    9
 Custodian fees...................................................    2
 Other............................................................   14
                                                                    ---
 Total Liabilities................................................           67
                                                                        -------
Net Assets:
Capital...........................................................       84,882
Undistributed (distributions in excess of) net investment income..          192
Undistributed (distributions in excess of) net realized gains.....        4,748
Net unrealized appreciation (depreciation) from investments.......         (485)
                                                                        -------
Net Assets........................................................      $89,337
                                                                        =======
Class A Shares
 Net Assets.......................................................      $   271
 Shares outstanding...............................................           26
 Redemption price per share.......................................      $ 10.54
                                                                        =======
Class A Shares -- Maximum Sales Charge............................         4.50%
                                                                        -------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent)........      $ 11.04
                                                                        =======
Class B Shares
 Net Assets.......................................................      $ 1,613
 Shares outstanding...............................................          153
 Offering price per share*........................................      $ 10.53
                                                                        =======
Trust Shares (b)
 Net Assets.......................................................      $87,453
 Shares outstanding...............................................        8,280
 Offering and redemption price per share..........................      $ 10.56
                                                                        =======

---------
* Redemption price per share varies by length of time shares are held.

(a) Formerly ISG Growth & Income Portfolio.

(b) Formerly Institutional Shares.

(c) For the period from January 1, 2000 through July 31, 2000.

(d) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
 Statements of Operations

                                                      Period Ended Period Ended
                                                        July 31,   December 31,
                                                        2000 (c)     1999 (d)
                                                      ------------ ------------
                                                       (Amounts in thousands)
Investment Income:
Dividend income from affiliates.....................     $1,567      $ 1,024
Expenses:
Investment advisory fees............................        106           50
Administration fees.................................         97           37
Distribution fees -- Class B Shares.................          9            9
Shareholder servicing fees -- Class A Shares........         --            1
Shareholder servicing fees -- Class B Shares........          1            3
Shareholder servicing fees -- Trust Shares (b)......         77           35
Custodian fees......................................         14            7
Accounting fees.....................................          5           18
Transfer agent fees.................................         29           45
Trustee fees and expenses...........................          2           --
Registration and filing fees........................         32           51
Other fees..........................................         15           32
                                                         ------      -------
 Total expenses before voluntary fee
  reductions/reimbursements.........................        387          288
 Expenses voluntarily reduced/reimbursed............        (74)        (103)
                                                         ------      -------
 Net expenses.......................................        313          185
                                                         ------      -------
Net Investment Income...............................      1,254          839
                                                         ------      -------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions with affiliates.......................       (486)         363
Realized gain distributions from underlying funds...          4        4,971
Net change in unrealized appreciation (depreciation)
 from investments...................................        744       (1,229)
                                                         ------      -------
Net realized/unrealized gains (losses) from
 investments........................................        262        4,105
                                                         ------      -------
Change in net assets resulting from operations......     $1,516      $ 4,944
                                                         ======      =======

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth and Income Portfolio (a)

 Statements of Changes in Net Assets

                                                     Period Ended Period Ended
                                                       July 31,   December 31,
                                                       2000 (b)     1999 (c)
                                                     ------------ ------------
                                                      (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income..............................   $ 1,254      $   839
 Net realized gains (losses) from investment
  transactions with affiliates......................      (486)         363
 Realized gain distributions from underlying funds..         4        4,971
 Net change in unrealized appreciation
  (depreciation) from investments...................       744       (1,229)
                                                       -------      -------
Change in net assets resulting from operations......     1,516        4,944
                                                       -------      -------
Distributions to Class A Shareholders:
 From net investment income.........................        (4)          (5)(d)
 From net realized gains on investment
  transactions......................................        --           (2)(d)
Distributions to Class B Shareholders:
 From net investment income.........................       (15)         (12)
 From net realized gains on investment
  transactions......................................        --           (5)
Distributions to Trust Shareholders (f):
 From net investment income.........................    (1,043)        (822)(e)
 From net realized gains on investment
  transactions......................................        --          (97)(e)
                                                       -------      -------
Change in net assets from shareholder
 distributions......................................    (1,062)        (943)
                                                       -------      -------
Change in net assets from capital transactions......       (77)      84,959
                                                       -------      -------
Change in net assets................................       377       88,960
Net Assets:
 Beginning of period................................    88,960           --
                                                       -------      -------
 End of period......................................   $89,337      $88,960
                                                       =======      =======

---------
(a) Formerly ISG Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(f) Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth and Income Portfolio (a)

 Financial Highlights, Class A Shares

                                                    Period Ended  Period Ended
                                                      July 31,    December 31,
                                                      2000 (b)      1999 (c)
                                                    ------------  ------------
Net Asset Value, Beginning of Period...............    $10.48        $10.10
                                                       ------        ------
Investment Activities
 Net investment income (loss)......................      0.14          0.11
 Net realized and unrealized gains (losses) from
  investments with affiliates......................      0.04          0.41
                                                       ------        ------
 Total from Investment Activities..................      0.18          0.52
                                                       ------        ------
Distributions
 Net investment income.............................     (0.12)        (0.11)
 Net realized gains................................        --         (0.03)
                                                       ------        ------
 Total Distributions...............................     (0.12)        (0.14)
                                                       ------        ------
Net change in asset value..........................      0.06          0.38
                                                       ------        ------
Net Asset Value, End of Period.....................    $10.54        $10.48
                                                       ======        ======
Total Return (excludes sales charge)...............      1.69%(d)      5.21%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)..................    $  271        $  535
Ratio of expenses to average net assets............      0.72%(e)      0.95%(e)
Ratio of net investment income to average net
 assets............................................      2.15%(e)      2.44%(e)
Ratio of expenses to average net assets*...........      0.88%(e)      2.27%(e)
Portfolio turnover**...............................        21%           57%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year to July 31.
(c) For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

 Financial Highlights, Class B Shares

                                                    Period Ended  Period Ended
                                                      July 31,    December 31,
                                                      2000 (b)      1999 (c)
                                                    ------------  ------------
Net Asset Value, Beginning of Period...............    $10.50        $10.00
                                                       ------        ------
Investment Activities
 Net investment income (loss)......................      0.10          0.08
 Net realized and unrealized gains (losses) from
  investments with affiliates......................      0.02          0.53
                                                       ------        ------
 Total from Investment Activities..................      0.12          0.61
                                                       ------        ------
Distributions
 Net investment income.............................     (0.09)        (0.08)
 Net realized gains................................        --         (0.03)
                                                       ------        ------
 Total Distributions...............................     (0.09)        (0.11)
                                                       ------        ------
Net change in asset value..........................      0.03          0.50
                                                       ------        ------
Net Asset Value, End of Period.....................    $10.53        $10.50
                                                       ======        ======
Total Return (excludes redemption charge)..........      1.13%(d)      6.10%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)..................    $1,613        $1,725
Ratio of expenses to average net assets............      1.40%(e)      1.52%(e)
Ratio of net investment income to average net
 assets............................................      1.58%(e)      1.74%(e)
Ratio of expenses to average net assets*...........      1.57%(e)      4.26%(e)
Portfolio turnover**...............................        21%           57%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year to July 31.
(c) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth and Income Portfolio (a)

 Financial Highlights, Trust Shares/\

                                                    Period Ended   Period Ended
                                                      July 31,     December 31,
                                                      2000 (b)       1999 (c)
                                                    ------------   ------------
Net Asset Value, Beginning of Period...............   $ 10.51        $  9.85
                                                      -------        -------
Investment Activities
 Net investment income (loss)......................      0.14           0.13
 Net realized and unrealized gains (losses) from
  investments with affiliates......................      0.03           0.69
                                                      -------        -------
 Total from Investment Activities..................      0.17           0.82
                                                      -------        -------
Distributions
 Net investment income.............................     (0.12)         (0.13)
 Net realized gains................................        --          (0.03)
                                                      -------        -------
 Total Distributions...............................     (0.12)         (0.16)
                                                      -------        -------
Net change in asset value..........................      0.05           0.66
                                                      -------        -------
Net Asset Value, End of Period.....................   $ 10.56        $ 10.51
                                                      =======        =======
Total Return.......................................      1.64%(d)       8.40%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)..................   $87,453        $86,700
Ratio of expenses to average net assets............      0.58%(e)       0.70%(e)
Ratio of net investment income to average net
 assets............................................      2.39%(e)       3.43%(e)
Ratio of expenses to average net assets*...........      0.72%(e)       0.98%(e)
Portfolio turnover**...............................        21%            57%

/\  Formerly Institutional Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year to July 31.
(c) For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Strategic Portfolios: Moderate Growth and Income Portfolio         July 31, 2000
                                           (Amounts in thousands, except shares)

 Investments in Affiliates (100.1%)

                                                                        Market
                                                                Shares   Value
                                                                ------- -------
Investment Companies (100.1%)
AmSouth Capital Growth Fund, Trust Shares......................  69,447 $ 1,034
AmSouth Equity Income Fund, Trust Shares.......................  49,194     717
AmSouth Government Income Fund, Trust Shares................... 933,633   8,972
AmSouth Large Cap Fund, Trust Shares........................... 117,907   3,318
AmSouth Limited Term Bond Fund, Trust Shares................... 498,336   5,048
AmSouth Prime Money Market Fund, Trust Shares.................. 682,506     683
AmSouth Value Fund, Trust Shares...............................  61,519   1,201
                                                                        -------
Total Investment Companies.....................................          20,973
                                                                        -------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $21,075) (a) -- (100.1%)................................          20,973
Liabilities in excess of
 other assets -- (-0.1%).......................................             (12)
                                                                        -------
TOTAL NET ASSETS -- (100.0%)...................................         $20,961
                                                                        =======

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $125. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation........................................... $   131
    Unrealized depreciation...........................................    (358)
                                                                       -------
    Net unrealized depreciation....................................... $  (227)
                                                                       =======

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Moderate Growth and Income Portfolio (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments in affiliates, at value (cost $21,075)................      $20,973
Interest and dividends receivable.................................            3
Receivable from investment adviser................................            1
Prepaid expenses and other assets.................................           12
                                                                        -------
 Total Assets.....................................................       20,989
Liabilities:
Payable for capital shares redeemed...............................  $15
Accrued expenses and other payables:
 Investment advisory fees.........................................    1
 Distribution fees................................................    2
 Other............................................................   10
                                                                    ---
 Total Liabilities................................................           28
                                                                        -------
Net Assets:
Capital...........................................................       20,345
Undistributed (distributions in excess of) net investment income..           63
Undistributed (distributions in excess of) net realized gains.....          655
Net unrealized appreciation (depreciation) from investments.......         (102)
                                                                        -------
Net Assets........................................................      $20,961
                                                                        =======
Class A Shares
 Net Assets.......................................................      $    48
 Shares outstanding...............................................            5
 Redemption price per share.......................................      $ 10.06
                                                                        =======
Class A Shares -- Maximum Sales Charge............................         4.50%
                                                                        -------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent)........      $ 10.53
                                                                        =======
Class B Shares
 Net Assets.......................................................      $   832
 Shares outstanding...............................................           83
 Offering price per share*........................................      $ 10.04
                                                                        =======
Trust Shares (b)
 Net Assets.......................................................      $20,081
 Shares outstanding...............................................        1,993
 Offering and redemption price per share..........................      $ 10.08
                                                                        =======

---------
* Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Moderate Growth & Income Portfolio.
(b) Formerly Institutional Shares.
(c) For the period from January 1, 2000 through July 31, 2000.
(d) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
 Statements of Operations

                                                      Period Ended Period Ended
                                                        July 31,   December 31,
                                                        2000 (c)     1999 (d)
                                                      ------------ ------------
                                                       (Amounts in thousands)
Investment Income:
Dividend income from affiliates.....................     $ 487        $ 326
Expenses:
Investment advisory fees............................        26           13
Administration fees.................................        24           10
Distribution fees -- Class B Shares.................         5            5
Shareholder servicing fees -- Class B Shares........        --            2
Shareholder servicing fees -- Trust Shares (b)......        19            8
Custodian fees......................................         3            2
Accounting fees.....................................         5           18
Transfer agent fees.................................        20           42
Registration and filing fees........................        28           38
Audit fees..........................................         7           13
Legal fees..........................................        --            9
Other fees..........................................        --            1
                                                         -----        -----
 Total expenses before
  voluntary fee reductions/reimbursements...........       137          161
 Expenses voluntarily reduced/reimbursed............       (38)        (109)
                                                         -----        -----
 Net expenses.......................................        99           52
                                                         -----        -----
Net Investment Income...............................       388          274
                                                         -----        -----
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions with affiliates.......................      (129)         (40)
Realized gain distributions from underlying funds...         1          897
Net change in unrealized appreciation (depreciation)
 from investments...................................       268         (370)
                                                         -----        -----
Net realized/unrealized gains (losses) from
 investments........................................       140          487
                                                         -----        -----
Change in net assets resulting from operations......     $ 528        $ 761
                                                         =====        =====

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Moderate Growth and Income Portfolio (a)

 Statements of Changes in Net Assets

                                                     Period Ended Period Ended
                                                       July 31,   December 31,
                                                       2000 (b)     1999 (c)
                                                     ------------ ------------
                                                      (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income..............................   $   388      $   274
 Net realized gains (losses) from investment
  transactions with affiliates......................      (129)         (40)
 Realized gain distribution from underlying funds...         1          897
 Net change in unrealized appreciation
  (depreciation) from investments...................       268         (370)
                                                       -------      -------
Change in net assets resulting from operations......       528          761
                                                       -------      -------
Distributions to Class A Shareholders:
 From net investment income.........................        (1)          (3)(d)
 From net realized gains on investment
  transactions......................................        --           (1)(d)
Distributions to Class B Shareholders:
 From net investment income.........................       (10)         (11)
 From net realized gains on investment
  transactions......................................        --           (5)
Distributions to Trust Shareholders (f):
 From net investment income.........................      (314)        (260)(e)
 From net realized gains on investment
  transactions......................................        --          (68)(e)
                                                       -------      -------
Change in net assets from shareholder
 distributions......................................      (325)        (348)
                                                       -------      -------
Change in net assets from capital transactions......    (1,739)      22,084
                                                       -------      -------
Change in net assets................................    (1,536)      22,497
Net Assets:
 Beginning of period................................    22,497           --
                                                       -------      -------
 End of period......................................   $20,961      $22,497
                                                       =======      =======

---------
(a) Formerly ISG Moderate Growth & Income Portfolio.
(b) For the period January 1, 2000 through July 31, 2000.
(c) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from February 9, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 10, 1999 (commencement of operations) through December 31, 1999.
(f) Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Moderate Growth and Income Portfolio (a)

 Financial Highlights, Class A Shares

                                                     Period Ended  Period Ended
                                                       July 31,    December 31,
                                                       2000 (b)      1999 (c)
                                                     ------------  ------------
Net Asset Value, Beginning of Period................    $ 9.96        $9.86
                                                        ------        -----
Investment Activities
 Net investment income (loss).......................      0.14         0.17
 Net realized and unrealized gains (losses) from
  investments with affiliates.......................      0.10         0.16
                                                        ------        -----
 Total from Investment Activities...................      0.24         0.33
                                                        ------        -----
Distributions
 Net investment income..............................     (0.14)       (0.17)
 Net realized gains.................................        --        (0.06)
                                                        ------        -----
 Total Distributions................................     (0.14)       (0.23)
                                                        ------        -----
Net change in asset value...........................      0.10         0.10
                                                        ------        -----
Net Asset Value, End of Period......................    $10.06        $9.96
                                                        ======        =====
Total Return (excludes sales charge)................      2.43%(d)     3.37%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)...................    $   48        $ 172
Ratio of expenses to average net assets.............      0.91%(e)     0.93%(e)
Ratio of net investment income to average net
 assets.............................................      2.85%(e)     3.32%(e)
Ratio of expenses to average net assets*............      1.26%(e)     9.78%(e)
Portfolio turnover**................................        21%         124%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Moderate Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 9, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

 Financial Highlights, Class B Shares

                                                    Period Ended  Period Ended
                                                      July 31,    December 31,
                                                      2000 (b)      1999 (c)
                                                    ------------  ------------
Net Asset Value, Beginning of Period...............    $ 9.96        $10.00
                                                       ------        ------
Investment Activities
 Net investment income (loss)......................      0.13          0.13
 Net realized and unrealized gains (losses) from
  investments with affiliates......................      0.07          0.02
                                                       ------        ------
 Total from Investment Activities..................      0.20          0.15
                                                       ------        ------
Distributions
 Net investment income.............................     (0.12)        (0.13)
 Net realized gains................................        --         (0.06)
                                                       ------        ------
 Total Distributions...............................     (0.12)        (0.19)
                                                       ------        ------
Net change in asset value..........................      0.08         (0.04)
                                                       ------        ------
Net Asset Value, End of Period.....................    $10.04        $ 9.96
                                                       ======        ======
Total Return (excludes redemption charge)..........      2.00%(d)      1.50%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)..................    $  832        $  941
Ratio of expenses to average net assets............      1.55%(e)      1.54%(e)
Ratio of net investment income to average net
 assets............................................      2.19%(e)      2.80%(e)
Ratio of expenses to average net assets*...........      1.88%(e)      6.90%(e)
Portfolio turnover**...............................        21%          124%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Moderate Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Moderate Growth and Income Portfolio (a)

 Financial Highlights, Trust Shares/\

                                                    Period Ended   Period Ended
                                                      July 31,     December 31,
                                                      2000 (b)       1999 (c)
                                                    ------------   ------------
Net Asset Value, Beginning of Period...............   $  9.98        $  9.88
                                                      -------        -------
Investment Activities
 Net investment income (loss)......................      0.18           0.20
 Net realized and unrealized gains (losses) from
  investments with affiliates......................      0.07           0.16
                                                      -------        -------
 Total from Investment Activities..................      0.25           0.36
                                                      -------        -------
Distributions
 Net investment income.............................     (0.15)         (0.20)
 Net realized gains................................        --          (0.06)
                                                      -------        -------
 Total Distributions...............................     (0.15)         (0.26)
                                                      -------        -------
Net change in asset value..........................      0.10           0.10
                                                      -------        -------
Net Asset Value, End of Period.....................   $ 10.08        $  9.98
                                                      =======        =======
Total Return.......................................      2.50%(d)       3.64%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)..................   $20,081        $21,384
Ratio of expenses to average net assets............      0.74%(e)       0.73%(e)
Ratio of net investment income to average net
 assets............................................      3.03%(e)       4.46%(e)
Ratio of expenses to average net assets*...........      1.03%(e)       1.87%(e)
Portfolio turnover**...............................        21%           124%

/\  Formerly Institutional Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Moderate Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 10, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Strategic Portfolios: Current Income Portfolio                     July 31, 2000
                                           (Amounts in thousands, except shares)

 Investments in Affiliates (98.9%)

                                                                         Market
                                                                  Shares Value
                                                                  ------ ------
Investment Companies (98.9%)
AmSouth Bond Fund, Trust Shares.................................. 31,762  $334
AmSouth Limited Term Bond Fund, Trust Shares..................... 36,039   365
AmSouth Prime Money Market Fund, Trust Shares.................... 42,098    42
                                                                          ----
Total Investment Companies.......................................          741
                                                                          ----
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $743) (a) -- (98.9%)......................................          741
Other assets in excess of liabilities -- (1.1%)..................            8
                                                                          ----
TOTAL NET ASSETS -- (100.0%).....................................         $749
                                                                          ====
---------
(a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1.
     Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation...............................................  $  2
  Unrealized depreciation...............................................    (5)
                                                                          ----
  Net unrealized depreciation...........................................  $ (3)
                                                                          ====

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Current Income Portfolio (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments in affiliates, at value (cost $743).....................     $ 741
Receivable from investment adviser..................................         6
Prepaid expenses and other assets...................................        10
                                                                         -----
 Total Assets.......................................................       757
Liabilities:
Accrued expenses and other payables................................. $ 8
                                                                     ---
 Total Liabilities..................................................         8
                                                                         -----
Net Assets:
Capital.............................................................       767
Undistributed (distributions in excess of) net investment income....         4
Undistributed (distributions in excess of) net realized gains.......       (20)
Net unrealized appreciation (depreciation) from investments.........        (2)
                                                                         -----
Net Assets..........................................................     $ 749
                                                                         =====
Class A Shares**
 Net Assets.........................................................     $   3
 Shares outstanding.................................................        --
 Redemption price per share*........................................     $9.52
                                                                         =====
Class A Shares -- Maximum Sales Charge..............................      4.00%
                                                                         -----
 Maximum Offering Price Per Share
  (100%/(100% -- Maximum Sales Charge) of net asset value adjusted
  to the nearest cent)..............................................     $9.92
                                                                         =====
Class B Shares***
 Net Assets.........................................................     $  24
 Shares outstanding.................................................         3
 Offering price per share*..........................................     $9.47
                                                                         =====
Trust Shares (b)****
 Net Assets.........................................................     $ 722
 Shares outstanding.................................................        75
 Offering and redemption price per share............................     $9.56
                                                                         =====

---------
   *  Redemption price per share varies by length of time shares are held.
  ** Net assets are actually $3,278.45 and shares outstanding are 344.438 shares.
 *** Net assets are actually $24,222 and shares outstanding are 2,557 shares. **** Net assets are actually $721,523 and shares outstanding are 75,448 shares.
(a)  Formerly ISG Current Income Portfolio.
(b)  Formerly Institutional Shares.
(c)  For the period from January 1, 2000 through July 31, 2000.
(d) For the period from January 25, 1999 (commencement of operations) through December 31, 1999.
 Statements of Operations

                                                      Period Ended Period Ended
                                                        July 31,   December 31,
                                                        2000 (c)     1999 (d)
                                                      ------------ ------------
                                                       (Amounts in thousands)
Investment Income:
Dividend income from affiliates.....................      $ 22        $  23
Expenses:
Investment advisory fees............................         1            1
Administration fees.................................         1            1
Shareholder servicing fees --  Trust Shares (b).....        --            1
Custodian fees......................................        --            1
Accounting fees.....................................         5           19
Transfer agent fees.................................        16           40
Registration and filing fees........................        27           33
Audit fees..........................................         6           12
Legal fees..........................................        --            8
Other fees..........................................        --            1
                                                          ----        -----
 Total expenses before voluntary fee
  reductions/reimbursements.........................        56          117
 Expenses voluntarily reduced/reimbursed............       (53)        (114)
                                                          ----        -----
 Net expenses.......................................         3            3
                                                          ----        -----
Net Investment Income...............................        19           20
                                                          ----        -----
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions with affiliates.......................        (3)         (17)
Net change in unrealized appreciation (depreciation)
 from investments...................................         7           (9)
                                                          ----        -----
Net realized/unrealized gains (losses) from
 investments........................................         4          (26)
                                                          ----        -----
Change in net assets resulting from operations......      $ 23        $  (6)
                                                          ====        =====

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Current Income Portfolio (a)

 Statements of Changes in Net Assets

                                                       Period Ended Period Ended
                                                         July 31,   December 31,
                                                         2000 (b)     1999 (c)
                                                       ------------ ------------
                                                        (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income...............................      $ 19         $ 20
 Net realized gains (losses) from investment
  transactions with affiliates.......................        (3)         (17)
 Net change in unrealized appreciation (depreciation)
  from investments...................................         7           (9)
                                                           ----         ----
Change in net assets resulting from operations.......        23           (6)
                                                           ----         ----
Distributions to Class B Shareholders:
 From net investment income..........................        --           (1)(d)
Distributions to Trust Shareholders (e):
 From net investment income..........................       (15)         (19)
                                                           ----         ----
Change in net assets from shareholder distributions..       (15)         (20)
                                                           ----         ----
Change in net assets from capital transactions.......        93          674
                                                           ----         ----
Change in net assets.................................       101          648
Net Assets:
 Beginning of period.................................       648           --
                                                           ----         ----
 End of period.......................................      $749         $648
                                                           ====         ====

---------
(a)  Formerly ISG Current Income Portfolio.
(b)  For the period January 1, 2000 through July 31, 2000.
(c) For the period from January 25, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from March 17, 1999 (commencement of operations) through December 31, 1999.
(e)  Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Current Income Portfolio (a)

 Financial Highlights, Class A Shares

                                                   Period Ended  Period Ended
                                                     July 31,    December 31,
                                                     2000 (b)      1999 (c)
                                                   ------------  ------------
Net Asset Value, Beginning of Period..............    $ 9.40        $ 9.88
                                                      ------        ------
Investment Activities
 Net investment income (loss).....................      0.26          0.32
 Net realized and unrealized gains (losses) from
  investments with affiliates.....................      0.07         (0.48)
                                                      ------        ------
 Total from Investment Activities.................      0.33         (0.16)
                                                      ------        ------
Distributions
 Net investment income............................     (0.21)        (0.32)
                                                      ------        ------
 Total Distributions..............................     (0.21)        (0.32)
                                                      ------        ------
Net change in asset value.........................      0.12         (0.48)
                                                      ------        ------
Net Asset Value, End of Period....................    $ 9.52        $ 9.40
                                                      ======        ======
Total Return (excludes sales charge)..............      3.56%(d)     (1.63)%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).................    $    3        $    3
Ratio of expenses to average net assets...........      0.90%(e)      1.01%(e)
Ratio of net investment income to average net
 assets...........................................      4.64%(e)      4.66%(e)
Ratio of expenses to average net assets*..........     14.15%(e)     28.50%(e)
Portfolio turnover**..............................        11%           96%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Current Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 23, 1999 (commencement of operations) through December 31, 1999.
(d)  Not annualized.
(e)  Annualized.

 Financial Highlights, Class B Shares

                                                   Period Ended  Period Ended
                                                     July 31,    December 31,
                                                     2000 (b)      1999 (c)
                                                   ------------  ------------
Net Asset Value, Beginning of Period..............    $ 9.44        $ 9.87
                                                      ------        ------
Investment Activities
 Net investment income (loss).....................      0.20          0.27
 Net realized and unrealized gains (losses) from
  investments with affiliates.....................      0.02         (0.43)
                                                      ------        ------
 Total from Investment Activities.................      0.22         (0.16)
                                                      ------        ------
Distributions
 Net investment income............................     (0.19)        (0.27)
                                                      ------        ------
 Total Distributions..............................     (0.19)        (0.27)
                                                      ------        ------
Net change in asset value.........................      0.03         (0.43)
                                                      ------        ------
Net Asset Value, End of Period....................    $ 9.47        $ 9.44
                                                      ======        ======
Total Return (excludes redemption charge).........      2.38%(d)     (1.66)%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).................    $   24        $   --
Ratio of expenses to average net assets...........      1.58%(e)      1.51%(e)
Ratio of net investment income to average net
 assets...........................................      3.72%(e)      4.07%(e)
Ratio of expenses to average net assets*..........     12.17%(e)     31.04%(e)
Portfolio turnover**..............................        11%           96%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Current Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from March 17, 1999 (commencement of operations) through December 31, 1999.
(d)  Not annualized.
(e)  Annualized.
                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Current Income Portfolio (a)

 Financial Highlights, Trust Shares/\

                                                   Period Ended  Period Ended
                                                     July 31,    December 31,
                                                     2000 (b)      1999 (c)
                                                   ------------  ------------
Net Asset Value, Beginning of Period..............    $ 9.45        $10.00
                                                      ------        ------
Investment Activities
 Net investment income (loss).....................      0.26          0.41
 Net realized and unrealized gains (losses) from
  investments with affiliates.....................      0.07         (0.55)
                                                      ------        ------
 Total from Investment Activities.................      0.33         (0.14)
                                                      ------        ------
Distributions
 Net investment income............................     (0.22)        (0.41)
                                                      ------        ------
 Total Distributions..............................     (0.22)        (0.41)
                                                      ------        ------
Net change in asset value.........................      0.11         (0.55)
                                                      ------        ------
Net Asset Value, End of Period....................    $ 9.56        $ 9.45
                                                      ======        ======
Total Return......................................      3.50%(d)     (1.41)%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).................    $  722        $  645
Ratio of expenses to average net assets...........      0.77%(e)      0.68%(e)
Ratio of net investment income to average net
 assets...........................................      4.73%(e)      4.88%(e)
Ratio of expenses to average net assets*..........     13.85%(e)     27.99%(e)
Portfolio turnover**..............................        11%           96%

/\   Formerly Institutional Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Current Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from January 25, 1999 (commencement of operations) through December 31, 1999.
(d)  Not annualized.
(e)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Bond Fund                                                          July 31, 2000
                                           (Amounts in thousands, except shares)

 Corporate Bonds (40.9%)

                                                          Shares or
                                                          Principal    Market
                                                            Amount     Value
                                                          ---------- ----------

Aerospace/Defense (0.9%)
Boeing Corp., 6.88%, 11/1/06............................. $    3,000 $    2,918
United Technologies Corp., 6.40%, 9/15/01................      1,775      1,768
                                                                     ----------
                                                                          4,686
                                                                     ----------
Aluminum (0.4%)
Alcoa, Inc., 7.38%, 8/1/10...............................      2,000      2,003
                                                                     ----------
Automotive -- Finance (2.5%)
Ford Motor Credit Co., 6.25%, 12/8/05....................      3,485      3,280
Ford Motor Credit Co., 7.35%, 11/7/11, MTN...............      1,750      1,660
General Motors Acceptance Corp., 7.50%, 7/15/05..........      3,000      2,989
General Motors Acceptance Corp., 6.15%, 4/7/07...........      2,000      1,843
Toyota Motor Credit Corp., 5.50%, 9/17/01................      3,000      2,951
                                                                     ----------
                                                                         12,723
                                                                     ----------
Banking (4.2%)
ABN AMRO Bank, 6.63%, 10/31/01...........................      1,575      1,563
Bank of America Corp., 9.50%, 4/1/01.....................      1,150      1,166
Bank One Corp., 7.00%, 7/15/05...........................      3,157      3,074
Bank One, Texas, 6.25%, 2/15/08..........................      1,000        903
Fifth Third Bank, 6.75%, 7/15/05.........................      4,000      3,879
First Union Corp., 6.18%, 2/15/36........................      1,500      1,397
J.P. Morgan & Co., 7.63%, 9/15/04........................      3,856      3,884
NationsBank Corp., 7.75%, 8/15/15........................      1,100      1,095
SunTrust Banks, Inc., 7.38%, 7/1/06......................      3,159      3,127
Wachovia Corp., 6.61%, 10/1/25...........................      1,875      1,819
                                                                     ----------
                                                                         21,907
                                                                     ----------
Beverages (0.7%)
Coca-Cola Enterprises, Inc., 6.38%, 8/1/01...............      3,500      3,483
                                                                     ----------
Brokerage Services (1.5%)
Bear Stearns & Co. Inc., 6.63%, 10/1/04..................      2,910      2,797
Dean Witter Discover & Co., 6.50%, 11/1/05...............      3,500      3,339
Merrill Lynch & Co., Inc., 6.00%, 2/12/03................      1,450      1,408
                                                                     ----------
                                                                          7,544
                                                                     ----------
Building Products (0.7%)
Vulcan Materials Co., 5.75%, 4/1/04......................      2,000      1,895
Vulcan Materials Co., 6.00%, 4/1/09......................      2,000      1,818
                                                                     ----------
                                                                          3,713
                                                                     ----------
Computers & Peripherals (0.3%)
IBM Corp., 6.50%, 1/15/28................................      1,750      1,593
                                                                     ----------
Consumer Goods (0.6%)
Procter & Gamble Co., 6.88%, 9/15/09.....................      3,000      2,933
                                                                     ----------
Cosmetics/Personal Care (0.3%)
Kimberly-Clark Corp., 7.10%, 8/1/07......................      1,700      1,695
                                                                     ----------

 Corporate Bonds, continued

                                                          Shares or
                                                          Principal    Market
                                                            Amount     Value
                                                          ---------- ----------

Electronic Components/Instruments (0.8%)
Honeywell, Inc., 7.00%, 3/15/07.......................... $    2,000 $    1,968
Motorola, Inc., 6.50%, 11/15/28..........................      2,225      1,988
                                                                     ----------
                                                                          3,956
                                                                     ----------
Entertainment (0.5%)
Disney (Walt) Co., 5.13%, 12/15/03.......................      3,000      2,820
                                                                     ----------
Financial Services (4.1%)
American Express Credit Corp., 6.50%, 8/1/00.............      2,000      2,000
Ameritech Capital, 5.65%, 1/15/01........................      3,500      3,473
Associates Corp. N.A., 7.32%, 1/13/03, MTN...............        800        799
Associates Corp. N.A., 5.75%, 10/15/03...................      2,000      1,895
Associates Corp. N.A., 5.75%, 11/1/03....................      3,000      2,843
Commercial Credit Co., 7.38%, 3/15/02....................      3,000      3,007
Commercial Credit Co., 6.50%, 8/1/04.....................      3,000      2,905
Countrywide Home Loan, 6.84%, 10/22/04, MTN..............      2,125      2,043
Norwest Financial, Inc., 6.63%, 7/15/04..................      2,000      1,953
                                                                     ----------
                                                                         20,918
                                                                     ----------
Food Products & Services (0.8%)
Campbell Soup Co., 6.15%, 12/1/02........................      2,750      2,713
Sara Lee Corp., 6.15%, 6/19/08, MTN......................      1,625      1,515
                                                                     ----------
                                                                          4,228
                                                                     ----------
Forest & Paper Products (0.6%)
Mead Corp., 6.60%, 3/1/02................................      3,000      2,974
                                                                     ----------
Industrial Goods & Services (3.2%)
Air Products & Chemicals, Inc., 8.35%, 1/15/02...........      3,000      3,029
E. I. Dupont de Nemours & Co., 6.50%, 9/1/02.............      2,000      1,988
E. I. Dupont de Nemours & Co., 6.75%, 10/15/02...........      2,570      2,560
First Data Corp., 6.75%, 7/15/05.........................      2,000      1,928
H.J. Heinz Co., 6.38%, 7/15/28...........................      2,000      1,750
Reliance Electric Co., 6.80%, 4/15/03....................      1,850      1,848
Rockwell International Corp., 6.63%, 6/1/05..............      3,456      3,373
                                                                     ----------
                                                                         16,476
                                                                     ----------
Insurance (1.5%)
Capital Holding Corp., 9.20%, 4/17/01....................      1,600      1,622
Chubb Corp., 6.15%, 8/15/05..............................      1,000        938
Hartford Life, Inc., 6.90%, 6/15/04......................      3,100      3,026
Travelers/Aetna Property & Casualty, 6.75%, 4/15/01......      2,000      1,995
                                                                     ----------
                                                                          7,581
                                                                     ----------
Office Equipment & Services (0.4%)
Xerox Corp., 7.15%, 8/1/04...............................      2,200      2,068
                                                                     ----------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Bond Fund                                                          July 31, 2000
                                           (Amounts in thousands, except shares)

 Corporate Bonds, continued

                                                         Shares or
                                                         Principal    Market
                                                           Amount     Value
                                                         ---------- ----------

Oil & Gas Exploration, Production, & Services (1.6%)
BP America, Inc., 9.38%, 11/1/00........................ $    3,158 $    3,178
Conoco Inc., 5.90%, 4/15/04.............................      1,500      1,436
Conoco Inc., 6.35%, 4/15/09.............................      1,000        935
Exxon Capital Corp., 7.45%, 12/15/01....................        864        869
Phillips Petroleum Co., 6.38%, 3/30/09..................      2,000      1,813
                                                                    ----------
                                                                         8,231
                                                                    ----------
Pharmaceuticals (0.6%)
Warner-Lambert Co., 5.75%, 1/15/03......................      3,000      2,921
                                                                    ----------
Photography (0.6%)
Eastman Kodak Co., 9.38%, 3/15/03.......................      3,100      3,267
                                                                    ----------
Retail (2.0%)
J.C. Penney & Co., 6.50%, 6/15/02, MTN..................      1,500      1,434
J.C. Penney & Co., 6.13%, 11/15/03......................      2,000      1,808
May Department Stores Co., 7.15%, 8/15/04...............      1,000        998
Nike, Inc., 6.38%, 12/1/03..............................      3,000      2,920
Target Corp., 7.50%, 2/15/05............................      2,000      2,033
Wal-Mart Stores, Inc., 6.75%, 5/15/02...................      1,000        998
                                                                    ----------
                                                                        10,191
                                                                    ----------
Tools (0.4%)
Stanley Works, 5.75%, 3/1/04............................      2,000      1,905
                                                                    ----------
Utilities -- Electric & Gas (7.6%)
Baltimore Gas & Electric, 7.50%, 1/15/07................      3,100      3,118
Cincinnati Gas & Electric Co., 6.45%, 2/15/04...........      1,500      1,438
Consolidated Edison Co. of New York, Inc., 6.63%,
 2/1/02.................................................      2,000      1,990
Florida Power Corp., 6.54%, 7/1/02, MTN.................      1,325      1,307
National Rural Utilities Corp., Series C, 6.49%,
 7/10/02, MTN...........................................      1,425      1,409
National Rural Utilities Corp., 5.00%, 10/1/02..........      3,500      3,355
National Rural Utilities Corp., 6.38%, 10/15/04.........      3,100      3,023
Northern States Power Co., 7.88%, 10/1/01...............      2,750      2,767
Northern States Power Co., 6.88%, 8/1/09................      1,750      1,676
Oklahoma Gas & Electric Co., 6.25%, 10/15/00............      2,250      2,244
Potomac Electric Power Corp., 6.00%, 4/1/04.............      2,325      2,209
SCANA Corp., Series B, 6.25%, 7/8/03, MTN...............      2,225      2,153
Smith Enron, 5.97%, 12/15/06............................      1,829      1,758
Tampa Electric Co., 6.13%, 5/1/03.......................      2,000      1,943
Virginia Electric & Power Co., 6.63%, 4/1/03............      2,000      1,958
Virginia Electric & Power Co., 8.00%, 3/1/04............      2,500      2,531

 Corporate Bonds, continued

                                                       Shares or
                                                       Principal    Market
                                                         Amount     Value
                                                       ---------- ----------

Utilities -- Electric & Gas, continued
Washington Gas Light, Series D, 6.85%, 3/9/28, MTN.... $    1,500 $    1,311
Wisconsin Electric Power, 6.63%, 11/15/06.............      3,500      3,346
                                                                  ----------
                                                                      39,536
                                                                  ----------
Utilities -- Telecommunications (4.1%)
BellAtlantic Corp., 6.25%, 2/15/04....................      2,000      1,925
BellSouth Telecommunications, 6.50%, 6/15/05..........      3,500      3,399
Chesapeake & Potomac Telephone, 6.00%, 5/1/03.........      2,009      1,941
GTE California, Inc., 5.63%, 2/1/01...................      2,000      1,983
GTE Northwest, Inc., Series A, 7.38%, 5/1/01..........      2,295      2,295
Southern New England Telecommunications Corp., 6.50%,
 2/15/02..............................................      2,000      1,975
Southwestern Bell Telephone, 6.63%, 4/1/05............      2,000      1,948
US West Communications Group, 6.63%, 9/15/05..........      4,000      3,834
WorldCom, Inc., 6.13%, 8/15/01........................      2,000      1,980
                                                                  ----------
                                                                      21,280
                                                                  ----------
TOTAL CORPORATE BONDS.................................               210,632
                                                                  ----------

 Municipal Bonds (0.1%)

Georgia (0.1%)
Atlanta Downtown Development Lease Revenue Bond,
 6.88%, 2/1/21........................................        800        731
                                                                  ----------
TOTAL MUNICIPAL BONDS.................................                   731
                                                                  ----------

 U.S. Government Agencies (16.0%)

Fannie Mae (8.7%)
6.35%, 11/23/01.......................................      1,000        992
6.59%, 5/21/02........................................      3,000      2,979
7.05%, 11/12/02.......................................      7,500      7,526
5.13%, 2/13/04........................................     17,600     16,606
7.13%, 3/15/07........................................     10,000     10,064
6.56%, 11/26/07.......................................      7,300      6,956
                                                                  ----------
                                                                      45,123
                                                                  ----------
Freddie Mac (3.4%)
6.88%, 1/15/05........................................     15,000     14,945
7.14%, 3/12/07........................................        700        685
7.10%, 4/10/07........................................      2,000      2,010
                                                                  ----------
                                                                      17,640
                                                                  ----------
Government National Mortgage Assoc.
 (3.2%)
6.50%, 8/15/11-4/20/29................................      6,606      6,275
7.00%, 9/15/11-11/20/28...............................      9,377      9,090
7.50%, 8/15/11........................................        534        536
8.00%, 5/15/10........................................        312        318
                                                                  ----------
                                                                      16,219
                                                                  ----------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Bond Fund                                                          July 31, 2000
                                           (Amounts in thousands, except shares)

 U.S. Government Agencies, continued

                                                         Shares or
                                                         Principal    Market
                                                           Amount     Value
                                                         ---------- ----------

Tennessee Valley Authority (0.7%)
5.38%, 11/13/08......................................... $    4,000 $    3,567
                                                                    ----------
TOTAL U.S. GOVERNMENT AGENCIES..........................                82,549
                                                                    ----------

 U.S. Treasury Bonds (22.8%)

6.00%, 8/15/09..........................................     48,500     48,181
7.50%, 11/15/16.........................................     34,000     38,718
8.13%, 8/15/21..........................................      1,000      1,236
6.25%, 8/15/23..........................................     28,660     29,260
                                                                    ----------
TOTAL U.S. TREASURY BONDS...............................               117,395
                                                                    ----------

 U.S. Treasury Notes (16.6%)

5.13%, 8/31/00..........................................      5,000      4,995
6.50%, 10/15/06.........................................     26,000     26,382
6.13%, 8/15/07..........................................     54,000     53,831
                                                                    ----------
TOTAL U.S. TREASURY NOTES...............................                85,208
                                                                    ----------

 Investment Companies (1.6%)

AmSouth Prime Money Market Fund.........................  8,142,013      8,142
AmSouth U.S. Treasury Money Market Fund.................          7         --*
                                                                    ----------
TOTAL INVESTMENT COMPANIES..............................                 8,142
                                                                    ----------

 Short-Term Securities+ (55.6%)

Commercial Paper (36.0%)
Asset Backed -- Miscellaneous (7.1%)
Asset Securitization Corp., 6.60%, 9/6/00............... $    8,945      8,792
Corporate Receivables, 6.62%, 8/1/00....................     11,181     11,179
Falcon Asset Securitization Corp., 6.62%, 8/14/00.......      8,945      8,797
Mermaid, 6.87%, 8/10/00.................................      7,864      7,840
                                                                    ----------
                                                                        36,608
                                                                    ----------
Financial Services (20.3%)
Golden Funding Corp., 6.55%-6.62%, 9/8/00-9/18/00.......     11,397     11,250
Liberty Street Funding Corp., 6.56%, 10/11/00...........      7,967      7,832
Moat Funding Corp., 6.54%-6.67%, 8/11/00-10/6/00........     11,404     11,225
Orix Corp., 6.78%-6.85%, 8/10/00-9/1/00.................      9,346      9,247
Rabobank, 6.65%, 8/1/00.................................     20,689     20,685
Superior Funding Corp., 6.51%-6.53%, 8/21/00-8/29/00....     12,299     12,229
TransAmerica, 6.65%, 9/5/00.............................      8,945      8,832
Trident, 6.70%, 8/4/00..................................     11,181     11,104
UBS Finance, 6.57%-6.64%, 8/1/00-8/7/00.................     11,919     11,913
                                                                    ----------
                                                                       104,317
                                                                    ----------

 Short-Term Securities+, continued

                                                         Shares or
                                                         Principal    Market
                                                           Amount     Value
                                                         ---------- ----------

Commercial Paper, continued
Food -- Retail (1.1%)
Safeway, Inc., 6.70%, 8/15/00........................... $    5,590 $    5,550
                                                                    ----------
Miscellaneous (2.1%)
Tyco International, Ltd., 6.80%-6.91%, 8/7/00-8/21/00...     10,832     10,731
                                                                    ----------
Utilities -- Electrical & Gas (1.5%)
Dominion Resources, Inc., 6.88%, 8/7/00.................      7,827      7,735
                                                                    ----------
Utilities -- Telecommunications (3.9%)
Cox Communications, Inc., 6.72%, 8/22/00................      9,331      9,260
Qwest Communications International, Inc., 6.80%,
 9/5/00.................................................     11,181     11,054
                                                                    ----------
                                                                        20,314
                                                                    ----------
Total Commercial Paper..................................               185,255
                                                                    ----------
Floating Rate Notes (6.1%)
Financial Services (5.4%)
Ford Motor Credit Co., 6.71%**, 4/11/02, MTN............      4,472      4,472
General Motors Acceptance Corp., 6.72%**, 4/5/02, MTN...      8,441      8,435
General Motors Acceptance Corp., 6.94%**, 11/13/00,
 MTN....................................................      2,683      2,683
KeyBank N.A., 6.66%**, 1/7/02...........................     10,345     10,353
KeyCorp, 6.94%**, 10/23/00, MTN.........................      2,236      2,236
                                                                    ----------
                                                                        28,179
                                                                    ----------
Miscellaneous (0.7%)
Tyco International, Ltd., 7.47%**, 9/5/00 (b)...........      3,354      3,353
                                                                    ----------
Total Floating Rate Notes...............................                31,532
                                                                    ----------
Time Deposits (3.3%)
Amex Centurion, 6.56%-6.58%, 8/8/00-8/30/00.............     16,771     16,771
                                                                    ----------
Investment Companies (8.0%)
AIM Liquid Asset Money Market Fund...................... 41,323,356     41,323
                                                                    ----------
Repurchase Agreements (2.2%)
Lehman Brothers, 6.74%, 8/1/00, dated 7/31/00, with a
 maturity value of $11,183 (See Significant Accounting
 Policies, Securities Lending in the Notes to Financial
 Statements for collateral description)................. $   11,181     11,181
                                                                    ----------
TOTAL SHORT-TERM SECURITIES.............................               286,062
                                                                    ----------
TOTAL INVESTMENTS
 (Cost $797,373) (a) -- (153.6%)........................               790,719
Liabilities in excess of
 other assets -- (-53.6%)...............................              (276,033)
                                                                    ----------
TOTAL NET ASSETS -- (100.0%)............................            $  514,686
                                                                    ==========

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Bond Fund                                                          July 31, 2000
                                           (Amounts in thousands, except shares)



---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $12. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation.......................................... $  5,801
    Unrealized depreciation..........................................  (12,467)
                                                                      --------
    Net unrealized depreciation...................................... $ (6,666)
                                                                      ========

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended.
 *  Due to rounding, figure was below thousand dollar threshold.
**  Variable rate security. Rate represents rate in effect at July 31, 2000.
 + Represents securities purchased with cash collateral received on loaned securities.
MTN -- Medium Term Note

                       See notes to financial statements

AMSOUTH FUNDS
Bond Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $786,192).......................          $779,538
Repurchase agreements, at cost..............................            11,181
                                                                      --------
 Total Investments..........................................           790,719
Interest and dividends receivable...........................            10,097
Receivable for capital shares issued........................                21
Receivable for investments sold.............................               112
Prepaid expenses and other assets...........................                11
                                                                      --------
 Total Assets...............................................           800,960
Liabilities:
Payable for return of collateral held for securities on
 loan....................................................... $286,062
Payable for capital shares redeemed.........................        6
Accrued expenses and other payables:
 Investment advisory fees...................................       84
 Administration fees........................................       13
 Distribution fees..........................................       47
 Custodian fees.............................................       12
 Other......................................................       50
                                                             --------
 Total Liabilities..........................................           286,274
                                                                      --------
Net Assets:
Capital.....................................................           521,641
Undistributed (distributions in excess of) net investment
 income.....................................................             1,179
Undistributed (distributions in excess of) net realized
 gains......................................................            (1,480)
Net unrealized appreciation (depreciation) from
 investments................................................            (6,654)
                                                                      --------
Net Assets..................................................          $514,686
                                                                      ========
Class A Shares (a)
 Net Assets.................................................          $  9,500
 Shares outstanding.........................................               903
 Redemption price per share.................................          $  10.52
                                                                      ========
Class A Shares -- Maximum Sales Charge......................              4.00%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent).....................................................          $  10.96
                                                                      ========
Class B Shares
 Net Assets.................................................          $  3,636
 Shares outstanding.........................................               346
 Offering price per share*..................................          $  10.50
                                                                      ========
Trust Shares (b)
 Net Assets.................................................          $501,550
 Shares outstanding.........................................            47,666
 Offering and redemption price per share....................          $  10.52
                                                                      ========

---------
*  Redemption price per share varies by length of time shares are held.
(a)   Formerly Classic Shares.
(b)   Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Interest income...............................................        $27,439
Dividend income...............................................            375
Income from securities lending................................             69
                                                                      -------
 Total Investment Income......................................         27,883
Expenses:
Investment advisory fees...................................... $2,811
Administration fees...........................................    865
Distribution fees -- Class B Shares...........................     29
Shareholder servicing fees -- Class A Shares (a)..............     20
Shareholder servicing fees -- Trust Shares (b)................    283
Custodian fees................................................     91
Accounting fees...............................................     97
Transfer agent fees...........................................    132
Trustee fees and expenses.....................................     16
Other fees....................................................    132
                                                               ------
 Total expenses before voluntary fee reductions...............          4,476
 Expenses voluntarily reduced.................................         (1,054)
                                                                      -------
 Net expenses.................................................          3,422
                                                                      -------
Net Investment Income.........................................         24,461
                                                                      -------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions......            151
Net change in unrealized appreciation (depreciation) from
 investments..................................................           (118)
                                                                      -------
Net realized/unrealized gains (losses) from investments.......             33
                                                                      -------
Change in net assets resulting from operations................        $24,494
                                                                      =======

                       See notes to financial statements

AMSOUTH FUNDS
Bond Fund

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2000       1999
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $ 24,461   $ 19,836
 Net realized gains (losses) from investment
  transactions...........................................       151      3,588
 Net change in unrealized appreciation (depreciation)
  from investments.......................................      (118)   (15,033)
                                                           --------   --------
Change in net assets resulting from operations...........    24,494      8,391
                                                           --------   --------
Distributions to Class A Shareholders (a):
 From net investment income..............................      (467)      (385)
 From net realized gains on investment transactions......       (15)       (87)
Distributions to Class B Shareholders:
 From net investment income..............................      (141)       (77)
 From net realized gains on investment transactions......        (5)       (18)
Distributions to Trust Shareholders (b):
 From net investment income..............................   (24,939)   (18,671)
 From net realized gains on investment transactions......      (795)    (3,997)
                                                           --------   --------
Change in net assets from shareholder distributions......   (26,362)   (23,235)
                                                           --------   --------
Change in net assets from capital transactions...........   126,737     69,257
                                                           --------   --------
Change in net assets.....................................   124,869     54,413
Net Assets:
 Beginning of period.....................................   389,817    335,404
                                                           --------   --------
 End of period...........................................  $514,686   $389,817
                                                           ========   ========

---------
(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Bond Fund

 Financial Highlights, Class A Shares/\

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                            2000       1999     1998 (a)     1997       1996
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....   $10.63     $11.05     $10.92    $  10.54   $  10.83
                           ------     ------     ------    --------   --------
Investment Activities
 Net investment income
  (loss)................     0.58       0.61       1.41        0.65       0.65
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.06)     (0.32)     (0.62)       0.42      (0.18)
                           ------     ------     ------    --------   --------
 Total from Investment
  Activities............     0.52       0.29       0.79        1.07       0.47
                           ------     ------     ------    --------   --------
Distributions
 Net investment income..    (0.61)     (0.58)     (0.63)      (0.69)     (0.65)
 Net realized gains from
  investment
  transactions..........    (0.02)     (0.13)     (0.03)         --      (0.11)
                           ------     ------     ------    --------   --------
 Total Distributions....    (0.63)     (0.71)     (0.66)      (0.69)     (0.76)
                           ------     ------     ------    --------   --------
Net change in asset
 value..................    (0.11)     (0.42)      0.13        0.38      (0.29)
                           ------     ------     ------    --------   --------
Net Asset Value, End of
 Period.................   $10.52     $10.63     $11.05    $  10.92   $  10.54
                           ======     ======     ======    ========   ========
Total Return (excludes
 sales charge)..........     5.10%      2.58%      7.45%      10.48%      4.40%


Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $9,500     $7,070     $7,032    $311,881   $132,737
Ratio of expenses to
 average net assets.....     0.91%      0.81%      0.73%       0.75%      0.75%
Ratio of net investment
 income to average net
 assets.................     5.54%      5.46%      5.78%       6.10%      6.12%
Ratio of expenses to
 average net assets*....     1.21%      1.20%      0.95%       0.98%      0.98%
Portfolio turnover**....       27%        18%        40%         35%        10%

/\   Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

 Financial Highlights, Class B Shares

                                             Year Ended Year Ended Period Ended
                                              July 31,   July 31,    July 31,
                                                2000       1999      1998 (a)
                                             ---------- ---------- ------------
Net Asset Value, Beginning of Period.......    $10.60     $11.04      $10.88
                                               ------     ------      ------
Investment Activities
 Net investment income (loss)..............      0.49       0.50        0.46
 Net realized and unrealized gains (losses)
  from investments.........................     (0.05)     (0.31)       0.24
                                               ------     ------      ------
 Total from Investment Activities..........      0.44       0.19        0.70
                                               ------     ------      ------
Distributions
 Net investment income.....................     (0.52)     (0.50)      (0.51)
 Net realized gains from investment
  transactions.............................     (0.02)     (0.13)      (0.03)
                                               ------     ------      ------
 Total Distributions.......................     (0.54)     (0.63)      (0.54)
                                               ------     ------      ------
Net change in asset value..................     (0.10)     (0.44)       0.16
                                               ------     ------      ------
Net Asset Value, End of Period.............    $10.50     $10.60      $11.04
                                               ======     ======      ======
Total Return (excludes redemption charge)..      4.30%      1.58%       6.58%(b)


Ratios/Supplemental Data:
Net Assets at end of period (000)..........    $3,636     $2,521      $  442
Ratio of expenses to average net assets....      1.74%      1.71%       1.74%(c)
Ratio of net investment income to average
 net assets................................      4.72%      4.63%       4.75%(c)
Ratio of expenses to average net assets*...      1.96%      1.95%       1.99%(c)
Portfolio turnover**.......................        27%        18%         40%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from September 16, 1997 (commencement of operations) through July 31, 1998.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Bond Fund

 Financial Highlights, Trust Shares/\

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                               2000       1999      1998 (a)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period......   $  10.63   $  11.05    $  10.72
                                             --------   --------    --------
Investment Activities
 Net investment income (loss).............       0.59       0.61        0.57
 Net realized and unrealized gains
  (losses) from investments...............      (0.06)     (0.30)       0.38
                                             --------   --------    --------
 Total from Investment Activities.........       0.53       0.31        0.95
                                             --------   --------    --------
Distributions
 Net investment income....................      (0.62)     (0.60)      (0.59)
 Net realized gains from investment
  transactions............................      (0.02)     (0.13)      (0.03)
                                             --------   --------    --------
 Total Distributions......................      (0.64)     (0.73)      (0.62)
                                             --------   --------    --------
Net change in asset value.................      (0.11)     (0.42)       0.33
                                             --------   --------    --------
Net Asset Value, End of Period............   $  10.52   $  10.63    $  11.05
                                             ========   ========    ========
Total Return..............................       5.24%      2.68%       7.54%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000).........   $501,550   $380,226    $327,930
Ratio of expenses to average net assets...       0.78%      0.71%       0.73%(c)
Ratio of net investment income to average
 net assets...............................       5.66%      5.57%       5.72%(c)
Ratio of expenses to average net assets*..       1.03%      0.95%       0.97%(c)
Portfolio turnover**......................         27%        18%         40%

/\   Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being relected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 9.03%.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Limited Term Bond Fund                                             July 31, 2000
                                           (Amounts in thousands, except shares)

 Corporate Bonds (71.1%)

                                                            Shares or
                                                            Principal   Market
                                                              Amount    Value
                                                            ---------- --------

Aerospace/Defense (0.9%)
United Technologies Corp., 6.40%, 9/15/01.................. $    1,600 $  1,594
                                                                       --------
Automotive -- Finance (7.9%)
Chrysler Financial Corp., 6.08%, 4/6/01....................      1,000      994
Ford Motor Credit Co., 6.50%, 2/28/02......................      3,000    2,966
Ford Motor Credit Co., 6.63%, 6/30/03......................      4,000    3,914
General Motors Acceptance Corp., 7.13%, 5/1/01.............      1,500    1,498
General Motors Acceptance Corp., 7.13%, 5/1/03.............      3,500    3,483
Toyota Motor Credit Corp., 5.50%, 9/17/01..................      2,000    1,968
                                                                       --------
                                                                         14,823
                                                                       --------
Banking (8.5%)
ABN AMRO Bank, 6.63%, 10/31/01.............................      2,500    2,481
Bank of America Corp., 9.50%, 4/1/01.......................      4,500    4,562
Bank One Corp., 6.25%, 9/1/00..............................      3,000    3,000
Bankers Trust, 6.75%, 10/3/01..............................      1,500    1,491
Firstar Bank, 6.25%, 12/1/02...............................      1,500    1,468
NationsBank Corp., 7.00%, 9/15/01..........................      2,000    1,995
Wachovia Bank, 6.30%, 3/15/01..............................        900      897
                                                                       --------
                                                                         15,894
                                                                       --------
Beverages (1.0%)
Coca-Cola Co., 6.00%, 7/15/03..............................      2,000    1,945
                                                                       --------
Building Products (1.0%)
Vulcan Materials Co., 5.75%, 4/1/04........................      2,000    1,895
                                                                       --------
Computers & Peripherals (1.1%)
IBM Corp., 6.04%, 8/7/00, MTN..............................      1,000    1,000
IBM Corp., 5.95%, 6/2/03...................................      1,000      970
                                                                       --------
                                                                          1,970
                                                                       --------
Consumer Goods (1.0%)
Procter & Gamble Co., 5.25%, 9/15/03.......................      2,000    1,918
                                                                       --------
Electronic Components/Instruments (1.6%)
Emerson Electric Co., 7.88%, 6/1/05........................      2,000    2,062
Honeywell, Inc., 6.75%, 3/15/02............................        850      848
                                                                       --------
                                                                          2,910
                                                                       --------
Entertainment (0.8%)
Disney (Walt) Co., 6.38%, 3/30/01..........................      1,500    1,496
                                                                       --------
Farm Equipment (2.6%)
John Deere Capital Corp., 5.85%, 1/15/01...................      3,000    2,981
John Deere Capital Corp., 5.90%, 4/8/03....................      2,000    1,920
                                                                       --------
                                                                          4,901
                                                                       --------
Financial Services (11.8%)
Ameritech Capital Funding, 6.13%, 10/15/01.................      3,000    2,963
Associates Corp. of North America, 6.63%, 5/15/01..........      4,200    4,185
Bear Stearns & Co., Inc., 6.13%, 2/1/03....................      3,500    3,391
CIT Group Holdings, 6.38%, 10/1/02.........................      2,000    1,955
Commercial Credit Co., 8.26%, 11/1/01......................      1,000    1,011
General Electric Capital Corp., 6.15%, 11/5/01.............      2,500    2,469
Household Netherlands, 6.20%, 12/1/03......................      2,500    2,384

 Corporate Bonds, continued

                                                            Shares or
                                                            Principal   Market
                                                              Amount    Value
                                                            ---------- --------

Financial Services, continued
Merrill Lynch & Co., Inc., 6.00%, 1/15/01.................. $    1,750 $  1,741
Merrill Lynch & Co., Inc., 5.71%, 1/15/02..................      2,000    1,948
                                                                       --------
                                                                         22,047
                                                                       --------
Food Products & Services (1.8%)
Campbell Soup Co., 6.15%, 12/1/02..........................      1,000      986
McDonald's Corp., 5.90%, 5/11/01...........................      1,000      990
McDonald's Corp., 6.00%, 6/23/02...........................      1,500    1,470
                                                                       --------
                                                                          3,446
                                                                       --------
Forest & Paper Products (0.5%)
Mead Corp., 6.60%, 3/1/02..................................      1,000      991
                                                                       --------
Health Care (1.0%)
McKesson Corp., 6.88%, 3/1/02..............................      2,000    1,935
                                                                       --------
Industrial Goods & Services (5.3%)
Air Products & Chemicals, Inc., 8.35%, 1/15/02.............      2,000    2,020
Archer Daniels Midland, 6.25%, 5/15/03.....................      2,100    2,053
Caterpillar Financial Services, 6.02%, 4/15/02.............      1,000      978
E. I. Dupont de Nemours & Co., 6.50%, 9/1/02...............      3,000    2,980
Imperial Oil Ltd., 8.75%, 10/15/19.........................      1,767    1,829
                                                                       --------
                                                                          9,860
                                                                       --------
Insurance (2.6%)
American General Finance, 5.75%, 11/1/03...................      2,000    1,910
St. Paul Cos., Inc., Series A, 6.17%, 1/15/01..............      1,000      995
Travelers/Aetna Property & Casualty, 6.75%, 4/15/01........      2,000    1,995
                                                                       --------
                                                                          4,900
                                                                       --------
Office Equipment & Services (0.7%)
Xerox Corp., 8.13%, 4/15/02................................      1,274    1,258
                                                                       --------
Oil & Gas Exploration, Production, & Services (1.2%)
Amoco Co., 6.25%, 10/15/04.................................      2,200    2,156
                                                                       --------
Photography (1.1%)
Eastman Kodak Co., Series A, 7.25%, 6/15/05, MTN...........      2,000    1,993
                                                                       --------
Retail (4.3%)
Dayton Hudson Co., 6.40%, 2/15/03..........................      2,500    2,458
J.C. Penney & Co., Inc., 7.25%, 4/1/02.....................      2,000    1,943
May Department Stores Co., 7.15%, 8/15/04..................      1,750    1,746
Sears, Roebuck and Co., 6.00%, 3/20/03.....................      1,000      963
Target Corp., 7.50%, 2/15/05...............................      1,000    1,016
                                                                       --------
                                                                          8,126
                                                                       --------
Telecommunications -- Equipment (0.5%)
Lucent Technologies, Inc., 6.90%, 7/15/01..................      1,000    1,001
                                                                       --------
Tools (0.5%)
Stanley Works, 7.38%, 12/15/02.............................        500      503
Stanley Works, 5.75%, 3/1/04...............................        500      476
                                                                       --------
                                                                            979
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Limited Term Bond Fund                                             July 31, 2000
                                           (Amounts in thousands, except shares)

 Corporate Bonds, continued

                                                           Shares or
                                                           Principal   Market
                                                             Amount    Value
                                                           ---------- --------

Utilities -- Electric & Gas (10.2%)
Alabama Power Corp., 5.35%, 11/15/03.....................  $    3,750 $  3,534
Baltimore Gas & Electric Co., 6.50%, 2/15/03.............       2,500    2,450
Cincinnati Gas & Electric Co., 6.45%, 2/15/04............       1,300    1,246
Florida Power Corp., 6.54%, 7/1/02, MTN..................       2,000    1,973
MidAmerican Energy, 6.50%, 12/15/01......................       2,500    2,466
National Rural Utilities Corp., Series C, 6.49%, 7/10/02,
 MTN.....................................................       2,000    1,978
Potomac Electric Power Corp., 6.00%, 4/1/04..............       2,500    2,375
SCANA Corp., Series B, 6.25%, 7/8/03, MTN................       2,000    1,935
Smith Enron, 5.97%, 12/15/06.............................       1,178    1,133
                                                                      --------
                                                                        19,090
                                                                      --------
Utilities -- Telecommunications (3.2%)
AT&T Corp., 5.63%, 3/15/04...............................       1,500    1,418
BellSouth Telecommunications, 6.00%, 6/15/02.............       2,585    2,536
WorldCom, Inc., 6.13%, 8/15/01...........................       2,000    1,980
                                                                      --------
                                                                         5,934
                                                                      --------
TOTAL CORPORATE BONDS....................................              133,062
                                                                      --------

 U.S. Government Agencies (10.2%)

Fannie Mae (1.9%)
5.49%**, 8/4/00..........................................       2,000    1,999
6.35%, 11/23/01..........................................       1,500    1,489
                                                                      --------
                                                                         3,488
                                                                      --------
Freddie Mac (3.6%)
6.88%, 1/15/05...........................................       5,000    4,981
6.75%, 4/1/08............................................       2,000    1,910
                                                                      --------
                                                                         6,891
                                                                      --------
Government National Mortgage
 Assoc. (3.6%)
7.50%, 4/15/09-8/15/11...................................       2,168    2,178
8.00%, 12/15/07-4/15/10..................................       3,525    3,582
8.50%, 9/15/09-12/15/09..................................         944      966
                                                                      --------
                                                                         6,726
                                                                      --------
Tennessee Valley Authority (1.1%)
6.00%, 9/24/02...........................................       2,000    1,968
                                                                      --------
TOTAL U.S. GOVERNMENT AGENCIES...........................               19,073
                                                                      --------

 U.S. Treasury Notes (14.6%)

7.25%, 5/15/04...........................................      26,500   27,369
                                                                      --------
TOTAL U.S. TREASURY NOTES................................               27,369
                                                                      --------

 Investment Companies (2.5%)

AmSouth Prime Money Market Fund..........................   4,594,658    4,595
AmSouth U.S. Treasury Money Market Fund .................         355       --*
                                                                      --------
TOTAL INVESTMENT COMPANIES...............................                4,595
                                                                      --------

 Short-Term Securities + (46.1%)

                                                            Shares or
                                                            Principal   Market
                                                              Amount    Value
                                                            ---------- --------

Commercial Paper (30.7%)
Asset Backed -- Miscellaneous (5.3%)
Asset Securitization Corp., 6.60%, 9/6/00.................. $      578 $    568
Corporate Receivables, 6.62%, 8/1/00.......................        722      722
Falcon Asset Securitization Corp., 6.62%, 8/14/00..........        578      568
Mermaid, 6.87%, 8/10/00....................................      8,007    7,983
                                                                       --------
                                                                          9,841
                                                                       --------
Financial Services (16.0%)
Golden Funding Corp., 6.55%-6.62%, 9/8/00-9/18/00..........        736      727
Liberty Street Funding Corp., 6.56%, 10/11/00..............        515      506
Moat Funding Corp., 6.54%-6.67%, 8/11/00-10/6/00...........        737      725
Orix Corp., 6.78%-6.85%, 8/10/00-9/1/00....................      4,185    4,143
Rabobank, 6.65%, 8/1/00....................................     21,067   21,064
Superior Funding Corp., 6.51%-6.53%, 8/21/00-8/29/00.......        794      790
TransAmerica, 6.65%, 9/5/00................................        578      570
Trident, 6.70%, 8/4/00.....................................        722      717
UBS Finance, 6.57%-6.64%, 8/1/00-8/7/00....................        770      769
                                                                       --------
                                                                         30,011
                                                                       --------
Food -- Retail (0.2%)
Safeway, Inc., 6.70%, 8/15/00..............................        361      358
                                                                       --------
Miscellaneous (3.5%)
Tyco International, Ltd., 6.80%-6.91%, 8/7/00-8/21/00......      6,619    6,566
                                                                       --------
Utilities -- Electrical & Gas (0.3%)
Dominion Resources, Inc., 6.88%, 8/7/00....................        506      500
                                                                       --------
Utilities -- Telecommunications (5.4%)
Cox Communications, Inc., 6.72%, 8/22/00...................      9,501    9,429
Qwest Communications International, Inc., 6.80%, 9/5/00....        722      714
                                                                       --------
                                                                         10,143
                                                                       --------
Total Commerical Paper.....................................              57,419
                                                                       --------
Floating Rate Notes (9.5%)
Financial Services (9.4%)
Ford Motor Credit Co., 6.71%***, 4/11/02, MTN..............        289      289
General Motors Acceptance Corp., 6.72%***, 4/5/02, MTN.....      6,464    6,458
General Motors Acceptance Corp., 6.94%***, 11/13/00, MTN...        173      173
KeyBank N.A., 6.66%***, 1/7/02.............................     10,533   10,541
KeyCorp, 6.94%***, 10/23/00, MTN...........................        144      144
                                                                       --------
                                                                         17,605
                                                                       --------
Miscellaneous (0.1%)
Tyco International, Ltd., 7.47%***, 9/5/00 (b).............        217      217
                                                                       --------
Total Floating Rate Notes..................................              17,822
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Limited Term Bond Fund                                             July 31, 2000
                                           (Amounts in thousands, except shares)

 Short-Term Securities+, continued

                                                           Shares or
                                                           Principal   Market
                                                             Amount    Value
                                                           ---------- --------

Floating Rate Notes, continued
Time Deposits (0.6%)
Amex Centurion, 6.56%-6.58%, 8/8/00-8/30/00............... $    1,083 $  1,083
                                                                      --------
Investment Companies (4.9%)
AIM Liquid Asset Money Market Fund........................  9,093,247    9,093
                                                                      --------
Repurchase Agreements (0.4%)
Lehman Brothers, 6.74%, 8/1/00, dated 7/31/00, with a
 maturity value of $722 (See Significant Accounting
 Policies, Securities Lending in the Notes to Financial
 Statements for collateral description)................... $      722      722
                                                                      --------
TOTAL SHORT-TERM SECURITIES...............................              86,139
                                                                      --------
TOTAL INVESTMENTS
 (Cost $273,087) (a) -- (144.5%)..........................             270,238
Liabilities in excess of
 other assets -- (-44.5%).................................             (83,187)
                                                                      --------
TOTAL NET ASSETS -- (100.0%)..............................            $187,051
                                                                      ========


---------
 (a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation.......................................... $   252
     Unrealized depreciation..........................................  (3,101)
                                                                       -------
     Net unrealized depreciation...................................... $(2,849)
                                                                       =======

 (b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended.
  *  Due to rounding, figure was below thousand dollar threshold.
 **  Yield effective at purchase.
*** Variable rate security. Rate represents rate in effect at July 31, 2000.
  + Represents securities purchased with cash collateral received on loaned securities.
MTN -- Medium Term Note

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Bond Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $272,365)........................          $269,516
Repurchase agreements, at cost...............................               722
                                                                       --------
 Total Investments...........................................           270,238
Interest and dividends receivable............................             2,977
Receivable for investments sold..............................                72
Prepaid expenses and other assets............................                 7
                                                                       --------
 Total Assets................................................           273,294
Liabilities:
Payable for return of collateral held for securities on
 loan........................................................  $86,139
Payable for capital shares redeemed..........................       22
Accrued expenses and other payables:
 Investment advisory fees....................................       31
 Administration fees.........................................        5
 Distribution fees...........................................       18
 Custodian fees..............................................        4
 Other.......................................................       24
                                                               -------
 Total Liabilities...........................................            86,243
                                                                       --------
Net Assets:
Capital......................................................           191,946
Undistributed (distributions in excess of) net investment
 income......................................................               342
Undistributed (distributions in excess of) net realized
 gains.......................................................            (2,388)
Net unrealized appreciation (depreciation) from investments..            (2,849)
                                                                       --------
Net Assets...................................................          $187,051
                                                                       ========
Class A Shares (b)
 Net Assets..................................................          $  7,913
 Shares outstanding..........................................               781
 Redemption price per share..................................          $  10.13
                                                                       ========
Class A Shares -- Maximum Sales Charge.......................              4.00%
                                                                       --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent)......................................................          $  10.55
                                                                       ========
Class B Shares
 Net Assets..................................................          $  1,815
 Shares outstanding..........................................               180
 Offering price per share*...................................          $  10.13
                                                                       ========
Trust Shares (c)
 Net Assets..................................................          $177,323
 Shares outstanding..........................................            17,501
 Offering and redemption price per share.....................          $  10.13
                                                                       ========

---------
*  Redemption price per share varies by length of time shares are held.
(a)  Formerly AmSouth Limited Maturity Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Interest income..................................................      $9,074
Dividend income..................................................         124
Income from securities lending...................................           6
                                                                       ------
 Total Investment Income.........................................       9,204
Expenses:
Investment advisory fees......................................... $912
Administration fees..............................................  281
Distribution fees -- Class B Shares..............................   20
Shareholder servicing fees -- Class A Shares (b).................   12
Shareholder servicing fees -- Trust Shares (c)...................  106
Custodian fees...................................................   31
Accounting fees..................................................   41
Transfer agent fees..............................................   66
Trustee fees and expenses........................................    4
Other fees.......................................................   53
                                                                  ----
 Total expenses before voluntary fee reductions..................       1,526
 Expenses voluntarily reduced....................................        (354)
                                                                       ------
 Net expenses....................................................       1,172
                                                                       ------
Net Investment Income............................................       8,032
                                                                       ------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions.........        (687)
Net change in unrealized appreciation (depreciation) from
 investments.....................................................         (51)
                                                                       ------
Net realized/unrealized gains (losses) from investments..........        (738)
                                                                       ------
Change in net assets resulting from operations...................      $7,294
                                                                       ======

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Bond Fund (a)

 Statements of Changes in Net Assets

                                                       Year Ended Year Ended
                                                        July 31,   July 31,
                                                          2000       1999
                                                       ---------- ----------
                                                            (Amounts in
                                                            thousands)
From Investment Activities:
Operations:
 Net investment income................................  $  8,032   $  6,321
 Net realized gains (losses) from investment
  transactions........................................      (687)       464
 Net change in unrealized appreciation (depreciation)
  from investments....................................       (51)    (2,240)
                                                        --------   --------
Change in net assets resulting from operations........     7,294      4,545
                                                        --------   --------
Distributions to Class A Shareholders (b):
 From net investment income...........................      (264)      (163)
Distributions to Class B Shareholders:
 From net investment income...........................      (102)       (20)(d)
Distributions to Trust Shareholders (c):
 From net investment income...........................    (7,951)    (5,930)
                                                        --------   --------
Change in net assets from shareholder distributions...    (8,317)    (6,113)
                                                        --------   --------
Change in net assets from capital transactions........    74,205      4,953
                                                        --------   --------
Change in net assets..................................    73,182      3,385
Net Assets:
 Beginning of period..................................   113,869    110,484
                                                        --------   --------
 End of period........................................  $187,051   $113,869
                                                        ========   ========

---------
(a)  Formerly AmSouth Limited Maturity Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.
(d) For the period from January 21, 1999 (commencement of operations) through July 31, 1999.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Bond Fund (a)

 Financial Highlights, Class A Shares/\

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                            2000       1999     1998 (b)     1997       1996
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....   $10.29     $10.43     $10.42    $  10.31   $ 10.41
                           ------     ------     ------    --------   -------
Investment Activities
 Net investment income
  (loss)................     0.59       0.57       0.85        0.58      0.58
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.13)     (0.15)     (0.25)       0.14     (0.10)
                           ------     ------     ------    --------   -------
 Total from Investment
  Activities............     0.46       0.42       0.60        0.72      0.48
                           ------     ------     ------    --------   -------
Distributions
 Net investment income..    (0.62)     (0.56)     (0.59)      (0.61)    (0.57)
 Net realized gains from
  investment
  transactions..........       --         --         --          --     (0.01)
                           ------     ------     ------    --------   -------
 Total Distributions....    (0.62)     (0.56)     (0.59)      (0.61)    (0.58)
                           ------     ------     ------    --------   -------
Net change in asset
 value..................    (0.16)     (0.14)      0.01        0.11     (0.10)
                           ------     ------     ------    --------   -------
Net Asset Value, End of
 Period.................   $10.13     $10.29     $10.43    $  10.42   $ 10.31
                           ======     ======     ======    ========   =======
Total Return (excludes
 sales charge)..........     4.59%      4.01%      5.94%       7.25%     4.74%


Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $7,913     $2,716     $3,531    $138,675   $46,005
Ratio of expenses to
 average net assets.....     0.96%      0.81%      0.74%       0.77%     0.76%
Ratio of net investment
 income to average net
 assets.................     5.60%      5.49%      5.65%       5.65%     5.48%
Ratio of expenses to
 average net assets*....     1.24%      1.23%      0.96%       1.02%     0.99%
Portfolio turnover**....       34%        39%        39%         65%       30%

/\  Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Limited Maturity Fund.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

 Financial Highlights, Class B Shares

                                                      Year Ended Period Ended
                                                       July 31,    July 31,
                                                         2000      1999 (b)
                                                      ---------- ------------
Net Asset Value, Beginning of Period.................   $10.27      $10.58
                                                        ------      ------
Investment Activities
 Net investment income (loss)........................     0.48        0.27
 Net realized and unrealized gains (losses) from
  investments........................................    (0.10)      (0.30)
                                                        ------      ------
 Total from Investment Activities....................     0.38       (0.03)
                                                        ------      ------
Distributions
 Net investment income...............................    (0.52)      (0.28)
                                                        ------      ------
 Total Distributions.................................    (0.52)      (0.28)
                                                        ------      ------
Net change in asset value............................    (0.14)      (0.31)
                                                        ------      ------
Net Asset Value, End of Period.......................   $10.13      $10.27
                                                        ======      ======
Total Return (excludes redemption charge)............     3.85%      (0.33)%(c)


Ratios/Supplemental Data:
Net Assets at end of period (000)....................   $1,815      $1,599
Ratio of expenses to average net assets..............     1.76%       1.69%(d)
Ratio of net investment income to average net
 assets..............................................     4.79%       4.61%(d)
Ratio of expenses to average net assets*.............     1.99%       1.96%(d)
Portfolio turnover**.................................       34%         39%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Limited Maturity Fund.
(b) For the period from January 21, 1999 (commencement of operations) through July 31, 1999.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Bond Fund (a)

 Financial Highlights, Trust Shares/\

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                               2000       1999      1998 (b)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period......   $  10.29   $  10.43    $  10.34
                                             --------   --------    --------
Investment Activities
 Net investment income (loss).............       0.59       0.59        0.55
 Net realized and unrealized gains
  (losses) from investments...............      (0.12)     (0.16)       0.10
                                             --------   --------    --------
 Total from Investment Activities.........       0.47       0.43        0.65
                                             --------   --------    --------
Distributions
 Net investment income....................      (0.63)     (0.57)      (0.56)
                                             --------   --------    --------
 Total Distributions......................      (0.63)     (0.57)      (0.56)
                                             --------   --------    --------
Net change in asset value.................      (0.16)     (0.14)       0.09
                                             --------   --------    --------
Net Asset Value, End of Period............   $  10.13   $  10.29    $  10.43
                                             ========   ========    ========
Total Return..............................       4.71%      4.14%       6.04%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000).........   $177,323   $109,554    $106,953
Ratio of expenses to average net assets...       0.82%      0.71%       0.73%(d)
Ratio of net investment income to average
 net assets...............................       5.74%      5.60%       5.70%(d)
Ratio of expenses to average net assets*..       1.07%      0.98%       0.98%(d)
Portfolio turnover**......................         34%        39%         39%

/\  Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Limited Maturity Fund.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being relected as Classic Shares.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 6.37%.
(d) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Government Income Fund                                             July 31, 2000
                                           (Amounts in thousands, except shares)

 U.S. Government Agencies (56.6%)

                                                           Shares or
                                                           Principal   Market
                                                             Amount     Value
                                                           ---------- ---------

Fannie Mae (7.9%)
5.75%, 4/15/03............................................ $    2,000 $   1,944
6.46%, 5/9/05, Callable 5/9/01 @ 100......................      5,000     4,846
6.94%, 9/5/07, Callable 9/5/02 @ 100......................      2,000     1,948
6.27%, 2/5/08, Callable 2/5/03 @ 100, MTN.................      5,000     4,706
6.00%, 5/15/08............................................      7,000     6,551
7.50%, 4/1/15-6/1/15......................................      8,826     8,807
                                                                      ---------
                                                                         28,802
                                                                      ---------
Federal Farm Credit Bank (8.4%)
6.20%, 7/1/02.............................................     10,000     9,882
5.07%, 12/15/03...........................................     15,000    14,176
5.70%, 9/3/08.............................................      7,000     6,392
                                                                      ---------
                                                                         30,450
                                                                      ---------
Federal Home Loan Bank (9.3%)
5.35%, 12/1/03............................................      3,000     2,855
5.30%, 2/18/04............................................      5,000     4,743
6.34%, 6/29/04............................................      2,250     2,202
7.25%, 5/13/05............................................     10,000    10,110
5.80%, 9/2/08.............................................     10,000     9,206
5.89%, 3/30/09............................................      5,000     4,602
                                                                      ---------
                                                                         33,718
                                                                      ---------
Freddie Mac (10.1%)
5.00%, 1/15/04............................................     10,000     9,409
5.75%, 3/15/09............................................     10,000     9,125
7.00%, 3/23/09............................................      5,000     4,784
6.75%, 5/4/09.............................................     10,000     9,465
7.40%, 6/9/14, Callable 8/25/00 @ 100.....................      4,000     3,796
                                                                      ---------
                                                                         36,579
                                                                      ---------
Government National Mortgage
 Assoc. (16.4%)
7.00%, 12/15/26-2/20/29...................................      9,179     8,925
7.50%, 3/15/23-7/20/30....................................     28,285    28,023
8.00%, 7/15/26-6/20/30....................................     21,037    21,146
8.50%, 12/15/19-2/15/23...................................        146       149
9.00%, 6/15/18-9/15/27....................................        660       680
9.50%, 5/15/18-8/15/21....................................        507       525
                                                                      ---------
                                                                         59,448
                                                                      ---------
Private Export Funding (1.8%)
6.31%, 9/30/04, Series C..................................      2,000     1,953
6.49%, 7/15/07, Series B..................................      2,000     1,943
5.87%, 7/31/08, Series D..................................      3,000     2,778
                                                                      ---------
                                                                          6,674
                                                                      ---------
Tennessee Valley Authority (2.7%)
6.13%, 7/15/03............................................      3,682     3,585
5.38%, 11/13/08...........................................      1,500     1,337
6.75%, 11/1/25............................................      5,000     4,832
                                                                      ---------
                                                                          9,754
                                                                      ---------
TOTAL U.S. GOVERNMENT AGENCIES............................              205,425
                                                                      ---------

 U.S. Treasury Bonds (15.8%)

                                                          Shares or
                                                          Principal   Market
                                                            Amount     Value
                                                          ---------- ---------

7.50%, 11/15/16.......................................... $    7,900 $   8,996
7.25%, 8/15/22...........................................      7,000     7,967
7.63%, 11/15/22..........................................      7,000     8,286
7.13%, 2/15/23...........................................      9,000    10,125
6.88%, 8/15/25...........................................     10,000    11,041
6.75%, 8/15/26...........................................     10,000    10,919
                                                                     ---------
TOTAL U.S. TREASURY BONDS................................               57,334
                                                                     ---------
 U.S. Treasury Notes (23.2%)

5.75%, 10/31/00-8/15/03..................................     18,000    17,840
7.75%, 2/15/01...........................................      9,000     9,068
8.00%, 5/15/01...........................................      9,000     9,110
7.88%, 8/15/01...........................................      7,000     7,103
7.50%, 5/15/02...........................................     10,000    10,191
6.50%, 8/15/05...........................................     15,000    15,182
7.00%, 7/15/06...........................................     15,000    15,580
                                                                     ---------
TOTAL U.S. TREASURY NOTES................................               84,074
                                                                     ---------
 Investment Companies (2.0%)

AIM Treasury Money Market Fund...........................    100,999       101
AmSouth Treasury Reserve Money Market Fund ..............  7,293,977     7,294
                                                                     ---------
TOTAL INVESTMENT COMPANIES...............................                7,395
                                                                     ---------
 Short-Term Securities+ (37.3%)

Commercial Paper (23.9%)
Asset Backed -- Miscellaneous (5.0%)
Asset Securitization Corp., 6.60%, 9/6/00................ $    5,636     5,539
Corporate Receivables, 6.62%, 8/1/00.....................      7,044     7,043
Falcon Asset Securitization Corp., 6.62%, 8/14/00........      5,636     5,542
                                                                     ---------
                                                                        18,124
                                                                     ---------
Financial Services (13.9%)
Golden Funding Corp., 6.55%-6.62%, 9/8/00-9/18/00........      7,181     7,088
Liberty Street Funding Corp., 6.56%, 10/11/00............      5,020     4,935
Moat Funding Corp., 6.54%-6.67%, 8/11/00-10/6/00.........      7,185     7,072
Orix Corp., 6.85%, 8/10/00...............................      3,522     3,483
Superior Funding Corp., 6.51%-6.53%, 8/21/00-8/29/00.....      7,749     7,704
TransAmerica, 6.65%, 9/5/00..............................      5,636     5,565
Trident, 6.70%, 8/4/00...................................      7,044     6,996
UBS Finance, 6.57%-6.64%, 8/1/00-8/7/00..................      7,509     7,505
                                                                     ---------
                                                                        50,348
                                                                     ---------
Food -- Retail (1.0%)
Safeway, Inc., 6.70%, 8/15/00............................      3,522     3,497
                                                                     ---------
Miscellaneous (0.8%)
Tyco International, Ltd., 6.91%, 8/7/00..................      2,914     2,881
                                                                     ---------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Government Income Fund                                             July 31, 2000
                                           (Amounts in thousands, except shares)

 Short-Term Securities+, continued

                                                           Shares or
                                                           Principal   Market
                                                            Amount      Value
                                                          ----------- ---------

Commercial Paper, continued
Utilities -- Electrical & Gas (1.3%)
Dominion Resources, Inc., 6.88%, 8/7/00.................  $     4,931 $   4,874
                                                                      ---------
Utilities -- Telecommunications (1.9%)
Qwest Communications International, Inc., 6.80%,
 9/5/00.................................................        7,044     6,965
                                                                      ---------
Total Commercial Paper..................................                 86,689
                                                                      ---------
Floating Rate Notes (2.6%)
Financial Services (2.0%)
Ford Motor Credit Co., 6.71%*, 4/11/02, MTN.............        2,818     2,817
General Motors Acceptance Corp., 6.72%*, 4/5/02, MTN....        1,408     1,408
General Motors Acceptance Corp., 6.94%*, 11/13/00, MTN..        1,691     1,691
KeyCorp, 6.94%*, 10/23/00, MTN..........................        1,409     1,409
                                                                      ---------
                                                                          7,325
                                                                      ---------
Miscellaneous (0.6%)
Tyco International, Ltd., 7.47%*, 9/5/00 (b)............        2,113     2,113
                                                                      ---------
Total Floating Rate Notes...............................                  9,438
                                                                      ---------
Time Deposits (2.9%)
Amex Centurion, 6.56%-6.58%, 8/8/00-8/30/00.............       10,567    10,567
                                                                      ---------
Investment Companies (6.0%)
AIM Liquid Asset Money Market Fund......................   21,791,175    21,791
                                                                      ---------

 Short-Term Securities+, continued

                                                          Shares or
                                                          Principal   Market
                                                            Amount     Value
                                                          ---------- ---------

Repurchase Agreements (1.9%)
Lehman Brothers, 6.74%, 8/1/00, dated 7/31/00, with a
 maturity value of $7,046 (See Significant Accounting
 Policies, Securities Lending in the Notes to Financial
 Statements for collateral description).................. $    7,044 $   7,044
                                                                     ---------
TOTAL SHORT-TERM SECURITIES..............................              135,529
                                                                     ---------
TOTAL INVESTMENTS
 (Cost $491,292) (a) -- (134.9%).........................              489,757
Liabilities in excess of
 other assets -- (-34.9%)................................             (126,716)
                                                                     ---------
TOTAL NET ASSETS -- (100.0%).............................            $ 363,041
                                                                     =========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $21. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation.......................................... $  7,420
    Unrealized depreciation..........................................   (8,976)
                                                                      --------
    Net unrealized depreciation...................................... $ (1,556)
                                                                      ========

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended.
*  Variable rate security. Rate represents rate in effect at July 31, 2000.
+ Represents securities purchased with cash collateral received on loaned securities.
MTN -- Medium Term Note

                       See notes to financial statements

AMSOUTH FUNDS
Government Income Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $484,248).......................          $482,713
Repurchase agreements, at cost..............................             7,044
                                                                      --------
 Total Investments..........................................           489,757
Interest and dividends receivable...........................             5,841
Receivable for investments sold.............................             3,107
Prepaid expenses and other assets...........................                14
                                                                      --------
 Total Assets...............................................           498,719
Liabilities:
Payable for return of collateral held for securities on
 loan....................................................... $135,529
Accrued expenses and other payables:
 Investment advisory fees...................................       61
 Administration fees........................................        9
 Distribution fees..........................................       32
 Custodian fees.............................................        9
 Other......................................................       38
                                                             --------
 Total Liabilities..........................................           135,678
                                                                      --------
Net Assets:
Capital.....................................................           370,359
Undistributed (distributions in excess of) net investment
 income.....................................................               632
Undistributed (distributions in excess of) net realized
 gains......................................................            (6,415)
Net unrealized appreciation (depreciation) from
 investments................................................            (1,535)
                                                                      --------
Net Assets..................................................          $363,041
                                                                      ========
Class A Shares (a)
 Net Assets.................................................          $  5,879
 Shares outstanding.........................................               612
 Redemption price per share.................................          $   9.60
                                                                      ========
Class A Shares -- Maximum Sales Charge......................              4.00%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent).....................................................          $  10.00
                                                                      ========
Class B Shares
 Net Assets.................................................          $    520
 Shares outstanding.........................................                54
 Offering price per share*..................................          $   9.61
                                                                      ========
Trust Shares (b)
 Net Assets.................................................          $356,642
 Shares outstanding.........................................            37,130
 Offering and redemption price per share....................          $   9.61
                                                                      ========

---------
*  Redemption price per share varies by length of time shares are held.
(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.
(c) For the period from March 13, 2000 (commencement of operations) through July 31, 2000.
 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Interest income.................................................      $ 9,314
Dividend income.................................................          298
Income from securities lending..................................           69
                                                                      -------
 Total Investment Income........................................        9,681
Expenses:
Investment advisory fees........................................ $964
Administration fees.............................................  297
Distribution fees -- Class B Shares (c).........................    2
Shareholder servicing fees -- Class A Shares (a)................   13
Shareholder servicing fees -- Trust Shares (b)..................  211
Custodian fees..................................................   61
Accounting fees.................................................   32
Transfer agent fees.............................................   58
Trustee fees and expenses.......................................    4
Other fees......................................................   41
                                                                 ----
 Total expenses before voluntary fee reductions/reimbursements..        1,683
 Expenses voluntarily reduced/reimbursed........................         (424)
                                                                      -------
 Net expenses...................................................        1,259
                                                                      -------
Net Investment Income...........................................        8,422
                                                                      -------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions........       (3,175)
Net change in unrealized appreciation (depreciation) from
 investments....................................................        7,276
                                                                      -------
Net realized/unrealized gains (losses) from investments.........        4,101
                                                                      -------
Change in net assets resulting from operations..................      $12,523
                                                                      =======

                       See notes to financial statements

AMSOUTH FUNDS
Government Income Fund

 Statements of Changes in Net Assets

                                                       Year Ended    Year Ended
                                                        July 31,      July 31,
                                                          2000          1999
                                                       ----------    ----------
                                                            (Amounts in
                                                            thousands)
From Investment Activities:
Operations:
 Net investment income................................  $  8,422      $   513
 Net realized gains (losses) from investment
  transactions........................................    (3,175)          51
 Net change in unrealized appreciation (depreciation)
  from investments....................................     7,276         (283)
                                                        --------      -------
Change in net assets resulting from operations........    12,523          281
                                                        --------      -------
Distributions to Class A Shareholders (a):
 From net investment income...........................      (276)        (360)
Distributions to Class B Shareholders:
 From net investment income...........................        (8)(c)       --
Distributions to Trust Shareholders (b):
 From net investment income...........................    (7,506)        (141)
                                                        --------      -------
Change in net assets from shareholder distributions...    (7,790)        (501)
                                                        --------      -------
Change in net assets from capital transactions........   349,722       (1,891)
                                                        --------      -------
Change in net assets..................................   354,455       (2,111)
Net Assets:
 Beginning of period..................................     8,586       10,697
                                                        --------      -------
 End of period........................................  $363,041      $ 8,586
                                                        ========      =======

---------
(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.
(c) For the period from March 13, 2000 (commencement of operations) through July 31, 2000.

                       See notes to financial statements

AMSOUTH FUNDS
Government Income Fund

 Financial Highlights, Class A Shares/\

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                            2000       1999     1998 (a)     1997       1996
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....   $ 9.62     $ 9.88     $ 9.75    $  9.40    $  9.54
                           ------     ------     ------    -------    -------
Investment Activities
 Net investment income
  (loss)................     0.56       0.54       0.63       0.58       0.66
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.04)     (0.28)      0.09       0.35      (0.20)
                           ------     ------     ------    -------    -------
 Total from Investment
  Activities............     0.52       0.26       0.72       0.93       0.46
                           ------     ------     ------    -------    -------
Distributions
 Net investment income..    (0.54)     (0.52)     (0.53)     (0.58)     (0.59)
 In excess of net
  investment income.....       --         --      (0.06)        --         --
 Tax return of capital..       --         --         --         --      (0.01)
                           ------     ------     ------    -------    -------
 Total Distributions....    (0.54)     (0.52)     (0.59)     (0.58)     (0.60)
                           ------     ------     ------    -------    -------
Net change in asset
 value..................    (0.02)     (0.26)      0.13       0.35      (0.14)
                           ------     ------     ------    -------    -------
Net Asset Value, End of
 Period.................   $ 9.60     $ 9.62     $ 9.88    $  9.75    $  9.40
                           ======     ======     ======    =======    =======
Total Return (excludes
 sales charge)..........     5.55%      2.62%      7.58%     10.21%      4.91%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $5,879     $5,436     $8,176    $11,622    $15,752
Ratio of expenses to
 average net assets.....     0.85%      0.70%      0.71%      0.69%      0.65%
Ratio of net investment
 income to average net
 assets.................     5.77%      5.35%      5.95%      5.98%      6.81%
Ratio of expenses to
 average net assets*....     1.30%      1.90%      1.77%      1.29%      1.10%
Portfolio turnover**....       42%        27%        35%         3%        78%

/\   Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

 Financial Highlights, Class B Shares

                                                                   Period Ended
                                                                     July 31,
                                                                     2000 (a)
                                                                   ------------
Net Asset Value, Beginning of Period..............................    $ 9.48
                                                                      ------
Investment Activities
 Net investment income (loss).....................................      0.18
 Net realized and unrealized gains (losses) from investments......      0.10
                                                                      ------
 Total from Investment Activities.................................      0.28
                                                                      ------
Distributions
 Net investment income............................................     (0.15)
                                                                      ------
 Total Distributions..............................................     (0.15)
                                                                      ------
Net change in asset value.........................................      0.13
                                                                      ------
Net Asset Value, End of Period....................................    $ 9.61
                                                                      ======
Total Return (excludes redemption charge).........................      2.98%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000).................................    $  520
Ratio of expenses to average net assets...........................      1.75%(c)
Ratio of net investment income to average net assets..............      4.77%(c)
Ratio of expenses to average net assets*..........................      1.98%(c)
Portfolio turnover**..............................................        42%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 13, 2000 (commencement of operations) through July 31, 2000.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Government Income Fund

 Financial Highlights, Trust Shares/\

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                               2000       1999      1998 (a)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period.......  $   9.62    $ 9.87      $ 9.66
                                             --------    ------      ------
Investment Activities
 Net investment income (loss)..............      0.57      0.54        0.59
 Net realized and unrealized gains (losses)
  from investments.........................     (0.03)    (0.26)       0.17
                                             --------    ------      ------
 Total from Investment Activities..........      0.54      0.28        0.76
                                             --------    ------      ------
Distributions
 Net investment income.....................     (0.55)    (0.53)      (0.49)
 In excess of net investment income........        --        --       (0.06)
                                             --------    ------      ------
 Total Distributions.......................     (0.55)    (0.53)      (0.55)
                                             --------    ------      ------
Net change in asset value..................     (0.01)    (0.25)       0.21
                                             --------    ------      ------
Net Asset Value, End of Period.............  $   9.61    $ 9.62      $ 9.87
                                             ========    ======      ======
Total Return...............................      5.91%     2.72%       7.58%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)..........  $356,642    $3,150      $2,521
Ratio of expenses to average net assets....      0.85%     0.60%       0.63%(c)
Ratio of net investment income to average
 net assets................................      5.68%     5.44%       5.72%(c)
Ratio of expenses to average net assets*...      1.13%     1.65%       1.80%(c)
Portfolio turnover**.......................        42%       27%         35%

/\   Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 8.04%.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Limited Term U.S. Government Fund                                  July 31, 2000
                                           (Amounts in thousands, except shares)

 U.S. Government Agencies (59.6%)

                                                           Shares or
                                                           Principal  Market
                                                             Amount    Value
                                                           ---------- -------
Fannie Mae (9.9%)
6.05%, 10/20/00........................................... $    1,000 $   999
5.38%, 3/15/02............................................      1,000     978
5.98%, 11/12/02...........................................        500     490
5.63%, 5/14/04............................................        500     478
5.75%, 6/15/05............................................        250     238
6.44%, 8/14/07............................................        500     483
6.65%, 11/14/07...........................................        500     479
                                                                      -------
                                                                        4,145
                                                                      -------
Federal Farm Credit Bank (9.7%)
5.76%, 7/7/03.............................................        750     727
5.07%, 12/15/03...........................................      2,500   2,362
6.15%, 3/23/05............................................      1,000     961
                                                                      -------
                                                                        4,050
                                                                      -------
Federal Home Loan Bank (11.0%)
5.20%, 9/8/00.............................................      1,500   1,499
5.55%, 1/28/02............................................      1,000     981
5.39%, 3/8/02.............................................      1,000     978
6.34%, 6/29/04............................................        750     734
6.00%, 9/15/04............................................        400     384
                                                                      -------
                                                                        4,576
                                                                      -------
Freddie Mac (10.1%)
5.95%*, 8/4/00............................................        500     500
6.16%, 9/25/02............................................        500     493
5.89%, 7/17/03............................................        400     388
5.00%, 1/15/04............................................      1,000     941
6.25%, 5/18/04............................................      1,000     970
6.53%, 3/3/08.............................................      1,000     947
                                                                      -------
                                                                        4,239
                                                                      -------
Government National Mortgage Assoc. (5.8%)
9.00%, 12/15/01, Pool #152718.............................         11      12
9.00%, 2/15/03, Pool #248038..............................         62      65
7.50%, 5/15/10, Pool #407408..............................        476     478
7.00%, 8/15/11, Pool #423984..............................        512     507
7.50%, 8/15/11, Pool #423914..............................        534     535
7.00%, 9/15/11, Pool #423923..............................        480     475
7.50%, 10/15/11, Pool #431451.............................        362     363
                                                                      -------
                                                                        2,435
                                                                      -------
Private Export Funding (2.3%)
6.45%, 9/30/04............................................      1,000     981
                                                                      -------
Tennessee Valley Authority (10.8%)
6.50%, 8/20/01............................................      1,000     996
5.28%, 9/14/01............................................      2,000   1,965
6.00%, 9/24/02............................................      1,000     984
5.38%, 11/13/08...........................................        600     535
                                                                      -------
                                                                        4,480
                                                                      -------
TOTAL U.S. GOVERNMENT AGENCIES............................             24,906
                                                                      -------

 U.S. Treasury Notes (36.1%)

                                                             Shares or
                                                             Principal  Market
                                                               Amount    Value
                                                             ---------- -------
6.63%, 7/31/01.............................................. $    4,000 $ 4,009
7.50%, 11/15/01.............................................      6,500   6,586
6.63%, 4/30/02..............................................      1,500   1,506
7.50%, 5/15/02..............................................      1,000   1,019
6.25%, 6/30/02..............................................        750     749
5.63%, 12/31/02.............................................      1,000     985
6.50%, 10/15/06.............................................        250     254
                                                                        -------
TOTAL U.S. TREASURY NOTES...................................             15,108
                                                                        -------
 Investment Companies (3.1%)

AIM Treasury Money Market Fund..............................      1,008       1
AmSouth Treasury Reserve Money Market Fund..................  1,286,171   1,286
                                                                        -------
TOTAL INVESTMENT COMPANIES..................................              1,287
                                                                        -------
TOTAL INVESTMENTS
 (Cost $42,067) (a) -- (98.8%)..............................             41,301
Other assets in excess of
 liabilities -- (1.2%)......................................                516
                                                                        -------
TOTAL NET ASSETS -- (100.0%)................................            $41,817
                                                                        =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation............................................  $    67
   Unrealized depreciation............................................     (833)
                                                                        -------
   Net unrealized depreciation........................................  $  (766)
                                                                        =======

*  Yield effective at purchase.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term U.S. Government Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $42,067)..............................      $41,301
Interest and dividends receivable.................................          530
Prepaid expenses and other assets.................................           11
                                                                        -------
 Total Assets.....................................................       41,842
Liabilities:
Accrued expenses and other payables:
 Investment advisory fees.........................................  $ 7
 Administration fees..............................................    1
 Distribution fees................................................    4
 Custodian fees...................................................    1
 Other............................................................   12
                                                                    ---
 Total Liabilities................................................           25
                                                                        -------
Net Assets:
Capital...........................................................       45,983
Undistributed (distributions in excess of) net investment income..           67
Undistributed (distributions in excess of) net realized gains.....       (3,467)
Net unrealized appreciation (depreciation) from investments.......         (766)
                                                                        -------
Net Assets........................................................      $41,817
                                                                        =======
Class A Shares
 Net Assets.......................................................      $ 3,791
 Shares outstanding...............................................          383
 Redemption price per share.......................................      $  9.89
                                                                        =======
Class A Shares -- Maximum Sales Charge............................         4.00%
                                                                        -------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent)........      $ 10.30
                                                                        =======
Class B Shares
 Net Assets.......................................................      $   378
 Shares outstanding...............................................           38
 Offering price per share*........................................      $  9.90
                                                                        =======
Trust Shares (b)
 Net Assets.......................................................      $37,648
 Shares outstanding...............................................        3,807
 Offering and redemption price per share..........................      $  9.89
                                                                        =======

---------
*  Redemption price per share varies by length of time shares are held.
(a)  Formerly ISG Limited Term U.S. Government Fund.
(b)  Formerly Institutional Shares.
(c)  For the period from January 1, 2000 through July 31, 2000.
 Statements of Operations

                                                      Period Ended  Year Ended
                                                        July 31,   December 31,
                                                        2000 (c)       1999
                                                      ------------ ------------
                                                       (Amounts in thousands)
Investment Income:
Interest income.....................................     $1,482      $ 2,711
Dividend income.....................................         58          101
                                                         ------      -------
 Total Investment Income............................      1,540        2,812
Expenses:
Investment advisory fees............................        154          238
Administration fees.................................         47           71
Distribution fees -- Class A Shares.................          2            7
Distribution fees -- Class B Shares.................          2            4
Shareholder servicing fees -- Class A Shares........          5            4
Shareholder servicing fees -- Class B Shares........         --            1
Shareholder servicing fees --Trust Shares (b).......         35           66
Custodian fees......................................         10           15
Accounting fees.....................................          7           29
Transfer agent fees.................................         22           48
Trustee fees and expenses...........................          1            1
Registration and filing fees........................         20           43
Other fees..........................................         12           27
                                                         ------      -------
 Total expenses before voluntary fee reductions.....        317          554
 Expenses voluntarily reduced.......................        (57)         (85)
                                                         ------      -------
 Net expenses.......................................        260          469
                                                         ------      -------
Net Investment Income...............................      1,280        2,343
                                                         ------      -------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions.......................................        (77)          22
Net change in unrealized appreciation (depreciation)
 from investments...................................        153       (1,865)
                                                         ------      -------
Net realized/unrealized gains (losses) from
 investments........................................         76       (1,843)
                                                         ------      -------
Change in net assets resulting from operations......     $1,356      $   500
                                                         ======      =======

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term U.S. Government Fund (a)

 Statements of Changes in Net Assets

                                        Period Ended  Year Ended   Year Ended
                                          July 31,   December 31, December 31,
                                          2000 (b)       1999         1998
                                        ------------ ------------ ------------
                                                (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income.................   $ 1,280      $ 2,342      $ 1,120
 Net realized gains (losses) from
  investment transactions..............       (77)          22          148
 Net change in unrealized appreciation
  (depreciation) from investments......       153       (1,865)         700
                                          -------      -------      -------
Change in net assets resulting from
 operations............................     1,356          499        1,968
                                          -------      -------      -------
Distributions to Class A Shareholders:
 From net investment income............       (98)        (144)      (1,001)
 From net realized gains on investment
  transactions.........................        --           (2)         (10)
 In excess of net realized gains.......        --           (3)          --
Distributions to Class B Shareholders:
 From net investment income............        (9)         (20)          (8)(c)
Distributions to Trust Shareholders
 (e):
 From net investment income............    (1,091)      (2,178)        (112)(d)
 From net realized gains on investment
  transactions.........................        --          (20)          --
 In excess of net realized gains.......        --          (34)          --
                                          -------      -------      -------
Change in net assets from shareholder
 distributions.........................    (1,198)      (2,401)      (1,131)
                                          -------      -------      -------
Change in net assets from capital
 transactions..........................    (4,655)        (995)      28,271
                                          -------      -------      -------
Change in net assets...................    (4,497)      (2,897)      29,108
Net Assets:
 Beginning of period...................    46,314       49,211       20,103
                                          -------      -------      -------
 End of period.........................   $41,817      $46,314      $49,211
                                          =======      =======      =======

---------
(a)  Formerly ISG Limited Term U.S. Government Fund.
(b)  For the period from January 1, 2000 through July 31, 2000.
(c) For the period from March 3, 1998 (commencement of operations) through December 31, 1998.
(d) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(e)  Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term U.S. Government Fund (a)

 Financial Highlights, Class A Shares

                           Period Ended   Year Ended   Year Ended  Period Ended
                             July 31,    December 31, December 31, December 31,
                             2000 (b)        1999         1998       1997 (c)
                           ------------  ------------ ------------ ------------
Net Asset Value,
 Beginning of Period.....     $ 9.85        $10.25       $10.12      $ 10.00
                              ------        ------       ------      -------
Investment Activities
 Net investment income
  (loss).................       0.28          0.50         0.53         0.42
 Net realized and
  unrealized gains
  (losses) from
  investments............       0.02         (0.39)        0.14         0.12
                              ------        ------       ------      -------
 Total from Investment
  Activities.............       0.30          0.11         0.67         0.54
                              ------        ------       ------      -------
Distributions
 Net investment income...      (0.26)        (0.50)       (0.53)       (0.42)
 Net realized gains......         --         (0.01)       (0.01)          --
                              ------        ------       ------      -------
 Total Distributions.....      (0.26)        (0.51)       (0.54)       (0.42)
                              ------        ------       ------      -------
Net change in asset
 value...................       0.04         (0.40)        0.13         0.12
                              ------        ------       ------      -------
Net Asset Value, End of
 Period..................     $ 9.89        $ 9.85       $10.25      $ 10.12
                              ======        ======       ======      =======
Total Return (excludes
 sales charge)...........       3.11%(d)      1.08%        6.69%        5.54%(d)


Ratios/Supplemental Data:
Net Assets at end of
 period (000)............     $3,791        $3,571       $2,437      $20,103
Ratio of expenses to
 average net assets......       1.09%(e)      0.98%        1.02%        1.00%(e)
Ratio of net investment
 income to average net
 assets..................       4.89%(e)      4.93%        5.16%        5.34%(e)
Ratio of expenses to
 average net assets*.....       1.36%(e)      1.40%        1.54%        1.62%(e)
Portfolio turnover**.....          4%           17%          86%          52%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Limited Term U.S. Government Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
(d) Not annualized.
(e) Annualized.

 Financial Highlights, Class B Shares

                                        Period Ended   Year Ended  Period Ended
                                          July 31,    December 31, December 31,
                                          2000 (b)        1999       1998 (c)
                                        ------------  ------------ ------------
Net Asset Value, Beginning of Period..     $ 9.86        $10.26       $10.12
                                           ------        ------       ------
Investment Activities
 Net investment income (loss).........       0.25          0.41         0.35
 Net realized and unrealized gains
  (losses) from investments...........       0.01         (0.39)        0.15
                                           ------        ------       ------
 Total from Investment Activities.....       0.26          0.02         0.50
                                           ------        ------       ------
Distributions
 Net investment income................      (0.22)        (0.41)       (0.35)
 Net realized gains...................         --         (0.01)       (0.01)
                                           ------        ------       ------
 Total Distributions..................      (0.22)        (0.42)       (0.36)
                                           ------        ------       ------
Net change in asset value.............       0.04         (0.40)        0.14
                                           ------        ------       ------
Net Asset Value, End of Period........     $ 9.90        $ 9.86       $10.26
                                           ======        ======       ======
Total Return (excludes redemption
 charge)..............................       2.67%(d)      0.22%        4.98%(d)


Ratios/Supplemental Data:
Net Assets at end of period (000).....     $  378        $  462       $  430
Ratio of expenses to average net
 assets...............................       1.88%(e)      1.83%        1.97%(e)
Ratio of net investment income to
 average net assets...................       4.13%(e)      4.06%        4.01%(e)
Ratio of expenses to average net
 assets*..............................       2.06%(e)      1.99%        2.24%(e)
Portfolio turnover**..................          4%           17%          86%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Limited Term U.S. Government Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from March 3, 1998 (commencement of operations) through December 31, 1998.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term U.S. Government Fund (a)

 Financial Highlights, Trust Shares/\

                                      Period Ended    Year Ended  Period Ended
                                        July 31,     December 31, December 31,
                                        2000 (b)         1999       1998 (c)
                                      ------------   ------------ ------------
Net Asset Value, Beginning of
 Period..............................   $  9.85        $ 10.25      $ 10.29
                                        -------        -------      -------
Investment Activities
 Net investment income (loss)........      0.29           0.50         0.03
 Net realized and unrealized gains
  (losses) from investments..........      0.02          (0.39)       (0.04)
                                        -------        -------      -------
 Total from Investment Activities....      0.31           0.11        (0.01)
                                        -------        -------      -------
Distributions
 Net investment income...............     (0.27)         (0.50)       (0.03)
 Net realized gains..................        --          (0.01)          --
                                        -------        -------      -------
 Total Distributions.................     (0.27)         (0.51)       (0.03)
                                        -------        -------      -------
Net change in asset value............      0.04          (0.40)       (0.04)
                                        -------        -------      -------
Net Asset Value, End of Period.......   $  9.89        $  9.85      $ 10.25
                                        =======        =======      =======
Total Return.........................      3.18%(d)       1.08%       (0.14)%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)....   $37,648        $42,281      $46,344
Ratio of expenses to average net
 assets..............................      0.99%(e)       0.98%        0.69%(e)
Ratio of net investment income to
 average net assets..................      5.00%(e)       4.94%        5.29%(e)
Ratio of expenses to average net
 assets*.............................      1.21%(e)       1.14%        0.96%(e)
Portfolio turnover**.................         4%            17%          86%

/\  Formerly Institutional Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Limited Term U.S. Government Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Municipal Bond Fund                                                July 31, 2000
                                           (Amounts in thousands, except shares)

 Municipal Bonds (97.0%)

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------

Alabama (44.7%)
Alabama State Agriculture & Mechanical University Revenue,
 4.55%, 11/1/09, Callable 5/1/08 @ 102, MBIA................ $   2,245 $  2,163
Alabama State Agriculture & Mechanical University Revenue,
 4.65%, 11/1/10, Callable 5/1/08 @ 102, MBIA................     2,355    2,272
Alabama State Agriculture & Mechanical University Revenue,
 6.50%, 11/1/25, Callable 11/1/05 @ 102, MBIA...............     2,035    2,243
Alabama State Corrections Institution, Series A, 4.90%,
 4/1/03, MBIA...............................................     3,060    3,088
Alabama State Judicial Building Authority, Judicial
 Facilties Project, 4.75%, 1/1/05, AMBAC....................     3,700    3,715
Alabama State Judicial Building Authority, Judicial
 Facilties Project, 4.85%, 1/1/06, AMBAC....................     3,880    3,908
Alabama State Mental Health Finance Authority, Special Tax,
 4.88%, 5/1/03, MBIA........................................     2,000    2,017
Alabama State Public School & College Authority, 4.75%,
 12/1/03, Callable 6/1/03 @ 103.............................     7,350    7,398
Alabama State Public School & College Authority, 5.00%,
 12/1/05, Callable 6/1/03 @ 103.............................     3,390    3,446
Alabama State Public School & College Authority Revenue,
 Series A, 4.38%, 8/1/04....................................    10,000    9,891
Alabama State Public School & College Authority, Capital
 Improvement, 4.75%, 11/1/06, Callable 11/1/05 @ 101........     5,000    5,014
Alabama State Water Pollution Control Authority, Revolving
 Fund, Series B, 5.25%, 8/15/08, Callable 8/15/06 @ 100.....     1,095    1,117
Alabama State Water Pollution Control Authority, Revolving
 Fund, Series B, 5.38%, 8/15/10, Callable 8/15/06 @ 100.....       860      878
Alabama State Water Pollution Control Authority, Revolving
 Fund, Series B, 5.40%, 8/15/11, Callable 8/15/06 @ 100.....     1,840    1,871
Alabama State Water Pollution Control Authority, Revolving
 Fund, Series B, 5.50%, 8/15/16, Callable 8/15/06 @ 100.....     3,890    3,891
Alabama State, Series A, GO, 4.60%, 10/1/05.................     3,500    3,495
Auburn University, University Revenues, General Fee, 5.25%,
 6/1/06, Callable 6/1/03 @ 102, MBIA........................     1,000    1,024
Birmingham, Capital Improvement, Series B, GO, 4.80%,
 10/1/08, Callable 4/1/07 @ 102.............................     1,040    1,040

 Municipal Bonds, continued

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------

Alabama, continued
Birmingham, Capital Improvements, Series A, GO, 4.75%,
 10/1/10, Callable 4/1/08 @ 102............................  $   1,340 $  1,316
Birmingham, Capital Improvements, Series A, GO, 4.85%,
 10/1/11, Callable 4/1/08 @ 102............................      1,430    1,399
Birmingham, GO, 4.90%, 7/1/06..............................      1,500    1,516
Birmingham, Industrial Water Board, Industrial Water
 Supply, 5.50%, 3/1/06, Prerefunded 3/1/05 @ 100...........      1,300    1,345
Birmingham, Industrial Water Board, Industrial Water
 Supply, 6.20%, 7/1/08, Prerefunded 1/1/07 @ 100...........      3,465    3,603
Birmingham, Industrial Water Board, Industrial Water
 Supply, ETM, 5.30%, 3/1/04, Callable 3/1/03 @ 102.........      1,100    1,125
Birmingham, Industrial Water Board, Industrial Water
 Supply, ETM, 5.40%, 3/1/05, Callable 3/1/03 @ 102.........      1,000    1,030
Birmingham, Special Care Facilities Funding Authority,
 Series D, 4.95%, 11/1/14, Prerefunded 11/1/07 @ 100.......      3,045    3,055
Birmingham, Waterworks & Sewer Board, Water & Sewer
 Revenue, 5.90%, 1/1/03, Callable 1/1/02 @ 102.............      1,375    1,429
Clark & Mobile County, Gas District, 5.60%, 12/1/17,
 Callable 12/1/06 @ 102, MBIA..............................      1,045    1,051
Daphne Special Care Facilities Financing Authority,
 Presbyterian Retirement Corp., 7.30%, 8/15/18, Prerefunded
 8/15/01 @ 100.............................................      9,500    9,761
Dothan, GO, 5.05%, 9/1/09, FSA.............................        905      918
Dothan, GO, 5.10%, 9/1/10, Callable 9/1/09 @ 101, FSA......      1,515    1,536
Florence Water, Series B, 4.70%, 12/1/13, Callable 12/1/08
 @ 102, FSA................................................      1,025      953
Florence, Warrants, Series A, GO, 4.65%, 9/1/03, MBIA......      2,845    2,854
Florence, Warrants, Series A, GO, 4.35%, 12/1/07, FSA......        390      376
Florence, Warrants, Series A, GO, 4.40%, 12/1/08...........        405      389
Florence, Warrants, Series A, GO, 4.50%, 12/1/09...........        425      408
Florence, Warrants, Series A, GO, 4.60%, 12/1/10, Callable
 12/1/08 @ 102.............................................        445      428
Florence, Warrants, Series B, GO, 4.35%, 12/1/07, FSA......        790      762
Florence, Warrants, Series B, GO, 4.40%, 12/1/08, FSA......        825      792
Florence, Warrants, Series B, GO, 4.50%, 12/1/09, Callable
 12/1/08 @ 102, FSA........................................        865      831
Florence, Warrants, Series B, GO, 4.60%, 12/1/10, Callable
 12/1/08 @ 102, FSA........................................        900      866

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Municipal Bond Fund                                                July 31, 2000
                                           (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                              Shares or
                                                              Principal  Market
                                                               Amount    Value
                                                              --------- --------

Alabama, continued
Gadsden, East Alabama Medical Clinic Board, Baptist Hospital
 of Gadsden, Inc., Series A, 7.80%, 11/1/21, Prerefunded
 11/1/01 @ 102..............................................  $   4,700 $  4,973
Hoover, Warrants, GO, 4.50%, 3/1/13, Prerefunded 3/1/03 @
 100........................................................      5,450    4,934
Huntsville, Series A, GO, 4.75%, 11/1/18, Callable 11/1/08 @
 101........................................................      1,445    1,282
Huntsville Electric, 4.60%, 12/1/09, Callable 12/1/07 @
 102........................................................        550      533
Huntsville Electric, 4.70%, 12/1/10, Callable 12/1/07 @
 102........................................................        660      641
Huntsville Electric, 4.80%, 12/1/11, Callable 12/1/07 @
 102........................................................        680      659
Huntsville, Warrants, Series B, GO, 4.00%, 11/1/05..........      3,120    2,974
Huntsville, Warrants, Series B, GO, 4.00%, 11/1/06..........      3,245    3,057
Huntsville, Warrants, Series B, GO, 4.10%, 11/1/07..........      3,380    3,181
Huntsville, Water System, Warrants, 5.00%, 5/1/02, AMBAC....      2,000    2,019
Jefferson County Board of Education, Capital Outlay, 5.40%,
 2/15/10, Callable 2/15/03 @ 102, AMBAC.....................      1,000    1,039
Jefferson County, GO, 5.30%, 4/1/09, Prerefunded 4/1/03 @
 102........................................................      4,000    4,057
Jefferson County, Sewer Revenue Warrants, 5.40%, 9/1/04,
 Prerefunded 3/1/03 @ 102, MBIA.............................      2,400    2,504
Jefferson County, Warrants, GO, 5.00%, 4/1/04, Callable
 4/1/03 @ 102...............................................      5,000    5,056
Jefferson County, Warrants, GO, 5.10%, 2/15/10, FSA.........      1,000    1,009
Mobile County, Series A, GO, 5.00%, 2/1/04, Callable 2/1/03
 @ 102......................................................      1,350    1,366
Mobile County, Warrants, Series A, Limited GO, 5.00%,
 2/1/04, Callable 2/1/03 @ 102..............................      1,000    1,012
Mobile County, Warrants, Series A, Limited GO, 5.10%,
 2/1/05, Callable 2/1/03 @ 102..............................      5,000    5,083
Mobile, Warrants, GO, 6.50%, 2/15/05, AMBAC.................      1,630    1,751
Mobile, Warrants, GO, 6.50%, 2/15/06, AMBAC.................      1,685    1,830
Mobile, Warrants, GO, 4.85%, 2/15/09........................      2,475    2,417
Mobile, Water & Sewer Commissioners, Water & Sewer Revenue,
 5.00%, 1/1/05, FGIC........................................      3,250    3,295
Montgomery County, Warrants, GO, 5.00%, 11/1/04, Callable
 11/1/04 @ 102..............................................      1,500    1,523
Montgomery, Warrants, Series A, GO, 5.00%, 5/1/05, Callable
 5/1/03 @ 102...............................................      1,040    1,054
Montgomery, Warrants, Series A, GO, 5.00%, 5/1/06, Callable
 5/1/03 @ 102...............................................      1,000    1,011

 Municipal Bonds, continued

                                                            Shares or
                                                            Principal  Market
                                                             Amount    Value
                                                            --------- --------

Alabama, continued
Montgomery, Waterworks & Sanitary Sewer Board, 5.50%,
 9/1/08, Callable 9/1/06 @ 101, MBIA....................... $   3,000 $  3,126
Montgomery, Waterworks & Sanitary Sewer Board, Series B,
 5.70%, 9/1/02.............................................     1,000    1,023
Montgomery, Waterworks & Sanitary Sewer Board, Series B,
 6.25%, 9/1/08, Callable 9/1/02 @ 102......................     2,500    2,617
Montgomery, Waterworks & Sanitary Sewer Board, Series B,
 6.30%, 9/1/10, Callable 9/1/02 @ 102......................     3,565    3,736
Shelby County, Warrants, Board of Education, Capital
 Outlay, 4.80%, 2/1/10, Callable 2/1/09 @ 101, AMBAC.......     1,005      994
Shelby County, Warrants, Series A, 5.60%, 8/1/02, AMBAC....     1,990    2,034
Shelby County, Warrants, Series A, 5.70%, 2/1/03, AMBAC....     1,830    1,880
Talladega County, Industrial Development Board, Cyprus 1
 Project, 9.75%, 12/1/13...................................       335      336
University Alabama General Fee, 4.60%, 6/1/09, Callable
 6/1/07 @ 102, MBIA........................................     1,200    1,169
University Alabama General Fee, 4.70%, 6/1/10, Callable
 6/1/07 @ 102, MBIA........................................     1,300    1,269
University Alabama General Fee, 4.75%, 6/1/11, Callable
 6/1/07 @ 102, MBIA........................................     1,500    1,451
University of South Alabama, University Revenues, Tuition,
 4.70%, 11/15/08, Callable 5/15/06 @ 102, AMBAC............     2,185    2,167
                                                                      --------
                                                                       176,276
                                                                      --------
Arizona (0.3%)
Pima County, School District No. 16, Catalina Foothills,
 GO, 5.75%, 7/1/06.........................................     1,200    1,268
                                                                      --------
Arkansas (0.2%)
Arkansas State Capital Appreciation, College Savings,
 Series C, GO, 0.00%, 6/1/11...............................     1,400      803
                                                                      --------
California (1.9%)
California State, GO, 7.00%, 10/1/09.......................     1,285    1,516
Franklin-McKinley School District Refunding Bond, GO,
 6.00%, 7/1/16, FSA........................................     1,000    1,100
San Mateo County, Transit District Sales Tax Revenue,
 Series A, 5.25%, 6/1/16, Callable 6/1/09 @ 101, FSA.......     4,765    4,771
                                                                      --------
                                                                         7,387
                                                                      --------
Colorado (0.6%)
Jefferson County School District, GO, 6.25%, 12/15/08,
 MBIA......................................................     2,320    2,554
                                                                      --------
Florida (7.1%)
Dade County, Series DD, GO, 7.70%, 10/1/12, AMBAC..........     1,000    1,236
Dade County, Series DD, GO, 7.70%, 10/1/08, AMBAC..........     1,760    2,102

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Municipal Bond Fund                                                July 31, 2000
                                           (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                              Shares or
                                                              Principal  Market
                                                               Amount    Value
                                                              --------- --------

Florida, continued
Florida State Board of Education, Capital Outlay, Series A,
 GO, 5.00%, 6/1/08..........................................  $   6,500 $  6,603
Jacksonville, District Water & Sewer Revenue, 5.00%,
 10/1/20, MBIA..............................................      9,550    9,699
Reedy Creek, Improvement District, Series 1, 5.50%, 10/1/08,
 Callable 10/1/07 @ 101, AMBAC..............................      8,070    8,489
                                                                        --------
                                                                          28,129
                                                                        --------
Georgia (1.1%)
Georgia State, Series A, GO, 6.10%, 2/1/03, Callable 2/1/01
 @ 102......................................................      1,000    1,028
Georgia State, Series B, GO, 7.20%, 3/1/06..................      1,500    1,686
Savannah Hospital Authority Revenue, St. Josephs Hospital
 Project, 6.20%, 7/1/23, Prerefunded 7/1/03 @ 102...........      1,500    1,591
                                                                        --------
                                                                           4,305
                                                                        --------
Hawaii (1.0%)
Hawaii State, GO, 5.50%, 3/1/16, Prerefunded 3/1/07 @ 102,
 FGIC.......................................................      3,625    3,831
                                                                        --------
Illinois (0.8%)
Chicago, Metropolitan Water Reclamation District, Greater
 Chicago Capital Improvements, GO, 6.90%, 1/1/07............      1,830    2,042
Will County Forest Preservation District, Series B, GO,
 0.00%, 12/1/18, FGIC.......................................      3,000    1,048
                                                                        --------
                                                                           3,090
                                                                        --------
Kentucky (0.5%)
Carrollton & Henderson, Public Energy Authority Gas Revenue,
 Series A, 5.00%, 1/1/09, FSA...............................      2,000    1,860
                                                                        --------
Louisiana (0.3%)
Louisiana Local Government Environmental Facilities,
 Community Development Authority Revenue, Capital Projects &
 Equipment Acquisition, 5.25%, 12/1/18, AMBAC...............      1,085    1,054
                                                                        --------
Michigan (1.8%)
Municipal Bond Authority Revenue, 5.00%, 12/1/05............      7,000    7,119
                                                                        --------
Minnesota (0.6%)
Centennial Independent School District, No. 12, Series A,
 GO, 5.60%, 2/1/07, MBIA....................................      2,175    2,282
                                                                        --------
Mississippi (2.0%)
Jackson Water & Sewer System Revenue, 5.13%, 9/1/14, FGIC...      1,430    1,395
Medical Center Educational Building Corp., Mississippi
 Revenue, University of Mississippi Medical Center Project,
 5.90%, 12/1/23, Prerefunded 12/1/04 @ 102, MBIA............      2,075    2,215

 Municipal Bonds, continued

                                                             Shares or
                                                             Principal  Market
                                                              Amount    Value
                                                             --------- --------

Mississippi, continued
Mississippi State, Series B, GO, 5.90%, 11/15/09...........  $   1,000 $  1,077
Mississippi State Highway Revenue, Series 39, 5.25%,
 6/1/07....................................................      1,000    1,030
Mississippi State, Capital Improvements, Series A, GO,
 5.20%, 8/1/11, Callable 8/1/03 @ 100......................      2,000    2,008
                                                                       --------
                                                                          7,725
                                                                       --------
Missouri (0.1%)
Missouri State, Water Pollution, Series B, GO, 5.00%,
 8/1/07, Callable 8/1/03 @ 102.............................        560      569
                                                                       --------
New Jersey (0.4%)
New Jersey Health Care Facilities Funding Authority
 Revenue, Cathedral Health Services, 5.50%, 2/1/11, MBIA...      1,605    1,656
                                                                       --------
New York (0.7%)
Hempstead Town, GO, 5.00%, 2/15/09, Callable 2/15/06 @
 102.......................................................      1,150    1,164
Municipal Assistance Corp. for New York City, GO, 6.00%,
 7/1/05....................................................      1,500    1,592
                                                                       --------
                                                                          2,756
                                                                       --------
North Carolina (1.9%)
Durham, Water & Sewer Revenue, 4.60%, 6/1/05...............        355      355
Durham, Water & Sewer Revenue, 4.60%, 6/1/06...............        675      672
Durham, Water & Sewer Revenue, 4.60%, 6/1/07...............        555      550
Durham, Water & Sewer Revenue, 4.60%, 6/1/08...............        765      753
North Carolina State, Series A, GO, 4.75%, 4/1/09, Callable
 4/1/08 @ 100.5............................................      5,000    5,012
                                                                       --------
                                                                          7,342
                                                                       --------
Ohio (2.5%)
Ohio State Higher Education, Series A, GO, 5.20%, 2/1/10...      9,700    9,952
                                                                       --------
Oklahoma (0.4%)
Moore Oklahoma Refunding, GO, 5.75%, 4/1/12, MBIA..........      1,530    1,597
                                                                       --------
Oregon (1.9%)
Salem, GO, 4.45%, 12/1/10, Callable 6/1/09 @ 100, FSA......      2,365    2,247
Washington County, Criminal Justice Facilities, GO, 5.00%,
 12/1/09, Callable 12/1/07 @ 100...........................      5,285    5,354
                                                                       --------
                                                                          7,601
                                                                       --------
Pennsylvania (0.4%)
Bethlehem Area School District, GO, 6.00%, 3/1/16,
 Prerefunded 3/1/06 @ 100, State Aid Withholding, MBIA.....      1,500    1,594
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Municipal Bond Fund                                                July 31, 2000
                                           (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                            Shares or
                                                            Principal  Market
                                                             Amount    Value
                                                            --------- --------

Rhode Island (1.1%)
Rhode Island Port Authority & Economic Development Corp.
 Revenue, Shepard Building Project, Series B, 6.75%,
 6/1/25, Prerefunded 6/1/04 @ 102, AMBAC................... $   1,000 $  1,092
Rhode Island State, Series A, GO, 5.75%, 9/1/13, Callable
 9/1/09 @ 101, FGIC........................................     3,065    3,211
                                                                      --------
                                                                         4,303
                                                                      --------
South Carolina (2.3%)
Beaufort County School District, Series B, GO, 4.10%,
 2/1/09, Callable 2/1/07 @ 101, SCSDE......................     5,525    5,111
Beaufort County School District, Series B, GO, 4.90%,
 3/1/09, Callable 3/1/05 @ 101.............................     4,125    4,154
                                                                      --------
                                                                         9,265
                                                                      --------
Tennessee (3.1%)
Jackson, Improvements, 5.00%, 3/1/10, Prerefunded 3/1/05 @
 102.......................................................     2,000    2,011
Johnson City, 4.35%, 6/1/07, GO, FGIC......................     1,000      968
Metropolitan Government, Nashville & Davidson County,
 Industrial Development Board Revenue, Multi-Family
 Housing, Arbor, Series C, 7.50%, 11/15/12, Prerefunded
 5/15/12 @ 100.............................................     1,000    1,208
Metropolitan Government, Nashville & Davidson County
 Industrial Development Board Revenue, Multi-Family
 Housing, Arbor, Series B, 7.50%, 11/15/10, Prerefunded
 5/15/10 @ 100.............................................     1,000    1,191
Tennessee State, Series B, GO, 5.00%, 5/1/15, Callable
 5/1/08 @ 100..............................................     1,500    1,455
Tennessee State, Series B, GO, 4.60%, 5/1/07, Callable
 5/1/06 @ 100..............................................     5,495    5,468
                                                                      --------
                                                                        12,301
                                                                      --------
Texas (8.8%)
Cypress-Fairbanks Independent School District, Series A,
 GO, 6.13%, 8/1/10, Prerefunded 8/1/03 @ 100, PSF-GTD......     2,830    2,954
Dallas County, Series A, GO, 5.25%,........................     3,000    3,077
El Paso, Series A, GO, 6.10%, 8/15/03, Callable 8/15/02 @
 100, FGIC.................................................     1,000    1,029
Harris County, Housing Financial Corp., Multi-Family
 Housing Revenue, Breton Mill Partners, 7.00%, 3/1/07,
 Prerefunded 2/15/07 @ 100.................................     1,000    1,125
Katy Independent School District, Series A, GO, 4.50%,
 2/15/20, Callable 2/15/08 @ 100, PSF-GTD..................     3,600    3,040
Lubbock Health Facilities Development Corp., Hospital
 Revenue, Methodist Hopsital, Series B, 6.75%, 12/1/10.....     1,000    1,140
Mesquite Independent School District, Series A, GO, 4.70%,
 8/15/08, Callable 8/15/07 @ 100...........................     4,000    3,963

 Municipal Bonds, continued

                                                              Shares or
                                                              Principal  Market
                                                               Amount    Value
                                                              --------- --------

Texas, continued
North Central Texas Health Facilities Development Corp.,
 Baylor Health Care System, 6.25%, 5/15/10..................  $   1,600 $  1,712
Richardson Independent School District, Series C, 4.75%,
 2/15/22, Callable 2/15/08 @ 100, PSF-GTD...................      1,000      875
San Antonio, Series A, GO, 4.75%, 2/1/19, Callable 2/1/09 @
 100........................................................      1,590    1,400
Texas State, Series B, GO, 5.25%, 10/1/08, Callable 10/1/03
 @ 100......................................................      5,000    5,058
University of Texas, 4.60%, 7/1/08, Callable 7/1/06 @ 100...      3,575    3,516
University of Texas, Series B, 4.25%, 8/15/09, Callable
 8/15/07 @ 100..............................................      5,455    5,079
Whitehouse Texas Independent School District, GO, 4.80%,
 2/15/12, Callable 2/15/08 @ 100............................      1,000      954
                                                                        --------
                                                                          34,922
                                                                        --------
Utah (4.8%)
Davis County, School District, GO, 4.38%, 6/1/08, School
 Board Guaranty.............................................      4,805    4,624
Jordan School District, GO, 4.80%, 6/15/08, Callable 6/15/07
 @ 100......................................................      3,810    3,815
Utah State, Series F, GO, 5.00%, 7/1/09, Callable 7/1/07 @
 100........................................................      5,200    5,253
Utah State, Series F, GO, 5.00%, 7/1/09, Callable 7/1/07 @
 100........................................................      5,000    5,226
                                                                        --------
                                                                          18,918
                                                                        --------
Virginia (2.7%)
Virginia College Building Authority, Series A, 5.00%,
 9/1/12, Callable 9/1/07 @ 101..............................      2,000    1,990
Virginia State, GO, 5.00%, 6/1/08, Callable 6/1/07 @ 100....      5,000    5,088
Virginia State, Public School Authority, Series S, 5.25%,
 8/1/09.....................................................      3,500    3,615
                                                                        --------
                                                                          10,693
                                                                        --------
Washington (2.0%)
King County Public Hospital District No. 002, GO, 5.25%,
 12/1/13, MBIA..............................................      1,095    1,088
Washington State, GO, 5.75%, 9/1/08.........................      6,500    6,903
                                                                        --------
                                                                           7,991
                                                                        --------
West Virginia (0.3%)
Raleigh Fayette & Nicholas Counties, 6.20%, 8/1/04..........      1,000    1,059
                                                                        --------
Wisconsin (0.7%)
Wisconsin State Health & Educational Facilities Authority
 Revenue, Wheaton Franciscan Services, Inc., 6.10%, 8/15/09,
 MBIA.......................................................      2,420    2,605
                                                                        --------
TOTAL MUNICIPAL BONDS.......................................             382,807
                                                                        --------


                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Municipal Bond Fund                                                July 31, 2000
                                           (Amounts in thousands, except shares)

 Investment Companies (1.5%)

                                                            Shares or
                                                            Principal   Market
                                                              Amount    Value
                                                            ---------- --------

Federated Tax-Free Fund....................................      4,641 $      5
Goldman Sachs Tax-Free Fund................................  6,057,979    6,058
                                                                       --------
TOTAL INVESTMENT COMPANIES.................................               6,063
                                                                       --------
TOTAL INVESTMENTS
 (Cost $388,677) (a) -- (98.5%)............................             388,870
Other assets in excess of liabilities -- (1.5%)............               6,046
                                                                       --------
TOTAL NET ASSETS -- (100.0%)...............................            $394,916
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation............................................. $ 4,620
   Unrealized depreciation.............................................  (4,427)
                                                                        -------
   Net unrealized appreciation......................................... $   193
                                                                        =======

AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
PSF-GTD -- Permanent School Fund Guarantee
SCSDE -- South Carolina School District Enhancement


                       See notes to financial statements

AMSOUTH FUNDS
Municipal Bond Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $388,677)............................     $388,870
Interest and dividends receivable................................        6,182
Receivable for capital shares issued.............................            2
Prepaid expenses and other assets................................            8
                                                                      --------
 Total Assets....................................................      395,062
Liabilities:
Accrued expenses and other payables:
 Investment advisory fees........................................ $52
 Administration fees.............................................  10
 Distribution fees...............................................  35
 Custodian fees..................................................   9
 Other...........................................................  40
                                                                  ---
 Total Liabilities...............................................          146
                                                                      --------
Net Assets:
Capital..........................................................      394,482
Undistributed (distributions in excess of) net investment
 income..........................................................          603
Undistributed (distributions in excess of) net realized gains....         (362)
Net unrealized appreciation (depreciation) from investments......          193
                                                                      --------
Net Assets.......................................................     $394,916
                                                                      ========
Class A Shares (a)...............................................
 Net Assets......................................................     $  6,516
 Shares outstanding..............................................          667
 Redemption price per share......................................     $   9.76
                                                                      ========
Class A Shares -- Maximum Sales Charge...........................         4.00%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent).......     $  10.17
                                                                      ========
Class B Shares
 Net Assets......................................................     $    889
 Shares outstanding..............................................           91
 Offering price per share*.......................................     $   9.75
                                                                      ========
Trust Shares (b).................................................
 Net Assets......................................................     $387,511
 Shares outstanding..............................................       39,671
 Offering and redemption price per share.........................     $   9.77
                                                                      ========

* Redemption price per share varies by length of time shares are held.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Interest income...............................................        $17,304
Dividend income...............................................            308
                                                                      -------
 Total Investment Income......................................         17,612
Expenses:
Investment advisory fees...................................... $2,322
Administration fees...........................................    715
Distribution fees -- Class B Shares...........................      4
Shareholder servicing fees -- Class A Shares (a)..............     11
Shareholder servicing fees -- Trust Shares (b)................    222
Custodian fees................................................     75
Accounting fees...............................................     94
Transfer agent fees...........................................    113
Trustee fees and expenses.....................................     14
Other fees....................................................     89
                                                               ------
 Total expenses before voluntary fee reductions...............          3,659
 Expenses voluntarily reduced.................................         (1,227)
                                                                      -------
 Net expenses.................................................          2,432
                                                                      -------
Net Investment Income.........................................         15,180
                                                                      -------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions......            (26)
Net change in unrealized appreciation (depreciation) from
 investments..................................................             12
                                                                      -------
Net realized/unrealized gains (losses) from investments.......            (14)
                                                                      -------
Change in net assets resulting from operations................        $15,166
                                                                      =======

                       See notes to financial statements

AMSOUTH FUNDS
Municipal Bond Fund

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2000       1999
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $ 15,180   $ 13,414
 Net realized gains (losses) from investment
  transactions...........................................       (26)     2,189
 Net change in unrealized appreciation (depreciation)
  from investments.......................................        12     (7,994)
                                                           --------   --------
Change in net assets resulting from operations...........    15,166      7,609
                                                           --------   --------
Distributions to Class A Shareholders (a):
 From net investment income..............................      (169)       (88)
 From net realized gains on investment transactions......       (15)       (21)
Distributions to Class B Shareholders:
 From net investment income..............................       (13)        --
 From net realized gains on investment transactions......        (1)        --
Distributions to Trust Shareholders (b):
 From net investment income..............................   (14,994)   (12,760)
 From net realized gains on investment transactions......    (1,647)    (3,342)
                                                           --------   --------
Change in net assets from shareholder distributions......   (16,839)   (16,211)
                                                           --------   --------
Change in net assets from capital transactions...........    72,586      3,452
                                                           --------   --------
Change in net assets.....................................    70,913     (5,150)
Net Assets:
 Beginning of period.....................................   324,003    329,153
                                                           --------   --------
 End of period...........................................  $394,916   $324,003
                                                           ========   ========

---------
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Municipal Bond Fund

 Financial Highlights, Class A Shares/\

                                Year Ended Year Ended Year Ended Period Ended
                                 July 31,   July 31,   July 31,    July 31,
                                   2000       1999     1998 (a)    1997 (b)
                                ---------- ---------- ---------- ------------
Net Asset Value, Beginning of
 Period........................   $ 9.87     $10.13     $10.15     $  10.00
                                  ------     ------     ------     --------
Investment Activities..........
 Net investment income (loss)..     0.40       0.41       0.86         0.04
 Net realized and unrealized
  gains (losses) from
  investments..................    (0.06)     (0.17)     (0.43)        0.15
                                  ------     ------     ------     --------
 Total from Investment
  Activities...................     0.34       0.24       0.43         0.19
                                  ------     ------     ------     --------
Distributions..................
 Net investment income.........    (0.40)     (0.39)     (0.42)       (0.04)
 Net realized gains from
  investment transactions......    (0.05)     (0.11)     (0.03)          --
                                  ------     ------     ------     --------
 Total Distributions...........    (0.45)     (0.50)     (0.45)       (0.04)
                                  ------     ------     ------     --------
Net change in asset value......    (0.11)     (0.26)     (0.02)        0.15
                                  ------     ------     ------     --------
Net Asset Value, End of
 Period........................   $ 9.76     $ 9.87     $10.13     $  10.15
                                  ======     ======     ======     ========
Total Return (excludes sales
 charge).......................     3.62%      2.31%      4.30%        1.86%(c)

Ratios/Supplemental Data:
Net Assets at end of period
 (000).........................   $6,516     $2,694     $2,689     $337,933
Ratio of expenses to average
 net assets....................     0.82%      0.71%      0.62%        0.71%(d)
Ratio of net investment income
 to average net assets.........     4.12%      4.01%      4.26%        4.31%(d)
Ratio of expenses to average
 net assets*...................     1.20%      1.20%      0.92%        1.04%(d)
Portfolio turnover**...........        9%        21%        29%           2%

/\   Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from July 1, 1997 (commencement of operations) through July 31, 1997.
(c)  Not annualized.
(d)  Annualized.

 Financial Highlights, Class B Shares

                                                      Year Ended Period Ended
                                                       July 31,    July 31,
                                                         2000      1999 (a)
                                                      ---------- ------------
Net Asset Value, Beginning of Period.................   $ 9.87      $10.28
                                                        ------      ------
Investment Activities................................
 Net investment income (loss)........................     0.31        0.14
 Net realized and unrealized gains (losses) from
  investments........................................    (0.05)      (0.41)
                                                        ------      ------
 Total from Investment Activities....................     0.26       (0.27)
                                                        ------      ------
Distributions........................................
 Net investment income...............................    (0.33)      (0.14)
 Net realized gains from investment transactions.....    (0.05)         --
                                                        ------      ------
 Total Distributions.................................    (0.38)      (0.14)
                                                        ------      ------
Net change in asset value............................    (0.12)      (0.41)
                                                        ------      ------
Net Asset Value, End of Period.......................   $ 9.75      $ 9.87
                                                        ======      ======
Total Return (excludes redemption charge)............     2.75%      (2.60)%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)....................   $  889      $   16
Ratio of expenses to average net assets..............     1.64%       1.60%(c)
Ratio of net investment income to average net
 assets..............................................     3.30%       3.17%(c)
Ratio of expenses to average net assets*.............     1.96%       1.87%(c)
Portfolio turnover**.................................        9%         21%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 3, 1999 (commencement of operations) through July 31, 1999.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Municipal Bond Fund

 Financial Highlights, Trust Shares/\

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                               2000       1999      1998 (a)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period......   $   9.87   $  10.14    $  10.04
                                             --------   --------    --------
Investment Activities.....................
 Net investment income (loss).............       0.41       0.42        0.39
 Net realized and unrealized gains
  (losses) from investments...............      (0.05)     (0.18)       0.14
                                             --------   --------    --------
 Total from Investment Activities.........       0.36       0.24        0.53
                                             --------   --------    --------
Distributions.............................
 Net investment income....................      (0.41)     (0.40)      (0.40)
 Net realized gains from investment
  transactions............................      (0.05)     (0.11)      (0.03)
                                             --------   --------    --------
 Total Distributions......................      (0.46)     (0.51)      (0.43)
                                             --------   --------    --------
Net change in asset value.................      (0.10)     (0.27)       0.10
                                             --------   --------    --------
Net Asset Value, End of Period............   $   9.77   $   9.87    $  10.14
                                             ========   ========    ========
Total Return..............................       3.85%      2.30%       4.49%(b)


Ratios/Supplemental Data:
Net Assets at end of period (000).........   $387,511   $321,293    $326,464
Ratio of expenses to average net assets...       0.68%      0.61%       0.64%(c)
Ratio of net investment income to average
 net assets...............................       4.25%      4.11%       4.23%(c)
Ratio of expenses to average net assets*..       1.02%      0.95%       0.97%(c)
Portfolio turnover**......................          9%        21%         29%

/\   Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Municipal Bond Fund Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.27%.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Florida Tax-Exempt Fund                                            July 31, 2000
                                           (Amounts in thousands, except shares)

 Municipal Bonds (97.1%)

                                                              Shares or
                                                              Principal Market
                                                               Amount    Value
                                                              --------- -------

Florida (97.1%)
Altamonte Springs, Health Facilities Authority, Hospital
 Revenue, ETM, 5.60%, 10/1/10...............................  $     545 $   576
Broward County Gas Tax Revenue, 5.25%, 9/1/09...............        500     517
Broward County School District, GO, 5.60%, 2/15/07, Callable
 2/15/03 @ 102..............................................      1,500   1,556
Broward County School District, GO, 6.00%, 2/15/07, Callable
 2/15/02 @ 102..............................................      2,000   2,076
Clearwater Utility Revenue, ETM, 6.10%, 12/1/07.............        700     762
Dade County School Board, Certificates of Participation,
 Series C, 5.25%, 8/1/06, FSA...............................      1,500   1,545
Dade County School District, 5.75%, 8/1/03, AMBAC...........      1,000   1,035
Dade County School District, GO, 6.00%, 7/15/06.............      1,000   1,070
Dade County School District, GO, 5.00%, 2/15/14, Callable
 2/15/07 @ 101, MBIA........................................      1,000     975
Dade County, Aviation Authority, Series 1994 B, 6.25%,
 10/1/04, AMBAC.............................................      1,000   1,063
Dade County, Public Services, Tax Revenue, 5.00%, 10/1/12,
 Callable 10/1/09 @ 101, FSA................................      1,115   1,109
Escambia County, Utility Authority, Utility System Revenue,
 5.00%, 1/1/08, FGIC........................................      1,000   1,016
Florida Housing Finance Agency, Homeowner Mortgages, Series
 1995 A-1, 5.65%, 1/1/09, Callable 1/1/06 @ 102.............        705     729
Florida State Board of Education, GO, 5.00%, 6/1/10,
 Callable 6/1/05 @ 101......................................      1,000   1,006
Florida State Board of Education, Lottery Revenue, Series B,
 5.25%, 7/1/09, Callable 7/1/08 @ 101, FGIC.................      1,000   1,033
Florida State Board of Education, Series A, GO, 5.00%,
 1/1/15, Callable 1/1/08 @ 101..............................      1,000     965
Florida State Board of Education, Series B, GO, 5.38%,
 6/1/08, Callable 6/1/07 @ 101..............................      2,000   2,080
Florida State Board of Education, Series E, GO, 5.10%,
 6/1/13, Callable 6/1/03 @ 101..............................      1,000     990
Florida State Department of Transportation, Right of Way,
 Series B, GO, 5.50%, 7/1/08, Callable 7/1/07 @ 101.........      3,310   3,478
Florida State Division of Bond Finance, Department of
 General Services, Preservation 2000, Series A, 5.50%,
 7/1/08, FSA................................................      1,000   1,050
Florida State Division of Bond Finance, Department of
 General Services, Preservation 2000, Series A, 5.70%,
 7/1/09, Callable 7/1/05 @ 101, AMBAC.......................      1,000   1,047

 Municipal Bonds, continued

                                                              Shares or
                                                              Principal Market
                                                               Amount    Value
                                                              --------- -------

Florida, continued
Florida State Division of Bond Finance, Department of
 General Services, Preservation 2000, Series A, 5.00%,
 7/1/12, Callable 7/1/07 @ 101, AMBAC.......................  $   1,000 $ 1,002
Florida State Division of Bond Finance, Department of
 General Services, Series B, 5.50%, 7/1/05, AMBAC...........      2,000   2,080
Florida State Division of Bond Finance, Department of
 Natural Resources, Preservation 2000, Series A, 5.40%,
 7/1/07, Callable 7/1/03 @ 101, FSA.........................      1,000   1,026
Florida State Division of Bond Finance, Department of
 Natural Resources, Save Our Coast, 6.30%, 7/1/04, Callable
 7/1/01 @ 101, MBIA.........................................      1,000   1,028
Florida State Turnpike Authority, Turnpike Revenue, Series
 A, 5.50%, 7/1/11, Callable 7/1/05 @ 101, FGIC..............      1,000   1,025
Florida State, GO, Senior Lien, Jacksonville Transportation,
 6.25%, 7/1/06..............................................        890     964
Florida State, GO, Senior Lien, Jacksonville Transportation,
 5.00%, 7/1/11, Callable 7/1/09 @ 101, FSA..................      1,000   1,004
Florida State, GO, Senior Lien, Jacksonville Transportation,
 5.25%, 7/1/15, Callable 7/1/07 @ 101.......................      1,000     996
Ft. Lauderdale Park Improvement Project, GO, 5.50%, 7/1/17,
 Callable 1/1/04 @ 101......................................      1,250   1,255
Hillsborough County, Capital Improvement, County Center
 Project, Series B, 5.00%, 7/1/13, Callable 7/1/06 @ 102,
 MBIA.......................................................      1,000     981
Hillsborough County, Environmental Land, GO, 6.00%, 7/1/03*,
 Callable 7/1/02 @ 102, AMBAC-TCRS..........................        750     780
Hillsborough County, Solid Waste & Resource Recovery
 Revenue, 5.30%, 10/1/03, MBIA..............................      1,000   1,024
Jacksonville Electric Authority, St. John's River Issue 2,
 Series 16, 5.00%, 10/1/10, Callable 10/1/03 @ 101..........      1,000   1,003
Jacksonville Excise Tax Revenue, Series A, 5.50%, 10/1/05,
 FGIC.......................................................      1,010   1,052
Jacksonville Health Facilities Authority, Hospital Revenue,
 Series A, 5.50%, 8/15/06, MBIA.............................      1,000   1,038
Manatee County School Board, Certificates of Participation,
 7/1/09, Callable 7/1/06 @ 102, MBIA........................        500     536
Miami Beach, Water & Sewer Revenue, 5.38%, 9/1/08, Callable
 9/1/05 @ 102...............................................      1,000   1,036
Miami-Dade County Educational Facilities Authority Revenue,
 Series A, 5.75%, 4/1/13, Callable 4/1/10 @ 101, AMBAC......      1,060   1,116
Okeechobee Utility Authority, Utility System Revenue, 5.25%
 10/1/14, Callable 10/1/09 @ 101, FSA.......................      1,675   1,676

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Florida Tax-Exempt Fund                                            July 31, 2000
                                           (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                             Shares or
                                                             Principal Market
                                                              Amount    Value
                                                             --------- -------

Florida, continued
Orange County, Sales Tax Revenue, 4.80%, 1/1/17, Callable
 1/1/07 @ 101, FGIC......................................... $   1,000 $   922
Orange County, Tourist Development, Tax Revenue, 5.00%,
 10/1/08, AMBAC.............................................     1,500   1,528
Orlando Utilities Commission, Water & Electric Revenue,
 Series B, 5.10%, 10/1/11, Callable 10/1/06 @ 100...........     1,500   1,507
Palm Beach County, Criminal Justice Facilities, 5.38%,
 6/1/10, FGIC...............................................     1,000   1,040
Pasco County, Water & Sewer Revenue, Series A, 5.50%,
 10/1/03, Callable 10/1/02 @ 102, FGIC......................     1,000   1,029
Port of Palm Beach, 6.25%, 9/1/08, Callable 9/1/02 @ 102,
 MBIA.......................................................     1,000   1,050
Reedy Creek, Improvement District, Series A, GO, 5.60%,
 6/1/10, Callable 6/1/05 @ 100, MBIA........................     1,000   1,031
Seminole County, Local Option Gas Tax Revenue, 5.00%,
 10/1/02, FGIC..............................................     1,000   1,013
St. Johns River Management District, Land Acquisition,
 5.10%, 7/1/09, Callable 7/1/05 @ 100, FSA..................     1,000   1,011
St. Petersburg, Utility Tax Revenue, 5.85%, 6/1/02..........     1,000   1,022
Sunshine Skyway Revenue, 6.60%, 7/1/08*, Callable 7/1/01 @
 101........................................................     1,000   1,026
Tallahassee, Consolidated Utility System Revenue, 5.80%,
 10/1/08, Callable 10/1/03 @ 102............................     1,000   1,048
Tampa, Water & Sewer Revenue, 5.25%, 10/1/12, Callable
 10/1/05 @ 102, FGIC........................................       750     756
Tampa Sports Authority, Local Option Sales Tax Revenue,
 Stadium Project, 6.00%, 1/1/06, MBIA.......................     1,000   1,065
Tampa-Hillsborough County, Expressway, 5.00%, 7/1/10,
 Callable 7/1/07 @ 101......................................     1,000   1,009
Volusia County Sales Tax Revenue, 5.00%, 10/1/13, Callable
 10/1/08 @ 101, MBIA........................................     1,000     985
                                                                       -------
                                                                        63,342
                                                                       -------
TOTAL MUNICIPAL BONDS.......................................            63,342
                                                                       -------

 Investment Companies (4.2%)

                                                             Shares or
                                                             Principal  Market
                                                               Amount    Value
                                                             ---------- -------

AmSouth Tax-Exempt Money Market Fund........................    860,613 $   861
Dreyfus Florida Money Market Fund...........................  1,876,216   1,876
                                                                        -------
TOTAL INVESTMENT COMPANIES..................................              2,737
                                                                        -------
TOTAL INVESTMENTS
 (Cost $66,104) (a) -- (101.3%).............................             66,079
Liabilities in excess of other assets -- (-1.3%)............               (818)
                                                                        -------
TOTAL NET ASSETS -- (100.0%)................................            $65,261
                                                                        =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation............................................... $ 723
  Unrealized depreciation...............................................  (748)
                                                                         -----
  Net unrealized depreciation........................................... $ (25)
                                                                         =====

 * Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.
AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
TCRS -- Transferable Custodial Receipts

                       See notes to financial statements

AMSOUTH FUNDS
Florida Tax-Exempt Fund (a)

 Statement of Assets and Liabilities

                                 (Amounts in thousands,except per share amounts)
                                                                   July 31, 2000

Assets:
Investments, at value (cost $66,104)...........................         $66,079
Interest and dividends receivable..............................             734
Prepaid expenses and other assets..............................               3
                                                                        -------
 Total Assets..................................................          66,816
Liabilities:
Payable for investments purchased..............................  $1,525
Accrued expenses and other payables:
 Investment advisory fees......................................       9
 Administration fees...........................................       1
 Distribution fees.............................................       6
 Custodian fees................................................       2
 Other.........................................................      12
                                                                 ------
 Total Liabilities.............................................           1,555
                                                                        -------
Net Assets:
Capital........................................................          65,606
Undistributed (distributions in excess of) net investment
 income........................................................              79
Undistributed (distributions in excess of) net realized gains..            (399)
Net unrealized appreciation (depreciation) from investments....             (25)
                                                                        -------
Net Assets.....................................................         $65,261
                                                                        =======
Class A Shares (b)
 Net Assets....................................................         $ 2,655
 Shares outstanding............................................             262
 Redemption price per share....................................         $ 10.16
                                                                        =======
Class A Shares -- Maximum Sales Charge.........................            4.00%
                                                                        -------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent).....         $ 10.58
                                                                        =======
Class B Shares
 Net Assets....................................................         $   729
 Shares outstanding............................................              72
 Offering price per share*.....................................         $ 10.15
                                                                        =======
Trust Shares (c)
 Net Assets....................................................         $61,877
 Shares outstanding............................................           6,087
 Offering and redemption price per share.......................         $ 10.16
                                                                        =======

---------
*  Redemption price per share varies by length of time shares are held.
(a)  Formerly AmSouth Florida Tax-Free Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.
 Statement of Operations

                                                          (Amounts in thousands)
                                                For the year ended July 31, 2000

Investment Income:
Interest income..................................................      $3,320
Dividend income..................................................          55
                                                                       ------
 Total Investment Income.........................................       3,375
Expenses:
Investment advisory fees......................................... $453
Administration fees..............................................  139
Distribution fees -- Class B Shares..............................    7
Shareholder servicing fees -- Class A Shares (b).................   15
Shareholder servicing fees -- Trust Shares (c)...................   35
Custodian fees...................................................   14
Accounting fees..................................................   49
Transfer agent fees..............................................   47
Trustee fees and expenses........................................    3
Other fees.......................................................   29
                                                                  ----
 Total expenses before voluntary fee reductions..................         791
 Expenses voluntarily reduced....................................        (326)
                                                                       ------
 Net expenses....................................................         465
                                                                       ------
Net Investment Income............................................       2,910
                                                                       ------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions.........        (399)
Net change in unrealized appreciation (depreciation) from
 investments.....................................................          50
                                                                       ------
Net realized/unrealized gains (losses) from investments..........        (349)
                                                                       ------
Change in net assets resulting from operations...................      $2,561
                                                                       ======

                       See notes to financial statements

AMSOUTH FUNDS
Florida Tax-Exempt Fund (a)

 Statements of Changes in Net Assets

                                                        Year Ended Year Ended
                                                         July 31,   July 31,
                                                           2000       1999
                                                        ---------- ----------
                                                             (Amounts in
                                                             thousands)
From Investment Activities:
Operations:
 Net investment income.................................  $  2,910   $ 2,897
 Net realized gains (losses) from investment
  transactions.........................................      (399)      376
 Net change in unrealized appreciation (depreciation)
  from investments.....................................        50    (2,004)
                                                         --------   -------
Change in net assets resulting from operations.........     2,561     1,269
                                                         --------   -------
Distributions to Class A Shareholders (b):
 From net investment income............................      (253)     (388)
 From net realized gains on investment transactions....       (17)      (50)
Distributions to Class B Shareholders:
 From net investment income............................       (23)       (4)(d)
 From net realized gains on investment transactions....        (2)       --
Distributions to Trust Shareholders (c):
 From net investment income............................    (2,685)   (2,374)
 From net realized gains on investment transactions....      (176)     (333)
                                                         --------   -------
Change in net assets from shareholder distributions....    (3,156)   (3,149)
                                                         --------   -------
Change in net assets from capital transactions.........   (10,456)   14,160
                                                         --------   -------
Change in net assets...................................   (11,051)   12,280
Net Assets:
 Beginning of period...................................    76,312    64,032
                                                         --------   -------
 End of period.........................................  $ 65,261   $76,312
                                                         ========   =======

---------
(a)  Formerly AmSouth Florida Tax-Free Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.
(d) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.

                       See notes to financial statements

AMSOUTH FUNDS
Florida Tax-Exempt Fund (a)

 Financial Highlights, Class A Shares/\

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                            2000       1999     1998 (b)     1997       1996
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....   $10.22    $ 10.45     $10.50    $ 10.30    $ 10.32
                           ------    -------     ------    -------    -------
Investment Activities
 Net investment income
  (loss)................     0.44       0.41       0.45       0.45       0.45
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.06)     (0.18)      0.01       0.24      (0.01)
                           ------    -------     ------    -------    -------
 Total from Investment
  Activities............     0.38       0.23       0.46       0.69       0.44
                           ------    -------     ------    -------    -------
Distributions
 Net investment income..    (0.41)     (0.40)     (0.44)     (0.48)     (0.45)
 Net realized gains from
  investment
  transactions..........    (0.03)     (0.06)     (0.07)     (0.01)     (0.01)
                           ------    -------     ------    -------    -------
 Total Distributions....    (0.44)     (0.46)     (0.51)     (0.49)     (0.46)
                           ------    -------     ------    -------    -------
Net change in asset
 value..................    (0.06)     (0.23)     (0.05)      0.20      (0.02)
                           ------    -------     ------    -------    -------
Net Asset Value, End of
 Period.................   $10.16    $ 10.22     $10.45    $ 10.50    $ 10.30
                           ======    =======     ======    =======    =======
Total Return (excludes
 sales charge)..........     3.99%      2.06%      4.46%      6.89%      4.24%
Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $2,655    $12,195     $8,883    $53,688    $48,869
Ratio of expenses to
 average net assets.....     0.74%      0.59%      0.55%      0.57%      0.59%
Ratio of net investment
 income to average net
 assets.................     4.10%      4.00%      4.24%      4.36%      4.33%
Ratio of expenses to
 average net assets*....     1.30%      1.26%      1.06%      1.06%      1.04%
Portfolio turnover**....       11%        34%        30%        24%        12%

/\  Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Florida Tax-Free Fund.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

 Financial Highlights, Class B Shares

                                                      Year Ended Period Ended
                                                       July 31,    July 31,
                                                         2000      1999 (b)
                                                      ---------- ------------
Net Asset Value, Beginning of Period.................   $10.20      $10.52
                                                        ------      ------
Investment Activities
 Net investment income (loss)........................     0.32        0.12
 Net realized and unrealized gains (losses) from
  investments........................................    (0.01)      (0.30)
                                                        ------      ------
 Total from Investment Activities....................     0.31       (0.18)
                                                        ------      ------
Distributions
 Net investment income...............................    (0.33)      (0.14)
 Net realized gains from investment transactions.....    (0.03)         --
                                                        ------      ------
 Total Distributions.................................    (0.36)      (0.14)
                                                        ------      ------
Net change in asset value............................    (0.05)      (0.32)
                                                        ------      ------
Net Asset Value, End of Period.......................   $10.15      $10.20
                                                        ======      ======
Total Return (excludes redemption charge)............     3.14%      (1.77)%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)....................   $  729      $  569
Ratio of expenses to average net assets..............     1.62%       1.49%(d)
Ratio of net investment income to average net
 assets..............................................     3.22%       3.06%(d)
Ratio of expenses to average net assets*.............     2.05%       2.00%(d)
Portfolio turnover**.................................       11%         34%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly AmSouth Florida Tax-Free Fund.
(b) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
(c)  Not annualized.
(d)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Florida Tax-Exempt Fund (a)


 Financial Highlights, Trust Shares/\

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                               2000       1999      1998 (b)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period.......  $ 10.22    $ 10.46     $ 10.39
                                             -------    -------     -------
Investment Activities
 Net investment income (loss)..............     0.42       0.43        0.41
 Net realized and unrealized gains (losses)
  from investments.........................    (0.02)     (0.20)       0.14
                                             -------    -------     -------
 Total from Investment Activities..........     0.40       0.23        0.55
                                             -------    -------     -------
Distributions
 Net investment income.....................    (0.43)     (0.41)      (0.41)
 Net realized gains from investment
  transactions.............................    (0.03)     (0.06)      (0.07)
                                             -------    -------     -------
 Total Distributions.......................    (0.46)     (0.47)      (0.48)
                                             -------    -------     -------
Net change in asset value..................    (0.06)     (0.24)       0.07
                                             -------    -------     -------
Net Asset Value, End of Period.............  $ 10.16    $ 10.22     $ 10.46
                                             =======    =======     =======
Total Return...............................     4.02%      2.16%       4.66%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000)..........  $61,877    $63,548     $55,369
Ratio of expenses to average net assets....     0.65%      0.49%       0.49%(d)
Ratio of net investment income to average
 net assets................................     4.19%      4.10%       4.30%(d)
Ratio of expenses to average net assets*...     1.11%      1.01%       1.04%(d)
Portfolio turnover**.......................       11%        34%         30%

/\   Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly AmSouth Florida Tax-Free Fund.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being relected as Classic Shares.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.40%.
(d)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Tennessee Tax-Exempt Fund                                          July 31, 2000
                                           (Amounts in thousands, except shares)

 Municipal Bonds (96.7%)

                                                               Shares or
                                                               Principal Market
                                                                Amount    Value
                                                               --------- -------

Alabama (2.9%)
Jefferson County Sewer Revenue Refunded Warrants, Series A,
 5.63%, 2/1/22, Callable 2/1/07 @ 101, FGIC..................   $1,995   $ 1,980
                                                                         -------
Arkansas (1.6%)
North Little Rock Electric Power and Light Refunding, Series
 A, 6.50%, 7/1/15, MBIA......................................    1,000     1,125
                                                                         -------
Tennessee (92.2%)
Bristol Health & Educational Facilities Revenue, Bristol
 Memorial Hospital, 6.75%, 9/1/07, FGIC......................    3,340     3,712
Chattanooga-Hamilton County Hospital Authority, Hospital
 Revenue, 5.63%, 10/1/09, FSA................................    1,000     1,048
Clarksville Water, Sewer & Gas, Natural Gas Utility
 Improvements, 6.13%, 2/1/12, Callable 2/1/02 @ 102, MBIA....      500       520
Dickson County School Improvements, 6.25%, 4/1/08, GO, FGIC..    1,220     1,333
Harpeth Valley Utility District, Davidson & Williamson
 Counties Revenue, 5.25%, 9/1/17, MBIA.......................    1,000       983
Humphreys County Industrial Development Board, Solid Waste
 Disposable Revenue,
 E.I. Dupont de Nemours & Co. Project,
 6.70%, 5/1/24, Callable 5/1/04 @ 102........................    1,455     1,555
Jackson Hospital Revenue Refunding and Improvement, 6.00%,
 4/1/05, AMBAC...............................................    1,150     1,212
Knox County Health, Education & Housing Facilities Board
 Hospital Facilities Revenue, Fort Sanders Alliance, 7.25%,
 1/1/09, MBIA................................................    2,000     2,310
Knox County Health, Education & Housing Facilities Board
 Hospital Facilities Revenue, Fort Sanders Alliance, 6.25%,
 1/1/13, MBIA................................................    1,000     1,082
Knox County Health, Education & Housing Facilities Board
 Hospital Facilities Revenue, Fort Sanders Alliance, 5.75%,
 1/1/14, MBIA................................................    1,125     1,168
Knox County Refunding, 6.50%, 4/1/04, Callable 4/1/03 @ 102,
 GO..........................................................    1,965     2,091
Knoxville Electric Revenue, Refunding & Improvement System,
 Series S, 5.10%, 7/1/24, Callable 7/1/05 @ 101..............    2,495     2,300
Memphis, 6.25%, 7/1/04, GO...................................    1,500     1,588
Memphis, 6.00%, 11/1/06, GO..................................    1,000     1,070
Memphis, School Improvements, 5.25%, 10/1/14, Callable
 10/1/06 @ 101, GO...........................................    2,800     2,790
Memphis-Shelby County Airport Authority, Revenue Bonds,
 Series A, 6.25%, 2/15/09, MBIA..............................    1,790     1,937
Metropolitan Government Nashville & Davidson County, 5.13%,
 5/15/25, GO, Callable 5/15/07 @ 102.........................    1,000       926

 Municipal Bonds, continued

                                                              Shares or
                                                              Principal Market
                                                               Amount    Value
                                                              --------- -------

Tennessee, continued
Metropolitan Government, Nashville & Davidson County Energy
 Project, Series B, Revenue Bond, 6.00%, 7/1/10, AMBAC......   $1,335   $ 1,449
Metropolitan Government, Nashville & Davidson County Health
 & Educational Facilities Board, Refunding & Improvements,
 Vanderbilt University, Series B, 5.00%, 10/1/28, Callable
 10/1/08 @ 101..............................................    1,000       896
Metropolitan Government, Nashville & Davidson County
 Industrial Development Board Revenue, Multi-Family Housing,
 Arbor, Series B, 7.50%, 11/15/10, Prerefunded 5/15/10 @
 100........................................................    3,000     3,573
Metropolitan Government, Nashville & Davidson County Water &
 Sewer Revenue, 6.50%, 4/1/03...............................    1,000     1,049
Metropolitan Government, Nashville & Davidson County Water &
 Sewer Revenue, Series B, 5.25%, 1/1/14, FGIC...............    2,000     2,005
Rutherford County, Capital Outlay, Series A, 6.25%, 5/1/04,
 GO.........................................................    2,000     2,113
Shelby County, Series A, 6.75%, 4/1/05, GO..................    1,000     1,087
Shelby County, Series B, 6.00%, 12/1/05, GO.................    1,250     1,330
Shelby County, Series A, 5.10%, 3/1/22, Callable 3/1/08 @
 100, GO....................................................    1,000       932
Shelby County Health, Education & Housing Facilities Board,
 Hospital Revenue, Methodist Health Systems, Inc., 6.25%,
 8/1/07, MBIA...............................................    3,500     3,788
Tennergy Corp., Tennesee Gas Revenue,4.13%, 6/1/09, MBIA....    2,000     1,735
Tennergy Corp., Tennessee Gas Revenue, 5.00%, 6/1/09, MBIA..    1,000       961
Tennessee Energy Aquisition Corp. Gas Revenue, Series B,
 5.00%, 9/1/07, AMBAC.......................................    2,000     1,891
Tennessee Housing Development Agency, Series A, 5.95%,
 7/1/28, Callable 7/1/03 @ 102..............................    1,000     1,002
Tennessee State, Refunded, Series B, 6.00%, 5/1/05, GO......    1,500     1,589
Tennessee State, Refunded, Series B, 6.00%, 5/1/06, GO......    1,000     1,068
Tennessee State, Refunded, Series A, 5.00%, 5/1/13, GO......    2,000     1,988
Tennessee State, Series B, 5.50%, 5/1/27, Callable 5/1/07 @
 101.5, GO..................................................    1,000       991
Tennessee State School Board Authority, Unrefunded Balance,
 Series A, 5.50%, 5/1/22, Callable 5/1/06 @ 101.5, FSA......    1,000       981
White House Utility District, Robertson & Sumner Counties
 Waterworks, Series B, 5.25%, 1/1/17, Callable 1/1/07 @ 100,
 FGIC.......................................................    1,450     1,412

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Tennessee Tax-Exempt Fund                                          July 31, 2000
                                           (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                             Shares or
                                                             Principal Market
                                                              Amount    Value
                                                             --------- -------

Tennessee, continued
Williamson County, 5.50%, 9/1/13, GO........................  $1,660   $ 1,725
Williamson County Public Improvements, 6.25%, 4/1/06, GO....   1,000     1,078
Wilson County, Certificate of Participation Refunding,
 5.25%, 6/30/15, Callable 6/30/09 @ 101, FSA................   1,500     1,475
                                                                       -------
                                                                        63,743
                                                                       -------
TOTAL MUNICIPAL BONDS.......................................            66,848
                                                                       -------
 Investment Companies (0.0%)

AIM Tax-Free Money Market Fund..............................   6,772         7
AmSouth Tax-Exempt Money Market.............................  24,292        24
                                                                       -------
TOTAL INVESTMENT COMPANIES..................................                31
                                                                       -------
TOTAL INVESTMENTS
 (Cost $67,184) (a) -- (96.7%)..............................            66,879
Other assets in excess of liabilities -- (3.3%).............             2,254
                                                                       -------
TOTAL NET ASSETS -- (100.0%)................................           $69,133
                                                                       =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation........................................... $   687
    Unrealized depreciation...........................................    (992)
                                                                       -------
    Net unrealized depreciation....................................... $  (305)
                                                                       =======

AMBAC -- Insured by AMBAC Indemnity Corp.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.


                       See notes to financial statements

AMSOUTH FUNDS
Tennessee Tax-Exempt Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $67,184).............................      $66,879
Interest and dividends receivable................................        1,053
Receivable for investments sold..................................        2,145
Prepaid expenses and other assets................................           15
                                                                       -------
 Total Assets....................................................       70,092
Liabilities:
Payable for investments purchased................................ $924
Accrued expenses and other payables:
 Investment advisory fees........................................   11
 Administration fees.............................................    2
 Distribution fees...............................................    7
 Custodian fees..................................................    2
 Other...........................................................   13
                                                                  ----
 Total Liabilities...............................................          959
                                                                       -------
Net Assets:
Capital..........................................................       71,083
Undistributed (distributions in excess of) net investment
 income..........................................................           85
Undistributed (distributions in excess of) net realized gains....       (1,730)
Net unrealized appreciation (depreciation) from investments......         (305)
                                                                       -------
Net Assets.......................................................      $69,133
                                                                       =======
Class A Shares
 Net Assets......................................................      $ 2,919
 Shares outstanding..............................................          300
 Redemption price per share......................................      $  9.74
                                                                       =======
Class A Shares -- Maximum Sales Charge...........................         4.00%
                                                                       -------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent).......      $ 10.15
                                                                       =======
Class B Shares
 Net Assets......................................................      $ 1,054
 Shares outstanding..............................................          108
 Offering price per share*.......................................      $  9.76
                                                                       =======
Trust Shares (b)
 Net Assets......................................................      $65,160
 Shares outstanding..............................................        6,688
 Offering and redemption price per share.........................      $  9.74
                                                                       =======

---------
*  Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Tennessee Tax-Exempt Fund.
(b) Formerly Institutional Shares.
(c) For the period from January 1, 2000 through July 31, 2000.
 Statements of Operations

                                                      Period Ended  Year Ended
                                                        July 31,   December 31,
                                                        2000 (c)       1999
                                                      ------------ ------------
                                                       (Amounts in thousands)
Investment Income:
Interest income.....................................     $2,099      $ 4,007
Dividend income.....................................         21           67
                                                         ------      -------
 Total Investment Income............................      2,120        4,074
Expenses:
Investment advisory fees............................        258          446
Administration fees.................................         79          134
Distribution fees -- Class A Shares.................          2            8
Distribution fees -- Class B Shares.................          6           11
Shareholder servicing fees --  Class A Shares.......          4            5
Shareholder servicing fees --  Class B Shares.......          1            4
Shareholder servicing fees -- Trust Shares (b)......         61          127
Custodian fees......................................          8           25
Accounting fees.....................................          8           29
Transfer agent fees.................................         24           43
Trustee fees and expenses...........................          1            2
Other fees..........................................         39           80
                                                         ------      -------
 Total expenses before voluntary fee reductions/
  reimbursements....................................        491          914
 Expenses voluntarily reduced/reimbursed............        (71)          (7)
                                                         ------      -------
 Net expenses.......................................        420          907
                                                         ------      -------
Net Investment Income...............................      1,700        3,167
                                                         ------      -------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions.......................................       (444)      (1,286)
Net change in unrealized appreciation (depreciation)
 from investments...................................      1,811       (4,484)
                                                         ------      -------
Net realized/unrealized gains (losses) from
 investments........................................      1,367       (5,770)
                                                         ------      -------
Change in net assets resulting from operations......     $3,067      $(2,603)
                                                         ======      =======

                       See notes to financial statements

AMSOUTH FUNDS
Tennessee Tax-Exempt Fund (a)

 Statements of Changes in Net Assets

                                        Period Ended  Year Ended   Year Ended
                                          July 31,   December 31, December 31,
                                          2000 (b)       1999         1998
                                        ------------ ------------ ------------
                                                (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income................    $  1,700     $  3,167     $  3,613
 Net realized gains (losses) from
  investment transactions.............        (444)      (1,286)       1,357
 Net change in unrealized appreciation
  (depreciation) from investments.....       1,811       (4,484)        (525)
                                          --------     --------     --------
Change in net assets resulting from
 operations...........................       3,067       (2,603)       4,445
                                          --------     --------     --------
Distributions to Class A Shareholders:
 From net investment income...........         (66)        (103)         (86)
 From net realized gains on investment
  transactions........................          --           (1)         (19)
Distributions to Class B Shareholders:
 From net investment income...........         (19)         (38)         (17)(d)
 From net realized gains on investment
  transactions........................          --           --           (9)(d)
Distributions to Trust Shareholders
 (c):
 From net investment income...........      (1,536)      (3,025)      (3,510)
 From net realized gains on investment
  transactions........................          --          (28)        (638)
                                          --------     --------     --------
Change in net assets from shareholder
 distributions........................      (1,621)      (3,195)      (4,279)
                                          --------     --------     --------
Change in net assets from capital
 transactions.........................     (12,462)     (10,055)      (6,575)
                                          --------     --------     --------
Change in net assets..................     (11,016)     (15,853)      (6,409)
Net Assets:
 Beginning of period..................      80,149       96,002      102,411
                                          --------     --------     --------
 End of period........................    $ 69,133     $ 80,149     $ 96,002
                                          ========     ========     ========

---------
(a) Formerly ISG Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) Formerly Institutional Shares.
(d) For the period from February 24, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

AMSOUTH FUNDS
Tennessee Tax-Exempt Fund (a)

 Financial Highlights, Class A Shares

                         Period Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                           July 31,    December 31, December 31, December 31, December 31, December 31,
                           2000 (b)        1999         1998         1997         1996         1995
                         ------------  ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $ 9.55        $10.19       $10.18       $ 9.90      $ 10.19      $  9.40
                            ------        ------       ------       ------      -------      -------
Investment Activities
 Net investment income
  (loss)................      0.21          0.33         0.35         0.44         0.42         0.45
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.18         (0.64)        0.08         0.25        (0.29)        0.79
                            ------        ------       ------       ------      -------      -------
 Total from Investment
  Activities............      0.39         (0.31)        0.43         0.69         0.13         1.24
                            ------        ------       ------       ------      -------      -------
Distributions
 Net investment income..     (0.20)        (0.33)       (0.35)       (0.41)       (0.42)       (0.45)
 Net realized gains.....        --            --        (0.07)          --           --           --
                            ------        ------       ------       ------      -------      -------
 Total Distributions....     (0.20)        (0.33)       (0.42)       (0.41)       (0.42)       (0.45)
                            ------        ------       ------       ------      -------      -------
Net change in asset
 value..................      0.19         (0.64)        0.01         0.28        (0.29)        0.79
                            ------        ------       ------       ------      -------      -------
Net Asset Value, End of
 Period.................    $ 9.74        $ 9.55       $10.19       $10.18      $  9.90      $ 10.19
                            ======        ======       ======       ======      =======      =======
Total Return (excludes
 sales charge)..........      4.15%(c)     (3.07)%       4.25%        7.13%        1.39%       13.40%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........    $2,919        $3,324       $2,919       $1,669      $88,084      $94,143
Ratio of expenses to
 average net assets.....      1.13%(d)      1.25%        1.20%        0.84%        0.86%        0.87%
Ratio of net investment
 income to average net
 assets.................      3.78%(d)      3.34%        3.37%        4.13%        4.29%        4.52%
Ratio of expenses to
 average net assets*....      1.27%(d)      1.26%        1.20%        1.09%        1.11%        1.12%
Portfolio turnover**....        23%           64%         155%         253%         219%         188%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end July 31.
(c) Not annualized.
(d) Annualized.

 Financial Highlights, Class B Shares

                                        Period Ended   Year Ended  Period Ended
                                          July 31,    December 31, December 31,
                                          2000 (b)        1999       1998 (c)
                                        ------------  ------------ ------------
Net Asset Value, Beginning of Period..     $ 9.57        $10.21       $10.22
                                           ------        ------       ------
Investment Activities
 Net investment income (loss).........       0.17          0.27         0.26
 Net realized and unrealized gains
  (losses) from investments...........       0.18         (0.64)        0.06
                                           ------        ------       ------
 Total from Investment Activities.....       0.35         (0.37)        0.32
                                           ------        ------       ------
Distributions
 Net investment income................      (0.16)        (0.27)       (0.26)
 Net realized gains...................         --            --        (0.07)
                                           ------        ------       ------
 Total Distributions..................      (0.16)        (0.27)       (0.33)
                                           ------        ------       ------
Net change in asset value.............       0.19         (0.64)       (0.01)
                                           ------        ------       ------
Net Asset Value, End of Period........     $ 9.76        $ 9.57       $10.21
                                           ======        ======       ======
Total Return (excludes redemption
 charge)..............................       3.74%(d)     (3.65)%       3.17%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).....     $1,054        $1,288       $1,397
Ratio of expenses to average net
 assets...............................       1.83%(e)      1.84%        1.95%(e)
Ratio of net investment income to
 average net assets...................       3.07%(e)      2.72%        2.50%(e)
Ratio of expenses to average net
 assets*..............................       1.96%(e)      1.85%         (f)
Portfolio turnover**..................         23%           64%         155%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end July 31.
(c) For the period from February 24, 1998 (commencement of operations) through December 31, 1998.
(d) Not annualized.
(e) Annualized.
(f) There were no fee reductions in this period.

                       See notes to financial statements

AMSOUTH FUNDS
Tennessee Tax-Exempt Fund (a)

 Financial Highlights, Trust Shares/\

                         Period Ended    Year Ended   Year Ended  Period Ended
                           July 31,     December 31, December 31, December 31,
                           2000 (b)         1999         1998       1997 (c)
                         ------------   ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....   $  9.55        $ 10.19      $ 10.18      $  10.05
                           -------        -------      -------      --------
Investment Activities
 Net investment income
  (loss)................      0.22           0.35         0.37          0.10
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.18          (0.64)        0.08          0.13
                           -------        -------      -------      --------
 Total from Investment
  Activities............      0.40          (0.29)        0.45          0.23
                           -------        -------      -------      --------
Distributions
 Net investment income..     (0.21)         (0.35)       (0.37)        (0.10)
 Net realized gains.....        --             --        (0.07)           --
                           -------        -------      -------      --------
 Total Distributions....     (0.21)         (0.35)       (0.44)        (0.10)
                           -------        -------      -------      --------
Net change in asset
 value..................      0.19          (0.64)        0.01          0.13
                           -------        -------      -------      --------
Net Asset Value, End of
 Period.................   $  9.74        $  9.55      $ 10.19      $  10.18
                           =======        =======      =======      ========
Total Return............      4.26%(d)      (2.83)%       4.52%         2.35%(d)


Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $65,160        $75,537      $91,687      $100,742
Ratio of expenses to
 average net assets.....      0.95%(e)       1.00%        0.95%         0.56%(e)
Ratio of net investment
 income to average net
 assets.................      3.95%(e)       3.57%        3.65%         4.22%(e)
Ratio of expenses to
 average net assets*....      1.11%(e)       1.00%        0.95%         0.87%(e)
Portfolio turnover**....        23%            64%         155%          253%

/\  Formerly Institutional Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end July 31.
(c) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Limited Term Tennessee Tax-Exempt Fund                             July 31, 2000
                                           (Amounts in thousands, except shares)

 Municipal Bonds (97.9%)

                                                              Shares or
                                                              Principal Market
                                                               Amount    Value
                                                              --------- -------

Arizona (6.5%)
Pima County, Unified School District, Series C, 6.60%,
 7/1/03, Prerefunded 7/1/01 @ 101, GO, MBIA.................   $ 1,000  $ 1,030
                                                                        -------
Nevada (3.2%)
Reno Hospital Revenue, St. Mary's Regional Medical Center,
 Series B, 4.40%*, 5/15/23, MBIA............................       500      500
                                                                        -------
Tennessee (88.2%)
Chattanooga, Health Education & Housing, Facilities Board
 Revenue, Series A, 5.25%, 12/1/02..........................       900      910
Hamilton County, 6.25%, 2/1/20, Prerefunded 2/1/05 @ 102,
 GO.........................................................       490      529
Knox County, Health Education & Housing, Facilities Board
 Hospital Revenue Refunding, 7.25%, 1/1/08, MBIA............       750      857
Knox County Refunding, 6.50%, 4/1/04, Callable 4/1/03 @ 102,
 GO.........................................................       750      798
Lenoir City Electrical System Revenue, 4.80%, 6/1/11,
 Callable 6/1/08 @ 100, AMBAC...............................     1,000      975
Memphis, 6.00%, 7/1/03, GO..................................       500      520
Memphis, 6.00%, 11/1/03, GO.................................       500      522
Memphis, 6.00%, 7/1/04, GO..................................     1,000    1,050
Memphis, 5.50%, 4/1/09, Callable 4/1/08 @ 101, GO...........     1,000    1,048
Metropolitan Government, Nashville & Davidson County, Health
 & Education Facilities Board Revenue, The Vanderbilt
 University, Series A, 6.00%, 7/1/07........................       625      671
Metropolitan Government, Nashville & Davidson County, Water
 & Sewer Revenue, 6.00%, 1/1/06, MBIA.......................       750      796
Rutherford County Capital Outlay Notes, 6.00%, 4/1/04, GO...     1,370    1,435
Shelby County, Series B, 6.00%, 12/1/05, GO.................       750      798
Tennergy Corp., Tennessee Gas Revenue, 5.00%, 6/1/09, MBIA..       900      865
Tennessee State, Series B, 6.50%, 6/1/03, Prerefunded 6/1/01
 @ 102, GO..................................................       750      774
Tennessee State, Series A, 5.30%, 3/1/06, Prerefunded 3/1/04
 @ 101.5, GO................................................       500      518
Williamson County, 6.00%, 3/1/08, GO........................       785      846
                                                                        -------
                                                                         13,912
                                                                        -------
TOTAL MUNICIPAL BONDS.......................................             15,442
                                                                        -------

 Investment Companies (1.0%)

                                                              Shares or
                                                              Principal Market
                                                               Amount    Value
                                                              --------- -------

AIM Tax-Free Money Market Fund...............................    1,336  $     1
AmSouth Tax-Exempt Money Market Fund.........................  155,835      156
                                                                        -------
TOTAL INVESTMENT COMPANIES...................................               157
                                                                        -------
TOTAL INVESTMENTS
 (Cost $15,737) (a) -- (98.9%)...............................            15,599
Other assets in excess of liabilities -- (1.1%)..............               179
                                                                        -------
TOTAL NET ASSETS -- (100.0%).................................           $15,778
                                                                        =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation........................................... $    60
    Unrealized depreciation...........................................    (198)
                                                                       -------
    Net unrealized depreciation....................................... $  (138)
                                                                       =======

* Variable rate security. Rate represents rate in effect at July 31, 2000.

AMBAC -- Insured by AMBAC Indemnity Corp.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Tennessee Tax-Exempt Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $15,737)..............................      $15,599
Interest and dividends receivable.................................          182
Prepaid expenses and other assets.................................           13
                                                                        -------
 Total Assets.....................................................       15,794
Liabilities:
Accrued expenses and other payables:
 Investment advisory fees.........................................  $ 3
 Distribution fees................................................    4
 Other............................................................    9
                                                                    ---
 Total Liabilities................................................           16
                                                                        -------
Net Assets:
Capital...........................................................       16,193
Undistributed (distributions in excess of) net investment income..           16
Undistributed (distributions in excess of) net realized gains.....         (293)
Net unrealized appreciation (depreciation) from investments.......         (138)
                                                                        -------
Net Assets........................................................      $15,778
                                                                        =======
Class A Shares
 Net Assets.......................................................      $15,489
 Shares outstanding...............................................        1,579
 Redemption price per share.......................................      $  9.81
                                                                        =======
Class A Shares -- Maximum Sales Charge............................         4.00%
                                                                        -------
 Maximum Offering Price Per Share
  (100%/(100% -- Maximum Sales Charge) of net asset value adjusted
  to the nearest cent)............................................      $ 10.22
                                                                        =======
Class B Shares
 Net Assets.......................................................      $   289
 Shares outstanding...............................................           29
 Offering price per share*........................................      $  9.81
                                                                        =======

---------
* Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Limited Term Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
 Statements of Operations

                                                      Period Ended  Year Ended
                                                        July 31,   December 31,
                                                        2000 (b)       1999
                                                      ------------ ------------
                                                       (Amounts in thousands)
Investment Income:
Interest income.....................................      $444        $ 802
Dividend income.....................................        16           36
                                                          ----        -----
 Total Investment Income............................       460          838
Expenses:
Investment advisory fees............................        61          101
Administration fees.................................        19           30
Distribution fees -- Class A Shares.................         9           49
Distribution fees -- Class B Shares.................         2            6
Shareholder servicing fees -- Class A Shares........        21           29
Shareholder servicing fees -- Class B Shares........        --            2
Custodian fees......................................         1            8
Accounting fees.....................................         2           16
Transfer agent fees.................................        13           28
Registration and filing fees........................        17           34
Other fees..........................................        11           16
                                                          ----        -----
 Total expenses before voluntary fee reductions.....       156          319
 Expenses voluntarily reduced.......................       (34)         (93)
                                                          ----        -----
 Net expenses.......................................       122          226
                                                          ----        -----
Net Investment Income...............................       338          612
                                                          ----        -----
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions.......................................      (202)         (60)
Net change in unrealized appreciation (depreciation)
 from investments...................................       380         (765)
                                                          ----        -----
Net realized/unrealized gains (losses) from
 investments........................................       178         (825)
                                                          ----        -----
Change in net assets resulting from operations......      $516        $(213)
                                                          ====        =====

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Tennessee Tax-Exempt Fund (a)

 Statements of Changes in Net Assets

                                        Period Ended  Year Ended   Year Ended
                                          July 31,   December 31, December 31,
                                          2000 (b)       1999         1998
                                        ------------ ------------ ------------
                                                (Amounts in thousands)
From Investment Activities:
Operations:
 Net Investment income.................   $   338      $   612      $   697
 Net realized gains (losses) from
  investment transactions..............      (202)         (60)         155
 Net change in unrealized appreciation
  (depreciation) from investments......       380         (765)         (54)
                                          -------      -------      -------
Change in net assets resulting from
 operations............................       516         (213)         798
                                          -------      -------      -------
Distributions to Class A Shareholders:
 From net investment income............      (316)        (595)        (688)
 From net realized gains on investment
  transactions.........................        --           --         (152)
 In excess of net realized gains.......        --          (33)          --
Distributions to Class B Shareholders:
 From net investment income............        (6)         (17)          (9)(c)
 From net realized gains on investment
  transactions.........................        --           --           (6)(c)
 In excess of net realized gains.......        --           (1)          --
                                          -------      -------      -------
Change in net assets from shareholder
 distributions.........................      (322)        (646)        (855)
                                          -------      -------      -------
Change in net assets from capital
 transactions..........................    (4,388)         660       (2,665)
                                          -------      -------      -------
Change in net assets...................    (4,194)        (199)      (2,722)
Net Assets:
 Beginning of period...................    19,972       20,171       22,893
                                          -------      -------      -------
 End of period.........................   $15,778      $19,972      $20,171
                                          =======      =======      =======

---------
(a) Formerly ISG Limited Term Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Tennessee Tax-Exempt Fund (a)

 Financial Highlights, Class A Shares

                           Period Ended    Year Ended   Year Ended  Period Ended
                             July 31,     December 31, December 31, December 31,
                             2000 (b)         1999         1998       1997 (c)
                           ------------   ------------ ------------ ------------
Net Asset Value,
 Beginning of Period.....    $  9.69        $ 10.11      $ 10.13      $ 10.00
                             -------        -------      -------      -------
Investment Activities
 Net investment income
  (loss).................       0.19           0.30         0.32         0.29
 Net realized and
  unrealized gains
  (losses) from
  investments............       0.11          (0.40)        0.06         0.13
                             -------        -------      -------      -------
 Total from Investment
  Activities.............       0.30          (0.10)        0.38         0.42
                             -------        -------      -------      -------
Distributions
 Net investment income...      (0.18)         (0.30)       (0.32)       (0.29)
 Net realized gains......         --             --        (0.08)          --
 In excess of net
  realized gains.........         --          (0.02)          --           --
                             -------        -------      -------      -------
 Total Distributions.....      (0.18)         (0.32)       (0.40)       (0.29)
                             -------        -------      -------      -------
Net change in asset
 value...................       0.12          (0.42)       (0.02)        0.13
                             -------        -------      -------      -------
Net Asset Value, End of
 Period..................    $  9.81        $  9.69      $ 10.11      $ 10.13
                             =======        =======      =======      =======
Total Return (excludes
 sales charge)...........       3.12%(d)      (1.00%)       3.76%        4.26%(d)

Ratios/Supplemental Data:
Net Assets at end of
 period (000)............    $15,489        $19,361      $19,439      $22,893
Ratio of expenses to
 average net assets......       1.16%(e)       1.08%        1.05%        0.98%(e)
Ratio of net investment
 income to average net
 assets..................       3.29%(e)       3.07%        3.11%        3.48%(e)
Ratio of expenses to
 average net assets*.....       1.49%(e)       1.55%        1.52%        1.52%(e)
Portfolio turnover**.....         20%            52%         189%         179%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Fomerly ISG Limited Term Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
(d) Not annualized.
(e) Annualized.

 Financial Highlights, Class B Shares

                                        Period Ended   Year Ended  Period Ended
                                          July 31,    December 31, December 31,
                                         2000 (b)+        1999       1998 (c)
                                        ------------  ------------ ------------
Net Asset Value, Beginning of Period..     $ 9.68        $10.10       $10.18
                                           ------        ------       ------
Investment Activities
 Net investment income (loss).........       0.15          0.22         0.20
 Net realized and unrealized gains
  (losses) from investments...........       0.11         (0.40)          --
                                           ------        ------       ------
 Total from Investment Activities.....       0.26         (0.18)        0.20
                                           ------        ------       ------
Distributions
 Net investment income................      (0.13)        (0.22)       (0.20)
 Net realized gains...................         --            --        (0.08)
 In excess of net realized gains......         --         (0.02)          --
                                           ------        ------       ------
 Total Distributions..................      (0.13)        (0.24)       (0.28)
                                           ------        ------       ------
Net change in asset value.............       0.13         (0.42)       (0.08)
                                           ------        ------       ------
Net Asset Value, End of Period........     $ 9.81        $ 9.68       $10.10
                                           ======        ======       ======
Total Return (excludes redemption
 charge)..............................       2.74%(d)     (1.84)%       1.94%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).....     $  289        $  612       $  732
Ratio of expenses to average net
 assets...............................       1.97%(e)      1.93%        2.05%(e)
Ratio of net investment income to
 average net assets...................       2.50%(e)      2.21%        2.02%(e)
Ratio of expenses to average net
 assets*..............................       2.21%(e)      2.15%        2.27%(e)
Portfolio turnover**..................         20%           52%         189%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) Formerly ISG Limited Term Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Prime Money Market Fund                                            July 31, 2000
                                           (Amounts in thousands, except shares)

 Commercial Paper -- Domestic* (64.2%)

                                                           Principal Amortized
                                                            Amount      Cost
                                                           --------- ----------

Aircraft Leasing (2.8%)
International Lease Finance Corp., 6.34%, 8/21/00.........  $20,000  $   19,931
International Lease Finance Corp., 6.20%, 8/21/00.........   20,000      19,930
                                                                     ----------
                                                                         39,861
                                                                     ----------
Automotive -- Finance (4.9%)
Ford Motor Credit Co., 6.52%, 10/10/00....................   35,000      34,556
General Motors Acceptance Corp., 6.64%, 9/5/00............   35,000      34,774
                                                                     ----------
                                                                         69,330
                                                                     ----------
Banking (4.9%)
Bank of America, 6.34%, 8/8/00............................   20,000      19,975
Bank of America, 6.64%, 10/17/00..........................   15,000      14,787
Wells Fargo & Co., 6.55%, 9/13/00.........................   35,000      34,726
                                                                     ----------
                                                                         69,488
                                                                     ----------
Beverages (2.4%)
Coca-Cola Co., 6.42%, 8/10/00.............................   35,000      34,944
                                                                     ----------
Chemicals (2.4%)
E.I. du Pont de Nemours & Co., 6.54%, 9/11/00.............   35,000      34,739
                                                                     ----------
Consumer Goods (7.2%)
Heinz (H.J.) Co., 6.51%, 10/6/00..........................   35,000      34,582
Kellogg Co., 6.51%, 8/30/00...............................   31,000      30,837
Procter & Gamble Co., 6.48%, 9/22/00......................   35,000      34,672
                                                                     ----------
                                                                        100,091
                                                                     ----------
Diversified Manufacturing (2.4%)
Minnesota Mining & Manufacturing Co., 6.48%, 10/19/00.....   35,000      34,502
                                                                     ----------
Electric Utilities (2.4%)
National Rural Utilities, 6.51%, 10/12/00.................   35,000      34,544
                                                                     ----------
Electronics/Electrical Equipment (2.1%)
Emerson Electric Co., 6.53%, 8/4/00 (b)...................   30,000      29,984
                                                                     ----------
Financial Services (15.9%)
American Express Credit Corp., 6.53%, 9/15/00.............   35,000      34,714
American General Finance Corp., 6.58%, 8/23/00............   30,000      29,879
Associate Corp., 6.60%, 8/28/00...........................   35,000      34,828
GE Capital Corp., 6.57%, 8/25/00..........................   20,000      19,912
GE Capital Corp., 6.52%, 10/24/00.........................   20,000      19,696
IBM Credit Corp., 6.46%, 9/21/00..........................   35,000      34,680
Merrill Lynch & Co., 6.51%, 10/26/00......................   35,000      34,456
USAA Capital Corp., 6.45%, 8/11/00........................   12,000      11,979
                                                                     ----------
                                                                        220,144
                                                                     ----------
Oil & Gas Exploration, Production, & Services (2.4%)
Texaco, Inc., 6.48%, 9/28/00..............................   35,000      34,635
                                                                     ----------
Pharmaceuticals (2.2%)
Schering-Plough Corp., 6.55%, 8/1/00......................   31,000      31,000
                                                                     ----------

 Commercial Paper -- Domestic*, continued

                                                           Principal Amortized
                                                            Amount      Cost
                                                           --------- ----------

Photography & Imaging (2.4%)
Eastman Kodak Co., 6.57%, 9/7/00.......................... $ 21,000  $   20,858
Eastman Kodak Co., 6.51%, 10/11/00........................   13,500      13,327
                                                                     ----------
                                                                         34,185
                                                                     ----------
Retail (1.3%)
Wal-Mart Stores, Inc., 6.54%, 9/19/00 (b).................   20,000      19,822
                                                                     ----------
Telecommunications (6.9%)
AT&T Corp., 6.67%, 10/2/00................................   33,000      32,621
BellSouth Corp., 6.48%, 9/14/00...........................   35,000      34,723
Motorola, Inc., 6.58%, 9/26/00............................   30,000      29,693
                                                                     ----------
                                                                         97,037
                                                                     ----------
TOTAL COMMERCIAL PAPER --DOMESTIC.........................              884,306
                                                                     ----------

 Commercial Paper -- Foreign* (4.7%)

Banking (2.2%)
Lloyds TSB Group PLC, 6.33%, 8/2/00.......................   30,000      29,995
                                                                     ----------
Pharmaceuticals (2.5%)
Glaxo Wellcome PLC, 6.53%, 10/17/00 (b)...................   35,000      34,511
                                                                     ----------
TOTAL COMMERCIAL PAPER --FOREIGN..........................               64,506
                                                                     ----------

 U.S. Government Agencies* (15.0%)

Fannie Mae (4.2%)
6.10%, 8/3/00.............................................   20,000      19,993
6.53%, 8/24/00............................................   15,000      14,937
6.44%, 1/18/01............................................   25,000      24,240
                                                                     ----------
                                                                         59,170
                                                                     ----------
Federal Farm Credit Bank (2.8%)
6.40%, 10/4/00............................................   40,000      39,545
                                                                     ----------
Federal Home Loan Bank (3.4%)
6.50%, 8/9/00.............................................   14,000      13,980
6.06%, 8/16/00............................................   20,000      19,949
6.49%, 8/18/00............................................   15,000      14,954
                                                                     ----------
                                                                         48,883
                                                                     ----------
Freddie Mac (4.2%)
6.10%, 8/17/00............................................   20,000      19,946
6.44%, 10/19/00...........................................   40,000      39,435
                                                                     ----------
                                                                         59,381
                                                                     ----------
TOTAL U.S. GOVERNMENT AGENCIES............................              206,979
                                                                     ----------

 Repurchase Agreements (16.7%)

Goldman Sachs, 6.63%, 8/1/00, dated 7/31/00, with a
 maturity value of $114,851 (Collateralized by $74,480
 Fannie Mae 8.50%, 10/1/28, fair value -- $74,108; $50,000
 Freddie Mac 6.15%, 3/15/24, fair value -- $44,167).......  114,830     114,830

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Prime Money Market Fund                                            July 31, 2000
                                           (Amounts in thousands, except shares)

 Repurchase Agreements, continued

                                                           Principal Amortized
                                                            Amount      Cost
                                                           --------- ----------

Prudential, 6.64%, 8/1/00, dated 7/31/00, with a maturity
 value of $114,851 (Collateralized by $22,310 U.S.
 Treasury Bond, 8.75%, 5/15/17, fair value -- $28,788;
 $31,062 Fannie Mae, 6.00%-7.78%, 3/18/12-1/25/24, fair
 value -- $29,853; $65,400 Freddie Mac, 6.50%-7.49%,
 12/15/08-11/15/23, fair value -- $59,634)...............  $114,830  $  114,830
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS..............................               229,660
                                                                     ----------
TOTAL INVESTMENTS (Cost $1,385,451) (a) -- (100.6%)......             1,385,451
Liabilities in excess of other assets -- (-0.6%).........                (7,687)
                                                                     ----------
TOTAL NET ASSETS -- (100.0%).............................            $1,377,764
                                                                     ==========

---------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
(b) Represents a restricted security purchased under Section 4(2), which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
*  Rates disclosed represent yield effective at purchase.
PLC -- Public Limited Company

                       See notes to financial statements

AMSOUTH FUNDS
Prime Money Market Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                 (Amounts in thousands,except per share amounts)

Assets:
Investments, at amortized cost.............................        $1,155,791
Repurchase Agreements, at cost.............................           229,660
                                                                   ----------
 Total Investments.........................................         1,385,451
Interest and dividends receivable..........................                42
Prepaid expenses and other assets..........................                50
                                                                   ----------
 Total Assets..............................................         1,385,543
Liabilities:
Distributions payable...................................... $7,001
Accrued expenses and other payables:
 Investment advisory fees..................................    415
 Administration fees.......................................     23
 Distribution fees.........................................    200
 Custodian fees............................................     33
 Other.....................................................    107
                                                            ------
 Total Liabilities.........................................             7,779
                                                                   ----------
Net Assets:
Capital....................................................         1,377,822
Undistributed net realized gains from investment
 transactions..............................................               (58)
                                                                   ----------
Net Assets.................................................        $1,377,764
                                                                   ==========
Class A Shares (b)
 Net Assets................................................        $  645,275
 Shares outstanding........................................           645,321
 Offering and redemption price per share...................        $     1.00
                                                                   ==========
Class B Shares
 Net Assets................................................        $      727
 Shares outstanding........................................               727
 Offering price per share*.................................        $     1.00
                                                                   ==========
Trust Shares (c)
 Net Assets................................................        $  731,762
 Shares outstanding........................................           731,794
 Offering and redemption price per share...................        $     1.00
                                                                   ==========

---------
*  Redemption price per share varies by length of time shares are held.
(a)  Formerly AmSouth Prime Obligations Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Interest income.............         $58,898
Expenses:
Investment advisory fees....  $3,941
Administration fees.........   1,971
Distribution fees -- Class B
 Shares.....................       7
Shareholder servicing
 fees -- Class A
 Shares (b).................     867
Shareholder servicing
 fees -- Trust Shares (c)...     443
Custodian fees..............     220
Accounting fees.............     146
Transfer agent fees.........     258
Trustee fees and expenses...      24
Other fees..................     234
                              ------
 Total expenses before
  voluntary fee
  reductions/reimbursements..          8,111
 Expenses voluntarily
  reduced/reimbursed........          (1,245)
                                     -------
 Net expenses...............           6,866
                                     -------
Net Investment Income.......          52,032
                                     -------
Change in net assets
 resulting from operations..         $52,032
                                     =======

                       See notes to financial statements

AMSOUTH FUNDS
Prime Money Market Fund (a)

 Statements of Changes in Net Assets

                                                     Year Ended    Year Ended
                                                    July 31, 2000 July 31, 1999
                                                    ------------- -------------
                                                      (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income.............................  $   52,032     $ 31,049
 Net realized gains (losses) from investment
  transactions.....................................          --            2
                                                     ----------     --------
Change in net assets resulting from operations.....      52,032       31,051
                                                     ----------     --------
Distributions to Class A Shareholders (b):
 From net investment income........................     (18,553)      (5,916)
Distributions to Class B Shareholders:
 From net investment income........................         (29)          (5)
Distributions to Trust Shareholders (c):
 From net investment income........................     (33,450)     (25,128)
                                                     ----------     --------
Change in net assets from shareholder
 distributions.....................................     (52,032)     (31,049)
                                                     ----------     --------
Change in net assets from capital transactions.....     704,563       76,264
                                                     ----------     --------
Change in net assets...............................     704,563       76,266
Net Assets:
 Beginning of period...............................     673,201      596,935
                                                     ----------     --------
 End of period.....................................  $1,377,764     $673,201
                                                     ==========     ========

---------
(a)  Formerly AmSouth Prime Obligations Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Prime Money Market Fund (a)

 Financial Highlights, Class A Shares/\

                         Year Ended Year Ended Year Ended Year Ended Period Ended
                         July 31,   July 31,   July 31,   July 31,    July 31,
                            2000       1999       1998       1997      1996 (b)
                         ---------- ---------- ---------- ---------- ------------
Net Asset Value,
 Beginning of Period....  $  1.000   $  1.000   $  1.000   $  1.000    $  1.000
                          --------   --------   --------   --------    --------
Investment Activities
 Net investment income..     0.051      0.044      0.049      0.048       0.016
                          --------   --------   --------   --------    --------
 Total from Investment
  Activities............     0.051      0.044      0.049      0.048       0.016
                          --------   --------   --------   --------    --------
Distributions
 Net investment income..    (0.051)    (0.044)    (0.049)    (0.048)     (0.016)
                          --------   --------   --------   --------    --------
 Total Distributions....    (0.051)    (0.044)    (0.049)    (0.048)     (0.016)
                          --------   --------   --------   --------    --------
Net change in asset
 value..................        --         --         --         --          --
                          --------   --------   --------   --------    --------
Net Asset Value, End of
 Period.................  $  1.000   $  1.000   $  1.000   $  1.000    $  1.000
                          ========   ========   ========   ========    ========
Total Return............      5.20%      4.48%      4.99%      4.90%       5.07%(c)

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $645,275   $136,078   $116,960   $111,027    $125,075
Ratio of expenses to
 average net assets.....      0.75%      0.78%      0.79%      0.78%       0.81%(d)
Ratio of net investment
 income to average net
 assets.................      5.35%      4.40%      4.88%      4.79%       4.61%(d)
Ratio of expenses to
 average net assets*....      0.94%      0.94%      0.95%      0.93%       0.96%(d)

/\   Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a)  Formerly AmSouth Prime Obligations Fund.
(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares and the Fund commenced offering Classic Shares.
(c) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.55%.
(d)  Annualized.

 Financial Highlights, Class B Shares

                                            Year Ended Year Ended Period Ended
                                            July 31,   July 31,    July 31,
                                               2000       1999      1998 (b)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period......    $1.000     $1.000      $1.000
                                              ------     ------      ------
Investment Activities
 Net investment income....................     0.042      0.035       0.005
                                              ------     ------      ------
 Total from Investment Activities.........     0.042      0.035       0.005
                                              ------     ------      ------
Distributions
 Net investment income....................    (0.042)    (0.035)     (0.005)
                                              ------     ------      ------
 Total Distributions......................    (0.042)    (0.035)     (0.005)
                                              ------     ------      ------
Net change in asset value.................        --         --          --
                                              ------     ------      ------
Net Asset Value, End of Period............    $1.000     $1.000      $1.000
                                              ======     ======      ======
Total Return (excludes redemption
 charge)..................................      4.31%      3.55%       0.49%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000).........    $  727     $  224      $    1
Ratio of expenses to average net assets...      1.61%      1.69%       1.85%(d)
Ratio of net investment income to average
 net assets...............................      4.35%      4.51%       3.83%(d)
Ratio of expenses to average net assets*..      1.69%      1.70%       1.88%(d)

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly AmSouth Prime Obligations Fund.
(b) For the period from June 15, 1998 (commencement of operations) through July 31, 1998.
(c)  Not annualized.
(d)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Prime Money Market Fund (a)

 Financial Highlights, Trust Class/\

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                         July 31,   July 31,   July 31,   July 31,   July 31,
                            2000       1999       1998       1997     1996 (b)
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                          --------   --------   --------   --------   --------
Investment Activities
 Net investment income..     0.052      0.045      0.050      0.049      0.050
                          --------   --------   --------   --------   --------
 Total from Investment
  Activities............     0.052      0.045      0.050      0.049      0.050
                          --------   --------   --------   --------   --------
Distributions
 Net investment income..    (0.052)    (0.045)    (0.050)    (0.049)    (0.050)
                          --------   --------   --------   --------   --------
 Total Distributions....    (0.052)    (0.045)    (0.050)    (0.049)    (0.050)
                          --------   --------   --------   --------   --------
Net change in asset
 value..................        --         --         --         --
                          --------   --------   --------   --------   --------
Net Asset Value, End of
 Period.................  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                          ========   ========   ========   ========   ========
Total Return............      5.31%      4.59%      5.09%      5.00%      5.10%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $731,762   $536,899   $479,974   $416,966   $478,542
Ratio of expenses to
 average net assets.....      0.67%      0.68%      0.69%      0.68%      0.71%
Ratio of net investment
 income to average net
 assets.................      5.24%      4.51%      4.98%      4.89%      5.00%
Ratio of expenses to
 average net assets*....      0.76%      0.69%      0.70%       (c)        (c)

/\   Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a)  Formerly AmSouth Prime Obligations Fund.
(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares and the Fund commenced offering Classic Shares.
(c)  There were no fee reductions in this period.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
U.S. Treasury Money Market Fund                                    July 31, 2000
                                           (Amounts in thousands, except shares)

 U.S. Treasury Bills* (36.3%)

                                                            Principal Amortized
                                                             Amount     Cost
                                                            --------- ---------

5.52%, 8/10/00............................................   $15,000  $  14,979
5.80%, 9/14/00............................................    15,000     14,894
5.62%, 9/28/00............................................    13,000     12,882
5.68%, 10/5/00............................................    15,000     14,846
6.08%, 10/19/00...........................................    15,000     14,800
6.01%, 11/2/00-12/14/00...................................    19,000     18,600
6.02%, 12/28/00...........................................    18,000     17,552
                                                                      ---------
TOTAL U.S. TREASURY BILLS.................................              108,553
                                                                      ---------

 U.S. Treasury Notes (29.7%)

6.00%, 8/15/00............................................    15,000     14,999
5.13%, 8/31/00............................................    15,000     14,988
4.00%, 10/31/00...........................................    15,000     14,921
5.75%, 11/15/00...........................................    18,000     17,962
5.63%, 11/30/00...........................................    16,000     15,966
5.25%, 1/31/01............................................    10,000      9,944
                                                                      ---------
TOTAL U.S. TREASURY NOTES.................................               88,780
                                                                      ---------

 Repurchase Agreements (34.0%)

Goldman Sachs, 6.55%, 8/1/00, dated 7/31/00, with a
 maturity value of $50,761 (Collateralized by $26,345 U.S.
 Treasury Note 5.00%, 2/28/01, fair value --$26,686;
 $18,116 U.S. Treasury Bond 13.88%, 5/15/11, fair value --
  $25,081)................................................    50,752     50,752
Salomon Smith Barney, 6.55%, 8/1/00, dated 7/31/00, with a
 maturity value of $50,761 (Collateralized by $50,420 U.S.
 Treasury Notes 6.00%, 8/15/00, fair value --$51,792).....    50,751     50,751
                                                                      ---------
TOTAL REPURCHASE AGREEMENTS...............................              101,503
                                                                      ---------

 Short-Term Securities+ (24.1%)

                                                            Principal Amortized
                                                             Amount     Cost
                                                            --------- ---------

Repurchase Agreements (24.1%)
UBS Warburg, 6.57%, 8/1/00, dated 7/31/00, with a maturity
 value of $72,013 (Collateralized by $70,592 Treasury
 Inflation Index Note/Bond, 3.88%, 1/15/09-4/15/29, fair
 value -- $73,440)........................................   $72,000  $  72,000
                                                                      ---------
TOTAL SHORT-TERM SECURITIES...............................               72,000
                                                                      ---------
TOTAL INVESTMENTS (Cost $370,836) (a) -- (124.1%).........              370,836
Liabilities in excess of other assets -- (-24.1%).........              (72,147)
                                                                      ---------
TOTAL NET ASSETS -- (100.0%)..............................            $ 298,689
                                                                      =========

---------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
*  Rates disclosed represent yield effective at purchase.
+ Represents securities purchased with cash collateral received on loaned securities.

                       See notes to financial statements

AMSOUTH FUNDS
U.S. Treasury Money Market Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                 (Amounts in thousands,except per share amounts)

Assets:
Investments, at amortized cost...............................         $197,333
Repurchase agreements, at cost...............................          173,503
                                                                      --------
 Total Investments...........................................          370,836
Interest and dividends receivable............................            1,283
Prepaid expenses and other assets............................               27
                                                                      --------
 Total Assets................................................          372,146
Liabilities:
Payable for return of collateral held for securities on
 loan........................................................ $72,000
Distributions payable........................................   1,306
Accrued expenses and other payables:
 Investment advisory fees....................................      84
 Administration fees.........................................       9
 Distribution fees...........................................      25
 Custodian fees..............................................       7
 Other.......................................................      26
                                                              -------
 Total Liabilities...........................................           73,457
                                                                      --------
Net Assets:
Capital......................................................          298,681
Undistributed (distributions in excess of) net investment
 income......................................................                7
Undistributed net realized gains from investment
 transactions................................................                1
                                                                      --------
Net Assets...................................................         $298,689
                                                                      ========
Class A Shares (b)
 Net Assets..................................................         $ 11,817
 Shares outstanding..........................................           11,816
 Offering and redemption price per share.....................         $   1.00
                                                                      ========
Trust Shares (c)
 Net Assets..................................................         $286,872
 Shares outstanding..........................................          286,864
 Offering and redemption price per share.....................         $   1.00
                                                                      ========

---------
(a)  Formerly AmSouth U.S. Treasury Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Interest income.................................................        $15,780
Income from securities lending..................................             26
                                                                        -------
 Total Investment Income........................................         15,806
Expenses:
Investment advisory fees........................................ $1,156
Administration fees.............................................    578
Shareholder servicing fees -- Class A
 Shares (b).....................................................     15
Shareholder servicing fees -- Trust Shares (c)..................    159
Custodian fees..................................................     58
Accounting fees.................................................     62
Transfer agent fees.............................................     85
Trustee fees and expenses.......................................     13
Other fees......................................................    106
                                                                 ------
 Total expenses before voluntary fee reductions.................          2,232
 Expenses voluntarily reduced...................................           (123)
                                                                        -------
 Net expenses...................................................          2,109
                                                                        -------
Net Investment Income...........................................         13,697
                                                                        -------
Change in net assets resulting from operations..................        $13,697
                                                                        =======

                       See notes to financial statements

AMSOUTH FUNDS
U.S. Treasury Money Market Fund (a)

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                          July 31,   July 31,
                                                             2000       1999
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $ 13,697   $ 12,933
                                                           --------   --------
Change in net assets resulting from operations...........    13,697     12,933
                                                           --------   --------
Distributions to Class A Shareholders (b):
 From net investment income..............................      (291)      (259)
Distributions to Trust Shareholders (c):
 From net investment income..............................   (13,406)   (12,674)
                                                           --------   --------
Change in net assets from shareholder distributions......   (13,697)   (12,933)
                                                           --------   --------
Change in net assets from capital transactions...........   (26,548)   (34,888)
                                                           --------   --------
Change in net assets.....................................   (26,548)   (34,888)
Net Assets:
 Beginning of period.....................................   325,237    360,125
                                                           --------   --------
 End of period...........................................  $298,689   $325,237
                                                           ========   ========

---------
(a)  Formerly AmSouth U.S. Treasury Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
U.S. Treasury Money Market Fund (a)

 Financial Highlights, Class A Shares/\

                         Year Ended Year Ended Year Ended Year Ended Period Ended
                          July 31,   July 31,   July 31,   July 31,    July 31,
                            2000       1999       1998       1997      1996 (b)
                         ---------- ---------- ---------- ---------- ------------
Net Asset Value,
 Beginning of Period....  $ 1.000    $ 1.000    $ 1.000    $ 1.000     $ 1.000
                          -------    -------    -------    -------     -------
Investment Activities
 Net investment income
  ......................    0.046      0.040      0.046      0.045       0.015
                          -------    -------    -------    -------     -------
 Total from Investment
  Activities............    0.046      0.040      0.046      0.045       0.015
                          -------    -------    -------    -------     -------
Distributions
 Net investment income..   (0.046)    (0.040)    (0.046)    (0.045)     (0.015)
                          -------    -------    -------    -------     -------
 Total Distributions....   (0.046)    (0.040)    (0.046)    (0.045)     (0.015)
                          -------    -------    -------    -------     -------
Net change in asset
 value..................       --         --         --         --          --
                          -------    -------    -------    -------     -------
Net Asset Value, End of
 Period.................  $ 1.000    $ 1.000    $ 1.000    $ 1.000     $ 1.000
                          =======    =======    =======    =======     =======
Total Return............     4.73%      4.06%      4.67%      4.60%       4.90%(c)

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $11,817    $ 4,390    $ 8,070    $ 9,885     $12,263
Ratio of expenses to
 average net assets.....     0.85%      0.79%      0.80%      0.79%       0.82%(d)
Ratio of net investment
 income to average net
 assets.................     4.72%      4.03%      4.57%      4.50%       4.44%(d)
Ratio of expenses to
 average net assets*....     0.96%      0.95%      0.95%      0.94%       0.97%(d)

/\   Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Formerly AmSouth U.S. Treasury Fund.
(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares and the Fund commenced offering Classic Shares.
(c) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.49%.
(d)  Annualized.

 Financial Highlights, Trust Shares/\

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                            2000       1999       1998       1997     1996 (b)
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                          --------   --------   --------   --------   --------
Investment Activities
 Net investment income..     0.048      0.041      0.047      0.046      0.048
                          --------   --------   --------   --------   --------
 Total from Investment
  Activities............     0.048      0.041      0.047      0.046      0.048
                          --------   --------   --------   --------   --------
Distributions
 Net investment income..    (0.048)    (0.041)    (0.047)    (0.046)    (0.048)
                          --------   --------   --------   --------   --------
 Total Distributions....    (0.048)    (0.041)    (0.047)    (0.046)    (0.048)
                          --------   --------   --------   --------   --------
Net change in asset
 value..................        --         --         --         --         --
                          --------   --------   --------   --------   --------
Net Asset Value, End of
 Period.................  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                          ========   ========   ========   ========   ========
Total Return............      4.86%      4.16%      4.77%      4.70%      4.93%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $286,872   $320,847   $352,055   $309,361   $368,162
Ratio of expenses to
 average net assets.....      0.73%      0.69%      0.70%      0.69%      0.71%
Ratio of net investment
 income to average net
 assets.................      4.74%      4.10%      4.67%      4.60%      4.82%
Ratio of expenses to
 average net assets*....      0.77%      0.70%      0.70%       (c)        (c)

/\   Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Formerly AmSouth U.S. Treasury Fund.
(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares and the Fund commenced offering Classic Shares.
(c)  There were no fee reductions in this period.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Treasury Reserve Money Market Fund                                 July 31, 2000
                                           (Amounts in thousands, except shares)

 U.S. Treasury Bills* (18.6%)

                                                            Principal Amortized
                                                             Amount     Cost
                                                            --------- ---------
5.80%, 9/14/00.............................................  $20,000   $19,858
5.67%, 9/28/00.............................................    7,000     6,936
5.96%, 10/5/00.............................................   13,000    12,860
6.08%, 10/19/00............................................   20,000    19,733
6.02%, 12/28/00............................................   20,000    19,502
                                                                       -------
TOTAL U.S. TREASURY BILLS..................................             78,889
                                                                       -------

 U.S. Treasury Notes (37.2%)

6.00%, 8/15/00.............................................   20,000    20,000
6.25%, 8/31/00.............................................   25,000    25,004
4.00%, 10/31/00............................................   25,000    24,861
5.75%, 11/15/00............................................   18,000    17,961
4.63%, 11/30/00............................................   25,000    24,876
5.25%, 1/31/01.............................................   25,000    24,860
7.75%, 2/15/01.............................................   20,000    20,137
                                                                       -------
TOTAL U.S. TREASURY NOTES..................................            157,699
                                                                       -------

 Repurchase Agreements (44.1%)

Goldman Sachs, 6.55%, 8/1/00, dated 7/31/00, with a
 maturity value of $93,772 (Collateralized by $22,500 U.S.
 Treasury Note 5.50%-7.88%, 7/31/01-8/15/01, fair value --
  $22,469; $65,226 Treasury Inflation Index Note 3.38%,
 1/15/07, fair value -- $67,985; $5,032 Treasury Inflation
 Index Bond 3.63%, 4/15/28, fair value -- $5,177)..........   93,755    93,755
Salomon Smith Barney, 6.55%, 8/1/00, dated 7/31/00, with a
 maturity value of $93,772 (Collateralized by $95,220 U.S.
 Treasury Note 4.88%-5.75%, 3/31/01-4/30/03, fair value --
  $95,671).................................................   93,755    93,755
                                                                       -------
TOTAL REPURCHASE AGREEMENTS................................            187,510
                                                                       -------

 Short-Term Securities+ (15.6%)

                                                            Principal Amortized
                                                             Amount     Cost
                                                            --------- ---------
Repurchase Agreements (15.6%)
UBS Warburg, 6.57%, 8/1/00, dated 7/31/00, with a maturity
 value of $66,332 (Collateralized by $65,023 Treasury
 Inflation Index Note/Bond, 3.88%, 1/15/09-4/15/29, fair
 value -- $67,646).........................................  $66,320  $ 66,320
                                                                      --------
TOTAL SHORT-TERM SECURITIES ...............................             66,320
                                                                      --------
TOTAL INVESTMENTS (Cost $490,418) (a) -- (115.5%)..........            490,418
Other assets in excess
 of liabilities --  (-15.5%)...............................             65,971
                                                                      --------
TOTAL NET ASSETS -- (100.0%)...............................           $424,447
                                                                      ========

---------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
*  Rates disclosed represent yield effective at purchase.
+ Represents securities purchased with cash collateral received on loaned securities.

                       See notes to financial statements

AMSOUTH FUNDS
Treasury Reserve Money Market Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at amortized cost..............................         $236,588
Repurchase agreements, at cost..............................          253,830
                                                                     --------
 Total Investments..........................................          490,418
Interest and dividends receivable...........................            2,636
Receivable from investment adviser..........................               11
Prepaid expenses and other assets...........................               26
                                                                     --------
 Total Assets...............................................          493,091
Liabilities:
Payable for return of collateral held for securities on
 loan....................................................... $66,320
Distributions payable.......................................   2,061
Accrued expenses and other payables:
 Investment advisory fees...................................     128
 Administration fees........................................       7
 Distribution fees..........................................      54
 Other......................................................      74
                                                             -------
 Total Liabilities..........................................           68,644
                                                                     --------
Net Assets:
Capital.....................................................          424,450
Undistributed (distributions in excess of) net investment
 income.....................................................                4
Accumulated net realized losses from investment
 transactions...............................................               (7)
                                                                     --------
 Net Assets.................................................         $424,447
                                                                     ========
 Class A Shares
 Net Assets.................................................         $143,901
 Shares outstanding.........................................          143,908
 Offering and redemption price per share....................         $   1.00
                                                                     ========
Trust Shares (b)
 Net Assets.................................................         $280,546
 Shares outstanding.........................................          280,562
 Offering and redemption price per share....................         $   1.00
                                                                     ========

---------
(a)  Formerly ISG Treasury Money Market Fund.
(b)  Formerly Institutional Shares.
(c)  For the period from January 1, 2000 through July 31, 2000.
 Statements of Operations

                                                      Period Ended  Year Ended
                                                        July 31,   December 31,
                                                        2000 (c)       1999
                                                      ------------ ------------
                                                       (Amounts in thousands)
Investment Income:
Interest income......................................   $15,611      $23,619
Income from securities lending.......................        52           53
                                                        -------      -------
 Total Investment Income.............................    15,663       23,672
Expenses:
Investment advisory fees.............................       929        1,211
Administration fees..................................       441          484
Shareholder servicing fees -- Class A Shares.........       209          398
Shareholder servicing fees -- Trust Shares (b).......       276          484
Custodian fees.......................................       109          120
Accounting fees......................................         3           21
Transfer agent fees..................................        58           35
Trustee fees and expenses............................         8           14
Other fees...........................................        93          314
                                                        -------      -------
 Total expenses before voluntary fee
  reductions/reimbursements..........................     2,126        3,081
 Expenses voluntarily reduced/reimbursed.............      (462)        (215)
                                                        -------      -------
 Net expenses........................................     1,664        2,866
                                                        -------      -------
Net Investment Income................................    13,999       20,806
                                                        -------      -------
Change in net assets resulting from operations.......   $13,999      $20,806
                                                        =======      =======

                       See notes to financial statements

AMSOUTH FUNDS
Treasury Reserve Money Market Fund (a)

 Statements of Changes in Net Assets

                                          Period Ended  Year Ended   Year Ended
                                            July 31,   December 31, December 31,
                                            2000 (b)       1999         1998
                                          ------------ ------------ ------------
                                                  (Amounts in thousands)
From Investment Activities:
Operations:
 Net Investment income..................    $ 13,999     $ 20,806     $  8,990
 Net realized gains (losses) from
  investment transactions...............          --           --          (23)
                                            --------     --------     --------
Change in net assets resulting from
 operations.............................      13,999       20,806        8,967
                                            --------     --------     --------
Distributions to Class A Shareholders:
 From net investment income.............      (4,361)      (6,819)      (4,199)
Distributions to Trust Shareholders (c):
 From net investment income.............      (9,638)     (13,987)      (4,791)
                                            --------     --------     --------
Change in net assets from shareholder
 distributions..........................     (13,999)     (20,806)      (8,990)
                                            --------     --------     --------
Change in net assets from capital
 transactions...........................     (60,565)       7,558      286,237
                                            --------     --------     --------
Change in net assets....................     (60,565)       7,558      286,214
Net Assets:
 Beginning of period....................     485,012      477,454      191,240
                                            --------     --------     --------
 End of period..........................    $424,447     $485,012     $477,454
                                            ========     ========     ========

---------
(a)  Formerly ISG Treasury Money Market Fund.
(b)  For the period from January 1, 2000 through July 31, 2000.
(c)  Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Treasury Reserve Money Market Fund (a)

 Financial Highlights, Class A Shares

                         Period Ended    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                           July 31,     December 31, December 31, December 31, December 31, December 31,
                           2000 (b)         1999         1998         1997         1996         1995
                         ------------   ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....   $  1.000       $  1.000     $  1.000     $ 1.000      $ 1.000      $  1.000
                           --------       --------     --------     -------      -------      --------
Investment Activities
 Net investment income..      0.030          0.043        0.046       0.047        0.047         0.053
                           --------       --------     --------     -------      -------      --------
 Total from Investment
  Activities............      0.030          0.043        0.046       0.047        0.047         0.053
                           --------       --------     --------     -------      -------      --------
Distributions
 Net investment income..     (0.030)        (0.043)      (0.046)     (0.047)      (0.047)       (0.053)
                           --------       --------     --------     -------      -------      --------
 Total Distributions....     (0.030)        (0.043)      (0.046)     (0.047)      (0.047)       (0.053)
                           --------       --------     --------     -------      -------      --------
Net change in asset
 value..................         --             --           --          --           --            --
                           --------       --------     --------     -------      -------      --------
Net Asset Value, End of
 Period.................   $  1.000       $  1.000     $  1.000     $ 1.000      $ 1.000      $  1.000
                           ========       ========     ========     =======      =======      ========
Total Return............       3.07%(c)       4.38%        4.68%       4.78%        4.78%         5.41%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $143,901       $143,208     $167,475     $77,065      $78,308      $168,430
Ratio of expenses to
 average net assets.....       0.65%(d)       0.60%        0.77%       0.75%        0.56%         0.50%
Ratio of net investment
 income to average net
 assets.................       5.21%(d)       4.28%        4.56%       4.68%        4.72%         5.28%
Ratio of expenses to
 average net assets*....       0.86%(d)       0.70%        0.78%        (e)         0.74%         0.75%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a)  Formerly ISG Treasury Money Market Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)  Not annualized.
(d)  Annualized.
(e)  There were no fee reductions in this period.

 Financial Highlights, Trust Shares/\

                         Period Ended    Year Ended   Year Ended   Year Ended  Period Ended
                           July 31,     December 31, December 31, December 31, December 31,
                           2000 (b)         1999         1998         1997       1996 (c)
                         ------------   ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....   $  1.000       $  1.000     $  1.000     $  1.000     $  1.000
                           --------       --------     --------     --------     --------
Investment Activities
 Net investment income..      0.031          0.043        0.048        0.049        0.024
                           --------       --------     --------     --------     --------
 Total from Investment
  Activities............      0.031          0.043        0.048        0.049        0.024
                           --------       --------     --------     --------     --------
Distributions
 Net investment income..     (0.031)        (0.043)      (0.048)      (0.049)      (0.024)
                           --------       --------     --------     --------     --------
 Total Distributions....     (0.031)        (0.043)      (0.048)      (0.049)      (0.024)
                           --------       --------     --------     --------     --------
Net change in asset
 value..................         --             --           --           --           --
                           --------       --------     --------     --------     --------
Net Asset Value, End of
 Period.................   $  1.000       $  1.000     $  1.000     $  1.000     $  1.000
                           ========       ========     ========     ========     ========
Total Return............       3.10%(d)       4.39%        4.93%        5.05%        2.43%(d)

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $280,546       $341,803     $309,979     $114,175     $109,698
Ratio of expenses to
 average net assets.....       0.61%(e)       0.59%        0.53%        0.50%        0.52%(e)
Ratio of net investment
 income to average net
 assets.................       5.24%(e)       4.31%        4.78%        4.94%        4.78%(e)
Ratio of expenses to
 average net assets*....       0.76%(e)       0.60%         (f)          (f)          (f)

/\   Formerly Institutional Shares.
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a)  Formerly ISG Treasury Money Market Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from July 1, 1996 (commencement of operations) through December 31, 1996.
(d)  Not annualized.
(e)  Annualized.
(f)  There were no fee reductions in this period.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Tax-Exempt Money Market Fund                                       July 31, 2000
                                           (Amounts in thousands, except shares)

 Corporate Bonds (0.9%)

                                                            Shares or
                                                            Principal Amortized
                                                             Amount     Cost
                                                            --------- ---------

Laurel Club, Certificates of Participation, Series 96A,
 4.40%*, 8/3/00**.........................................  $   1,680 $  1,680
                                                                      --------
TOTAL CORPORATE BONDS.....................................               1,680
                                                                      --------

 Demand Notes (35.3%)

Alabama (10.1%)
Alabama Special Care Facilities Financing Authority,
 Montgomery Hospital Revenue, 4.25%*, 8/2/00**, FGIC......      2,100    2,100
Alabama State Housing Finance Authority, Multi Family
 Housing Revenue, Rime Village Hoover Project, Series A,
 4.25%*, 8/2/00**, FNMA...................................      2,000    2,000
Alabama State Housing Finance Authority, Multi Family
 Housing Revenue, Rime Village Huntsville Project, Series
 B, 4.25%*, 8/2/00**, FNMA................................      1,500    1,500
Birmingham-Carraway Special Care Facilities Financing
 Authority Revenue, Carraway Methodist Health, Series A,
 4.25%*, 8/2/00**.........................................        500      500
City of Birmingham, Series 1992A, GO, 4.30%*, 8/2/00**....      2,000    2,000
Columbia, Industrial Development Board, PCR, Alabama Power
 Co. Project, Series D, 4.35%*, 8/1/00**..................        350      350
Homewood Educational Building Authority Revenue,
 Educational Facilities, Samford University, 4.25%*,
 8/1/00**.................................................      2,000    2,000
Jacksonville Industrial Development Board, Industrial
 Revenue, Parker Hannifin Corp., 4.30%*, 8/3/00**.........      1,000    1,000
Mobile Industrial Development Board, PCR, Alabama Power
 Co. Project, Series B, 4.35%*, 8/3/00**..................      2,000    2,000
North Alabama, Environmental Improvement Authority, PCR,
 Reynolds Metals Co., 4.40%*, 8/1/00**....................      2,800    2,800
Port City Medical Clinic Board, Infirmary Health Systems,
 Series B, GO, 4.25%*, 8/3/00**, AMBAC....................      1,000    1,000
Stevenson, Industrial Development Board, Environmental
 Improvement Revenue, Mead Corp. Project, 4.30%*,
 8/1/00**.................................................      2,465    2,465
                                                                      --------
                                                                        19,715
                                                                      --------
Arkansas (1.6%)
University of Arkansas, University Revenues, 4.25%*,
 8/2/00**, MBIA...........................................      3,000    3,000
                                                                      --------
Connecticut (2.6%)
Connecticut State Health & Educational Facilities
 Authority Revenue, Yale University, Series T-1, 4.05%*,
 8/3/00**.................................................      5,000    5,000
                                                                      --------

 Demand Notes, continued

                                                           Shares or
                                                           Principal Amortized
                                                            Amount     Cost
                                                           --------- ---------

Georgia (0.5%)
Cobb County Housing Authority, Multi Family Housing
 Revenue, Post Mill Project, 4.25%*, 8/2/00**, FNMA....... $   1,000 $  1,000
                                                                     --------
Illinois (5.1%)
Elmhurst Revenue, Joint Common Accredation, 4.25%*,
 8/3/00**.................................................     4,785    4,785
Illinois Developmental Finance Authority Revenue, Provena
 Health, Series C, 4.30%*, 8/2/00**.......................     5,000    5,000
                                                                     --------
                                                                        9,785
                                                                     --------
Michigan (0.5%)
Delta County, Economic Development Corp., Environmental
 Improvement Revenue, Mead Escanaba Paper, Series C,
 4.25%*, 8/1/00**.........................................       900      900
                                                                     --------
Mississippi (0.4%)
Jackson County PCR, International Paper Co. Project,
 Series A, 4.20%, 8/1/00**................................       790      791
                                                                     --------
New York (3.1%)
Long Island Power Authority, Electric Systems Revenue,
 Series 5, 4.15%*, 8/1/00**...............................     1,000    1,000
New York, Series F-3, GO, 4.00%*, 8/2/00**................     5,000    5,000
                                                                     --------
                                                                        6,000
                                                                     --------
Pennsylvania (2.6%)
Allegheny County Hospital Development Authority Revenue,
 St. Francis Medical Center, 4.40%*, 8/3/00**.............     5,000    5,000
                                                                     --------
Tennessee (3.6%)
Metropolitan Government, Nashville & Davidson County,
 Industrial Development Board Revenue, Country Music Hall
 of Fame, 4.25%*, 8/3/00**................................     5,000    5,000
Shelby County Health, Educational & Housing Facilities
 Board Revenue, Multi Family Housing, Wyndridge, 4.25%*,
 8/2/00**.................................................     2,000    2,000
                                                                     --------
                                                                        7,000
                                                                     --------
Texas (2.6%)
Denton Independent School District, GO, 4.33%, 2/1/01**,
 PSF-GTD..................................................     5,000    5,000
                                                                     --------
Washington (2.6%)
Washington State, Series VR 96B, GO, 4.15%*, 8/2/00**.....     5,000    5,000
                                                                     --------
TOTAL DEMAND NOTES........................................             68,191
                                                                     --------

 Municipal Bonds (59.6%)

Alabama (3.1%)
Alabama State, Series A, GO, 5.50%, 10/1/00...............     1,315    1,318
Homewood, Warrants, GO, 4.00%, 8/1/00.....................       500      500

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Tax-Exempt Money Market Fund                                       July 31, 2000
                                           (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                             Shares or
                                                             Principal Amortized
                                                              Amount     Cost
                                                             --------- ---------

Alabama, continued
Hoover Board of Education, Special Tax School Warrants, Tax
 Anticipation Warrants, 6.63%, 2/1/09, Prerefunded 2/1/01
 @ 102, AMBAC..............................................  $   2,000 $  2,063
Mobile, Warrants, Convention Center Project, GO, 7.13%,
 8/15/20, Prerefunded 8/15/00 @ 102........................      2,000    2,042
                                                                       --------
                                                                          5,923
                                                                       --------
Alaska (0.1%)
Anchorage Hospital Revenue, Sisters of Providence Project,
 6.75%, 10/1/00............................................        160      161
                                                                       --------
Arizona (3.7%)
Central Arizona Water Conservation District, Contract
 Revenue, Central Arizona Project, 6.00%, 11/1/00..........        400      402
Central Arizona Water Conservation District, Contract
 Revenue, Central Arizona Project, 7.20%, 11/1/00..........      1,000    1,008
Salt River Project, Agriculture Improvement & Power
 District, Electric System Revenue, Series B, 4.55%,
 1/1/01....................................................      4,000    4,004
Scottsdale Industrial Development Authority Hospital
 Revenue, Scottsdale Memorial Hospital Project, Series A,
 6.25%, 9/1/00, AMBAC......................................      1,660    1,663
                                                                       --------
                                                                          7,077
                                                                       --------
Arkansas (0.5%)
Arkansas State Development Finance Authority Revenue, State
 Agency Facilities, Department of Corrections Project,
 Series A, 5.00%, 11/1/00, FSA.............................        930      932
Springdale Residential Housing & Health Care Facilities
 Board Revenue, Springdale Memorial Hospital Project,
 5.55%, 10/1/00............................................        100      100
                                                                       --------
                                                                          1,032
                                                                       --------
Delaware (0.5%)
New Castle County, GO, 6.20%, 10/15/00.....................      1,000    1,004
                                                                       --------
Florida (1.1%)
Florida State Board of Education Capital Outlay, Series A,
 GO, 5.00%, 1/1/01.........................................      1,850    1,856
Jacksonville Electric Authority Revenue, Series 6B, Special
 Obligation, 6.70%, 10/1/03, Prerefunded 10/1/00 @ 101.5...        300      306
                                                                       --------
                                                                          2,162
                                                                       --------
Georgia (0.3%)
Burke County Development Authority, PCR, Georgia Power
 Company Project, 6th Series, 4.38%, 11/1/00, AMBAC........        250      250
Decatur County School District, GO, 4.63%, 10/1/00.........        300      300
                                                                       --------
                                                                            550
                                                                       --------

 Municipal Bonds, continued

                                                             Shares or
                                                             Principal Amortized
                                                              Amount     Cost
                                                             --------- ---------

Hawaii (0.4%)
Honolulu City & County, Unrefunded Balance, Series B, GO,
 4.70%, 10/1/00............................................  $     750 $    751
                                                                       --------
Illinois (9.3%)
Chicago, Series C, GO, 5.40%, 10/31/00, MBIA...............      1,500    1,505
Hoffman Estates Park District, GO, 4.25%, 12/1/00..........        275      275
Illinois State Sales Tax Revenue, Series Z, 4.00%,
 6/15/01...................................................      1,980    1,972
Illinois State, GO, 5.13%, 12/1/00, FGIC...................     10,000   10,028
Rock Island, GO, 4.00%, 12/15/00, MBIA.....................        310      310
Winfield Waterworks & Sewer, Series A, GO, 4.30%, 1/1/01...        120      120
Winnebago & Boone Counties School District No. 205, GO,
 ETM, 7.13%, 2/1/01, FSA...................................      3,800    3,853
                                                                       --------
                                                                         18,063
                                                                       --------
Indiana (0.5%)
Hendricks County Courthouse Building Corporation, First
 Mortgage, 4.15%, 1/15/01, MBIA............................        205      205
Indiana Health Facilities Financing Authority, Hospital
 Revenue, Lafayette Home Hospital Project, 4.75%, 8/1/00...        110      110
New Albany Floyd County School Building Corporation, First
 Mortgage, 5.00%, 1/15/01, MBIA............................        500      502
Noblesville Economic Development Infrastructure, Building
 Corporation Redevelopment, 4.40%, 8/1/00, MBIA............        150      150
                                                                       --------
                                                                            967
                                                                       --------
Kansas (0.5%)
Johnson County Public Building Common Lease Revenue, 4.25%,
 9/1/00....................................................      1,000    1,000
                                                                       --------
Kentucky (0.8%)
Ashland Independent School District Financing Corporation,
 School Building Revenue, 5.35%, 12/1/00...................        145      145
Campbell County Public Properties Corporation Revenue,
 Refinance & Improvement, First Mortgage, 4.75%, 11/1/00...        170      170
Frankfort Electric & Water Pollution Board Revenue,
 Electric & Water, 5.10%, 12/1/00, AMBAC...................        385      386
Harlan County School District Financing Corporation, School
 Building Revenue, 6.80%, 9/1/00...........................        100      100
Hopkins County School District Financing Corporation,
 School Building Revenue, Series A, 4.70%, 9/1/00..........        100      100

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Tax-Exempt Money Market Fund                                       July 31, 2000
                                           (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                            Shares or
                                                            Principal Amortized
                                                             Amount     Cost
                                                            --------- ---------

Kentucky, continued
Kentucky State Property & Buildings Community Revenues,
 Project No. 55, 4.30%, 9/1/00, MBIA-IBC..................  $     500 $    501
Whitley County School District Financing Corporation,
 School Building Revenue, 5.50%, 9/1/00...................        100      100
                                                                      --------
                                                                         1,502
                                                                      --------
Louisiana (0.8%)
Louisiana Public Facilities Authority Revenue, Loyola
 University Project, Series A, 7.20%, 10/1/00.............        500      502
Louisiana State, Series A, GO, 6.00%, 8/1/00, FGIC........        500      500
Orleans Parish School Board, ETM, 8.50%, 2/1/01, MBIA.....        100      102
Plaquemines Parish, GO, 5.90%, 8/1/00, AMBAC..............        350      350
St. Tammany Parish Wide School District No. 12, GO, 6.50%,
 3/1/11, Prerefunded 3/1/01 @ 100, FGIC...................        170      172
                                                                      --------
                                                                         1,626
                                                                      --------
Massachusetts (1.6%)
Shrewsbury, Bond Anticipation Notes, GO, 4.95%, 8/30/00...      3,100    3,102
                                                                      --------
Michigan (2.3%)
Michigan Municipal Bond Authority Revenue, Government Lien
 Program, 5.85%, 5/1/01, AMBAC............................      1,000    1,012
University of Michigan, University Hospital Revenue,
 6.38%, 12/1/24, Prerefunded 12/1/00 @ 100................      3,500    3,525
                                                                      --------
                                                                         4,537
                                                                      --------
Minnesota (4.3%)
Minneapolis Tax Increment, GO, 5.00%, 12/1/00.............        100      100
Minneapolis, GO, 5.00%, 12/1/00...........................      7,100    7,120
Rural Water Financing Corporation, Public Projects
 Construction Notes, 4.25%, 9/1/00........................      1,005    1,005
                                                                      --------
                                                                         8,225
                                                                      --------
Missouri (2.6%)
Missouri Development Finance Board Infrastructure
 Facilities Revenue, Science City, Union Station Project,
 Series A, 4.20%, 12/1/00.................................      5,000    5,000
                                                                      --------
Nebraska (0.1%)
Omaha Auditorium Facilities Corp., Lease Revenue, Omaha
 Civic Auditorium Project, 4.35%, 8/15/00.................        200      200
                                                                      --------

 Municipal Bonds, continued

                                                            Shares or
                                                            Principal Amortized
                                                             Amount     Cost
                                                            --------- ---------

Nevada (0.6%)
Clark County, Flood Control, GO, 5.90%, 11/1/00............ $     500 $    501
Clark County, Series B, GO, 4.00%, 12/1/00.................       200      200
Las Vegas, GO, 6.10%, 10/1/00..............................       235      236
Nevada State, Project 57 thru 64, Series A, GO, 6.50%,
 9/1/00....................................................       275      276
                                                                      --------
                                                                         1,213
                                                                      --------
New Hampshire (0.5%)
Rockingham County, Tax Anticipation Notes, GO, 4.50%,
 12/29/00..................................................     1,000    1,001
                                                                      --------
New Jersey (1.0%)
West Deptford Township, Bond Anticipation Notes, Series C,
 GO, 5.00%, 9/28/00........................................     2,000    2,002
                                                                      --------
New Mexico (0.2%)
Las Cruces School District No. 002, Series A, GO, 4.20%,
 8/1/00....................................................       300      300
                                                                      --------
New York (5.1%)
Nassau County, General Improvements, Series A, GO, 4.00%,
 6/1/01....................................................     5,000    4,979
New York State Medical Care Facilities Finance Agency
 Revenue, Series A, 7.70%, 2/15/25, Prerefunded 8/15/00
 @ 102, FHA................................................       400      409
New York State Power Authority Revenue, Series BB, ETM,
 5.80%, 1/1/01.............................................       500      503
New York State, GO, 5.00%, 10/15/00........................     2,000    2,004
New York State, GO, 7.50%, 11/15/00........................       500      505
Oneida City School District, Revenue Anticipation Notes,
 GO, 5.25%, 6/26/01........................................     1,450    1,458
                                                                      --------
                                                                         9,858
                                                                      --------
North Carolina (0.6%)
North Carolina Medical Care Community Health Care
 Facilities Revenue, Novant Health Project, Series A,
 3.95%, 10/1/00............................................       250      250
North Carolina Medical Care Community Hospital Revenue,
 Gaston Health Care Project,, 4.10%, 2/15/01...............       100      100
North Carolina Municipal Power Agency No. 1, Catawba
 Electric Revenue, 5.50%, 1/1/01, FSA......................       100      100
University System Pool Revenue, Series B, 4.25%, 10/1/00,
 MBIA......................................................       500      500
Wayne County Certificate of Participation, 6.80%, 8/1/05,
 Prerefunded 8/1/00 @ 102, MBIA............................       190      194
                                                                      --------
                                                                         1,144
                                                                      --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Tax-Exempt Money Market Fund                                       July 31, 2000
                                           (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                            Shares or
                                                            Principal Amortized
                                                             Amount     Cost
                                                            --------- ---------

Ohio (0.5%)
Ohio State Building Authority, State Facilities, Art
 Facilities Building Fund, Series A, 5.00%, 10/1/00.......  $     400 $    400
Ohio State Building Authority, State Facilities, Ohio Art
 Center, Series A, 4.85%, 10/1/00.........................        500      501
Ohio State Water Development Authority Revenue, Clean
 Water Service, 5.15% 12/1/00, MBIA.......................        100      100
                                                                      --------
                                                                         1,001
                                                                      --------
Oklahoma (0.3%)
Oklahoma City, GO, 4.85%, 8/1/00..........................        500      500
                                                                      --------
Oregon (1.6%)
Multnomah County, Series A, GO, 5.00%, 4/1/01.............      3,010    3,025
                                                                      --------
Pennsylvania (1.2%)
Beaver Area School District, Series C, GO, 3.50%, 1/15/01,
 FSA......................................................        255      254
Lancaster County Hospital Authority Revenue, Health
 Center, Masonic Homes Project, 4.50%, 11/15/00...........        100      100
Neshannock Township School District, GO, 5.25%, 9/1/09,
 Prerefunded 9/1/00 @ 100, FGIC...........................        715      716
Neshannock Township School District, GO, 5.38%, 9/1/10,
 Prerefunded 9/1/00 @ 100, FGIC...........................        755      756
Pennsylvania State Higher Educational Facilities
 Authority, Health Services Revenue, Series B, 5.13%,
 1/1/01...................................................        100      100
Pennsylvania State Turnpike, Community Turnpike Revenue,
 Series P, 5.20%, 12/1/00.................................        100      100
Western Berks Water Authority, 5.25%, 11/15/09,
 Prerefunded 11/15/00 @ 100, MBIA.........................        340      341
                                                                      --------
                                                                         2,367
                                                                      --------
Rhode Island (1.0%)
Rhode Island State, Conservative Capital Development,
 Series A, GO, 5.50%, 7/15/01.............................      1,880    1,901
                                                                      --------
Tennessee (3.5%)
Bristol Health & Educational Facilities Board Revenue,
 Bristol Memorial Hospital Project, ETM, 6.30%, 9/1/00,
 FGIC.....................................................        200      200
Chattanooga Health Educational & Housing Facilities Board
 Revenue, Catholic Health Initiatives, Series A, 5.00%,
 12/1/00..................................................        500      501
Chattanooga-Hamilton County Hospital Authority, Hospital
 Revenue, Erlanger Medical Center Project, 5.00%, 10/1/00,
 FSA......................................................        350      350

 Municipal Bonds, continued

                                                            Shares or
                                                            Principal Amortized
                                                             Amount     Cost
                                                            --------- ---------

Tennessee, continued
Clarksville Public Building Authority Revenue, Pooled Loan
 Program, 4.75%, 12/1/00..................................  $     500 $    500
Dayton Water & Sewer, GO, 4.15%,..........................        110      110
Giles County, GO, 4.10%, 2/1/01, FGIC.....................        395      395
Knoxville Waste Water System Revenue, 4.38%, 4/1/01.......      2,000    2,000
Memphis Electric System Revenue, Series A, 5.25%, 1/1/01..        100      100
Metropolitan Government, Nashville & Davidson County
 Public Improvement, Series A, GO, 4.60%, 11/15/00........      2,395    2,399
Newport Electric Systems Revenue, 4.60%, 3/1/01, AMBAC....        235      235
                                                                      --------
                                                                         6,790
                                                                      --------
Texas (4.0%)
Arlington Independent School District, GO, 5.25%, 2/15/01,
 PSF-GTD..................................................        805      809
Austin Utility System Revenue, Series A, 5.50%, 11/15/00,
 FSA......................................................        150      151
Bee County, GO, 4.10%, 2/15/01,...........................        200      200
Carrollton Farmers Branch Independent School District, GO,
 6.50%, 2/15/03, Prerefunded 2/15/01 @ 100, FGIC..........        650      658
Carrollton Farmers Branch Independent School District, GO,
 6.50%, 2/15/04, Prerefunded 2/15/01 @ 100, FGIC..........        650      658
Carrollton Farmers Branch Independent School District, GO,
 6.50%, 2/15/05, Prerefunded 2/15/01 @ 100, FGIC..........        450      455
Northside Independent School District, Public Property
 Financial Contractual Obligation, GO, 4.38%, 2/15/01.....        250      250
Rockwall Waterworks & Sewer, GO, 4.75%, 8/1/01, FGIC......        125      125
Texas Municipal Power Agency Revenue, 4.90%, 9/1/00,
 MBIA.....................................................        200      200
Texas State Public Finance Authority, GO, 6.50%, 10/1/11,
 Prerefunded 10/1/00 @ 100................................      1,650    1,656
Texas State, Tax & Revenue Anticipation Notes, Series A,
 4.50%, 8/31/00...........................................      2,000    2,000
University of Texas, University Revenue Constitutional
 Appropriation, 6.00%, 8/15/00............................        500      500
                                                                      --------
                                                                         7,662
                                                                      --------
Utah (0.5%)
Intermountain Power Agency, Power Supply Revenue, Series
 E, 5.25%, 7/1/01, FSA....................................        500      504
Utah Water Finance Agency Revenue, Pooled Loan Financing
 Program, Series A, 5.00%, 10/1/00, MBIA..................        500      501
                                                                      --------
                                                                         1,005
                                                                      --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Tax-Exempt Money Market Fund                                       July 31, 2000
                                           (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                             Shares or
                                                             Principal Amortized
                                                              Amount     Cost
                                                             --------- ---------

Virginia (2.5%)
Danville, GO, 4.70%, 8/1/00, MBIA..........................  $     100 $    100
New River Valley Regional Jail Authority, Regional Jail
 Facility Revenue, Grant Anticipation Notes, 4.25%,
 10/1/00...................................................        250      250
Suffolk, GO, 5.10%, 8/1/00.................................        400      400
Virginia State Public School Authority, 5.90%, 1/1/01......      3,500    3,525
Virginia State Public School Authority, School Financing,
 Series A, 4.00%, 8/1/00...................................        540      540
                                                                       --------
                                                                          4,815
                                                                       --------
Washington (3.2%)
Clark County School District No. 37, Vancouver, GO, 4.90%,
 12/1/00...................................................        210      210
Everett, GO, 4.45%, 8/1/00, MBIA...........................        500      500
King County, Unrefunded Balance, Series A, GO, 5.00%,
 1/1/01....................................................      3,690    3,702
Kitsap County School District No. 401, Central Kitsap, GO,
 6.05%, 12/1/00............................................      1,800    1,810
                                                                       --------
                                                                          6,222
                                                                       --------
West Virginia (0.1%)
Brooke County Board of Education, GO, ETM, 8.63%, 8/1/00,
 AMBAC.....................................................        100      100
                                                                       --------
Wisconsin (0.7%)
Menomonee Falls Sewer System Revenue, Bond Anticipation
 Notes, 5.10%, 7/1/01......................................        210      211
Milwaukee County, Series A, GO, 5.25%, 9/1/00..............        200      200
Milwaukee Metropolitan Sewer District, Series A, GO, 7.00%,
 9/1/00....................................................        300      301
Wisconsin State Health & Educational Facilities Authority
 Revenue, Waukesha Memorial Hospital Project, 5.60%,
 8/15/00...................................................        150      150
Wisconsin State, Series 4, GO, 4.00%, 11/1/00..............        500      499
                                                                       --------
                                                                          1,361
                                                                       --------
TOTAL MUNICIPAL BONDS......................................             115,149
                                                                       --------
Tax Exempt Commercial Paper (2.6%)

Florida (2.6%)
Palm Beach Health, 4.25%, 8/3/00, MBIA.....................      5,000    5,000
                                                                       --------
TOTAL TAX EXEMPT COMMERCIAL PAPER..........................               5,000
                                                                       --------

 Investment Companies (1.0%)

                                                             Shares or
                                                             Principal Amortized
                                                              Amount     Cost
                                                             --------- ---------

AIM Tax-Free Money Market Fund.............................. 2,007,767 $  2,008
Goldman Sachs Tax-Free Fund.................................     1,000        1
                                                                       --------
TOTAL INVESTMENT COMPANIES..................................              2,009
                                                                       --------
TOTAL INVESTMENTS (Cost $192,029) (a) -- (99.4%)............            192,029
Other assets in excess of liabilities -- (0.6%).............              1,105
                                                                       --------
TOTAL NET ASSETS -- (100.0%)................................           $193,134
                                                                       ========

---------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
 * Variable rate security. Rate presented represents rate in effect at July 31, 2000. Date presented reflects next rate change date.
** Put and demand features exist allowing the fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, and semiannually.
AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FHA -- Insured by Federal Housing Administration
FNMA -- Insured by Federal National Mortgage Assoc.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
MBIA - IBC -- MBIA Insured Bond Certificates
PCR -- Pollution Control Revenue
PSF-GTD -- Permanent School Fund Guarantee

                       See notes to financial statements

AMSOUTH FUNDS
Tax-Exempt Money Market Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                 (Amounts in thousands,except per share amounts)

Assets:
Investments, at amortized cost..................................      $192,029
Interest and dividends receivable...............................         1,887
Prepaid expenses and other assets...............................             6
                                                                      --------
 Total Assets...................................................       193,922
Liabilities:
Distributions payable........................................... $580
Payable for investments purchased...............................  110
Accrued expenses and other payables:
 Investment advisory fees.......................................   42
 Administration fees............................................    6
 Distribution fees..............................................   24
 Custodian fees.................................................    5
 Other..........................................................   21
                                                                 ----
 Total Liabilities..............................................           788
                                                                      --------
Net Assets:
Capital.........................................................       193,521
Accumulated net realized losses from investment transactions....          (387)
                                                                      --------
Net Assets......................................................      $193,134
                                                                      ========
Class A Shares (b)
 Net Assets.....................................................      $ 51,260
 Shares outstanding.............................................        51,338
 Offering and redemption price per share........................      $   1.00
                                                                      ========
Trust Shares (c)
 Net Assets.....................................................      $141,874
 Shares outstanding.............................................       142,185
 Offering and redemption price per share........................      $   1.00
                                                                      ========

---------
(a)  Formerly AmSouth Tax-Exempt Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Interest income....................................................      $5,013
Dividend income....................................................         215
                                                                         ------
 Total Investment Income...........................................       5,228
Expenses:
Investment advisory fees........................................... $541
Administration fees................................................  271
Shareholder servicing fees -- Class A Shares (b)...................   94
Shareholder servicing fees -- Trust Shares (c).....................   84
Custodian fees.....................................................   32
Accounting fees....................................................   38
Transfer agent fees................................................   48
Trustee fees and expenses..........................................    3
Other fees.........................................................   39
                                                                    ----
 Total expenses before voluntary fee reductions....................       1,150
 Expenses voluntarily reduced......................................        (307)
                                                                         ------
 Net expenses......................................................         843
                                                                         ------
Net Investment Income..............................................       4,385
                                                                         ------
Realized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions...........        (172)
                                                                         ------
Change in net assets resulting from operations.....................      $4,213
                                                                         ======

                       See notes to financial statements

AMSOUTH FUNDS
Tax-Exempt Money Market Fund (a)

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                          July 31,   July 31,
                                                             2000       1999
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net Investment income...................................  $  4,385   $ 2,582
 Net realized gains (losses) from investment
  transactions...........................................     (172)         1
                                                           --------   -------
Change in net assets resulting from operations...........     4,213     2,583
                                                           --------   -------
Distributions to Class A Shareholders (b):
 From net investment income..............................    (1,179)     (660)
Distributions to Trust Shareholders (c):
 From net investment income..............................    (3,206)   (1,922)
                                                           --------   -------
Change in net assets from shareholder distributions......    (4,385)   (2,582)
                                                           --------   -------
Change in net assets from capital transactions...........    96,582     5,982
                                                           --------   -------
Change in net assets.....................................    96,410     5,983
Net Assets:
 Beginning of period.....................................    96,724    90,741
                                                           --------   -------
 End of period...........................................  $193,134   $96,724
                                                           ========   =======

---------
(a) Formerly AmSouth Tax-Exempt Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Tax-Exempt Money Market Fund (a)

 Financial Highlights, Class A Shares/\

                         Year Ended Year Ended Year Ended Year Ended Period Ended
                          July 31,   July 31,   July 31,   July 31,    July 31,
                            2000       1999       1998       1997      1996 (b)
                         ---------- ---------- ---------- ---------- ------------
Net Asset Value,
 Beginning of Period....  $ 1.000    $ 1.000    $ 1.000    $ 1.000     $ 1.000
                          -------    -------    -------    -------     -------
Investment Activities
 Net investment income..    0.031      0.026      0.030      0.030       0.010
 Net realized and
  unrealized gains
  (losses) from
  investments...........   (0.002)    (0.000)        --         --          --
                          -------    -------    -------    -------     -------
 Total from Investment
  Activities............    0.029      0.026      0.030      0.030       0.010
                          -------    -------    -------    -------     -------
Distributions
 Net investment income..   (0.031)    (0.026)    (0.030)    (0.030)     (0.010)
                          -------    -------    -------    -------     -------
 Total Distributions....   (0.031)    (0.026)    (0.030)    (0.030)     (0.010)
                          -------    -------    -------    -------     -------
Net change in asset
 value..................   (0.002)        --         --         --          --
                          -------    -------    -------    -------     -------
Net Asset Value, End of
 Period.................  $ 0.998    $ 1.000    $ 1.000    $ 1.000     $ 1.000
                          =======    =======    =======    =======     =======
Total Return............     3.11%      2.66%      3.03%      3.04%       3.12%(c)
Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $51,260    $22,844    $28,657    $27,926     $17,116
Ratio of expenses to
 average net assets.....     0.71%      0.59%      0.60%      0.62%       0.68%(d)
Ratio of net investment
 income to average net
 assets.................     3.14%      2.64%      2.97%      3.00%       2.82%(d)
Ratio of expenses to
 average net assets*....     0.97%      0.98%      0.98%      0.97%       1.03%(d)

/\   Formerly Classic Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Formerly AmSouth Tax-Exempt Fund.
(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares and the Fund commenced offering Classic Shares.
(c) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was .95%.
(d) Annualized.

 Financial Highlights, Trust Shares/\

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                            2000       1999       1998       1997     1996 (b)
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $  1.000   $ 1.000    $ 1.000    $ 1.000    $ 1.000
                          --------   -------    -------    -------    -------
Investment Activities
 Net investment income..     0.032     0.027      0.031      0.031      0.031
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.002)       --         --         --         --
                          --------   -------    -------    -------    -------
 Total from Investment
  Activities............     0.030     0.027      0.031      0.031      0.031
                          --------   -------    -------    -------    -------
Distributions
 Net investment income..    (0.032)   (0.027)    (0.031)    (0.031)    (0.031)
                          --------   -------    -------    -------    -------
 Total Distributions....    (0.032)   (0.027)    (0.031)    (0.031)    (0.031)
                          --------   -------    -------    -------    -------
Net change in asset
 value..................    (0.002)       --         --         --         --
                          --------   -------    -------    -------    -------
Net Asset Value, End of
 Period.................  $  0.998   $ 1.000    $ 1.000    $ 1.000    $ 1.000
                          ========   =======    =======    =======    =======
Total Return............      3.23%     2.76%      3.13%      3.15%      3.15%
Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $141,874   $73,880    $62,084    $55,429    $43,611
Ratio of expenses to
 average net assets.....      0.59%     0.49%      0.50%      0.52%      0.54%
Ratio of net investment
 income to average net
 assets.................      3.28%     2.71%      3.07%      3.10%      3.11%
Ratio of expenses to
 average net assets*....      0.80%     0.73%      0.73%      0.72%      0.74%

/\   Formerly Premier Shares.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Formerly AmSouth Tax-Exempt Fund.
(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares and the Fund commenced offering Classic Shares.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Institutional Prime Obligations Fund                               July 31, 2000
                                           (Amounts in thousands, except shares)

 Commercial Paper -- Domestic* (59.4%)

                                                            Shares or
                                                            Principal Amortized
                                                             Amount     Cost
                                                            --------- ---------

Aircraft Leasing (1.6%)
International Lease Finance Corp., 6.20%, 8/21/00..........  $ 7,000  $  6,975
                                                                      --------
Automotive -- Finance (4.1%)
Ford Motor Credit Co., 6.52%, 10/10/00.....................   10,000     9,874
General Motors Acceptance Corp., 6.64%, 9/5/00.............    8,000     7,948
                                                                      --------
                                                                        17,822
                                                                      --------
Banking (3.7%)
Bank of America, 6.34%, 8/8/00.............................    7,000     6,991
Wells Fargo & Co., 6.55%, 9/13/00..........................    9,000     8,930
                                                                      --------
                                                                        15,921
                                                                      --------
Beverages (1.6%)
Coca-Cola Co., 6.30%, 8/10/00..............................    7,000     6,989
                                                                      --------
Chemicals (2.1%)
E.I. du Pont de Nemours & Co., 6.54%, 9/11/00..............    9,000     8,933
                                                                      --------
Consumer Goods (8.2%)
Heinz (H.J.) Co., 6.51%, 10/6/00...........................   10,000     9,881
Hershey Foods Corp., 6.50%, 10/4/00........................    7,159     7,076
Kellogg Co., 6.51%, 8/30/00................................    9,000     8,953
Procter & Gamble Co., 6.48%, 9/22/00.......................   10,000     9,906
                                                                      --------
                                                                        35,816
                                                                      --------
Diversified Manufacturing (2.3%)
Minnesota Mining & Manufacturing Co., 6.48%, 10/19/00......   10,000     9,858
                                                                      --------
Electric Utilities (2.3%)
National Rural Utilities, 6.51%, 10/12/00..................   10,000     9,870
                                                                      --------
Electronics/Electrical Equipment (2.1%)
Emerson Electric Co., 6.53%, 8/4/00 (b)....................    9,000     8,995
                                                                      --------
Financial Services (14.5%)
American Express Credit Corp., 6.53%, 9/15/00..............   10,000     9,918
American General Finance Corp., 6.58%, 8/23/00.............    8,000     7,968
Associate Corp., 6.60%, 8/28/00............................    8,000     7,960
GE Capital Corp., 6.52%, 10/24/00..........................   10,000     9,848
IBM Credit Corp., 6.46%, 9/21/00...........................   10,000     9,908
Merrill Lynch & Co., 6.51%, 10/26/00.......................   10,000     9,844
USAA Capital Corp., 6.45%, 8/11/00.........................    8,000     7,986
                                                                      --------
                                                                        63,432
Insurance (2.1%)
Greatwestern Annuity Life, 6.57%, 9/8/00...................    9,000     8,938
                                                                      --------
Oil & Gas Exploration, Production & Services (2.3%)
Texaco, Inc., 6.48%, 9/28/00...............................   10,000     9,896
                                                                      --------
Pharmaceuticals (2.0%)
Schering-Plough Corp., 6.55%, 8/1/00.......................    8,750     8,750
                                                                      --------
Photography & Imaging (2.1%)
Eastman Kodak Co., 6.57%, 9/7/00...........................    9,000     8,939
                                                                      --------
Retail (2.1%)
Wal-Mart Stores, Inc., 6.54%, 9/19/00 (b)..................    9,000     8,920
                                                                      --------

 Commercial Paper -- Domestic*, continued

                                                            Shares or
                                                            Principal Amortized
                                                             Amount     Cost
                                                            --------- ---------

Telecommunications (6.3%)
AT&T Corp., 6.67%, 10/2/00.................................  $ 9,000  $  8,897
BellSouth Corp., 6.48%, 9/14/00............................   10,000     9,920
Motorola, Inc., 6.58%, 9/26/00.............................    9,000     8,908
                                                                      --------
                                                                        27,725
                                                                      --------
TOTAL COMMERCIAL PAPER --DOMESTIC..........................            257,779
                                                                      --------

 Commercial Paper -- Foreign* (3.9%)

Banking (1.6%)
Lloyds TSB Group PLC, 6.33%, 8/2/00........................    7,000     6,999
                                                                      --------
Pharmaceuticals (2.3%)
Glaxo Wellcome PLC, 6.53%, 10/17/00 (b)....................   10,000     9,860
                                                                      --------
TOTAL COMMERCIAL PAPER --FOREIGN...........................             16,859
                                                                      --------

 U.S. Government Agencies* (14.2%)

Fannie Mae (3.2%)
6.06%, 8/14/00.............................................   14,000    13,969
                                                                      --------
Federal Farm Credit Bank (4.1%)
6.36%, 9/29/00.............................................   18,000    17,813
                                                                      --------
Federal Home Loan Bank (3.2%)
6.07%, 8/16/00.............................................   14,000    13,965
                                                                      --------
Freddie Mac (3.7%)
6.53%, 8/24/00.............................................   16,000    15,933
                                                                      --------
TOTAL U.S. GOVERNMENT AGENCIES.............................             61,680
                                                                      --------

 Investment Companies (0.0%)

AmSouth Prime Money Market Fund............................   19,380        19
AmSouth U.S. Treasury Money Market Fund....................   16,015        16
                                                                      --------
TOTAL INVESTMENT COMPANIES.................................                 35
                                                                      --------

 Repurchase Agreements (23.0%)

Prudential, 6.64%, 8/1/00, dated 7/31/00, with a maturity
 value of $50,029 (Collateralized by $43,242 Fannie Mae,
 6.50%-8.15%, 6/15/10-1/25/30, fair value -- $43,561;
 $8,329 Freddie Mac, 6.50%-7.78%, 2/15/08-10/25/23, fair
 value --$7,960)...........................................  $50,019    50,019
Goldman Sachs, 6.63%, 8/1/00, dated 7/31/00, with a
 maturity value of $50,029 (Collateralized by $82,227
 Freddie Mac 5.00%-9.50%, 4/1/03-7/1/29, fair value --
 $51,520)..................................................   50,020    50,020
                                                                      --------
TOTAL REPURCHASE AGREEMENTS................................            100,039
                                                                      --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Institutional Prime Obligations Fund                               July 31, 2000
                                           (Amounts in thousands, except shares)


                                                                      Amortized
                                                                        Cost
                                                                      ---------

TOTAL INVESTMENTS
 (Cost $436,392) (a) -- (100.5%)..................................... $436,392
Liabilities in excess of other assets -- (-0.5%).....................   (2,339)
                                                                      --------
TOTAL NET ASSETS -- (100.0%)......................................... $434,053
                                                                      ========

---------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
(b) Represents a restricted security purchased under Section 4(2), which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
*    Rates disclosed represent yield effective at purchase.
PLC -- Public Limited Company

                       See notes to financial statements

AMSOUTH FUNDS
Institutional Prime Obligations Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2000
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at amortized cost...............................        $336,353
Repurchase agreements, at cost...............................         100,039
                                                                     --------
 Total Investments...........................................         436,392
Interest and dividends receivable............................              19
Prepaid expenses and other assets............................               1
                                                                     --------
 Total Assets................................................         436,412
Liabilities:
Distributions payable........................................ $2,189
Accrued expenses and other payables:
 Investment advisory fees....................................     25
 Administration fees.........................................      2
 Distribution fees...........................................     80
 Custodian fees..............................................     10
 Other.......................................................     53
                                                              ------
 Total Liabilities...........................................           2,359
                                                                     --------
Net Assets:
Capital......................................................         434,049
Undistributed (distributions in excess of) net investment
 income......................................................               5
Accumulated net realized losses from investment
 transactions................................................              (1)
                                                                     --------
Net Assets...................................................        $434,053
                                                                     ========
Class I Shares
 Net Assets..................................................        $138,779
 Shares outstanding..........................................         138,779
 Offering and redemption price per share.....................        $   1.00
                                                                     ========
Class II Shares
 Net Assets..................................................        $180,873
 Shares outstanding..........................................         180,874
 Offering and redemption price per share.....................        $   1.00
                                                                     ========
Class III Shares
 Net Assets..................................................        $114,401
 Shares outstanding..........................................         114,401
 Offering price per share....................................        $   1.00
                                                                     ========

 Statement of Operations

                                                For the year ended July 31, 2000
                                                          (Amounts in thousands)

Investment Income:
Interest income...................................................      $15,482
Dividend income...................................................            2
                                                                        -------
 Total Investment Income..........................................       15,484
Expenses:
Investment advisory fees.......................................... $513
Administration fees...............................................  257
Distribution fees -- Class II Shares..............................  191
Distribution fees -- Class III Shares.............................  250
Custodian fees....................................................   60
Accounting fees...................................................   51
Transfer agent fees...............................................   84
Trustee fees and expenses.........................................    9
Other fees........................................................   87
                                                                   ----
 Total expenses before voluntary fee reductions...................        1,502
 Expenses voluntarily reduced.....................................         (533)
                                                                        -------
 Net expenses.....................................................          969
                                                                        -------
Net Investment Income.............................................       14,515
                                                                        -------
Realized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions..........           (1)
                                                                        -------
Change in net assets resulting from operations....................      $14,514
                                                                        =======

                       See notes to financial statements

AMSOUTH FUNDS
Institutional Prime Obligations Fund

 Statements of Changes in Net Assets

                                                       Year Ended Period Ended
                                                        July 31,    July 31,
                                                          2000      1999 (a)
                                                       ---------- ------------
                                                       (Amounts in thousands)
From Investment Activities:
Operations:
 Net Investment income...............................   $ 14,515    $  4,736
 Net realized gains (losses) from investment
  transactions.......................................         (1)         --
                                                        --------    --------
Change in net assets resulting from operations.......     14,514       4,736
                                                        --------    --------
Distributions to Class I Shareholders:
 From net investment income..........................     (7,471)     (4,300)
Distributions to Class II Shareholders:
 From net investment income..........................     (4,334)       (306)(b)
Distributions to Class III Shareholders:
 From net investment income..........................     (2,710)       (130)(c)
                                                        --------    --------
Change in net assets from shareholder distributions..    (14,515)     (4,736)
                                                        --------    --------
Change in net assets from capital transactions.......    325,021     109,033
                                                        --------    --------
Change in net assets.................................    325,020     109,033
Net Assets:
 Beginning of period.................................    109,033          --
                                                        --------    --------
 End of period.......................................   $434,053    $109,033
                                                        ========    ========

---------
(a) For the period from September 15, 1998 (commencement of operations) through July 31, 1999.
(b) For the period from February 19, 1999 (commencement of operations) through July 31, 1999.
(c) For the period from February 22, 1999 (commencement of operations) through July 31, 1999.

                       See notes to financial statements

AMSOUTH FUNDS
Institutional Prime Obligations Fund

 Financial Highlights, Class I Shares

                                                      Year Ended Period Ended
                                                       July 31,    July 31,
                                                         2000      1999 (a)
                                                      ---------- ------------
Net Asset Value, Beginning of Period.................  $  1.000    $ 1.000
                                                       --------    -------
Investment Activities
 Net investment income...............................     0.057      0.042
                                                       --------    -------
 Total from Investment Activities....................     0.057      0.042
                                                       --------    -------
Distributions
 Net investment income...............................    (0.057)    (0.042)
                                                       --------    -------
 Total Distributions.................................    (0.057)    (0.042)
                                                       --------    -------
Net change in asset value............................        --         --
                                                       --------    -------
Net Asset Value, End of Period.......................  $  1.000    $ 1.000
                                                       ========    =======
Total Return.........................................      5.82%      4.31%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)....................  $138,779    $69,458
Ratio of expenses to average net assets..............      0.21%      0.22%(c)
Ratio of net investment income to average net
 assets..............................................      5.73%      4.82%(c)
Ratio of expenses to average net assets*.............      0.41%      0.45%(c)

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from September 15, 1998 (commencement of operations) through July 31, 1999.
(b)  Not annualized.
(c)  Annualized.

 Financial Highlights, Class II Shares

                                                      Year Ended Period Ended
                                                       July 31,    July 31,
                                                         2000      1999 (a)
                                                      ---------- ------------
Net Asset Value, Beginning of Period.................  $  1.000    $  1.00
                                                       --------    -------
Investment Activities
 Net investment income...............................     0.054      0.020
                                                       --------    -------
 Total from Investment Activities....................     0.054      0.020
                                                       --------    -------
Distributions
 Net investment income...............................    (0.054)    (0.020)
                                                       --------    -------
 Total Distributions.................................    (0.054)    (0.020)
                                                       --------    -------
Net change in asset value............................        --         --
                                                       --------    -------
Net Asset Value, End of Period.......................  $  1.000    $ 1.000
                                                       ========    =======
Total Return.........................................      5.55%      1.96%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)....................  $180,873    $26,000
Ratio of expenses to average net assets..............      0.45%      0.49%(c)
Ratio of net investment income to average net
 assets..............................................      5.69%      4.45%(c)
Ratio of expenses to average net assets*.............      0.66%      0.72%(c)

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from February 19, 1999 (commencement of operations) through July 31, 1999.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Institutional Prime Obligations Fund

 Financial Highlights, Class III Shares

                                                      Year Ended Period Ended
                                                       July 31,    July 31,
                                                         2000      1999 (a)
                                                      ---------- ------------
Net Asset Value, Beginning of Period.................  $  1.000    $ 1.000
                                                       --------    -------
Investment Activities
 Net investment income...............................     0.052      0.018
                                                       --------    -------
 Total from Investment Activities....................     0.052      0.018
                                                       --------    -------
Distributions
 Net investment income...............................    (0.052)    (0.018)
                                                       --------    -------
 Total Distributions.................................    (0.052)    (0.018)
                                                       --------    -------
Net change in asset value............................        --         --
                                                       --------    -------
Net Asset Value, End of Period.......................  $  1.000    $ 1.000
                                                       ========    =======
Total Return.........................................      5.29%      1.84%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)....................  $114,401    $13,575
Ratio of expenses to average net assets..............      0.71%      0.74%(c)
Ratio of net investment income to average net
 assets..............................................      5.43%      4.22%(c)
Ratio of expenses to average net assets*.............      0.91%      0.97%(c)

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions not occurred, the ratios would have been as indicated.
(a) For the period from February 22, 1999 (commencement of operations) through July 31, 1999.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS

                         Notes to Financial Statements
                                 July 31, 2000

1.Organization:

  AmSouth Funds (the "Trust") was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

  The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Value Fund, the AmSouth Growth Fund, the AmSouth Capital Growth Fund, the AmSouth Large Cap Fund, the AmSouth Mid Cap Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Balanced Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth International Equity Fund, the AmSouth Strategic Portfolios: Aggressive Growth Portfolio, the AmSouth Strategic
Portfolios: Growth Portfolio, the AmSouth Strategic Portfolios: Growth and Income Portfolio, the AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, the AmSouth Strategic Portfolios: Current Income Portfolio, the AmSouth Bond Fund, the AmSouth Limited Term Bond Fund, the AmSouth Government Income Fund, the AmSouth Limited Term U.S. Government Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Exempt Fund, the AmSouth Tennessee Tax-Exempt Fund, the AmSouth Limited Term Tennessee Tax-Exempt Fund, (collectively, "the variable net asset funds"), the AmSouth Prime Money Market Fund, the AmSouth U.S. Treasury Money Market Fund, the AmSouth Treasury Reserve Money Market Fund, the AmSouth Tax-Exempt Money Market Fund and the AmSouth Institutional Prime Obligations Fund (collectively, "the money market funds") (collectively, "the Funds" and individually "a Fund").

  The investment objectives of the Funds are as follows:

  The VALUE FUND (formerly known as the AmSouth Equity Fund) -- seeks capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stock, such as convertible bonds and convertible preferred stock.

  The GROWTH FUND (formerly known as the AmSouth Capital Growth Fund) -- seeks long-term capital appreciation by investing in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks.

  The CAPITAL GROWTH FUND (formerly known as the ISG Capital Growth Fund) -- seeks to provide investors with capital growth.

  The LARGE CAP FUND (formerly known as the ISG Large-Cap Equity Fund) -- seeks to provide investors with long-term capital appreciation and, as a secondary objective, current income.

  The MID CAP FUND (formerly known as the ISG Mid-Cap Fund) -- seeks to provide investors with capital appreciation.

  The SMALL CAP FUND -- seeks capital appreciation by investing in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks.

  The EQUITY INCOME FUND -- seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks, and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stock.

  The BALANCED FUND -- seeks to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy.

  The SELECT EQUITY FUND -- seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks.

  The ENHANCED MARKET FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stock and securities convertible into common stocks such as convertible bonds and convertible preferred stock.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


  The INTERNATIONAL EQUITY FUND (formerly known as the ISG International Equity
Fund) -- seeks to provide investors with capital appreciation.

  The STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH PORTFOLIO (formerly known as the ISG Aggressive Growth Portfolio) -- seeks to provide investors with capital growth.

  The STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO (formerly known as the ISG Growth Portfolio) -- seeks to provide investors with long-term capital growth.

  The STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO (formerly known as the ISG Growth & Income Portfolio) -- seeks to provide investors with long-term capital growth and a moderate level of current income.

  The STRATEGIC PORTFOLIOS: MODERATE GROWTH AND INCOME PORTFOLIO (formerly known as the ISG Moderate Growth & Income Portfolio) -- seeks to provide investors with current income and a moderate level of capital growth.

  The STRATEGIC PORTFOLIOS: CURRENT INCOME PORTFOLIO (formerly known as the ISG Current Income Portfolio) -- seeks to provide investors with current income.

  The BOND FUND -- seeks current income consistent with the preservation of capital.

  The LIMITED TERM BOND FUND (formerly known as the AmSouth Limited Maturity
Fund) -- seeks current income consistent with the preservation of capital.

  The GOVERNMENT INCOME FUND -- seeks current income consistent with the preservation of capital.

  The LIMITED TERM U.S. GOVERNMENT FUND (formerly known as the ISG Limited Term U.S. Government Fund) -- seeks to provide investors with high current income without assuming undue risk.

  The MUNICIPAL BOND FUND -- seeks to produce as high a level of current Federal tax-exempt income, as is consistent with the preservation of capital.

  The FLORIDA TAX-EXEMPT FUND (formerly known as the AmSouth Florida Tax-Free
Fund) -- seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangible taxes as is consistent with the preservation of capital.

  The TENNESSEE TAX-EXEMPT FUND (formerly known as the ISG Tennessee Tax-Exempt
Fund) -- seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk.

  The LIMITED TERM TENNESSEE TAX-EXEMPT FUND (formerly known as the ISG Limited Term Tennessee Tax-Exempt Fund) -- seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk.

  The PRIME MONEY MARKET FUND (formerly known as the AmSouth Prime Obligations
Fund) -- seeks current income with liquidity and stability of principal.

  The U.S. TREASURY MONEY MARKET FUND (formerly known as the AmSouth U.S. Treasury Fund) -- seeks current income with liquidity and stability of principal.

  The TREASURY RESERVE MONEY MARKET FUND (formerly known as the ISG Treasury Money Market Fund) --seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

  The TAX-EXEMPT MONEY MARKET FUND (formerly known as the AmSouth Tax-Exempt
Fund) -- seeks as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal.

  The INSTITUTIONAL PRIME OBLIGATIONS FUND -- seeks current income with liquidity and stability of principal.

2.Reorganization:

  The Funds entered into an Agreement and Plan of Reorganization with the ISG Funds pursuant to which all of the assets and liabilities of each ISG Fund transferred to a corresponding AmSouth Fund in exchange for shares of the AmSouth Fund. Each ISG Fund listed below transferred all of its assets and liabilities to the corresponding AmSouth Fund identified opposite its name in exchange for shares of such AmSouth Fund and changed its fiscal year end to July 31:

               ISG Funds                                          AmSouth Funds
               ---------                                          -------------
ISG Capital Growth Fund                          AmSouth Capital Growth Fund
ISG Large-Cap Equity Fund                        AmSouth Large Cap Fund
ISG Mid-Cap Fund                                 AmSouth Mid Cap Fund
ISG Small-Cap Opportunity Fund                   AmSouth Small Cap Fund
ISG Equity Income Fund                           AmSouth Equity Income Fund
ISG International Equity Fund                    AmSouth International Equity Fund
ISG Aggressive Growth Portfolio                  AmSouth Strategic Portfolios: Aggressive Growth
                                                 Portfolio
ISG Growth Portfolio                             AmSouth Strategic Portfolios: Growth Portfolio
ISG Growth & Income Portfolio                    AmSouth Strategic Portfolios: Growth and Income
                                                 Portfolio
ISG Moderate Growth & Income Portfolio           AmSouth Strategic Portfolios: Moderate Growth
                                                 and Income Portfolio
                                                 AmSouth Strategic Portfolios: Current Income
ISG Current Income Portfolio                     Portfolio
ISG Income Fund                                  AmSouth Bond Fund
ISG Limited Term Income Fund                     AmSouth Limited Term Bond Fund
ISG Government Income Fund                       AmSouth Government Income Fund
ISG Limited Term U.S. Government Fund            AmSouth Limited Term U.S. Government Fund
ISG Municipal Income Fund                        AmSouth Municipal Bond Fund
ISG Tennessee Tax-Exempt Fund                    AmSouth Tennessee Tax-Exempt Fund
ISG Limited Term Tennessee Tax-Exempt Fund       AmSouth Limited Term Tennessee Tax-Exempt Fund
ISG Prime Money Market Fund                      AmSouth Prime Money Market Fund
ISG Treasury Money Market Fund                   AmSouth Treasury Reserve Money Market Fund
ISG Tax-Exempt Money Market Fund                 AmSouth Tax-Exempt Money Market Fund


  The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 13, 2000 and was approved by shareholders of the ISG Funds at a Special Meeting of Shareholders held on February 11, 2000. The following is a summary of shares outstanding, net assets, net asset value per share, undistributed net investment income, accumulated net realized gains (losses) and unrealized appreciation (depreciation) immediately before and after the reorganization:

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                                                                      After
                                         Before Reorganization    Reorganization
                                      --------------------------- --------------
                                      ISG Capital     AmSouth        AmSouth
                                         Growth    Capital Growth Capital Growth
                                          Fund          Fund           Fund
                                      ------------ -------------- --------------
Class A
  Shares.............................      779,629        --            779,629
  Net Assets......................... $ 10,814,963      $ --       $ 10,814,963
  Net Asset Value.................... $      13.87      $ --       $      13.87
Class B
  Shares.............................      591,438        --            591,438
  Net Assets......................... $  7,949,059      $ --       $  7,949,059
  Net Asset Value.................... $      13.44      $ --       $      13.44
Trust
  Shares.............................   19,602,706        --         19,602,706
  Net Assets......................... $270,349,507      $ --       $270,349,507
  Net Asset Value.................... $      13.79      $ --       $      13.79
Unrealized Appreciation.............. $ 35,279,850      $ --       $ 35,279,850
                                                                      After
                                         Before Reorganization    Reorganization
                                      --------------------------- --------------
                                       ISG Large-
                                          Cap         AmSouth        AmSouth
                                         Equity      Large Cap      Large Cap
                                          Fund          Fund           Fund
                                      ------------ -------------- --------------
Class A
  Shares.............................    2,806,201        --          2,806,201
  Net Assets......................... $ 74,684,236      $ --       $ 74,684,236
  Net Asset Value.................... $      26.61      $ --       $      26.61
Class B
  Shares.............................      771,877        --            771,877
  Net Assets......................... $ 20,304,387      $ --       $ 20,304,387
  Net Asset Value.................... $      26.31      $ --       $      26.31
Trust
  Shares.............................   25,140,642        --         25,140,642
  Net Assets......................... $668,933,544      $ --       $668,933,544
  Net Asset Value.................... $      26.61      $ --       $      26.61
Unrealized Appreciation.............. $378,072,734      $ --       $378,072,734
                                                                      After
                                         Before Reorganization    Reorganization
                                      --------------------------- --------------
                                          ISG         AmSouth        AmSouth
                                        Mid-Cap       Mid Cap        Mid Cap
                                          Fund          Fund           Fund
                                      ------------ -------------- --------------
Class A
  Shares.............................      380,582        --            380,582
  Net Assets......................... $  8,292,145      $ --       $  8,292,145
  Net Asset Value.................... $      21.79      $ --       $      21.79
Class B
  Shares.............................      364,887        --            364,887
  Net Assets......................... $  7,901,180      $ --       $  7,901,180
  Net Asset Value.................... $      21.65      $ --       $      21.65
Trust
  Shares.............................    3,166,614        --          3,166,614
  Net Assets......................... $ 69,051,431      $ --       $ 69,051,431
  Net Asset Value.................... $      21.81      $ --       $      21.81
Unrealized Appreciation.............. $ 27,860,513      $ --       $ 27,860,513


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

                                                                     After
                                         Before Reorganization   Reorganization
                                       ------------------------- --------------
                                       ISG Small-Cap   AmSouth      AmSouth
                                        Opportunity   Small Cap    Small Cap
                                           Fund         Fund          Fund
                                       ------------- ----------- --------------
Class A
  Shares.............................       506,220      142,537       707,025
  Net Assets.........................   $ 7,699,370  $ 1,943,789  $  9,643,159
  Net Asset Value....................   $     15.21  $     13.64  $      13.64
Class B
  Shares.............................        29,990      100,342       133,766
  Net Assets.........................   $   449,620  $ 1,349,633  $  1,799,253
  Net Asset Value....................   $     14.99  $     13.45  $      13.45
Trust
  Shares.............................     5,915,519    4,366,516    10,898,145
  Net Assets.........................   $89,677,800  $59,967,533  $149,645,333
  Net Asset Value....................   $     15.16  $     13.73  $      13.73
Unrealized Appreciation..............   $20,902,693  $17,944,996  $ 38,847,689
Accumulated Net Realized Gains
 (Losses)............................   $(2,255,570) $ 1,300,016  $   (955,554)

The AmSouth Small Cap Fund retained its investment objective and financial history after the reorganization.

                                                                     After
                                         Before Reorganization   Reorganization
                                       ------------------------- --------------
                                        ISG Equity     AmSouth
                                          Income       Equity    AmSouth Equity
                                           Fund      Income Fund  Income Fund
                                       ------------- ----------- --------------
Class A
  Shares.............................       569,793    1,954,224     2,277,671
  Net Assets.........................   $ 4,902,199  $29,607,765  $ 34,509,964
  Net Asset Value....................   $      8.60  $     15.15  $      15.15
Class B
  Shares.............................       727,946      878,275     1,293,141
  Net Assets.........................   $ 6,258,959  $13,249,379  $ 19,508,338
  Net Asset Value....................   $      8.60  $     15.09  $      15.09
Trust
  Shares.............................     7,905,530    2,210,708     6,700,591
  Net Assets.........................   $68,064,110  $33,514,860  $101,578,970
  Net Asset Value....................   $      8.61  $     15.16  $      15.16
Unrealized Appreciation..............   $   268,340  $10,112,984  $ 10,381,324
Undistributed Net Investment Income..   $     8,124  $    11,205  $     19,329
Accumulated Net Realized Gains
 (Losses)............................   $(1,414,076) $ 4,409,413  $  2,995,337

The AmSouth Equity Income Fund retained its investment objective and financial history after the reorganization.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                                                                     After
                                   Before Reorganization        Reorganization
                              -------------------------------- -----------------
                                   ISG            AmSouth           AmSouth
                              International    International     International
                               Equity Fund      Equity Fund       Equity Fund
                              -------------- ----------------- -----------------
Class A
  Shares.....................      100,618           --               100,618
  Net Assets.................  $ 1,258,163          $--           $ 1,258,163
  Net Asset Value............  $     12.50          $--           $     12.50
Class B
  Shares.....................       34,916           --                34,916
  Net Assets.................  $   433,831          $--           $   433,831
  Net Asset Value............  $     12.43          $--           $     12.43
Trust
  Shares.....................    5,322,071           --             5,322,071
  Net Assets.................  $66,536,927          $--           $66,536,927
  Net Asset Value............  $     12.50          $--           $     12.50
Unrealized Appreciation......  $ 5,213,330          $--           $ 5,213,330
                                                                     After
                                   Before Reorganization        Reorganization
                              -------------------------------- -----------------
                                             AmSouth Strategic AmSouth Strategic
                              ISG Aggressive    Portfolios:       Portfolios:
                                  Growth     Aggressive Growth Aggressive Growth
                                Portfolio        Portfolio         Portfolio
                              -------------- ----------------- -----------------
Class A
  Shares.....................       42,393           --                42,393
  Net Assets.................  $   491,154          $--           $   491,154
  Net Asset Value............  $     11.59          $--           $     11.59
Class B
  Shares.....................       45,939           --                45,939
  Net Assets.................  $   528,039          $--           $   528,039
  Net Asset Value............  $     11.49          $--           $     11.49
Trust
  Shares.....................    1,661,023           --             1,661,023
  Net Assets.................  $19,221,990          $--           $19,221,990
  Net Asset Value............  $     11.57          $--           $     11.57
Unrealized Appreciation......  $   703,404          $--           $   703,404
                                                                     After
                                   Before Reorganization        Reorganization
                              -------------------------------- -----------------
                                   ISG       AmSouth Strategic AmSouth Strategic
                                  Growth        Portfolios:       Portfolios:
                                Portfolio    Growth Portfolio  Growth Portfolio
                              -------------- ----------------- -----------------
Class A
  Shares.....................       23,006           --                23,006
  Net Assets.................  $   242,623          $--           $   242,623
  Net Asset Value............  $     10.55          $--           $     10.55
Class B
  Shares.....................      111,334           --               111,334
  Net Assets.................  $ 1,171,560          $--           $ 1,171,560
  Net Asset Value............  $     10.52          $--           $     10.52
Trust
  Shares.....................    2,835,625           --             2,835,625
  Net Assets.................  $30,021,188          $--           $30,021,188
  Net Asset Value............  $     10.59          $--           $     10.59
Unrealized Appreciation......  $   291,685          $--           $   291,685

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                                                                     After
                                Before Reorganization            Reorganization
                         ------------------------------------ --------------------
                                          AmSouth Strategic    AmSouth Strategic
                               ISG           Portfolios:          Portfolios:
                         Growth & Income  Growth and Income    Growth and Income
                            Portfolio         Portfolio            Portfolio
                         --------------- -------------------- --------------------
Class A
  Shares................        49,048            --                   49,048
  Net Assets............   $   508,979           $--              $   508,979
  Net Asset Value.......   $     10.38           $--              $     10.38
Class B
  Shares................       167,417            --                  167,417
  Net Assets............   $ 1,737,834           $--              $ 1,737,834
  Net Asset Value.......   $     10.38           $--              $     10.38
Trust
  Shares................     8,303,516            --                8,303,516
  Net Assets............   $86,414,873           $--              $86,414,873
  Net Asset Value.......   $     10.41           $--              $     10.41
Unrealized
 Depreciation...........   $(2,411,311)          $--              $(2,411,311)
                                                                     After
                                Before Reorganization            Reorganization
                         ------------------------------------ --------------------
                                          AmSouth Strategic    AmSouth Strategic
                          ISG Moderate       Portfolios:          Portfolios:
                         Growth & Income   Moderate Growth      Moderate Growth
                            Portfolio    and Income Portfolio and Income Portfolio
                         --------------- -------------------- --------------------
Class A
  Shares................        14,049            --                   14,049
  Net Assets............   $   138,570           $--              $   138,570
  Net Asset Value.......   $      9.86           $--              $      9.86
Class B
  Shares................        83,357            --                   83,357
  Net Assets............   $   821,149           $--              $   821,149
  Net Asset Value.......   $      9.85           $--              $      9.85
Trust
  Shares................     2,194,361            --                2,194,361
  Net Assets............   $21,690,023           $--              $21,690,023
  Net Asset Value.......   $      9.88           $--              $      9.88
Unrealized
 Depreciation...........   $  (656,338)          $--              $  (656,338)

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                                                                   After
                                 Before Reorganization        Reorganization
                            -------------------------------- -----------------
                                           AmSouth Strategic AmSouth Strategic
                                 ISG          Portfolios:       Portfolios:
                            Current Income  Current Income    Current Income
                              Portfolio        Portfolio         Portfolio
                            -------------- ----------------- -----------------
Class A
  Shares...................          338               --               338
  Net Assets...............  $     3,177     $         --      $      3,177
  Net Asset Value..........  $      9.39     $         --      $       9.39
Class B
  Shares...................            1               --                 1
  Net Assets...............  $        10     $         --      $         10
  Net Asset Value..........  $      9.36     $         --      $       9.36
Trust
  Shares...................       69,625               --            69,625
  Net Assets...............  $   656,745     $         --      $    656,745
  Net Asset Value..........  $      9.43     $         --      $       9.43
Unrealized Depreciation....  $    (8,887)    $         --      $     (8,887)
                                                                   After
                                 Before Reorganization        Reorganization
                            -------------------------------- -----------------
                              ISG Income
                                 Fund      AmSouth Bond Fund AmSouth Bond Fund
                            -------------- ----------------- -----------------
Class A
  Shares...................      318,629          667,565           960,642
  Net Assets...............  $ 3,032,083     $  6,911,513      $  9,943,596
  Net Asset Value..........  $      9.52     $      10.35      $      10.35
Class B
  Shares...................      129,214          228,292           347,249
  Net Assets...............  $ 1,228,472     $  2,358,638      $  3,587,110
  Net Asset Value..........  $      9.51     $      10.33      $      10.33
Trust
  Shares...................    9,630,807       36,878,722        45,727,898
  Net Assets...............  $91,584,025     $381,774,047      $473,358,072
  Net Asset Value..........  $      9.51     $      10.35      $      10.35
Unrealized Depreciation....  $(4,461,982)    $ (8,912,776)     $(13,374,758)
Accumulated Net Realized
 Losses....................  $  (788,888)    $   (986,569)     $ (1,775,457)

The AmSouth Bond Fund retained its investment objective and financial history after the reorganization.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                                                                    After
                                      Before Reorganization     Reorganization
                                     -------------------------  --------------
                                                     AmSouth
                                     ISG Limited     Limited       AmSouth
                                     Term Income      Term       Limited Term
                                         Fund       Bond Fund     Bond Fund
                                     ------------  -----------  --------------
Class A
  Shares............................      662,971      191,162        823,819
  Net Assets........................ $  6,362,409  $ 1,923,376   $  8,285,785
  Net Asset Value................... $       9.60  $     10.06   $      10.06
Class B
  Shares............................       73,432      154,285        224,282
  Net Assets........................ $    703,619  $ 1,550,600   $  2,254,219
  Net Asset Value................... $       9.58  $     10.05   $      10.05
Trust
  Shares............................    9,495,898    9,607,645     18,669,337
  Net Assets........................ $ 91,125,732  $96,671,893   $187,797,625
  Net Asset Value................... $       9.60  $     10.06   $      10.06
Unrealized Depreciation............. $ (2,282,663) $(2,304,972)  $ (4,587,635)
Accumulated Net Realized Losses..... $   (455,223) $(1,097,215)  $ (1,552,438)

The AmSouth Limited Term Bond Fund retained its investment objective and financial history after the reorganization.

                                                                    After
                                      Before Reorganization     Reorganization
                                     -------------------------  --------------
                                         ISG         AmSouth       AmSouth
                                      Government   Government     Government
                                     Income Fund   Income Fund   Income Fund
                                     ------------  -----------  --------------
Class A
  Shares............................      339,412      384,924        728,990
  Net Assets........................ $  3,262,174  $ 3,649,318   $  6,911,492
  Net Asset Value................... $       9.61  $      9.48   $       9.48
Class B
  Shares............................       57,876           --         58,486
  Net Assets........................ $    554,307  $        --   $    554,307
  Net Asset Value................... $       9.58  $        --   $       9.48
Trust
  Shares............................   37,941,780      477,690     38,899,745
  Net Assets........................ $364,289,541  $ 4,529,465   $368,819,006
  Net Asset Value................... $       9.60  $      9.48   $       9.48
Unrealized Appreciation
 (Depreciation)..................... $ (8,765,840) $  (132,256)  $ (8,898,096)
Accumulated Net Realized Losses..... $ (2,904,252) $  (363,265)  $ (3,267,517)

The AmSouth Government Income Fund retained its investment objective and financial history after the reorganization.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                                                                    After
                                     Before Reorganization     Reorganization
                                 ----------------------------- ---------------
                                  ISG Limited  AmSouth Limited AmSouth Limited
                                   Term U.S.        Term            Term
                                  Government   U.S. Government U.S. Government
                                     Fund           Fund            Fund
                                 ------------- --------------- ---------------
Class A
  Shares........................      364,995             --         364,995
  Net Assets....................  $ 3,585,943   $         --    $  3,585,943
  Net Asset Value...............  $      9.82   $         --    $       9.82
Class B
  Shares........................       42,704             --          42,704
  Net Assets....................  $   419,745   $         --    $    419,745
  Net Asset Value...............  $      9.83   $         --    $       9.83
Trust
  Shares........................    4,158,949             --       4,158,949
  Net Assets....................  $40,856,623   $         --    $ 40,856,623
  Net Asset Value...............  $      9.82   $         --    $       9.82
Unrealized Depreciation.........  $(1,117,721)  $         --    $ (1,117,721)
                                                                    After
                                     Before Reorganization     Reorganization
                                 ----------------------------- ---------------
                                 ISG Municipal     AmSouth         AmSouth
                                    Income     Municipal Bond  Municipal Bond
                                     Fund           Fund            Fund
                                 ------------- --------------- ---------------
Class A
  Shares........................      210,434        417,146         635,513
  Net Assets....................  $ 2,084,576   $  3,983,416    $  6,067,992
  Net Asset Value...............  $      9.91   $       9.55    $       9.55
Class B
  Shares........................       32,044         28,789          61,975
  Net Assets....................  $   316,500   $    274,706    $    591,206
  Net Asset Value...............  $      9.88   $       9.54    $       9.54
Trust
  Shares........................    3,549,511     37,084,082      40,767,397
  Net Assets....................  $35,161,855   $354,205,658    $389,367,513
  Net Asset Value...............  $      9.91   $       9.55    $       9.55
Unrealized Depreciation.........  $(1,940,180)  $ (6,216,118)   $ (8,156,298)
Accumulated Net Realized Gains
 (Losses).......................  $  (307,415)  $     26,244    $   (281,171)

The AmSouth Municipal Bond Fund retained its investment objective and financial history after the reorganization.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                                                                    After
                                    Before Reorganization      Reorganization
                                ------------------------------ ---------------
                                ISG Tennessee      AmSouth         AmSouth
                                  Tax-Exempt   Tennessee Tax-  Tennessee Tax-
                                     Fund        Exempt Fund     Exempt Fund
                                -------------- --------------- ---------------
Class A
  Shares.......................       333,704             --         333,704
  Net Assets...................  $  3,188,308   $         --    $  3,188,308
  Net Asset Value..............  $       9.55   $         --    $       9.55
Class B
  Shares.......................       114,856             --         114,856
  Net Assets...................  $  1,099,417   $         --    $  1,099,417
  Net Asset Value..............  $       9.57   $         --    $       9.57
Trust
  Shares.......................     7,645,018             --       7,645,018
  Net Assets...................  $ 73,037,977   $         --    $ 73,037,977
  Net Asset Value..............  $       9.55   $         --    $       9.55
Unrealized Depreciation........  $ (2,069,545)  $         --    $ (2,069,545)
                                                                    After
                                    Before Reorganization      Reorganization
                                ------------------------------ ---------------
                                 ISG Limited   AmSouth Limited AmSouth Limited
                                Term Tennessee Term Tennessee  Term Tennessee
                                  Tax-Exempt     Tax-Exempt      Tax-Exempt
                                     Fund           Fund            Fund
                                -------------- --------------- ---------------
Class A
  Shares.......................     1,904,316             --       1,904,316
  Net Assets...................  $ 18,428,450   $         --    $ 18,428,450
  Net Asset Value..............  $       9.68   $         --    $       9.68
Class B
  Shares.......................        54,544             --          54,544
  Net Assets...................  $    527,557   $         --    $    527,557
  Net Asset Value..............  $       9.67   $         --    $       9.67
Unrealized Depreciation........  $   (562,144)  $         --    $   (562,144)
                                                                    After
                                    Before Reorganization      Reorganization
                                ------------------------------ ---------------
                                  ISG Prime     AmSouth Prime   AmSouth Prime
                                 Money Market   Money Market    Money Market
                                     Fund           Fund            Fund
                                -------------- --------------- ---------------
Class A
  Shares.......................   454,104,522    216,565,899     670,670,421
  Net Assets...................  $454,062,155   $216,560,228    $670,622,383
  Net Asset Value..............  $       1.00   $       1.00    $       1.00
Class B
  Shares.......................       568,390        659,801       1,228,191
  Net Assets...................  $    568,348   $    659,801    $  1,228,149
  Net Asset Value..............  $       1.00   $       1.00    $       1.00
Trust
  Shares.......................   280,189,093    556,247,163     836,436,256
  Net Assets...................  $280,170,931   $556,231,936    $836,402,867
  Net Asset Value..............  $       1.00   $       1.00    $       1.00
Accumulated Net Realized
 Losses........................  $    (56,577)  $     (6,231)   $    (62,808)

The AmSouth Prime Money Market Fund retained its investment objective and financial history after the reorganization.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                                                                   After
                                  Before Reorganization        Reorganization
                             -------------------------------- ----------------
                              ISG Treasury   AmSouth Treasury AmSouth Treasury
                              Money Market    Reserve Money    Reserve Money
                                  Fund         Market Fund      Market Fund
                             --------------- ---------------- ----------------
Class A
  Shares....................   141,304,610               --      141,304,610
  Net Assets................  $141,297,122     $         --     $141,297,122
  Net Asset Value...........  $       1.00     $         --     $       1.00
Trust
  Shares....................   321,301,450               --      321,301,450
  Net Assets................  $321,287,256     $         --     $321,287,256
  Net Asset Value...........  $       1.00     $         --     $       1.00
                                                                   After
                                  Before Reorganization        Reorganization
                             -------------------------------- ----------------
                             ISG Tax-Exempt    AmSouth Tax-     AmSouth Tax-
                              Money Market     Exempt Money     Exempt Money
                                  Fund         Market Fund      Market Fund
                             --------------- ---------------- ----------------
Class A
  Shares....................     4,913,597       51,851,926       56,765,523
  Net Assets................  $  4,901,137     $ 51,784,617     $ 56,685,754
  Net Asset Value...........  $       1.00     $       1.00     $       1.00
Trust
  Shares....................    96,647,934       57,128,168      153,776,102
  Net Assets................  $ 96,445,861     $ 57,010,917     $153,456,778
  Net Asset Value...........  $       1.00     $       1.00     $       1.00
Accumulated Net Realized
 Losses.....................  $   (213,700)    $   (184,560)    $   (398,260)

The AmSouth Tax-Exempt Money Market Fund retained its investment objective and financial history after the reorganization.

  The Funds also entered into an Agreement and Plan of Reorganization pursuant to which all of the assets and liabilities of the AmSouth Regional Equity Fund transferred to the AmSouth Value Fund in exchange for shares of the AmSouth
Value Fund.

  The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 13, 2000 and was approved by shareholders of the AmSouth Regional Equity Fund at a Special Meeting of Shareholders held on February 22, 2000. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization:

                                                                   After
                                  Before Reorganization        Reorganization
                             -------------------------------- ----------------
                                 AmSouth         AmSouth          AmSouth
                             Regional Equity      Value            Value
                                  Fund             Fund             Fund
                             --------------- ---------------- ----------------
Class A
  Shares....................       615,920        2,511,863        2,926,161
  Net Assets................  $  7,617,190     $ 46,196,200     $ 53,813,390
  Net Asset Value...........  $      12.37     $      18.39     $      18.39
Class B
  Shares....................        29,790          473,298          493,136
  Net Assets................  $    362,872     $  8,657,687     $  9,020,559
  Net Asset Value...........  $      12.18     $      18.29     $      18.29
Trust
  Shares....................     1,786,915       31,177,615       32,378,290
  Net Assets................  $ 22,071,696     $572,917,610     $594,989,306
  Net Asset Value...........  $      12.35     $      18.38     $      18.38
Unrealized Appreciation.....  $    633,400     $122,964,346     $123,597,746
Accumulated Net Realized
 Gains (Losses).............  $     (2,981)    $     75,074     $     72,093

The AmSouth Value Fund retained its investment objective and financial history after the reorganization.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


3.Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

  Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

  Investments in common stocks, corporate bonds, municipal bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued on the basis of valuations provided by dealers or an independent pricing service approved by the Board of Trustees. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation.

Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Financial Futures Contracts:

  The Enhanced Market Fund invests in financial futures contracts for the purpose of hedging their existing portfolio securities, or securities that they intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers which AmSouth Bank ("AmSouth"), deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Foreign Currency Translation:

  The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of fund securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Risks Associated with Foreign Securities and Currencies:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Forward Currency Contracts:

  The International Equity Fund may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

  Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held are recorded for financial reporting purposes as unrealized gains and losses by the Fund. There were no forwards open at July 31, 2000.

Financial Instruments:

  The Equity Income Fund may write call options only on securities that are owned by the Fund ("covered calls"). A written call option gives a specified counter-party the right to require the writer of the option to deliver the agreed upon securities, at the agreed upon price, up until the expiration date specified in the contract. For this right, a premium is paid to the writer of the option. The premium received by the Fund for writing the option is booked as realized gains to the Fund. The risks associated with writing a covered call option are diminished compared to writing an uncovered call. The Fund does not bear the risk of having to purchase the securities in the open market at a price greater than the call price should the call option be exercised. Since the Fund owns the securities on which the call has been written, the Fund bears the risk of not receiving the fair market value of a security if the option is exercised. They would be required to sell the securities at the agreed upon price, which would presumably be lower than the fair market value of the securities if the option is exercised.

  The table below reflects the Equity Income Fund's activity in covered calls, all of which were for purposes of earning additional income, during the year ended July 31, 2000. The Premiums column represents the premiums paid by the option counterparties to the Fund in connection with entering into the covered calls.


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

Option activities for the year ended July 31, 2000:

                              Covered Call Options

                                                              Number of
                                                               Options  Premiums
                                                              Contracts Received
                                                              --------- --------
Contracts outstanding at July 31, 1999.......................    --          --
Options written..............................................    40     $49,378
Options expired..............................................    --          --
Options closed...............................................    --          --
Options exercised............................................    --          --
                                                                 ---    -------
Contracts outstanding at July 31, 2000.......................    40     $49,378
                                                                 ===    =======

Securities Lending:

  To generate additional income, the Funds may lend up to 33 1/3% of total assets pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned based on prior days closing market value. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

  When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the adviser to be of good standing and creditworthy under guidelines established by the Board of Directors and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of July 31, 2000, the following Funds had securities with the following market values on loan (amounts in thousands):

                                             Market   Market Value   Average
                                            Value of   of Loaned   Market Value
                                           Collateral  Securities    on Loan
                                           ---------- ------------ ------------
Value Fund................................   $127,072     $121,934      $27,593
Growth Fund...............................      5,308        5,260          297
Capital Growth Fund.......................    112,124      109,306      105,481
Large Cap Fund............................    268,531      259,151      353,266
Mid Cap Fund..............................     12,340       12,617        5,625
Small Cap Fund............................     11,844       11,538       11,656
Equity Income Fund........................     14,197       13,900       11,446
Balanced Fund.............................     68,867       66,996       11,150
Select Equity Fund........................        356          340           88
Enhanced Market Fund......................      5,063        4,910          703
Bond Fund.................................    286,062      280,280       54,214
Limited Term Bond Fund....................     86,139       84,070        8,835
Government Income Fund....................    135,529      133,285      149,524
U.S. Treasury Money Market Fund...........     72,000       71,154       16,493
Treasury Reserve Money Market Fund........     66,320       65,499       86,313


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

  The loaned securities were collateralized by cash which was invested in U.S. government securities, commercial paper, investment companies, and repurchase agreements at July 31, 2000.

  As disclosed in the schedules of portfolio investments the Value, Growth, Capital Growth, Large Cap, Mid Cap, Small Cap, Equity Income, Balanced, Select Equity, Enhanced Market, Bond, Limited Term Bond, and Government Income Funds collectively invested cash collateral in a Lehman Brothers Repurchase Agreement with an interest rate of 6.74% and a maturity of 8/1/00 which was collateralized by the following securities (amounts in thousands):

                                                                 Maturity Market
 Principal Description                                     Rate    Date   Value
 --------- -----------                                    ------ -------- ------
  $5,000   Bausch & Lomb, Inc. .........................   6.56%  8/12/26 $4,908
   3,755   Hughes Electronics...........................   0.00% 10/23/00  3,761
   1,400   MBNA CORP-FRN................................   7.13%  6/17/02  1,395
   1,250   Developers Diversified.......................   6.84% 12/16/04  1,166
   1,900   Quebecor World, Inc. ........................   6.50%   8/1/27  1,756
   1,150   CSX Corp. ...................................   7.95%   5/1/27  1,116
   7,000   Time Warner Ent. ............................   8.38%  7/15/33  7,241
     107   Phillips Petroleum...........................   8.50%  5/25/05    111
   1,400   Comcast Cable................................   8.88%   5/1/17  1,525
   7,000   Union Carbide Corp. .........................   6.70%   4/1/09  6,635
   5,400   Black & Decker...............................   7.50%   4/1/03  5,390
   1,000   Viacom Intl., Inc. ..........................  10.25%  9/15/01  1,020
   2,500   Tosco TR 00-E................................   8.58%   3/1/10  2,509
   4,375   Republic of Korea............................   8.75%  4/15/03  4,468
     500   Harcourt General, Inc. ......................   7.30%   4/2/12    399
   2,600   HRPT Properties..............................   6.70%  2/23/05  2,429
   2,200   IBJ Preferred Cap Co. .......................   8.79% 12/29/49  1,992
   2,500   HRPT Properties Trust........................   6.75% 12/18/02  2,405
   1,000   Highwoods Exer Put Opt. .....................   7.19%  6/15/04    942
   1,900   DTE Capital Corp. ...........................   7.11% 11/15/08  1,836

Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized gains, if any, are declared and distributed at least annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

  As of July 31, 2000, the following reclassifications have been made to increase (decrease) such amounts with offsetting adjustments made to capital (amounts in thousands):

                                                  Undistributed  Accumulated Net
                                                  Net Investment Realized Gains
                                                      Income     on Investments
                                                  -------------- ---------------
Value Fund.......................................      $--          $(13,749)
Growth Fund......................................      311              (311)
Capital Growth Fund..............................      561              (561)
Large Cap Fund...................................      411              (411)
Mid Cap Fund.....................................      515                --
Small Cap Fund...................................      861              (861)
Equity Income Fund...............................       (2)                2
Balanced Fund....................................      433              (433)
Select Equity Fund...............................        2                --
Enhanced Market Fund.............................       17               (17)
International Equity Fund........................      219              (219)
Bond Fund........................................      844              (844)
Limited Term Bond Fund...........................      144              (144)
Government Income Fund...........................       98               (98)
Limited Term U.S. Government Fund................       (2)                2
Prime Money Market Fund..........................       --                 6
Treasury Reserve Money Market Fund...............       --                16

Federal Income Taxes:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to all the Funds on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

4.Purchases and Sales of Securities:

  Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 2000 were as follows (amounts in thousands):

                                                             Purchases  Sales
                                                             --------- --------
Value Fund.................................................. $134,864  $469,982
Growth Fund.................................................   60,383    52,719
Capital Growth..............................................  321,110   264,400
Large Cap Equity............................................   76,789    78,637
Mid Cap Equity..............................................   72,882    24,728
Small Cap Fund..............................................  303,169   252,463
Equity Income Fund..........................................  215,848   156,476
Balanced Fund...............................................   43,106   193,283
Select Equity Fund..........................................    3,313    13,561
Enhanced Market Fund........................................   48,485    16,864
International Equity Fund...................................   88,130    23,550
Aggressive Growth Portfolio.................................    3,741     3,776
Growth Portfolio............................................   23,230    16,155
Growth and Income Portfolio.................................   18,605    17,310
Moderate Growth and Income Portfolio........................    4,579     6,408
Current Income Portfolio....................................      124        71
Bond Fund...................................................  149,674   113,646
Limited Term Bond Fund......................................   45,444    61,456
Government Income Fund......................................  105,944    57,124
Limited Term U.S. Government Fund...........................    1,493     2,093
Municipal Bond Fund.........................................   62,098    29,970
Florida Tax-Exempt Fund.....................................    7,445    17,711
Tennessee Tax-Exempt Fund...................................   16,719    29,423
Limited Term Tennessee Tax-Exempt...........................    3,368     6,437

5.Capital Share Transactions:

  The Trust has issued three classes of Fund shares: Class A Shares (formerly Classic Shares), Trust Shares (formerly Premier Shares), and Class B Shares in the Prime Money Market Fund and the variable net asset funds except for the Limited Term Tennessee Tax-Exempt Fund. The Trust has issued three classes of fund shares in the Institutional Prime Obligations Fund: Class I, Class II and Class III. The Trust has issued two classes of Fund shares: Class A (formerly Classic Shares) and Trust Shares in the Limited Term Tennessee Tax-Exempt Fund and the money market funds. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

  Transactions in capital shares for the Funds for the year ended July 31, 1999 and the year ended July 31, 2000, respectively, were as follows (amounts in thousands):

                                       Value Fund (a)          Growth Fund (d)
                                    ----------------------  ---------------------
                                    Year Ended  Year Ended  Year Ended Year Ended
                                     July 31,    July 31,    July 31,   July 31,
                                       2000        1999        2000       1999
                                    ----------  ----------  ---------- ----------
CAPITAL TRANSACTIONS:
Class A Shares (b):
 Proceeds from shares issued....... $   7,669   $  57,426    $  4,756   $ 7,168
 Proceeds from shares issued in
  connection with AmSouth Fund
  merger...........................     7,617          --          --        --
 Dividends reinvested..............     8,862       6,662         431        65
 Cost of shares redeemed...........   (34,656)    (68,598)     (6,452)   (4,647)
                                    ---------   ---------    --------   -------
                                      (10,508)     (4,510)     (1,265)    2,586
                                    ---------   ---------    --------   -------
Class B Shares:
 Proceeds from shares issued.......     1,238       4,945       2,904     3,933
 Proceeds from shares issued in
  connection with AmSouth Fund
  merger...........................       363          --          --        --
 Dividends reinvested..............     1,580         944         299        31
 Cost of shares redeemed...........    (4,882)     (1,866)     (1,843)     (839)
                                    ---------   ---------    --------   -------
                                       (1,701)      4,023       1,360     3,125
                                    ---------   ---------    --------   -------
Trust Shares (c):
 Proceeds from shares issued.......   105,206     136,777      24,237    16,038
 Proceeds from shares issued in
  connection with AmSouth Fund
  merger...........................    22,072          --          --        --
 Dividends reinvested..............    25,799      17,681         348         4
 Cost of shares redeemed...........  (345,378)   (173,589)    (16,274)   (2,206)
                                    ---------   ---------    --------   -------
                                     (192,301)    (19,131)      8,311    13,836
                                    ---------   ---------    --------   -------
Total net increase (decrease) from
 capital transactions.............. $(204,510)  $ (19,618)   $  8,406   $19,547
                                    =========   =========    ========   =======
SHARE TRANSACTIONS:
Class A Shares (b):
 Issued............................       344       2,355         313       538
 Issued in connection with AmSouth
  Fund merger......................       414          --          --        --
 Reinvested........................       438         296          29         5
 Redeemed..........................    (1,682)     (2,824)       (427)     (380)
                                    ---------   ---------    --------   -------
                                         (486)       (173)        (85)      163
                                    ---------   ---------    --------   -------
Class B Shares:
 Issued............................        55         205         194       299
 Issued in connection with AmSouth
  Fund merger......................        20          --          --        --
 Reinvested........................        79          42          21         3
 Redeemed..........................      (237)        (77)       (123)      (64)
                                    ---------   ---------    --------   -------
                                          (83)        170          92       238
                                    ---------   ---------    --------   -------
Trust Shares (c):
 Issued............................     5,000       5,779       1,587     1,196
 Issued in connection with AmSouth
  Fund merger......................     1,201          --          --        --
 Reinvested........................     1,275         787          24        --
 Redeemed..........................   (16,782)     (7,105)     (1,061)     (159)
                                    ---------   ---------    --------   -------
                                       (9,306)       (539)        550     1,037
                                    ---------   ---------    --------   -------
Total net increase (decrease) from
 share transactions................    (9,875)       (542)        557     1,438
                                    =========   =========    ========   =======

---------
(a) Formerly AmSouth Equity Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) Formerly AmSouth Capital Growth Fund.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                                             Capital Growth Fund (a)
                                      --------------------------------------
                                      Period Ended  Year Ended   Year Ended
                                        July 31,   December 31, December 31,
                                        2000 (b)       1999         1998
                                      ------------ ------------ ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.........   $ 27,710     $  6,307     $  3,358
 Dividends reinvested................         --        1,521          630
 Cost of shares redeemed.............    (24,349)      (2,149)        (390)
                                        --------     --------     --------
                                           3,361        5,679        3,598
                                        --------     --------     --------
Class B Shares:
 Proceeds from shares issued.........      1,774        4,808        2,771 (c)
 Dividends reinvested................         --        1,079          321 (c)
 Cost of shares redeemed.............       (865)        (938)        (256)(c)
                                        --------     --------     --------
                                             909        4,949        2,836
                                        --------     --------     --------
Trust Shares (d):
 Proceeds from shares issued.........    116,255       79,575       14,229
 Dividends reinvested................         12       37,171       25,470
 Cost of shares redeemed.............    (72,991)     (53,058)     (25,729)
                                        --------     --------     --------
                                          43,276       63,688       13,970
                                        --------     --------     --------
Total net increase (decrease) from
 capital transactions................   $ 47,546     $ 74,316     $ 20,404
                                        ========     ========     ========
SHARE TRANSACTIONS:
Class A Shares:
 Issued..............................      1,838          428          238
 Reinvested..........................         --          110           48
 Redeemed............................     (1,611)        (147)         (27)
                                        --------     --------     --------
                                             227          391          259
                                        --------     --------     --------
Class B Shares:
 Issued..............................        126          332          198 (c)
 Reinvested..........................         --           81           25 (c)
 Redeemed............................        (61)         (65)         (18)(c)
                                        --------     --------     --------
                                              65          348          205
                                        --------     --------     --------
Trust Shares (d):
 Issued..............................      8,063        5,482        1,021
 Reinvested..........................          1        2,719        1,969
 Redeemed............................     (4,933)      (3,581)      (1,843)
                                        --------     --------     --------
                                           3,131        4,620        1,147
                                        --------     --------     --------
Total net increase (decrease) from
 share transactions..................      3,423        5,359        1,611
                                        ========     ========     ========

---------
(a)  Formerly ISG Capital Growth Fund.
(b)  For the period from January 1, 2000 through July 31, 2000.
(c) For the period from February 5, 1998 (commencement of operations) through December 31, 1998.
(d)  Formerly Institutional Shares.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

                                          Large Cap Fund (a)                         Mid Cap Fund (g)
                          ------------------------------------------------------ -------------------------
                          Period Ended  Year Ended  Period Ended     Year Ended  Period Ended Period Ended
                            July 31,   December 31, December 31,    February 28,   July 31,   December 31,
                            2000 (b)       1999       1998 (c)          1998       2000 (b)     1999 (h)
                          ------------ ------------ ------------    ------------ ------------ ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................   $  26,077    $  22,544    $ 114,374       $ 146,010     $11,322      $ 1,820
 Dividends reinvested...          33        8,796       27,317           4,621          --           --
 Cost of shares
  redeemed..............     (24,193)     (11,009)    (882,188)       (124,794)     (1,254)        (177)
                           ---------    ---------    ---------       ---------     -------      -------
                               1,917       20,331     (740,497)         25,837      10,068        1,643
                           ---------    ---------    ---------       ---------     -------      -------
Class B Shares:
 Proceeds from shares
  issued................       8,640       17,650           97 (d)          --      12,303        1,738
 Dividends reinvested...          --        2,255           --              --          --           --
 Cost of shares
  redeemed..............      (2,555)        (992)          --              --        (584)         (28)
                           ---------    ---------    ---------       ---------     -------      -------
                               6,085       18,913           97              --      11,719        1,710
                           ---------    ---------    ---------       ---------     -------      -------
Trust Shares (f):
 Proceeds from shares
  issued................      91,011      170,115      740,608 (e)          --      37,775       27,414
 Dividends reinvested...         314       69,492           --              --          --           --
 Cost of shares
  redeemed..............    (107,181)    (335,885)     (12,333)(e)          --      (6,749)        (729)
                           ---------    ---------    ---------       ---------     -------      -------
                             (15,856)     (96,278)     728,275              --      31,026       26,685
                           ---------    ---------    ---------       ---------     -------      -------
Total net increase
 (decrease) from capital
 transactions...........   $  (7,854)   $ (57,034)   $ (12,125)      $  25,837     $52,813      $30,038
                           =========    =========    =========       =========     =======      =======
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................         906          791        4,799           7,925         629          150
 Reinvested.............           1          320        1,054             234          --           --
 Redeemed...............        (852)        (381)     (34,860)         (6,449)        (73)         (14)
                           ---------    ---------    ---------       ---------     -------      -------
                                  55          730      (29,007)          1,710         556          136
                           ---------    ---------    ---------       ---------     -------      -------
Class B Shares:
 Issued.................         312          618            4 (d)          --         689          128
 Reinvested.............          --           83           --              --          --           --
 Redeemed...............         (93)         (35)          --              --         (33)          (2)
                           ---------    ---------    ---------       ---------     -------      -------
                                 219          666            4              --         656          126
                           ---------    ---------    ---------       ---------     -------      -------
Trust Shares (f):
 Issued.................       3,253        5,916       29,010 (e)          --       2,051        2,193
 Reinvested.............          11        2,527           --              --          --           --
 Redeemed...............      (3,813)     (11,784)        (455)(e)          --        (377)         (52)
                           ---------    ---------    ---------       ---------     -------      -------
                                (549)      (3,341)      28,555              --       1,674        2,141
                           ---------    ---------    ---------       ---------     -------      -------
Total net increase
 (decrease) from share
 transactions...........        (275)      (1,945)        (448)          1,710       2,886        2,403
                           =========    =========    =========       =========     =======      =======

---------
(a) Formerly ISG Large-Cap Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from March 1, 1998 through December 31, 1998.
(d) For the period from December 15, 1998 (commencement of operations) through December 31, 1998.
(e) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(f) Formerly Institutional Shares.
(g) Formerly ISG Mid-Cap Fund.
(h) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                                       Small Cap Fund      Equity Income Fund
                                    --------------------- ---------------------
                                    Year Ended Year Ended Year Ended Year Ended
                                     July 31,   July 31,   July 31,   July 31,
                                       2000       1999       2000       1999
                                    ---------- ---------- ---------- ----------
CAPITAL TRANSACTIONS:
Class A Shares (a):
 Proceeds from shares issued.......  $ 77,911   $   657    $ 22,503   $  1,858
 Proceeds from shares issued in
  connection with ISG Fund merger..     7,699        --       4,902         --
 Dividends reinvested..............        --        --       1,354        790
 Cost of shares redeemed...........   (78,345)     (835)    (12,935)   (10,017)
                                     --------   -------    --------   --------
                                        7,265      (178)     15,824     (7,369)
                                     --------   -------    --------   --------
Class B Shares:
 Proceeds from shares issued.......     1,400       474      15,851      1,204
 Proceeds from shares issued in
  connection with ISG Fund merger..       450        --       6,259         --
 Dividends reinvested..............        --        --         524        230
 Cost of shares redeemed...........      (439)     (333)     (2,667)    (1,990)
                                     --------   -------    --------   --------
                                        1,411       141      19,967       (556)
                                     --------   -------    --------   --------
Trust Shares (b):
 Proceeds from shares issued.......    60,648    17,146      46,423      6,156
 Proceeds from shares issued in
  connection with ISG Fund merger..    89,678        --      68,064         --
 Dividends reinvested..............        --        --         431        135
 Cost of shares redeemed...........   (15,098)   (1,058)    (17,135)    (4,389)
                                     --------   -------    --------   --------
                                      135,228    16,088      97,783      1,902
                                     --------   -------    --------   --------
Total net increase (decrease) from
 capital transactions..............  $143,904   $16,051    $133,574   $ (6,023)
                                     ========   =======    ========   ========
SHARE TRANSACTIONS:
Class A Shares (a):
 Issued............................     6,120        81       1,502        153
 Issued in connection with ISG Fund
  merger...........................       564        --         324         --
 Reinvested........................        --        --         100         67
 Redeemed..........................    (6,140)     (103)       (876)      (821)
                                     --------   -------    --------   --------
                                          544       (22)      1,050       (601)
                                     --------   -------    --------   --------
Class B Shares:
 Issued............................       109        60       1,067        101
 Issued in connection with ISG Fund
  merger...........................        34        --         415         --
 Reinvested........................        --        --          39         20
 Redeemed..........................       (42)      (44)       (184)      (166)
                                     --------   -------    --------   --------
                                          101        16       1,337        (45)
                                     --------   -------    --------   --------
Trust Shares (b):
 Issued............................     4,995     2,159       3,157        501
 Issued in connection with ISG Fund
  merger...........................     6,531        --       4,490         --
 Reinvested........................        --        --          32         11
 Redeemed..........................    (1,244)     (132)     (1,157)      (360)
                                     --------   -------    --------   --------
                                       10,282     2,027       6,522        152
                                     --------   -------    --------   --------
Total net increase (decrease) from
 share transactions................    10,927     2,021       8,909       (494)
                                     ========   =======    ========   ========

---------
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                                   Balanced Fund        Select Equity Fund
                                --------------------- -----------------------
                                  Year
                                  Ended    Year Ended Year Ended Period Ended
                                July 31,    July 31,   July 31,    July 31,
                                  2000        1999       2000      1999 (c)
                                ---------  ---------- ---------- ------------
CAPITAL TRANSACTIONS:
Class A Shares (a):
 Proceeds from shares issued... $   1,091   $  3,921   $   436     $14,740
 Dividends reinvested..........     5,207      4,523       462          67
 Cost of shares redeemed.......   (21,295)   (11,411)   (6,784)     (6,553)
                                ---------   --------   -------     -------
                                  (14,997)    (2,967)   (5,886)      8,254
                                ---------   --------   -------     -------
Class B Shares:
 Proceeds from shares issued...     2,135      5,756       174       2,006 (d)
 Dividends reinvested..........     1,412        680       112           2 (d)
 Cost of shares redeemed.......    (4,908)    (1,533)   (1,067)        (63)(d)
                                ---------   --------   -------     -------
                                   (1,361)     4,903      (781)      1,945
                                ---------   --------   -------     -------
Trust Shares (b):
 Proceeds from shares issued...    49,753     57,092       946      11,128 (e)
 Dividends reinvested..........    20,079     18,818       516          25 (e)
 Cost of shares redeemed.......  (171,356)   (82,279)   (4,398)       (708)(e)
                                ---------   --------   -------     -------
                                 (101,524)    (6,369)   (2,936)     10,445
                                ---------   --------   -------     -------
Total net increase (decrease)
 from capital transactions..... $(117,882)  $ (4,433)  $(9,603)    $20,644
                                =========   ========   =======     =======
SHARE TRANSACTIONS:
Class A Shares (a):
 Issued........................        80        261        44       1,391
 Reinvested....................       412        314        48           6
 Redeemed......................    (1,628)      (763)     (667)       (534)
                                ---------   --------   -------     -------
                                   (1,136)      (188)     (575)        863
                                ---------   --------   -------     -------
Class B Shares:
 Issued........................       159        385        18         168 (d)
 Reinvested....................       112         47        12          --
 Redeemed......................      (383)      (102)     (110)         (5)(d)
                                ---------   --------   -------     -------
                                     (112)       330       (80)        163
                                ---------   --------   -------     -------
Trust Shares (b):
 Issued........................     3,819      3,865        85         933 (e)
 Reinvested....................     1,589      1,305        54           2 (e)
 Redeemed......................   (13,401)    (5,514)     (432)        (58)(e)
                                ---------   --------   -------     -------
                                   (7,993)      (344)     (293)        877
                                ---------   --------   -------     -------
Total net increase (decrease)
 from share transactions.......    (9,241)      (202)     (948)      1,903
                                =========   ========   =======     =======

---------
(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.
(c) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(d) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(e) For the period from December 3, 1998 (commencement of operations) through July 31, 1999.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

                              Enhanced Market                      International Equity
                                   Fund                                  Fund (f)
                          -----------------------   -------------------------------------------------------
                          Year Ended Period Ended   Period Ended  Year Ended    Period Ended   Period Ended
                           July 31,    July 31,       July 31,   December 31,   December 31,   February 28,
                             2000      1999 (a)       2000 (g)       1999         1998 (h)       1998 (i)
                          ---------- ------------   ------------ ------------   ------------   ------------
CAPITAL TRANSACTIONS:
Class A Shares (b):
 Proceeds from shares
  issued................   $ 14,020    $19,464        $ 1,082      $   926        $  7,649       $26,266
 Dividends reinvested...        635        103              3           --              48            18
 Cost of shares
  redeemed..............     (9,467)    (8,488)          (233)        (185)        (32,664)         (867)
                           --------    -------        -------      -------        --------       -------
                              5,188     11,079            852          741         (24,967)       25,417
                           --------    -------        -------      -------        --------       -------
Class B Shares:
 Proceeds from shares
  issued................     12,747      6,257 (d)        489          206 (j)          --            --
 Dividends reinvested...        299          5 (d)          1           --              --            --
 Cost of shares
  redeemed..............     (2,613)      (343)(d)        (98)          --              --            --
                           --------    -------        -------      -------        --------       -------
                             10,433      5,919            392          206              --            --
                           --------    -------        -------      -------        --------       -------
Trust Shares (c):
 Proceeds from shares
  issued................     27,362     14,504 (e)     68,781       16,408          26,756 (k)        --
 Dividends reinvested...        465         32 (e)        296           --              --            --
 Cost of shares
  redeemed..............    (11,755)      (749)(e)     (6,097)      (6,232)           (181)(k)        --
                           --------    -------        -------      -------        --------       -------
                             16,072     13,787         62,980       10,176          26,575            --
                           --------    -------        -------      -------        --------       -------
Total net increase
 (decrease) from capital
 transactions...........   $ 31,693    $30,785        $64,224      $11,123        $  1,608       $25,417
                           ========    =======        =======      =======        ========       =======
SHARE TRANSACTIONS:
Class A Shares (b):
 Issued.................        980      1,655             86           80             694         2,623
 Reinvested.............         45          8             --           --               5             2
 Redeemed...............       (657)      (627)           (19)         (16)         (3,222)          (88)
                           --------    -------        -------      -------        --------       -------
                                368      1,036             67           64          (2,523)        2,537
                           --------    -------        -------      -------        --------       -------
Class B Shares:
 Issued.................        890        468 (d)         39           17 (j)          --            --
 Reinvested.............         21         --             --           --              --            --
 Redeemed...............       (179)       (25)(d)         (8)          --              --            --
                           --------    -------        -------      -------        --------       -------
                                732        443             31           17              --            --
                           --------    -------        -------      -------        --------       -------
Trust Shares (c):
 Issued.................      1,901      1,081 (e)      5,477        1,371           2,661 (k)        --
 Reinvested.............         32          2 (e)         22           --              --            --
 Redeemed...............       (804)       (53)(e)       (482)        (541)            (17)(k)        --
                           --------    -------        -------      -------        --------       -------
                              1,129      1,030          5,017          830           2,644            --
                           --------    -------        -------      -------        --------       -------
Total net increase
 (decrease) from share
 transactions...........      2,229      2,509          5,115          911             121         2,537
                           ========    =======        =======      =======        ========       =======

---------
(a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(b) Formerly Classic Shares for Enhanced Market Fund.
(c) Formerly Premier Shares for Enhanced Market Fund; formerly Institutional shares for International Equity Fund.
(d) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(e) For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
(f) Formerly ISG International Equity Fund.
(g) For the period from January 1, 2000 through July 31, 2000.
(h) For the period from March 1, 1998 through December 31, 1998.
(i) For the period from August 15, 1997 (commencement of operations) through February 28, 1998.
(j) For the period from February 2, 1999 (commencement of operations) through December 31, 1999.
(k) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

                            Strategic Portfolios:       Strategic Portfolios:
                              Aggressive Growth                Growth
                                Portfolio (a)               Portfolio (g)
                          -------------------------   -------------------------
                          Period Ended Period Ended   Period Ended Period Ended
                            July 31,   December 31,     July 31,   December 31,
                            2000 (b)     1999 (c)       2000 (b)     1999 (h)
                          ------------ ------------   ------------ ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................     $   86      $   413        $   760      $   162 (i)
 Dividends reinvested...          5            1              3           --
 Cost of shares
  redeemed..............        (66)          (8)          (149)          (9)(i)
                             ------      -------        -------      -------
                                 25          406            614          153
                             ------      -------        -------      -------
Class B Shares:
 Proceeds from shares
  issued................         99          504 (d)        353          987 (j)
 Dividends reinvested...          4            1 (d)         15            6 (j)
 Cost of shares
  redeemed..............       (168)        (117)(d)       (111)         (54)(j)
                             ------      -------        -------      -------
                                (65)         388            257          939
                             ------      -------        -------      -------
Trust Shares (f):
 Proceeds from shares
  issued................      4,011       21,605 (e)     26,486       12,019
 Dividends reinvested...        229           37 (e)        235           41
 Cost of shares
  redeemed..............     (2,565)      (4,903)(e)    (18,779)      (1,370)
                             ------      -------        -------      -------
                              1,675       16,739          7,942       10,690
                             ------      -------        -------      -------
Total net increase
 (decrease) from capital
 transactions...........     $1,635      $17,533        $ 8,813      $11,782
                             ======      =======        =======      =======
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................          7           40             71           16 (i)
 Reinvested.............         --           --             --           --
 Redeemed...............         (5)          --            (14)          --
                             ------      -------        -------      -------
                                  2           40             57           16
                             ------      -------        -------      -------
Class B Shares:
 Issued.................          9           51 (d)         34           99 (j)
 Reinvested.............        --            --              1           --
 Redeemed...............        (15)         (11)(d)        (11)          (5)(j)
                             ------      -------        -------      -------
                                 (6)          40             24           94
                             ------      -------        -------      -------
Trust Shares (f):
 Issued.................        347        2,101 (e)      2,518        1,205
 Reinvested.............         20            4 (e)         22            4
 Redeemed...............       (223)        (470)(e)     (1,756)        (138)
                             ------      -------        -------      -------
                                144        1,635            784        1,071
                             ------      -------        -------      -------
Total net increase
 (decrease) from share
 transactions...........        140        1,715            865        1,181
                             ======      =======        =======      =======

---------
(a) Formerly ISG Aggressive Growth Portfolio.
(b) For the period January 1, 2000 through July 31, 2000.
(c) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(f) Formerly Institutional Shares.
(g) Fomerly ISG Growth Portfolio.
(h) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(i) For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(j) For the period from February 15, 1999 (commencement of operations) through December 31, 1999.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

                            Strategic Portfolios:       Strategic Portfolios:
                              Growth and Income          Moderate Growth and
                                Portfolio (a)           Income Portfolio (g)
                          -------------------------   -------------------------
                          Period Ended Period Ended   Period Ended Period Ended
                            July 31,   December 31,     July 31,   December 31,
                            2000 (b)     1999 (c)       2000 (b)     1999 (h)
                          ------------ ------------   ------------ ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................    $    35      $   542 (d)    $     8      $   171 (i)
 Dividends reinvested...          9            2 (d)          1           --
 Cost of shares
  redeemed..............       (313)         (31)(d)       (134)          --
                            -------      -------        -------      -------
                               (269)         513           (125)         171
                            -------      -------        -------      -------
Class B Shares:
 Proceeds from shares
  issued................        152        1,975            152        1,027
 Dividends reinvested...         22            4             17            8
 Cost of shares
  redeemed..............       (297)        (318)          (282)        (100)
                            -------      -------        -------      -------
                               (123)       1,661           (113)         935
                            -------      -------        -------      -------
Trust Shares (f):
 Proceeds from shares
  issued................     15,744       88,893 (e)      3,506       27,552 (j)
 Dividends reinvested...      1,749          140 (e)        522           93 (j)
 Cost of shares
  redeemed..............    (17,178)      (6,248)(e)     (5,529)      (6,667)(j)
                            -------      -------        -------      -------
                                315       82,785         (1,501)      20,978
                            -------      -------        -------      -------
Total net increase
 (decrease) from capital
 transactions...........    $   (77)     $84,959        $(1,739)     $22,084
                            =======      =======        =======      =======
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................          3           54 (d)          1           17 (i)
 Reinvested.............          1           --             --           --
 Redeemed...............        (29)          (3)(d)        (13)          --
                            -------      -------        -------      -------
                                (25)          51            (12)          17
                            -------      -------        -------      -------
Class B Shares:
 Issued.................         15          195             15          104
 Reinvested.............          2           --              2            1
 Redeemed...............        (28)         (31)           (29)         (10)
                            -------      -------        -------      -------
                                (11)         164            (12)          95
                            -------      -------        -------      -------
Trust Shares (f):
 Issued.................      1,495        8,840 (e)        352        2,818 (j)
 Reinvested.............        165           14 (e)         52            9 (j)
 Redeemed...............     (1,630)        (604)(e)       (554)        (684)(j)
                            -------      -------        -------      -------
                                 30        8,250           (150)       2,143
                            -------      -------        -------      -------
Total net increase
 (decrease) from share
 transactions...........         (6)       8,465           (174)       2,255
                            =======      =======        =======      =======

---------
(a) Formerly ISG Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(f) Formerly Institutional Shares.
(g) Formerly ISG Moderate Growth & Income Portfolio.
(h) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(i) For the period from February 9, 1999 (commencement of operations) through December 31, 1999.
(j) For the period from February 10, 1999 (commencement of operations) through December 31, 1999.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                                 Strategic Portfolios:
                                    Current Income
                                     Portfolio (a)              Bond Fund
                               -------------------------  ---------------------
                               Period Ended Period Ended  Year Ended Year Ended
                                 July 31,   December 31,   July 31,   July 31,
                                 2000 (b)     1999 (c)       2000       1999
                               ------------ ------------  ---------- ----------
CAPITAL TRANSACTIONS:
Class A Shares (g):
 Proceeds from shares issued..     $ --        $    3 (d)  $  2,266   $  3,224
 Proceeds from shares issued
  in connection with ISG Fund
  merger......................       --            --         3,032         --
 Dividends reinvested.........       --            --           351        406
 Cost of shares redeemed......       --            --        (3,188)    (3,293)
                                   ----        ------      --------   --------
                                     --             3         2,461        337
                                   ----        ------      --------   --------
Class B Shares:
 Proceeds from shares issued..       24            60 (e)     1,265      2,727
 Proceeds from shares issued
  in connection with ISG Fund
  merger......................       --            --         1,228         --
 Dividends reinvested.........       --             1 (e)        89         64
 Cost of shares redeemed......       --           (60)(e)    (1,468)      (587)
                                   ----        ------      --------   --------
                                     24             1         1,114      2,204
                                   ----        ------      --------   --------
Trust Shares (f):
 Proceeds from shares issued..      119         1,052       112,521    116,935
 Proceeds from shares issued
  in connection with ISG Fund
  merger......................       --            --        91,584         --
 Dividends reinvested.........       18            16         5,659      5,091
 Cost of shares redeemed......      (68)         (398)      (86,602)   (55,310)
                                   ----        ------      --------   --------
                                     69           670       123,162     66,716
                                   ----        ------      --------   --------
Total net increase (decrease)
 from capital transactions....     $ 93        $  674      $126,737   $ 69,257
                                   ====        ======      ========   ========
SHARE TRANSACTIONS:
Class A Shares (g):
 Issued.......................       --            --           216        289
 Issued in connection with ISG
  Fund merger.................       --            --           293         --
 Reinvested...................       --            --            34         36
 Redeemed.....................       --            --          (305)      (296)
                                   ----        ------      --------   --------
                                     --            --           238         29
                                   ----        ------      --------   --------
Class B Shares:
 Issued.......................        3             6 (e)       121        245
 Issued in connection with ISG
  Fund merger.................       --            --           119         --
 Reinvested...................       --            --             9          6
 Redeemed.....................       --            (6)(e)      (141)       (53)
                                   ----        ------      --------   --------
                                      3            --           108        198
                                   ----        ------      --------   --------
Trust Shares (f):
 Issued.......................       13           108        10,782     10,625
 Issued in connection with ISG
  Fund merger.................       --            --         8,849         --
 Reinvested...................        2             2           542        458
 Redeemed.....................       (8)          (42)       (8,285)    (4,972)
                                   ----        ------      --------   --------
                                      7            68        11,888      6,111
                                   ----        ------      --------   --------
Total net increase (decrease)
 from share transactions......       10            68        12,234      6,338
                                   ====        ======      ========   ========

---------
(a)  Formerly ISG Current Income Portfolio.
(b)  For the period January 1, 2000 through July 31, 2000.
(c) For the period from January 25, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from February 23, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from March 17, 1999 (commencement of operations) through December 31, 1999.
(f) Formerly Institutional Shares for Current Income Portfolio; formerly Premier Shares for Bond Fund.
(g)  Formerly Classic Shares for Bond Fund.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

                                 Limited Term Bond        Government Income
                                     Fund (a)                   Fund
                               ---------------------    ------------------------
                               Year Ended Year Ended    Year Ended    Year Ended
                                July 31,   July 31,      July 31,      July 31,
                                  2000       1999          2000          1999
                               ---------- ----------    ----------    ----------
CAPITAL TRANSACTIONS:
Class A Shares (b):
 Proceeds from shares
  issued.....................   $    929   $  2,211      $    589      $ 1,349
 Proceeds from shares issued
  in connection with ISG Fund
  merger.....................      6,362         --         3,262           --
 Dividends reinvested........        229        159           165          240
 Cost of shares redeemed.....     (2,319)    (3,166)       (3,604)      (4,187)
                                --------   --------      --------      -------
                                   5,201       (796)          412       (2,598)
                                --------   --------      --------      -------
Class B Shares:
 Proceeds from shares
  issued.....................        950      1,706 (d)       109 (e)       --
 Proceeds from shares issued
  in connection with ISG Fund
  merger.....................        704         --           554 (e)       --
 Dividends reinvested........         79         16 (d)         5 (e)       --
 Cost of shares redeemed.....     (1,484)      (102)(d)      (154)(e)       --
                                --------   --------      --------      -------
                                     249      1,620           514           --
                                --------   --------      --------      -------
Trust Shares (c):
 Proceeds from shares
  issued.....................     18,012     27,407        23,598        1,287
 Proceeds from shares issued
  in connection with ISG Fund
  merger.....................     91,126         --       364,290           --
 Dividends reinvested........      1,363        534         4,392           --
 Cost of shares redeemed.....    (41,746)   (23,812)      (43,484)        (580)
                                --------   --------      --------      -------
                                  68,755      4,129       348,796          707
                                --------   --------      --------      -------
Total net increase (decrease)
 from capital transactions...   $ 74,205   $  4,953      $349,722      $(1,891)
                                ========   ========      ========      =======
SHARE TRANSACTIONS:
Class A Shares (b):
 Issued......................         91        211            62          135
 Issued in connection with
  ISG Fund merger............        633         --           344           --
 Reinvested..................         23         15            17           24
 Redeemed....................       (230)      (300)         (376)        (423)
                                --------   --------      --------      -------
                                     517        (74)           47         (264)
                                --------   --------      --------      -------
Class B Shares:
 Issued......................         93        164 (d)        12 (e)       --
 Issued in connection with
  ISG Fund merger............         70         --            58 (e)       --
 Reinvested..................          8          2 (d)        --           --
 Redeemed....................       (147)       (10)(d)       (16)(e)       --
                                --------   --------      --------      -------
                                      24        156            54           --
                                --------   --------      --------      -------
Trust Shares (c):
 Issued......................      1,781      2,612         2,474          131
 Issued in connection with
  ISG Fund merger............      9,061         --        38,422           --
 Reinvested..................        135         51           461           --
 Redeemed....................     (4,123)    (2,269)       (4,555)         (58)
                                --------   --------      --------      -------
                                   6,854        394        36,802           73
                                --------   --------      --------      -------
Total net increase (decrease)
 from share transactions.....      7,395        476        36,903         (191)
                                ========   ========      ========      =======

---------
(a) Formerly AmSouth Limited Maturity Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) For the period from January 21, 1999 (commencement of operations) through July 31, 1999.
(e) For the period from March 13, 2000 (commencement of operations) through July 31, 2000.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

                                    Limited Term U.S.
                                   Government Fund (a)              Municipal Bond Fund
                          --------------------------------------   ---------------------
                          Period Ended  Year Ended   Year Ended    Year Ended Year Ended
                            July 31,   December 31, December 31,    July 31,   July 31,
                            2000 (b)       1999         1998          2000       1999
                          ------------ ------------ ------------   ---------- ----------
CAPITAL TRANSACTIONS:
Class A Shares (f):
 Proceeds from shares
  issued................    $   769      $  2,403     $33,332       $  3,905   $  1,032
 Proceeds from shares
  issued in connection
  with ISG Fund merger..         --            --          --          2,085         --
 Dividends reinvested...         61            95          53            129         76
 Cost of shares
  redeemed..............       (626)       (1,248)    (52,019)        (2,348)    (1,049)
                            -------      --------     -------       --------   --------
                                204         1,250     (18,634)         3,771         59
                            -------      --------     -------       --------   --------
Class B Shares:
 Proceeds from shares
  issued................         16           379         429 (d)        554         27 (g)
 Proceeds from shares
  issued in connection
  with ISG Fund merger..         --            --          --            317         --
 Dividends reinvested...          6            14           6 (d)         10         --
 Cost of shares
  redeemed..............       (107)         (341)         (8)(d)        (20)       (11)(g)
                            -------      --------     -------       --------   --------
                                (85)           52         427            861         16
                            -------      --------     -------       --------   --------
Trust Shares (c):
 Proceeds from shares
  issued................      1,347         8,315      47,243 (e)     91,946     51,374
 Proceeds from shares
  issued in connection
  with ISG Fund merger..         --            --          --         35,162         --
 Dividends reinvested...        566           765          --            334        189
 Cost of shares
  redeemed..............     (6,687)      (11,377)       (765)(e)    (59,488)   (48,186)
                            -------      --------     -------       --------   --------
                             (4,774)       (2,297)     46,478         67,954      3,377
                            -------      --------     -------       --------   --------
Total net increase
 (decrease) from capital
 transactions...........    $(4,655)     $   (995)    $28,271       $ 72,586   $  3,452
                            =======      ========     =======       ========   ========
SHARE TRANSACTIONS:
Class A Shares (a):
 Issued.................         78           240       3,246            406        102
 Issued in connection
  with ISG Fund merger..         --            --          --            219         --
 Reinvested.............          6             9           5             13          8
 Redeemed...............        (64)         (125)     (4,999)          (244)      (103)
                            -------      --------     -------       --------   --------
                                 20           124      (1,748)           394          7
                            -------      --------     -------       --------   --------
Class B Shares:
 Issued.................          2            38          42 (d)         57          3 (g)
 Issued in connection
  with ISG Fund merger..         --            --          --             33         --
 Reinvested.............         --             1           1 (d)          1         --
 Redeemed...............        (11)          (34)         (1)(d)         (2)        (1)(g)
                            -------      --------     -------       --------   --------
                                 (9)            5          42             89          2
                            -------      --------     -------       --------   --------
Trust Shares (c):
 Issued.................        137           826       4,594 (e)      9,577      5,066
 Issued in connection
  with ISG Fund merger..         --            --          --          3,683         --
 Reinvested.............         58            76          --             35         19
 Redeemed...............       (681)       (1,129)        (74)(e)     (6,181)    (4,732)
                            -------      --------     -------       --------   --------
                               (486)         (227)      4,520          7,114        353
                            -------      --------     -------       --------   --------
Total net increase
 (decrease) from share
 transactions...........       (475)          (98)      2,814          7,597        362
                            =======      ========     =======       ========   ========

---------
(a) Formerly ISG Limited Term U.S. Government Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) Formerly Institutional Shares for Limited Term U.S. Government Fund; formerly Premier Shares for Municipal Bond Fund.
(d) For the period from March 3, 1998 (commencement of operations) through December 31, 1998.
(e) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(f) Formerly Classic Shares for Municipal Bond Fund.
(g) For the period from February 3, 1999 (commencement of operations) through July 31, 1999.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                          Florida Tax-Exempt               Tennessee Tax-Exempt
                               Fund (a)                          Fund (e)
                         ---------------------    --------------------------------------
                         Year Ended Year Ended    Period Ended  Year Ended   Year Ended
                          July 31,   July 31,       July 31,   December 31, December 31,
                            2000       1999         2000 (f)       1999         1998
                         ---------- ----------    ------------ ------------ ------------
CAPITAL TRANSACTIONS:
Class A Shares (b):
 Proceeds from shares
  issued................  $     83   $ 6,120        $  1,040     $  1,950     $  1,753
 Dividends reinvested...       236       425              35           44           50
 Cost of shares
  redeemed..............    (9,694)   (2,685)         (1,545)      (1,382)        (553)
                          --------   -------        --------     --------     --------
                            (9,375)    3,860            (470)         612        1,250
                          --------   -------        --------     --------     --------
Class B Shares:
 Proceeds from shares
  issued................       255       577 (d)          16          288        1,467 (g)
 Dividends reinvested...         6         1 (d)          15           21           11 (g)
 Cost of shares
  redeemed..............      (100)       --            (285)        (322)         (85)(g)
                          --------   -------        --------     --------     --------
                               161       578            (254)         (13)       1,393
                          --------   -------        --------     --------     --------
Trust Shares (c):
 Proceeds from shares
  issued................    13,793    19,040             803        5,061        7,579
 Dividends reinvested...         8        32             256          107          362
 Cost of shares
  redeemed..............   (15,043)   (9,350)        (12,797)     (15,822)     (17,159)
                          --------   -------        --------     --------     --------
                            (1,242)    9,722         (11,738)     (10,654)      (9,218)
                          --------   -------        --------     --------     --------
Total net increase (de-
 crease) from capital
 transactions...........  $(10,456)  $14,160        $(12,462)    $(10,055)    $ (6,575)
                          ========   =======        ========     ========     ========
SHARE TRANSACTIONS:
Class A Shares (b):
 Issued.................         8       580             108          196          172
 Reinvested.............        24        40               4            4            5
 Redeemed...............      (964)     (255)           (160)        (139)         (54)
                          --------   -------        --------     --------     --------
                              (932)      365             (48)          61          123
                          --------   -------        --------     --------     --------
Class B Shares:
 Issued.................        25        56 (d)           2           29          144 (g)
 Reinvested.............         1        --               1            2            1 (g)
 Redeemed...............       (10)       --             (30)         (33)          (8)(g)
                          --------   -------        --------     --------     --------
                                16        56             (27)          (2)         137
                          --------   -------        --------     --------     --------
Trust Shares (c):
 Issued.................     1,375     1,811              84          503          746
 Reinvested.............         1         3              27           11           35
 Redeemed...............    (1,507)     (891)         (1,336)      (1,599)      (1,682)
                          --------   -------        --------     --------     --------
                              (131)      923          (1,225)      (1,085)        (901)
                          --------   -------        --------     --------     --------
Total net increase (de-
 crease) from share
 transactions...........    (1,047)    1,344          (1,300)      (1,026)        (641)
                          ========   =======        ========     ========     ========

---------
(a) Formerly AmSouth Florida Tax-Free Fund.
(b) Formerly Classic Shares for Florida Tax-Exempt Fund.
(c) Formerly Premier Shares for Florida Tax-Exempt Fund; formerly Institutional Shares for Tennessee Tax-Exempt Fund.
(d) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
(e) Formerly ISG Tennessee Tax-Exempt Fund.
(f) For the period from January 1, 2000 through July 31, 2000.
(g) For the period from February 24, 1998 (commencement of operations) through December 31, 1998.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

                               Limited Term Tennessee Tax-                      Prime
                                     Exempt Fund (a)                    Money Market Fund (d)
                          ----------------------------------------     ------------------------
                          Period Ended   Year Ended    Year Ended      Year Ended   Year Ended
                            July 31,    December 31,  December 31,      July 31,     July 31,
                            2000 (b)        1999          1998            2000         1999
                          ------------  ------------  ------------     -----------  -----------
CAPITAL TRANSACTIONS:
Class A Shares (e):
 Proceeds from shares
  issued................       $ 1,283       $ 5,159       $ 3,962     $   656,332  $   282,648
 Proceeds from shares
  issued in connection
  with ISG Fund merger..            --            --            --         454,062           --
 Dividends reinvested...            64            32            13          15,105        5,884
 Cost of shares
  redeemed..............        (5,408)       (4,446)       (7,373)       (616,302)    (269,414)
                               -------       -------       -------     -----------  -----------
                                (4,061)          745        (3,398)        509,197       19,118
                               -------       -------       -------     -----------  -----------
Class B Shares:
 Proceeds from shares
  issued................            --           205           755 (c)       1,043          463
 Proceeds from shares
  issued in connection
  with ISG Fund merger..            --            --            --             568           --
 Dividends reinvested...             5            11             9 (c)          23            4
 Cost of shares
  redeemed..............          (332)         (301)          (31)(c)      (1,131)        (244)
                               -------       -------       -------     -----------  -----------
                                  (327)          (85)          733             503          223
                               -------       -------       -------     -----------  -----------
Trust Shares (f):
 Proceeds from shares
  issued................            --            --            --       2,189,421    1,556,708
 Proceeds from shares
  issued in connection
  with ISG Fund merger..            --            --            --         280,171           --
 Dividends reinvested...            --            --            --           3,036        1,817
 Cost of shares
  redeemed..............            --            --            --      (2,277,765)  (1,501,602)
                               -------       -------       -------     -----------  -----------
                                    --            --            --         194,863       56,923
                               -------       -------       -------     -----------  -----------
Total net increase
 (decrease) from capital
 transactions...........       $(4,388)      $   660       $(2,655)    $   704,563  $    76,264
                               =======       =======       =======     ===========  ===========
SHARE TRANSACTIONS:
Class A Shares (e):
 Issued.................           132           518           391         656,329      282,648
 Issued in connection
  with ISG Fund merger..            --            --            --         454,104           --
 Reinvested.............             7             3             1          15,105        5,884
 Redeemed...............          (559)         (446)         (727)       (616,302)    (269,414)
                               -------       -------       -------     -----------  -----------
                                  (420)           75          (335)        509,236       19,118
                               -------       -------       -------     -----------  -----------
Class B Shares:
 Issued.................            --            20            75 (c)       1,043          463
 Issued in connection
  with ISG Fund merger..            --            --            --             568           --
 Reinvested.............             1             1             1 (c)          23            4
 Redeemed...............           (35)          (31)           (3)(c)      (1,131)        (244)
                               -------       -------       -------     -----------  -----------
                                   (34)          (10)           73             503          223
                               -------       -------       -------     -----------  -----------
Trust Shares (f):
 Issued.................            --            --            --       2,189,421    1,556,708
 Issued in connection
  with ISG Fund merger..            --            --            --         280,189           --
 Reinvested.............            --            --            --           3,036        1,817
 Redeemed...............            --            --            --      (2,277,765)  (1,501,602)
                               -------       -------       -------     -----------  -----------
                                    --            --            --         194,881       56,923
                               -------       -------       -------     -----------  -----------
Total net increase
 (decrease) from share
 transactions...........          (454)           65          (262)        704,620       76,264
                               =======       =======       =======     ===========  ===========

---------
(a) Formerly ISG Limited Term Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.
(d) Formerly AmSouth Prime Obligations Fund.
(e) Formerly Classic Shares for Prime Money Market Fund.
(f) Formerly Premier Shares for Prime Money Market Fund.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

                             U.S. Treasury                  Treasury Reserve
                         Money Market Fund (a)           Money Market Fund (d)
                         ----------------------  --------------------------------------
                         Year Ended  Year Ended  Period Ended  Year Ended   Year Ended
                          July 31,    July 31,     July 31,   December 31, December 31,
                            2000        1999       2000 (e)       1999         1998
                         ----------  ----------  ------------ ------------ ------------
CAPITAL TRANSACTIONS:
Class A Shares (b):
 Proceeds from shares
  issued................ $  31,035   $  13,408    $ 191,826    $ 541,860    $ 451,868
 Dividends reinvested...       265         270          790          893          394
 Cost of shares
  redeemed..............   (23,874)    (17,357)    (191,924)    (567,020)    (361,844)
                         ---------   ---------    ---------    ---------    ---------
                             7,426      (3,679)         692      (24,267)      90,418
                         ---------   ---------    ---------    ---------    ---------
Trust Shares (c):
 Proceeds from shares
  issued................   705,296     753,782      299,903      605,138      382,986
 Dividends reinvested...       191         639        1,412          277           11
 Cost of shares
  redeemed..............  (739,461)   (785,630)    (362,572)    (573,590)    (187,178)
                         ---------   ---------    ---------    ---------    ---------
                           (33,974)    (31,209)     (61,257)      31,825      195,819
                         ---------   ---------    ---------    ---------    ---------
Total net increase (de-
 crease) from share
 transactions........... $ (26,548)  $ (34,888)   $ (60,565)   $   7,558    $ 286,237
                         =========   =========    =========    =========    =========
SHARE TRANSACTIONS:
Class A Shares (b):
 Issued.................    31,035      13,408      191,826      541,860      451,868
 Reinvested.............       265         270          790          893          394
 Redeemed...............   (23,874)    (17,357)    (191,924)    (567,020)    (361,844)
                         ---------   ---------    ---------    ---------    ---------
                             7,426      (3,679)         692      (24,267)      90,418
                         ---------   ---------    ---------    ---------    ---------
Trust Shares (c):
 Issued.................   705,296     753,782      299,903      605,138      382,986
 Reinvested.............       191         639        1,412          277           11
 Redeemed...............  (739,461)   (785,630)    (362,572)    (573,590)    (187,178)
                         ---------   ---------    ---------    ---------    ---------
                           (33,974)    (31,209)     (61,257)      31,825      195,819
                         ---------   ---------    ---------    ---------    ---------
Total net increase (de-
 crease) from share
 transactions...........   (26,548)    (34,888)     (60,565)       7,558      286,237
                         =========   =========    =========    =========    =========

---------
(a) Formerly AmSouth U.S. Treasury Fund.
(b) Formerly Classic Shares for U.S. Treasury Money Market Fund.
(c) Formerly Premier Shares for U.S. Treasury Money Market Fund; formerly Institutional Shares for Treasury Reserve Money Market Fund.
(d) Formerly ISG Treasury Money Market Fund.
(e) For the period from January 1, 2000 through July 31, 2000.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


                                     Tax-Exempt           Institutional Prime
                                Money Market Fund (a)      Obligations Fund
                                ----------------------  ------------------------
                                Year Ended  Year Ended  Year Ended  Period Ended
                                 July 31,    July 31,    July 31,     July 31,
                                   2000        1999        2000       1999 (d)
                                ----------  ----------  ----------  ------------
CAPITAL TRANSACTIONS:
Class A Shares (b)*:
 Proceeds from shares issued... $  88,657   $  55,604   $ 436,175    $ 387,727
 Proceeds from shares issued in
  connection with ISG Fund
  merger.......................     4,901          --          --           --
 Dividends reinvested..........     1,064         686          --           --
 Cost of shares redeemed.......   (66,142)    (62,103)   (366,854)    (318,269)
                                ---------   ---------   ---------    ---------
                                   28,480      (5,813)     69,321       69,458
                                ---------   ---------   ---------    ---------
Class B Shares**:
 Proceeds from shares issued...        --          --     463,214       56,608 (e)
 Cost of shares redeemed.......        --          --    (308,340)     (30,608)(e)
                                ---------   ---------   ---------    ---------
                                       --          --     154,874       26,000
                                ---------   ---------   ---------    ---------
Trust Shares (c)***:
 Proceeds from shares issued...   289,623     181,011     305,090       24,183 (f)
 Proceeds from shares issued in
  connection with ISG Fund
  merger.......................    96,446          --          --           --
 Dividends reinvested..........       167           5          --           --
 Cost of shares redeemed.......  (318,134)   (169,221)   (204,264)     (10,608)(f)
                                ---------   ---------   ---------    ---------
                                   68,102      11,795     100,826       13,575
                                ---------   ---------   ---------    ---------
 Total net increase (decrease)
  from capital transactions.... $  96,582   $   5,982   $ 325,021    $ 109,033
                                =========   =========   =========    =========
SHARE TRANSACTIONS:
Class A Shares (b)*:
 Issued........................    88,656      55,604     436,175      387,727
 Issued in connection with ISG
  Fund merger..................     4,914          --          --           --
 Reinvested....................     1,065         686          --           --
 Redeemed......................   (66,142)    (62,103)   (366,854)    (318,269)
                                ---------   ---------   ---------    ---------
                                   28,493      (5,813)     69,321       69,458
                                ---------   ---------   ---------    ---------
Class B Shares**:
 Issued........................        --          --     463,214       56,608 (e)
 Redeemed......................        --          --    (308,340)     (30,608)(e)
                                ---------   ---------   ---------    ---------
                                       --          --     154,874       26,000
                                ---------   ---------   ---------    ---------
Trust Shares (c)***:
 Issued........................   289,624     181,011     305,090       24,183 (f)
 Issued in connection with ISG
  Fund merger..................    96,648          --          --           --
 Reinvested....................       167           5          --           --
 Redeemed......................  (318,134)   (169,221)   (204,264)     (10,608)(f)
                                ---------   ---------   ---------    ---------
                                   68,305      11,795     100,826       13,575
                                ---------   ---------   ---------    ---------
Total net increase (decrease)
 from share transactions.......    96,798       5,982     325,021      109,033
                                =========   =========   =========    =========

---------
(a) Formerly AmSouth Tax-Exempt Fund.
(b) Formerly Classic Shares for Tax-Exempt Money Market Fund.
(c) Formerly Premier Shares for Tax-Exempt Money Market Fund.
(d) For the period from September 15, 1998 (commencement of operations) through July 31, 1999.
(e) For the period from February 19, 1999 (commencement of operations) through July 31, 1999.
(f) For the period from February 22, 1999 (commencement of operations) through July 31, 1999.
* Represents Class I Shares for Institutional Prime Obligations Fund.
** Represents Class II Shares for Institutional Prime Obligations Fund.
*** Represents Class III Shares for Institutional Prime Obligations Fund.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


6.Related Party Transactions:

  Investment advisory services are provided to each of the Funds by AmSouth. Under the terms of the investment advisory agreement, AmSouth is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds. AmSouth also serves as Custodian for the Trust, with the exception of the International Equity Fund. Pursuant to the Custodian Agreement with the Trust, AmSouth receives compensation from each Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of the BISYS Group, Inc.

  ASO Services Company ("Administrator"), a wholly owned subsidiary of the BISYS Group, Inc., serves the Funds as administrator. Under the terms of the administration agreement, The Administrator receives a fee based on the average daily net assets of each of the Funds. AmSouth and BISYS, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds' sub-administrators. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, based on a percentage of each Fund's daily average net assets.

  Pursuant to its agreement with the Administrator, BISYS, as sub-administrator, is entitled to compensation as mutually agreed upon from time to time by it and the Administrator. BISYS also serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended July 31, 2000, BISYS received $787,517 from commissions earned on sales of shares of the Funds' variable net asset value funds. BISYS reallowed $5,861 to affliated broker dealers of the Fund's shares. BISYS receives no fees from the Funds for providing distribution services to the Funds.

  BISYS Ohio, serves the Funds as Transfer Agent and Mutual Fund Accountant. Under the terms of the Transfer Agent Agreement, BISYS Ohio, receives a fee based on a percentage of each funds average daily net assets, plus out of pocket charges. The Mutual Fund Accountant fees are included in the Administration Agreement, plus out of pocket costs.

  Class A and Trust Shares of all Funds and Class B Shares of certain Funds of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. The Trust has entered into a specific arrangement with BISYS for the provision of such services and pays BISYS for these services, subject to a maximum rate of 0.25% for Class A Shares, 0.25% for Class B Shares of certain funds and 0.15% for Trust Shares of the average daily net assets of each of the Funds.

  Class B Shares, Class II Shares and Class III Shares of the Trust are subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization for its services or expenses in connection with distribution assistance and shareholder servicing with respect to the Funds' Class B Shares, Class II Shares and Class III Shares to the participating organization's customers. The Trust has entered into a specific arrangement with BISYS for the provision of such services and pays BISYS for providing such services, subject to a maximum rate of up to 1.00% of the average daily net assets of the Class B Shares of each of the Funds, which in the case of certain funds includes a Shareholder Servicing Fee of 0.25% of the average daily net assets of the Class B Shares. Class II Shares and Class III Shares are subject to a maximum rate of 0.25% and 0.50% of daily average net assets, respectively, for such services.

  BISYS Fund Services Ohio, Inc., also serves the Funds as administrator for Securities Lending, and for the year ended July 31, 2000, received $474,935 in fees for its services.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


  Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the period ended July 31, 2000 (amounts in thousands):

                             Investment Advisory Fees
                         --------------------------------
                                                                                           Shareholder      Shareholder
                          Annual Fee as                                      12B-1 Fees   Servicing Fees   Servicing Fees
                         a Percentage of                   Administration  Class A Shares Class A Shares Trust Class Shares
                          Average Daily  Fees Voluntarily Fees Voluntarily  Voluntarily    Voluntarily      Voluntarily
                           Net Assets        Reduced          Reduced         Reduced        Reduced          Reduced
                         --------------- ---------------- ---------------- -------------- -------------- ------------------
Value Fund.............       0.80%            $ --             $ --            $--            $ --            $ 117
Growth Fund............       0.80%              --               45             --              --                6
Capital Growth.........       0.80%              --               63             --              --               59
Large Cap Equity.......       0.80%             158              158             38              --              138
Mid Cap Equity.........       1.00%              --               15             --              --               12
Small Cap Fund.........       1.20%              63               56             --              --               29
Equity Income Fund.....       0.80%              --               32             --              --               20
Balanced Fund..........       0.80%              --               42             --              --               36
Select Equity Fund.....       0.80%              --               17             --              --                1
Enhanced Market Fund...       0.45%              --               54             --              --                6
International Equity
 Fund..................       1.25%             100               17              1              --               17
Aggressive Growth
 Portfolio.............       0.20%              12                8             --              --                4
Growth Portfolio.......       0.20%              11                7             --              --                3
Growth and Income
 Portfolio.............       0.20%              53               --             --              --               17
Moderate Growth and
 Income Portfolio......       0.20%              13                8             --              --                4
Current Income
 Portfolio.............       0.20%              --               --             --              --               --
Bond Fund..............       0.65%             649              288             --               7               94
Limited Term Bond
 Fund..................       0.65%             211               90             --               2               35
Government Income
 Fund..................       0.65%             232               77             --               4               70
Limited Term U.S.
 Government Fund.......       0.65%              39                8              2              --                8
Municipal Bond Fund....       0.65%             893              241             --               3               74
Florida Tax-Exempt
 Fund..................       0.65%             199               70             --               6               12
Tennessee Tax-Exempt
 Fund..................       0.65%              42               14             --              --               13
Limited Term Tennessee
 Tax-Exempt Fund.......       0.65%              14               11              9              --               --
Prime Money Market
 Fund..................       0.40%             273              545             --             146              148
U.S. Treasury Money
 Market Fund...........       0.40%              54               --             --               5               53
Treasury Reserve Money
 Market Fund...........       0.40%              87              173             --              --               60
Tax-Exempt Money Market
 Fund..................       0.40%             233               --             --              27               28
Institutional Prime
 Obligations Fund......       0.20%             334              180             --              --               --

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

                                                                                      Reimbursements
                          Shareholder Servicing Fund Accounting   Transfer Agent  ----------------------
                           Fees Class B Shares  Fees Voluntarily Fees Voluntarily Class A Class B Trust
                           Voluntarily Reduced      Reduced          Reduced      Shares  Shares  Shares
                          --------------------- ---------------- ---------------- ------- ------- ------
Value Fund..............           $--                $ 5              $10          $--     $--    $--
Growth Fund.............            --                 31               23           --      --     --
Capital Growth..........            --                 --               --           --       4     70
Large Cap Equity........            --                 --               --           39      --    201
Mid Cap Equity..........            --                 --               --           --      --     --
Small Cap Fund..........            --                 29               23            5      --     30
Equity Income Fund......            --                 24               22           --       5      2
Balanced Fund...........            --                  5               11           --      --     --
Select Equity Fund......            --                 30               22           --      --     --
Enhanced Market Fund....            --                 24               22           --      --     --
International Equity
 Fund...................            --                 --               --           --      --     --
Aggressive Growth Port-
 folio..................            --                 --               --           --       1     15
Growth Portfolio........            --                 --               --            1      --     16
Growth and Income Port-
 folio..................             1                 --               --           --      --      3
Moderate Growth and In-
 come Portfolio.........            --                 --               --           --       1     12
Current Income Portfo-
 lio....................            --                 --               --            1       1     51
Bond Fund...............            --                  5               11           --      --     --
Limited Term Bond Fund..            --                  5               11           --      --     --
Government Income Fund..            --                 25               15            1      --     --
Limited Term U.S. Gov-
 ernment Fund...........            --                 --               --           --      --     --
Municipal Bond Fund.....            --                  5               11           --      --     --
Florida Tax-Exempt
 Fund...................            --                 18               21           --      --     --
Tennessee Tax-Exempt
 Fund...................            --                 --               --           --      --      2
Limited Term Tennessee
 Tax-Exempt Fund........            --                 --               --           --      --     --
Prime Money Market
 Fund...................            --                  5               11          117      --     --
U.S. Treasury Money Mar-
 ket Fund...............            --                  3                8           --      --     --
Treasury Reserve Money
 Market Fund............            --                 --               --           96      --     46
Tax-Exempt Money Market
 Fund...................            --                 11                8           --      --     --
Institutional Prime Ob-
 ligations Fund.........            --                  8               11           --      --     --

7. Concentration of Credit Risk

  The Tennessee Tax Exempt Fund and Limited Term Tennessee Tax Exempt Fund invest substantially all of their assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee economic, regional and political developments.

  The Florida Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax- exempt debt obligations primarily consisting of securities issued by the State of Florida, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Florida economic, regional and political developments.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000


8. Eligible Distributions: (Unaudited)

  The AmSouth Funds designate the following eligible distributions for the dividends received deductions for corporations for the year ended July 31, 2000:

                                                                      Percentage
                                                                      ----------
Value Fund...........................................................  100.00%
Growth Fund..........................................................   20.25%
Capital Growth Fund..................................................    6.40%
Large Cap Fund.......................................................  100.00%
Equity Income Fund...................................................   87.54%
Balanced Fund........................................................   32.16%
Select Equity Fund...................................................   48.07%
Enhanced Market Fund.................................................   35.34%
Strategic Portfolios: Aggressive Growth Portfolio....................    2.42%
Strategic Portfolios: Growth Portfolio...............................    2.35%
Strategic Portfolios: Growth and Income Portfolio....................    2.13%
Strategic Portfolios: Moderate Growth and Income Portfolio...........    2.27%

9. Exempt-Interest Income Designations (Unaudited):

  The AmSouth Funds designate the following exempt-interest dividends for the taxable year ended July 31, 2000 (amounts in thousands):

                                                                     Tax-Exempt
                                                                    Distribution
                                                                    ------------
Municipal Bond Fund................................................   $15,175
Florida Tax-Exempt Fund............................................     2,961
Tennessee Tax-Exempt Fund..........................................     1,872
Limited Term Tenessee Tax-Exempt Fund..............................       374
Tax-Exempt Money Market Fund.......................................     3,982

10. Federal Income Tax Information (Unaudited):

  The accompanying table details distributions from long-term capital gains for the following funds for the year ended July 31, 2000 (amounts in thousands):

                                                                        Long-
                                                                         Term
                                                                       Capital
                                                                        Gains
                                                                       --------
Value Fund............................................................ $148,619
Growth Fund...........................................................      722
Equity Income Fund....................................................    1,740
Balanced Fund.........................................................   39,196
Select Equity Fund....................................................      216
Enhanced Market Fund..................................................       60
Bond Fund.............................................................      713
Municipal Bond Fund...................................................    1,589
Florida Tax-Exempt Fund...............................................      196

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2000

  At July 31, 2000, the following Funds have capital loss carryforwards, which are available to offset future capital gains, if any on securities transactions to the extent provided for in the Code (amounts in thousands):

                                                                  Amount Expires
                                                                  ------ -------
  Value Fund..................................................... $2,206  2007
  Mid Cap Fund...................................................    315  2007
                                                                   3,640  2008
  Equity Income Fund.............................................  1,059  2007
                                                                     283  2008
  Strategic Portfolios: Aggressive Growth Portfolio..............     92  2008
  Strategic Portfolios: Growth and Income Portfolio..............    348  2008
  Strategic Portfolios: Moderate Growth and Income Portfolio.....    126  2008
  Strategic Portfolios: Current Income Portfolio.................     15  2007
                                                                       3  2008
  Bond Fund......................................................    145  2006
                                                                     632  2007
                                                                     697  2008
  Limited Term Bond Fund.........................................     65  2002
                                                                     730  2003
                                                                       4  2004
                                                                     304  2005
                                                                     117  2006
                                                                     339  2007
                                                                      49  2008
  Government Income Fund.........................................    158  2001
                                                                     468  2002
                                                                     499  2003
                                                                     972  2004
                                                                     278  2005
                                                                     858  2007
  Limited Term U.S. Government Fund..............................    758  2001
                                                                     378  2002
                                                                      77  2008
  Municipal Bond Fund............................................    279  2007
  Florida Tax-Exempt Fund........................................    147  2008
  Tennessee Tax-Exempt Fund......................................    831  2006
                                                                     898  2008
  Limited Term Tennessee Tax-Exempt Fund.........................    293  2008
  Prime Money Market Fund........................................      1  2001
                                                                       4  2005
                                                                      52  2006
  Treasury Reserve Money Market Fund.............................      6  2003
  Tax-Exempt Money Market Fund...................................    123  2006
                                                                      92  2007

  Under current tax law, capital losses realized after October 31, within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended July 31, 2000 (amounts in thousands):

Equity Income Fund...................................................... $  899
Select Equity Fund......................................................  1,648
Limited Term Bond Fund..................................................    784
Government Income Fund..................................................  3,162
Municipal Bond Fund.....................................................     54
Florida Tax-Exempt Fund.................................................    252
Tax-Exempt Money Market.................................................    172
Institutional Prime Obligation Fund.....................................      1

                            [LOGO OF AMSOUTH FUNDS]
                                 ANNUAL REPORT
                                  JULY 31, 2000

Investment Advisor                               Distributor
----------------------------------               -------------------------------

AMSOUTH                                          BISYS Fund Services
AmSouth Bank                                     3435 Stelzer Road
1901 Sixth Avenue North                          Columbus, OH 43219
Birmingham, AL 35203
                                                 Legal Counsel
Investment Sub-Advisors                          -------------------------------
----------------------------------
                                                 Ropes & Gray
(Capital Growth Fund Only)                       One Franklin Square
Peachtree Asset Management                       1301 K Street, N.W.
A Division of Salomon Smith Barney               Suite 800 East
Fund Management, LLC                             Washington, DC 20005
One Peachtree Center
Atlanta, GA 30308                                Transfer Agent
                                                 -------------------------------

                                                 BISYS Fund Services Ohio, Inc.
(Mid Cap Fund Only)                              3435 Stelzer Road
Bennett Lawrence Management, LLC                 Columbus, OH 43219
757 3rd Avenue, 19th Floor
New York, NY 10017                               Auditors
                                                 -------------------------------

(Small Cap Fund Only)                            Ernst & Young LLP
Sawgrass Asset Management, LLC                   10 West Broad St.
4337 Pablo Oaks Court                            Columbus, OH 43215
Jacksonville, FL 32224


(Equity Income Fund Only)
Rockhaven Asset Management, LLC
100 First Avenue, Suite 1050
Pittsburgh, PA 15222

(Select Equity and Enhanced Market Funds)
Oakbrook Investments, LLC
701 Warrenville Road, Suite 135
Lisle, IL 60532

(International Equity Fund Only)
Lazard Asset Management
30 Rockefeller Plaza                                                        9/00
New York, NY 10112